[GRAPHIC OMITTED]


                           --------------------------
                           ALLEGIANT FUNDS PROSPECTUS
                               A, B, AND C SHARES
                                 OCTOBER 1, 2005
                           --------------------------


EQUITY FUNDS


International Equity Fund
Large Cap Core Equity Fund
Large Cap Growth Fund
Large Cap Value Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Multi-Factor Small Cap Core Fund
Multi-Factor Small Cap Growth Fund
Multi-Factor Small Cap Value Fund
S&P 500 Index Fund
Small Cap Core Fund
Small Cap Growth Fund
Small Cap Value Fund


ASSET ALLOCATION FUNDS

Aggressive Allocation Fund
Balanced Allocation Fund
Conservative Allocation Fund

FIXED INCOME FUNDS

Bond Fund
Government Mortgage Fund
Intermediate Bond Fund
Limited Maturity Bond Fund
Total Return Advantage Fund
Ultra Short Bond Fund

TAX FREE BOND FUNDS

Intermediate Tax Exempt Bond Fund
Michigan Intermediate Municipal Bond Fund
Ohio Intermediate Tax Exempt Bond Fund
Pennsylvania Intermediate Municipal Bond Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     [LOGO]
                                      ALLEGIANT(SM)

                          THE DISCIPLINE OF INVESTING,
                             A COMMITMENT TO RESULTS

================================================================================
INVESTMENT ADVISER
ALLEGIANT ASSET
MANAGEMENT COMPANY

ABOUT THIS PROSPECTUS

EFFECTIVE JUNE 13, 2005, THE ARMADA FUNDS WERE RENAMED THE ALLEGIANT FUNDS ("ALLEGIANT") AND THE INVESTMENT ADVISER TO ALLEGIANT, NATIONAL CITY INVESTMENT MANAGEMENT COMPANY, CHANGED ITS NAME TO ALLEGIANT ASSET MANAGEMENT COMPANY (THE "ADVISER"). PLEASE NOTE THAT THESE NAME CHANGES DID NOT RESULT IN A CHANGE TO THE INVESTMENT OBJECTIVE OF ANY INVESTMENT PORTFOLIO OF ALLEGIANT (EACH, A "FUND," COLLECTIVELY, THE "FUNDS") OR ANY FUND'S TICKER SYMBOL.


Allegiant is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class A, Class B and Class C Shares of the Funds (the Allegiant Multi-Factor Small Cap Core Fund, Allegiant Multi-Factor Small Cap Growth Fund and Allegiant Multi-Factor Small Cap Value Fund offer Class A Shares and Class C Shares only) before investing. Allegiant also offers Class A, Class B and Class C Shares of Allegiant money market funds in a separate prospectus. To obtain more information on Allegiant, visit us on-line at www.allegiantfunds.corm or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

ALLEGIANT INTERNATIONAL EQUITY FUND .......................................    2

ALLEGIANT LARGE CAP CORE EQUITY FUND ......................................    4

ALLEGIANT LARGE CAP GROWTH FUND ...........................................    6

ALLEGIANT LARGE CAP VALUE FUND ............................................    8

ALLEGIANT MID CAP GROWTH FUND .............................................   10

ALLEGIANT MID CAP VALUE FUND ..............................................   12

ALLEGIANT MULTI-FACTOR SMALL CAP CORE FUND ................................   14

ALLEGIANT MULTI-FACTOR SMALL CAP GROWTH FUND ..............................   16

ALLEGIANT MULTI-FACTOR SMALL CAP VALUE FUND ...............................   18

ALLEGIANT S&P 500 INDEX FUND ..............................................   20

ALLEGIANT SMALL CAP CORE FUND .............................................   22

ALLEGIANT SMALL CAP GROWTH FUND ...........................................   24

ALLEGIANT SMALL CAP VALUE FUND ............................................   26

ALLEGIANT AGGRESSIVE ALLOCATION FUND ......................................   34

ALLEGIANT BALANCED ALLOCATION FUND ........................................   38

ALLEGIANT CONSERVATIVE ALLOCATION FUND ....................................   42

ALLEGIANT BOND FUND .......................................................   48

ALLEGIANT GOVERNMENT MORTGAGE FUND ........................................   50

ALLEGIANT INTERMEDIATE BOND FUND ..........................................   52

ALLEGIANT LIMITED MATURITY BOND FUND ......................................   54

ALLEGIANT TOTAL RETURN ADVANTAGE FUND .....................................   56

ALLEGIANT ULTRA SHORT BOND FUND ...........................................   58

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND ...............................   64

ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND .......................   66

ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND ..........................   68

ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND ...................   70

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ....................   75

MORE INFORMATION ABOUT FUND INVESTMENTS ...................................   79

INVESTOR PROFILES .........................................................   81

INVESTMENT ADVISER, SUB-ADVISERS AND INVESTMENT TEAMS .....................   83

PURCHASING, SELLING AND EXCHANGING FUND SHARES ............................   94

DISTRIBUTION OF FUND SHARES ...............................................  104

DIVIDENDS AND TAXES .......................................................  104

FINANCIAL HIGHLIGHTS ......................................................  107

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Fund has its own investment goal and strategies for reaching that goal. The Adviser manages the investments of each Fund. Polaris Capital Management, Inc. ("Polaris") serves as sub-adviser to a portion of the assets of the Allegiant International Equity Fund. Allegiant Investment Counselors, Inc. ("Investment Counselors" and together with Polaris, the "Sub-Advisers") serves as sub-adviser to the Allegiant Small Cap Core Fund. The Adviser, with the assistance of Polaris in the case of the Allegiant International Equity Fund and Investment Counselors in the case of the Allegiant Small Cap Core Fund, invests Fund assets in a way that it believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal The Adviser's and each Sub-Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.


Each Fund's performance is compared to the performance of one or more benchmark indices. Except for the S&P 500 Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY FUNDS

ALLEGIANT INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Capital appreciation

      PRINCIPAL INVESTMENT STRATEGY


      Investing in common stocks of foreign issuers


      PRINCIPAL RISKS

      Market risk, foreign risk, multi-national companies risk, country risk, active trading risk


      SUB-ADVISER

      Polaris Capital Management, Inc.


--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 25% of the Fund's total assets. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


The Adviser has delegated to Polaris the responsibility for providing portfolio management services to a portion of the Fund's assets. The Adviser has allocated the Fund's assets between a growth strategy and a value strategy (as to the Fund's assets allocated to growth, the "International Growth Component" and as to the Fund's assets allocated to value, the "International Value Component"). Polaris furnishes investment advisory services to the International Value Component. The Adviser monitors the performance of Polaris and, at any point, the Adviser could change the allocation of the Fund's assets between itself and Polaris on a basis determined by the Adviser to be in the best interest of shareholders. This means that the portion of the assets managed by the Adviser could be significantly larger than that managed by Polaris or vice versa and that the difference between such proportions could change from time to time.

The Adviser furnishes investment advisory services to the International Growth Component and makes judgments about the attractiveness of countries based upon a collection of criteria. The relative growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The Adviser focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The percentage of the International Growth Component in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index.

The Adviser focuses on companies in developed markets with long-term growth potential that are consistent with reasonable investment risk. The Adviser's disciplined, risk managed process combines top down country allocation with investments in high quality, growth-oriented stocks available at attractive relative valuations. The Adviser's proprietary quantitative model drives country allocation, while individual stocks are selected through a qualitative process that incorporates a multi-factor approach to find companies with sustainable growth characteristics. Risk is controlled by ensuring diversification across sectors and using both fundamental and statistical models to monitor volatility.

Polaris' pure value style of investment management combines proprietary investment technology and traditional fundamental research to uncover companies with the most undervalued cash flow or assets, in any industry or country. Polaris takes an all-cap approach and utilizes bottom-up analysis, anchored by its proprietary "Global Cost of Equity" model, to select between 50 and 75 stocks.


The Fund's investments in equity securities may include common stocks, American Depositary Receipts or other U.S. listings of foreign common stocks, and exchange traded funds, closed-end funds or stock index futures whose underlying value is derived from common stocks in foreign markets.


The Fund may use exchange traded funds, closed-end funds and derivative securities, combined with investments in money market instruments and forward currency agreements, to gain broad exposure to markets and/or a particular index in a more efficient manner. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the Securities and Exchange Commission and the instrument's liquidity. The Adviser may use these instruments because they lower costs such as commission, custody and foreign withholding or stamp taxes. These instruments are not used for the purpose of introducing leverage in the Fund.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

                                                                    EQUITY FUNDS

                                             ALLEGIANT INTERNATIONAL EQUITY FUND

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

             19.53%   49.71%   -17.09%   -25.52%   -19.20%   32.59%  16.53%
--------------------------------------------------------------------------------
              1998     1999      2000      2001      2002     2003    2004

                     Best Quarter     36.05%   (12/31/99)
                     Worst Quarter   -19.96%   (09/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was -2.94%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE MSCI EAFE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                           SINCE      DATE OF
CLASS A SHARES                        1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant International Equity Fund                                    8/1/97

   Returns Before Taxes               10.16%    -6.14%     2.61%

   Returns After Taxes on
   Distributions                       9.97%    -6.58%     2.24%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                         6.60%    -5.31%     2.07%
--------------------------------------------------------------------------------
MSCI EAFE Index(1)
(reflects no deduction for                                              Since
fees, expenses or taxes)              20.25%   -1.13%    3.56%         7/31/97
--------------------------------------------------------------------------------

                                                           SINCE      DATE OF
CLASS B SHARES                        1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant International Equity Fund   10.73%    -6.04%     4.05%       1/6/98
--------------------------------------------------------------------------------
MSCI EAFE Index(1)
(reflects no deduction for                                             Since
fees, expenses or taxes)              20.25%    -1.13%     5.34%      12/31/97
--------------------------------------------------------------------------------

                                                           SINCE      DATE OF
CLASS C SHARES                        1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant International Equity Fund   14.81%     N/A      -4.50%       1/5/00
--------------------------------------------------------------------------------
MSCI EAFE Index(1)
(reflects no deduction for                                             Since
fees, expenses or taxes)              20.25%     N/A      -1.13%      12/31/99
--------------------------------------------------------------------------------

(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPRISING 21 MSCI COUNTRY INDICES, REPRESENTING DEVELOPED MARKETS OUTSIDE OF NORTH AMERICA.

FUND FEES AND EXPENSES


See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT LARGE CAP CORE EQUITY FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in common stocks of large cap companies

      PRINCIPAL RISKS

      Market risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Large Cap Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's Adviser believes that the best approach to the large cap equity market is to employ a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio and is invested sector neutral to the S&P 500 Composite Stock Price Index, thus providing shareholders with a broad equity market exposure. A large portion of the Fund will be invested in companies with market capitalizations similar to the S&P 500 Composite Stock Price Index.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. The Adviser focuses on a combination of fundamental, technical, and sentiment factors to help identify appropriate investments for the Fund. Among the factors considered are the following: the quality of the company's management team; industry position; the company's business model; and historical growth rates. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                            ALLEGIANT LARGE CAP CORE EQUITY FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

              31.99%   19.72%   1.45%   -14.49%   -20.44%   26.69%   7.29%
--------------------------------------------------------------------------------
               1998     1999    2000      2001      2002     2003    2004

                     Best Quarter     25.04%   (12/31/98)
                     Worst Quarter   -17.62%    (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was -0.84%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                            SINCE      DATE OF
CLASS A SHARES                          1 YEAR  5 YEARS   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Large Cap Core Equity Fund                                   8/1/97

   Returns Before Taxes                  1.40%   -2.38%     5.03%

   Returns After Taxes on
   Distributions                         1.12%   -3.10%     4.17%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                           1.18%   -2.18%     4.05%
--------------------------------------------------------------------------------
S&P 500 Composite
Stock Price Index(1)
(reflects no deduction for                                              Since
fees, expenses or taxes)                10.88%   -2.30%     4.83%      7/31/97
--------------------------------------------------------------------------------


                                                            SINCE      DATE OF
CLASS B SHARES                          1 YEAR  5 YEARS   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Large Cap Core Equity Fund     1.51%   -2.28%     5.11%      1/6/98
--------------------------------------------------------------------------------
S&P 500 Composite
Stock Price Index(1)
(reflects no deduction for                                              Since
fees, expenses or taxes)                10.88%   -2.30%     4.77%      12/31/97
--------------------------------------------------------------------------------

                                                            SINCE      DATE OF
CLASS C SHARES                         1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Large Cap Core Equity Fund     5.45%    N/A      -1.59%      1/20/00
--------------------------------------------------------------------------------
S&P 500 Composite
Stock Price Index(1)
(reflects no deduction for                                              Since
fees, expenses or taxes)                10.88%    N/A      -1.31%      1/31/00
--------------------------------------------------------------------------------

(1) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES


See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in growth-oriented common stocks of large cap companies

      PRINCIPAL RISKS

      Market risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Large Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.

The Fund's Adviser believes that the best approach to the large cap equity market is to employ a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio and is invested sector neutral to the Russell 1000 Growth Index, thus providing shareholders with increased exposure to the growth areas of the equity market. A large portion of the Fund will be invested in companies with market capitalizations similar to the Russell 1000 Growth Index. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

28.51%  19.98%  36.34%  28.74%  22.66%  -5.48%  -16.53%  -28.39%  19.75%  3.55%
--------------------------------------------------------------------------------
 1995    1996    1997    1998    1999    2000     2001     2002    2003   2004

                     Best Quarter     22.85%   (12/31/98)
                     Worst Quarter   -16.15%    (3/31/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was -3.48%.

                                                                    EQUITY FUNDS

                                                 ALLEGIANT LARGE CAP GROWTH FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL 1000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                      1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Large Cap
Growth Fund

   Returns Before Taxes                             -2.16%    -7.92%     8.19%

   Returns After Taxes on
   Distributions                                    -2.36%    -8.18%     6.71%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                      -1.17%    -6.60%     6.40%
--------------------------------------------------------------------------------
Russell 1000 Growth Index(1)
(reflects no deduction for
fees, expenses or taxes)                             6.30%    -9.29%     9.59%
--------------------------------------------------------------------------------

                                                                 SINCE        DATE OF
CLASS B SHARES                   1 YEAR   5 YEARS   10 YEARS   INCEPTION     INCEPTION
-----------------------------------------------------------------------------------------
Allegiant Large Cap
Growth Fund                      -2.21%    -7.85%      N/A       0.91%        1/6/98
-----------------------------------------------------------------------------------------
Russell 1000 Growth Index(1)
(reflects no deduction for                                                     Since
fees, expenses or taxes)          6.30%    -9.29%      N/A       1.81%       12/31/97
-----------------------------------------------------------------------------------------

                                                                 SINCE        DATE OF
CLASS C SHARES                   1 YEAR   5 YEARS   10 YEARS   INCEPTION     INCEPTION
-----------------------------------------------------------------------------------------
Allegiant Large Cap
Growth Fund                      1.79%      N/A        N/A      -6.91%        1/27/00
-----------------------------------------------------------------------------------------
Russell 1000 Growth Index(1)
(reflects no deduction                                                         Since
for fees, expenses or taxes)     6.30%      N/A        N/A      -8.55%        1/31/00
-----------------------------------------------------------------------------------------

(1) THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES


See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT LARGE CAP VALUE FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in value-oriented common stocks of large cap companies

      PRINCIPAL RISK

      Market risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer attractive valuation and improving dynamics.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                  ALLEGIANT LARGE CAP VALUE FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


  27.37%  17.89%  28.87%  9.77%  -0.25%  11.30%  -4.05%  -15.22%  26.78%  13.03%
--------------------------------------------------------------------------------
   1995    1996    1997   1998    1999    2000    2001     2002    2003    2004


                     Best Quarter     15.42%    (6/30/03)
                     Worst Quarter   -17.98%    (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 0.82%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL 1000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS A SHARES                                      1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Large Cap Value Fund

   Returns Before Taxes                              6.80%    4.15%      9.44%

   Returns After Taxes on
   Distributions                                     5.52%    3.26%      8.60%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                       5.05%    3.13%      8.05%
--------------------------------------------------------------------------------
Russell 1000 Value Index(1)
(reflects no deduction for
fees, expenses or taxes)                            16.49%    5.27%     13.83%
--------------------------------------------------------------------------------

                                                                 SINCE        DATE OF
CLASS B SHARES                   1 YEAR   5 YEARS   10 YEARS   INCEPTION     INCEPTION
-----------------------------------------------------------------------------------------
Allegiant Large Cap
Value Fund                        7.27%    4.27%      N/A        4.62%        1/6/98

-----------------------------------------------------------------------------------------
Russell 1000 Value Index(1)
(reflects no deduction for                                                     Since
fees, expenses or taxes)         16.49%    5.27%      N/A        6.99%       12/31/97
-----------------------------------------------------------------------------------------

                                                                 SINCE        DATE OF
CLASS C SHARES                   1 YEAR   5 YEARS   10 YEARS   INCEPTION     INCEPTION
-----------------------------------------------------------------------------------------
Allegiant Large Cap
Value Fund                       11.32%     N/A       N/A        5.75%        1/27/00
-----------------------------------------------------------------------------------------
Russell 1000 Value Index(1)
(reflects no deduction for                                                     Since
fees, expenses or taxes)         16.49%     N/A       N/A        6.08%        1/31/00
-----------------------------------------------------------------------------------------

(1) THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES


See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT MID CAP GROWTH FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in growth-oriented common stocks of medium-sized companies

      PRINCIPAL RISKS

      Market risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with mid cap stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase between $1 billion and $15 billion. The Fund notes that capitalizations of greater than approximately $8 billion are considered to be in the "large cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Allegiant Mid Cap Growth Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


29.58%  18.53%  11.60%  11.04%  45.47%  -8.11%  -19.17%  -31.25%  33.68%  5.72%
--------------------------------------------------------------------------------
 1995    1996    1997    1998    1999    2000     2001     2002    2003   2004


                     Best Quarter    34.98%    (12/31/99)
                     Worst Quarter  -27.16%     (9/30/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was -0.88%.

                                                                    EQUITY FUNDS

                                                   ALLEGIANT MID CAP GROWTH FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL MIDCAP GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS A SHARES                                   1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Mid Cap
Growth Fund

   Returns Before Taxes                          -0.15%     -7.37%     6.56%

   Returns After Taxes on
   Distributions                                 -0.15%     -9.12%     2.85%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                   -0.10%     -6.62%     4.13%
--------------------------------------------------------------------------------
Russell Midcap Growth Index(1)
(reflects no deduction for
fees, expenses or taxes)                         15.48%     -3.36%    11.23%
--------------------------------------------------------------------------------

CLASS B SHARES                                   1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Mid Cap
Growth Fund                                      -0.12%     -7.22%     6.53%
--------------------------------------------------------------------------------
Russell Midcap Growth Index(1)
(reflects no deduction for
fees, expenses or taxes)                         15.48%     -3.36%    11.23%
--------------------------------------------------------------------------------

                                                                          SINCE      DATE OF
CLASS C SHARES                           1 YEAR    5 YEARS   10 YEARS   INCEPTION   INCEPTION
---------------------------------------------------------------------------------------------
Allegiant Mid Cap
Growth Fund                               4.00%      N/A       N/A       -10.67%     6/15/00
---------------------------------------------------------------------------------------------
Russell Midcap Growth Index(1)
(reflects no deduction for                                                            Since
fees, expenses or taxes)                 15.48%      N/A       N/A        -3.95%     5/31/00
---------------------------------------------------------------------------------------------

(1) THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL MIDCAP INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL MIDCAP INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST U.S. COMPANIES AMONG THE LARGEST 1,000 U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES


See page 29 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT MID CAP VALUE FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Long-term capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in value-oriented common stocks of mid cap companies

      PRINCIPAL RISK

      Market risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $1 billion and $15 billion at the time the Fund purchases the company's securities. The Fund notes that capitalizations of greater than approximately $8 billion are considered to be in the "large cap" range by some industry sources.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value; traditionally these companies have price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when valuations rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Prior to March 1, 2004, the Fund invested in value-oriented common stocks of small cap and mid cap companies. Accordingly, performance information prior to March 1, 2004 reflects the results of the previous investment strategy.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               34.50%   21.11%
-------------------------------------------------------------------------------
                                2003     2004

                     Best Quarter     16.95%    (6/30/03)
                     Worst Quarter    -3.96%    (3/31/03)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 4.36%.

                                                                    EQUITY FUNDS

                                                    ALLEGIANT MID CAP VALUE FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL MIDCAP VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                          SINCE      DATE OF
CLASS A SHARES                                 1 YEAR   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Mid Cap Value Fund                                         7/1/02

   Returns Before Taxes                        14.48%    14.48%

   Returns After Taxes on
   Distributions                               10.21%    12.39%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                 11.43%    11.61%
--------------------------------------------------------------------------------
Russell Midcap Value Index(1)
(reflects no deduction for                                            Since
fees, expenses or taxes)                       23.71%    17.62%      6/30/02
--------------------------------------------------------------------------------

                                                          SINCE      DATE OF
CLASS B SHARES                                 1 YEAR   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Mid Cap Value Fund                   15.30%    23.23%      6/2/03
--------------------------------------------------------------------------------
Russell Midcap Value Index(1)
(reflects no deduction for                                            Since
fees, expenses or taxes)                       23.71%    30.30%      5/31/03
--------------------------------------------------------------------------------

                                                          SINCE      DATE OF
CLASS C SHARES                                 1 YEAR   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Mid Cap Value Fund                   19.31%    26.24%      6/2/03
--------------------------------------------------------------------------------
Russell Midcap Value Index(1)
(reflects no deduction for                                            Since
fees, expenses or taxes)                       23.71%    30.30%      5/31/03
--------------------------------------------------------------------------------

(1) THE RUSSELL MIDCAP VALUE INDEX IS AN UNMANAGED, MARKET-WEIGHTED TOTAL RETURN INDEX THAT TRACKS THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH RATES.

FUND FEES AND EXPENSES


See page 29 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT MULTI-FACTOR SMALL CAP CORE FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Long-term capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in securities of small capitalization companies

      PRINCIPAL RISKS

      Market risk, small companies risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Multi-Factor Small Cap Core Fund's investment objective is to provide long-term capital appreciation by investing in a diversified portfolio of small cap equity securities that possesses both value and growth characteristics. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of small cap companies (i.e., companies with market capitalizations approximately equivalent to those that fall in the lowest 15% of publicly traded companies represented in the Russell 2000 Index). The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Using an analytical process together with fundamental research methods, the Adviser rates the performance potential of companies and buys those stocks that it believes offer the best prospects for superior performance relative to the securities of comparable companies. In selecting securities, the Adviser integrates both growth and valuation considerations. The Adviser focuses on companies that appear to have potential for above-average earnings, sales and asset value growth. Additionally, the Adviser buys those securities it considers to be attractively valued relative to the securities of comparable companies. The Adviser assesses a company's growth prospects and relative valuation by reviewing and analyzing investment candidates individually.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus. The performance of Class A Shares and Class C Shares will differ due to differences in expenses and/or sales charges.

The Fund will compare its performance to the Russell 2000 Index. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES
See page 29 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                     This page is intentionally left blank.

EQUITY FUNDS

ALLEGIANT MULTI-FACTOR SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Long-term capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in securities of small capitalization companies with prospects for accelerated earnings or revenue growth

      PRINCIPAL RISKS

      Market risk, small companies risk, IPO risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Multi-Factor Small Cap Growth Fund's investment objective is to provide long-term capital appreciation by investing in a diversified portfolio of small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations (i.e., companies with market capitalizations approximately equivalent to those that fall in the lowest 15% of publicly traded companies represented in the Russell 2000 Growth Index). Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities of small cap companies that the Adviser believes offer the potential for accelerated earnings or revenue growth relative to the broader stock market. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Using an analytical process together with fundamental research methods, the Adviser rates the performance potential of companies and buys those stocks that it believes offer the best prospects for superior performance relative to the securities of comparable companies. The Adviser assesses a company's prospects for growth by reviewing and analyzing purchase candidates individually. The Fund may invest in initial public offerings (IPOs), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs.

Although the Fund is diversified and does not intend to focus on any particular industry sectors, the Fund's investment strategy may involve, at times, investing a significant portion of its assets in one or more industry sectors that the Adviser believes hold high potential for growth. As a result, poor performance or negative economic events affecting one or more of these sectors could have a greater impact on the Fund than on other funds that maintain broader sector coverage.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

IPO RISK. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                    ALLEGIANT MULTI-FACTOR SMALL CAP GROWTH FUND

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus. The performance of Class A Shares and Class C Shares will differ due to differences in expenses and/or sales charges.

The Fund will compare its performance to the Russell 2000 Growth Index. The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 29 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT MULTI-FACTOR SMALL CAP VALUE FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Long-term capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in value-oriented securities of small capitalization companies

      PRINCIPAL RISKS

      Market risk, small companies risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Multi-Factor Small Cap Value Fund's investment objective is to provide long-term capital appreciation by investing in a diversified portfolio of securities of small cap companies. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations that are believed to be conservatively valued. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of smaller capitalization companies (i.e., companies with market capitalizations approximately equivalent to those that fall in the lowest 15% of publicly traded companies represented in the Russell 2000 Value Index). The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Using an analytical process together with fundamental research methods to implement a "value" approach, the Adviser rates the performance potential of companies and buys those securities it considers to be conservatively valued relative to the securities of comparable companies. In searching for securities with lower than average valuations, the Adviser considers, among other things, price-to-earnings and price-to-book ratios. The Adviser assesses a company's valuation and prospects by reviewing and analyzing investment candidates individually.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                     ALLEGIANT MULTI-FACTOR SMALL CAP VALUE FUND

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus. The performance of Class A Shares and Class C Shares will differ due to differences in expenses and/or sales charges.

The Fund will compare its performance to the Russell 2000 Value Index. The Russell 2000 Value Index is an unmanaged index comprised of securities in the Russell 2000 Index with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 29 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT S&P 500 INDEX FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      To approximate, before Fund expenses, the investment results of the S&P 500 Composite Stock Price Index

      PRINCIPAL INVESTMENT STRATEGY

      Investing in stocks that comprise the S&P 500 Composite Stock Price Index

      PRINCIPAL RISKS

      Market risk, tracking error risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant S&P 500 Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Adviser invests substantially all, but in no event less than 80%, of the Fund's net assets plus any borrowings for investment purposes in stocks included in the S&P 500 Composite Stock Price Index (the "Index"). The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets is invested in stocks included in the Index in approximately the same relative proportion as those stocks are held in the Index. The Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). However, the Adviser believes that employing certain active management strategies for a small percentage of the Fund's assets, if successful, will result in net returns after expenses that may more closely approximate the returns of the Index. Consequently, the Fund may purchase a security that is scheduled to be included in the Index but prior to the effective inclusion date. The Fund may also temporarily continue to hold a security that has been deleted from the Index. A diversified subset of stocks held in the Fund may have weights slightly higher or lower than those in the Index with the goal of adding small incremental performance relative to the Index. Stocks that are held in very small proportions in the Index may be excluded from the Fund or held short if they are expected to underperform. In addition, the Fund may sell securities short.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

         20.28%      -9.45%     -12.47%     -22.57%     27.96%     10.29%
--------------------------------------------------------------------------------
          1999        2000        2001        2002       2003       2004

                      Best Quarter     15.28%   (6/30/03)
                      Worst Quarter   -17.37%   (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was -1.16%.

                                                                    EQUITY FUNDS

                                                    ALLEGIANT S&P 500 INDEX FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                            SINCE     DATE OF
CLASS A SHARES                           1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Allegiant S&P 500 Index Fund                                          10/15/98

   Returns Before Taxes                   7.48%   -3.32%    2.89%

   Returns After Taxes on
   Distributions                          6.97%   -3.65%    0.91%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                            4.85%   -2.98%    0.87%
--------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for                                             Since
fees, expenses or taxes)                 10.88%   -2.30%    4.38%     09/30/98
--------------------------------------------------------------------------------


                                                            SINCE     DATE OF
CLASS B SHARES                           1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Allegiant S&P 500 Index Fund              4.50%    N/A     -3.05%     1/4/00
--------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for                                             Since
fees, expenses or taxes)                 10.88%    N/A     -2.30%     12/31/99
--------------------------------------------------------------------------------

                                                            SINCE     DATE OF
CLASS C SHARES                           1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Allegiant S&P 500 Index Fund              8.49%    N/A     -3.57%     1/17/00
--------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for                                             Since
fees, expenses or taxes)                 10.88%    N/A     -1.31%     1/30/00
--------------------------------------------------------------------------------

(1) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE. "S&P 500" IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE BY ALLEGIANT ASSET MANAGEMENT COMPANY. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

FUND FEES AND EXPENSES


See page 30 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT SMALL CAP CORE FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in common stocks of small cap companies

      PRINCIPAL RISKS

      Market risk, small companies risk

      SUB-ADVISER

      Allegiant Investment Counselors, Inc.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


The Allegiant Small Cap Core Fund's investment objective is to provide capital appreciation. The Fund intends to achieve this objective by investing in a diversified portfolio of publicly traded small cap equity securities that possess both value and growth characteristics. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


Investment Counselors' investment process is to invest in securities of companies based on Investment Counselors' analysis of the company's cash flow. Investment Counselors' investment process focuses, specifically, on Cash Flow Return on Investment (CFROI(R)).(1) CFROI(R) is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI(R) is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, different market caps, sectors and industries. Investment Counselors believes that CFROI(R) provides a more accurate predictor of future value than other broadly used analysis methods. Investment Counselors first screens companies based on corporate performance utilizing the CFROI(R) measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced. Investment Counselors believes that it does not matter what a particular company's cash flow change is if the stock is overvalued.

In addition, as part of its screening process, Investment Counselors looks for companies whose management understands how to create value for shareholders, deploy capital, that have low debt and a consistent dividend policy, and that are market leaders with respect to the product or service they provide, as well as companies that are part of a strong or growing industry. Investment Counselors will generally sell a security when cash flow return on investment flattens or declines, market price equals or exceeds cash flow value "target," company characteristics deteriorate, when there are earnings warnings, and when the stock experiences underperformance. However, none of the sell characteristics are automatic.


The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization of between $100 million and $3 billion at the time of purchase. The Fund notes that capitalizations of $1 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

--------------------------------------------------------------------------------

(1)   CFROI IS A REGISTERED TRADEMARK OF CSFB HOLT.

                                                                    EQUITY FUNDS

                                                   ALLEGIANT SMALL CAP CORE FUND

PERFORMANCE INFORMATION

No performance information has been provided because the Fund had not yet completed a full calendar year of operations as of December 31, 2004. The Fund will compare its performance to the Russell 2000 Index. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES


See page 30 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in growth-oriented common stocks of small cap companies

      PRINCIPAL RISKS

      Market risk, small companies risk, active trading risk

--------------------------------------------------------------------------------


On May 17, 2005, the Board of Trustees of Allegiant approved a Plan of Reorganization (the "Reorganization") in connection with the proposed reorganization of the Allegiant Small Cap Growth Fund into the Allegiant Multi-Factor Small Cap Growth Fund. Shareholders of record of the Allegiant Small Cap Growth Fund as of September 30, 2005 will be asked to approve the Reorganization at a Special Meeting of Shareholders to be held on December 6, 2005. If the Reorganization is approved by shareholders, Allegiant expects to complete the Reorganization on or about December 12, 2005.


PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase between $100 million and $3 billion. The Fund notes that capitalizations of $1 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                 ALLEGIANT SMALL CAP GROWTH FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

          7.28%   35.63%   -15.19%   -8.27%   -39.47%  45.14%  -0.21%
--------------------------------------------------------------------------------
          1998     1999      2000     2001      2002    2003    2004

                      Best Quarter     36.11%  (12/31/99)
                      Worst Quarter   -25.82%   (9/30/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was -9.02%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                         SINCE      DATE OF
CLASS A SHARES                      1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Small Cap Growth Fund                                      8/1/97

   Returns Before Taxes             -5.74%    -8.41%     0.07%

   Returns After Taxes on
   Distributions                    -5.74%    -8.76%    -0.26%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                      -3.73%    -6.95%     0.01%
--------------------------------------------------------------------------------
Russell 2000 Growth Index(1)
(reflects no deduction for                                           Since
fees, expenses or taxes)            14.31%    -3.57%     2.87%      7/31/97
--------------------------------------------------------------------------------

                                                         SINCE      DATE OF
CLASS B SHARES                      1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Small Cap Growth Fund     -5.83%    -8.32%    -0.72%      1/6/98
--------------------------------------------------------------------------------
Russell 2000 Growth Index(1)
(reflects no deduction for                                           Since
fees, expenses or taxes)            14.31%    -3.57%     2.73%     12/31/97
--------------------------------------------------------------------------------

                                                         SINCE      DATE OF
CLASS C SHARES                      1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Small Cap Growth Fund     -1.97%     N/A      -9.25%      1/20/00
--------------------------------------------------------------------------------
Russell 2000 Growth Index(1)
(reflects no deduction for                                           Since
fees, expenses or taxes)            14.31%     N/A      -3.45%      1/31/00
--------------------------------------------------------------------------------

(1) THE RUSSELL 2000 GROWTH INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES


See page 30 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT SMALL CAP VALUE FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in value-oriented common stocks of small cap companies

      PRINCIPAL RISKS

      Market risk, small companies risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach, focusing on securities of companies that offer good value and good news. The Adviser employs a proprietary quantitative model, Purchased Financial Productivity ("PFP"), to evaluate and rank companies according to the three tenets of quality, valuation and timeliness. The highest ranking stocks are then subjected to extensive fundamental analysis. A security may be sold when its quality is deteriorating and/or its price is rising, or if other securities become available at more attractive levels on a PFP basis. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria. The Fund also utilizes an active trading approach.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase between $100 million and $3 billion. The Fund notes that capitalizations of $1 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                  ALLEGIANT SMALL CAP VALUE FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                          CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

18.41%   22.32%   32.05%   -7.64%  7.65%  33.22%  17.03%  -10.75%  38.62% 21.30%
--------------------------------------------------------------------------------
 1995     1995     1997     1998   1999    2000    2001     2002    2003   2004

                      Best Quarter     19.22%  (12/31/01)
                      Worst Quarter   -17.92%   (9/30/98)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was -3.03%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL 2000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------------------
CLASS A SHARES                         1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------------

Allegiant Small Cap
Value Fund

      Returns Before Taxes             14.63%    17.20%    15.45%

      Returns After Taxes on
      Distributions                    10.24%    14.72%    12.75%

      Returns After Taxes on
      Distributions and Sale of
      Fund Shares                      11.83%    13.80%    12.13%

--------------------------------------------------------------------------------------------
Russell 2000 Value Index(1)
(reflects no deduction for
fees, expenses or taxes)               22.25%    17.23%    14.49%
--------------------------------------------------------------------------------------------


                                                                       SINCE        DATE OF
CLASS B SHARES                         1 YEAR   5 YEARS   10 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------------------
Allegiant Small Cap
Value Fund                             15.45%    17.50%     N/A        12.16%        1/6/98
-------------------------------------------------------------------------------------------
Russell 2000 Value Index(1)
(reflects no deduction for                                                           Since
fees, expenses or taxes)               22.25%    17.23%     N/A        10.73%       12/31/97
--------------------------------------------------------------------------------------------

                                                                       SINCE        DATE OF
CLASS C SHARES                         1 YEAR   5 YEARS   10 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------------------
Allegiant Small Cap
Value Fund                             19.47%     N/A       N/A        18.70%       1/27/00
--------------------------------------------------------------------------------------------
Russell 2000 Value Index(1)
(reflects no deduction for                                                           Since
fees, expenses or taxes)               22.25%     N/A       N/A        18.19%       1/31/00
--------------------------------------------------------------------------------------------

(1) THE RUSSELL 2000 VALUE INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES OF THE 3000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES


See page 30 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                    INTERNATIONAL EQUITY FUND            LARGE CAP CORE EQUITY FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A      CLASS B      CLASS C      CLASS A     CLASS B     CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                5.50%(1)     None         None         5.50%(1)    None        None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)               None         5.00%(2)     1.00%(3)     None        5.00%(2)    1.00%(3)
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None         None         None         None        None        None
------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               2.00%(4)     None         2.00%(4)     None        None        None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None         None         None         None        None        None
------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                         1.15%(5,6)   1.15%(5,6)   1.15%(5,6)   0.75%       0.75%       0.75%
------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.08%(7)     0.75%        0.75%        0.08%(7)    0.75%       0.75%
------------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(8)                 0.25%        0.25%        0.25%        0.25%       0.25%       0.25%
------------------------------------------------------------------------------------------------------------------------
   Other                                         0.28%        0.28%        0.28%        0.14%       0.14%       0.14%
------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.53%        0.53%        0.53%        0.39%       0.39%       0.39%
------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                               1.76%(5)     2.43%(5)     2.43%(5)     1.22%       1.89%       1.89%
------------------------------------------------------------------------------------------------------------------------


SHAREHOLDER FEES                                      LARGE CAP GROWTH FUND                  LARGE CAP VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A      CLASS B      CLASS C      CLASS A     CLASS B     CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                5.50%(1)     None         None         5.50%(1)    None        None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)               None         5.00%(2)     1.00%(3)     None        5.00%(2)    1.00%(3)
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None         None         None         None        None        None
------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None         None         None         None        None        None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None         None         None         None        None        None
------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                         0.75%        0.75%        0.75%        0.75%       0.75%       0.75%
------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.08%(7)     0.75%        0.75%        0.08%(7)    0.75%       0.75%
------------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(8)                 0.25%        0.25%        0.25%        0.25%       0.25%       0.25%
------------------------------------------------------------------------------------------------------------------------
   Other                                         0.14%        0.14%        0.14%        0.14%       0.14%       0.14%
------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.39%        0.39%        0.39%        0.39%       0.39%       0.39%
------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                               1.22%        1.89%        1.89%        1.22%       1.89%       1.89%
------------------------------------------------------------------------------------------------------------------------

                                                                    EQUITY FUNDS

SHAREHOLDER FEES                                       MID CAP GROWTH FUND                    MID CAP VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A      CLASS B      CLASS C      CLASS A     CLASS B     CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                5.50%(1)     None         None         5.50%(1)    None        None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)               None         5.00%(2)     1.00%(3)     None        5.00%(2)    1.00%(3)
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None         None         None         None        None        None
------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None         None         None         None        None        None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None         None         None         None        None        None
------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(5)                      1.00%(5)     1.00%(5)     1.00%(5)     1.00%       1.00%       1.00%
------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.08%(7)     0.75%        0.75%        0.08%(7)    0.75%       0.75%
------------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(8)                 0.25%        0.25%        0.25%        0.25%       0.25%       0.25%
------------------------------------------------------------------------------------------------------------------------
   Other                                         0.45%        0.45%        0.45%        0.19%       0.19%       0.19%
------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.70%        0.70%        0.70%        0.44%       0.44%       0.44%
------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(5)                            1.78%(5)     2.45%(5)     2.45%(5)     1.52%       2.19%       2.19%
------------------------------------------------------------------------------------------------------------------------



                                                 MULTI-FACTOR SMALL        MULTI-FACTOR SMALL       MULTI-FACTOR SMALL
SHAREHOLDER FEES                                    CAP CORE FUND            CAP GROWTH FUND          CAP VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A      CLASS C      CLASS A      CLASS C     CLASS A     CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                5.50%(1)     None         5.50%(1)     None        5.50%(1)    None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)               None         1.00%(3)     None         1.00%(3)    None        1.00%(3)
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None         None         None         None        None        None
------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)(4)            2.00%(4)     2.00%(4)     2.00%        2.00%       2.00%       2.00%
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None         None         None         None        None        None
------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees(5,9)                    1.00%(9)     1.00%(9)     1.00%        1.00%       1.00%       1.00%
------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.08%(7)     0.75%        0.08%(7)     0.75%       0.08%(7)    0.75%
------------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(8)                 0.25%        0.25%        0.25%        0.25%       0.25%       0.25%
------------------------------------------------------------------------------------------------------------------------
   Other(7)                                      0.30%(10)    0.30%(10)    0.60%        0.60%       0.30%       0.30%
------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.55%        0.55%        0.85%        0.85%       0.55%       0.55%
------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(5)                            1.63%        2.30%        1.93%        2.60%       1.63%       2.30%
------------------------------------------------------------------------------------------------------------------------

EQUITY FUNDS

SHAREHOLDER FEES                                        S&P 500 INDEX FUND                    SMALL CAP CORE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                2.50%(1)     None         None         5.50%(1)     None         None
--------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)               None         5.00%(2)     1.00%(3)     None         5.00%(2)     1.00%(3)
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None         None         None         None         None         None
--------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None         None         None         2.00%(4)     None         2.00%(4)
--------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None         None         None         None         None         None
--------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                         0.35%        0.35%        0.35%        1.00%(9,11)  1.00%(9,11)  1.00%(9,11)
-----------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.00%(7)     0.75%        0.75%        0.08%(7)     0.75%        0.75%
-----------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(8)                 0.25%        0.25%        0.25%        0.25%        0.25%        0.25%
-----------------------------------------------------------------------------------------------------------------------------
   Other                                         0.16%        0.16%        0.16%        0.14%        0.14%        0.14%
-----------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.41%        0.41%        0.41%        0.39%        0.39%        0.39%
-----------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                               0.76%        1.51%        1.51%        1.47%        2.14%        2.14%
-----------------------------------------------------------------------------------------------------------------------------



SHAREHOLDER FEES                                      SMALL CAP GROWTH FUND                  SMALL CAP VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A      CLASS B      CLASS C      CLASS A       CLASS B     CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                5.50%(1)     None         None         5.50%(1)      None        None
--------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)               None         5.00%(2)     1.00%(3)     None          5.00%(2)    1.00%(3)
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None         None         None         None          None        None
--------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               2.00%(4)     None         2.00%(4)     2.00%(4)      None        2.00%(4)
--------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None         None         None         None          None        None
--------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                         1.00%(5,9)   1.00%(5,9)   1.00%(5,9)   1.00%(9)      1.00%(9)    1.00%(9)
--------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.08%(7)     0.75%        0.75%        0.08%(7)      0.75%       0.75%
--------------------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(8)                 0.25%        0.25%        0.25%        0.25%         0.25%       0.25%
--------------------------------------------------------------------------------------------------------------------------
   Other                                         0.69%        0.69%        0.69%        0.13%         0.13%       0.13%
--------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.94%        0.94%        0.94%        0.38%         0.38%       0.38%
--------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                               2.02%(5)     2.69%(5)     2.69%(5)     1.46%         2.13%       2.13%
--------------------------------------------------------------------------------------------------------------------------

                                                                    EQUITY FUNDS

(1) This sales charge varies depending upon how much you invest. See the "Sales Charges" section of this prospectus.

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. Class B Shares convert to Class A Shares after eight years. For more information see the "Contingent Deferred Sales Charges" section of this prospectus.

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares within 60 days of purchase. The fee is retained by the Fund and withheld from redemption proceeds. For more details, see the "Redemption Fee" section of this prospectus.


(5) The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                        TOTAL       TOTAL       TOTAL
                            ADVISORY   EXPENSES    EXPENSES    EXPENSES
FUND                         FEES     (CLASS A)   (CLASS B)   (CLASS C)
International Equity Fund    1.00%      1.61%       2.30%       2.30%
Mid Cap Growth Fund          0.45%      1.32%       2.01%       2.01%
Mid Cap Value Fund           0.75%      1.27%       1.96%       1.96%
S&P 500 Index Fund           0.20%      0.61%       1.36%       1.36%
Small Cap Growth Fund        0.55%      1.57%       2.26%       2.26%

The Adviser expects to waive a portion of its advisory fees for certain Funds during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                                  TOTAL       TOTAL      TOTAL
                                     ADVISORY   EXPENSES    EXPENSES   EXPENSES
FUND                                   FEES     (CLASS A)   (CLASS B)  (CLASS C)
International Equity Fund              1.00%      1.61%       2.28%      2.28%
Mid Cap Growth Fund                    0.45%      1.23%       1.90%      1.90%
Mid Cap Value Fund                     0.75%      1.27%       1.94%      1.94%
Multi-Factor Small Cap Core Fund       0.85%      1.48%        N/A       2.15%
Multi-Factor Small Cap Growth Fund     0.55%      1.48%        N/A       2.15%
Multi-Factor Small Cap Value Fund      0.85%      1.48%        N/A       2.15%
S&P 500 Index Fund                     0.20%      0.61%       1.36%      1.36%
Small Cap Growth Fund                  0.55%      1.57%       2.24%      2.24%


These fee waivers are voluntary and may be revised or discontinued at any time.


(6) From its advisory fee, the Adviser pays a sub-advisory fee to Polaris based on the portion of assets of the Fund allocated to Polaris as follows: 0.35% of the first $125 million of assets managed, 0.40% of assets managed between $125 million and $200 million and 0.50% of assets managed over $200 million.

(7) Represents actual Distribution (12b-1) Fees incurred by the S&P 500 Index Fund's Class A Shares during the last fiscal year. For the other Funds, Distribution (12b-1) Fees have been restated to reflect current fees expected to be incurred by each Fund's Class A Shares during the current fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.08% (0.005% for the S&P 500 Index
      Fund) during the current fiscal year.

(8) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(9) The advisory fee is reduced to 0.95% on assets of $500 million or more, but less than $1 billion and to 0.90% on assets of $1 billion and over for the Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value, Small Cap Core, Small Cap Growth and Small Cap Value Funds.

(10) Other Expenses for the Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth and Multi-Factor Small Cap Value Funds are based on estimated amounts for the current fiscal year.

(11) From its advisory fee, the Adviser pays a sub-advisory fee of 0.50% to Investment Counselors, sub-adviser to the Fund.

For more information about these fees, see "Investment Adviser, Sub-Advisers and Investment Teams" and "Distribution of Fund Shares."

EQUITY FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Allegiant Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
   Class A Shares                          $ 719    $ 1,074   $ 1,452   $  2,509
   Class B Shares(1)                         746      1,158     1,496      2,601
   Class B Shares(2)                         246        758     1,296      2,601
   Class C Shares(1)                         346        758     1,296      2,766
   Class C Shares(2)                         246        758     1,296      2,766
--------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
   Class A Shares                          $ 667    $   916   $ 1,183   $  1,946
   Class B Shares(1)                         692        994     1,221      2,037
   Class B Shares(2)                         192        594     1,021      2,037
   Class C Shares(1)                         292        594     1,021      2,212
   Class C Shares(2)                         192        594     1,021      2,212
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
   Class A Shares                          $ 667    $   916   $ 1,183   $  1,946
   Class B Shares(1)                         692        994     1,221      2,037
   Class B Shares(2)                         192        594     1,021      2,037
   Class C Shares(1)                         292        594     1,021      2,212
   Class C Shares(2)                         192        594     1,021      2,212
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND
   Class A Shares                          $ 667    $   916   $ 1,183   $  1,946
   Class B Shares(1)                         692        994     1,221      2,037
   Class B Shares(2)                         192        594     1,021      2,037
   Class C Shares(1)                         292        594     1,021      2,212
   Class C Shares(2)                         192        594     1,021      2,212
--------------------------------------------------------------------------------
MID CAP GROWTH FUND
   Class A Shares                          $ 721    $ 1,079   $ 1,461   $  2,529
   Class B Shares(1)                         748      1,164     1,506      2,621
   Class B Shares(2)                         248        764     1,306      2,621
   Class C Shares(1)                         348        764     1,306      2,786
   Class C Shares(2)                         248        764     1,306      2,786
--------------------------------------------------------------------------------
MID CAP VALUE FUND
   Class A Shares                          $ 696    $ 1,004   $ 1,333   $  2,263
   Class B Shares(1)                         722      1,085     1,375      2,354
   Class B Shares(2)                         222        685     1,175      2,354
   Class C Shares(1)                         322        685     1,175      2,524
   Class C Shares(2)                         222        685     1,175      2,524
--------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP CORE FUND
   Class A Shares                          $ 707    $ 1,036       N/A        N/A
   Class C Shares(1)                         333        718       N/A        N/A
   Class C Shares(2)                         233        718       N/A        N/A
--------------------------------------------------------------------------------

                                                                    EQUITY FUNDS

--------------------------------------------------------------------------------
EXAMPLES (CONTINUED)
--------------------------------------------------------------------------------


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP GROWTH FUND
   Class A Shares                          $ 735    $ 1,123       N/A       N/A
   Class C Shares(1)                         363        808       N/A       N/A
   Class C Shares(2)                         263        808       N/A       N/A
--------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP VALUE FUND
   Class A Shares                          $ 707    $ 1,036       N/A       N/A
   Class C Shares(1)                         333        718       N/A       N/A
   Class C Shares(2)                         233        718       N/A       N/A
--------------------------------------------------------------------------------
S&P 500 INDEX FUND
   Class A Shares                          $ 326    $   487   $   662   $ 1,169
   Class B Shares(1)                         654        877     1,024     1,599
   Class B Shares(2)                         154        477       824     1,599
   Class C Shares(1)                         254        477       824     1,802
   Class C Shares(2)                         154        477       824     1,802
--------------------------------------------------------------------------------
SMALL CAP CORE FUND
   Class A Shares                          $ 691    $   989   $ 1,309   $ 2,211
   Class B Shares(1)                         717      1,070     1,349     2,302
   Class B Shares(2)                         217        670     1,149     2,302
   Class C Shares(1)                         317        670     1,149     2,472
   Class C Shares(2)                         217        670     1,149     2,472
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
   Class A Shares                          $ 744    $ 1,149   $ 1,578   $ 2,769
   Class B Shares(1)                         772      1,235     1,625     2,861
   Class B Shares(2)                         272        835     1,425     2,861
   Class C Shares(1)                         372        835     1,425     3,022
   Class C Shares(2)                         272        835     1,425     3,022
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND
    Class A Shares                         $ 690    $   986   $ 1,304   $ 2,200
    Class B Shares(1)                        716      1,067     1,344     2,292
    Class B Shares(2)                        216        667     1,144     2,462
    Class C Shares(1)                        316        667     1,144     2,462
    Class C Shares(2)                        216        667     1,144     2,462
--------------------------------------------------------------------------------


(1)     If you sell your shares at the end of the period.

(2)     If you do not sell your shares at the end of the period.

ASSET ALLOCATION FUNDS

ALLEGIANT AGGRESSIVE ALLOCATION FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Capital appreciation with current income as a secondary objective

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a combination of Underlying Allegiant Funds that, in turn, invest primarily in U.S. and foreign common stocks and, to a lesser extent, in investment grade fixed income securities and cash equivalents

      PRINCIPAL RISKS

      Market risk, interest rate risk, credit risk, prepayment/extension risk, allocation risk, small companies risk, foreign risk, conflicts risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


The Allegiant Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Allegiant Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 78.


The Fund invests in Underlying Allegiant Funds in accordance with weightings determined by the Adviser. The Underlying Allegiant Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Allegiant Funds that invest primarily in equity securities (Allegiant International Equity, Allegiant Large Cap Growth, Allegiant Large Cap Value, Allegiant Small Cap Growth and Allegiant Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Allegiant Funds that invest primarily in fixed income securities (Allegiant Bond and Allegiant Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Allegiant Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Allegiant Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments.

The Fund's assets may be reallocated among the Underlying Allegiant Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Allegiant Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Allegiant Funds and allocation of the Fund's assets among them. Since some Underlying Allegiant Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Allegiant Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Allegiant Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Allegiant Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Allegiant Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

                                                          ASSET ALLOCATION FUNDS

                                            ALLEGIANT AGGRESSIVE ALLOCATION FUND

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Allegiant Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Allegiant Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Allegiant Fund will suffer from the inability to invest in higher-yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Allegiant Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Allegiant Funds will not anticipate market trends successfully. For example, weighting Underlying Allegiant Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Allegiant Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Allegiant Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Allegiant Funds both because the fees payable to the Adviser by some Underlying Allegiant Funds are higher than fees payable by other Underlying Allegiant Funds and because the Adviser is also responsible for managing the Underlying Allegiant Funds. The Trustees and officers of Allegiant may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Allegiant Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          -19.08%   23.41%    7.01%
--------------------------------------------------------------------------------
                            2002     2003     2004

                     Best Quarter     13.89%    (6/30/03)
                     Worst Quarter   -14.66%    (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 0.91%.

ASSET ALLOCATION FUNDS

ALLEGIANT AGGRESSIVE ALLOCATION FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE AGGRESSIVE ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS A SHARES                                1 YEAR   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Allegiant Aggressive Allocation Fund                                    3/6/01

   Returns Before Taxes                        1.96%     -0.70%

   Returns After Taxes on
   Distributions                               1.78%     -1.00%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                 1.27%     -0.78%
--------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for                                              Since
fees, expenses or taxes)                       4.34%      6.36%        2/28/01
--------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for                                              Since
fees, expenses or taxes)                      10.88%      1.05%        2/28/01
--------------------------------------------------------------------------------
Aggressive Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for                                              Since
fees, expenses or taxes)                       9.25%      2.38%        2/28/01
--------------------------------------------------------------------------------


                                                         SINCE        DATE OF
CLASS B SHARES                                1 YEAR   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Allegiant Aggressive
Allocation Fund                                1.38%     -0.78%         5/8/01
--------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for                                              Since
fees, expenses or taxes)                       4.34%      6.64%        4/30/01
--------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for                                              Since
fees, expenses or taxes)                      10.88%      0.84%        4/30/01
--------------------------------------------------------------------------------
Aggressive Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for                                              Since
fees, expenses or taxes)                       9.25%      2.29%        4/30/01
--------------------------------------------------------------------------------

                                                         SINCE        DATE OF
CLASS C SHARES                                1 YEAR   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Allegiant Aggressive
Allocation Fund                                5.37%      0.33%        6/28/01
--------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,                                        Since
expenses or taxes)                             4.34%      6.67%        6/30/01
--------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for                                              Since
fees, expenses or taxes)                      10.88%      1.40%        6/30/01
--------------------------------------------------------------------------------
Aggressive Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for                                              Since
fees, expenses or taxes)                       9.25%      2.72%        6/30/01
--------------------------------------------------------------------------------

(1) THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

(2) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

(3) THE AGGRESSIVE ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 75% S&P 500 COMPOSITE STOCK PRICE INDEX AND 25% LEHMAN U.S. AGGREGATE BOND INDEX, AS CALCULATED BY THE ADVISER.

FUND FEES AND EXPENSES


See page 45 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                    This page is intentionally left blank.

ASSET ALLOCATION FUNDS

ALLEGIANT BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Long-term capital appreciation and current income

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a diversified portfolio of common stocks, investment grade fixed income securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions

      PRINCIPAL RISKS

      Market risk, allocation risk, small companies risk, foreign risk, interest rate risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.

The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments

                                                          ASSET ALLOCATION FUNDS

                                              ALLEGIANT BALANCED ALLOCATION FUND

in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

              14.97%    1.51%   -7.08%   -13.89%   21.96%    7.40%
--------------------------------------------------------------------------------
               1999     2000     2001      2002     2003     2004

                     Best Quarter     16.10%   (12/31/99)
                     Worst Quarter   -10.97%     (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was -0.47%.

ASSET ALLOCATION FUNDS

ALLEGIANT BALANCED ALLOCATION FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS A SHARES                      1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Allegiant Balanced
Allocation Fund                                                        7/31/98

   Returns Before Taxes              2.33%    0.26%      3.72%

   Returns After Taxes on
   Distributions                     1.90%   -1.12%      1.99%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                       1.50%   -0.54%      2.07%
--------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond
Index(1)
(reflects no deduction for                                              Since
fees, expenses or taxes)             4.34%    7.71%      6.53%         7/31/98
--------------------------------------------------------------------------------
S&P 500 Composite Stock Price
Index(2)
(reflects no deduction for                                              Since
fees, expenses or taxes)            10.88%   -2.30%      2.74%         7/31/98
--------------------------------------------------------------------------------
Balanced Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for                                              Since
fees, expenses or taxes)             8.26%    1.70%      4.26%         7/31/98
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS B SHARES                      1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Allegiant Balanced
Allocation Fund                      1.56%    0.16%      3.86%        11/11/98
--------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond
Index(1)
(reflects no deduction for                                              Since
fees, expenses or taxes)             4.34%    7.71%      6.21%        10/31/98
--------------------------------------------------------------------------------
S&P 500 Composite Stock Price
Index(2)
(reflects no deduction for                                              Since
fees, expenses or taxes)            10.88%   -2.30%      3.12%        10/31/98
--------------------------------------------------------------------------------
Balanced Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for                                              Since
fees, expenses or taxes)             8.26%    1.70%      4.36%        10/31/98
--------------------------------------------------------------------------------

                                                         SINCE        DATE OF
CLASS C SHARES                      1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Allegiant Balanced
Allocation Fund                      5.63%     N/A       0.40%         4/20/00
--------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond
Index(1)
(reflects no deduction for                                              Since
fees, expenses or taxes)             4.34%     N/A       7.84%         4/30/00
--------------------------------------------------------------------------------
S&P 500 Composite Stock Price
Index(2)
(reflects no deduction for                                              Since
fees, expenses or taxes)            10.88%     N/A      -2.30%         4/30/00
--------------------------------------------------------------------------------
Balanced Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for                                              Since
fees, expenses or taxes)             8.26%     N/A       1.76%         4/30/00
--------------------------------------------------------------------------------

(1) THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

(2) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

(3) THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 60% S&P 500 COMPOSITE STOCK PRICE INDEX AND 40% LEHMAN U.S. AGGREGATE BOND INDEX, AS CALCULATED BY THE ADVISER.

FUND FEES AND EXPENSES


See page 45 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                     This page is intentionally left blank.

ASSET ALLOCATION FUNDS

ALLEGIANT CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income and moderate capital appreciation consistent with preservation of capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a combination of Underlying Allegiant Funds that, in turn, invest primarily in investment grade fixed income securities and, to a lesser extent, in U.S. and foreign common stocks and cash equivalents

      PRINCIPAL RISKS

      Market risk, interest rate risk, credit risk, prepayment/extension risk, allocation risk, small companies risk, foreign risk, conflicts risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


The Allegiant Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Allegiant Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 78.


The Fund invests in Underlying Allegiant Funds in accordance with weightings determined by the Adviser. The Underlying Allegiant Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.

The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Allegiant Funds that invest primarily in fixed income securities (Allegiant Bond and Allegiant Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Allegiant Funds that invest primarily in equity securities (Allegiant International Equity, Allegiant Large Cap Growth, Allegiant Large Cap Value, Allegiant Small Cap Growth and Allegiant Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Allegiant Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Allegiant Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments.

The Fund's assets may be reallocated among the Underlying Allegiant Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Allegiant Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Allegiant Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Allegiant Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Allegiant Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Allegiant Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Allegiant Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Allegiant Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

                                                          ASSET ALLOCATION FUNDS

                                          ALLEGIANT CONSERVATIVE ALLOCATION FUND

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Allegiant Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Allegiant Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Allegiant Fund will suffer from the inability to invest in higher-yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Allegiant Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Allegiant Funds will not anticipate market trends successfully. For example, weighting Underlying Allegiant Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Allegiant Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Allegiant Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Allegiant Funds both because the fees payable to the Adviser by some Underlying Allegiant Funds are higher than fees payable by other Underlying Allegiant Funds and because the Adviser is also responsible for managing the Underlying Allegiant Funds. The Trustees and officers of Allegiant may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Allegiant Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of the Class B Shares and the Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          -6.05%      13.59%       4.65%
--------------------------------------------------------------------------------
                           2002        2003        2004

                      Best Quarter    8.19%  (6/30/03)
                      Worst Quarter  -4.97%  (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 0.22%.

ASSET ALLOCATION FUNDS

ALLEGIANT CONSERVATIVE ALLOCATION FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE CONSERVATIVE ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                            SINCE      DATE OF
CLASS A SHARES                                   1 YEAR   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Conservative Allocation Fund                                 3/6/01

   Returns Before Taxes                          -0.29%     1.80%

   Returns After Taxes on Distributions          -0.85%     1.06%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                       -0.20%     1.08%
--------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/
Credit Bond Index(1)
(reflects no deduction for fees,                                        Since
expenses or taxes)                                3.04%     6.08%      2/28/01
--------------------------------------------------------------------------------
S&P Composite Stock Price Index(2)
(reflects no deduction for fees,                                        Since
expenses or taxes)                               10.88%     1.05%      2/28/01
--------------------------------------------------------------------------------
Conservative Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for fees,                                        Since
expenses or taxes)                                5.78%     4.32%      2/28/01
--------------------------------------------------------------------------------

                                                            SINCE      DATE OF
CLASS B SHARES                                   1 YEAR   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Conservative Allocation Fund           -0.95%     1.81%      7/13/01
--------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/
Credit Bond Index(1)
(reflects no deduction for fees,                                        Since
expenses or taxes)                                3.04%     6.24%      6/30/01
--------------------------------------------------------------------------------
S&P Composite Stock Price Index(2)
(reflects no deduction for fees,                                        Since
expenses or taxes)                               10.88%     1.40%      6/30/01
--------------------------------------------------------------------------------
Conservative Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for fees,                                        Since
expenses or taxes)                                5.78%     4.55%      6/30/01
--------------------------------------------------------------------------------

                                                            SINCE      DATE OF
CLASS C SHARES                                   1 YEAR   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Conservative Allocation Fund            3.04%     2.16%      5/23/01
--------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/
Credit Bond Index(1)
(reflects no deduction for fees,                                        Since
expenses or taxes)                                3.04%     6.20%      5/31/01
--------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees,                                        Since
expenses or taxes)                               10.88%     0.67%      5/31/01
--------------------------------------------------------------------------------
Conservative Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for fees,                                        Since
expenses or taxes)                                5.78%     4.26%      5/31/01
--------------------------------------------------------------------------------

(1) THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX IS A WIDELY RECOGNIZED INDEX OF GOVERNMENT AND CORPORATE DEBT SECURITIES RATED INVESTMENT GRADE OR BETTER, WITH MATURITIES OF AT LEAST ONE YEAR.

(2) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

(3) THE CONSERVATIVE ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 35% S&P 500 COMPOSITE STOCK PRICE INDEX AND 65% LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, AS CALCULATED BY THE ADVISER.

FUND FEES AND EXPENSES


See page 46 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                          ASSET ALLOCATION FUNDS

                                                          FUND FEES AND EXPENSES

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                  AGGRESSIVE ALLOCATION FUND        BALANCED ALLOCATION FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                4.75%(1)   None       None       4.75%(1)   None       None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)               None       5.00%(2)   1.00%(3)   None       5.00%(2)   1.00%(3)
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None       None       None       None       None
----------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None       None       None       None       None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None       None       None       None       None
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees(4)                      0.25%      0.25%      0.25%      0.75%      0.75%      0.75%
----------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.06%(5)   0.65%      0.65%      0.06%(5)   0.75%      0.75%
----------------------------------------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                 0.25%      0.25%      0.25%      0.25%      0.25%      0.25%
----------------------------------------------------------------------------------------------------------------
   Other                                         0.25%      0.25%      0.25%      0.24%      0.24%      0.24%
----------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.50%      0.50%      0.50%      0.49%      0.49%      0.49%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(4)          0.81%      1.40%      1.40%      1.30%      1.99%      1.99%
----------------------------------------------------------------------------------------------------------------
Indirect Underlying Fund Expenses                0.88%(7)   0.88%(7)   0.88%(7)    N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------
Total Fund Operating and
Indirect Expenses                                1.69%(7)   2.28%(7)   2.28%(7)    N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------

ASSET ALLOCATION FUNDS

SHAREHOLDER FEES                                 CONSERVATIVE ALLOCATION FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A    CLASS B    CLASS C

Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                4.75%(1)   None       None
-----------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)               None       5.00%(2)   1.00%(3)
-----------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None       None
-----------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None       None
-----------------------------------------------------------------------------
Exchange Fee                                     None       None       None
-----------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees(4)                      0.25%      0.25%      0.25%
-----------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.06%(5)   0.65%      0.65%
-----------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                 0.25%      0.25%      0.25%
-----------------------------------------------------------------------------
   Other                                         0.23%      0.23%      0.23%
-----------------------------------------------------------------------------
Total Other Expenses                             0.48%      0.48%      0.48%
-----------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(4)                            0.79%      1.38%      1.38%
-----------------------------------------------------------------------------
Indirect Underlying Fund Expenses(7)             0.71%      0.71%      0.71%
-----------------------------------------------------------------------------
Total Fund Operating and
Indirect Expenses(7)                             1.50%      2.09%      2.09%
-----------------------------------------------------------------------------


(1) This sales charge varies depending upon how much you invest. See "Sales Charges" section of this prospectus.

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges" section of this prospectus.

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) The Adviser waived its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:


                                                 TOTAL       TOTAL       TOTAL
                                    ADVISORY    EXPENSES    EXPENSES   EXPENSES
FUND                                  FEES     (CLASS A)   (CLASS B)   (CLASS C)

Aggressive Allocation
Fund                                  0.00%      0.73%       1.32%       1.32%

Conservative Allocation
Fund                                  0.00%      0.52%       1.12%       1.12%


The Adviser expects to continue waiving its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


                                                 TOTAL       TOTAL        TOTAL
                                    ADVISORY    EXPENSES    EXPENSES   EXPENSES
FUND                                  FEES     (CLASS A)   (CLASS B)   (CLASS C)
Aggressive Allocation
Fund                                  0.00%      0.56%       1.15%       1.15%

Conservative Allocation
Fund                                  0.00%      0.54%       1.13%       1.13%

The Adviser intends to waive a portion of its advisory fee for the Balanced Allocation Fund during the current fiscal year to the extent necessary to maintain the stated Total Annual Fund Operating Expenses for Class A, Class B and Class C Shares at 1.30%, 1.99% and 1.99%, respectively.


These fee waivers are voluntary and may be revised or discontinued at any time.


(5) Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.06% during the current fiscal year.


(6) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

                                                          ASSET ALLOCATION FUNDS

(7) Because the Aggressive Allocation Fund and Conservative Allocation Fund invest in other mutual funds, your investment in these Funds is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from 0.42% to 1.24% for Class I Shares of the Underlying Allegiant Funds, which is the only class of shares of the Underlying Allegiant Funds in which the Funds invest.

The ratios of Indirect Underlying Fund Expenses shown in the table above are based on hypothetical allocations of Fund assets to Underlying Allegiant Funds as follows:



                                                     AGGRESSIVE    CONSERVATIVE
                                                     ALLOCATION     ALLOCATION
                                                        FUND           FUND
Large Cap Growth Fund                                  39.04%         18.70%
Large Cap Value Fund                                   38.06%         18.30%
Bond Fund                                              10.80%          0.00%
Intermediate Bond Fund                                  0.00%         51.30%
Money Market Fund                                      12.10%         11.70%



The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.

Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Allegiant Funds) during the last fiscal year were:


                                                 CLASS A     CLASS B    CLASS C
Aggressive Allocation Fund                        1.54%       2.14%      2.14%
Conservative Allocation Fund                      1.29%       1.89%      1.89%


Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Allegiant Funds) for the current fiscal year are expected to be:


                                                 CLASS A     CLASS B    CLASS C
Aggressive Allocation Fund                        1.27%       1.86%      1.86%
Conservative Allocation Fund                      1.25%       1.84%      1.84%

For more information about these fees, see "Investment Adviser, Sub-Advisers and Investment Teams" and "Distribution of Fund Shares."


--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Allegiant Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND*
    Class A Shares                             $622   $  932    $1,265   $2,201
    Class B Shares(1)                           714    1,061     1,334    2,291
    Class B Shares(2)                           214      661     1,134    2,291
    Class C Shares(1)                           314      661     1,134    2,441
    Class C Shares(2)                           214      661     1,134    2,441
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
    Class A Shares                             $601   $  868    $1,154   $1,968
    Class B Shares(1)                           702    1,024     1,273    2,139
    Class B Shares(2)                           202      624     1,073    2,139
    Class C Shares(1)                           302      624     1,073    2,317
    Class C Shares(2)                           202      624     1,073    2,317
--------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND*
    Class A Shares                             $620   $  927    $1,255   $2,180
    Class B Shares(1)                           712    1,055     1,324    2,270
    Class B Shares(2)                           312      655     1,124    2,421
    Class C Shares(1)                           272      533       918    1,998
    Class C Shares(2)                           172      533       918    1,998
--------------------------------------------------------------------------------


* The examples for the Allegiant Aggressive Allocation Fund and Allegiant Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Allegiant Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Allegiant Funds.

(1)   If you sell your shares at the end of the period.

(2)   If you do not sell your shares at the end of the period.

FIXED INCOME FUNDS

ALLEGIANT BOND FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income as well as preservation of capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a diversified portfolio of investment grade fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years

      PRINCIPAL RISKS

      Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund normally maintains a dollar-weighted average maturity of between four and twelve years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

                                                              FIXED INCOME FUNDS

                                                             ALLEGIANT BOND FUND

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Allegiant Bond Fund on that date.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

  17.13%  3.11%   9.12%   7.27%   -2.04%   7.30%  7.26%   9.71%   3.80%   3.63%
--------------------------------------------------------------------------------
   1995   1996    1997    1998     1999    2000   2001    2002    2003    2004

                  Best Quarter         6.11%        (6/30/95)
                  Worst Quarter       -2.54%        (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 2.37%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                      1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Bond Fund

   Returns Before Taxes                             -1.01%     5.34%      6.02%

   Returns After Taxes on
   Distributions                                    -2.30%     3.43%      3.86%

   Returns After Taxes
   on Distributions and
   Sale of Fund Shares                              -0.67%     3.37%      3.79%
--------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond
Index(1) (reflects no deduction for
fees, expenses or taxes)                             4.34%     7.71%      7.72%
--------------------------------------------------------------------------------

CLASS B SHARES                                      1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Bond Fund                                 -2.19%     5.22%      5.95%
--------------------------------------------------------------------------------
Lehman U.S. Aggregate
Bond Index(1) (reflects no
deduction for fees,
expenses or taxes)                                   4.34%     7.71%      7.72%
--------------------------------------------------------------------------------

                                                           SINCE       DATE OF
CLASS C SHARES                1 YEAR  5 YEARS  10 YEARS  INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Allegiant Bond Fund            1.81%    N/A       N/A      5.79%      6/12/00
--------------------------------------------------------------------------------
Lehman U.S. Aggregate
Bond Index(1) (reflects no
deduction for fees,                                                    Since
expenses or taxes)             4.34%    N/A       N/A      8.00%      5/31/00
--------------------------------------------------------------------------------

(1) THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

FUND FEES AND EXPENSES


See page 60 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT GOVERNMENT MORTGAGE FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income as well as preservation of capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in mortgage-related securities issued or guaranteed by the U.S. government

      PRINCIPAL RISKS

      Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Government Mortgage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

                                                              FIXED INCOME FUNDS

                                              ALLEGIANT GOVERNMENT MORTGAGE FUND

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the Allegiant Government Mortgage Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 13.50%   4.54%   7.87%   6.83%    0.95%   10.00%   7.35%   7.92%   1.88%  3.94%
--------------------------------------------------------------------------------
  1995    1996    1997    1998     1999     2000    2001    2002    2003   2004


                   Best Quarter         3.88%        (6/30/95)
                   Worst Quarter       -1.25%        (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 1.97%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Government
Mortgage Fund

   Returns Before Taxes                              -0.70%    5.20%      5.92%

   Returns After Taxes
   on Distributions                                  -2.28%    3.26%      3.51%

   Returns After Taxes
   on Distributions and
   Sale of Fund Shares                               -0.47%    3.24%      3.53%
--------------------------------------------------------------------------------
Lehman Mortgage-Backed
Securities Index(1)
(reflects no deduction
for fees, expenses or taxes)                          4.70%    7.14%      7.56%
--------------------------------------------------------------------------------

CLASS B SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Government
Mortgage Fund                                        -1.75%    5.11%      5.80%
--------------------------------------------------------------------------------
Lehman Mortgage-Backed
Securities Index(1)
(reflects no
deduction for fees,
expenses or taxes)                                    4.70%    7.14%      7.56%
--------------------------------------------------------------------------------

                                                           SINCE      DATE OF
CLASS C SHARES                   1 YEAR 5 YEARS 10 YEARS INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Government
Mortgage Fund                     2.22%    N/A     N/A     5.50%     6/21/00
--------------------------------------------------------------------------------
Lehman Mortgage-Backed
Securities Index(1) (reflects
no deduction for fees,                                                Since
expenses or taxes)                4.70%    N/A     N/A     7.10%     6/30/00
--------------------------------------------------------------------------------

(1) THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX IS A WIDELY-RECOGNIZED INDEX OF MORTGAGE-BACKED SECURITIES ISSUED BY GNMA, FREDDIE MAC, AND FNMA. ALL SECURITIES IN THE INDEX ARE RATED AAA, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES


See page 60 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      High current income as well as preservation of capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between three and ten years

      PRINCIPAL RISKS

      Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade bonds. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. and foreign governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

                                                              FIXED INCOME FUNDS

                                                ALLEGIANT INTERMEDIATE BOND FUND

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 15.39%   2.77%   6.67%   7.44%  -0.37%    6.52%   7.60%   9.67%   3.75%   2.57%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999     2000    2001    2002    2003    2004

                     Best Quarter      5.33%    (6/30/95)
                     Worst Quarter    -2.53%    (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 1.39%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                        1 YEAR  5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Intermediate Bond Fund

   Returns Before Taxes                               -2.02%    5.01%     5.63%

   Returns After Taxes
   on Distributions                                   -3.07%    3.24%     3.58%

   Returns After Taxes
   on Distributions and
   Sale of Fund Shares                                -1.32%    3.17%     3.52%
--------------------------------------------------------------------------------
Lehman Intermediate U.S.
Government/Credit Bond Index(1)
(reflects no deduction for
fees, expenses or taxes)                               3.04%    7.21%     7.16%
--------------------------------------------------------------------------------

                                                             SINCE      DATE OF
CLASS B SHARES                  1 YEAR 5 YEARS  10 YEARS   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Intermediate
Bond Fund                       -3.21%  4.92%     N/A        4.39%       1/6/98
--------------------------------------------------------------------------------
Lehman Intermediate
U.S. Government/Credit Bond
Index(1) (reflects no deduction                                           Since
for fees, expenses or taxes)     3.04%  7.21%     N/A        6.38%      12/31/97
--------------------------------------------------------------------------------

                                                             SINCE      DATE OF
CLASS C SHARES                  1 YEAR 5 YEARS  10 YEARS   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Intermediate
Bond Fund                        0.77%   N/A      N/A        5.78%     5/30/00
--------------------------------------------------------------------------------
Lehman Intermediate U.S.
Government/Credit Bond
Index(1) (reflects no deduction                                         Since
for fees, expenses or taxes)     3.04%   N/A      N/A        7.56%     5/31/00
--------------------------------------------------------------------------------

(1) THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX WHICH IS REPRESENTATIVE OF INTERMEDIATE-TERM BONDS.

FUND FEES AND EXPENSES


See page 60 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT LIMITED MATURITY BOND FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income as well as preservation of capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between one and five years

      PRINCIPAL RISKS

      Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains an average dollar-weighted portfolio maturity of between one and five years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

                                                              FIXED INCOME FUNDS

                                            ALLEGIANT LIMITED MATURITY BOND FUND

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

  7.60%   5.18%   6.33%   6.58%   3.15%   4.39%   9.03%   5.09%   2.07%   0.84%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

                     Best Quarter      3.59%    (3/31/01)
                     Worst Quarter    -1.20%    (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 0.88%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                               1 YEAR     5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Allegiant Limited Maturity
Bond Fund

   Returns Before Taxes                      -1.21%      3.83%         4.78%

   Returns After Taxes
   on Distributions                          -2.05%      2.24%         2.76%

   Returns After Taxes
   on Distributions and
   Sale of Fund Shares                       -0.79%      2.28%         2.81%
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index(1)
(reflects no deduction for fees,
expenses or taxes)                            1.21%      5.32%         5.95%
--------------------------------------------------------------------------------

                                                                   SINCE        DATE OF
CLASS B SHARES                     1 YEAR   5 YEARS   10 YEARS   INCEPTION     INCEPTION
------------------------------------------------------------------------------------------
Allegiant Limited Maturity
Bond Fund                          -4.78%    3.11%       N/A       3.51%         8/11/99
------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index(1)
(reflects no deduction for fees,                                                  Since
expenses or taxes)                  1.21%    5.32%       N/A       5.21%         7/31/99
------------------------------------------------------------------------------------------

                                                                   SINCE        DATE OF
CLASS C SHARES                     1 YEAR   5 YEARS   10 YEARS   INCEPTION     INCEPTION
------------------------------------------------------------------------------------------
Allegiant Limited Maturity
Bond Fund                          -0.84%     N/A        N/A       3.50%         1/27/00
------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index(1)
(reflects no deduction for fees,                                                  Since
expenses or taxes)                  1.21%     N/A        N/A       5.42%         1/31/00
------------------------------------------------------------------------------------------

(1) THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURY AND AGENCY BONDS AND U.S. FIXED COUPON INVESTMENT GRADE CORPORATE BONDS (U.S. DOMESTIC AND YANKEE/GLOBAL BONDS). U.S. TREASURY BONDS MUST HAVE AT LEAST $1 BILLION FACE VALUE OUTSTANDING AND AGENCY AND CORPORATE BONDS MUST HAVE AT LEAST $150 MILLION FACE VALUE OUTSTANDING TO BE INCLUDED IN THE INDEX. BOTH TOTAL RETURN AND PRICE RETURNS ARE CALCULATED DAILY. PRICES ARE TAKEN AS OF APPROXIMATELY 3 P.M. EASTERN TIME. QUALITY RANGE IS BBB3-AAA BASED ON COMPOSITE MOODY AND S&P RATINGS. MATURITIES FOR ALL BONDS ARE GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN THREE YEARS. FLOATERS, EQUIPMENT TRUST CERTIFICATES, AND TITLE 11 SECURITIES ARE EXCLUDED.

FUND FEES AND EXPENSES


See page 61 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT TOTAL RETURN ADVANTAGE FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income as well as preservation of capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in investment grade fixed income securities, while maintaining an average dollar-weighted maturity of between four and twelve years

      PRINCIPAL RISKS

      Market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains an average dollar-weighted maturity of between four and twelve years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

                                                              FIXED INCOME FUNDS

                                           ALLEGIANT TOTAL RETURN ADVANTAGE FUND

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   18.37%  2.86%  8.54%  8.68%  -3.21%  12.33%   7.01%  10.81%   4.86%  3.64%
--------------------------------------------------------------------------------
    1995   1996   1997   1998    1999    2000    2001    2002    2003   2004


                         Best Quarter    6.25%   (6/30/95)
                         Worst Quarter  -3.00%   (6/30/04)


The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 2.94%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN U.S. GOVERNMENT/CREDIT BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                   1 YEAR     5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Total Return Advantage Fund

   Returns Before Taxes                          -1.00%      6.69%     6.75%

   Returns After Taxes on Distributions          -2.41%      4.58%     4.19%

   Returns After Taxes
   on Distributions and Sale
   of Fund Shares                                -0.55%      4.46%     4.17%
--------------------------------------------------------------------------------
Lehman U.S. Government/
Credit Bond Index(1) (reflects no
deduction for fees,
expenses or taxes)                                4.19%      8.00%     7.80%
--------------------------------------------------------------------------------

                                                                          SINCE        DATE OF
CLASS B SHARES                            1 YEAR   5 YEARS   10 YEARS   INCEPTION     INCEPTION
-------------------------------------------------------------------------------------------------
Allegiant Total Return
Advantage Fund                            -2.05%    6.68%       N/A       6.61%        9/29/99
-------------------------------------------------------------------------------------------------
Lehman U.S. Government/
Credit Bond Index(1) (reflects no
deduction for fees,                                                                     Since
expenses or taxes)                         4.19%    8.00%       N/A       7.53%        9/30/99
-------------------------------------------------------------------------------------------------

                                                                          SINCE        DATE OF
CLASS C SHARES                            1 YEAR   5 YEARS   10 YEARS   INCEPTION     INCEPTION
-------------------------------------------------------------------------------------------------
Allegiant Total Return
Advantage Fund                             1.92%     N/A        N/A       6.60%        10/3/00
-------------------------------------------------------------------------------------------------
Lehman U.S. Government/
Credit Bond Index(1) (reflects no
deduction for fees,                                                                     Since
expenses or taxes)                         4.19%     N/A        N/A       7.71%        9/30/00
-------------------------------------------------------------------------------------------------

(1) THE LEHMAN U.S. GOVERNMENT/CREDIT BOND INDEX IS A WIDELY RECOGNIZED INDEX OF GOVERNMENT AND CORPORATE DEBT SECURITIES RATED INVESTMENT GRADE OR BETTER, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES


See page 61 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT ULTRA SHORT BOND FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      High current income while preserving capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in high-quality fixed income securities with an average maturity of 9 to 15 months

      PRINCIPAL RISKS

      Market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Ultra Short Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

                                                              FIXED INCOME FUNDS

                                                 ALLEGIANT ULTRA SHORT BOND FUND

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the investment performance of the Fund during the last calendar year. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares for the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                                      0.69%
--------------------------------------------------------------------------------
                                      2004

                        Best Quarter    0.48%  (3/31/04)
                        Worst Quarter  -0.41%  (6/30/04)


The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 0.89%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S CORPORATE/GOVERNMENT INDEX AND MERRILL LYNCH 1 YEAR U.S. TREASURY INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS B SHARES AND CLASS C SHARES BECAUSE SUCH SHARES HAD NOT COMMENCED INVESTMENT OPERATIONS AS OF DECEMBER 31, 2004. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.


--------------------------------------------------------------------------------
                                                         SINCE       DATE OF
CLASS A SHARES                                 1 YEAR  INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Allegiant Ultra Short Bond Fund                                       1/6/03
--------------------------------------------------------------------------------
  Returns Before Taxes                         -0.30%    0.70%

  Returns After Taxes on Distributions         -0.89%    0.26%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      -0.19%    0.38%
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year
U.S. Corporate/Government Index(1)
(reflects no deduction for fees,                                      Since
expenses or taxes)                              1.21%    2.39%      11/30/02
--------------------------------------------------------------------------------

Merrill Lynch 1 Year U.S. Treasury Index(2,3)
(reflects no deduction for fees,                                      Since
expenses or taxes)                              0.82%    1.13%      12/31/02

--------------------------------------------------------------------------------

(1) THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURY AND AGENCY BONDS AND U.S. FIXED COUPON INVESTMENT GRADE CORPORATE BONDS (U.S. DOMESTIC AND YANKEE/GLOBAL BONDS). U.S. TREASURY BONDS MUST HAVE AT LEAST $1 BILLION FACE VALUE OUTSTANDING AND AGENCY AND CORPORATE BONDS MUST HAVE AT LEAST $150 MILLION FACE VALUE OUTSTANDING TO BE INCLUDED IN THE INDEX. BOTH TOTAL RETURN AND PRICE RETURNS ARE CALCULATED DAILY. PRICES ARE TAKEN AS OF APPROXIMATELY 3 P.M. EASTERN TIME. QUALITY RANGE IS BBB3-AAA BASED ON COMPOSITE MOODY AND S&P RATINGS. MATURITIES FOR ALL BONDS ARE GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN THREE YEARS. FLOATERS, EQUIPMENT TRUST CERTIFICATES, AND TITLE 11 SECURITIES ARE EXCLUDED.

(2) THE MERRILL LYNCH 1 YEAR U.S. TREASURY INDEX, A MARKET CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURIES, IS AN UNMANAGED INDEX NOT AVAILABLE FOR DIRECT INVESTMENT.

(3) ON NOVEMBER 19, 2004, THE FUND'S BENCHMARK WAS CHANGED TO THE MERRILL LYNCH 1 YEAR U.S. TREASURY INDEX. THE ADVISER FEELS THAT THIS INDEX MORE APPROPRIATELY REFLECTS THE TYPE AND DURATION OF SECURITIES HELD IN THE PORTFOLIO AND PROVIDES THE BEST COMPARATIVE PERFORMANCE INFORMATION.

FUND FEES AND EXPENSES


See page 61 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                            BOND FUND                   GOVERNMENT MORTGAGE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                 4.50%(1)   None         None        4.50%(1)    None        None
----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as percentage of net asset value)         None       5.00%(2)     1.00%(3)    None        5.00%(2)    1.00%(3)
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)               None       None         None        None        None        None
----------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                None       None         None        None        None        None
----------------------------------------------------------------------------------------------------------------------
Exchange Fee                                      None       None         None        None        None        None
----------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees(4)                       0.55%      0.55%        0.55%       0.55%       0.55%       0.55%
----------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                         0.06%(5)   0.75%        0.75%       0.06%(5)    0.75%       0.75%
----------------------------------------------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                  0.25%      0.25%        0.25%       0.25%       0.25%       0.25%
----------------------------------------------------------------------------------------------------------------------
   Other                                          0.14%      0.14%        0.14%       0.20%       0.20%       0.20%
----------------------------------------------------------------------------------------------------------------------
Total Other Expenses                              0.39%      0.39%        0.39%       0.45%       0.45%       0.45%
----------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(4)                             1.00%      1.69%        1.69%       1.06%       1.75%       1.75%
----------------------------------------------------------------------------------------------------------------------


SHAREHOLDER FEES                                     INTERMEDIATE BOND FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A     CLASS B     CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                 4.50%(1)    None        None
----------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                None        5.00%(2)    1.00%(3)
----------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)               None        None        None
----------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                None        None        None
----------------------------------------------------------------------------------
Exchange Fee                                      None        None        None
----------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees(4)                       0.55%       0.55%       0.55%
----------------------------------------------------------------------------------
Distribution (12b-1) Fees                         0.06%(5)    0.75%       0.75%
----------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                  0.25%       0.25%       0.25%
----------------------------------------------------------------------------------
   Other                                          0.13%       0.13%       0.13%
----------------------------------------------------------------------------------
Total Other Expenses                              0.38%       0.38%       0.38%
----------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(4)                             0.99%       1.68%       1.68%
----------------------------------------------------------------------------------

                                                              FIXED INCOME FUNDS

SHAREHOLDER FEES                                   LIMITED MATURITY BOND FUND         TOTAL RETURN ADVANTAGE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                 2.00%(1)    None        None        4.50%(1)    None        None
----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                None        5.00%(2)    1.00%(3)    None        5.00%(2)    1.00%(3)
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)               None        None        None        None        None        None
----------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                None        None        None        None        None        None
----------------------------------------------------------------------------------------------------------------------
Exchange Fee                                      None        None        None        None        None        None
----------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees(4)                       0.45%       0.45%       0.45%       0.55%       0.55%       0.55%
----------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                         0.06%(5)    0.75%       0.75%       0.06%(5)    0.75%       0.75%
----------------------------------------------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                  0.25%       0.25%       0.25%       0.25%       0.25%       0.25%
----------------------------------------------------------------------------------------------------------------------
   Other                                          0.14%       0.14%       0.14%       0.16%       0.16%       0.16%
----------------------------------------------------------------------------------------------------------------------
Total Other Expenses                              0.39%       0.39%       0.39%       0.41%       0.41%       0.41%
----------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(4)                             0.90%       1.59%       1.59%       1.02%       1.71%       1.71%
----------------------------------------------------------------------------------------------------------------------


SHAREHOLDER FEES                                     ULTRA SHORT BOND FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A     CLASS B     CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                 1.00%(1)    None        None
----------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                None        5.00%(2)    1.00%(3)
----------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)               None        None        None
----------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                None        None        None
----------------------------------------------------------------------------------
Exchange Fee                                      None        None        None
----------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees(4)                       0.40%       0.40%       0.40%
----------------------------------------------------------------------------------
Distribution (12b-1) Fees                         0.03%(5)    0.75%       0.75%
----------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                  0.25%       0.25%       0.25%
----------------------------------------------------------------------------------
   Other                                          0.14%       0.14%       0.14%
----------------------------------------------------------------------------------
Total Other Expenses                              0.39%       0.39%       0.39%
----------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(4)                             0.82%       1.54%       1.54%
----------------------------------------------------------------------------------

FIXED INCOME FUNDS

(1) This sales charge varies depending upon how much you invest. See the "Sales Charges" section of this prospectus.

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. Class B Shares convert to Class A Shares after eight years. For more information see "Contingent Deferred Sales Charges" section of this prospectus.

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.


(4) The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                                 TOTAL       TOTAL       TOTAL
                                    ADVISORY    EXPENSES    EXPENSES    EXPENSES
FUND                                  FEES     (CLASS A)   (CLASS B)   (CLASS C)
Government Mortgage Fund              0.40%      0.92%        1.62%      1.62%
Intermediate Bond Fund                0.40%      0.85%        1.55%      1.55%
Limited Maturity Bond Fund            0.35%      0.80%        1.50%      1.50%
Total Return Advantage Fund           0.40%      0.88%        1.58%      1.58%
Ultra Short Bond Fund                 0.20%      0.63%           *          *


* Class B and Class C Shares of the Ultra Short Bond Fund were not in operation during the last fiscal year.

The Adviser expects to continue waiving a portion of its advisory fees for these Funds during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


                                                 TOTAL       TOTAL       TOTAL
                                    ADVISORY    EXPENSES    EXPENSES    EXPENSES
FUND                                  FEES     (CLASS A)   (CLASS B)   (CLASS C)
Government Mortgage Fund              0.40%      0.91%        1.60%      1.60%
Intermediate Bond Fund                0.40%      0.84%        1.53%      1.53%
Limited Maturity Bond Fund            0.35%      0.80%        1.49%      1.49%
Total Return Advantage Fund           0.40%      0.87%        1.56%      1.56%
Ultra Short Bond Fund                 0.20%      0.62%           *          *


The Adviser intends to waive 0.10% of its advisory fee for the Bond Fund during the current fiscal year to the extent necessary to maintain the stated Total Annual Fund Operating Expenses for Class A, Class B and Class C Shares at 0.90%, 1.59% and 1.59%, respectively.


* Class B and Class C Shares of the Ultra Short Bond Fund are not yet in operation.


These fee waivers are voluntary and may be revised or discontinued at any time.


(5) Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.06% (0.03% for the Ultra Short Bond Fund) during the current fiscal year.

(6) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

For more information about these fees, see "Investment Adviser, Sub-Advisers and Investment Teams" and "Distribution of Fund Shares."

                                                              FIXED INCOME FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Allegiant Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
BOND FUND
   Class A Shares                           $547      $754     $  978    $1,620
   Class B Shares(1)                         672       933      1,118     1,815
   Class B Shares(2)                         172       533        918     1,815
   Class C Shares(1)                         272       533        918     1,998
   Class C Shares(2)                         172       533        918     1,998
--------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND
   Class A Shares                           $553      $772     $1,008    $1,686
   Class B Shares(1)                         678       951      1,149     1,880
   Class B Shares(2)                         178       551        949     1,880
   Class C Shares(1)                         278       551        949     2,062
   Class C Shares(2)                         178       551        949     2,062
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
   Class A Shares                           $546      $751     $  972    $1,608
   Class B Shares(1)                         671       930      1,113     1,804
   Class B Shares(2)                         171       530        913     1,804
   Class C Shares(1)                         271       530        913     1,987
   Class C Shares(2)                         171       530        913     1,987
--------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
   Class A Shares                           $290      $481     $  688    $1,286
   Class B Shares(1)                         662       902      1,066     1,704
   Class B Shares(2)                         162       502        866     1,704
   Class C Shares(1)                         262       502        866     1,889
   Class C Shares(2)                         162       502        866     1,889
--------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
   Class A Shares                           $549      $760     $  988    $1,642
   Class B Shares(1)                         674       939      1,128     1,837
   Class B Shares(2)                         174       539        928     1,837
   Class C Shares(1)                         274       539        928     2,019
   Class C Shares(2)                         174       539        928     2,019
--------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
   Class A Shares                           $183      $359     $  551    $1,103
   Class B Shares(1)                         657       886      1,039     1,640
   Class B Shares(2)                         157       486        839     1,834
   Class C Shares(1)                         257       486        839     1,834
   Class C Shares(2)                         157       486        839     1,834
--------------------------------------------------------------------------------


(1)   If you sell your shares at the end of the period.

(2)   If you do not sell your shares at the end of the period.

TAX FREE BOND FUNDS

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income exempt from federal income tax as is consistent with conservation of capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in municipal obligations that pay interest that is exempt from federal income tax

      PRINCIPAL RISKS

      Market risk, interest rate risk, credit risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Intermediate Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in bonds that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain a dollar-weighted average effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The performance of Class A Shares of the Allegiant Intermediate Tax Exempt Bond Fund for the period April 9, 1998 until June 22, 1998, when Class A Shares were first offered for sale, is represented by the performance of the Fund's Class I Shares. The performance of Class A Shares of the Intermediate Tax Exempt Bond Fund for the period prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the Intermediate Tax Exempt Bond Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Intermediate Tax Exempt Bond Fund's inception as a registered mutual fund, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as those of the Fund. In connection with the Intermediate Tax Exempt Bond Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Intermediate Tax Exempt Bond Fund.

                                                             TAX FREE BOND FUNDS

                                     ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the Intermediate Tax Exempt Bond Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

14.05%   -1.07%   6.57%   5.85%   -0.91%   8.87%   4.48%   8.15%   3.73%   2.06%
--------------------------------------------------------------------------------
 1995     1996    1997    1998     1999    2000    2001    2002    2003    2004

                     Best Quarter      3.66%    (6/30/02)
                     Worst Quarter    -2.16%    (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 1.13%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY AND ONLY SINCE THE FUND COMMENCED INVESTMENT OPERATIONS AS A REGISTERED MUTUAL FUND. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

-------------------------------------------------------------------------------------------------
                                                                       SINCE           DATE OF
                                                                    COMMENCEMENT    COMMENCEMENT
                                                                    AS REGISTERED   AS REGISTERED
CLASS A SHARES                     1 YEAR    5 YEARS    10 YEARS        FUND            FUND
-------------------------------------------------------------------------------------------------
Allegiant Intermediate
Tax Exempt Bond Fund                                                                   6/22/98

   Returns Before Taxes            -0.97%     4.78%      4.73%(1)       4.03%

   Returns After Taxes
   on Distributions                -0.97%     4.78%       N/A(2)        6.14%

   Returns After Taxes
   on Distributions and
   Sale of Fund Shares              0.62%     4.67%       N/A(2)        6.14%
-------------------------------------------------------------------------------------------------
Lehman 7-Year
Municipal Bond Index(3)
(reflects no deduction for fees,                                                        Since
expenses or taxes)                  3.15%     6.61%      6.48%          5.63%          6/30/98
-------------------------------------------------------------------------------------------------

                                                                       SINCE           DATE OF
CLASS B SHARES                     1 YEAR    5 YEARS   10 YEARS      INCEPTION        INCEPTION
-------------------------------------------------------------------------------------------------
Allegiant Intermediate
Tax Exempt Bond Fund               -3.58%     4.36%       N/A           3.40%          1/28/99
-------------------------------------------------------------------------------------------------
Lehman 7-Year
Municipal Bond Index(3)
(reflects no deduction for fees,                                                        Since
expenses or taxes)                  3.15%     6.61%       N/A           5.27%          1/31/99
-------------------------------------------------------------------------------------------------

                                                                       SINCE           DATE OF
CLASS C SHARES                     1 YEAR    5 YEARS   10 YEARS      INCEPTION        INCEPTION
-------------------------------------------------------------------------------------------------
Allegiant Intermediate
Tax Exempt Bond Fund                0.26%      N/A        N/A           4.49%          2/24/00
-------------------------------------------------------------------------------------------------
Lehman 7-Year
Municipal Bond Index(3)
(reflects no deduction for fees,                                                        Since
expenses or taxes)                  3.15%      N/A        N/A           6.81%          2/29/00
-------------------------------------------------------------------------------------------------


(1) PERFORMANCE FOR PERIODS PRIOR TO THE FUND'S COMMENCEMENT AS A REGISTERED MUTUAL FUND REFLECTS PERFORMANCE OF THE PREDECESSOR COMMON TRUST FUND DESCRIBED ABOVE.

(2) AFTER-TAX RETURNS FOR PERIODS PRIOR TO COMMENCEMENT OF OPERATIONS AS A REGISTERED MUTUAL FUND ARE NOT AVAILABLE.

(3) THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES


See page 72 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in municipal obligations that pay interest that is exempt from federal and Michigan state income taxes

      PRINCIPAL RISKS

      Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Michigan Intermediate Municipal Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. Such income may be subject to the federal alternative minimum tax when received by certain shareholders. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan state income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Michigan municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in Michigan municipal bonds. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of its shareholders. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Michigan municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Michigan makes the Fund susceptible to economic, political and regulatory events that affect Michigan.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                             ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Allegiant Michigan Intermediate Municipal Bond Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

13.24%   2.84%   6.93%   4.76%   -1.60%   8.71%   4.38%   8.06%   3.83%   1.59%
-------------------------------------------------------------------------------
 1995    1996    1997    1998     1999    2000    2001    2002    2003    2004

                     Best Quarter      5.19%     (3/31/95)
                     Worst Quarter    -2.02%     (6/30/99)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 0.80%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Michigan Intermediate
Municipal Bond Fund

  Returns Before Taxes                               -1.48%    4.65%      4.87%

  Returns After Taxes on
  Distributions                                      -1.50%    4.63%      4.81%

  Returns After Taxes on
  Distributions and
  Sale of Fund Shares                                 0.47%    4.59%      4.78%
--------------------------------------------------------------------------------
Lehman 7-Year
Municipal Bond Index(1)
(reflects no deduction
for fees, expenses or taxes)                          3.15%    6.61%      6.48%
--------------------------------------------------------------------------------

CLASS B SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Michigan Intermediate
Municipal Bond Fund                                  -4.07%    4.16%      4.59%
--------------------------------------------------------------------------------
Lehman 7-Year
Municipal Bond Index(1)
(reflects no deduction
for fees, expenses or taxes)                          3.15%    6.61%      6.48%
--------------------------------------------------------------------------------

                                                              SINCE     DATE OF
CLASS C SHARES                   1 YEAR  5 YEARS  10 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Allegiant Michigan Intermediate
Municipal Bond Fund              -0.18%    N/A      N/A       3.28%     8/6/01
--------------------------------------------------------------------------------
Lehman 7-Year
Municipal Bond Index(1)
(reflects no deduction                                                   Since
for fees, expenses or taxes)      3.15%    N/A      N/A       5.65%     7/31/01
--------------------------------------------------------------------------------

(1) THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES


See page 72 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income exempt from federal income tax and, to the extent possible, Ohio personal income taxes, consistent with conservation of capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in municipal obligations that pay interest that is exempt from federal income and Ohio personal income taxes

      PRINCIPAL RISKS

      Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Ohio Intermediate Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes (Ohio municipal bonds). Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain an average weighted effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Ohio municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                                ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

13.37%   3.92%   7.35%   5.25%   -1.14%   8.67%   4.23%   8.53%   3.51%   1.91%
-------------------------------------------------------------------------------
 1995    1996    1997    1998     1999    2000    2001    2002    2003    2004

                     Best Quarter      5.04%    (3/31/95)
                     Worst Quarter    -1.96%    (6/30/99)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 1.03%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Ohio Intermediate
Tax Exempt Bond Fund

   Returns Before Taxes                              -1.11%    4.69%      5.17%

   Returns After Taxes
   on Distributions                                  -1.11%    4.69%      5.17%

   Returns After Taxes
   on Distributions and Sale
   of Fund Shares                                     0.46%    4.59%      5.07%
--------------------------------------------------------------------------------
Lehman 7-Year
Municipal Bond Index(1)
(reflects no deduction
for fees, expenses or taxes)                          3.15%    6.61%      6.48%
--------------------------------------------------------------------------------

                                                             SINCE      DATE OF
CLASS B SHARES               1 YEAR   5 YEARS   10 YEARS   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Ohio Intermediate
Tax Exempt Bond Fund         -3.81%     N/A       N/A        2.47%      12/4/01
--------------------------------------------------------------------------------
Lehman 7-Year
Municipal Bond Index(1)
(reflects no deduction for                                               Since
fees, expenses or taxes)      3.15%     N/A       N/A        5.82%     11/30/01
--------------------------------------------------------------------------------

                                                             SINCE      DATE OF
CLASS C SHARES               1 YEAR   5 YEARS   10 YEARS   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Ohio
Intermediate
Tax Exempt Bond Fund          0.12%     N/A        N/A       4.46%      6/23/00
--------------------------------------------------------------------------------
Lehman 7-Year
Municipal Bond Index(1)
(reflects no deduction for                                               Since
fees, expenses or taxes)      3.15%     N/A        N/A       6.61%      6/30/00
--------------------------------------------------------------------------------

(1) THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES


See page 73 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income exempt from both regular federal income tax and, to the extent possible, Pennsylvania personal income tax as is consistent with conservation of capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in municipal obligations that pay interest that is exempt from federal income and Pennsylvania personal income taxes

      PRINCIPAL RISKS

      Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Pennsylvania Intermediate Municipal Bond Fund's investment objective is to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal income and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Pennsylvania municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in Pennsylvania municipal bonds.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain an average weighted portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Pennsylvania municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                         ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

           6.83%   5.62%   -1.05%   8.77%   4.20%   8.03%   3.63%   1.77%
--------------------------------------------------------------------------------
           1997    1998     1999    2000    2001    2002    2003    2004

                      Best Quarter     3.79%  (9/30/02)
                      Worst Quarter   -2.17%  (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 1.16%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS B SHARES BECAUSE CLASS B SHARES HAD NOT COMMENCED INVESTMENT OPERATIONS AS OF DECEMBER 31, 2004. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

-------------------------------------------------------------------------------
                                                           SINCE      DATE OF
CLASS A SHARES                        1 YEAR   5 YEARS   INCEPTION   INCEPTION
-------------------------------------------------------------------------------
Allegiant Pennsylvania Intermediate
Municipal Bond Fund                                                   9/11/96

   Returns Before Taxes               -1.25%    4.60%      4.47%

   Returns After Taxes on
   Distributions                      -1.25%    4.60%      4.50%

   Returns After Taxes on
   Distributions and Sale of Fund
   Shares                              0.26%    4.51%      4.46%
-------------------------------------------------------------------------------
Lehman 7-Year
Municipal Bond Index(1)
(reflects no deduction for fees,                                       Since
expenses or taxes)                     3.15%    6.61%       6.00%     8/31/96
-------------------------------------------------------------------------------

                                                           SINCE      DATE OF
CLASS C SHARES                        1 YEAR   5 YEARS   INCEPTION   INCEPTION
-------------------------------------------------------------------------------
Allegiant Pennsylvania Intermediate
Municipal Bond Fund                    0.07%    N/A        3.68%      2/24/00
-------------------------------------------------------------------------------
Lehman 7-Year
Municipal Bond Index(1)
(reflects no deduction for fees,                                       Since
expenses or taxes)                     3.15%    N/A        6.81%      2/29/00
-------------------------------------------------------------------------------

(1) THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES


See page 73 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

                                                     INTERMEDIATE TAX EXEMPT     MICHIGAN INTERMEDIATE MUNICIPAL
SHAREHOLDER FEES                                             BOND FUND                      BOND FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)               CLASS A   CLASS B   CLASS C   CLASS A    CLASS B     CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                  3.00%(1)  None      None      3.00%(1)   None        None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                 None      5.00%(2)  1.00%(3)  None       5.00%(2)    1.00%(3)
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                None      None      None      None       None        None
----------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                 None      None      None      None       None        None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                       None      None      None      None       None        None
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees(4)                        0.55%     0.55%     0.55%     0.55%      0.55%       0.55%
----------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                          0.06%(5)  0.75%     0.75%     0.06%(5)   0.75%       0.75%
----------------------------------------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                   0.25%     0.25%     0.25%     0.25%      0.25%       0.25%
----------------------------------------------------------------------------------------------------------------
   Other                                           0.15%     0.15%     0.15%     0.16%      0.16%       0.16%
----------------------------------------------------------------------------------------------------------------
Total Other Expenses                               0.40%     0.40%     0.40%     0.41%      0.41%       0.41%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(4)                              1.01%     1.70%     1.70%     1.02%      1.71%       1.71%
----------------------------------------------------------------------------------------------------------------

                                                             TAX FREE BOND FUNDS

                                                  OHIO INTERMEDIATE TAX EXEMPT    PENNSYLVANIA INTERMEDIATE
SHAREHOLDER FEES                                           BOND FUND                 MUNICIPAL BOND FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)              CLASS A   CLASS B   CLASS C     CLASS A   CLASS B   CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                  3.00%(1)  None      None        3.00%(1)  None      None
--------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                 None      5.00%(2)  1.00%(3)    None      5.00%(2)  1.00%(3)
--------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                None      None      None        None      None      None
--------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                 None      None      None        None      None      None
--------------------------------------------------------------------------------------------------------------
Exchange Fee                                       None      None      None        None      None      None
--------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees(4)                        0.55%     0.55%     0.55%       0.55%     0.55%     0.55%
--------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                          0.06%(5)  0.75%     0.75%       0.06%(5)  0.75%     0.75%
--------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                   0.25%     0.25%     0.25%       0.25%     0.25%     0.25%
--------------------------------------------------------------------------------------------------------------
   Other                                           0.16%     0.16%     0.16%       0.18%     0.18%     0.18%
--------------------------------------------------------------------------------------------------------------
Total Other Expenses                               0.41%     0.41%     0.41%       0.43%     0.43%     0.43%
--------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(4)                              1.02%     1.71%     1.71%       1.04%     1.73%     1.73%
--------------------------------------------------------------------------------------------------------------


(1) This sales charge varies depending upon how much you invest. See "Sales Charges" section of this prospectus.

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges" section of this prospectus.

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) The Adviser waived a portion of its advisory fees for each Fund during the last fiscal year. After these fee waivers, each Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                               TOTAL      TOTAL       TOTAL
                                 ADVISORY    EXPENSES    EXPENSES    EXPENSES
FUND                               FEES     (CLASS A)   (CLASS B)   (CLASS C)
Intermediate Tax Exempt
Bond Fund                          0.40%      0.86%       1.56%       1.56%

Michigan Intermediate
Municipal Bond Fund                0.40%      0.87%       1.57%       1.57%

Ohio Intermediate
Tax Exempt Bond Fund               0.40%      0.87%       1.57%       1.57%

Pennsylvania Intermediate
Municipal Bond Fund                0.40%      0.89%          *        1.59%

* Class B Shares of the Pennsylvania Intermediate Municipal Bond Fund were not in operation during the last fiscal year.

The Adviser expects to continue waiving a portion of its advisory fees for the Funds during the current fiscal year. After these fee waivers, each Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


                                              TOTAL       TOTAL       TOTAL
                                 ADVISORY    EXPENSES    EXPENSES    EXPENSES
FUND                               FEES     (CLASS A)   (CLASS B)   (CLASS C)
Intermediate Tax Exempt
Bond Fund                          0.40%      0.86%       1.55%       1.55%

Michigan Intermediate
Municipal Bond Fund                0.40%      0.87%       1.56%       1.56%

Ohio Intermediate
Tax Exempt Bond Fund               0.40%      0.87%       1.56%       1.56%

Pennsylvania Intermediate
Municipal Bond Fund                0.40%      0.89%       1.58%       1.58%


These fee waivers are voluntary and may be revised or discontinued at any time.


(5) Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.06% during the current fiscal year.

(6) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

For more information about these fees, see "Investment Adviser, Sub-Advisers and Investment Teams" and "Distribution of Fund Shares."

TAX FREE BOND FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Allegiant Tax Free Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------
INTERMEDIATE TAX EXEMPT BOND FUND
   Class A Shares                               $  400   $   612   $   814   $  1,499
   Class B Shares(1)                               673       936     1,123      1,826
   Class B Shares(2)                               173       536       923      1,826
   Class C Shares(1)                               273       536       923      2,009
   Class C Shares(2)                               173       536       923      2,009
---------------------------------------------------------------------------------------
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
   Class A Shares                               $  401   $   615   $   846   $  1,510
   Class B Shares(1)                               674       939     1,128      1,837
   Class B Shares(2)                               174       539       928      1,837
   Class C Shares(1)                               274       539       928      2,019
   Class C Shares(2)                               174       539       928      2,019
---------------------------------------------------------------------------------------
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
   Class A Shares                               $  401   $   615   $   846   $  1,510
   Class B Shares(1)                               674       939     1,128      1,837
   Class B Shares(2)                               174       539       928      1,837
   Class C Shares(1)                               274       539       928      2,019
   Class C Shares(2)                               174       539       928      2,019
---------------------------------------------------------------------------------------
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
   Class A Shares                               $  403   $   621   $   857   $  1,533
   Class B Shares(1)                               676       945     1,139      1,858
   Class B Shares(2)                               176       545       939      1,858
   Class C Shares(1)                               276       545       939      2,041
   Class C Shares(2)                               176       545       939      2,041
---------------------------------------------------------------------------------------


(1)   If you sell your shares at the end of the period.

(2)   If you do not sell your shares at the end of the period.

             MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Allegiant Funds in which they may invest, (i.e., the Allegiant International Equity, Allegiant Large Cap Growth, Allegiant Large Cap Value, Allegiant Small Cap Growth, Allegiant Small Cap Value, Allegiant Bond, Allegiant Intermediate Bond and Allegiant Money Market Funds). See "Information About the Underlying Allegiant Money Market Fund" on page 79 for information about the principal investment strategies and risks for the Allegiant Money Market Fund, which is offered for sale in a separate prospectus. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information and on the Funds' website. The following chart indicates the specific types of investments in which each Fund primarily invests.

                       Initial              Exchange   Fixed                High-Yield              Asset-     Mortgage-
             Equity    Public   Convertible  Traded    Income   Government Lower Rated  Municipal   Backed      Backed      Foreign
           Securities Offerings  Securities   Funds  Securities Securities  Securities Securities Securities  Securities  Securities
------------------------------------------------------------------------------------------------------------------------------------
Allegiant
International
Equity Fund    o                                 o                                                                              o
------------------------------------------------------------------------------------------------------------------------------------
Allegiant
Large Cap
Core Equity
Fund           o                                 o
------------------------------------------------------------------------------------------------------------------------------------
Allegiant
Large Cap
Growth Fund    o                                 o
------------------------------------------------------------------------------------------------------------------------------------
Allegiant
Large Cap
Value Fund     o                                 o
------------------------------------------------------------------------------------------------------------------------------------
Allegiant
Mid Cap
Growth Fund    o                                 o
------------------------------------------------------------------------------------------------------------------------------------
Allegiant
Mid Cap
Value Fund     o                                 o
------------------------------------------------------------------------------------------------------------------------------------
Allegiant
Multi-Factor
Small Cap
Core Fund      o
------------------------------------------------------------------------------------------------------------------------------------
Allegiant
Multi-Factor
Small Cap
Growth Fund    o         o
------------------------------------------------------------------------------------------------------------------------------------
Allegiant
Multi-Factor
Small Cap
Value Fund     o
------------------------------------------------------------------------------------------------------------------------------------
Allegiant
S&P 500
Index Fund     o                                o
------------------------------------------------------------------------------------------------------------------------------------
Allegiant
Small Cap
Core Fund      o                                o
------------------------------------------------------------------------------------------------------------------------------------
Allegiant
Small Cap
Growth Fund    o                                o
------------------------------------------------------------------------------------------------------------------------------------
Allegiant
Small Cap
Value Fund     o                                o
------------------------------------------------------------------------------------------------------------------------------------
Allegiant
Aggressive
Allocation
Fund           o                                          o        o                              o           o               o
------------------------------------------------------------------------------------------------------------------------------------
Allegiant
Balanced
Allocation
Fund           o                     o          o         o        o                              o           o               o
------------------------------------------------------------------------------------------------------------------------------------
Allegiant
Conservative
Allocation
Fund           o                                          o        o                              o           o               o
------------------------------------------------------------------------------------------------------------------------------------
Allegiant
Bond Fund                                       o         o        o                              o           o
------------------------------------------------------------------------------------------------------------------------------------
Allegiant
Government
Mortgage
Fund                                            o         o        o                              o           o
------------------------------------------------------------------------------------------------------------------------------------
Allegiant
Intermediate
Bond Fund                                       o         o        o                              o           o
------------------------------------------------------------------------------------------------------------------------------------
Allegiant
Limited
Maturity
Bond Fund                                       o         o        o                              o           o
------------------------------------------------------------------------------------------------------------------------------------
Allegiant
Total Return
Advantage
Fund                                            o         o        o        o                     o           o
------------------------------------------------------------------------------------------------------------------------------------
Allegiant
Ultra Short
Bond Fund                                       o         o        o                              o           o
------------------------------------------------------------------------------------------------------------------------------------
Allegiant
Intermediate
Tax Exempt
Bond Fund                                                 o                                 o
------------------------------------------------------------------------------------------------------------------------------------
Allegiant
Michigan
Intermediate
Municipal
Bond Fund                                                 o                                 o
------------------------------------------------------------------------------------------------------------------------------------
Allegiant
Ohio
Intermediate
Tax Exempt
Bond Fund                                                 o                                 o
------------------------------------------------------------------------------------------------------------------------------------
Allegiant
Pennsylvania
Intermediate
Municipal
Bond Fund                                                 o                                 o
------------------------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES

Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

INITIAL PUBLIC OFFERINGS


An IPO is a company's first offering of stock to the public. IPOs involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Because the availability of securities listed in an IPO is normally limited, the Adviser may face conflicts of interest in allocating investment opportunities among the Fund and other accounts managed by the Adviser. The Adviser's IPO allocation decisions may be more or less advantageous to the Fund.


CONVERTIBLE SECURITIES

Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

EXCHANGE-TRADED FUNDS


Each Fund (except the Aggressive Allocation Fund, Conservative Allocation Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, and Pennsylvania Intermediate Municipal Bond Fund) may invest in various types of exchange-traded funds ("ETFs"). ETFs own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent a Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees. ETFs include iShares(SM), Standard & Poor's Depositary Receipts(TM) ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. The Investment Company Act of 1940, as amended ("1940 Act"), limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with Securities and Exchange Commission ("SEC") exemptive relief granted to such ETFs.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES

As part of their principal investment strategies, each of the Allegiant Balanced Allocation Fund, Allegiant Bond Fund, Allegiant Intermediate Bond Fund, Allegiant Limited Maturity Bond Fund, Allegiant Ultra Short Bond Fund and Allegiant Total Return Advantage Fund, Allegiant Aggressive Allocation Fund, Allegiant Conservative Allocation Fund and Allegiant Government Mortgage Fund listed in preceding chart as investing in government securities may invest in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

MUNICIPAL SECURITIES

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES

Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Allegiant Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Allegiant Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Allegiant Funds) is the central theme of Allegiant's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Allegiant Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Allegiant Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Allegiant Funds directly. By investing in the Underlying Allegiant Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Allegiant Funds held by the Funds, but also expenses of the Funds.

Each Underlying Allegiant Fund other than the Allegiant Money Market Fund is offered for sale by and described in this prospectus. Please see the following section for a description of the Allegiant Money Market Fund, which is offered for sale in a separate prospectus.

INFORMATION ABOUT THE UNDERLYING ALLEGIANT MONEY MARKET FUND

The Allegiant Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality, short-term U.S dollar denominated money market securities, including certificates of deposit, time deposits, and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a sovereign debt rating in the highest short-term rating category by at least two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has rated such debt, then by that NRSRO (or, if unrated, determined by the Adviser to be of comparable quality).

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser. The Fund invests at least 95% of its total assets in securities rated in the highest rating category by one or more NRSROs or, if unrated, determined by the Adviser to be of comparable quality.

In selecting investments for the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

An investment in the Fund carries the following principal risks:

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

This table shows the Fund's average annual total returns for the periods ended December 31, 2004.

--------------------------------------------------------------------------------
CLASS I SHARES                             1 YEAR        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Allegiant Money Market Fund                 0.96%         2.65%          3.96%
--------------------------------------------------------------------------------

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that we use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.

Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The Equity Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Price Index. Each other Equity Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies.

Allegiant has obtained an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Allegiant and Allegiant Advantage Fund. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by Allegiant are limited to investments in the Allegiant Money Market Fund, in accordance with each such Fund's investment policies.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
                                  EQUITY FUNDS
--------------------------------------------------------------------------------
FUND                                       MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
International Equity Fund                  Investors seeking capital
                                           appreciation who are willing to
                                           accept the risks of investing in a
                                           fund that invests primarily in common
                                           stocks of foreign companies
--------------------------------------------------------------------------------
Large Cap Core Equity Fund                 Investors seeking capital
                                           appreciation who are willing to
                                           accept the risks of investing in a
                                           fund that invests primarily in common
                                           stocks
--------------------------------------------------------------------------------
Large Cap Growth Fund                      Investors seeking capital
                                           appreciation who are willing to
                                           accept the risks of investing in a
                                           fund that invests primarily in
                                           growth-oriented common stocks of
                                           large cap companies
--------------------------------------------------------------------------------
Large Cap Value Fund                       Investors seeking capital
                                           appreciation who are willing to
                                           accept the risks of investing in a
                                           fund that invests primarily in
                                           value-oriented common stocks of large
                                           cap companies
--------------------------------------------------------------------------------
Mid Cap Growth Fund                        Investors seeking capital
                                           appreciation who are willing to
                                           accept the risks of investing in a
                                           fund that invests primarily in
                                           growth-oriented common stocks of mid
                                           cap companies
--------------------------------------------------------------------------------
Mid Cap Value Fund                         Investors seeking capital
                                           appreciation who are willing to
                                           accept the risks of investing in a
                                           fund that invests primarily in
                                           value-oriented common stocks of mid
                                           cap companies
--------------------------------------------------------------------------------

Multi-Factor Small Cap Core Fund           Investors seeking long-term capital
                                           appreciation who are willing to
                                           accept the risks of investing in a
                                           fund that invests primarily in
                                           securities of small capitalization
                                           companies
--------------------------------------------------------------------------------
Multi-Factor Small Cap Growth Fund         Investors seeking long-term capital
                                           appreciation who are willing to
                                           accept the risks of investing in a
                                           fund that invests primarily in
                                           growth-oriented securities of small
                                           capitalization companies with
                                           prospects for accelerated earnings or
                                           revenue growth relative to the
                                           broader stock market
--------------------------------------------------------------------------------
Multi-Factor Small Cap Value Fund          Investors seeking long-term capital
                                           appreciation who are willing to
                                           accept the risks of investing in a
                                           fund that invests primarily in
                                           value-oriented securities of small
                                           capitalization companies

--------------------------------------------------------------------------------
S&P 500 Index Fund                         Investors seeking returns similar to
                                           those of the S&P 500 Composite Stock
                                           Price Index who are willing to accept
                                           the risks of investing in a fund that
                                           invests primarily in common stocks
--------------------------------------------------------------------------------
Small Cap Core Fund                        Investors seeking capital
                                           appreciation who are willing to
                                           accept the risks of investing in a
                                           fund that invests primarily in common
                                           stocks of small cap companies
--------------------------------------------------------------------------------
Small Cap Growth Fund                      Investors seeking capital
                                           appreciation who are willing to
                                           accept the risks of investing in a
                                           fund that invests primarily in
                                           growth-oriented common stocks of
                                           small cap companies
--------------------------------------------------------------------------------
Small Cap Value Fund                       Investors seeking capital
                                           appreciation who are willing to
                                           accept the risks of investing in a
                                           fund that invests primarily in
                                           value-oriented common stocks of small
                                           cap companies
--------------------------------------------------------------------------------

                             ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------
FUND                                       MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Aggressive Allocation Fund                 Investors seeking capital growth with
                                           the potential for above average total
                                           returns (as measured by the returns
                                           of the S&P 500 Composite Stock Price
                                           Index) who are willing to accept the
                                           risks of investing in a fund that may
                                           allocate a high percentage of its
                                           assets in Underlying Allegiant Funds
                                           that focus their investments in
                                           equity securities
--------------------------------------------------------------------------------
Balanced Allocation Fund                   Investors seeking broad
                                           diversification by asset class and
                                           style to manage risk and provide the
                                           potential for above average total
                                           returns (as measured by the returns
                                           of the S&P 500 Composite Stock Price
                                           Index and the Lehman U.S. Aggregate
                                           Bond Index)
--------------------------------------------------------------------------------
Conservative Allocation Fund               Investors seeking current income with
                                           the potential for above average total
                                           returns (as measured by the returns
                                           of the Lehman U.S. Aggregate Bond
                                           Index) who are willing to accept the
                                           risks of investing in a fund that may
                                           allocate a high percentage of its
                                           assets in Underlying Allegiant Funds
                                           that focus their investments in fixed
                                           income securities
--------------------------------------------------------------------------------

                               FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FUND                                       MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Bond Fund                                  Investors seeking current income who
                                           are willing to accept the risks of
                                           investing in a fund that invests
                                           primarily in fixed income securities
--------------------------------------------------------------------------------
Government Mortgage Fund                   Investors seeking current income who
                                           are interested in the lower credit
                                           risk associated with a fund that
                                           invests primarily in U.S. government
                                           fixed income securities
--------------------------------------------------------------------------------
Intermediate Bond Fund                     Investors seeking current income who
                                           are willing to accept the risks of
                                           investing in a fund that invests
                                           primarily in intermediate term fixed
                                           income securities
--------------------------------------------------------------------------------
Limited Maturity Bond Fund                 Investors seeking current income who
                                           are seeking to minimize share price
                                           volatility relative to our other
                                           fixed income funds and who are
                                           willing to accept the risks of
                                           investing in a fund that invests
                                           primarily in shorter term fixed
                                           income securities
--------------------------------------------------------------------------------
Total Return Advantage Fund                Investors seeking total return with
                                           less share price volatility than a
                                           fund that invests primarily in equity
                                           securities who are willing to accept
                                           the risks of investing in a fund that
                                           invests primarily in fixed income
                                           securities
--------------------------------------------------------------------------------
Ultra Short Bond Fund                      Investors seeking high current income
                                           but who desire the relative safety of
                                           investing in a fund that invests
                                           primarily in shorter term investment
                                           quality debt securities
--------------------------------------------------------------------------------


                               TAX-FREE BOND FUNDS
--------------------------------------------------------------------------------
FUND                                       MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund          Investors seeking current income
                                           exempt from federal income tax who
                                           are willing to accept moderate share
                                           price volatility
--------------------------------------------------------------------------------
Michigan Intermediate                      Investors seeking current income
Municipal Bond Fund                        exempt from federal and Michigan
                                           income taxes who are willing to
                                           accept moderate share price
                                           volatility
--------------------------------------------------------------------------------
Ohio Intermediate Tax                      Investors seeking current income
Exempt Bond Fund                           exempt from federal and Ohio income
                                           taxes who are willing to accept
                                           moderate share price volatility
--------------------------------------------------------------------------------
Pennsylvania Intermediate                  Investors seeking current income
Municipal Bond Fund                        exempt from federal and Pennsylvania
                                           income taxes who are willing to
                                           accept moderate share price
                                           volatility
--------------------------------------------------------------------------------

INVESTMENT ADVISER, SUB-ADVISERS AND INVESTMENT TEAMS

Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2005, the Adviser had approximately $25 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.


SUB-ADVISERS

Polaris, an SEC registered investment adviser, serves as Sub- Adviser to a portion of the assets of the Allegiant International Equity Fund. Since 1995, Polaris has served as a global and international equity manager, serving the investment needs of pension plans, endowment funds and institutional and individual accounts. Polaris is located at 125 Summer Street, Suite 1470, Boston, Massachusetts. As of June 30, 2005, Polaris managed over $764 million in assets. Bernard R. Horn, Jr., Polaris' founder, owns all of the voting interests of Polaris.

As Sub-Adviser, Polaris, under the supervision of the Adviser and Allegiant's Board of Trustees, provides a continuous investment program for the International Value Component of the Allegiant International Equity Fund. For its services, Polaris will receive sub-advisory fees from the Adviser with respect to the portion of assets of the Fund allocated to Polaris at the annual fee rates of 0.35% of the first $125 million of assets managed, 0.40% of assets managed between $125 million and $200 million and 0.50% of assets managed over $200 million.

Investment Counselors, an SEC-registered investment adviser, serves as Sub-Adviser to the Allegiant Small Cap Core Fund. Investment Counselors, founded in 1968, is an investment management firm that provides investment supervisory services to its clients. Investment Counselors is a wholly owned subsidiary of National City Bank. Investment Counselors is located at 100 South Brentwood, Suite 100, St. Louis, Missouri, 63105. As of June 30, 2005, Investment Counselors managed over $733 million in assets.

As Sub-Adviser, Investment Counselors assists the Adviser in providing a continuous investment program for the Allegiant Small Cap Core Fund. For its services, Investment Counselors will receive sub-advisory fees from the Adviser at an annualized rate of 0.50% of the average daily net assets of the Fund.

POLARIS INVESTMENT PERFORMANCE

POLARIS INTERNATIONAL EQUITY COMPOSITE PERFORMANCE RESULTS

------------------------------------------------------------------------------------------------------------------------------------
            GROSS ANNUAL   NET ANNUAL
              COMPOSITE    COMPOSITE                                                                        PERCENTAGE
             PERFORMANCE  PERFORMANCE   MSCI    NUMBER           COMPOSITE  DISPERSION              U.S.      OF FIRM   TOTAL FIRM
YEAR (AS OF    RESULTS      RESULTS     EAFE      OF     AW STD   EW STD       HIGH       LOW     DOLLARS     ASSETS     ASSETS
DECEMBER 31)      %            %        (%)    ACCOUNTS    (%)      (%)        (%)        (%)    (MILLIONS)     (%)     (MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
   2004         29.61        28.51      20.70     9        0.7      2.8        30.7       22.6     $139.6       29        $484.6
   2003         53.63        52.29      39.17     6        2.5      7.0        55.4       36.8      $52.0       22        $237.2
   2002          6.27         5.27     (15.66)    5        0.4      1.5        10.1        6.0      $32.1       18        $174.4
   2001         (0.29)       (1.17)    (21.21)    5        1.3      1.5         0.8       (3.6)     $29.7       26        $113.7
   2000         (5.26)       (5.72)    (13.96)    5        1.2      2.2        (2.5)      (6.8)     $23.2       26         $87.9
   1999         21.52        21.26      27.30     7        2.2      7.2        39.6        7.4      $26.6       29         $92.7
   1998         (5.88)       (6.45)     20.33     8        2.1      2.7        (3.2)     (11.5)     $24.1       29         $84.8
   1997         10.93         9.86       2.06     7        2.0      2.6        14.3        7.3       $7.1       13         $52.9
   1996         24.00        22.79       6.36     5        N.A.     N.A.       26.2       23.0       $4.1       13         $31.0
   1995         19.01        17.86      11.85     3        N.A.     N.A.       20.9       14.3       $1.2        7         $17.8
   1994          0.50        (0.17)      8.15     5        1.5      1.0         1.7       (2.4)      $3.9       --            --
   1993         26.69        25.89      33.29     5        1.9      1.0        28.2       22.9       $3.9       --            --
   1992          6.39         5.71     (11.36)    5        1.9      1.0         9.4        3.4       $3.1       --            --
   1991          5.81         5.15      13.01     5        3.4      2.9        12.2        4.0       $2.8       --            --
   1990         (4.57)       (5.54)    (22.77)    5        N.A.     N.A.       (1.5)      (4.8)      $2.6       --            --
   1989         25.77        24.56      10.93     4        N.A.     N.A.       31.1       20.4       $0.8       --            --
   1988         16.00        14.87      28.90     4        N.A.     N.A.       20.7       11.3       $0.6       --            --
   1987          1.44         0.46      24.53     4        N.A.     N.A.       10.0        0.4       $0.5       --            --
   1986         49.23        47.77      69.76     1        N.A.     N.A.       57.0       47.6       $0.5       --            --
   1985         33.53        32.22      56.79     2        N.A.     N.A.       33.0       33.0       $0.3       --            --
   1984          6.36         5.83       5.89     2                                              $155,797       --            --
------------------------------------------------------------------------------------------------------------------------------------

NOTES:

1. Polaris Capital Management, Inc. ("Polaris") is a registered investment adviser.

2. Polaris has prepared and presented this report in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(R)), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS(R)). AIMR has not been involved in the preparation or review of this report.

3. The International Equity Composite contains fully discretionary international equity accounts and for comparison purposes is measured against the MSCI EAFE Index. Returns include the effect of foreign currency exchange rates.

4. Results are based on fully discretionary accounts under management, including those accounts no longer with the firm. Non-fee-paying accounts are not included in this composite.

5. Composite performance is presented net of foreign withholding taxes. Additional information regarding the percentage of the composite, which may not be invested in countries or regions included in the index, is available upon request by contacting Kelly Chase at kchase@polariscapital.com.

6. Returns are presented gross and net of management fees and include the reinvestment of all income. Net returns represent gross returns reduced by investment advisory fees and other expenses that may be incurred in the management of the account. The management fee schedule is as follows:

              ASSETS FROM            UP TO:           FEE PER ANNUM
          -------------------------------------------------------------
                   0              $25 million             1.00%
          -------------------------------------------------------------
              $25 million         $50 million             0.75%
          -------------------------------------------------------------
              $50 million         $1.5 billion            0.60%
          -------------------------------------------------------------
              $1.5 billion        $3.0 billion            0.55%
          -------------------------------------------------------------
              greater than        $3.0 billion            0.50%
          -------------------------------------------------------------

7. Performance presented prior to April 1, 1995 occurred while the Portfolio Manager was affiliated with a prior firm and the Portfolio Manager was the only individual responsible for selecting the securities to buy and sell. An independent verification firm is currently performing an examination of this track record; an independent Verifier's Report will be available upon request. The presentation conforms to AIMR-PPS(R) guidelines regarding the portability of investment results.

8. The U.S. dollar is the currency used to express performance. Trade date is used for the valuation. Leverage and derivatives are not used in this composite.

9. The International Equity Composite was created April 1, 1995. Polaris maintains a complete list and description of composites, which is available upon request by contacting Kelly Chase at kchase@polariscapital.com.

10. The annual composite dispersion presented is an asset-weighted ("AW STD") and equal-weighted ("EW STD") standard deviation calculated for the accounts in the composite for the entire year. The "High" dispersion represents the highest return and the "Low" dispersion represents the lowest return.

11. Results shown for the year 1984 represent partial period performance from July 1, 1984 through December 31, 1984.

12. "N.A." is used where information is not statistically meaningful due to an insufficient number of portfolios in the composite for the entire year.

13. Compliance with the AIMR-PPS is currently being verified firmwide by Ashland Partners & Company LLP from April 1, 1995 through December 31, 2004. In addition, a performance examination was conducted on the International Equity Composite beginning July 1, 1984.

14.   Past performance is not indicative of future results.

INVESTMENT COUNSELORS' INVESTMENT PERFORMANCE

Although the Allegiant Small Cap Core Fund has limited prior performance history, the small cap equity team at Investment Counselors has substantial experience in managing accounts that focus on small cap issuers. Investment Counselors manages separate accounts with a small cap orientation having investment objectives, policies and strategies that are substantially similar to the Allegiant Small Cap Core Fund.

The tables below show the annual returns and long-term performance record established by Investment Counselors while managing client accounts. Please note that the performance results shown are those of Investment Counselors and not the investment results of the Allegiant Small Cap Core Fund. The results are not intended to predict or suggest the return to be experienced by the Fund or the return an individual investor might achieve by investing in the Fund.

The Allegiant Small Cap Core Fund's results may be different from the composite performance figures shown due to, among other things, differences in fees and expenses. The composite performance figures reflect the deduction of all advisory fees and trading costs, but do not reflect custody fees, which are paid by clients directly. The overall expenses of Investment Counselors' client accounts are generally lower than those experienced by Fund shareholders and therefore, the performance of the Fund would generally be lower. The Fund's results also may be different because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable securities and tax laws that, if applicable, could have adversely affected the performance of the client accounts. In addition, the securities held by the Fund will not be identical to the securities held by these accounts.

Included for comparison purposes are performance figures of the Russell 2000 Index, an unmanaged market index. Investors cannot invest directly in the index. The returns of the Russell 2000 Index reflect the reinvestment of dividends and distributions, but do not reflect the deduction of any fees, expenses or taxes.

INVESTMENT COUNSELORS SMALL CAP EQUITY COMPOSITE PERFORMANCE RESULTS

------------------------------------------------------------------------------------------------------
               ANNUAL                                                            PERCENTAGE
   YEAR         TOTAL     RUSSELL      NUMBER      COMPOSITE   TOTAL ASSETS AT    OF FIRM      TOTAL
  (AS OF       RETURN   2000 INDEX       OF       DISPERSION    END OF PERIOD      ASSETS       FIRM
DECEMBER 31)    (%)        (%)       PORTFOLIOS      (%)         (MILLIONS)         (%)       ASSETS
------------------------------------------------------------------------------------------------------
    1995         26.0       28.4          2          0.00           $ 35.0           26        $136.4
    1996         23.9       16.5          1          0.00           $ 41.0            8        $521.4
    1997         27.9       22.3          2          0.00           $ 62.0           12        $512.2
    1998          4.9       -2.6          3          0.32           $ 68.0           11        $592.1
    1999         11.9       21.3          2          0.22           $ 65.4           11        $591.0
    2000          3.4       -3.0          2          0.16           $ 36.4            7        $527.3
    2001         -4.6        2.5          2          0.06           $ 34.5            9        $405.4
    2002        -15.1      -20.5          3          0.15           $ 29.3            8        $350.9
    2003         52.2       47.3          3          2.06           $  2.4            1        $459.5
    2004        21.43      18.32          5          1.40           $171.3           26        $659.9

ANNUALIZED RETURNS (AS OF DECEMBER 31, 2004)

--------------------------------------------------------------
                 INVESTMENT COUNSELORS
               SMALL CAP EQUITY COMPOSITE   RUSSELL 2000 INDEX
--------------------------------------------------------------
    1 Year               21.43%                   18.32%
    5 Year                9.48%                   16.62%
    10 Year              14.20%                   11.55%


NOTES:

1. Investment Counselors is an investment management firm that provides investment advisory services to its clients. Investment Counselors is an equity, fixed income and balanced portfolio investment manager that invests solely in U.S.-based securities.

2. Investment Counselors has prepared and presented the above data in compliance with the AIMR Performance Presentation Standards
      (AIMR-PPS(TM)), the U.S. and Canadian version of Global Investment Performance Standards (GIPS(TM)). AIMR has not been involved in the preparation or review of this data or with Investment Counselors' claim of compliance. This method of calculating performance differs from the Securities and Exchange Commission's standardized methodology which may produce different results.

3. The results shown above are of all discretionary, fee-paying accounts with investment objectives, policies and strategies substantially similar to those of the Allegiant Small Cap Core Fund and include both active and closed accounts.

4. Performance figures are presented net of investment management and brokerage fees, and are negatively affected by the amount of the fees. Investment Counselors' Small Cap Equity average weighted annual management fee is 0.50% of average net assets.

5. There have been no changes in personnel responsible for the investment management process of this composite and no alteration of the composite for any reason. No selective periods of performance have been utilized. Results from all accounts have been continuous from the first full month under Investment Counselors' management to present or last full month under Investment Counselors' management. Composites are valued on a monthly basis and are geometrically linked. Valuations and returns are computed and stated in U.S. Dollars and are computed using a time-weighted rate of return. The composite is asset weighted using beginning-of-period weightings. Accrual accounting is used for fixed income securities. Trade date is used for the valuation. Leverage and derivatives were not used in the portfolios included in the composite.


6. Investment Counselors' Small Cap Equity Composite was created on December 31, 1993. The composite is defined to include three (3) fee-paying, discretionary accounts over $500,000 that are managed according to the small cap equity strategy, and does not include wrap-fee accounts. As of December 31, 2004 the composite had $171.3 million in total assets. Investment Counselors' Small Cap Equity Composite results are of 40% of all Investment Counselors' small cap equity portfolios and represent less than 1% of Investment Counselors' total firm assets and of Investment Counselors' discretionary accounts. A complete list of composites and description of Investment Counselors' composites and presentations that adhere to the AIMR-PPS(TM) standards is available upon request by contacting Lisa Teter at lteter@investmentcounselors.com or by calling
      (314) 587-7734.


7. AIMR standard composites represent 100% of discretionary and 99.5% of total firm assets.

8. The dispersion of annual returns is measured by the standard deviation across asset-weighted portfolio returns represented with the composite for the full year.

9. Past performance is no guarantee of future results. Products and services offered by Investment Counselors are subject to investment risks, including the possible loss of the principal invested. Products and services offered by Investment Counselors are not insured by the FDIC and are not deposits or other obligations of National City Bank, and are not guaranteed by National City Bank.

PRIOR PERFORMANCE INFORMATION FOR THE EQUITY INVESTMENT MANAGEMENT TEAM

The principal portfolio managers of the Equity Investment Management Team are Lawrence E. Eakin, Jr. and Christopher H. Wiles, CFA. They have the primary responsibility for the day-to-day management of the Large Cap Core Equity and Large Cap Growth Funds. The Equity Investment Management Team has substantial experience in managing investment companies that focus on large cap issuers. While employed at Strong Capital Management, Inc. and Rockhaven Asset Management, LLC, the Equity Investment Management Team was solely responsible for managing two mutual funds each with a large cap orientation having investment objectives, policies and strategies that are substantially similar, respectively, to the Allegiant Large Cap Core Equity Fund (the "Similar Core Equity Fund") and Allegiant Large Cap Growth Fund (the "Similar Growth Fund" and together with the Similar Core Equity Fund, the "Similar Funds").

Before joining the Equity Investment Management Team at Allegiant, Mr. Eakin co-managed the Similar Growth Fund and Similar Core Equity Fund (each as defined below). Mr. Eakin joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Eakin served as Rockhaven's director of research since he joined the firm in February 1997. While at Rockhaven, he co-managed the Similar Growth Fund's predecessor, the Rockhaven Premier Fund and the Similar Core Equity Fund's predecessor, the Rockhaven Fund, since 2001. Mr. Eakin received his bachelor's degree in computer application information systems from Clarion University in 1986 and his master's degree in investment finance from Duquesne University in 1993.

Before joining the Equity Investment Management Team at Allegiant, Mr. Wiles co-managed the Similar Growth Fund and Similar Core Equity Fund and has earned the right to use the Chartered Financial Analyst designation. Mr. Wiles joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong Mr. Wiles was the President and Founder of Rockhaven, an investment advisory firm. While at Rockhaven, he co-managed the Similar Growth Fund's predecessor, the Rockhaven Premier Fund and the Similar Core Equity Fund's predecessor, the Rockhaven Fund, since their inception in November 1997. He received his associate's degree in finance at Penn State University in 1979, his bachelor's degree in finance at Youngstown State University in 1982, and his master's of business administration degree from Cleveland State University in 1984.

The bar charts and the performance tables below show the returns for Class A Shares of the Similar Core Equity Fund and Investor Class Shares of the Similar Growth Fund for certain periods ended December 31, 2003. The information also provides some indication of the risks of investing in the Similar Funds by showing how each Similar Fund's average annual returns, which reflect Similar Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. The information assumes reinvestment of all dividends and distributions.

Please keep in mind that the past performance of each Similar Fund, before and after taxes, does not represent how the Funds will perform. Returns of the Funds may differ from those of the Similar Funds due, among other things, to differences in operating expenses between the Similar Funds and the respective Funds.

                           CALENDAR YEAR TOTAL RETURNS

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

            14.83%     52.14%(1)  3.35%    -8.97%   -18.09%   25.41%
            11.88%     24.84%    -1.46%   -10.72%   -14.44%   22.93%
--------------------------------------------------------------------------------
             1998       1999      2000      2001      2002     2003

(1) The Investor Class - Similar Growth Fund's calendar year total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.

BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)

FUND NAME                  BEST QUARTER RETURN   WORST QUARTER RETURN
---------------------------------------------------------------------
Similar Growth Fund        29.98% (4th Q 1999)   -13.18% (2nd Q 2002)
Similar Core Equity Fund   19.95% (4th Q 1999)   -13.18% (2nd Q 2002)

                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 12-31-03

FUND/INDEX                                     1 YEAR      5 YEAR      INCEPTION
--------------------------------------------------------------------------------
SIMILAR CORE EQUITY FUND(1)

Class A

   Return Before Taxes                         14.68%       1.72%        3.75%
   Return After Taxes on Distributions         14.64%       0.63%        2.75%
   Return After Taxes on Distributions
   And Sale of Fund Shares                      9.57%       0.95%        2.73%
--------------------------------------------------------------------------------

S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees,
expenses, or taxes)                            28.67%      -0.57%        4.29%

--------------------------------------------------------------------------------
Lipper Large Cap Core Funds Index(3)
(reflects no deduction for fees,
expenses, or taxes)                            24.80%      -1.08%        3.83%
--------------------------------------------------------------------------------
SIMILAR GROWTH FUND(4)

Investor Class

   Return Before Taxes                         24.16%       8.01%        9.06%
   Return After Taxes on Distributions         24.13%       6.41%        7.58%
   Return After Taxes on Distributions
   And Sale of Fund Shares                     15.70%       6.01%        7.02%
--------------------------------------------------------------------------------

S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees,
expenses, or taxes)                            28.67%      -0.57%        4.29%

--------------------------------------------------------------------------------
Russell 1000 Growth Index(5)
(reflects no deduction for fees,
expenses, or taxes)                            29.75%      -5.11%        1.49%
--------------------------------------------------------------------------------
Lipper Large Cap Core Funds Index(3)
(reflects no deduction for fees,
expenses, or taxes)                            24.80%      -1.08%        3.83%
--------------------------------------------------------------------------------

(1) The Similar Core Equity Fund, the Strong Advisor Large Company Core Fund, commenced operations on November 3, 1997.


(2) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.


(3) The Lipper Large Cap Core Funds Index is the average of the 30 largest funds in the Lipper category.

(4) The Similar Growth Fund, the Strong Large Company Growth Fund, commenced operations on November 3, 1997.


(5) The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on market capitalization.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Unlike the bar chart, the performance table reflects the impact of the maximum initial sales charge, which was first charged on November 30, 2000 for the Similar Core Equity Fund. No sales charge is imposed on reinvested dividends and distributions. The Similar Growth Fund does not impose any sales charges on purchases.

The table below shows the management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser receives for each Fund for the fiscal year ended May 31, 2005:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          ADVISORY FEES PAID AS
                                                                                                         A PERCENTAGE OF AVERAGE
                                                                                                      NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                                     MANAGEMENT TEAM                              ENDED MAY 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                       International Equity Investment Management Team,
                                                          Polaris (sub-adviser)                                 1.00%
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund                           Equity Investment Management Team                          0.75%
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                                Equity Investment Management Team                          0.75%
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                              Value Equity Investment Management Team                       0.75%
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                             Structured Equity Investment Management Team                    0.45%
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                              Mid-Value Equity Investment Management Team                     0.75%
------------------------------------------------------------------------------------------------------------------------------------

Multi-Factor Small Cap Core Fund                Structured Equity Investment Management Team                    0.00%
------------------------------------------------------------------------------------------------------------------------------------
Multi-Factor Small Cap Growth Fund              Structured Equity Investment Management Team                    0.00%
------------------------------------------------------------------------------------------------------------------------------------
Multi-Factor Small Cap Value Fund               Structured Equity Investment Management Team                    0.00%

------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                                  Quantitative Analysis Management Team                       0.20%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund                                Core Equity Investment Management Team,
                                                    Investment Counselors (sub-adviser)                         1.00%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                           Structured Equity Investment Management Team                    0.55%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                            Small Value Equity Investment Management Team                   1.00%
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Fund                             Asset Allocation Management Team                         0.00%
------------------------------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund                               Asset Allocation Management Team                         0.75%
------------------------------------------------------------------------------------------------------------------------------------
Conservative Allocation Fund                           Asset Allocation Management Team                         0.00%
------------------------------------------------------------------------------------------------------------------------------------
Bond Fund                                           Taxable Fixed Income Management Team                        0.55%
------------------------------------------------------------------------------------------------------------------------------------
Government Mortgage Fund                            Taxable Fixed Income Management Team                        0.40%
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                              Taxable Fixed Income Management Team                        0.40%
------------------------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                          Taxable Fixed Income Management Team                        0.35%
------------------------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                         Taxable Fixed Income Management Team                        0.40%
------------------------------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund                               Taxable Fixed Income Management Team                        0.20%
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund                        Municipal Fixed Income Team                            0.40%
------------------------------------------------------------------------------------------------------------------------------------
Michigan Intermediate Municipal Bond Fund                Municipal Fixed Income Team                            0.40%
------------------------------------------------------------------------------------------------------------------------------------
Ohio Intermediate Tax Exempt Bond Fund                   Municipal Fixed Income Team                            0.40%
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Intermediate Municipal Bond Fund            Municipal Fixed Income Team                            0.40%
------------------------------------------------------------------------------------------------------------------------------------


A discussion regarding the basis for the Board's approval of the Funds' advisory and sub-advisory agreements are available in the Statement of Additional Information and will be available in the semi-annual report to shareholders for the period ending November 30, 2005.

PORTFOLIO MANAGEMENT TEAMS

------------------------------------------------------------------------------------------------------------------------------------
NAME                                             BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INVESTMENT MANAGEMENT TEAM, POLARIS (SUB-ADVISER)
------------------------------------------------------------------------------------------------------------------------------------


Martin Schulz                                    Mr. Schulz is responsible for day-to-day management of the growth portion of the
Director of International Equity Investment      fund.
Years with the Adviser: 8
Industry experience: 11 years                    Mr. Schulz has been with the Adviser since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Bernard R. Horn, Jr.                             Mr. Horn is responsible for the day-to-day management of the value portion of the
President, Polaris Capital Management, Inc.      fund.
(sub-adviser)
Years with the Adviser: less than 1              Mr. Horn has been with Polaris, sub-adviser for the International Equity Fund,
Industry experience: 25 years                    since 1995.
------------------------------------------------------------------------------------------------------------------------------------
Sumanta Biswas                                   Mr. Biswas is responsible for research and assisting in management of the value
Assistant Portfolio Manager,                     portion of the fund.
Polaris Capital Management, Inc. (sub-adviser)
Years with the Adviser: less than 1              Mr. Biswas joined Polaris in 2002. He conducted equity research for Delta Partners
Industry experience: 8 years                     of Boston during 2001. Prior to that, he had served as an officer at the Securities and Exchange Board of India since 1996.
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Christopher A. Wiles, CFA                        Shared responsibility for overall management of the fund and decision making on
Managing Senior Director for Core                securities entering and leaving the portfolios.
and Growth Equity
Years with the Adviser: 1                        Mr. Wiles joined the Adviser in 2004. Mr. Wiles founded Rockhaven Asset Management
Industry experience: 19 years                    in 1997. In 2002, Rockhaven was acquired by Strong Capital Management, Inc. where he served as Senior Portfolio Manager until joining the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Lawrence E. Eakin, Jr.                           Shared responsibility for overall management of the fund and decision making on
Senior Director of Large Cap Growth Equity       securities entering and leaving the portfolios.
Years with the Adviser: 1
Industry experience: 9 years                     Mr. Eakin joined the Adviser in 2004. From 2002 to 2004, he was a Co-Portfolio
                                                 Manager of the Strong Large Company Core Fund and Large Company Growth Fund at
                                                 Strong Capital Management, Inc. Prior to that time, he was with Rockhaven Asset
                                                 Management. He had been with Rockhaven Asset Management since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Halloran, CFA                         Responsible for sector analysis.
Large Cap Growth Equity Analyst
Years with the Adviser: 1                        Mr. Halloran joined the Adviser in 2004. He worked at Strong Capital Management,
Industry experience: 5 years                     Inc. as an equity analyst from 2002 to 2004. Prior to that time, he worked at
                                                 Rockhaven Asset Management as an equity analyst. He had been with Rockhaven Asset
                                                 Management since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Joe Famoso                                       Responsible for analysis in the finance, industrial and basic materials sectors.
Analyst
Years with the Adviser: 1                        Prior to joining the Adviser, in 2004, Mr. Famoso served as an analyst with Mellon
Industry experience: 7 years                     Equity Associates. From November 2000 through February 2004, he worked at Strong
                                                 Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Chren, CFA                            Leadership responsibility for the Allegiant Large Cap Value Fund.
Senior Director for Value Investment
Years with the Adviser: 2                        Mr. Chren most recently worked with INVESCO Capital Management where he served as
Industry experience: 20 years                    Partner/Senior Portfolio Manager. He had been with INVESCO Capital Management since
                                                 2000.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME                                             BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY INVESTMENT MANAGEMENT TEAM (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
Edward A. Johnson                                Day-to-day analysis of current and potential equity investments.
Equity Analyst
Years with the Adviser: 2                        Prior to joining the Adviser, Mr. Johnson was a founding member of Volaris
Industry experience: 8 years                     Advisors, a derivatives advisory firm in New York specializing in risk and volatility management, which was acquired by Credit Suisse First Boston. He had been with Volaris since 2000.
------------------------------------------------------------------------------------------------------------------------------------
STRUCTURED EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Hitesh Patel, PhD                                Mr. Patel has overall responsibility for quantitative research and portfolio
Director of Structured Equity Strategies         management.
Years with the Adviser: less than 1
Industry Experience: 10 years                    Prior to joining the Adviser in April 2005, Mr. Patel served as Director of
                                                 Quantitative Research at Harris Investment Management, Inc ("HIM"). Mr. Patel had
                                                 been with HIM since 1998.
------------------------------------------------------------------------------------------------------------------------------------
Paul Kleinaitis, CFA                             Mr. Kleinaitis is responsible for portfolio management and investment research.
Senior Portfolio Manager
Years with the Adviser: less than 1              Prior to joining the Adviser in April 2005, Mr. Kleinaitis was a portfolio manager
Industry Experience: 18 years                    for Harris Investment Management, Inc. Mr. Kleinaitis had been with HIM since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Rob Roquitte, CFA                                Mr. Roquitte is responsible for portfolio management.
Senior Portfolio Manager
Years with Adviser: less than 1                  Prior to joining the Adviser in April 2005, Mr. Roquitte was a portfolio manager
Industry Experience: 17 years                    for Harris Investment Management, Inc. Mr. Roquitte had been with HIM since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Steven Greiner, PhD                              Mr. Greiner is responsible for quantitative research and portfolio modeling.
Senior Quantitative Strategist
Years with Adviser: less than 1                  Prior to joining the Adviser in April 2005, Mr. Greiner served as senior
Industry Experience: 25 years                    quantitative strategist at Harris Investment Management, Inc. since 2003. Prior to that, he served as Director of Quantitative Research with Clover Capital
                                                 Management. Mr. Greiner had been with Clover Capital Management since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Chen Chen                                        Ms. Chen is responsible for quantitative research, index strategy research, and
Senior Quantitative Analyst                      structured equity research.
Years with the Adviser: less than 1
Industry Experience: less than 1 year            Prior to joining the Adviser in July 2005, Ms. Chen was a full time student at the
                                                 University of Illinois at Chicago pursuing a doctorate in Business Statistics. It is anticipated that Ms. Chen will earn her doctorate in September 2005. Ms. Chen earned a Masters Degree from Fudan University in July 2001.
------------------------------------------------------------------------------------------------------------------------------------
MID-VALUE EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Michael E. Santelli, CFA, CPA                    Mr. Santelli is responsible for management of the Allegiant Mid Cap Value Fund.
Senior Director for Value Equity Investment
Years with the Adviser: 10                       Mr. Santelli has been with the Adviser since 1995.
Industry experience: 15 years
------------------------------------------------------------------------------------------------------------------------------------
Alex L. Vallecillo, CFA                          Mr. Vallecillo is responsible for management of the Allegiant Mid Cap Value Fund.
Senior Portfolio Manager
Years with the Adviser: 9                        Mr. Vallecillo has been with the Adviser since 1996.
Industry experience: 10 years
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME                                             BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------------
QUANTITATIVE ANALYSIS MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Hitesh Patel, PhD                                Mr. Patel has overall responsibility for quantitative research and portfolio
Director of Structured Equity Strategies         management.
Years with the Adviser: less than 1
Industry Experience: 10 years                    Prior to joining the Adviser in April 2005, Mr. Patel served as Director of
                                                 Quantitative Research at Harris Investment Management, Inc. Mr. Patel had been with
                                                 HIM since 1998.
------------------------------------------------------------------------------------------------------------------------------------
Rita Ontko                                       Ms. Ontko is responsible for analytical support of the fund models.
Quantitative Analyst
Years with the Adviser: 9                        Ms. Ontko has been with the Adviser since 1996.
Industry experience: 11 years
------------------------------------------------------------------------------------------------------------------------------------
Steven Greiner, PhD                              Mr. Greiner is responsible for quantitative research and portfolio modeling.
Senior Quantitative Strategist
Years with Adviser: less than 1                  Prior to joining the Adviser in April 2005, Mr. Greiner served as senior
Industry Experience: 25 years                    quantitative strategist at Harris Investment Management, Inc. since 2003. Prior to that, he served as Director of Quantitative Research with Clover Capital
                                                 Management. Mr. Greiner had been with Clover Capital Management since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Chen Chen                                        Ms. Chen is responsible for quantitative research, index strategy research, and
Senior Quantitative Analyst                      structured equity research.
Years with the Adviser: less than 1
Industry Experience: less than 1 year            Prior to joining the Adviser in July 2005, Ms. Chen was a full time student at the
                                                 University of Illinois at Chicago pursuing a doctorate in Business Statistics. It is anticipated that Ms. Chen will earn her doctorate in September 2005. Ms. Chen earned a Masters Degree from Fudan University in July 2001.
------------------------------------------------------------------------------------------------------------------------------------
CORE EQUITY INVESTMENT MANAGEMENT TEAM, ALLEGIANT INVESTMENT COUNSELORS (SUB-ADVISER)
------------------------------------------------------------------------------------------------------------------------------------
Gordon A. Johnson                                Mr. Johnson has overall responsibility for the team's investment operations.
President and Chief Investment Officer --
Allegiant Investment Counselors                  Mr. Johnson has been with Investment Counselors, sub-adviser for the Allegiant
Years with the Adviser: 2                        Small Cap Core Fund, since 1985.
Industry experience: 20 years
------------------------------------------------------------------------------------------------------------------------------------
James E. Mineman                                 Mr. Mineman is responsible for coordinating the equity research process for the
Director of Equity Research                      Allegiant Small Cap Core Fund.
Years with the Adviser: 2
Industry experience: 11 years                    Mr. Mineman has been with Investment Counselors, sub-adviser for the Allegiant
                                                 Small Cap Core Fund, since 1994.
------------------------------------------------------------------------------------------------------------------------------------
Peter A. Roy                                     Mr. Roy is responsible for implementing and managing the investment philosophy.
Vice President, Portfolio Manager
Years with the Adviser: 2                        Prior to joining Investment Counselors in 2003, Mr. Roy was a portfolio manager for
Industry experience: 8 years                     Allegiant Trust Company. From 2000 through 2002, he was pursuing his M.B.A at
                                                 Washington University's Olin School of Business.
------------------------------------------------------------------------------------------------------------------------------------
Lisa A. Teter                                    Ms. Teter is responsible for portfolio management and trading for the Allegiant
Vice President, Portfolio Manager                Small Cap Core Fund.
Years with the Adviser: 2
Industry experience: 11 years                    Ms. Teter has been with Investment Counselors, sub-adviser for the Allegiant Small
                                                 Cap Core Fund, since 1994.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME                                             BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------------
SMALL VALUE EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
John P. Micklitsch                               Mr. Micklitsch is responsible for the management of the Allegiant Small Cap Value
Senior Portfolio Manager of Small Cap Value      Fund.
Equity Investment
Years with the Adviser: 1                        Prior to joining the Adviser in 2004, Mr. Micklitsch was a Co-Manager and Senior
Industry experience: 10 years                    Research Analyst at Fifth Third Asset Management since 2003. Prior to that, he was a Research Analyst and Head Equity Trader at Robert E. Torray & Co. Inc. He had
                                                 been with Robert E. Torray & Co. Inc. since 1996.
------------------------------------------------------------------------------------------------------------------------------------
Ori Elan                                         Prior to joining the Adviser in 2005, Mr. Elan worked for National City Corporation
Equity Analyst                                   as part of the MBA Corporate Associate Program, supporting National Consumer
Years with the Adviser: less than 1              Finance, Charitable and Retirement Services, and Corporate Planning. In 2004, his
Industry experience: 1 year                      program rotation concluded with the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Brian L. Stine, CFA                              Mr. Stine is responsible for the management of the Aggressive Allocation, Balanced
Investment Strategist                            Allocation and Conservative Allocation Funds.
Years with the Adviser: 1
Industry Experience: 25 years                    Prior to joining the Adviser in 2004, Mr. Stine was a senior portfolio manager with
                                                 Smith Graham & Company. Mr. Stine had been with Smith Graham & Company since 1993.
------------------------------------------------------------------------------------------------------------------------------------
Crystal Stetzy                                   Ms. Stetzy is responsible for analytical support for the Asset Allocation
Strategy Analyst                                 Management Team.
Years with the Adviser: 5
Industry Experience: 5 years                     Ms. Stetzy has been with the Adviser since 2000.
------------------------------------------------------------------------------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Andrew Harding                                   Mr. Harding has primary responsibility for taxable fixed income strategy and
Senior Director for Taxable                      performance at the Adviser.
Fixed Income Investments
Years with the Adviser: 5                        Mr. Harding has been with the Adviser since 2000.
Industry experience: 25 years
------------------------------------------------------------------------------------------------------------------------------------
Cynthia D. Cole                                  Ms. Cole is primarily responsible for analyzing and recommending corporate sector
Director of Corporate Bond Investment            investments.
Years with the Adviser: 6
Industry experience: 20 years                    Ms. Cole has been with the Adviser since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Timothy Compan, Jr., CFA                         Mr. Compan has responsibility for corporate bond portfolio management and trading.
Corporate Bond Specialist
Years with the Adviser: 2                        Prior to joining the Adviser in 2003, Mr. Compan was a corporate bond trader for
Industry experience: 5 years                     Goldman Sachs Asset Management. Mr. Compan had been with Goldman Sachs Asset
                                                 Management since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Matthew Downing                                  Mr. Downing has responsibility for fixed income security and portfolio research.
Fixed Income Analyst
Years with the Adviser: 4                        Prior to joining the Adviser in 2001, Mr. Downing was a consultant with FutureNext
Industry experience: 5 years                     Consulting. Mr. Downing had been with FutureNext since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Mark Lozina, CFA                                 Mr. Lozina has day-to-day responsibility for fixed income security and portfolio
Fixed Income Analyst                             research.
Years with the Adviser: 3
Industry experience: 10 years                    Prior to joining the Adviser in 2002, Mr. Lozina was with National City
                                                 Corporation's Equity Sponsor Group. Mr. Lozina had been with National City since
                                                 1999.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME                                             BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL FIXED INCOME TEAM
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Cynthia D. Cole                                  Ms. Cole is primarily responsible for analyzing and recommending corporate sector
Director of Corporate Bond Investment            investments.
Years with the Adviser: 6
Industry experience: 20 years                    Ms. Cole has been with the Adviser since 1999.
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Stephen Carpenter                                Mr. Carpenter has primary responsibility for municipal fixed income investment for
Senior Portfolio Manager                         the Allegiant Ohio Intermediate Tax Exempt Bond Fund and the Allegiant Intermediate
Years with the Adviser: 10                       Tax Exempt Bond Fund.
Industry experience: 31 years
                                                 Mr. Carpenter has been with the Adviser since 1995.
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Keith Erwin                                      Mr. Erwin has primary responsibility for municipal fixed income investments for the
Portfolio Manager                                Allegiant Michigan Intermediate Municipal Bond Fund and the Allegiant Pennsylvania
Years with the Adviser: 7                        Intermediate Municipal Bond Fund.
Industry experience: 9 years
                                                 Mr. Erwin has been with the Adviser since 1998.
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Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is described in the Statement of Additional Information.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares, Class B Shares and Class C Shares of the Funds. The Funds may accept or reject any purchase order.

Class A Shares, Class B Shares and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

      CLASS A SHARES

      o     FRONT-END SALES CHARGE

      o CONTINGENT DEFERRED SALES CHARGE ON PURCHASES OF $1 MILLION OR MORE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

      o     12b-1 FEES UP TO 0.10% OF NET ASSETS

      o     SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

      o     $500 MINIMUM INITIAL INVESTMENT -- NO SUBSEQUENT MINIMUM INVESTMENT

      o     $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class A Shares are for individuals, corporate investors and retirement plans.

      CLASS B SHARES

      o     NO FRONT-END SALES CHARGE

      o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 5 YEARS -- DECLINING AFTER THE SECOND YEAR)

      o     12b-1 FEES UP TO 0.75% OF NET ASSETS

      o     SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

      o     $500 MINIMUM INITIAL INVESTMENT -- NO SUBSEQUENT MINIMUM INVESTMENT

      o REQUESTS TO PURCHASE CLASS B SHARES FOR AMOUNTS GREATER THAN $100,000 WILL NOT BE ACCEPTED

      o     CONVERTS TO CLASS A SHARES AFTER THE EIGHTH YEAR

      O     $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class B Shares are for individuals, corporate investors and retirement plans.

      CLASS C SHARES:

      o     NO FRONT-END SALES CHARGE

      o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

      o     12b-1 FEES UP TO 0.75% OF NET ASSETS

      o     SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

      o     $500 MINIMUM INITIAL INVESTMENT -- NO SUBSEQUENT MINIMUM INVESTMENT

      o     DOES NOT CONVERT TO ANY OTHER SHARE CLASS

      o     $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class C Shares are for individuals, corporate investors and retirement plans.


For investors purchasing shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" on page 96. For information on how to open an account and set up procedures for placing transactions, call 1-800-622-FUND (3863).


From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in the Statement of Additional Information.

The Adviser will monitor each Fund's asset size and, subject to approval by Allegiant's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

Allegiant's Board of Trustees has adopted procedures that impose limits on purchases, exchanges and redemptions to discourage excessive short-term trading by shareholders. These restrictions apply uniformly, except in the circumstances set forth below with respect to the redemption fee. Under the Funds' procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions -- a fund purchase followed shortly by a corresponding sale (redemption or exchange) -- during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Allegiant's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

o     Reject a purchase or exchange

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o     Limit the amount of any exchange

Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.

REDEMPTION FEE

The Funds identified below charge a redemption fee of 2.00% on proceeds from Class A Shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange):


Allegiant International Equity Fund
Allegiant Multi-Factor Small Cap Core Fund
Allegiant Multi-Factor Small Cap Growth Fund
Allegiant Multi-Factor Small Cap Value Fund
Allegiant Small Cap Core Fund
Allegiant Small Cap Growth Fund
Allegiant Small Cap Value Fund


These Funds also charge a redemption fee of 2.00% on proceeds from Class C Shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange):

The redemption fee will be calculated as a percentage of the net asset value of total redemption proceeds. Those shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fee will be paid directly to the Fund from which the shares are redeemed or exchanged and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund.

This redemption fee is not intended to accommodate short-term trading and the Funds will monitor the assessment of redemption fees against your account. The Funds will act in accordance with their trading limits policy as outlined in the "Purchasing, Selling and Exchanging Fund Shares" section of this prospectus pertaining to suspected short-term trading.


The 2.00% redemption fee will not be charged on the following transactions:


1. Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code and nonqualified plans), unless the plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

2. Redemptions requested within 30 days following the death or post-purchase disability of the shareholder;

3. Redemptions initiated by a Fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of a Fund);

4. Shares acquired through the reinvestment of distributions (dividends and capital gains); and

5. Redemptions in omnibus accounts -- including those of affiliates of the Adviser -- where redemptions cannot be tracked to the individual shareholder.

HOW TO PURCHASE FUND SHARES

                           NEW ACCOUNT SET UP                           ADDING TO AN EXISTING ACCOUNT
--------------------------------------------------------------------------------------------------------
INTERNET                   Visit our site and click on "Open            You may place your purchase
www.allegiantfunds.com     an Account Online." Or log on to             order on our Web Site using
                           our on line Forms Center to print            your established banking
                           or complete an application on line.          instructions for payment. To
                           Mail the application to the address          authorize this service, please
                           below. Unless you arrange to pay by          complete an Account Change Form
                           wire or ACH, write your check,               or call 1-800-622-FUND (3863).
                           payable in U.S. dollars, to
                           "Allegiant Funds (Fund name)."
                           Allegiant cannot accept third-party
                           checks, starter checks, credit
                           cards, credit card checks, cash or
                           cash equivalents (i.e., cashier's
                           check, bank draft, money order or
                           traveler's check).
--------------------------------------------------------------------------------------------------------
TELEPHONE                  Call our Investor Services Line to           Call our Investor Services Line
1-800-622-FUND (3863)      obtain an application.                       to purchase additional shares.
                                                                        To authorize this service,
                                                                        please complete an Account
                                                                        Change Form or call
                                                                        1-800-622-FUND (3863).
--------------------------------------------------------------------------------------------------------
MAIL                       Complete an application and mail it          Make your check payable to
                           along with a check payable, in U.S.          "Allegiant Funds (Fund Name)."
                           dollars, to "Allegiant Funds (Fund           Please include your account
                           Name)."                                      number on your check and mail
                                                                        it to the address at the left.
                              Allegiant Funds
                              P.O. Box 8421,
                              Boston, MA 02266-8421

                           For overnight delivery mail to:
                              Boston Financial Data Services
                              Attn: Allegiant Funds
                              66 Brooks Drive,
                              Braintree, MA 02184

                           Allegiant cannot accept third-party
                           checks, starter checks, credit cards,
                           credit card checks, cash or cash
                           equivalents (i.e., cashier's check, bank
                           draft, money order or traveler's check).
--------------------------------------------------------------------------------------------------------
AUTOMATED CLEARING HOUSE   Complete "Bank, Wire & Electronic            A Planned Investment Program
("ACH")                    Funds Transfer Instructions"                 can be set up to automatically
                           section of the application to have           purchase shares on designated
                           funds directly transferred from a            dates during the month. Please
                           bank account. A primary and                  see "Planned Investment
                           secondary account may be                     Program" below.
                           established. Please note all
                           electronic transfers will be on the
                           primary account unless notified
                           otherwise. Any changes in these
                           instructions must be made in
                           writing to Allegiant Funds with a
                           signature guarantee.
--------------------------------------------------------------------------------------------------------

PLANNED INVESTMENT         With a $50 minimum initial                   With current bank account
PROGRAM                    investment and if you have a                 information on your account,
                           checking or savings account with a           participation in the program
                           bank, you may purchase Class A,              can be arranged via the
                           Class B or Class C Shares                    Internet or by calling
                           automatically through regular                1-800-622-FUND (3863).
                           deductions from your account in
                           amounts of at least $50 per month            For existing accounts, without
                           per account.                                 bank account information,
                                                                        participation can be arranged
                           You may arrange for participation            by completing an Account Change
                           in this program when a new account           Form with banking information.
                           is established.                              This form must include a
                                                                        signature guarantee by a bank
                                                                        or other financial institution.

--------------------------------------------------------------------------------------------------------
WIRE                       To purchase shares by wire, call             Call 1-800-622-FUND (3863)
                           1-800-622-FUND (3863) to set up              prior to sending the wire in
                           your account to accommodate wire             order to obtain a confirmation
                           transactions and to receive a wire           number and to ensure prompt and
                           control number to be included in             accurate handling of funds. Ask
                           the body of the wire. Ask your bank          your bank to transmit
                           to transmit immediately available            immediately available funds by
                           funds by wire in the amount of your          wire as described at the left.
                           purchase to:                                 Please include your account
                                                                        number.
                                State Street Bank and Trust Company
                                ABA #011000028                          Allegiant and its transfer
                                Account 99052755 Credit Allegiant       agent are not responsible for
                                Funds (Account Registration)            the consequences of delays
                                (Account Number)                        resulting from the banking or
                                (Wire Control Number)                   Federal Reserve Wire system, or
                                                                        from incomplete wiring
                           Note: Your bank may charge you a fee for     instructions.
                           this service.

                           Allegiant and its transfer agent are not
                           responsible for the consequences of delays
                           resulting from the banking or Federal
                           Reserve Wire system, or from incomplete
                           wiring instructions.
--------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY     Contact your financial consultant.           Contact your financial
                           Please note, your financial                  consultant. Please note, your
                           consultant or institution may                financial consultant or
                           charge a fee for its services.               institution may charge a fee
                                                                        for its services.
--------------------------------------------------------------------------------------------------------

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Allegiant on time. Allegiant may authorize certain financial intermediaries to receive, on behalf of Allegiant, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a business day, and the order will be priced at the Fund's NAV next determined after such receipt, adjusted for any applicable sales charge. Your financial intermediary is responsible for transmitting received orders to Allegiant within the time period agreed upon.


GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order plus, in the case of Class A Shares, the applicable front-end sales charge. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, a Fund generally values its investment portfolio at market price. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value.


Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices will be determined in good faith by a Fund's Adviser and fund accountants using methods approved by the Board of Trustees. A Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. A Fund will also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been valued for an extended period of time) impacts the value of such securities. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investments by any Fund in any mutual fund (including investments in Underlying Allegiant Funds by the Aggressive Allocation Fund and Conservative Allocation
Fund) are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES

FRONT-END SALES CHARGES -- CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection:


INTERNATIONAL EQUITY, LARGE CAP CORE EQUITY, LARGE CAP GROWTH, LARGE CAP VALUE, MID CAP GROWTH, MID CAP VALUE, MULTI-FACTOR SMALL CAP CORE, MULTI-FACTOR SMALL CAP GROWTH, MULTI-FACTOR SMALL CAP VALUE, SMALL CAP CORE, SMALL CAP GROWTH AND SMALL CAP VALUE FUNDS


-------------------------------------------------------------------------------
                                                                   DEALERS'
                           SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR                    A % OF OFFERING       AMOUNT      AS A % OF OFFERING
INVESTMENT IS:             PRICE PER SHARE      INVESTED       PRICE PER SHARE
-------------------------------------------------------------------------------
Less than $25,000               5.50             5.82               5.00
-------------------------------------------------------------------------------
$25,000 but less
   than $50,000                 5.25             5.54               4.75
-------------------------------------------------------------------------------
$50,000 but less
   than $100,000                4.75             4.99               4.25
-------------------------------------------------------------------------------
$100,000 but less
   than $250,000                3.75             3.90               3.25
-------------------------------------------------------------------------------
$250,000 but less
   than $500,000                3.00             3.09               2.50
-------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000              2.00             2.04               1.50
-------------------------------------------------------------------------------
$1,000,000 or more              0.00             0.00               0.00
-------------------------------------------------------------------------------

AGGRESSIVE ALLOCATION, BALANCED ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

-------------------------------------------------------------------------------
                                                                   DEALERS'
                           SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR                    A % OF OFFERING       AMOUNT      AS A % OF OFFERING
INVESTMENT IS:             PRICE PER SHARE      INVESTED       PRICE PER SHARE
-------------------------------------------------------------------------------
Less than $50,000               4.75             4.99               4.25
-------------------------------------------------------------------------------
$50,000 but less
   than $100,000                4.00             4.17               3.50
-------------------------------------------------------------------------------
$100,000 but less
   than $250,000                3.75             3.90               3.25
-------------------------------------------------------------------------------
$250,000 but less
   than $500,000                2.50             2.56               2.00
-------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000              2.00             2.04               1.50
-------------------------------------------------------------------------------
$1,000,000 or more              0.00             0.00               0.00
-------------------------------------------------------------------------------

BOND, GOVERNMENT MORTGAGE, INTERMEDIATE BOND AND TOTAL RETURN ADVANTAGE FUNDS

-------------------------------------------------------------------------------
                                                                   DEALERS'
                           SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR                    A % OF OFFERING       AMOUNT      AS A % OF OFFERING
INVESTMENT IS:             PRICE PER SHARE      INVESTED       PRICE PER SHARE
-------------------------------------------------------------------------------
Less than $50,000               4.50             4.71               4.00
-------------------------------------------------------------------------------
$50,000 but less
   than $100,000                4.00             4.17               3.50
-------------------------------------------------------------------------------
$100,000 but less
   than $250,000                3.75             3.90               3.25
-------------------------------------------------------------------------------
$250,000 but less
   than $500,000                2.50             2.56               2.00
-------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000              2.00             2.04               1.50
-------------------------------------------------------------------------------
$1,000,000 or more              0.00             0.00               0.00
-------------------------------------------------------------------------------

INTERMEDIATE TAX EXEMPT BOND, MICHIGAN INTERMEDIATE MUNICIPAL BOND, OHIO INTERMEDIATE TAX EXEMPT BOND AND PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUNDS

-------------------------------------------------------------------------------
                                                                   DEALERS'
                           SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR                    A % OF OFFERING      AMOUNT       AS A % OF OFFERING
INVESTMENT IS:             PRICE PER SHARE     INVESTED        PRICE PER SHARE
-------------------------------------------------------------------------------
Less than $100,000              3.00             3.09               2.50
-------------------------------------------------------------------------------
$100,000 but less
   than $250,000                2.00             2.04               1.50
-------------------------------------------------------------------------------
$250,000 but less
   than $500,000                1.50             1.52               1.00
-------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000              1.00             1.01               0.50
-------------------------------------------------------------------------------
$1,000,000 or more              0.00             0.00               0.00
-------------------------------------------------------------------------------

S&P 500 INDEX FUND

-------------------------------------------------------------------------------
                                                                   DEALERS'
                           SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR                    A % OF OFFERING       AMOUNT      AS A % OF OFFERING
INVESTMENT IS:             PRICE PER SHARE      INVESTED       PRICE PER SHARE
-------------------------------------------------------------------------------
Less than $100,000              2.50             2.56               2.00
-------------------------------------------------------------------------------
$100,000 but less
   than $250,000                2.00             2.04               1.50
-------------------------------------------------------------------------------
$250,000 but less
   than $500,000                1.50             1.52               1.00
-------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000              1.00             1.01               0.50
-------------------------------------------------------------------------------
$1,000,000 or more              0.00             0.00               0.00
-------------------------------------------------------------------------------

LIMITED MATURITY BOND FUND

-------------------------------------------------------------------------------
                                                                   DEALERS'
                           SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR                    A % OF OFFERING       AMOUNT      AS A % OF OFFERING
INVESTMENT IS:             PRICE PER SHARE      INVESTED       PRICE PER SHARE
-------------------------------------------------------------------------------
Less than $100,000              2.00             2.04               1.50
-------------------------------------------------------------------------------
$100,000 but less
   than $250,000                1.50             1.52               1.25
-------------------------------------------------------------------------------
$250,000 but less
   than $500,000                1.00             1.01               0.75
-------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000              0.50             0.50               0.25
-------------------------------------------------------------------------------
$1,000,000 or more              0.00             0.00               0.00
-------------------------------------------------------------------------------

ULTRA SHORT BOND FUND
-------------------------------------------------------------------------------
                                                                   DEALERS'
                           SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR                    A % OF OFFERING      AMOUNT       AS A % OF OFFERING
INVESTMENT IS:             PRICE PER SHARE     INVESTED        PRICE PER SHARE
-------------------------------------------------------------------------------
Less than $100,000              1.00             1.01               0.50
-------------------------------------------------------------------------------
$100,000 but less
   than $1,000,000              0.50             0.50               0.25
-------------------------------------------------------------------------------
$1,000,000 or more              0.00             0.00               0.00
-------------------------------------------------------------------------------

There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more. However, if you redeem the shares within 18 months after the purchase date, a sales charge (1.00% for The Equity Funds -- except the S&P 500 Index Fund -- and Asset Allocation Funds, and 0.50% for Fixed Income Funds, Tax-Free Bond Funds and the S&P 500 Index Fund of the amount redeemed) will be assessed against your account.

You may qualify for a reduced sales charge if you are purchasing shares of the Funds. When calculating the appropriate sales charge rate, Allegiant will combine same day purchases of Class A Shares of the Funds (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21), in investment accounts held at different broker-dealers and retirement accounts. This combination also applies to Class A Shares that you purchase with a Letter of Intent, as described below. YOU MUST NOTIFY ALLEGIANT OF THE PURCHASES THAT QUALIFY FOR THIS DISCOUNT AT THE TIME OF PURCHASE. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the Fund or your financial intermediary of the existence of other accounts which you have with an intermediary in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be asked to provide information or records, including account statements, regarding shares of Allegiant Funds held in:

o     all of your accounts at Allegiant or a financial intermediary;

o     any of your accounts at another financial intermediary; and

o accounts of parties related to you, such as your spouse or minor children (under age 21), at any financial intermediary.

To value accounts in order to determine whether you have met sales load breakpoints, Allegiant combines the amount of your new investment with the current value of your existing eligible holdings. For more information on reduced sales charges, please visit Allegiant's website at www.allegiantfunds.com or consult your broker or financial intermediary. The website includes information on sales charges, free of charge and in a clear and prominent format (click on "Funds," click on "Sales Charges and Breakpoints," and then click on "Allegiant Funds Sales Charges," "click here" or "prospectus."

WAIVER OF FRONT-END SALES CHARGE -- CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

o by Trustees and officers of Allegiant and their immediate families (spouse, parents, siblings, children and grandchildren);

o by directors and retired directors of National City Corporation (NCC) or any of its affiliates and their immediate families, employees and retired employees of NCC or any of its affiliates and their immediate families and participants in employee benefit/retirement plans of NCC or any of its affiliates;

o by officers, directors, employees and retirees of Boston Financial Data Services, Inc. and members of their immediate families;

o by direct transfer or rollover from a qualified plan for which affiliates of NCC serve as trustee or agent (or certain institutions having relationships with affiliates of NCC);

o by investors purchasing through payroll deduction, investors in Allegiant Plus account through NCC's Retirement Plan Services or investors investing through "one stop" networks;

o by orders placed by qualified broker-dealers, investment advisers or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients;

o through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplace.(tm) Check with your broker-dealer to see if you qualify for this exemption;


o by direct rollover from an Allegiant Plus Retirement Plan or Allegiant SIMPLE IRA.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of any Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, Allegiant must receive your purchase order within 180 days of your redemption. IN ADDITION, YOU MUST NOTIFY ALLEGIANT WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES AND WOULD LIKE TO EXERCISE THIS OPTION.

REDUCED SALES CHARGES -- CLASS A SHARES

Rights of Accumulation. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. Allegiant will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for:

(i)   your account;

(ii)  your spouse's account;

(iii) a joint account with your spouse; or

(iv)  your minor children's trust or custodial accounts.

A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. Allegiant will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide Allegiant with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). Accounts to be aggregated include investment accounts held at different broker-dealers and retirement accounts. Allegiant may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Allegiant will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send Allegiant a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

The Letter authorizes Allegiant to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within one year from the date on which the total intended purchase was completed, Allegiant's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

CONTINGENT DEFERRED SALES CHARGES

You do not pay a sales charge when you purchase Class B Shares and Class C Shares. The offering price of Class B Shares and Class C Shares is simply the next calculated NAV. If you sell your Class B Shares within five years after your purchase or your Class A Shares purchased in the amount of over $1,000,000 without a sales charge or Class C Shares within 18 months after your purchase, you will pay a contingent deferred sales charge as described in the table that follows for Class B Shares or 1.00% for Class A Shares purchased in the amount of over $1,000,000 without a sales charge or Class C Shares on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of a Class of Shares of one Allegiant Fund for the same Class of Shares of another Allegiant Fund. After eight years, your Class B Shares are converted to Class A Shares. There is no conversion feature for Class C Shares.

--------------------------------------------------------------------------------
                                               CLASS B SHARES
                             CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF
YEARS SINCE PURCHASE                   DOLLAR AMOUNT SUBJECT TO CHARGE
--------------------------------------------------------------------------------
FIRST                                               5.0%
SECOND                                              5.0%
THIRD                                               4.0%
FOURTH                                              3.0%
FIFTH                                               2.0%
SIXTH                                               NONE
SEVENTH                                             NONE
EIGHTH                                              NONE

When an investor redeems Shares, they are redeemed first from those Shares that are not subject to the contingent deferred sales charge (i.e., Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class B Shares or Class C Shares for the following reasons:

o     redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

o     redemptions by a settlor of a living trust;

o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o     return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;

o exchanges of one Class of Shares of an Allegiant Fund for the same Class of Shares of another Allegiant Fund;

o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

o exchange of Class B Shares or Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from an Allegiant Fund to a non-Allegiant Fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy Class A Shares or Class C Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately and as long as you hold your shares. When you buy Class B Shares or Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.

INTERNET

WWW.ALLEGIANTFUNDS.COM

The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE

1-800-622-FUND (3863)


Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 96 "How to Purchase Fund Shares").


SYSTEMATIC WITHDRAWAL PLAN

If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class B Shares and Class C Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your bank account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY

Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services, in addition to the fees charged by Allegiant.

SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors-these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Allegiant in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).


The sale price of each share for redemption requests received in good order by Allegiant will be the next NAV determined less, in the case of Class B Shares and Class C Shares, any applicable deferred sales charge. Good order means that your request includes complete information. See "Contingent Deferred Sales Charges" on page 100 for information concerning the application of contingent deferred sales charges.


Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)   the NYSE is closed for other than customary weekend and holiday closings;

(c)   the SEC has by order permitted such suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares of a Fund for the same class of shares of another Allegiant Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Allegiant's transfer agent is 4:00 p.m. Eastern Time.

INTERNET

www.allegiantfunds.com

You may exchange your shares through the Internet. The minimum amount for an Internet exchange into a new Fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE

1-800-622-FUND (3863)

Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS A, B AND C SHARES

Because purchases of Class A Shares of Funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program.

You may exchange shares of an Allegiant Money Market Fund for any other Allegiant Fund of the same class automatically, at periodic intervals. If you would like to enter a program concerning Class B Shares or Class C Shares, you must exchange them within either six or twelve months from the date of purchase. The minimum exchange amount is $50.

You may arrange for participation in this program via the Internet at www.allegiantfunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

MAIL

Indicate which existing Fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

   Allegiant Funds
   P.O. Box 8421
   Boston, MA 02266-8421

For overnight delivery mail to:

   Boston Financial Data Services
   Attn: Allegiant Funds
   66 Brooks Drive
   Braintree, MA 02184

The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY

Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

CLASS A SHARES


You may exchange Class A Shares of any Allegiant Fund for Class A Shares of any other Allegiant Fund. If you exchange shares that you purchased without a sales charge into an Allegiant Fund with a sales charge, that exchange is subject to sales charge in the new Fund. If you exchange shares into an Allegiant Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.


CLASS B SHARES

You may exchange Class B Shares of any Allegiant Fund for Class B Shares of any other Allegiant Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least five years from your initial purchase.

CLASS C SHARES

You may exchange Class C Shares of any Allegiant Fund for Class C Shares of any other Allegiant Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Allegiant has certain safeguards and procedures to confirm the authenticity of instructions, Allegiant is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Allegiant over the telephone or via the Internet, you will generally bear the risk of any loss, provided Allegiant has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted separate distribution plans with respect to Class A Shares, Class B Shares and Class C Shares, pursuant to Rule 12b-1 under the 1940 Act that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. However, actual distribution fees for Class A Shares are expected to be no more than: (i) 0.005% with respect to the S&P 500 Index Fund; (ii) 0.08% with respect to each other Equity Fund;
(iii) 0.03% with respect to the Ultra Short Bond Fund; and (iv) 0.06% with respect to each other Fund.


Distribution fees for Class B Shares and Class C Shares, as a percentage of average daily net assets, are as follows: (i) 0.65% with respect to the Aggressive Allocation and Conservative Allocation Funds; and (ii) 0.75% with respect to each other Fund.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A Shares, Class B Shares or Class C Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A Shares, Class B Shares or Class C Shares for these shareholder services.

The Funds' Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:


   Allegiant International Equity Fund
   Allegiant Large Cap Growth Fund
   Allegiant Mid Cap Growth Fund
   Allegiant Mid Cap Value Fund
   Allegiant Multi-Factor Small Cap Core Fund
   Allegiant Multi-Factor Small Cap Growth Fund
   Allegiant Multi-Factor Small Cap Value Fund
   Allegiant Small Cap Core Fund
   Allegiant Small Cap Growth Fund
   Allegiant Small Cap Value Fund


The following Funds distribute income quarterly:

   Allegiant Large Cap Core Equity Fund
   Allegiant Large Cap Value Fund
   Allegiant S&P 500 Index Fund
   Allegiant Aggressive Allocation  Fund
   Allegiant Balanced Allocation Fund

The following Funds distribute income monthly:

   Allegiant Conservative Allocation Fund
   Allegiant Bond Fund
   Allegiant Government Mortgage Fund
   Allegiant Intermediate Bond Fund
   Allegiant Limited Maturity Bond Fund
   Allegiant Total Return Advantage Fund
   Allegiant Ultra Short Bond Fund
   Allegiant Intermediate Tax Exempt Bond Fund
   Allegiant Michigan Intermediate Municipal Bond Fund
   Allegiant Ohio Intermediate Tax Exempt Bond Fund
   Allegiant Pennsylvania Intermediate Municipal Bond Fund

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.

You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.allegiantfunds.com, or by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Allegiant receives your written notice.


TAX ASPECTS OF INVESTING IN THE FUNDS

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FUND DISTRIBUTIONS

Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund's distributions that are otherwise qualifying dividends may be reduced as a result of a Fund's securities lending activities.

Distributions from each Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of such dividends qualifying for this deduction may, however, be reduced as a result of a Fund's securities lending activities as described above.

You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

SALES OR EXCHANGES

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

IRAS AND OTHER TAX-QUALIFIED PLANS

One major exception to the foregoing tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

FOREIGN TAXES INCURRED BY THE ALLEGIANT INTERNATIONAL EQUITY FUND

It is expected that the Allegiant International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Allegiant International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

TAX EXEMPT FUNDS

The Allegiant Intermediate Tax Exempt Bond Fund, Allegiant Michigan Intermediate Municipal Bond Fund, Allegiant Ohio Intermediate Tax Exempt Bond Fund, and Allegiant Pennsylvania Intermediate Municipal Bond Fund (the "Tax-Free Bond Funds") anticipate that substantially all of their income distributions will be "exempt interest dividends," which are exempt from federal income taxes. However, some distributions may be taxable, such as distributions that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax-Free Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax-Free Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

BACKUP WITHHOLDING

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2005, the withholding rate is 28%.

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS

Distributions by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a ""foreign shareholder"") will generally be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate), unless one of the following exceptions applies. Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of the shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of capital gains (aside from capital gains on REIT shares) are not subject to withholding tax, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily may be subject to U.S. income tax if the individual is physically present in the U.S. for more than 182 days during the taxable year. Distributions attributable to interest earned by a Fund from U.S. sources are also generally not subject to withholding tax.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Allegiant Michigan Intermediate Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. The Allegiant Ohio Intermediate Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Allegiant Pennsylvania Intermediate Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

SUNSET OF TAX PROVISIONS

Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change for taxable years beginning after December 31, 2008.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                            FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class A Shares, Class B Shares and Class C Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


The financial highlights and financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, are present in the annual report dated May 31, 2005 and are incorporated by reference in the Statement of Additional Information.


In June 2000, the Parkstone Mid Capitalization Funds, Bond, U.S. Government Income, and Michigan Municipal Bond were reorganized into the Mid Cap Growth, Bond, Government Mortgage, and Michigan Intermediate Municipal Bond Funds, respectively. In connection with this reorganization, each of these Allegiant Funds adopted the financial highlights, financial statements and performance history of its corresponding acquired Parkstone Fund.


No financial highlights are presented for Class B Shares of the Ultra Short Bond and Pennsylvania Intermediate Municipal Bond Funds because Class B Shares of these Funds had not yet commenced operations as of May 31, 2005. No financial highlights are presented for Class C Shares of the Ultra Short Bond Fund because Class C Shares of this Fund had not yet commenced operations as of May 31, 2005. No financial highlights are presented for the Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth and Multi-Factor Small Cap Value Funds because each Fund had not commenced operations as of May 31, 2005.


You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

          NET ASSET                    REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET       FROM NET      NET ASSET
          BEGINNING     INVESTMENT      GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR    INCOME/(LOSS)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
--------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2005        $10.09      $  0.13(1)        $  0.95        $(0.14)       $(0.00)        $11.03      10.62%
2004          7.97         0.07(1)           2.17         (0.12)        (0.00)         10.09      28.19
2003          9.68         0.10(1)          (1.79)        (0.02)        (0.00)          7.97     (17.49)
2002         10.81         0.04(1)          (1.16)        (0.01)        (0.00)          9.68     (10.35)
2001         14.97        (0.01)(1)         (3.15)        (0.00)        (1.00)         10.81     (22.88)

CLASS B
2005        $ 9.81      $  0.04(1)        $  0.93        $(0.05)       $(0.00)        $10.73       9.85%
2004          7.77        (0.02)(1)          2.14         (0.08)        (0.00)          9.81      27.31
2003          9.46         0.01(1)          (1.70)        (0.00)        (0.00)          7.77     (17.87)
2002         10.62        (0.04)(1)         (1.12)        (0.00)        (0.00)          9.46     (10.92)
2001         14.83        (0.10)(1)         (3.11)        (0.00)        (1.00)         10.62     (23.47)

CLASS C
2005        $ 9.78      $  0.05(1)        $  0.93        $(0.08)       $(0.00)        $10.68      10.01%
2004          7.77        (0.00)(1)          2.12         (0.11)        (0.00)          9.78      27.27
2003          9.46         0.01(1)          (1.70)        (0.00)        (0.00)          7.77     (17.87)
2002         10.63        (0.03)(1)         (1.14)        (0.00)        (0.00)          9.46     (11.01)
2001         14.83        (0.10)(1)         (3.10)        (0.00)        (1.00)         10.63     (23.40)
--------------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2005        $10.81      $  0.05(1)        $  0.77        $(0.06)       $(0.16)        $11.41       7.53%
2004          9.49         0.06(1)           1.33         (0.07)        (0.00)         10.81      14.62
2003         10.77         0.08(1)          (1.29)        (0.07)        (0.00)          9.49     (11.22)
2002         12.16         0.02(1)          (1.13)        (0.02)        (0.26)         10.77      (9.19)
2001         14.80        (0.02)            (0.70)        (0.00)        (1.92)         12.16      (5.91)

CLASS B
2005        $10.49      $ (0.03)(1)       $  0.76        $(0.03)       $(0.16)        $11.03       6.90%
2004          9.22        (0.02)(1)          1.29         (0.00)        (0.00)         10.49      13.70
2003         10.48         0.01(1)          (1.26)        (0.01)        (0.00)          9.22     (11.79)
2002         11.91        (0.05)(1)         (1.12)        (0.00)        (0.26)         10.48      (9.87)
2001         14.62        (0.06)            (0.73)        (0.00)        (1.92)         11.91      (6.49)

CLASS C
2005        $10.49      $ (0.03)(1)       $  0.75        $(0.03)       $(0.16)        $11.02       6.82%
2004          9.23        (0.02)(1)          1.29         (0.01)        (0.00)         10.49      13.63
2003         10.48         0.01(1)          (1.25)        (0.01)        (0.00)          9.23     (11.68)
2002         11.92        (0.04)(1)         (1.14)        (0.00)        (0.26)         10.48      (9.94)
2001         14.63        (0.06)            (0.73)        (0.00)        (1.92)         11.92      (6.48)
--------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2005        $18.49      $  0.03(1)        $  0.50        $(0.00)       $(0.24)        $18.78       2.93%
2004         16.95        (0.03)(1)          1.61         (0.04)        (0.00)         18.49       9.34
2003         19.34         0.02(1)          (2.39)        (0.02)        (0.00)         16.95     (12.26)
2002         24.17        (0.04)(1)         (4.58)        (0.00)        (0.21)         19.34     (19.23)
2001         28.76        (0.07)(1)         (3.40)        (0.00)        (1.12)         24.17     (12.53)

CLASS B
2005        $17.78      $ (0.10)(1)       $  0.48        $(0.00)       $(0.24)        $17.92       2.20%
2004         16.38        (0.15)(1)          1.57         (0.02)        (0.00)         17.78       8.66
2003         18.81        (0.09)(1)         (2.34)        (0.00)        (0.00)         16.38     (12.92)
2002         23.67        (0.19)(1)         (4.46)        (0.00)        (0.21)         18.81     (19.77)
2001         28.37        (0.26)(1)         (3.32)        (0.00)        (1.12)         23.67     (13.10)

CLASS C
2005        $17.80      $ (0.10)(1)       $  0.48        $(0.00)       $(0.24)        $17.94       2.20%
2004         16.40        (0.15)(1)          1.57         (0.02)        (0.00)         17.80       8.70
2003         18.82        (0.09)(1)         (2.33)        (0.00)        (0.00)         16.40     (12.91)
2002         23.69        (0.19)(1)         (4.47)        (0.00)        (0.21)         18.82     (19.79)
2001         28.38        (0.26)(1)         (3.31)        (0.00)        (1.12)         23.69     (13.06)

                                                       RATIO         RATIO OF NET
                                    RATIO OF NET    OF EXPENSES   INVESTMENT INCOME/
                        RATIO OF     INVESTMENT      TO AVERAGE    (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE    TO AVERAGE     (BEFORE FEE      (BEFORE FEE       TURNOVER
          YEAR (000)   NET ASSETS    NET ASSETS       WAIVERS)         WAIVERS)          RATE
-------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------------------------
CLASS A
2005       $ 11,333       1.61%          1.02%          1.71%             0.92%           225%
2004         11,693       1.66           0.49           1.66              0.49            117
2003         32,345       1.63           0.81           1.63              0.81             90
2002         12,143       1.59           0.38           1.59              0.38             63
2001         15,390       1.70          (0.04)          1.75             (0.09)           161

CLASS B
2005       $  1,369       2.30%          0.33%          2.40%             0.23%           225%
2004          1,834       2.36          (0.21)          2.36             (0.21)           117
2003          1,944       2.34           0.10           2.34              0.10             90
2002          3,209       2.30          (0.33)          2.30             (0.33)            63
2001          5,317       2.41          (0.75)          2.46             (0.80)           161

CLASS C
2005       $  1,277       2.30%          0.33%          2.40%             0.23%           225%
2004          1,209       2.36          (0.21)          2.36             (0.21)           117
2003            413       2.34           0.10           2.34              0.10             90
2002            565       2.30          (0.33)          2.30             (0.33)            63
2001            364       2.41          (0.75)          2.46             (0.80)           161
-------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
-------------------------------------------------------------------------------------------------
CLASS A
2005       $  7,881       1.23%          0.41%          1.23%             0.41%            69%
2004          8,648       1.19           0.56           1.19              0.56            124
2003          4,703       1.21           0.83           1.21              0.83             68
2002          3,313       1.22           0.22           1.22              0.22            112
2001          3,987       1.24          (0.17)          1.29             (0.22)            34

CLASS B
2005       $  3,545       1.92%         (0.27)%         1.92%            (0.27)%           69%
2004          3,527       1.89          (0.14)          1.89             (0.14)           124
2003          1,699       1.92           0.12           1.92              0.12             68
2002          2,013       1.93          (0.49)          1.93             (0.49)           112
2001          2,052       1.94          (0.87)          1.94             (0.87)            34

CLASS C
2005       $    731       1.92%         (0.27)%         1.92%            (0.27)%           69%
2004            676       1.89          (0.14)          1.89             (0.14)           124
2003            516       1.92           0.12           1.92              0.12             68
2002            499       1.93          (0.49)          1.93             (0.49)           112
2001             50       1.94          (0.87)          1.94             (0.87)            34
-------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
-------------------------------------------------------------------------------------------------
CLASS A
2005       $129,193       1.23%          0.13%          1.23%             0.13%            78%
2004        142,015       1.18          (0.16)          1.18             (0.16)           144
2003        136,358       1.17           0.10           1.17              0.10             65
2002        103,258       1.17          (0.20)          1.17             (0.20)            52
2001        139,717       1.18          (0.28)          1.23             (0.33)            18

CLASS B
2005       $  9,265       1.92%         (0.56)%         1.92%            (0.56)%           78%
2004          9,673       1.88          (0.86)          1.88             (0.86)           144
2003          3,363       1.88          (0.61)          1.88             (0.61)            65
2002          2,972       1.88          (0.91)          1.88             (0.91)            52
2001          3,770       1.88          (0.98)          1.88             (0.98)            18

CLASS C
2005       $  1,239       1.92%         (0.56)%         1.92%            (0.56)%           78%
2004          1,146       1.88          (0.86)          1.88             (0.86)           144
2003            576       1.88          (0.61)          1.88             (0.61)            65
2002            654       1.88          (0.91)          1.88             (0.91)            52
2001            436       1.88          (0.98)          1.88             (0.98)            18

+     TOTAL RETURN EXCLUDES SALES CHARGE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

          NET ASSET                    REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET       FROM NET      NET ASSET
          BEGINNING     INVESTMENT      GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR    INCOME/(LOSS)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
--------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2005      $  16.39      $  0.21(1)        $  1.82      $  (0.21)       $(0.68)        $17.53      12.50%
2004         14.03         0.18(1)           2.37         (0.19)        (0.00)         16.39      18.24
2003         15.80         0.19(1)          (1.75)        (0.18)        (0.03)         14.03      (9.78)
2002         17.36         0.15(1)          (0.88)        (0.15)        (0.68)         15.80      (4.10)
2001         16.00         0.21              1.71         (0.24)        (0.32)         17.36      12.42

CLASS B
2005      $  16.30      $  0.09(1)        $  1.81      $  (0.09)       $(0.68)        $17.43      11.73%
2004         13.97         0.06(1)           2.38         (0.11)        (0.00)         16.30      17.47
2003         15.73         0.09(1)          (1.74)        (0.08)        (0.03)         13.97     (10.45)
2002         17.29         0.03(1)          (0.88)        (0.03)        (0.68)         15.73      (4.81)
2001         15.93         0.09              1.72         (0.13)        (0.32)         17.29      11.69

CLASS C
2005      $  16.24      $  0.09(1)        $  1.80      $  (0.09)       $(0.68)        $17.36      11.72%
2004         13.94         0.02(1)           2.40         (0.12)        (0.00)         16.24      17.36
2003         15.70         0.10(1)          (1.74)        (0.09)        (0.03)         13.94     (10.42)
2002         17.27         0.04(1)          (0.88)        (0.05)        (0.68)         15.70      (4.77)
2001         15.93         0.09              1.72         (0.15)        (0.32)         17.27      11.67
--------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2005      $   6.32      $ (0.05)(1)       $  0.36      $  (0.00)       $(0.00)        $ 6.63       4.91%
2004          5.48        (0.06)(1)          0.90         (0.00)        (0.00)          6.32      15.33
2003          6.26        (0.06)(1)         (0.72)        (0.00)        (0.00)          5.48     (12.46)
2002          7.80        (0.08)(1)         (1.46)        (0.00)        (0.00)          6.26     (19.74)
2001         15.53        (0.10)(1)         (3.09)        (0.00)        (4.54)          7.80     (24.23)

CLASS B
2005      $   5.19      $ (0.08)(1)       $  0.30      $  (0.00)       $(0.00)        $ 5.41       4.24%
2004          4.53        (0.08)(1)          0.74         (0.00)        (0.00)          5.19      14.57
2003          5.21        (0.08)(1)         (0.60)        (0.00)        (0.00)          4.53     (13.05)
2002          6.55        (0.11)(1)         (1.23)        (0.00)        (0.00)          5.21     (20.46)
2001         13.95        (0.16)(1)         (2.70)        (0.00)        (4.54)          6.55     (24.69)

CLASS C
2005      $   5.27      $ (0.08)(1)       $  0.29      $  (0.00)       $(0.00)        $ 5.48       3.99%
2004          4.59        (0.08)(1)          0.76         (0.00)        (0.00)          5.27      14.82
2003          5.29        (0.08)(1)         (0.62)        (0.00)        (0.00)          4.59     (13.23)
2002          6.64        (0.11)(1)         (1.24)        (0.00)        (0.00)          5.29     (20.33)
2001(2)      15.11        (0.12)(1)         (3.81)        (0.00)        (4.54)          6.64     (29.86)
--------------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2005      $  12.44      $  0.07(1)        $  2.10      $  (0.01)       $(2.25)        $12.35      17.86%
2004         10.05        (0.00)(1)          2.68         (0.06)        (0.23)         12.44      26.85
2003(3)      10.00         0.06(1)           0.01         (0.02)        (0.00)         10.05       0.71

CLASS B
2005      $  12.37      $ (0.02)(1)       $  2.08      $  (0.00)       $(2.25)        $12.18      16.98%
2004(3)      10.14        (0.08)(1)          2.56         (0.02)        (0.23)         12.37      24.64

CLASS C
2005      $  12.42      $ (0.02)(1)       $  2.08      $  (0.00)       $(2.25)        $12.23      16.91%
2004(3)      10.14        (0.08)(1)          2.60         (0.01)        (0.23)         12.42      24.96

                                                       RATIO         RATIO OF NET
                                    RATIO OF NET    OF EXPENSES   INVESTMENT INCOME/
                        RATIO OF     INVESTMENT     TO AVERAGE    (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE    TO AVERAGE     (BEFORE FEE      (BEFORE FEE       TURNOVER
          YEAR (000)   NET ASSETS    NET ASSETS       WAIVERS)         WAIVERS)          RATE
-------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
-------------------------------------------------------------------------------------------------
CLASS A
2005       $48,306       1.23%           1.22%         1.23%              1.22%            37%
2004        41,023       1.19            1.13          1.19               1.13             47
2003        34,207       1.18            1.37          1.18               1.37             34
2002        39,511       1.17            0.90          1.17               0.90             39
2001        43,511       1.22            1.29          1.27               1.24             67

CLASS B
2005       $ 9,783       1.92%           0.53%         1.92%              0.53%            37%
2004        10,499       1.89            0.43          1.89               0.43             47
2003         7,022       1.89            0.66          1.89               0.66             34
2002         9,521       1.88            0.19          1.88               0.19             39
2001        12,458       1.92            0.59          1.92               0.59             67

CLASS C
2005       $   776       1.92%           0.53%         1.92%              0.53%            37%
2004           697       1.89            0.43          1.89               0.43             47
2003           305       1.89            0.66          1.89               0.66             34
2002           341       1.88            0.19          1.88               0.19             39
2001           187       1.93            0.59          1.93               0.59             67
-------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
-------------------------------------------------------------------------------------------------
CLASS A
2005       $17,836       1.32%          (0.87)%        1.65%             (1.20)%          219%
2004        19,092       1.38           (0.94)         1.51              (1.07)           228
2003        16,476       1.55           (1.17)         1.55              (1.17)            66
2002        19,943       1.52           (1.17)         1.52              (1.17)            68
2001        28,107       1.50           (0.88)         1.55              (0.93)           191

CLASS B
2005       $ 2,011       2.01%          (1.56)%        2.32%             (1.89)%          219%
2004         3,429       2.08           (1.64)         2.21              (1.77)           228
2003         4,157       2.26           (1.88)         2.26              (1.88)            66
2002         6,899       2.23           (1.88)         2.23              (1.88)            68
2001        11,339       2.21           (1.59)         2.21              (1.59)           191

CLASS C
2005       $   307       2.01%          (1.56)%        2.32%             (1.89)%          219%
2004           366       2.08           (1.64)         2.21              (1.77)           228
2003           220       2.26           (1.88)         2.26              (1.88)            66
2002           240       2.23           (1.88)         2.23              (1.88)            68
2001(2)        142       2.21           (1.59)         2.21              (1.59)           191
-------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
-------------------------------------------------------------------------------------------------
CLASS A
2005       $ 6,042       1.27%           0.50%         1.52%              0.25%            75%
2004         5,313       1.32            0.11          1.45              (0.02)            87
2003(3)      1,299       1.18            0.64          1.49               0.33             76

CLASS B
2005       $ 4,058       1.96%          (0.19)%        2.21%             (0.44)%           75%
2004(3)      3,472       2.05           (0.62)         2.18              (0.75)            87

CLASS C
2005       $   951       1.96%          (0.19)%        2.21%             (0.44)%           75%
2004(3)        858       2.05           (0.62)         2.18              (0.75)            87

+     TOTAL RETURN EXCLUDES SALES CHARGE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) MID CAP GROWTH FUND CLASS C COMMENCED OPERATIONS ON JUNE 15, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

(3) MID CAP VALUE FUND CLASS A COMMENCED OPERATIONS ON JULY 1, 2002; CLASS B AND CLASS C COMMENCED OPERATIONS ON JUNE 2, 2003. ALL RATIOS FOR THE PERIODS HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

          NET ASSET                    REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET       FROM NET      NET ASSET
          BEGINNING     INVESTMENT      GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR    INCOME/(LOSS)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
--------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2005       $ 9.64       $ 0.14(1)        $  0.60         $(0.15)       $(0.00)        $10.23      7.72%
2004         8.29         0.10(1)           1.34          (0.09)        (0.00)          9.64     17.47
2003         9.18         0.09(1)          (0.89)         (0.09)        (0.00)          8.29     (8.57)
2002        10.82         0.08(1)          (1.64)         (0.08)        (0.00)          9.18    (14.44)
2001        12.22         0.08             (1.40)         (0.08)        (0.00)         10.82    (10.82)

CLASS B
2005       $ 9.57       $ 0.07(1)        $  0.60         $(0.08)       $(0.00)        $10.16      7.00%
2004         8.24         0.03(1)           1.33          (0.03)        (0.00)          9.57     16.57
2003         9.14         0.04(1)          (0.90)         (0.04)        (0.00)          8.24     (9.40)
2002        10.79         0.01(1)          (1.64)         (0.02)        (0.00)          9.14    (15.16)
2001        12.20         0.01             (1.41)         (0.01)        (0.00)         10.79    (11.47)

CLASS C
2005       $ 9.59       $ 0.07(1)        $  0.59         $(0.08)       $(0.00)        $10.17      6.87%
2004         8.25         0.03(1)           1.35          (0.04)        (0.00)          9.59     16.70
2003         9.15         0.03(1)          (0.89)         (0.04)        (0.00)          8.25     (9.41)
2002        10.79         0.01(1)          (1.64)         (0.01)        (0.00)          9.15    (15.08)
2001        12.20         0.00             (1.40)         (0.01)        (0.00)         10.79    (11.51)
--------------------------------------------------------------------------------------------------------
SMALL CAP CORE FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2005       $ 9.50       $(0.09)(1)       $  1.58         $(0.00)       $(0.00)        $10.99     15.68%
2004(2)     10.00        (0.01)(1)         (0.49)         (0.00)        (0.00)          9.50     (5.00)

CLASS B
2005       $ 9.49       $(0.16)(1)       $  1.58         $(0.00)       $(0.00)        $10.91     14.96%
2004(2)     10.00        (0.02)(1)         (0.49)         (0.00)        (0.00)          9.49     (5.10)

CLASS C
2005       $ 9.50       $(0.16)(1)       $  1.58         $(0.00)       $(0.00)        $10.92     14.95%
2004(2)     10.00        (0.02)(1)         (0.48)         (0.00)        (0.00)          9.50     (5.00)
--------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2005       $ 8.94       $(0.07)(1)       $ (0.40)        $(0.00)       $(0.00)        $ 8.47     (5.26)%
2004         7.59        (0.11)(1)          1.46          (0.00)        (0.00)          8.94     17.79
2003         9.07        (0.08)(1)         (1.40)         (0.00)        (0.00)          7.59    (16.32)
2002        11.44        (0.12)(1)         (2.25)         (0.00)        (0.00)          9.07    (20.72)
2001        14.81        (0.09)(1)         (1.92)         (0.00)        (1.36)         11.44    (14.97)

CLASS B
2005       $ 8.54       $(0.13)(1)       $ (0.37)        $(0.00)       $(0.00)        $ 8.04     (5.86)%
2004         7.30        (0.17)(1)          1.41          (0.00)        (0.00)          8.54     16.99
2003         8.79        (0.12)(1)         (1.37)         (0.00)        (0.00)          7.30    (16.95)
2002        11.16        (0.18)(1)         (2.19)         (0.00)        (0.00)          8.79    (21.24)
2001        14.58        (0.18)(1)         (1.88)         (0.00)        (1.36)         11.16    (15.59)

CLASS C
2005       $ 8.56       $(0.13)(1)       $ (0.37)        $(0.00)       $(0.00)        $ 8.06     (5.84)%
2004         7.32        (0.17)(1)          1.41          (0.00)        (0.00)          8.56     16.94
2003         8.81        (0.12)(1)         (1.37)         (0.00)        (0.00)          7.32    (16.91)
2002        11.19        (0.18)(1)         (2.20)         (0.00)        (0.00)          8.81    (21.27)
2001        14.57        (0.18)(1)         (1.84)         (0.00)        (1.36)         11.19    (15.32)

                                                       RATIO         RATIO OF NET
                                    RATIO OF NET    OF EXPENSES   INVESTMENT INCOME/
                        RATIO OF     INVESTMENT     TO AVERAGE    (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE    TO AVERAGE     (BEFORE FEE      (BEFORE FEE       TURNOVER
          YEAR (000)   NET ASSETS    NET ASSETS       WAIVERS)         WAIVERS)          RATE
--------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2005       $22,176        0.61%          1.48%         0.76%              1.33%           30%
2004        16,111        0.59           1.07          0.74               0.92             1
2003        12,571        0.60           1.18          0.75               1.03             7
2002         7,889        0.58           0.84          0.73               0.69             4
2001         7,777        0.61           0.69          0.86               0.44            15

CLASS B
2005       $ 4,182        1.36%          0.73%         1.51%              0.58%           30%
2004         3,120        1.34           0.32          1.49               0.17             1
2003         1,914        1.35           0.43          1.50               0.28             7
2002         1,470        1.33           0.09          1.48              (0.06)            4
2001         1,080        1.36          (0.06)         1.51              (0.21)           15

CLASS C
2005       $ 2,195        1.36%          0.73%         1.51%              0.58%           30%
2004         1,698        1.34           0.32          1.49               0.17             1
2003           881        1.35           0.43          1.50               0.28             7
2002           885        1.33           0.09          1.48              (0.06)            4
2001           649        1.36          (0.06)         1.51              (0.21)           15
------------------------------------------------------------------------------------------------
SMALL CAP CORE FUND
------------------------------------------------------------------------------------------------
CLASS A
2005       $ 2,533        1.48%         (0.86)%        1.48%             (0.86)%          54%
2004(2)        241        1.56          (0.92)         1.56              (0.92)            4

CLASS B
2005       $   257        2.17%         (1.55)%        2.17%             (1.55)%          54%
2004(2)         24        2.26          (1.62)         2.26              (1.62)            4

CLASS C
2005       $   700        2.17%         (1.55)%        2.17%             (1.55)%          54%
2004(2)        300        2.26          (1.62)         2.26              (1.62)            4
------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------
CLASS A
2005       $18,412        1.57%         (1.07)%        1.68%             (1.18)%         280%
2004        22,493        1.48          (1.27)         1.48              (1.27)          340
2003        18,814        1.54          (1.17)         1.54              (1.17)          119
2002        21,941        1.49          (1.13)         1.49              (1.13)          122
2001        31,327        1.52          (0.69)         1.57              (0.74)          174

CLASS B
2005       $ 2,630        2.26%         (1.76)%        2.37%             (1.87)%         280%
2004         5,186        2.18          (1.97)         2.18              (1.97)          340
2003         5,141        2.25          (1.88)         2.25              (1.88)          119
2002         8,055        2.20          (1.84)         2.20              (1.84)          122
2001        13,010        2.22          (1.39)         2.27              (1.44)          174

CLASS C
2005       $  653         2.26%         (1.76)%        2.37%             (1.87)%         280%
2004          719         2.18          (1.97)         2.18              (1.97)          340
2003          390         2.25          (1.88)         2.25              (1.88)          119
2002          476         2.20          (1.84)         2.20              (1.84)          122
2001          374         2.22          (1.39)         2.27              (1.44)          174

+     TOTAL RETURN EXCLUDES SALES CHARGE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) SMALL CAP CORE FUND COMMENCED OPERATIONS ON APRIL 2, 2004. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

          NET ASSET                    REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET       FROM NET      NET ASSET
          BEGINNING     INVESTMENT      GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR    INCOME/(LOSS)   ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
--------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2005       $ 21.42     $(0.07)(1)        $ 2.74        $(0.00)        $ (4.25)       $ 19.84     11.34%
2004         17.04      (0.04)(1)          4.96         (0.02)          (0.52)         21.42     28.96
2003         20.03       0.03(1)          (2.11)        (0.07)(2)       (0.84)         17.04     (9.88)
2002         18.57       0.04(1)           3.29         (0.11)          (1.76)         20.03     19.31
2001         14.77       0.19              4.23         (0.21)          (0.41)         18.57     30.55

CLASS B
2005       $ 20.82     $(0.21)(1)        $ 2.66        $(0.00)        $ (4.25)       $ 19.02     10.56%
2004         16.67      (0.18)(1)          4.85         (0.00)          (0.52)         20.82     28.10
2003         19.68      (0.08)(1)         (2.09)        (0.00)          (0.84)         16.67    (10.56)
2002         18.34      (0.09)(1)          3.24         (0.05)          (1.76)         19.68     18.48
2001         14.62       0.09              4.16         (0.12)          (0.41)         18.34     29.62

CLASS C
2005       $ 20.79     $(0.21)(1)        $ 2.66        $(0.00)        $ (4.25)       $ 18.99     10.58%
2004         16.65      (0.18)(1)          4.84         (0.00)          (0.52)         20.79     28.15
2003         19.65      (0.08)(1)         (2.08)        (0.00)          (0.84)         16.65    (10.52)
2002         18.34      (0.12)(1)          3.27         (0.08)          (1.76)         19.65     18.46
2001         14.62       0.11              4.14         (0.12)          (0.41)         18.34     29.62
--------------------------------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2005       $  9.21     $ 0.06(1)         $ 0.57        $(0.05)        $ (0.00)       $  9.79      6.85%
2004          8.21       0.03(1)           1.00         (0.03)          (0.00)          9.21     12.54
2003          9.07       0.00(1)          (0.80)        (0.06)(3)       (0.00)          8.21     (8.73)
2002          9.95       0.08(1)          (0.83)        (0.13)(4)       (0.00)          9.07     (7.54)
2001(5)      10.00       0.02             (0.06)        (0.01)          (0.00)          9.95     (0.38)

CLASS B
2005       $  9.08     $(0.00)(1)        $ 0.56        $(0.03)        $ (0.00)       $  9.61      6.12%
2004          8.13      (0.02)(1)          0.99         (0.02)          (0.00)          9.08     11.93
2003          9.03      (0.05)(1)         (0.80)        (0.05)(3)       (0.00)          8.13     (9.32)
2002          9.95       0.03(1)          (0.83)        (0.12)(4)       (0.00)          9.03     (8.12)
2001(5)       9.98       0.00             (0.03)        (0.00)          (0.00)          9.95     (0.30)

CLASS C
2005       $  9.10     $(0.00)(1)        $ 0.57        $(0.03)        $ (0.00)       $  9.64      6.22%
2004          8.14      (0.00)(1)          0.98         (0.02)          (0.00)          9.10     12.01
2003          9.04      (0.05)(1)         (0.80)        (0.05)(3)       (0.00)          8.14     (9.34)
2002(5)       9.89       0.03(1)          (0.77)        (0.11)(4)       (0.00)          9.04     (8.37)

                                                       RATIO         RATIO OF NET
                                    RATIO OF NET    OF EXPENSES   INVESTMENT INCOME/
                        RATIO OF     INVESTMENT     TO AVERAGE    (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME/(LOSS)    NET ASSETS      NET ASSETS        PORTFOLIO
            END OF     TO AVERAGE    TO AVERAGE     (BEFORE FEE     (BEFORE FEE        TURNOVER
          YEAR (000)  NET ASSETS++  NET ASSETS++     WAIVERS)++      WAIVERS)++          RATE
------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
------------------------------------------------------------------------------------------------
CLASS A
2005       $233,391       1.47%         (0.33)%        1.47%            (0.33)%          103%
2004        202,755       1.43          (0.19)         1.43             (0.19)           116
2003        147,501       1.45           0.23          1.45              0.23            127
2002         43,052       1.41           0.29          1.41              0.29            106
2001         12,315       1.45           1.10          1.50              1.05            128

CLASS B
2005       $ 17,972       2.16%         (1.02)%        2.16%            (1.02)%          103%
2004         15,844       2.13          (0.90)         2.13             (0.90)           116
2003         10,944       2.16          (0.48)         2.16             (0.48)           127
2002          7,465       2.12          (0.42)         2.12             (0.42)           106
2001          1,483       2.15           0.40          2.15              0.35            128

CLASS C
2005       $ 26,923       2.16%         (1.02)%        2.16%            (1.02)%          103%
2004         20,622       2.13          (0.90)         2.13             (0.90)           116
2003         11,799       2.16          (0.48)         2.16             (0.48)           127
2002          5,100       2.12          (0.42)         2.12             (0.42)           106
2001            361       2.15           0.40          2.15              0.35            128
------------------------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND
------------------------------------------------------------------------------------------------
CLASS A
2005       $  3,965       0.55%          0.62%         0.80%             0.37%           18%
2004          3,519       0.55           0.36          0.80              0.11            42
2003          2,744       1.13          (0.02)         1.38             (0.27)           78
2002          2,744       1.37           0.90          1.62              0.65            40
2001(5)       2,500       0.63           0.85          1.01              0.47             5

CLASS B
2005       $  1,625       1.15%          0.02%         1.40%            (0.23)%          18%
2004          1,431       1.15          (0.24)         1.40             (0.49)           42
2003            610       1.74          (0.63)         1.99             (0.88)           78
2002            137       1.98           0.29          2.23              0.04            40
2001(5)           7       1.23           0.25          1.56             (0.08)            5

CLASS C
2005       $  1,096       1.15%          0.02%         1.40%            (0.23)%          18%
2004          1,021       1.15          (0.24)         1.40             (0.49)           42
2003            241       1.74          (0.63)         1.99             (0.88)           78
2002(5)         223       1.98           0.29          2.23              0.04            40

 +    TOTAL RETURN EXCLUDES SALES CHARGE.

++ DOES NOT INCLUDE INCOME OR EXPENSES OF THE INVESTMENT COMPANIES IN WHICH AGGRESSIVE ALLOCATION FUND INVESTS.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) INCLUDES A TAX RETURN OF CAPITAL OF $(0.01) FOR CLASS A FOR SMALL CAP VALUE FUND.

(3) INCLUDES A TAX RETURN OF CAPITAL OF $(0.06), $(0.05) AND $(0.05) FOR CLASS A, CLASS B AND CLASS C, RESPECTIVELY, FOR THE AGGRESSIVE ALLOCATION FUND.

(4) INCLUDES A TAX RETURN OF CAPITAL OF $(0.04), $(0.04) AND $(0.04) FOR CLASS A, CLASS B AND CLASS C, RESPECTIVELY, FOR THE AGGRESSIVE ALLOCATION FUND.

(5) AGGRESSIVE ALLOCATION FUND CLASS A, CLASS B AND CLASS C COMMENCED OPERATIONS ON MARCH 6, 2001, MAY 8, 2001 AND JUNE 28, 2001, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

          NET ASSET                    REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET       FROM NET      NET ASSET
          BEGINNING     INVESTMENT      GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR        INCOME      ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
--------------------------------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2005       $ 9.36      $ 0.12(1)         $ 0.60         $(0.12)        $(0.00)      $  9.96        7.74%
2004         8.45        0.08(1)           0.90          (0.07)         (0.00)         9.36       11.67
2003         9.02        0.11(1)          (0.55)         (0.13)         (0.00)         8.45       (4.80)
2002(2)      9.72        0.17(1)          (0.69)         (0.18)         (0.00)         9.02       (5.41)
2001        11.68        0.29             (0.46)         (0.24)         (1.55)         9.72       (1.92)

CLASS B
2005       $ 9.36      $ 0.05(1)         $ 0.60         $(0.05)        $(0.00)      $  9.96        6.99%
2004         8.46        0.02(1)           0.89          (0.01)         (0.00)         9.36       10.80
2003         9.03        0.05(1)          (0.55)         (0.07)         (0.00)         8.46       (5.48)
2002(2)      9.73        0.11(1)          (0.70)         (0.11)         (0.00)         9.03       (6.06)
2001        11.70        0.21             (0.46)         (0.17)         (1.55)         9.73       (2.67)

CLASS C
2005       $ 9.33      $ 0.04(1)         $ 0.60         $(0.06)        $(0.00)      $  9.91        6.85%
2004         8.43        0.03(1)           0.88          (0.01)         (0.00)         9.33       10.83
2003         9.00        0.05(1)          (0.55)         (0.07)         (0.00)         8.43       (5.49)
2002(2)      9.72        0.11(1)          (0.71)         (0.12)         (0.00)         9.00       (6.16)
2001        11.70        0.21             (0.46)         (0.18)         (1.55)         9.72       (2.70)
--------------------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2005       $10.00      $ 0.17(1)         $ 0.37         $(0.17)        $(0.00)      $ 10.37        5.40%
2004         9.57        0.15(1)           0.41          (0.13)         (0.00)        10.00        5.92
2003         9.66        0.14(1)          (0.06)         (0.17)(3)      (0.00)         9.57        0.90
2002        10.04        0.24(1)          (0.36)         (0.26)         (0.00)         9.66       (1.21)
2001(4)     10.00        0.07              0.02          (0.05)         (0.00)        10.04        0.90

CLASS B
2005       $ 9.97      $ 0.11(1)         $ 0.36         $(0.12)        $(0.00)      $ 10.32        4.70%
2004         9.55        0.09(1)           0.42          (0.09)         (0.00)         9.97        5.36
2003         9.65        0.06(1)          (0.04)         (0.12)(3)      (0.00)         9.55        0.27
2002(4)      9.97        0.08(1)          (0.22)         (0.18)         (0.00)         9.65       (1.46)

CLASS C
2005       $ 9.98      $ 0.11(1)         $ 0.36         $(0.12)        $(0.00)      $ 10.33        4.68%
2004         9.56        0.09(1)           0.42          (0.09)         (0.00)         9.98        5.32
2003         9.65        0.09(1)          (0.06)         (0.12)(3)      (0.00)         9.56        0.34
2002        10.04        0.10(1)          (0.28)         (0.21)         (0.00)         9.65       (1.79)
2001(4)     10.14        0.00             (0.10)         (0.00)         (0.00)        10.04       (0.99)

                                                       RATIO         RATIO OF NET
                                    RATIO OF NET    OF EXPENSES   INVESTMENT INCOME
                        RATIO OF     INVESTMENT     TO AVERAGE       TO AVERAGE
          NET ASSETS    EXPENSES       INCOME       NET ASSETS       NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE    TO AVERAGE     (BEFORE FEE      (BEFORE FEE       TURNOVER
          YEAR (000)  NET ASSETS++  NET ASSETS++     WAIVERS)++       WAIVERS)++        RATE+++
------------------------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
------------------------------------------------------------------------------------------------
CLASS A
2005       $17,859        1.31%         1.24%          1.31%             1.24%            201%
2004        16,900        1.23          0.90           1.23              0.90             230
2003        16,515        1.34          1.38           1.34              1.38             171
2002(2)     16,664        1.25          1.88           1.25              1.88             106
2001        13,592        1.28          2.06           1.33              2.01             161

CLASS B
2005       $ 6,458        2.01%         0.54%          2.01%             0.54%            201%
2004         6,985        1.93          0.20           1.93              0.20             230
2003         5,879        2.05          0.67           2.05              0.67             171
2002(2)      5,721        1.96          1.17           1.96              1.17             106
2001         5,551        1.98          1.69           1.98              1.69             161

CLASS C
2005       $ 1,685        2.01%         0.54%          2.01%             0.54%            201%
2004         1,754        1.93          0.20           1.93              0.20             230
2003           680        2.05          0.67           2.05              0.67             171
2002(2)        747        1.96          1.17           1.96              1.17             106
2001            22        1.98          1.69           1.98              1.69             161
------------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND
------------------------------------------------------------------------------------------------
CLASS A
2005       $ 3,755        0.52%         1.67%          0.77%             1.42%            18%
2004         3,457        0.53          1.46           0.78              1.21             27
2003         3,048        0.95          1.58           1.20              1.33             38
2002         2,689        1.27          2.43           1.52              2.18             27
2001(4)      2,522        0.62          2.95           1.00              2.57              5

CLASS B
2005       $ 1,056        1.12%         1.07%          1.37%             0.82%            18%
2004         1,171        1.13          0.86           1.38              0.61             27
2003           613        1.56          0.97           1.81              0.72             38
2002(4)        163        1.88          1.82           2.13              1.57             27

CLASS C
2005       $ 1,041        1.12%         1.07%          1.37%             0.82%            18%
2004         1,395        1.13          0.86           1.38              0.61             27
2003           753        1.56          0.97           1.81              0.72             38
2002           702        1.88          1.82           2.13              1.57             27
2001(4)         55        1.22          2.35           1.60              1.97              5

  +   TOTAL RETURN EXCLUDES SALES CHARGE.

 ++ DOES NOT INCLUDE INCOME OR EXPENSES OF THE INVESTMENT COMPANIES IN WHICH CONSERVATIVE ALLOCATION FUND INVESTS.

+++ DUE TO ITS INVESTMENT STRATEGY, BALANCED ALLOCATION FUND MAY BUY AND SELL SECURITIES FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS TAX LIABILITIES, AND MAY LOWER PERFORMANCE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) AS REQUIRED, EFFECTIVE JUNE 1, 2001, BALANCED ALLOCATION FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA AND AN INCREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.02%. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(3) INCLUDES A TAX RETURN OF CAPITAL OF $(0.03), $(0.02) AND $(0.02) FOR CLASS A, CLASS B AND CLASS C, RESPECTIVELY, FOR THE CONSERVATIVE ALLOCATION FUND.

(4) CONSERVATIVE ALLOCATION FUND CLASS A, CLASS B AND CLASS C COMMENCED OPERATIONS ON MARCH 6, 2001, JULY 13, 2001 AND MAY 23, 2001, RESPECTIVELY. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

          NET ASSET                    REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET       FROM NET      NET ASSET
          BEGINNING     INVESTMENT      GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR        INCOME      ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
--------------------------------------------------------------------------------------------------------
BOND FUND+++
--------------------------------------------------------------------------------------------------------
CLASS A
2005       $10.00       $ 0.38(1)        $ 0.26         $ (0.39)       $(0.00)        $10.25       6.52%
2004        10.47         0.37(1)         (0.47)          (0.37)        (0.00)         10.00      (0.96)
2003         9.88         0.46(1)          0.56           (0.43)        (0.00)         10.47      10.57
2002(2)      9.73         0.54(1)          0.14           (0.53)        (0.00)          9.88       7.13
2001         9.40         0.59             0.34           (0.60)        (0.00)          9.73      10.26

CLASS B
2005       $ 9.99       $ 0.31(1)        $ 0.25         $ (0.32)       $(0.00)        $10.23       5.68%
2004        10.45         0.30(1)         (0.46)          (0.30)        (0.00)          9.99      (1.56)
2003         9.87         0.38(1)          0.56           (0.36)        (0.00)         10.45       9.70
2002(2)      9.72         0.47(1)          0.14           (0.46)        (0.00)          9.87       6.39
2001         9.38         0.54             0.33           (0.53)        (0.00)          9.72       9.46

CLASS C
2005       $ 9.98       $ 0.31(1)        $ 0.25         $ (0.32)       $(0.00)        $10.22       5.68%
2004        10.44         0.30(1)         (0.46)          (0.30)        (0.00)          9.98      (1.56)
2003         9.86         0.38(1)          0.56           (0.36)        (0.00)         10.44       9.70
2002(2)      9.71         0.45(1)          0.16           (0.46)        (0.00)          9.86       6.39
2001(3)      9.48         0.52             0.23           (0.52)        (0.00)          9.71       8.06
--------------------------------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2005       $ 9.23       $ 0.39(1)        $ 0.14         $ (0.43)       $(0.00)        $ 9.33       5.81%
2004         9.57         0.35(1)         (0.31)          (0.38)        (0.00)          9.23       0.38
2003         9.45         0.37(1)          0.18           (0.43)        (0.00)          9.57       5.89
2002(4)      9.22         0.47(1)          0.22           (0.46)        (0.00)          9.45       7.67
2001         8.77         0.55             0.45           (0.55)        (0.00)          9.22      11.66

CLASS B
2005       $ 9.20       $ 0.33(1)        $ 0.14         $ (0.36)       $(0.00)        $ 9.31       5.19%
2004         9.55         0.28(1)         (0.32)          (0.31)        (0.00)          9.20      (0.32)
2003         9.42         0.30(1)          0.19           (0.36)        (0.00)          9.55       5.14
2002(4)      9.19         0.41(1)          0.22           (0.40)        (0.00)          9.42       6.93
2001         8.74         0.49             0.44           (0.48)        (0.00)          9.19      10.90

CLASS C
2005       $ 9.22       $ 0.32(1)        $ 0.14         $ (0.36)       $(0.00)        $ 9.32       5.07%
2004         9.56         0.28(1)         (0.31)          (0.31)        (0.00)          9.22      (0.21)
2003         9.43         0.30(1)          0.19           (0.36)        (0.00)          9.56       5.15
2002(4)      9.20         0.41(1)          0.22           (0.40)        (0.00)          9.43       6.93
2001(5)      8.83         0.45             0.37           (0.45)        (0.00)          9.20       9.51


                                                       RATIO         RATIO OF NET
                                    RATIO OF NET    OF EXPENSES   INVESTMENT INCOME
                        RATIO OF     INVESTMENT     TO AVERAGE       TO AVERAGE
          NET ASSETS    EXPENSES       INCOME       NET ASSETS       NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE    TO AVERAGE     (BEFORE FEE      (BEFORE FEE       TURNOVER
          YEAR (000)   NET ASSETS    NET ASSETS       WAIVERS)         WAIVERS)         RATE++
------------------------------------------------------------------------------------------------
BOND FUND +++
------------------------------------------------------------------------------------------------
CLASS A


2005       $10,908        1.01%         3.74%          1.01%            3.74%             515%
2004        11,193        0.99          3.61           0.99             3.61              338
2003        14,985        0.96          4.48           0.96             4.48              213
2002(2)      9,530        0.96          5.45           0.96             5.45               98
2001         8,944        0.97          6.14           1.02             6.09               73

CLASS B
2005       $   934        1.71%         3.04%          1.71%            3.04%             515%
2004         1,491        1.69          2.91           1.69             2.91              338
2003         2,095        1.67          3.77           1.67             3.77              213
2002(2)      2,133        1.67          4.74           1.67             4.74               98
2001         2,317        1.67          5.44           1.67             5.44               73

CLASS C
2005       $   279        1.71%         3.04%          1.71%            3.04%             515%
2004           327        1.69          2.91           1.69             2.91              338
2003           403        1.67          3.77           1.67             3.77              213
2002(2)        150        1.67          4.74           1.67             4.74               98
2001(3)         62        1.67          5.44           1.67             5.44               73
------------------------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND
------------------------------------------------------------------------------------------------
CLASS A
2005       $21,300        0.92%         4.19%          1.07%            4.04%             753%
2004        17,184        0.94          3.84           1.03             3.75              380
2003        18,067        1.02          3.84           1.02             3.84              364
2002(4)     13,387        1.01          5.04           1.01             5.04              219
2001        13,863        1.03          6.03           1.08             5.98               78

CLASS B
2005       $ 5,006        1.62%         3.49%          1.77%            3.34%             753%
2004         6,729        1.64          3.14           1.73             3.05              380
2003         7,330        1.73          3.13           1.73             3.13              364
2002(4)      6,801        1.72          4.33           1.72             4.33              219
2001         7,160        1.74          5.32           1.74             5.32               78

CLASS C
2005       $ 2,095        1.62%         3.49%          1.77%            3.34%             753%
2004         2,344        1.64          3.14           1.73             3.05              380
2003         1,246        1.73          3.13           1.73             3.13              364
2002(4)        752        1.72          4.33           1.72             4.33              219
2001(5)        113        1.74          5.32           1.74             5.32               78

+     TOTAL RETURN EXCLUDES SALES CHARGE.

++ DUE TO THEIR INVESTMENT STRATEGY, BOND AND GOVERNMENT MORTGAGE FUNDS MAY BUY AND SELL SECURITIES FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS TAX LIABILITIES, AND MAY LOWER FUND PERFORMANCE.

+++ EFFECTIVE JUNE 9, 2000, THE PARKSTONE BOND FUND WAS MERGED INTO THE ALLEGIANT BOND FUND. THE NET ASSET VALUES AT THE BEGINNING OF EACH PERIOD AND THE CHANGES IN NET ASSET VALUES, INCLUDING THE NET ASSET VALUES AT THE END OF EACH PERIOD LISTED HAVE BEEN RESTATED TO REFLECT THE CONVERSION RATE OF 0.9725738 FOR CLASS A AND 0.9756871 FOR CLASS B ON THE DATE OF THE REORGANIZATION.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) AS REQUIRED, EFFECTIVE JUNE 1, 2001, BOND FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THIS RESULTED IN A $0.01 INCREASE IN NET INVESTMENT INCOME PER SHARE AND A $0.01 DECREASE IN REALIZED AND UNREALIZED GAINS (LOSSES) PER SHARE FOR THE YEAR ENDED MAY 31, 2002. THE EFFECT OF THIS CHANGE ALSO RESULTED IN AN INCREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.06% FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(3)   BOND FUND CLASS C COMMENCED OPERATIONS ON JUNE 12, 2000. ALL RATIOS
      FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

(4) AS REQUIRED, EFFECTIVE JUNE 1, 2001, GOVERNMENT MORTGAGE FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THIS RESULTED IN A $0.02 DECREASE IN NET INVESTMENT INCOME PER SHARE AND AN INCREASE OF $0.02 IN REALIZED AND UNREALIZED GAINS (LOSSES) PER SHARE FOR THE YEAR ENDED MAY 31, 2002. THE EFFECT OF THIS CHANGE ALSO RESULTED IN A DECREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.18% FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(5) GOVERNMENT MORTGAGE FUND CLASS C COMMENCED OPERATIONS ON JUNE 21, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

          NET ASSET                    REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET       FROM NET      NET ASSET
          BEGINNING     INVESTMENT      GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR        INCOME      ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
--------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2005       $ 10.70       $ 0.34(1)         $ 0.11        $(0.35)        $(0.00)        $10.80      4.21%
2004         11.11         0.34(1)          (0.41)        (0.34)         (0.00)         10.70     (0.60)
2003         10.42         0.41(1)           0.69         (0.41)         (0.00)         11.11     10.71
2002         10.26         0.52(1)           0.16         (0.52)         (0.00)         10.42      6.78
2001          9.92         0.62              0.34         (0.62)         (0.00)         10.26      9.88

CLASS B
2005       $ 10.71       $ 0.27(1)         $ 0.09        $(0.27)        $(0.00)        $10.80      3.39%
2004         11.11         0.27(1)          (0.40)        (0.27)         (0.00)         10.71     (1.19)
2003         10.42         0.33(1)           0.69         (0.33)         (0.00)         11.11      9.94
2002         10.26         0.45(1)           0.16         (0.45)         (0.00)         10.42      6.03
2001          9.93         0.56              0.31         (0.54)         (0.00)         10.26      9.00

CLASS C
2005       $ 10.73       $ 0.27(1)         $ 0.09        $(0.27)        $(0.00)        $10.82      3.39%
2004         11.13         0.27(1)          (0.40)        (0.27)         (0.00)         10.73     (1.19)
2003         10.44         0.33(1)           0.69         (0.33)         (0.00)         11.13      9.93
2002         10.28         0.44(1)           0.17         (0.45)         (0.00)         10.44      6.03
2001          9.93         0.55              0.35         (0.55)         (0.00)         10.28      9.22
--------------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2005       $  9.98       $ 0.22(1)         $(0.06)       $(0.26)        $(0.00)        $ 9.88      1.60%
2004         10.20         0.24(1)          (0.21)        (0.25)         (0.00)          9.98      0.30
2003         10.00         0.30(1)           0.21         (0.31)         (0.00)         10.20      5.21
2002(2)       9.90         0.47(1)           0.10         (0.47)         (0.00)         10.00      5.87
2001          9.74         0.60              0.16         (0.60)         (0.00)          9.90      7.99

CLASS B
2005       $  9.98       $ 0.15(1)         $(0.06)       $(0.19)        $(0.00)        $ 9.88      0.90%
2004         10.20         0.16(1)          (0.20)        (0.18)         (0.00)          9.98     (0.39)
2003         10.00         0.23(1)           0.21         (0.24)         (0.00)         10.20      4.47
2002(2)       9.90         0.39(1)           0.11         (0.40)         (0.00)         10.00      5.07
2001          9.73         0.51              0.17         (0.51)         (0.00)          9.90      7.16

CLASS C
2005       $  9.98       $ 0.15(1)         $(0.06)       $(0.19)        $(0.00)        $ 9.88      0.89%
2004         10.20         0.16(1)          (0.20)        (0.18)         (0.00)          9.98     (0.40)
2003         10.00         0.23(1)           0.21         (0.24)         (0.00)         10.20      4.47
2002          9.89         0.36(1)           0.15         (0.40)         (0.00)         10.00      5.19
2001          9.73         0.51              0.16         (0.51)         (0.00)          9.89      7.06
--------------------------------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2005       $ 10.22       $ 0.36(1)         $ 0.34        $(0.36)        $(0.10)        $10.46      6.97%
2004         11.01         0.39(1)          (0.55)        (0.39)         (0.24)         10.22     (1.43)
2003         10.24         0.45(1)           0.92         (0.50)         (0.10)         11.01     13.79
2002(3)      10.02         0.53(1)           0.22         (0.53)         (0.00)         10.24      7.60
2001          9.47         0.55              0.56         (0.56)         (0.00)         10.02     12.00

CLASS B
2005       $ 10.26       $ 0.29(1)         $ 0.33        $(0.29)        $(0.10)        $10.49      6.12%
2004         11.04         0.32(1)          (0.54)        (0.32)         (0.24)         10.26     (2.01)
2003         10.27         0.39(1)           0.91         (0.43)         (0.10)         11.04     12.97
2002(3)      10.05         0.46(1)           0.21         (0.45)         (0.00)         10.27      6.83
2001          9.50         0.48              0.56         (0.49)         (0.00)         10.05     11.18

CLASS C
2005       $ 10.24       $ 0.29(1)         $ 0.33        $(0.29)        $(0.10)        $10.47      6.12%
2004         11.03         0.32(1)          (0.55)        (0.32)         (0.24)         10.24     (2.11)
2003         10.25         0.38(1)           0.93         (0.43)         (0.10)         11.03     13.09
2002(3)      10.04         0.46(1)           0.20         (0.45)         (0.00)         10.25      6.73
2001(4)       9.73         0.32              0.31         (0.32)         (0.00)         10.04      6.54

                                                       RATIO         RATIO OF NET
                                    RATIO OF NET    OF EXPENSES   INVESTMENT INCOME
                        RATIO OF     INVESTMENT     TO AVERAGE        TO AVERAGE
          NET ASSETS    EXPENSES       INCOME        NET ASSETS       NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE    TO AVERAGE     (BEFORE FEE      (BEFORE FEE       TURNOVER
          YEAR (000)   NET ASSETS    NET ASSETS       WAIVERS)         WAIVERS)         RATE++
-------------------------------------------------------------------------------------------------

INTERMEDIATE BOND FUND

-------------------------------------------------------------------------------------------------
CLASS A
2005        $14,108       0.85%         3.18%          1.00%             3.03%           280%
2004         13,662       0.84          3.15           0.99              3.00            164
2003         11,250       0.83          3.76           0.98              3.61            129
2002          8,926       0.82          5.02           0.97              4.87            141
2001          8,172       0.84          6.09           1.04              5.89            133

CLASS B
2005        $ 6,471       1.55%         2.48%          1.70%             2.33%           280%
2004          7,379       1.54          2.45           1.69              2.30            164
2003          4,245       1.54          3.05           1.69              2.90            129
2002          1,445       1.53          4.31           1.68              4.16            141
2001          1,392       1.54          5.39           1.69              5.24            133

CLASS C
2005        $   442       1.55%         2.48%          1.70%             2.33%           280%
2004            525       1.54          2.45           1.69              2.30            164
2003            654       1.54          3.05           1.69              2.90            129
2002            413       1.53          4.31           1.68              4.16            141
2001            180       1.54          5.39           1.69              5.24            133
-------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
-------------------------------------------------------------------------------------------------
CLASS A
2005        $ 6,798       0.80%         2.22%          0.90%             2.12%           132%
2004          7,809       0.79          2.33           0.89              2.23            136
2003         11,369       0.79          2.92           0.89              2.82            117
2002(2)       7,039       0.73          4.69           0.83              4.59            110
2001          5,022       0.65          5.88           0.83              5.70             87

CLASS B
2005        $ 1,187       1.50%         1.52%          1.60%             1.42%           132%
2004          1,477       1.49          1.63           1.59              1.53            136
2003          1,721       1.50          2.21           1.60              2.11            117
2002(2)       1,329       1.49          3.93           1.59              3.83            110
2001            742       1.53          5.00           1.63              4.90             87

CLASS C
2005        $   870       1.50%         1.52%          1.60%             1.42%           132%
2004          1,428       1.49          1.63           1.59              1.53            136
2003          1,572       1.50          2.21           1.60              2.11            117
2002            888       1.49          3.93           1.59              3.83            110
2001             64       1.53          5.00           1.63              4.90             87
-------------------------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
-------------------------------------------------------------------------------------------------
CLASS A
2005        $ 4,384       0.88%         3.49%          1.03%             3.34%           214%
2004          4,359       0.85          3.67           1.00              3.52            134
2003          4,122       0.83          4.35           0.98              4.20            108
2002(3)       1,350       0.80          5.17           0.97              5.00             88
2001          1,183       0.76          5.70           1.04              5.42            182

CLASS B
2005        $ 1,180       1.58%         2.79%          1.73%             2.64%           214%
2004          1,220       1.55          2.97           1.70              2.82            134
2003            902       1.54          3.64           1.69              3.49            108
2002(3)         301       1.51          4.46           1.68              4.29             88
2001            147       1.49          4.97           1.69              4.77            182

CLASS C
2005        $   352       1.58%         2.79%          1.73%             2.64%           214%
2004            362       1.55          2.97           1.70              2.82            134
2003            340       1.54          3.64           1.69              3.49            108
2002(3)          38       1.51          4.46           1.68              4.29             88
2001(4)          20       1.49          4.97           1.69              4.77            182

+     TOTAL RETURN EXCLUDES SALES CHARGE.

++ DUE TO ITS INVESTMENT STRATEGY, INTERMEDIATE BOND FUND MAY BUY AND SELL SECURITIES FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS TAX LIABILITIES, AND MAY LOWER FUND PERFORMANCE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) AS REQUIRED, EFFECTIVE JUNE 1, 2001, LIMITED MATURITY BOND FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA AND A DECREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.01%. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(3) AS REQUIRED, EFFECTIVE JUNE 1, 2001, TOTAL RETURN ADVANTAGE FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA AND 0.00% ON THE RATIO OF INVESTMENT INCOME TO AVERAGE NET ASSETS. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(4) TOTAL RETURN ADVANTAGE FUND CLASS C COMMENCED OPERATIONS ON OCTOBER 3, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

          NET ASSET                    REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET       FROM NET      NET ASSET
          BEGINNING     INVESTMENT      GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR        INCOME      ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
--------------------------------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2005      $  9.99       $ 0.21(1)         $(0.09)       $(0.21)        $(0.00)        $ 9.90      1.22%
2004        10.08         0.13(1)          (0.07)        (0.15)         (0.00)          9.99      0.58
2003(2)     10.02         0.06(1)           0.06         (0.06)         (0.00)         10.08      1.23
--------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX EXEMPT BOND FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2005      $ 10.17       $ 0.37(1)         $ 0.05        $(0.37)        $(0.00)        $10.22      4.18%
2004        10.64         0.37(1)          (0.46)        (0.38)         (0.00)         10.17     (0.83)
2003        10.21         0.38(1)           0.43         (0.38)         (0.00)         10.64      8.07
2002(3)     10.05         0.41(1)           0.15         (0.40)         (0.00)         10.21      5.65
2001         9.54         0.42              0.51         (0.42)         (0.00)         10.05      9.94

CLASS B
2005      $ 10.13       $ 0.30(1)         $ 0.06        $(0.30)        $(0.00)        $10.19      3.56%
2004        10.60         0.29(1)          (0.45)        (0.31)         (0.00)         10.13     (1.54)
2003        10.16         0.30(1)           0.44         (0.30)         (0.00)         10.60      7.43
2002(3)     10.00         0.33(1)           0.16         (0.33)         (0.00)         10.16      4.92
2001         9.50         0.35              0.50         (0.35)         (0.00)         10.00      9.09

CLASS C
2005      $ 10.12       $ 0.30(1)         $ 0.07        $(0.30)        $(0.00)        $10.19      3.66%
2004        10.60         0.30(1)          (0.47)        (0.31)         (0.00)         10.12     (1.64)
2003        10.17         0.30(1)           0.43         (0.30)         (0.00)         10.60      7.33
2002(3)     10.01         0.33(1)           0.15         (0.32)         (0.00)         10.17      4.86
2001(4)      9.50         0.27              0.51         (0.27)         (0.00)         10.01      8.30
--------------------------------------------------------------------------------------------------------
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2005      $ 10.92       $ 0.45(1)         $(0.11)       $(0.45)        $(0.02)        $10.79      3.14%
2004        11.44         0.43(1)          (0.51)        (0.44)         (0.00)         10.92     (0.68)
2003        11.02         0.45(1)           0.44         (0.45)         (0.02)         11.44      8.23
2002(5)     10.93         0.47(1)           0.10         (0.47)         (0.01)         11.02      5.33
2001        10.38         0.49              0.55         (0.49)         (0.00)         10.93     10.13

CLASS B
2005      $ 10.94       $ 0.37(1)         $(0.11)       $(0.37)        $(0.02)        $10.81      2.42%
2004        11.46         0.36(1)          (0.51)        (0.37)         (0.00)         10.94     (1.37)
2003        11.03         0.37(1)           0.45         (0.37)         (0.02)         11.46      7.57
2002(5)     10.95         0.39(1)           0.09         (0.39)         (0.01)         11.03      4.44
2001        10.39         0.40              0.56         (0.40)         (0.00)         10.95      9.31

CLASS C
2005      $ 10.94       $ 0.37(1)         $(0.10)       $(0.37)        $(0.02)        $10.82      2.51%
2004        11.46         0.35(1)          (0.51)        (0.36)         (0.00)         10.94     (1.38)
2003        11.03         0.37(1)           0.45         (0.37)         (0.02)         11.46      7.57
2002(5,6)   11.05         0.32(1)          (0.02)        (0.31)         (0.01)         11.03      2.81

                                                       RATIO         RATIO OF NET
                                    RATIO OF NET    OF EXPENSES   INVESTMENT INCOME
                        RATIO OF     INVESTMENT     TO AVERAGE        TO AVERAGE
          NET ASSETS    EXPENSES       INCOME        NET ASSETS       NET ASSETS       PORTFOLIO
            END OF     TO AVERAGE    TO AVERAGE     (BEFORE FEE      (BEFORE FEE       TURNOVER
          YEAR (000)   NET ASSETS    NET ASSETS       WAIVERS)         WAIVERS)          RATE
------------------------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
------------------------------------------------------------------------------------------------
CLASS A
2005      $  1,662         0.63%         2.02%          0.83%            1.82%            219%
2004         3,178         0.61          1.29           0.81             1.09             120
2003(2)        109         0.52          1.55           0.84             1.17             239
------------------------------------------------------------------------------------------------
INTERMEDIATE TAX EXEMPT BOND FUND
------------------------------------------------------------------------------------------------
CLASS A
2005      $  9,945         0.86%         3.60%          1.01%            3.45%              9%
2004         8,295         0.85          3.53           1.00             3.38               9
2003         4,443         0.85          3.67           1.00             3.52              11
2002(3)      7,385         0.80          3.99           0.95             3.84              19
2001         6,644         0.70          4.29           0.90             4.09              27

CLASS B
2005      $    540         1.56%         2.90%          1.71%            2.75%              9%
2004           778         1.55          2.83           1.70             2.68               9
2003           828         1.56          2.96           1.71             2.81              11
2002(3)        749         1.51          3.28           1.66             3.13              19
2001           500         1.40          3.59           1.55             3.44              27

CLASS C
2005      $     41         1.56%         2.90%          1.71%            2.75%              9%
2004            84         1.55          2.83           1.70             2.68               9
2003            91         1.56          2.96           1.71             2.81              11
2002(3)         19         1.56          3.23           1.71             3.08              19
2001(4)         82         1.55          3.44           1.70             3.29              27
------------------------------------------------------------------------------------------------
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------
CLASS A
2005      $ 12,645         0.87%         4.12%          1.02%            3.97%              7%
2004        12,920         0.85          3.86           1.00             3.71               5
2003        14,112         0.85          3.99           1.00             3.84               7
2002(5)     15,638         0.79          4.27           0.94             4.12               6
2001        13,816         0.70          4.52           0.90             4.32              16

CLASS B
2005      $  1,332         1.57%         3.42%          1.72%            3.27%              7%
2004         1,492         1.55          3.16           1.70             3.01               5
2003         1,985         1.56          3.28           1.71             3.13               7
2002(5)      1,960         1.50          3.56           1.65             3.41               6
2001         1,937         1.55          3.67           1.70             3.52              16

CLASS C
2005      $    301         1.57%         3.42%          1.72%            3.27%              7%
2004            72         1.55          3.16           1.70             3.01               5
2003           320         1.56          3.28           1.71             3.13               7
2002(5,6)      283         1.55          3.51           1.70             3.36               6

+     TOTAL RETURN EXCLUDES SALES CHARGE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) ULTRA SHORT BOND FUND CLASS A COMMENCED OPERATIONS ON JANUARY 6, 2003. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

(3) AS REQUIRED, EFFECTIVE JUNE 1, 2001, INTERMEDIATE TAX EXEMPT BOND FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THIS RESULTED IN A $0.01 INCREASE IN NET INVESTMENT INCOME PER SHARE AND A DECREASE OF $0.01 IN REALIZED AND UNREALIZED GAINS (LOSSES) PER SHARE FOR THE YEAR ENDED MAY 31, 2002. THE EFFECT OF THIS CHANGE ALSO RESULTED IN AN INCREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.07% FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(4) INFORMATION PRESENTED FOR THE INTERMEDIATE TAX EXEMPT BOND FUND CLASS C REFLECTS THE IMPACT OF THE LOW LEVEL OF ASSETS AT THE BEGINNING OF THE PERIOD AND THROUGHOUT THE YEAR ENDED MAY 31, 2001. BECAUSE OF THE LOW ASSET LEVELS, THE INFORMATION PRESENTED IS NOT CONSIDERED MEANINGFUL RELATIVE TO THE OTHER SHARE CLASSES OF THE FUND.

(5) AS REQUIRED, EFFECTIVE JUNE 1, 2001, MICHIGAN MUNICIPAL BOND FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA. THE EFFECT OF THIS CHANGE ALSO RESULTED IN AN INCREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.03% FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(6) MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND CLASS C COMMENCED OPERATIONS ON AUGUST 6, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

--------------------------------------------------------------------------------------------------------
          NET ASSET                    REALIZED AND     DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET          UNREALIZED      FROM NET       FROM NET      NET ASSET
          BEGINNING     INVESTMENT      GAIN (LOSS)    INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR        INCOME      ON INVESTMENTS     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
--------------------------------------------------------------------------------------------------------
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2005       $ 11.17      $ 0.39(1)         $ 0.03        $ (0.39)      $ (0.00)       $ 11.20     3.84%
2004         11.66        0.38(1)          (0.49)         (0.38)        (0.00)         11.17    (0.92)
2003         11.17        0.41(1)           0.49          (0.41)        (0.00)         11.66     8.21
2002(2)      11.00        0.44(1)           0.18          (0.45)        (0.00)         11.17     5.70
2001         10.46        0.47              0.54          (0.47)        (0.00)         11.00     9.81

CLASS B
2005       $ 11.14      $ 0.32(1)         $ 0.04        $ (0.32)      $ (0.00)       $ 11.18     3.22%
2004         11.63        0.30(1)          (0.49)         (0.30)        (0.00)         11.14    (1.62)
2003         11.14        0.33(1)           0.49          (0.33)        (0.00)         11.63     7.47
2002(2,3)    11.10        0.18(1)           0.04          (0.18)        (0.00)         11.14     1.99

CLASS C
2005       $ 11.15      $ 0.32(1)         $ 0.03        $ (0.32)      $ (0.00)       $ 11.18     3.12%
2004         11.64        0.30(1)          (0.49)         (0.30)        (0.00)         11.15    (1.62)
2003         11.15        0.33(1)           0.49          (0.33)        (0.00)         11.64     7.46
2002(2)      11.00        0.36(1)           0.15          (0.36)        (0.00)         11.15     4.72
2001(3)      10.61        0.36              0.38          (0.35)        (0.00)         11.00     7.08
--------------------------------------------------------------------------------------------------------
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------
CLASS A
2005       $ 10.48      $ 0.33(1)         $ 0.10        $ (0.33)      $ (0.00)       $ 10.58     4.15%
2004         10.98        0.34(1)          (0.49)         (0.35)        (0.00)         10.48    (1.42)
2003         10.49        0.38(1)           0.49          (0.38)        (0.00)         10.98     8.48
2002(4)      10.38        0.44(1)           0.11          (0.44)        (0.00)         10.49     5.36
2001          9.91        0.46(1)           0.47          (0.46)        (0.00)         10.38     9.52

CLASS C
2005       $ 10.48      $ 0.26(1)         $ 0.09        $ (0.26)      $ (0.00)       $ 10.57     3.32%
2004         10.97        0.26(1)          (0.48)         (0.27)        (0.00)         10.48    (2.01)
2003         10.48        0.31(1)           0.49          (0.31)        (0.00)         10.97     7.73
2002(4)      10.38        0.35(1)           0.11          (0.36)        (0.00)         10.48     4.46
2001(5)       9.91        0.04(1)           0.47          (0.04)        (0.00)         10.38     5.18

                                                       RATIO         RATIO OF NET
                                    RATIO OF NET    OF EXPENSES   INVESTMENT INCOME
                        RATIO OF     INVESTMENT      TO AVERAGE       TO AVERAGE
          NET ASSETS    EXPENSES       INCOME        NET ASSETS       NET ASSETS      PORTFOLIO
            END OF     TO AVERAGE    TO AVERAGE     (BEFORE FEE      (BEFORE FEE      TURNOVER
          YEAR (000)   NET ASSETS    NET ASSETS       WAIVERS)         WAIVERS)         RATE
-----------------------------------------------------------------------------------------------
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------------------------
CLASS A
2005       $ 12,098       0.87%         3.51%          1.02%           3.36%             11%
2004          9,618       0.85          3.36           1.00            3.21              13
2003         14,859       0.85          3.60           1.00            3.45               6
2002(2)      11,639       0.80          4.00           0.95            3.85              19
2001          8,460       0.66          4.34           0.86            4.14              20

CLASS B
2005       $    974       1.57%         2.81%          1.72%           2.66%             11%
2004            881       1.55          2.66           1.70            2.51              13
2003            706       1.56          2.89           1.71            2.74               6
2002(2,3)       161       1.51          3.29           1.66            3.14              19

CLASS C
2005       $    652       1.57%         2.81%          1.72%           2.66%             11%
2004          1,074       1.55          2.66           1.70            2.51              13
2003          1,091       1.56          2.89           1.71            2.74               6
2002(2)       1,025       1.56          3.24           1.71            3.09              19
2001(3)         281       1.51          3.49           1.66            3.34              20
-----------------------------------------------------------------------------------------------
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------
CLASS A
2005       $  1,170       0.89%         3.11%          1.04%           2.96%             15%
2004          1,299       0.88          3.13           1.03            2.98              14
2003          1,118       0.90          3.59           1.05            3.44              12
2002(4)       1,015       0.84          4.20           0.99            4.05              13
2001            399       0.73          4.47           0.96            4.24              25

CLASS C
2005       $    805       1.59%         2.41%          1.74%           2.26%             15%
2004            887       1.58          2.43           1.73            2.28              14
2003            907       1.61          2.88           1.76            2.73              12
2002(4)         463       1.60          3.44           1.75            3.29              13
2001(5)           4       1.24          3.72           1.42            3.54              25

+     TOTAL RETURN EXCLUDES SALES CHARGE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) AS REQUIRED, EFFECTIVE JUNE 1, 2001, OHIO INTERMEDIATE TAX EXEMPT BOND FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA. THE EFFECT OF THIS CHANGE ALSO RESULTED IN A DECREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.02% FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(3) OHIO INTERMEDIATE TAX EXEMPT BOND FUND CLASS B AND CLASS C COMMENCED OPERATIONS ON DECEMBER 4, 2001 AND JUNE 23, 2000, RESPECTIVELY. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

(4) AS REQUIRED, EFFECTIVE JUNE 1, 2001, PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA AND 0.00% ON THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(5) INFORMATION PRESENTED FOR THE PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND CLASS C REFLECTS THE IMPACT OF THE LOW LEVEL OF ASSETS AT THE BEGINNING OF THE PERIOD AND THROUGHOUT THE YEAR ENDED MAY 31, 2001. BECAUSE OF THE LOW ASSET LEVELS, THE INFORMATION PRESENTED IS NOT CONSIDERED MEANINGFUL RELATIVE TO THE OTHER SHARE CLASSES OF THE FUND.

                               INVESTMENT ADVISER
                       Allegiant Asset Management Company
                          200 Public Square, 5th Floor
                              Cleveland, Ohio 44114

                                   DISTRIBUTOR
                       Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406

                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                            18th and Cherry Streets
                     Philadelphia, Pennsylvania 19103-6996

                            NOT A PART OF PROSPECTUS

                         ALLEGIANT FUNDS PRIVACY NOTICE

      The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

      Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

WHAT INFORMATION WE COLLECT

      "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

      We may collect nonpublic personal information about you from the following sources:

      o Information that you provide to us, such as on applications or other forms, or

      o     Information about your transactions with us

OUR SECURITY PROCEDURES

      To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

WHAT INFORMATION WE DISCLOSE

      Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

      Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

      We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

ALLEGIANT FUNDS' PLEDGE TO YOU

      We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

                                                               BOARD OF TRUSTEES
================================================================================


ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
   Commercial Metals Company
   Strategic Distribution, Inc.


HERBERT R. MARTENS, JR.
PRESIDENT AND CHIEF EXECUTIVE OFFICER
Executive Vice President,
   National City Corporation
President and Chief Executive Officer,
   National City Bank, Florida
Chairman,
   NatCity Investments, Inc.



JOHN G. BREEN
Retired Chairman and
   Chief Executive Officer,
   The Sherwin Williams Co.
Director:
   Goodyear Tire & Rubber Co.
   The Stanley Works

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
   Executive Officer, Centerior Energy

RICHARD W. FURST
Garvice D. Kincaid Professor of
   Finance and Dean Emeritus,
   Gatton College of Business and
   Economics, University of Kentucky

GERALD L. GHERLEIN
Retired Executive Vice President and
   General Counsel, Eaton Corporation

DALE C. LAPORTE
Partner, Calfee, Halter & Griswold LLP

KATHLEEN A. OBERT
Chairman and Chief Executive Officer,
   Edward Howard & Co.

J. WILLIAM PULLEN
Retired President and Chief Executive Officer,
   Whayne Supply Company

The Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.

                                                                 [LOGO]
                                                                   ALLEGIANT(SM)

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

TO OBTAIN MORE INFORMATION:

By Internet:
www.allegiantfunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA  02266-8421

FROM THE SEC:


You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's Web site (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102


Allegiant Funds' Investment Company Act registration number is 811-4416.


[LOGO]
  ALLEGIANT(SM)

www.allegiantfunds.com

                                [GRAPHIC OMITTED]


                           --------------------------
                           ALLEGIANT FUNDS PROSPECTUS
                                    R SHARES
                                 OCTOBER 1, 2005
                           --------------------------


EQUITY FUNDS


International Equity Fund
Large Cap Core Equity Fund
Large Cap Growth Fund
Large Cap Value Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Multi-Factor Small Cap Core Fund
Multi-Factor Small Cap Growth Fund
Multi-Factor Small Cap Value Fund
S&P 500 Index Fund
Small Cap Core Fund
Small Cap Growth Fund
Small Cap Value Fund


ASSET ALLOCATION FUNDS

Aggressive Allocation Fund
Balanced Allocation Fund
Conservative Allocation Fund

FIXED INCOME FUNDS

Bond Fund
Government Mortgage Fund
Intermediate Bond Fund
Limited Maturity Bond Fund
Total Return Advantage Fund
Ultra Short Bond Fund

MONEY MARKET FUNDS

Money Market Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     [LOGO]
                                  ALLEGIANT(SM)

                          THE DISCIPLINE OF INVESTING,
                             A COMMITMENT TO RESULTS

================================================================================
INVESTMENT ADVISER
ALLEGIANT ASSET
MANAGEMENT COMPANY

ABOUT THIS PROSPECTUS

EFFECTIVE JUNE 13, 2005, THE ARMADA FUNDS WERE RENAMED THE ALLEGIANT FUNDS ("ALLEGIANT") AND THE INVESTMENT ADVISER TO ALLEGIANT, NATIONAL CITY INVESTMENT MANAGEMENT COMPANY, CHANGED ITS NAME TO ALLEGIANT ASSET MANAGEMENT COMPANY (THE "ADVISER"). PLEASE NOTE THAT THESE NAME CHANGES DID NOT RESULT IN A CHANGE TO THE INVESTMENT OBJECTIVE OF ANY INVESTMENT PORTFOLIO OF ALLEGIANT (EACH, A "FUND," COLLECTIVELY, THE "FUNDS") OR ANY FUND'S TICKER SYMBOL.

Allegiant is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class R Shares of the Funds before investing. To obtain more information on Allegiant, visit us on-line at www.allegiantfunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:


ALLEGIANT INTERNATIONAL EQUITY FUND .......................................    2

ALLEGIANT LARGE CAP CORE EQUITY FUND ......................................    4

ALLEGIANT LARGE CAP GROWTH FUND ...........................................    6

ALLEGIANT LARGE CAP VALUE FUND ............................................    8

ALLEGIANT MID CAP GROWTH FUND .............................................   10

ALLEGIANT MID CAP VALUE FUND ..............................................   12

ALLEGIANT MULTI-FACTOR SMALL CAP CORE FUND ................................   14

ALLEGIANT MULTI-FACTOR SMALL CAP GROWTH FUND ..............................   16

ALLEGIANT MULTI-FACTOR SMALL CAP VALUE FUND ...............................   18

ALLEGIANT S&P 500 INDEX FUND ..............................................   20

ALLEGIANT SMALL CAP CORE FUND .............................................   22

ALLEGIANT SMALL CAP GROWTH FUND ...........................................   24

ALLEGIANT SMALL CAP VALUE FUND ............................................   26

ALLEGIANT AGGRESSIVE ALLOCATION FUND ......................................   34

ALLEGIANT BALANCED ALLOCATION FUND ........................................   38

ALLEGIANT CONSERVATIVE ALLOCATION FUND ....................................   42

ALLEGIANT BOND FUND .......................................................   48

ALLEGIANT GOVERNMENT MORTGAGE FUND ........................................   50

ALLEGIANT INTERMEDIATE BOND FUND ..........................................   52

ALLEGIANT LIMITED MATURITY BOND FUND ......................................   54

ALLEGIANT TOTAL RETURN ADVANTAGE FUND .....................................   56

ALLEGIANT ULTRA SHORT BOND FUND ...........................................   58

ALLEGIANT MONEY MARKET FUND ...............................................   64

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ....................   67

MORE INFORMATION ABOUT FUND INVESTMENTS ...................................   71

INVESTOR PROFILES .........................................................   72

INVESTMENT ADVISER, SUB-ADVISERS AND INVESTMENT TEAMS .....................   74

PURCHASING, SELLING AND EXCHANGING FUND SHARES ............................   85

DISTRIBUTION OF FUND SHARES ...............................................   90

DIVIDENDS AND TAXES .......................................................   91

FINANCIAL HIGHLIGHTS ......................................................   93

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Fund has its own investment goal and strategies for reaching that goal. The Adviser manages the investments of each Fund. Polaris Capital Management, Inc. ("Polaris") serves as sub-adviser to a portion of the assets of the Allegiant International Equity Fund. Allegiant Investment Counselors, Inc. ("Investment Counselors" and together with Polaris, the "Sub-Advisers") serves as sub-adviser to the Allegiant Small Cap Core Fund. The Adviser, with the assistance of Polaris in the case of the Allegiant International Equity Fund and Investment Counselors in the case of the Allegiant Small Cap Core Fund, invests Fund assets in a way that it believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's and each Sub-Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.


Except for the Money Market Fund, each Fund's performance is compared to the performance of one or more benchmark indices. Except for the S&P 500 Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. Although the Money Market Fund seeks to maintain a constant price per share of $1.00, there is no guarantee that it will achieve this goal and it is possible that you may lose money by investing in the Fund.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY FUNDS

ALLEGIANT INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Capital appreciation

      PRINCIPAL INVESTMENT STRATEGY


      Investing in common stocks of foreign issuers


      PRINCIPAL RISKS

      Market risk, foreign risk, multi-national companies risk, country risk, active trading risk


      SUB-ADVISER

      Polaris Capital Management, Inc.


--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 25% of the Fund's total assets. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


The Adviser has delegated to Polaris the responsibility for providing portfolio management services to a portion of the Fund's assets. The Adviser has allocated the Fund's assets between a growth strategy and a value strategy (as to the Fund's assets allocated to growth, the "International Growth Component" and as to the Fund's assets allocated to value, the "International Value Component"). Polaris furnishes investment advisory services to the International Value Component. The Adviser monitors the performance of Polaris and, at any point, the Adviser could change the allocation of the Fund's assets between itself and Polaris on a basis determined by the Adviser to be in the best interest of shareholders. This means that the portion of the assets managed by the Adviser could be significantly larger than that managed by Polaris or vice versa and that the difference between such proportions could change from time to time.

The Adviser furnishes investment advisory services to the International Growth Component and makes judgments about the attractiveness of countries based upon a collection of criteria. The relative growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The Adviser focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The percentage of the International Growth Component in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index.

The Adviser focuses on companies in developed markets with long-term growth potential that are consistent with reasonable investment risk. The Adviser's disciplined, risk managed process combines top down country allocation with investments in high quality, growth-oriented stocks available at attractive relative valuations. The Adviser's propriety quantitative model drives country allocation, while individual stocks are selected through a qualitative process that incorporates a multi-factor approach to find companies with sustainable growth characteristics. Risk is controlled by ensuring diversification across sectors and using both fundamental and statistical models to monitor volatility.


The Fund's investments in equity securities may include common stocks, American Depositary Receipts or other U.S. listings of foreign common stocks, and exchange traded funds, closed-end funds or stock index futures whose underlying value is derived from common stocks in foreign markets.


Polaris' pure value style of investment management combines proprietary investment technology and traditional fundamental research to uncover companies with the most undervalued cash flow or assets, in any industry or country. Polaris takes an all-cap approach and utilizes bottom-up analysis, anchored by its proprietary "Global Cost of Equity" model, to select between 50 and 75 stocks.

The Fund may use exchange traded funds, closed-end funds and derivative securities, combined with investments in money market instruments and forward currency agreements, to gain broad exposure to markets and/or a particular index in a more efficient manner. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the Securities and Exchange Commission and the instrument's liquidity. The Adviser may use these instruments because they lower costs such as commission, custody and foreign withholding or stamp taxes. These instruments are not used for the purpose of introducing leverage in the Fund.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities

                                                                    EQUITY FUNDS

                                             ALLEGIANT INTERNATIONAL EQUITY FUND

issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the investment performance of the Fund during the last calendar year. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows the performance of the Fund's Class R Shares for the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the return for Class R Shares of the Fund would be less than that shown below.


                           CALENDAR YEAR TOTAL RETURN


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                     16.19%
--------------------------------------------------------------------------------
                                      2004

                      Best Quarter    13.89%   (12/31/04)
                      Worst Quarter   -0.39%    (9/30/04)

The Fund's year-to-date total return for Class R Shares through June 30, 2005 was -3.16%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS R SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE MSCI EAFE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                        SINCE       DATE OF
CLASS R SHARES                                1 YEAR  INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Allegiant International Equity Fund Returns                         7/31/03

   Returns Before Taxes                       15.44%    27.79%

   Returns After Taxes on Distributions       15.08%     2.69%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                    10.03%     2.51%
--------------------------------------------------------------------------------
MSCI EAFE Index(1)
(reflects no deduction for fees,
expenses or taxes)                            20.25%    32.28%   Since 7/31/03
--------------------------------------------------------------------------------

(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPRISING 21 MSCI COUNTRY INDICES, REPRESENTING DEVELOPED MARKETS OUTSIDE OF NORTH AMERICA.

FUND FEES AND EXPENSES


See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT LARGE CAP CORE EQUITY FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in common stocks of large cap companies

      PRINCIPAL RISKS

      Market risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Large Cap Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's Adviser believes that the best approach to the large cap equity market is to employ a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio and is invested sector neutral to the S&P 500 Composite Stock Price Index, thus providing shareholders with a broad equity market exposure. A large portion of the Fund will be invested in companies with market capitalizations similar to the S&P 500 Composite Stock Price Index.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. The Adviser focuses on a combination of fundamental, technical, and sentiment factors to help identify appropriate investments for the Fund. Among the factors considered are the following: the quality of the company's management team; industry position; the company's business model; and historical growth rates. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                            ALLEGIANT LARGE CAP CORE EQUITY FUND

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the investment performance of the Fund during the last calendar year. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class R Shares for the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the return for Class R Shares of the Fund would be less than that shown below.

                           CALENDAR YEAR TOTAL RETURN


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                      6.91%
--------------------------------------------------------------------------------
                                      2004

                      Best Quarter    12.87%   (12/31/03)
                      Worst Quarter   -2.19%    (9/30/04)

The Fund's year-to-date total return for Class R Shares through June 30, 2005 was -0.83%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS R SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                        SINCE       DATE OF
CLASS R SHARES                                1 YEAR  INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Allegiant Large Cap Core Equity Fund Returns                        7/31/03

   Returns Before Taxes                        6.16%    13.74%

   Returns After Taxes on Distributions        5.91%     4.58%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                     4.29%     4.43%
--------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees,
expenses or taxes)                            10.88%    17.37%   Since 7/31/03
--------------------------------------------------------------------------------

(1) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES


See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in growth-oriented common stocks of large cap companies

      PRINCIPAL RISKS

      Market risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Large Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.

The Fund's Adviser believes that the best approach to the large cap equity market is to employ a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio and is invested sector neutral to the Russell 1000 Growth Index, thus providing shareholders with increased exposure to the growth areas of the equity market. A large portion of the Fund will be invested in companies with market capitalizations similar to the Russell 1000 Growth Index. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the investment performance of the Fund during the last calendar year. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows the performance of the Fund's Class R Shares for the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the return for Class R Shares of the Fund would be less than that shown below.


                           CALENDAR YEAR TOTAL RETURN


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                      3.17%
--------------------------------------------------------------------------------
                                      2004

                      Best Quarter     9.44%   (12/31/04)
                      Worst Quarter   -5.13%    (9/30/04)

The Fund's year-to-date total return for Class R Shares through June 30, 2005 was -3.54%.

                                                                    EQUITY FUNDS

                                                 ALLEGIANT LARGE CAP GROWTH FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS R SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL 1000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                        SINCE       DATE OF
CLASS R SHARES                                1 YEAR  INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Allegiant Large Cap Growth Fund Returns                             7/31/03

   Returns Before Taxes                        2.42%    7.91%

   Returns After Taxes on Distributions        2.22%    6.99%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                     1.82%    6.66%
--------------------------------------------------------------------------------
Russell 1000 Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                             6.30%   13.07%    Since 7/31/03
--------------------------------------------------------------------------------

(1) THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES


See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in value-oriented common stocks of large cap companies

      PRINCIPAL RISK

      Market risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer attractive valuation and improving dynamics.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the investment performance of the Fund during the last calendar year. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows the performance of the Fund's Class R Shares for the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the return for Class R Shares of the Fund would be less than that shown below.


                           CALENDAR YEAR TOTAL RETURN


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                     12.69%
--------------------------------------------------------------------------------
                                      2004

                      Best Quarter    8.93%    (12/31/04)
                      Worst Quarter   0.90%     (6/30/04)

The Fund's year-to-date total return for Class R Shares through June 30, 2005 was 0.68%.

                                                                    EQUITY FUNDS

                                                  ALLEGIANT LARGE CAP VALUE FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS R SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL 1000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                        SINCE       DATE OF
CLASS R SHARES                                1 YEAR  INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Allegiant Large Cap Value Fund Returns                              7/31/03

   Returns Before Taxes                       11.94%    18.50%

   Returns After Taxes on Distributions       10.71%     8.39%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                     8.43%     7.87%
--------------------------------------------------------------------------------
Russell 1000 Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                            16.49%    22.80%   Since 7/31/03
--------------------------------------------------------------------------------

(1) THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES


See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT MID CAP GROWTH FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in growth-oriented common stocks of medium-sized companies

      PRINCIPAL RISKS

      Market risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with mid cap stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase between $1 billion and $15 billion. The Fund notes that capitalizations of greater than approximately $8 billion are considered to be in the "large cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund had not commenced operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges. Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Allegiant Mid Cap Growth Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                    EQUITY FUNDS

                                                   ALLEGIANT MID CAP GROWTH FUND

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 29.58% 18.53%  11.60%  11.04%  45.47%  -8.11%  -19.17%  -31.25%  33.68%   5.72%
--------------------------------------------------------------------------------
  1995   1996    1997    1998    1999    2000     2001    2002     2003    2004

                      Best Quarter     34.98%  (12/31/99)
                      Worst Quarter   -27.16%   (9/30/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was -0.88%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL MIDCAP GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS A SHARES                                1 YEAR     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Allegiant Mid Cap Growth Fund

  Returns Before Taxes                        -0.15%      -7.19%       6.56%

  Returns After Taxes on Distributions        -0.15%      -9.12%       2.85%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                     -0.10%      -6.62%       4.13%
--------------------------------------------------------------------------------
Russell Midcap Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                            15.48%      -3.36%      11.23%

(1) The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest U.S. companies among the largest 1,000 U.S. companies based on market capitalization.

FUND FEES AND EXPENSES


See page 29 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT MID CAP VALUE FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Long-term capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in value-oriented common stocks of mid cap companies

      PRINCIPAL RISK

      Market risk

--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES


The Allegiant Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $1 billion and $15 billion at the time the Fund purchases the company's securities. The Fund notes that capitalizations of greater than approximately $8 billion are considered to be in the "large cap" range by some industry sources.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value; traditionally these companies have price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the investment performance of the Fund during the last calendar year. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows the performance of the Fund's Class R Shares for the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the return for Class R Shares of the Fund would be less than that shown below.


                           CALENDAR YEAR TOTAL RETURN


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                                     20.85%
--------------------------------------------------------------------------------
                                      2004


                      Best Quarter     12.54%  (12/31/04)
                      Worst Quarter     0.08%   (9/30/04)

The Fund's year-to-date total return for Class R Shares through June 30, 2005 was 3.45%.

                                                                    EQUITY FUNDS

                                                    ALLEGIANT MID CAP VALUE FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS R SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL MIDCAP VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                        SINCE         DATE OF
CLASS R SHARES                               1 YEAR   INCEPTION      INCEPTION
--------------------------------------------------------------------------------
Allegiant Mid Cap Value Fund Returns                                  7/31/03

   Returns Before Taxes                      20.10%     26.19%

   Returns After Taxes on Distributions      15.62%     14.30%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                   15.20%     13.29%
--------------------------------------------------------------------------------
Russell Midcap Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                           23.71%     30.90%     Since 7/31/03
--------------------------------------------------------------------------------

(1) THE RUSSELL MIDCAP VALUE INDEX IS AN UNMANAGED, MARKET-WEIGHTED TOTAL RETURN INDEX THAT TRACKS THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH RATES.

FUND FEES AND EXPENSES


See page 29 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT MULTI-FACTOR SMALL CAP CORE FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Long-term capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in securities of small capitalization companies

      PRINCIPAL RISKS

      Market risk, small companies risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Multi-Factor Small Cap Core Fund's investment objective is to provide long-term capital appreciation by investing in a diversified portfolio of small cap equity securities that possess both value and growth characteristics. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of small cap companies (i.e., companies with market capitalizations approximately equivalent to those that fall in the lowest 15% of publicly traded companies represented in the Russell 2000 Index). The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Using an analytical process together with fundamental research methods, the Adviser rates the performance potential of companies and buys those stocks that it believes offer the best prospects for superior performance relative to the securities of comparable companies. In selecting securities, the Adviser integrates both growth and valuation considerations. The Adviser focuses on companies that appear to have potential for above-average earnings, sales and asset value growth. Additionally, the Adviser buys those securities it considers to be attractively valued relative to the securities of comparable companies. The Adviser assesses a company's growth prospects and relative valuation by reviewing and analyzing investment candidates individually.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

The Fund will compare its performance to the Russell 2000 Index. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 29 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                     This page is intentionally left blank.

EQUITY FUNDS

ALLEGIANT MULTI-FACTOR SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Long-term capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in securities of small capitalization companies with prospects for accelerated earnings or revenue growth

      PRINCIPAL RISKS

      Market risk, small companies risk, IPO risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Multi-Factor Small Cap Growth Fund's investment objective is to provide long-term capital appreciation by investing in a diversified portfolio of small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations (i.e., companies with market capitalizations approximately equivalent to those that fall in the lowest 15% of publicly traded companies represented in the Russell 2000 Growth Index). Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities of small cap companies that the Adviser believes offer the potential for accelerated earnings or revenue growth relative to the broader stock market. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Using an analytical process together with fundamental research methods, the Adviser rates the performance potential of companies and buys those stocks that it believes offer the best prospects for superior performance relative to the securities of comparable companies. The Adviser assesses a company's prospects for growth by reviewing and analyzing purchase candidates individually. The Fund may invest in initial public offerings (IPOs), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs.

Although the Fund is diversified and does not intend to focus on any particular industry sectors, the Fund's investment strategy may involve, at times, investing a significant portion of its assets in one or more industry sectors that the Adviser believes hold high potential for growth. As a result, poor performance or negative economic events affecting one or more of these sectors could have a greater impact on the Fund than on other funds that maintain broader sector coverage.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

IPO RISK. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

                                                                    EQUITY FUNDS

                                    ALLEGIANT MULTI-FACTOR SMALL CAP GROWTH FUND

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

The Fund will compare its performance to the Russell 2000 Growth Index. The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 29 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT MULTI-FACTOR SMALL CAP VALUE FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Long-term capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in value-oriented securities of small capitalization companies

      PRINCIPAL RISKS

      Market risk, small companies risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Multi-Factor Small Cap Value Fund's investment objective is to provide long-term capital appreciation by investing in a diversified portfolio of securities of small cap companies. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations that are believed to be conservatively valued. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of smaller capitalization companies (i.e., companies with market capitalizations approximately equivalent to those that fall in the lowest 15% of publicly traded companies represented in the Russell 2000 Value Index). The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Using an analytical process together with fundamental research methods to implement a "value" approach, the Adviser rates the performance potential of companies and buys those securities it considers to be conservatively valued relative to the securities of comparable companies. In searching for securities with lower than average valuations, the Adviser considers, among other things, price-to-earnings and price-to-book ratios. The Adviser assesses a company's valuation and prospects by reviewing and analyzing investment candidates individually.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

The Fund will compare its performance to the Russell 2000 Value Index. The Russell 2000 Value Index is an unmanaged index comprised of securities in the Russell 2000 Index with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 30 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                     This page is intentionally left blank.

EQUITY FUNDS

ALLEGIANT S&P 500 INDEX FUND
--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      To approximate, before Fund expenses, the investment results of the S&P 500 Composite Stock Price Index

      PRINCIPAL INVESTMENT STRATEGY

      Investing in stocks that comprise the S&P 500 Composite Stock Price Index

      PRINCIPAL RISKS

      Market risk, tracking error risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant S&P 500 Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Adviser invests substantially all, but in no event less than 80%, of the Fund's net assets plus any borrowings for investment purposes in stocks included in the S&P 500 Composite Stock Price Index (the "Index"). The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets is invested in stocks included in the Index in approximately the same relative proportion as those stocks are held in the Index. The Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). However, the Adviser believes that employing certain active management strategies for a small percentage of the Fund's assets, if successful, will result in net returns after expenses that may more closely approximate the returns of the Index. Consequently, the Fund may purchase a security that is scheduled to be included in the Index but prior to the effective inclusion date. The Fund may also temporarily continue to hold a security that has been deleted from the Index. A diversified subset of stocks held in the Fund may have weights slightly higher or lower than those in the Index with the goal of adding small incremental performance relative to the Index. Stocks that are held in very small proportions in the Index may be excluded from the Fund or held short if they are expected to underperform. In addition, the Fund may sell securities short.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                    ALLEGIANT S&P 500 INDEX FUND

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the investment performance of the Fund during the last calendar year. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class R Shares for the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the return for Class R Shares of the Fund would be less than that shown below.


                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                  9.96%
--------------------------------------------------------------------------------
                                  2004


                         Best Quarter   12.03%  (12/31/03)
                         Worst Quarter  -1.96%   (9/30/04)


The Fund's year-to-date total return for Class R Shares through June 30, 2005 was -1.32%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS R SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                         SINCE       DATE OF
CLASS R SHARES                                1 YEAR   INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Allegiant S&P 500 Index Fund Returns                                 7/31/03

   Returns Before Taxes                        9.21%    15.72%

   Returns After Taxes on Distributions        8.80%     0.92%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                     5.98%     0.89%
--------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees,
expenses or taxes)                            10.88%    17.37%     Since 7/31/03
--------------------------------------------------------------------------------

(1) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE. "S&P 500" IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE BY ALLEGIANT ASSET MANAGEMENT COMPANY. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

FUND FEES AND EXPENSES


See page 30 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT SMALL CAP CORE FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in common stocks of small cap companies

      PRINCIPAL RISKS

      Market risk, small companies risk

      SUB-ADVISER

      Allegiant Investment Counselors, Inc.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


The Allegiant Small Cap Core Fund's investment objective is to provide capital appreciation. The Fund intends to achieve this objective by investing in a diversified portfolio of publicly traded small cap equity securities that possess both value and growth characteristics. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


Investment Counselors' investment process is to invest in securities of companies based on the Investment Counselors' analysis of the company's cash flow. Investment Counselors' investment process focuses, specifically, on Cash Flow Return on Investment (CFROI(R)).(1) CFROI(R) is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI(R) is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, different market caps, sectors and industries. Investment Counselors believes that CFROI(R) provides a more accurate predictor of future value than other broadly used analysis methods. Investment Counselors first screens companies based on corporate performance utilizing the CFROI(R) measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced. Investment Counselors believes that it does not matter what a particular company's cash flow change is if the stock is overvalued.

In addition, as part of its screening process, Investment Counselors looks for companies whose management understands how to create value for shareholders, deploy capital, that have low debt and a consistent dividend policy, and that are market leaders with respect to the product or service they provide, as well as companies that are part of a strong or growing industry. Investment Counselors will generally sell a security when cash flow return on investment flattens or declines, market price equals or exceeds cash flow value "target," company characteristics deteriorate, when there are earnings warnings, and when the stock experiences underperformance. However, none of the sell characteristics are automatic.


The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization of between $100 million and $3 billion at the time of purchase. The Fund notes that capitalizations of $1 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

--------------------------------------------------------------------------------
(1) CFROI IS A REGISTERED TRADEMARK OF CSFB HOLT.

                                                                    EQUITY FUNDS

                                                   ALLEGIANT SMALL CAP CORE FUND

PERFORMANCE INFORMATION


No performance information has been provided because the Fund had not completed a full calendar year of operations as of December 31, 2004. The Fund will compare its performance to the Russell 2000 Index. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.


FUND FEES AND EXPENSES


See page 30 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in growth-oriented common stocks of small cap companies

      PRINCIPAL RISKS

      Market risk, small companies risk, active trading risk

--------------------------------------------------------------------------------


On May 17, 2005, the Board of Trustees of Allegiant approved a Plan of Reorganization (the "Reorganization") in connection with the proposed reorganization of the Allegiant Small Cap Growth Fund into the Allegiant Multi-Factor Small Cap Growth Fund. Shareholders of record of the Allegiant Small Cap Growth Fund as of September 30, 2005 will be asked to approve the Reorganization at a Special Meeting of Shareholders to be held on December 6, 2005. If the Reorganization is approved by shareholders, Allegiant expects to complete the Reorganization on or about December 12, 2005.


PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase of between $100 million and $3 billion. The Fund notes that capitalizations of $1 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                 ALLEGIANT SMALL CAP GROWTH FUND

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the investment performance of the Fund during the last calendar year. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows the performance of the Fund's Class R Shares for the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the return for Class R Shares of the Fund would be less than that shown below.


                           CALENDAR YEAR TOTAL RETURN


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                     -0.52%
--------------------------------------------------------------------------------
                                      2004

                         Best Quarter    15.43%  (12/31/04)
                         Worst Quarter  -10.05%   (9/30/04)

The Fund's year-to-date total return for Class R Shares through June 30, 2005 was -9.26%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS R SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                         SINCE         DATE OF
CLASS R SHARES                                1 YEAR   INCEPTION      INCEPTION
--------------------------------------------------------------------------------
Allegiant Small Cap Growth Fund Returns                                7/31/03

   Returns Before Taxes                       -1.27%    11.09%

   Returns After Taxes on Distributions       -1.27%     0.21%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                    -0.83%     0.41%
--------------------------------------------------------------------------------
Russell 2000 Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                            14.31%    21.84%     Since 7/31/03
--------------------------------------------------------------------------------

(1) THE RUSSELL 2000 GROWTH INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES


See page 30 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT SMALL CAP VALUE FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in value-oriented common stocks of small cap companies

      PRINCIPAL RISKS

      Market risk, small companies risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach, focusing on securities of companies that offer good value and good news. The Adviser employs a proprietary quantitative model, Purchased Financial Productivity ("PFP"), to evaluate and rank companies according to the three tenets of quality, valuation and timeliness. The highest ranking securities are then subjected to extensive fundamental analysis. A security may be sold when its quality is deteriorating and/or its price is rising, or if other securities become available at more attractive levels on a PFP basis. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria. The Fund also utilizes an active trading approach.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase between $100 million and $3 billion. The Fund notes that capitalizations of $1 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund had not commenced operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                    EQUITY FUNDS

                                                  ALLEGIANT SMALL CAP VALUE FUND

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 18.41%  22.32%  32.05%  -7.64%  7.65%  33.22%  17.03%  -10.75%  38.62%  21.30%
--------------------------------------------------------------------------------
  1995    1996    1997    1998   1999    2000    2001    2002     2003    2004

                        Best Quarter     19.22%   (12/31/01)
                        Worst Quarter   -17.92%    (9/30/98)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was -3.03%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL 2000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS A SHARES                                      1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Small Cap Value Fund

   Returns Before Taxes                             14.63%    17.20%     15.32%

   Returns After Taxes on Distributions             10.24%    14.72%     12.89%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                          11.83%    13.80%     12.26%
--------------------------------------------------------------------------------
Russell 2000 Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                                  22.25%    17.23%     14.49%
--------------------------------------------------------------------------------

(1) THE RUSSELL 2000 VALUE INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES


See page 31 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                   INTERNATIONAL EQUITY FUND      LARGE CAP CORE EQUITY FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                           None                           None
------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)                       0.75%                          0.75%
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                           None                           None
------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                            None                           None
------------------------------------------------------------------------------------------------------------
Exchange Fee                                                  None                           None
------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                                     1.15%(2,3)                      0.75%
------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                    0.60%                           0.60%
------------------------------------------------------------------------------------------------------------
Other Expenses                                               0.28%                           0.14%
------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                           2.03%(2)                        1.49%
------------------------------------------------------------------------------------------------------------


SHAREHOLDER FEES                                     LARGE CAP GROWTH FUND           LARGE CAP VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                           None                           None
------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)                       0.75%                          0.75%
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                           None                           None
------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                            None                           None
------------------------------------------------------------------------------------------------------------
Exchange Fee                                                  None                           None
------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                     0.75%                           0.75%
------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                    0.60%                           0.60%
------------------------------------------------------------------------------------------------------------
Other Expenses                                               0.14%                           0.14%
------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                           1.49%                           1.49%
------------------------------------------------------------------------------------------------------------

                                                                    EQUITY FUNDS

SHAREHOLDER FEES                                    MID CAP GROWTH FUND            MID CAP VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                        None                           None
-----------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)                    0.75%                          0.75%
-----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                        None                           None
-----------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                         None                           None
-----------------------------------------------------------------------------------------------------
Exchange Fee                                               None                           None
-----------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                   1.00%                         1.00%(2)
-----------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                  0.60%                         0.60%
-----------------------------------------------------------------------------------------------------
Other Expenses                                             0.45%                         0.19%
-----------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                         2.05%                         1.79%(2)
-----------------------------------------------------------------------------------------------------

SHAREHOLDER FEES                                    MULTI-FACTOR SMALL             MULTI-FACTOR SMALL
(PAID DIRECTLY FROM YOUR INVESTMENT)                   CAP CORE FUND                 CAP GROWTH FUND
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                        None                           None
-----------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)                    0.75%                          0.75%
-----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                        None                           None
-----------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                         None                           None
-----------------------------------------------------------------------------------------------------
Exchange Fee                                               None                           None
-----------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(2,4)                              1.00%                          1.00%
-----------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                  0.60%                          0.60%
-----------------------------------------------------------------------------------------------------
Other Expenses(5)                                          0.30%                          0.60%
-----------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                      1.90%                          2.20%
-----------------------------------------------------------------------------------------------------

EQUITY FUNDS

SHAREHOLDER FEES                                    MULTI-FACTOR SMALL
(PAID DIRECTLY FROM YOUR INVESTMENT)                  CAP VALUE FUND                S&P 500 INDEX FUND
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                       None                            None
-------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)                   0.75%                           0.75%
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                       None                            None
-------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                        None                            None
-------------------------------------------------------------------------------------------------------
Exchange Fee                                              None                            None
-------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(2)                               1.00%(4)                        0.35%
-------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                 0.60%                           0.60%
-------------------------------------------------------------------------------------------------------
Other Expenses                                            0.30%(5)                        0.16%
-------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                     1.90%                           1.11%
-------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES                                   SMALL CAP CORE FUND            SMALL CAP GROWTH FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                       None                            None
-------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)                   0.75%                           0.75%
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                       None                            None
-------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                        None                            None
-------------------------------------------------------------------------------------------------------
Exchange Fee                                              None                            None
-------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(4)                               1.00%(6)                        1.00%(2)
-------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                 0.60%                           0.60%
-------------------------------------------------------------------------------------------------------
Other Expenses                                            0.14%(5)                        0.69%
-------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                        1.74%                           2.29%(2)
-------------------------------------------------------------------------------------------------------

                                                                    EQUITY FUNDS

SHAREHOLDER FEES                                   SMALL CAP VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                        None
-----------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)                   0.75%
-----------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                        None
-----------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                         None
-----------------------------------------------------------------------
Exchange Fee                                               None
-----------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(4)                               1.00%
-----------------------------------------------------------------------
Distribution (12b-1) Fees                                 0.60%
-----------------------------------------------------------------------
Other Expenses(5)                                         0.13%
-----------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                        1.73%
-----------------------------------------------------------------------

(1) A contingent deferred sales charge is charged only with respect to Class R Shares redeemed prior to eighteen months from the date of purchase.

(2) The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:


                                     ADVISORY                   TOTAL
FUND                                   FEES                   EXPENSES
International Equity Fund              1.00%                    1.90%
Mid Cap Value Fund                     0.75%                    1.56%
S&P 500 Index Fund                     0.20%                    0.96%
Small Cap Growth Fund                  0.55%                    1.86%

The Adviser expects to waive a portion of its advisory fees for certain Funds during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                          ADVISORY              TOTAL
FUND                                        FEES              EXPENSES
International Equity Fund                   1.00%               1.88%
Mid Cap Value Fund                          0.75%               1.54%
Multi-Factor Small Cap Core Fund            0.85%               1.75%
Multi-Factor Small Cap Growth Fund          0.55%               1.75%
Multi-Factor Small Cap Value Fund           0.85%               1.75%
S&P 500 Index Fund                          0.20%               0.96%
Small Cap Growth Fund                       0.55%               1.84%


These fee waivers are voluntary and may be revised or discontinued at any time.


(3) From its advisory fee, the Adviser pays a sub-advisory fee to Polaris based on the portion of assets of the Fund allocated to Polaris as follows: 0.35% of the first $125 million of assets managed, 0.40% of assets managed between $125 million and $200 million and 0.50% of assets managed over $200 million.

(4) The advisory fee is reduced to 0.95% on assets of $500 million or more, but less than $1 billion and to 0.90% on assets of $1 billion and over for the Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value, Small Cap Core, Small Cap Growth and Small Cap Value Funds.

(5) Other Expenses for the Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth and Multi-Factor Small Cap Value Funds are based on estimated amounts for the current fiscal year.

(6) From its advisory fee, the Adviser pays a sub-advisory fee of 0.50% to Investment Counselors, sub-adviser to the Fund.

For more information about these fees, see "Investment Adviser, Sub-Advisers and Investment Teams" and "Distribution of Fund Shares."

EQUITY FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Allegiant Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                     1 YEAR     3 YEARS  5 YEARS    10 YEARS
-----------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
   Class R Shares(1)                 $281        $637    $1,093      $2,358
   Class R Shares(2)                  206         637     1,093       2,358
-----------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
   Class R Shares(1)                 $227        $471      $813      $1,779
   Class R Shares(2)                  152         471       813       1,779
-----------------------------------------------------------------------------
LARGE CAP GROWTH FUND
   Class R Shares(1)                 $227        $471      $813      $1,779
   Class R Shares(2)                  152         471       813       1,779
-----------------------------------------------------------------------------
LARGE CAP VALUE FUND
   Class R Shares(1)                 $227        $471      $813      $1,779
   Class R Shares(2)                  152         471       813       1,779
-----------------------------------------------------------------------------
MID CAP GROWTH FUND
   Class R Shares(1)                 $283        $643    $1,103      $2,379
   Class R Shares(2)                  208         643     1,103       2,379
-----------------------------------------------------------------------------
MID CAP VALUE FUND
   Class R Shares(1)                 $257        $563      $970      $2,105
   Class R Shares(2)                  182         563       970       2,105
-----------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP CORE FUND
   Class R Shares(1)                 $268        $597       N/A        N/A
   Class R Shares(2)                  193         597       N/A        N/A
-----------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP GROWTH FUND
   Class R Shares(1)                 $298        $688       N/A        N/A
   Class R Shares(2)                  223         688       N/A        N/A
-----------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP VALUE FUND
   Class R Shares(1)                 $268        $597       N/A        N/A
   Class R Shares(2)                  193         597       N/A        N/A
-----------------------------------------------------------------------------

                                                                    EQUITY FUNDS

-----------------------------------------------------------------------------
EXAMPLES (CONTINUED)
-----------------------------------------------------------------------------


                                     1 YEAR     3 YEARS   5 YEARS    10 YEARS
-----------------------------------------------------------------------------
S&P 500 INDEX FUND
   Class R Shares(1)                 $188        $353      $612      $1,352
   Class R Shares(2)                  113         353       612       1,352
-----------------------------------------------------------------------------
SMALL CAP CORE FUND
   Class R Shares(1)                 $252        $548       N/A        N/A
   Class R Shares(2)                  177         554       N/A        N/A
-----------------------------------------------------------------------------
SMALL CAP GROWTH FUND
   Class R Shares(1)                 $307        $715     $1,225     $2,626
   Class R Shares(2)                  232         715      1,225      2,626
-----------------------------------------------------------------------------
SMALL CAP VALUE FUND
   Class R Shares(1)                 $251        $545      $939      $2,041
   Class R Shares(2)                  176         545       939       2,041
-----------------------------------------------------------------------------


(1)   IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD.

(2)   IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD.

ASSET ALLOCATION FUNDS

ALLEGIANT AGGRESSIVE ALLOCATION FUND

--------------------------------------------------------------------------------

       FUND SUMMARY

       INVESTMENT GOAL

       Capital appreciation with current income as a secondary objective

       PRINCIPAL INVESTMENT STRATEGY

       Investing in a combination of Underlying Allegiant Funds that, in turn, invest primarily in U.S. and foreign common stocks and, to a lesser extent, in investment grade fixed income securities and cash equivalents

       PRINCIPAL RISKS

       Market risk, interest rate risk, credit risk, prepayment/extension risk, allocation risk, small companies risk, foreign risk, conflicts risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


The Allegiant Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Allegiant Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 70.


The Fund invests in Underlying Allegiant Funds in accordance with weightings determined by the Adviser. The Underlying Allegiant Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Allegiant Funds that invest primarily in equity securities (Allegiant International Equity, Allegiant Large Cap Growth, Allegiant Large Cap Value, Allegiant Small Cap Growth and Allegiant Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Allegiant Funds that invest primarily in fixed income securities (Allegiant Bond and Allegiant Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Allegiant Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Allegiant Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments.

The Fund's assets may be reallocated among the Underlying Allegiant Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Allegiant Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Allegiant Funds and allocation of the Fund's assets among them. Since some Underlying Allegiant Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Allegiant Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Allegiant Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Allegiant Fund's yield will decline due to falling interest rates.

                                                          ASSET ALLOCATION FUNDS

                                            ALLEGIANT AGGRESSIVE ALLOCATION FUND

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Allegiant Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Allegiant Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Allegiant Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Allegiant Fund will suffer from the inability to invest in higher-yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Allegiant Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Allegiant Funds will not anticipate market trends successfully. For example, weighting Underlying Allegiant Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Allegiant Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Allegiant Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Allegiant Funds both because the fees payable to the Adviser by some Underlying Allegiant Funds are higher than fees payable by other Underlying Allegiant Funds and because the Adviser is also responsible for managing the Underlying Allegiant Funds. The Trustees and officers of Allegiant may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Allegiant Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

ASSET ALLOCATION FUNDS

ALLEGIANT AGGRESSIVE ALLOCATION FUND

PERFORMANCE INFORMATION

Class R Shares of the Fund had not commenced operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                      -19.08%         23.41%      7.01%
--------------------------------------------------------------------------------
                       2002            2003       2004

                          Best Quarter 13.89% (6/30/03)
                         Worst Quarter -14.66% (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was -0.91%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE AGGRESSIVE ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                         SINCE       DATE OF
CLASS A SHARES                                1 YEAR   INCEPTION    INCEPTION
--------------------------------------------------------------------------------

Allegiant Aggressive Allocation Fund                                  3/6/01

   Returns Before Taxes                        1.96%     -0.70%

   Returns After Taxes on Distributions        1.78%     -1.00%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                     1.27%     -0.78%
--------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                             4.34%      6.36%    Since 2/28/01
--------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees, expenses
or taxes)                                     10.88%      1.05%    Since 2/28/01
--------------------------------------------------------------------------------
Aggressive Allocation Hybrid Benchmark
Index(3)
(reflects no deduction for fees, expenses
or taxes)                                      9.25%      2.38%    Since 2/28/01
--------------------------------------------------------------------------------

(1) THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE- WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

(2) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

(3) THE AGGRESSIVE ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 75% S&P 500 COMPOSITE STOCK PRICE INDEX AND 25% LEHMAN U.S. AGGREGATE BOND INDEX, AS CALCULATED BY THE ADVISER.

FUND FEES AND EXPENSES


See page 45 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                     This page is intentionally left blank.

ASSET ALLOCATION FUNDS

ALLEGIANT BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Long-term capital appreciation and current income

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a diversified portfolio of common stocks, investment grade fixed income securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions

      PRINCIPAL RISKS

      Market risk, allocation risk, small companies risk, foreign risk, interest rate risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.

The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

                                                          ASSET ALLOCATION FUNDS

                                              ALLEGIANT BALANCED ALLOCATION FUND

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund had not commenced operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

       14.97%      1.51%      -7.08%      -13.89%      21.96%      7.40%
--------------------------------------------------------------------------------
        1999       2000        2001        2002         2003       2004

                       Best Quarter    16.10%   (12/31/99)
                       Worst Quarter  -10.97%   (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was -0.47%.

ASSET ALLOCATION FUNDS

ALLEGIANT BALANCED ALLOCATION FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

                                                               SINCE        DATE OF
CLASS A SHARES                            1 YEAR   5 YEARS   INCEPTION     INCEPTION
---------------------------------------------------------------------------------------
Allegiant Balanced Allocation Fund                                          7/31/98

   Returns Before Taxes                    2.33%     0.26%     3.72%

   Returns After Taxes on Distributions    1.90%    -1.12%     1.99%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                 1.50%    -0.54%     2.07%
---------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                         4.34%     7.71%     6.53%     Since 7/31/98
---------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees,
expenses or taxes)                        10.88%    -2.30%     2.74%     Since 7/31/98
---------------------------------------------------------------------------------------
Balanced Allocation Hybrid Benchmark
Index(3)
(reflects no deduction for fees,
expenses or taxes)                         8.26%     1.70%     4.26%     Since 7/31/98
---------------------------------------------------------------------------------------

(1) THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE- WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

(2) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

(3) THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 60% S&P 500 COMPOSITE STOCK PRICE INDEX AND 40% LEHMAN U.S. AGGREGATE BOND INDEX, AS CALCULATED BY THE ADVISER.

FUND FEES AND EXPENSES


See page 45 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                     This page is intentionally left blank.

ASSET ALLOCATION FUNDS

ALLEGIANT CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income and moderate capital appreciation consistent with preservation of capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a combination of Underlying Allegiant Funds that, in turn, invest primarily in investment grade fixed income securities and, to a lesser extent, in U.S. and foreign common stocks and cash equivalents

      PRINCIPAL RISKS

      Market risk, interest rate risk, credit risk, prepayment/extension risk, allocation risk, small companies risk, foreign risk, conflicts risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


The Allegiant Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Allegiant Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 70.


The Fund invests in Underlying Allegiant Funds in accordance with weightings determined by the Adviser. The Underlying Allegiant Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.

The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Allegiant Funds that invest primarily in fixed income securities (Allegiant Bond and Allegiant Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Allegiant Funds that invest primarily in equity securities (Allegiant International Equity, Allegiant Large Cap Growth, Allegiant Large Cap Value, Allegiant Small Cap Growth and Allegiant Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Allegiant Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Allegiant Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments.

The Fund's assets may be reallocated among the Underlying Allegiant Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Allegiant Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Allegiant Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Allegiant Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Allegiant Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Allegiant Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Allegiant Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Allegiant Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

                                                          ASSET ALLOCATION FUNDS

                                          ALLEGIANT CONSERVATIVE ALLOCATION FUND

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Allegiant Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Allegiant Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Allegiant Fund will suffer from the inability to invest in higher-yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Allegiant Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Allegiant Funds will not anticipate market trends successfully. For example, weighting Underlying Allegiant Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Allegiant Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Allegiant Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Allegiant Funds both because the fees payable to the Adviser by some Underlying Allegiant Funds are higher than fees payable by other Underlying Allegiant Funds and because the Adviser is also responsible for managing the Underlying Allegiant Funds. The Trustees and officers of Allegiant may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Allegiant Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund had not commenced operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           -6.05%    13.59%    4.65%
--------------------------------------------------------------------------------
                            2002      2003     2004

                      Best Quarter     8.19%  (6/30/03)
                      Worst Quarter   -4.97%  (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 0.22%.

ASSET ALLOCATION FUNDS

ALLEGIANT CONSERVATIVE ALLOCATION FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE CONSERVATIVE ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS A SHARES                                1 YEAR   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Allegiant Conservative Allocation Fund                                 3/6/01

   Returns Before Taxes                       -0.29%     1.80%

   Returns After Taxes on Distributions       -0.85%     1.06%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                    -0.20%     1.08%
--------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/
Credit Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                             3.04%     6.08%     Since 2/28/01
--------------------------------------------------------------------------------

S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees,
expenses or taxes)                            10.88%     1.05%     Since 2/28/01

--------------------------------------------------------------------------------
Conservative Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for fees,
expenses or taxes)                             5.78%     4.32%     Since 2/28/01
--------------------------------------------------------------------------------

(1) THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX IS A WIDELY RECOGNIZED INDEX OF GOVERNMENT AND CORPORATE DEBT SECURITIES RATED INVESTMENT GRADE OR BETTER, WITH MATURITIES OF AT LEAST ONE YEAR.

(2) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

(3) THE CONSERVATIVE ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 35% S&P 500 COMPOSITE STOCK PRICE INDEX AND 65% LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, AS CALCULATED BY THE ADVISER.

FUND FEES AND EXPENSES


See page 45 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                          ASSET ALLOCATION FUNDS

                                                          FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                AGGRESSIVE ALLOCATION FUND     BALANCED ALLOCATION FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                       None                           None
-------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)                   0.75%                          0.75%
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                       None                           None
-------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                        None                           None
-------------------------------------------------------------------------------------------------------
Exchange Fee                                              None                           None
-------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(2)                               0.25%                          0.75%
-------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                 0.60%                          0.60%
-------------------------------------------------------------------------------------------------------
Other Expenses                                            0.25%                          0.24%
-------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                     1.10%                          1.59%
-------------------------------------------------------------------------------------------------------
Indirect Underlying Fund Expenses                         0.88%(3)                        N/A
-------------------------------------------------------------------------------------------------------
Total Fund Operating
and Indirect Expenses                                     1.98%(3)                        N/A
-------------------------------------------------------------------------------------------------------


SHAREHOLDER FEES                                CONSERVATIVE ALLOCATION FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                       None
----------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)                   0.75%
----------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                       None
----------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                        None
----------------------------------------------------------------------------
Exchange Fee                                              None
----------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(2)                               0.25%
----------------------------------------------------------------------------
Distribution (12b-1) Fees                                 0.60%
----------------------------------------------------------------------------
Other Expenses                                            0.23%
----------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                     1.08%
----------------------------------------------------------------------------
Indirect Underlying Fund Expenses(3)                      0.71%
----------------------------------------------------------------------------
Total Fund Operating
and Indirect Expenses(3)                                  1.79%
----------------------------------------------------------------------------

ASSET ALLOCATION FUNDS

(1) A contingent deferred sales charge is charged only with respect to Class R Shares redeemed prior to eighteen months from the date of purchase.

(2) The Adviser waived its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:


                                                             ADVISORY     TOTAL
FUND                                                           FEES     EXPENSES
Aggressive Allocation Fund                                     0.00%      0.85%
Conservative Allocation Fund                                   0.00%      0.83%


The Adviser expects to continue waiving its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


                                                             ADVISORY     TOTAL
FUND                                                           FEES     EXPENSES
Aggressive Allocation Fund                                     0.00%      0.85%
Conservative Allocation Fund                                   0.00%      0.83%

The Adviser intends to waive a portion of its advisory fee for the Balanced Allocation Fund during the current fiscal year to the extent necessary to maintain the stated Total Annual Fund Operating Expenses for Class R Shares at 1.59%. These fee waivers are voluntary and may be revised or discontinued at any time.


(3) Because the Aggressive Allocation Fund and Conservative Allocation Fund invest in other mutual funds, your investment in these Funds is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from 0.42% to 1.24% for Class I Shares of the Underlying Allegiant Funds, which is the only class of shares of the Underlying Allegiant Funds in which the Funds invest.

The ratios of Indirect Underlying Fund Expenses shown in the table above are based on hypothetical allocations of Fund assets to Underlying Allegiant Funds as follows:



                                                       AGGRESSIVE   CONSERVATIVE
                                                       ALLOCATION    ALLOCATION
FUND                                                      FUND          FUND
Large Cap Growth Fund                                    39.04%        18.70%
Large Cap Value Fund                                     38.06%        18.30%
Bond Fund                                                10.80%         0.00%
Intermediate Bond Fund                                    0.00%        51.30%
Money Market Fund                                        12.10%        11.70%



The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.

Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Allegiant Funds) for the current fiscal year are expected to be:


Aggressive Allocation Fund                                1.73%

Conservative Allocation Fund                              1.54%


For more information about these fees, see "Investment Adviser, Sub-Advisers and Investment Teams" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Allegiant Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND*
   Class R Shares(1)                        $276     $621      $1,068    $2,306
   Class R Shares(2)                         201      621       1,068     2,306
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
   Class R Shares(1)                        $237     $502        $866    $1,889
   Class R Shares(2)                         162      502         866     1,889
--------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND*
   Class R Shares(1)                        $257     $563        $970    $2,105
   Class R Shares(2)                         182      563         970     2,105
--------------------------------------------------------------------------------


 * The examples for the Allegiant Aggressive Allocation Fund and Allegiant Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Allegiant Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Allegiant Funds.

(1)   If you sell your shares at the end of the period.

(2)   If you do not sell your shares at the end of the period.

                     This page is intentionally left blank.

FIXED INCOME FUNDS

ALLEGIANT BOND FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income as well as preservation of capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a diversified portfolio of investment grade fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years

      PRINCIPAL RISKS

      Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between four and twelve years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S.

                                                              FIXED INCOME FUNDS

                                                             ALLEGIANT BOND FUND

government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund had not commenced operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Allegiant Bond Fund on that date.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                          CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

  17.13%  3.11%   9.12%   7.27%  -2.04%   7.30%   7.26%   9.71%   3.80%    3.63%
--------------------------------------------------------------------------------
   1995   1996    1997    1998    1999    2000    2001    2002    2003     2004

                      Best Quarter     6.11%  (6/30/95)
                      Worst Quarter   -2.54%  (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 2.37%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Bond Fund

   Returns Before Taxes                              -1.01%    5.34%      6.02%

   Returns After Taxes on Distributions              -2.30%    3.43%      3.86%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                           -0.67%    3.37%      3.79%
--------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                    4.34%    7.71%      7.72%
--------------------------------------------------------------------------------

(1) THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

FUND FEES AND EXPENSES


See page 60 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT GOVERNMENT MORTGAGE FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income as well as preservation of capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in mortgage-related securities issued or guaranteed by the U.S. government

      PRINCIPAL RISKS

      Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Government Mortgage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

                                                              FIXED INCOME FUNDS

                                              ALLEGIANT GOVERNMENT MORTGAGE FUND

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the investment performance of the Fund during the last calendar year. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows the performance of the Fund's Class R Shares for the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the return for Class R Shares of the Fund would be less than that shown below.


                           CALENDAR YEAR TOTAL RETURN


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                      3.62%
--------------------------------------------------------------------------------
                                      2004

             Best Quarter      2.41%    (9/30/04)
             Worst Quarter    -1.33%    (6/30/04)

The Fund's year-to-date total return for Class R Shares through June 30, 2005 was 1.71%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS R SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS R SHARES                                1 YEAR   INCEPTION     INCEPTION
--------------------------------------------------------------------------------

Allegiant Government Mortgage Fund                                    7/31/03

   Returns Before Taxes                        2.88%     3.94%

   Returns After Taxes on Distributions        1.33%     2.90%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                     1.85%     3.02%
--------------------------------------------------------------------------------
Lehman Mortgage-Backed Securities Index(1)
(reflects no deduction for fees,
expenses or taxes)                             4.70%     5.75%     Since 7/31/03
--------------------------------------------------------------------------------

(1) THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX IS A WIDELY-RECOGNIZED INDEX OF MORTGAGE-BACKED SECURITIES ISSUED BY GNMA, FREDDIE MAC, AND FNMA. ALL SECURITIES IN THE INDEX ARE RATED AAA, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES


See page 60 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      High current income as well as preservation of capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between three and ten years

      PRINCIPAL RISKS

      Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade bonds. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. and foreign governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

                                                              FIXED INCOME FUNDS

                                                ALLEGIANT INTERMEDIATE BOND FUND

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund had not commenced operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 15.39%   2.77%   6.67%   7.44%   -0.37%   6.52%   7.60%   9.67%   3.75%   2.57%
--------------------------------------------------------------------------------
  1995    1996    1997    1998     1999    2000    2001    2002    2003    2004

                         Best Quarter        5.33%     (6/30/95)
                         Worst Quarter      -2.53%     (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 1.39%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Intermediate Bond Fund

   Returns Before Taxes                              -2.02%     5.01%     5.63%

   Returns After Taxes on Distributions              -3.07%     3.24%     3.58%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                           -1.32%     3.17%     3.52%
--------------------------------------------------------------------------------
Lehman Intermediate U.S.
Government/Credit Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                    3.04%     7.21%     7.16%
--------------------------------------------------------------------------------

(1) THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX WHICH IS REPRESENTATIVE OF INTERMEDIATE-TERM BONDS.

FUND FEES AND EXPENSES


See page 60 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT LIMITED MATURITY BOND FUND
--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income as well as preservation of capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between one and five years

      PRINCIPAL RISKS

      Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains an average dollar-weighted portfolio maturity of between one and five years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

                                                              FIXED INCOME FUNDS

                                            ALLEGIANT LIMITED MATURITY BOND FUND

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the investment performance of the Fund during the last calendar year. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows the performance of the Fund's Class R Shares for the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the return for Class R Shares of the Fund would be less than that shown below.


                           CALENDAR YEAR TOTAL RETURN


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                      0.44%
--------------------------------------------------------------------------------
                                      2004

                       Best Quarter     0.92%       (3/31/04)
                       Worst Quarter   -1.27%       (6/30/04)

The Fund's year-to-date total return for Class R Shares through June 30, 2005 was 0.73%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS R SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS R SHARES                                1 YEAR   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Allegiant Limited Maturity Bond Fund                                  7/31/03

   Returns Before Taxes                       -0.29%     0.44%

   Returns After Taxes on Distributions       -1.05%     2.26%


   Returns After Taxes on Distributions
   and Sale of Fund Shares                    -0.19%     2.37%
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index(1)
(reflects no deduction for fees,
expenses or taxes)                             1.21%     1.81%     Since 7/31/03
--------------------------------------------------------------------------------

(1) THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURY AND AGENCY BONDS AND U.S. FIXED COUPON INVESTMENT GRADE CORPORATE BONDS (U.S. DOMESTIC AND YANKEE/GLOBAL BONDS). U.S. TREASURY BONDS MUST HAVE AT LEAST $1 BILLION FACE VALUE OUTSTANDING AND AGENCY AND CORPORATE BONDS MUST HAVE AT LEAST $150 MILLION FACE VALUE OUTSTANDING TO BE INCLUDED IN THE INDEX. BOTH TOTAL RETURN AND PRICE RETURNS ARE CALCULATED DAILY. PRICES ARE TAKEN AS OF APPROXIMATELY 3 P.M. EASTERN TIME. QUALITY RANGE IS BBB3-AAA BASED ON COMPOSITE MOODY AND S&P RATINGS. MATURITIES FOR ALL BONDS ARE GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN THREE YEARS. FLOATERS, EQUIPMENT TRUST CERTIFICATES, AND TITLE 11 SECURITIES ARE EXCLUDED.

FUND FEES AND EXPENSES


See page 60 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT TOTAL RETURN ADVANTAGE FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income as well as preservation of capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in investment grade fixed income securities, while maintaining an average dollar-weighted maturity of between four and twelve years

      PRINCIPAL RISKS

      Market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains an average dollar-weighted maturity of between four and twelve years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

                                                              FIXED INCOME FUNDS

                                           ALLEGIANT TOTAL RETURN ADVANTAGE FUND

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the investment performance of the Fund during the last calendar year. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows the performance of the Fund's Class R Shares for the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the return for Class R Shares of the Fund would be less than that shown below.


                           CALENDAR YEAR TOTAL RETURN


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                      3.33%
--------------------------------------------------------------------------------
                                      2004

                         Best Quarter   3.17% (9/30/04)
                         Worst Quarter -3.18% (6/30/04)

The Fund's year-to-date total return for Class R Shares through June 30, 2005 was 2.79%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS R SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN U.S. GOVERNMENT/CREDIT BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS R SHARES                             1 YEAR      INCEPTION     INCEPTION
-------------------------------------------------------------------------------
Allegiant Total Return Advantage Fund                                 7/31/03

   Returns Before Taxes                     2.58%        4.34%

   Returns After Taxes on Distributions     1.22%        4.04%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                  1.78%        4.05%
-------------------------------------------------------------------------------
Lehman U.S. Government/
Credit Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                         4.19%         5.70%     Since 7/31/03
--------------------------------------------------------------------------------

(1) THE LEHMAN U.S. GOVERNMENT/CREDIT BOND INDEX IS A WIDELY RECOGNIZED INDEX OF GOVERNMENT AND CORPORATE DEBT SECURITIES RATED INVESTMENT GRADE OR BETTER, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES


See page 61 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT ULTRA SHORT BOND FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      High current income while preserving capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in high-quality fixed income securities with an average maturity of 9 to 15 months

      PRINCIPAL RISKS

      Market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Ultra Short Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

                                                              FIXED INCOME FUNDS

                                                 ALLEGIANT ULTRA SHORT BOND FUND

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund had not commenced operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.


The bar chart and the performance table below illustrate the investment performance of the Fund during the last calendar year. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows the performance of the Fund's Class A Shares for the last calendar year.

The bar chart does not reflect sales charges. If sales charges had been reflected, the return for Class A Shares of the Fund would be less than that shown below.


                           CALENDAR YEAR TOTAL RETURN


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                                      0.69%
--------------------------------------------------------------------------------
                                      2004

                         Best Quarter   0.48% (3/31/04)
                         Worst Quarter -0.41% (6/30/04)


The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 0.89%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX AND THE MERRILL LYNCH 1 YEAR U.S. TREASURY INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

----------------------------------------------------------------------------------------
                                                                SINCE         DATE OF
CLASS A SHARES                                     1 YEAR     INCEPTION      INCEPTION
----------------------------------------------------------------------------------------
Allegiant Ultra Short Bond Fund                                               1/6/03

   Returns Before Taxes                            -0.30%       0.70%

   Returns After Taxes on Distributions            -0.89%       0.26%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                         -0.19%       0.38%
----------------------------------------------------------------------------------------
Merrill Lynch 1-3 year U.S. Corporate/
Government Index(1)
(reflects no deduction for fees,
expenses or taxes)                                  1.21%       2.39%     Since 11/30/02
----------------------------------------------------------------------------------------
Merrill Lynch 1 Year U.S. Treasury Index(2,3)
(reflects no deduction for fees,
expenses or taxes)                                  0.82%       1.13%     Since 12/31/02
----------------------------------------------------------------------------------------

(1) THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURY AND AGENCY BONDS AND U.S. FIXED COUPON INVESTMENT GRADE CORPORATE BONDS (U.S. DOMESTIC AND YANKEE/GLOBAL BONDS). U.S. TREASURY BONDS MUST HAVE AT LEAST $1 BILLION FACE VALUE OUTSTANDING AND AGENCY AND CORPORATE BONDS MUST HAVE AT LEAST $150 MILLION FACE VALUE OUTSTANDING TO BE INCLUDED IN THE INDEX. BOTH TOTAL RETURN AND PRICE RETURNS ARE CALCULATED DAILY. PRICES ARE TAKEN AS OF APPROXIMATELY 3 P.M. EASTERN TIME. QUALITY RANGE IS BBB3-AAA BASED ON COMPOSITE MOODY AND S&P RATINGS. MATURITIES FOR ALL BONDS ARE GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN THREE YEARS. FLOATERS, EQUIPMENT TRUST CERTIFICATES, AND TITLE 11 SECURITIES ARE EXCLUDED.

(2) THE MERRILL LYNCH 1 YEAR U.S. TREASURY INDEX, A MARKET CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURIES, IS AN UNMANAGED INDEX NOT AVAILABLE FOR DIRECT INVESTMENT.

(3) ON NOVEMBER 19, 2004, THE FUND'S BENCHMARK WAS CHANGED TO THE MERRILL LYNCH 1 YEAR U.S. TREASURY INDEX. THE ADVISER FEELS THAT THIS INDEX MORE APPROPRIATELY REFLECTS THE TYPE AND DURATION OF SECURITIES HELD IN THE PORTFOLIO AND PROVIDES THE BEST COMPARATIVE PERFORMANCE INFORMATION.

FUND FEES AND EXPENSES


See page 61 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)                 BOND FUND             GOVERNMENT MORTGAGE FUND
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                    None                          None
----------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)                0.75%                         0.75%
----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                    None                          None
----------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                     None                          None
----------------------------------------------------------------------------------------------------
Exchange Fee                                           None                          None
----------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------
Investment Advisory Fees(2)                            0.55%                         0.55%
----------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                              0.60%                         0.60%
----------------------------------------------------------------------------------------------------
Other Expenses                                         0.14%                         0.20%
----------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                  1.29%                         1.33%
----------------------------------------------------------------------------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)          INTERMEDIATE BOND FUND      LIMITED MATURITY BOND FUND
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                    None                          None
----------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)                0.75%                         0.75%
----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                    None                          None
----------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                     None                          None
----------------------------------------------------------------------------------------------------
Exchange Fee                                           None                          None
----------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



Investment Advisory Fees                               0.55%                         0.45%(2)
----------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                              0.60%                         0.60%
----------------------------------------------------------------------------------------------------
Other Expenses                                         0.13%                         0.14%
----------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                     1.28%                         1.19%(2)
----------------------------------------------------------------------------------------------------



                                                              FIXED INCOME FUNDS

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)                 TOTAL RETURN ADVANTAGE FUND        ULTRA SHORT BOND FUND
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                              None                           None
-------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)                         0.75%                           0.75%
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                              None                           None
-------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                               None                           None
-------------------------------------------------------------------------------------------------------------
Exchange Fee                                                     None                           None
-------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



Investment Advisory Fees                                        0.55%(2)                        0.40%
-------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                       0.60%                           0.60%
-------------------------------------------------------------------------------------------------------------
Other Expenses                                                  0.16%                           0.14%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                              1.31%(2)                        1.14%
-------------------------------------------------------------------------------------------------------------


(1) A contingent deferred sales charge is charged only with respect to Class R Shares redeemed prior to eighteen months from the date of purchase.

(2) The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were:


                                                ADVISORY               TOTAL
FUND                                              FEES               EXPENSES
Government Mortgage Fund                          0.40%                1.22%
Limited Maturity Bond Fund                        0.35%                1.10%
Total Return Advantage Fund                       0.40%                1.18%


The Adviser expects to continue waiving a portion of its advisory fees for these Funds during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


                                                ADVISORY               TOTAL
FUND                                              FEES               EXPENSES
Government Mortgage Fund                          0.40%                1.20%
Limited Maturity Bond Fund                        0.35%                1.09%
Total Return Advantage Fund                       0.40%                1.16%

The Adviser intends to waive 0.10% of its advisory fee for the Bond Fund during the current fiscal year to the extent necessary to maintain the stated Total Annual Fund Operating Expenses for Class R Shares at 1.19%. These fee waivers are voluntary and may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser, Sub-Advisers and Investment Teams" and "Distribution of Fund Shares."

FIXED INCOME FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Allegiant Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                 1 YEAR     3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------------------
BOND FUND
   Class R Shares(1)              $206       $409        $708       $1,556
   Class R Shares(2)               131        409         708        1,556
----------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND
   Class R Shares(1)              $212       $428        $739       $1,624
   Class R Shares(2)               137        428         739        1,624
----------------------------------------------------------------------------
INTERMEDIATE BOND FUND
   Class R Shares(1)              $205       $406        $702       $1,545
   Class R Shares(2)               130        406         702        1,545
----------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
   Class R Shares(1)              $196       $378        $654       $1,443
   Class R Shares(2)               121        378         654        1,443
----------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
   Class R Shares(1)              $208       $415        $718       $1,579
   Class R Shares(2)               133        412         718        1,579
----------------------------------------------------------------------------
ULTRA SHORT BOND FUND
   Class R Shares(1)              $191       $362        $628       $1,386
   Class R Shares(2)               116        362         628        1,386
----------------------------------------------------------------------------


(1)   If you sell your shares at the end of the period.

(2)   If you do not sell your shares at the end of the period.

                     This page is intentionally left blank.

MONEY MARKET FUND

ALLEGIANT MONEY MARKET FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      High current income consistent with stability of principal while maintaining liquidity

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

      PRINCIPAL RISKS

      Interest rate risk, credit risk, counterparty risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality, short-term, U.S. dollar denominated money market securities, including certificates of deposit, time deposits and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a sovereign debt rating in the highest short-term rating category by at least two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has rated such debt, then by that NRSRO (or, if unrated, determined by the Adviser to be of comparable quality).

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser. The Fund invests at least 95% of its total assets in securities rated in the highest rating category by one or more NRSROs or, if unrated, determined by the Adviser to be of comparable quality.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                               MONEY MARKET FUND

                                                     ALLEGIANT MONEY MARKET FUND

PERFORMANCE INFORMATION

Class R Shares of the Fund had not commenced operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


         5.61%  5.09%  5.22%  5.11%  4.76%  6.05%  3.66%  1.22%  0.53%  0.71%
--------------------------------------------------------------------------------
         1995   1996   1997   1998   1999   2000   2001   2002   2003   2004


                         Best Quarter   1.56%  (9/30/00)
                         Worst Quarter  0.10%  (6/30/04)


The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 1.03%.


THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004.


------------------------------------------------------------------------
CLASS A SHARES                      1 YEAR         5 YEARS      10 YEARS
------------------------------------------------------------------------
Allegiant Money Market Fund          0.71%          2.41%         3.77%
------------------------------------------------------------------------


FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT www.allegiantfunds.com. THE FUND'S YIELD APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES


See page 66 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

MONEY MARKET FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                              MONEY MARKET FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                                  None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)                              0.75%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                                  None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                                   None
--------------------------------------------------------------------------------
Exchange Fee                                                         None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees(2)                                          0.35%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                            0.60%
--------------------------------------------------------------------------------
Other Expenses                                                       0.12%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                                1.07%
--------------------------------------------------------------------------------


(1) A contingent deferred sales charge is charged only with respect to Class R shares redeemed prior to eighteen months from the date of purchase.

(2) The Adviser waived a portion of its advisory fees for the Fund during the last fiscal year. After this fee waiver, the Fund's Investment Advisory Fees were 0.25% and Total Annual Fund Operating Expenses were 0.98%. The Adviser expects to continue waiving a portion of its advisory fees for the current fiscal year. After this fee waiver, the Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be 0.25% and 0.97%, respectively. This fee waiver is voluntary and may be revised or discontinued at any time.


      For more information about these fees, see "Investment Adviser, Sub-Advisers and Investment Teams" and "Distribution of Fund Shares."


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
MONEY MARKET FUND
   Class R Shares(1)                        $184     $ 340      $ 590   $ 1,306
   Class R Shares(2)                         109       340        590     1,306
--------------------------------------------------------------------------------


(1)   If you sell your shares at the end of the period.

(2)   If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Allegiant Funds in which they may invest, (i.e., the Allegiant International Equity, Allegiant Large Cap Growth, Allegiant Large Cap Value, Allegiant Small Cap Growth, Allegiant Small Cap Value, Allegiant Bond, Allegiant Intermediate Bond and Allegiant Money Market Funds). A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information, which is available on the Funds' website. The following chart indicates the specific types of investments in which each Fund primarily invests.

                                                     Initial                    Fixed      Exchange
                                         Equity       Public    Convertible     Income      Traded    Government
                                       Securities   Offerings   Securities    Securities     Funds    Securities
----------------------------------------------------------------------------------------------------------------
Allegiant International Equity Fund        o                                                  o
----------------------------------------------------------------------------------------------------------------
Allegiant Large Cap Core
Equity Fund                                o                                                  o
----------------------------------------------------------------------------------------------------------------
Allegiant Large Cap Growth Fund            o                                                  o
----------------------------------------------------------------------------------------------------------------
Allegiant Large Cap Value Fund             o                                                  o
----------------------------------------------------------------------------------------------------------------
Allegiant Mid Cap Growth Fund              o                                                  o
----------------------------------------------------------------------------------------------------------------
Allegiant Mid Cap Value Fund               o                                                  o
----------------------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small
Cap Core Fund                              o
----------------------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small
Cap Growth Fund                            o             o
----------------------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small
Cap Value Fund                             o
----------------------------------------------------------------------------------------------------------------
Allegiant S&P 500 Index Fund               o                                                  o
----------------------------------------------------------------------------------------------------------------
Allegiant Small Cap Core Fund              o                                                  o
----------------------------------------------------------------------------------------------------------------
Allegiant Small Cap Growth Fund            o                                                  o
----------------------------------------------------------------------------------------------------------------
Allegiant Small Cap Value Fund             o                                                  o
----------------------------------------------------------------------------------------------------------------
Allegiant Aggressive Allocation Fund       o                                      o                       o
----------------------------------------------------------------------------------------------------------------
Allegiant Balanced Allocation Fund         o                         o            o           o           o
----------------------------------------------------------------------------------------------------------------
Allegiant Conservative
Allocation Fund                            o                                      o                       o
----------------------------------------------------------------------------------------------------------------
Allegiant Bond Fund                                                               o           o           o
----------------------------------------------------------------------------------------------------------------
Allegiant Government
Mortgage Fund                                                                     o           o           o
----------------------------------------------------------------------------------------------------------------
Allegiant Intermediate Bond Fund                                                  o           o           o
----------------------------------------------------------------------------------------------------------------
Allegiant Limited Maturity
Bond Fund                                                                         o           o           o
----------------------------------------------------------------------------------------------------------------
Allegiant Total Return
Advantage Fund                                                                    o           o           o
----------------------------------------------------------------------------------------------------------------
Allegiant Ultra Short Bond Fund                                                   o           o           o
----------------------------------------------------------------------------------------------------------------
Allegiant Money Market Fund                                                       o           o           o
----------------------------------------------------------------------------------------------------------------

                                                    High-Yield     Asset-     Mortgage-
                                       Repurchase  Lower Rated     Backed       Backed    Foreign
                                       Agreements   Securities   Securities   Securities Securities
---------------------------------------------------------------------------------------------------
Allegiant International Equity Fund                                                          o
---------------------------------------------------------------------------------------------------
Allegiant Large Cap Core
Equity Fund
---------------------------------------------------------------------------------------------------
Allegiant Large Cap Growth Fund
---------------------------------------------------------------------------------------------------
Allegiant Mid Cap Growth Fund
---------------------------------------------------------------------------------------------------
Allegiant Mid Cap Value Fund
---------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small
Cap Core Fund
---------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small
Cap Growth Fund
---------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small
Cap Value Fund
---------------------------------------------------------------------------------------------------
Allegiant S&P 500 Index Fund
---------------------------------------------------------------------------------------------------
Allegiant Small Cap Core Fund
---------------------------------------------------------------------------------------------------
Allegiant Small Cap Growth Fund
---------------------------------------------------------------------------------------------------
Allegiant Small Cap Value Fund
---------------------------------------------------------------------------------------------------
Allegiant Aggressive Allocation Fund                                 o            o          o
---------------------------------------------------------------------------------------------------
Allegiant Balanced Allocation Fund                                   o            o          o
---------------------------------------------------------------------------------------------------
Allegiant Conservative
Allocation Fund                                                      o            o          o
---------------------------------------------------------------------------------------------------
Allegiant Bond Fund                                                  o            o
---------------------------------------------------------------------------------------------------
Allegiant Government
Mortgage Fund                                                        o            o
---------------------------------------------------------------------------------------------------
Allegiant Intermediate Bond Fund                                     o            o
---------------------------------------------------------------------------------------------------
Allegiant Limited Maturity
Bond Fund                                                            o            o
---------------------------------------------------------------------------------------------------
Allegiant Total Return
Advantage Fund                                          o            o            o
---------------------------------------------------------------------------------------------------
Allegiant Ultra Short Bond Fund                                      o            o
---------------------------------------------------------------------------------------------------
Allegiant Money Market Fund                o
---------------------------------------------------------------------------------------------------

EQUITY SECURITIES

Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

INITIAL PUBLIC OFFERINGS


An IPO is a company's first offering of stock to the public. IPOs involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Because the availability of securities issued in an IPO is normally limited, the Adviser may face conflicts of interest in allocating investment opportunities among the Fund and other accounts managed by the Adviser. The Adviser's IPO allocation decisions may be more or less advantageous to the Fund.


CONVERTIBLE SECURITIES

Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

EXCHANGE-TRADED FUNDS


Each Fund (except the Aggressive Allocation Fund and Conservative Allocation
Fund) may invest in various types of exchange-traded funds ("ETFs"). ETFs own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent a Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees. ETFs include iSharesSM, Standard & Poor's Depositary Receipts(TM) ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. The Investment Company Act of 1940, as amended ("1940 Act"), limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with Securities and Exchange Commission ("SEC") exemptive relief granted to such ETFs.

GOVERNMENT SECURITIES

As part of their principal investment strategies, each of the Allegiant Balanced Allocation Fund, Allegiant Bond Fund, Allegiant Intermediate Bond Fund, Allegiant Limited Maturity Bond Fund, Allegiant Ultra Short Bond Fund, Allegiant Total Return Advantage Fund, Allegiant Aggressive Allocation Fund, Allegiant Conservative Allocation Fund, Allegiant Government Mortgage Fund and Allegiant Money Market Fund may invest in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

REPURCHASE AGREEMENTS

Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

ASSET-BACKED SECURITIES

Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Allegiant Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Allegiant Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Allegiant Funds) is the central theme of Allegiant's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Allegiant Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Allegiant Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Allegiant Funds directly. By investing in the Underlying Allegiant Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Allegiant Funds held by the Funds, but also expenses of the Funds.

Each Underlying Allegiant Fund is offered for sale by and described in this prospectus.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that the Funds use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. The Money Market Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes. A Fund will use these strategies only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in the Statement of Additional Information.

Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The S&P 500 Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Stock Price Index. Each other Equity Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies.

Allegiant has obtained an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Allegiant and Allegiant Advantage Fund. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by Allegiant are limited to investments in the Allegiant Money Market Fund, in accordance with each such Fund's investment policies.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
                                  EQUITY FUNDS
--------------------------------------------------------------------------------
FUND                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
International Equity Fund      Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in common stocks of
                               foreign companies
--------------------------------------------------------------------------------
Large Cap Core Equity Fund     Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in common stocks
--------------------------------------------------------------------------------
Large Cap Growth Fund          Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in growth-oriented
                               common stocks of large cap companies
--------------------------------------------------------------------------------
Large Cap Value Fund           Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in value-oriented
                               common stocks of large cap companies
--------------------------------------------------------------------------------
Mid Cap Growth Fund            Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in growth-oriented
                               common stocks of mid cap companies
--------------------------------------------------------------------------------
Mid Cap Value Fund             Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in value-oriented
                               common stocks of mid cap companies
--------------------------------------------------------------------------------

Multi-Factor Small Cap
Core Fund                      Investors seeking long-term capital appreciation
                               who are willing to accept the risks of investing
                               in a fund that invests primarily in securities
                               of small capitalization companies
--------------------------------------------------------------------------------
Multi-Factor Small Cap
Growth Fund                    Investors seeking long-term capital appreciation
                               who are willing to accept the risks of investing
                               in a fund that invests primarily in
                               growth-oriented securities of small
                               capitalization companies with prospects for
                               accelerated earnings or revenue growth relative
                               to the broader stock market
--------------------------------------------------------------------------------
Multi-Factor Small Cap
Value Fund                     Investors seeking long-term capital appreciation
                               who are willing to accept the risks of investing in a fund that invests primarily in value-oriented securities of small capitalization companies

--------------------------------------------------------------------------------
S&P 500 Index Fund             Investors seeking returns similar to those of
                               the S&P 500 Composite Stock Price Index who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in common stocks
--------------------------------------------------------------------------------
Small Cap Core Fund            Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in common stocks of
                               small cap companies
--------------------------------------------------------------------------------
Small Cap Growth Fund          Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in growth-oriented
                               common stocks of small cap companies
--------------------------------------------------------------------------------
Small Cap Value Fund           Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in value-oriented
                               common stocks of small cap companies
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------
FUND                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Aggressive Allocation Fund     Investors seeking capital growth with the
                               potential for above average total returns (as
                               measured by the returns of the S&P 500 Composite
                               Stock Price Index) who are willing to accept the
                               risks of investing in a fund that may allocate a
                               high percentage of its assets in Underlying
                               Allegiant Funds that focus their investments in
                               equity securities
--------------------------------------------------------------------------------
Balanced Allocation Fund       Investors seeking broad diversification by asset
                               class and style to manage risk and provide the
                               potential for above average total returns (as
                               measured by the returns of the S&P 500 Composite
                               Stock Price Index and the Lehman U.S. Aggregate
                               Bond Index)
--------------------------------------------------------------------------------
Conservative Allocation Fund   Investors seeking current income with the
                               potential for above average total returns (as
                               measured by the returns of the Lehman
                               Intermediate U.S. Government/Credit Bond Index)
                               who are willing to accept the risks of investing
                               in a fund that may allocate a high percentage of
                               its assets in Underlying Allegiant Funds that
                               focus their investments in fixed income
                               securities
--------------------------------------------------------------------------------

                               FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FUND                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Bond Fund                      Investors seeking current income who are willing
                               to accept the risks of investing in a fund that
                               invests primarily in fixed income securities
--------------------------------------------------------------------------------
Government Mortgage Fund       Investors seeking current income who are
                               interested in the lower credit risk associated
                               with a fund that invests primarily in U.S.
                               government fixed income securities
--------------------------------------------------------------------------------
Intermediate Bond Fund         Investors seeking current income who are willing
                               to accept the risks of investing in a fund that
                               invests primarily in intermediate term fixed
                               income securities
--------------------------------------------------------------------------------
Limited Maturity Bond Fund     Investors seeking current income who are seeking
                               to minimize share price volatility relative to
                               our other fixed income funds and who are willing
                               to accept the risks of investing in a fund that
                               invests primarily in shorter term fixed income
                               securities
--------------------------------------------------------------------------------
Total Return Advantage Fund    Investors seeking total return with less share
                               price volatility than a fund that invests
                               primarily in equity securities who are willing
                               to accept the risks of investing in a fund that
                               invests primarily in fixed income securities
--------------------------------------------------------------------------------
Ultra Short Bond Fund          Investors seeking high current income but who
                               desire the relative safety of investing in a
                               fund that invests primarily in shorter term
                               investment quality debt securities
--------------------------------------------------------------------------------

                                MONEY MARKET FUND
--------------------------------------------------------------------------------
FUND                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Money Market Fund              Investors seeking current income and reduced
                               risk through a widely diversified money market
                               portfolio
--------------------------------------------------------------------------------

INVESTMENT ADVISER, SUB-ADVISERS AND INVESTMENT TEAMS

Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2005, the Adviser had approximately $25 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.


SUB-ADVISERS

Polaris, an SEC registered investment adviser, serves as Sub-Adviser to a portion of the assets of the Allegiant International Equity Fund. Since 1995, Polaris has served as a global and international equity manager, serving the investment needs of pension plans, endowment funds and institutional and individual accounts. Polaris is located at 125 Summer Street, Suite 1470, Boston, Massachusetts. As of June 30, 2005, Polaris managed over $764 million in assets. Bernard R. Horn, Jr., Polaris' founder, owns all of the voting interests of Polaris.

As Sub-Adviser, Polaris, under the supervision of the Adviser and Allegiant's Board of Trustees, provides a continuous investment program for the International Value Component of the Allegiant International Equity Fund. For its services, Polaris will receive sub-advisory fees from the Adviser with respect to the portion of assets of the Fund allocated to Polaris at the annual fee rates of 0.35% of the first $125 million of assets managed, 0.40% of assets managed between $125 million and $200 million and 0.50% of assets managed over $200 million.

Investment Counselors, an SEC-registered investment adviser, serves as Sub-Adviser to the Allegiant Small Cap Core Fund. Investment Counselors, founded in 1968, is an investment management firm that provides investment supervisory services to its clients. Investment Counselors is a wholly owned subsidiary of National City Bank. Investment Counselors is located at 100 South Brentwood, Suite 100, St. Louis, Missouri, 63105. As of June 30, 2005, Investment Counselors managed over $733 million in assets.


As Sub-Adviser, Investment Counselors assists the Adviser in providing a continuous investment program for the Allegiant Small Cap Core Fund. For its services, Investment Counselors will receive sub-advisory fees from the Adviser at an annualized rate of 0.50% of the average daily net assets of the Fund.

POLARIS INVESTMENT PERFORMANCE

POLARIS INTERNATIONAL EQUITY COMPOSITE PERFORMANCE RESULTS

------------------------------------------------------------------------------------------------------------------------------------
            GROSS ANNUAL   NET ANNUAL
              COMPOSITE    COMPOSITE                                                                        PERCENTAGE
             PERFORMANCE  PERFORMANCE   MSCI    NUMBER           COMPOSITE  DISPERSION              U.S.      OF FIRM   TOTAL FIRM
YEAR (AS OF    RESULTS      RESULTS     EAFE      OF     AW STD   EW STD       HIGH       LOW     DOLLARS     ASSETS     ASSETS
DECEMBER 31)      %            %        (%)    ACCOUNTS    (%)      (%)        (%)        (%)    (MILLIONS)     (%)     (MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
   2004         29.61        28.51      20.70     9        0.7      2.8        30.7       22.6     $139.6       29        $484.6
   2003         53.63        52.29      39.17     6        2.5      7.0        55.4       36.8      $52.0       22        $237.2
   2002          6.27         5.27     (15.66)    5        0.4      1.5        10.1        6.0      $32.1       18        $174.4
   2001         (0.29)       (1.17)    (21.21)    5        1.3      1.5         0.8       (3.6)     $29.7       26        $113.7
   2000         (5.26)       (5.72)    (13.96)    5        1.2      2.2        (2.5)      (6.8)     $23.2       26         $87.9
   1999         21.52        21.26      27.30     7        2.2      7.2        39.6        7.4      $26.6       29         $92.7
   1998         (5.88)       (6.45)     20.33     8        2.1      2.7        (3.2)     (11.5)     $24.1       29         $84.8
   1997         10.93         9.86       2.06     7        2.0      2.6        14.3        7.3       $7.1       13         $52.9
   1996         24.00        22.79       6.36     5        N.A.     N.A.       26.2       23.0       $4.1       13         $31.0
   1995         19.01        17.86      11.85     3        N.A.     N.A.       20.9       14.3       $1.2        7         $17.8
   1994          0.50        (0.17)      8.15     5        1.5      1.0         1.7       (2.4)      $3.9       --            --
   1993         26.69        25.89      33.29     5        1.9      1.0        28.2       22.9       $3.9       --            --
   1992          6.39         5.71     (11.36)    5        1.9      1.0         9.4        3.4       $3.1       --            --
   1991          5.81         5.15      13.01     5        3.4      2.9        12.2        4.0       $2.8       --            --
   1990         (4.57)       (5.54)    (22.77)    5        N.A.     N.A.       (1.5)      (4.8)      $2.6       --            --
   1989         25.77        24.56      10.93     4        N.A.     N.A.       31.1       20.4       $0.8       --            --
   1988         16.00        14.87      28.90     4        N.A.     N.A.       20.7       11.3       $0.6       --            --
   1987          1.44         0.46      24.53     4        N.A.     N.A.       10.0        0.4       $0.5       --            --
   1986         49.23        47.77      69.76     1        N.A.     N.A.       57.0       47.6       $0.5       --            --
   1985         33.53        32.22      56.79     2        N.A.     N.A.       33.0       33.0       $0.3       --            --
   1984          6.36         5.83       5.89     2                                              $155,797       --            --
------------------------------------------------------------------------------------------------------------------------------------

NOTES:

1. Polaris Capital Management, Inc. ("Polaris") is a registered investment adviser.

2. Polaris has prepared and presented this report in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(R)), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS(R)). AIMR has not been involved in the preparation or review of this report.

3. The International Equity Composite contains fully discretionary international equity accounts and for comparison purposes is measured against the MSCI EAFE Index. Returns include the effect of foreign currency exchange rates.

4. Results are based on fully discretionary accounts under management, including those accounts no longer with the firm. Non-fee-paying accounts are not included in this composite.

5. Composite performance is presented net of foreign withholding taxes. Additional information regarding the percentage of the composite, which may not be invested in countries or regions included in the index, is available upon request by contacting Kelly Chase at kchase@polariscapital.com.

6. Returns are presented gross and net of management fees and include the reinvestment of all income. Net returns represent gross returns reduced by investment advisory fees and other expenses that may be incurred in the management of the account. The management fee schedule is as follows:

                ASSETS FROM         UP TO:           FEE PER ANNUM
              ----------------------------------------------------
                    0              $25 million           1.00%
              ----------------------------------------------------
                $25 million        $50 million           0.75%
              ----------------------------------------------------
                $50 million       $1.5 billion           0.60%
              ----------------------------------------------------
               $1.5 billion       $3.0 billion           0.55%
              ----------------------------------------------------
               greater than       $3.0 billion           0.50%
              ----------------------------------------------------

7. Performance presented prior to April 1, 1995 occurred while the Portfolio Manager was affiliated with a prior firm and the Portfolio Manager was the only individual responsible for selecting the securities to buy and sell. An independent verification firm is currently performing an examination of this track record; an independent Verifier's Report will be available upon request. The presentation conforms to AIMR-PPS(R) guidelines regarding the portability of investment results.

8. The U.S. dollar is the currency used to express performance. Trade date is used for the valuation. Leverage and derivatives are not used in this composite.

9. The International Equity Composite was created April 1, 1995. Polaris maintains a complete list and description of composites, which is available upon request by contacting Kelly Chase at kchase@polariscapital.com.

10. The annual composite dispersion presented is an asset-weighted ("AW STD") and equal-weighted ("EW STD") standard deviation calculated for the accounts in the composite for the entire year. The "High" dispersion represents the highest return and the "Low" dispersion represents the lowest return.

11. Results shown for the year 1984 represent partial period performance from July 1, 1984 through December 31, 1984.

12. "N.A." is used where information is not statistically meaningful due to an insufficient number of portfolios in the composite for the entire year.

13. Compliance with the AIMR-PPS is currently being verified firmwide by Ashland Partners & Company LLP from April 1, 1995 through December 31, 2004. In addition, a performance examination was conducted on the International Equity Composite beginning July 1, 1984.

14.   Past performance is not indicative of future results.

INVESTMENT COUNSELORS' INVESTMENT PERFORMANCE

Although the Allegiant Small Cap Core Fund has limited prior performance history, the small cap equity team at Investment Counselors has substantial experience in managing accounts that focus on small cap issuers. Investment Counselors manages separate accounts with a small cap orientation having investment objectives, policies and strategies that are substantially similar to the Allegiant Small Cap Core Fund.

The tables below show the annual returns and long-term performance record established by Investment Counselors while managing client accounts. Please note that the performance results shown are those of Investment Counselors and not the investment results of the Allegiant Small Cap Core Fund. The results are not intended to predict or suggest the return to be experienced by the Fund or the return an individual investor might achieve by investing in the Fund.

The Allegiant Small Cap Core Fund's results may be different from the composite performance figures shown due to, among other things, differences in fees and expenses. The composite performance figures reflect the deduction of all advisory fees and trading costs, but do not reflect custody fees, which are paid by clients directly. The overall expenses of Investment Counselors' client accounts are generally lower than those experienced by Fund shareholders and therefore, the performance of the Fund would generally be lower. The Fund's results also may be different because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable securities and tax laws that, if applicable, could have adversely affected the performance of the client accounts. In addition, the securities held by the Fund will not be identical to the securities held by these accounts.

Included for comparison purposes are performance figures of the Russell 2000 Index, an unmanaged market index. Investors cannot invest directly in the index. The returns of the Russell 2000 Index reflect the reinvestment of dividends and distributions, but do not reflect the deduction of any fees, expenses or taxes.

INVESTMENT COUNSELORS SMALL CAP EQUITY COMPOSITE PERFORMANCE RESULTS

----------------------------------------------------------------------------------------------------------------------
                                 ANNUAL                                                            PERCENTAGE
   YEAR                           TOTAL    RUSSELL       NUMBER     COMPOSITE    TOTAL ASSETS AT     OF FIRM     TOTAL
  (AS OF                         RETURN   2000 INDEX       OF       DISPERSION    END OF PERIOD      ASSETS      FIRM
DECEMBER 31)                      (%)        (%)       PORTFOLIOS      (%)         (MILLIONS)         (%)       ASSETS
----------------------------------------------------------------------------------------------------------------------
    1995                          26.0       28.4          2           0.00          $ 35.0            26       $136.4
    1996                          23.9       16.5          1           0.00          $ 41.0             8       $521.4
    1997                          27.9       22.3          2           0.00          $ 62.0            12       $512.2
    1998                           4.9       -2.6          3           0.32          $ 68.0            11       $592.1
    1999                          11.9       21.3          2           0.22          $ 65.4            11       $591.0
    2000                           3.4       -3.0          2           0.16          $ 36.4             7       $527.3
    2001                          -4.6        2.5          2           0.06          $ 34.5             9       $405.4
    2002                         -15.1      -20.5          3           0.15          $ 29.3             8       $350.9
    2003                          52.2       47.3          3           2.06          $  2.4             1       $459.5
    2004                         21.43      18.32          5           1.40          $171.3            26       $659.9

ANNUALIZED RETURNS (AS OF DECEMBER 31, 2004)

--------------------------------------------------------------------------------
                                    INVESTMENT COUNSELORS
                                 SMALL CAP EQUITY COMPOSITE   RUSSELL 2000 INDEX
--------------------------------------------------------------------------------
1 Year                                     21.43%                   18.32%
5 Year                                      9.48%                   16.62%
10 Year                                    14.20%                   11.55%

NOTES:

1. Investment Counselors is an investment management firm that provides investment advisory services to its clients. Investment Counselors is an equity, fixed income and balanced portfolio investment manager that invests solely in U.S.-based securities.

2. Investment Counselors has prepared and presented the above data in compliance with the AIMR Performance Presentation Standards
      (AIMR-PPS(TM)), the U.S. and Canadian version of Global Investment Performance Standards (GIPS(TM)). AIMR has not been involved in the preparation or review of this data or with Investment Counselors' claim of compliance. This method of calculating performance differs from the Securities and Exchange Commission's standardized methodology which may produce different results.

3. The results shown above are of all discretionary, fee-paying accounts with investment objectives, policies and strategies substantially similar to those of the Allegiant Small Cap Core Fund and include both active and closed accounts.

4. Performance figures are presented net of investment management and brokerage fees, and are negatively affected by the amount of the fees. Investment Counselors' Small Cap Equity average weighted annual management fee is 0.50% of average net assets.

5. There have been no changes in personnel responsible for the investment management process of this composite and no alteration of the composite for any reason. No selective periods of performance have been utilized. Results from all accounts have been continuous from the first full month under Investment Counselors' management to present or last full month under Investment Counselors' management. Composites are valued on a monthly basis and are geometrically linked. Valuations and returns are computed and stated in U.S. Dollars and are computed using a time-weighted rate of return. The composite is asset weighted using beginning-of-period weightings. Accrual accounting is used for fixed income securities. Trade date is used for the valuation. Leverage and derivatives were not used in the portfolios included in the composite.


6. Investment Counselors' Small Cap Equity Composite was created on December 31, 1993. The composite is defined to include three (3) fee-paying, discretionary accounts over $500,000 that are managed according to the small cap equity strategy, and does not include wrap-fee accounts. As of December 31, 2004 the composite had $171.3 million in total assets. Investment Counselors' Small Cap Equity Composite results are of 40% of all Investment Counselors' small cap equity portfolios and represent less than 1% of Investment Counselors' total firm assets and of Investment Counselors' discretionary accounts. A complete list of composites and description of Investment Counselors' composites and presentations that adhere to the AIMR-PPSTM standards is available upon request by contacting Lisa Teter at lteter@investmentcounselors.com or by calling (314) 587-7734.


7. AIMR standard composites represent 100% of discretionary and 99.5% of total firm assets.

8. The dispersion of annual returns is measured by the standard deviation across asset-weighted portfolio returns represented with the composite for the full year.

9. Past performance is no guarantee of future results. Products and services offered by Investment Counselors are subject to investment risks, including the possible loss of the principal invested. Products and services offered by Investment Counselors are not insured by the FDIC and are not deposits or other obligations of National City Bank, and are not guaranteed by National City Bank.

PRIOR PERFORMANCE INFORMATION FOR THE EQUITY INVESTMENT MANAGEMENT TEAM

The principal portfolio managers of the Equity Investment Management Team are Lawrence E. Eakin, Jr. and Christopher H. Wiles, CFA. They have the primary responsibility for the day-to-day management of the Large Cap Core Equity and Large Cap Growth Funds. The Equity Investment Management Team has substantial experience in managing investment companies that focus on large cap issuers. While employed at Strong Capital Management, Inc. and Rockhaven Asset Management, LLC, the Equity Investment Management Team was solely responsible for managing two mutual funds each with a large cap orientation having investment objectives, policies and strategies that are substantially similar, respectively, to the Allegiant Large Cap Core Equity Fund (the "Similar Core Equity Fund") and Allegiant Large Cap Growth Fund (the "Similar Growth Fund" and together with the Similar Core Equity Fund, the "Similar Funds").

Before joining the Equity Investment Management Team at Allegiant, Mr. Eakin co-managed the Similar Growth Fund and Similar Core Equity Fund (each as defined below). Mr. Eakin joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Eakin served as Rockhaven's director of research since he joined the firm in February 1997. While at Rockhaven, he co-managed the Similar Growth Fund's predecessor, the Rockhaven Premier Fund and the Similar Core Equity Fund's predecessor, the Rockhaven Fund, since 2001. Mr. Eakin received his bachelor's degree in computer application information systems from Clarion University in 1986 and his master's degree in investment finance from Duquesne University in 1993.

Before joining the Equity Investment Management Team at Allegiant, Mr. Wiles co-managed the Similar Growth Fund and Similar Core Equity Fund and has earned the right to use the Chartered Financial Analyst designation. Mr. Wiles joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong Mr. Wiles was the President and Founder of Rockhaven, an investment advisory firm. While at Rockhaven, he co-managed the Similar Growth Fund's predecessor, the Rockhaven Premier Fund and the Similar Core Equity Fund's predecessor, the Rockhaven Fund, since their inception in November 1997. He received his associate's degree in finance at Penn State University in 1979, his bachelor's degree in finance at Youngstown State University in 1982, and his master's of business administration degree from Cleveland State University in 1984.

The bar charts and the performance tables below show the returns for Class A Shares of the Similar Core Equity Fund and Investor Class Shares of the Similar Growth Fund for certain periods ended December 31, 2003. The information also provides some indication of the risks of investing in the Similar Funds by showing how each Similar Fund's average annual returns, which reflect Similar Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. The information assumes that you reinvested all dividends and distributions.

Please keep in mind that the past performance of each Similar Fund, before and after taxes, does not represent how the Funds will perform. Returns of the Funds may differ from those of the Similar Funds due, among other things, to differences in operating expenses between the Similar Funds and the respective Funds.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Investor Class -
Similar Growth Fund         14.83%  52.14%(1)   3.35%    -8.97%  -18.09%  25.41%

Class A -
Similar Core Equity Fund    11.88%  24.84%     -1.46%   -10.72%  -14.44%  22.93%
--------------------------------------------------------------------------------
                             1998    1999       2000      2001     2002    2003

(1) The Investor Class -- Similar Growth Fund's calendar year total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.

BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)

FUND NAME                             BEST QUARTER RETURN   WORST QUARTER RETURN
--------------------------------------------------------------------------------
Similar Growth Fund                   29.98% (4th Q 1999)   -13.18% (2nd Q 2002)
Similar Core Equity Fund              19.95% (4th Q 1999)   -13.18% (2nd Q 2002)

                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 12-31-03

FUND/INDEX                                           1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------------------------
SIMILAR CORE EQUITY FUND(1)

Class A

   Return Before Taxes                               14.68%    1.72%     3.75%

   Return After Taxes on Distributions               14.64%    0.63%     2.75%

   Return After Taxes on Distributions
   And Sale of Fund Shares                            9.57%    0.95%     2.73%
--------------------------------------------------------------------------------

S&P 500 Composite Stock Price Index(2)
(reflects no deduction
for fees, expenses, or taxes)                        28.67%   -0.57%     4.29%

--------------------------------------------------------------------------------
Lipper Large Cap Core Funds Index(3)
(reflects no deduction for fees, expenses,
or taxes)                                            24.80%   -1.08%     3.83%
--------------------------------------------------------------------------------

SIMILAR GROWTH FUND(4)

Investor Class

   Return Before Taxes                               24.16%    8.01%     9.06%

   Return After Taxes on Distributions               24.13%    6.41%     7.58%

   Return After Taxes on Distributions
   And Sale of Fund Shares                           15.70%    6.01%     7.02%
--------------------------------------------------------------------------------

S&P 500 Composite Stock Price Index(2)
(reflects no
deduction for fees, expenses,
or taxes)                                            28.67%   -0.57%     4.29%

--------------------------------------------------------------------------------
Russell 1000 Growth Index(5)
(reflects no deduction for fees,
expenses, or taxes)                                  29.75%   -5.11%     1.49%
--------------------------------------------------------------------------------
Lipper Large Cap Core Funds Index(3)
(reflects no deduction for fees,
expenses, or taxes)                                  24.80%   -1.08%     3.83%
--------------------------------------------------------------------------------

(1) The Similar Core Equity Fund, the Strong Advisor Large Company Core Fund, commenced operations on November 3, 1997.


(2) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

(3) The Lipper Large Cap Core Funds Index is the average of the 30 largest funds in the Lipper category.


(4) The Similar Growth Fund, the Strong Large Company Growth Fund, commenced operations on November 3, 1997.


(5) The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on market capitalization.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Unlike the bar chart, the performance table reflects the impact of the maximum initial sales charge, which was first charged on November 30, 2000 for the Similar Core Equity Fund. No sales charge is imposed on reinvested dividends and distributions. The Similar Growth Fund does not impose any sales charges on purchases.

The table below shows the management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal year ended May 31, 2005:

                                                                                               ADVISORY FEES PAID AS
                                                                                               A PERCENTAGE OF AVERAGE
                                                                                            NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                        MANAGEMENT TEAM                                ENDED MAY 31, 2005
--------------------------------------------------------------------------------------------------------------------------
International Equity Fund             International Equity Investment Management Team,
                                                    Polaris(sub-adviser)                              1.00%
--------------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund                    Equity Investment Management Team                       0.75%
--------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                         Equity Investment Management Team                       0.75%
--------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                       Value Equity Investment Management Team                    0.75%
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                      Structured Equity Investment Management Team                 0.45%
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                        Mid-Value Equity Investment Management Team                 0.75%
--------------------------------------------------------------------------------------------------------------------------

Multi-Factor Small Cap Core Fund          Structured Equity Investment Management Team                0.00%
--------------------------------------------------------------------------------------------------------------------------
Multi-Factor Small Cap Growth Fund        Structured Equity Investment Management Team                0.00%
--------------------------------------------------------------------------------------------------------------------------
Multi-Factor Small Cap Value Fund         Structured Equity Investment Management Team                0.00%

--------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                          Quantitative Analysis Management Team                     0.20%
--------------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund                        Core Equity Investment Management Team,
                                             Investment Counselors (sub-adviser)                      1.00%
--------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                   Structured Equity Investment Management Team                  0.55%
--------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                    Small Value Equity Investment Management Team                 1.00%
--------------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Fund                   Asset Allocation  Management Team                        0.00%
--------------------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund                     Asset Allocation  Management Team                        0.75%
--------------------------------------------------------------------------------------------------------------------------
Conservative Allocation Fund                 Asset Allocation  Management Team                        0.00%
--------------------------------------------------------------------------------------------------------------------------
Bond Fund                                   Taxable Fixed Income Management Team                      0.55%
--------------------------------------------------------------------------------------------------------------------------
Government Mortgage Fund                    Taxable Fixed Income Management Team                      0.40%
--------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                      Taxable Fixed Income Management Team                      0.40%
--------------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                  Taxable Fixed Income Management Team                      0.35%
--------------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                 Taxable Fixed Income Management Team                      0.40%
--------------------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund                       Taxable Fixed Income Management Team                      0.20%
--------------------------------------------------------------------------------------------------------------------------
Money Market Fund                           Taxable Money Market Management Team                      0.25%
--------------------------------------------------------------------------------------------------------------------------


A discussion regarding the basis for the Board's approval of the Funds' advisory and sub-advisory agreements are available in the Statement of Additional Information and will be available in the semi-annual report to shareholders for the period ending November 30, 2005.

PORTFOLIO MANAGEMENT TEAMS

------------------------------------------------------------------------------------------------------------------------------------
NAME                                             BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------------


INTERNATIONAL EQUITY INVESTMENT MANAGEMENT TEAM, POLARIS (SUB-ADVISER)
------------------------------------------------------------------------------------------------------------------------------------
Martin Schulz                                    Mr. Schulz is responsible for day-to-day management of the growth portion of the
Director of International Equity Investment      fund.
Years with the Adviser: 8
Industry experience: 11 years                    Mr. Schulz has been with the Adviser since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Bernard R. Horn, Jr.                             Mr. Horn is responsible for the day-to-day management of the value portion of the
President, Polaris Capital Management, Inc.      fund.
(sub-adviser)
Years with the Adviser: less than 1              Mr. Horn has been with Polaris, sub-adviser for the International Equity Fund,
Industry experience: 25 years                    since 1995.
------------------------------------------------------------------------------------------------------------------------------------
Sumanta Biswas                                   Mr. Biswas is responsible for research and assisting in management of the value
Assistant Portfolio Manager,                     portion of the fund.
Polaris Capital Management, Inc. (sub-adviser)
Years with the Adviser: less than 1              Mr. Biswas joined Polaris in 2002. He conducted equity research for Delta Partners
Industry experience: 8 years                     of Boston during 2001. Prior to that, he had served as an officer at the Securities and Exchange Board of India since 1996.

------------------------------------------------------------------------------------------------------------------------------------
EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------

Christopher A. Wiles, CFA                        Shared responsibility for overall management of the fund and decision making on
Managing Senior Director for                     securities entering and leaving the portfolios.
Core and Growth Equity
Years with the Adviser: 1                        Mr. Wiles joined the Adviser in 2004. Mr. Wiles founded Rockhaven Asset
Industry experience: 19 years                    Management in 1997. In 2002, Rockhaven was acquired by Strong Capital
                                                 Management, Inc. where he served as Senior Portfolio Manager until joining the
                                                 Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Lawrence E. Eakin, Jr.                           Shared responsibility for overall management of the fund and decision making on
Senior Director of Large Cap Growth Equity       securities entering and leaving the portfolios.
Years with the Adviser: 1
Industry experience: 9 years                     Mr. Eakin joined the Adviser in 2004. From 2002 to 2004, he was a Co- Portfolio
                                                 Manager of the Strong Large Company Core Fund and Large Company Growth Fund at
                                                 Strong Capital Management, Inc. Prior to that time, he was with Rockhaven Asset
                                                 Management. He had been with Rockhaven Asset Management since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Halloran, CFA                         Responsible for sector analysis.
Large Cap Growth Equity Analyst
Years with the Adviser: 1                        Mr. Halloran joined the Adviser in 2004. He worked at Strong Capital Management,
Industry experience: 5 years                     Inc. as an equity analyst from 2002 to 2004. Prior to that time, he worked at
                                                 Rockhaven Asset Management as an equity analyst. He had been with Rockhaven
                                                 Asset Management since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Joe Famoso                                       Responsible for analysis in the finance, industrial and basic materials sectors.
Analyst
Years with the Adviser: 1                        Prior to joining the Adviser, in 2004, Mr. Famoso served as an analyst
Industry experience: 7 years                     with Mellon Equity Associates. From November 2000 through February 2004, he worked at Strong Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Chren, CFA                            Leadership responsibility for the Allegiant Large Cap Value Fund.
Senior Director for Value Investment
Years with the Adviser: 2                        Mr. Chren most recently worked with INVESCO Capital Management where he
Industry experience: 20 years                    served as Partner/Senior Portfolio Manager. He had been with INVESCO
                                                 Capital Management since 2000.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME                                             BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY INVESTMENT MANAGEMENT TEAM (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
Edward A. Johnson                                Day-to-day analysis of current and potential equity investments.
Equity Analyst
Years with the Adviser: 2                        Prior to joining the Adviser, Mr. Johnson was a founding member of Volaris
Industry experience: 8 years                     Advisors, a derivatives advisory firm in New York specializing in risk and volatility management, which was acquired by Credit Suisse First Boston. He had been with Volaris since 2000.
------------------------------------------------------------------------------------------------------------------------------------
STRUCTURED EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Hitesh Patel, PhD                                Mr. Patel has overall responsibility for quantitative research and portfolio
Director of Structured Equity Strategies         management.
Years with the Adviser: less than 1
Industry Experience: 10 years                    Prior to joining the Adviser in April 2005, Mr. Patel served as Director of
                                                 Quantitative Research at Harris Investment Management, Inc ("HIM"). Mr. Patel had
                                                 been with HIM since 1998.
------------------------------------------------------------------------------------------------------------------------------------
Paul Kleinaitis, CFA                             Mr. Kleinaitis is responsible for portfolio management and investment research.
Senior Portfolio Manager
Years with the Adviser: less than 1              Prior to joining the Adviser in April 2005, Mr. Kleinaitis was a portfolio
Industry Experience: 18 years                    manager for Harris Investment Management, Inc. Mr. Kleinaitis had been with HIM since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Rob Roquitte, CFA                                Mr. Roquitte is responsible for portfolio management.
Senior Portfolio Manager
Years with Adviser: less than 1                  Prior to joining the Adviser in April 2005, Mr. Roquitte was a portfolio manager
Industry Experience: 17 years                    for Harris Investment Management, Inc. Mr. Roquitte had been with HIM since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Steven Greiner, PhD                              Mr. Greiner is responsible for quantitative research and portfolio modeling.
Senior Quantitative Strategist
Years with Adviser: less than 1                  Prior to joining the Adviser in April 2005, Mr. Greiner served as senior
Industry Experience: 25 years                    quantitative strategist at Harris Investment Management, Inc. since 2003. Prior to that, he served as Director of Quantitative Research with Clover Capital
                                                 Management. Mr. Greiner had been with Clover Capital Management since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Chen Chen                                        Ms. Chen is responsible for quantitative research, index strategy research, and
Senior Quantitative Analyst                      structured equity research.
Years with the Adviser: less than 1
Industry Experience: less than 1 year            Prior to joining the Adviser in July 2005, Ms. Chen was a full time student at the University of Illinois at Chicago pursuing a doctorate in Business
                                                 Statistics. It is anticipated that Ms. Chen will earn her doctorate in September
                                                 2005. Ms. Chen earned a Masters Degree from Fudan University in July 2001.
------------------------------------------------------------------------------------------------------------------------------------
MID-VALUE EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Michael E. Santelli, CFA, CPA                    Mr. Santelli is responsible for management of the Allegiant Mid Cap Value Fund.
Senior Director for Value Equity Investment
Years with the Adviser: 10
Industry experience: 15 years                    Mr. Santelli has been with the Adviser since 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alex L. Vallecillo, CFA                          Mr. Vallecillo is responsible for management of the Allegiant Mid Cap Value Fund.
Senior Portfolio Manager
Years with the Adviser: 9
Industry experience: 10 years                    Mr. Vallecillo has been with the Adviser since 1996.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME                                             BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------------
QUANTITATIVE ANALYSIS MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Hitesh Patel, PhD                                Mr. Patel has overall responsibility for quantitative research and portfolio
Director of Structured Equity Strategies         management.
Years with the Adviser: less than 1
Industry Experience: 10 years                    Prior to joining the Adviser in April 2005, Mr. Patel served as Director of
                                                 Quantitative Research at Harris Investment Management, Inc. Mr. Patel had been with
                                                 HIM since 1998.
------------------------------------------------------------------------------------------------------------------------------------
Rita Ontko                                       Ms. Ontko is responsible for analytical support of the fund models.
Quantitative Analyst
Years with the Adviser: 9                        Ms. Ontko has been with the Adviser since 1996.
Industry experience: 11 years
------------------------------------------------------------------------------------------------------------------------------------
Steven Greiner, PhD                              Mr. Greiner is responsible for quantitative research and portfolio modeling.
Senior Quantitative Strategist
Years with Adviser: less than 1                  Prior to joining the Adviser in April 2005, Mr. Greiner served as senior
Industry Experience: 25 years                    quantitative strategist at Harris Investment Management, Inc. since 2003. Prior to that, he served as Director of Quantitative Research with Clover Capital
                                                 Management. Mr. Greiner had been with Clover Capital Management since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Chen Chen                                        Ms. Chen is responsible for quantitative research, index strategy research, and
Senior Quantitative Analyst                      structured equity research.
Years with the Adviser: less than 1
Industry Experience: less than 1 year            Prior to joining the Adviser in July 2005, Ms. Chen was a full time student at the
                                                 University of Illinois at Chicago pursuing a doctorate in Business Statistics.
                                                 It is anticipated that Ms. Chen will earn her doctorate in September 2005. Ms.
                                                 Chen earned a Masters Degree from Fudan University in July 2001.
------------------------------------------------------------------------------------------------------------------------------------
CORE EQUITY INVESTMENT MANAGEMENT TEAM, ALLEGIANT INVESTMENT COUNSELORS (SUB-ADVISER)
------------------------------------------------------------------------------------------------------------------------------------
Gordon A. Johnson                                Mr. Johnson has overall responsibility for the team's investment operations.
President and Chief Investment Officer --
Allegiant Investment Counselors                  Mr. Johnson has been with Investment Counselors, sub-adviser for the Allegiant
Years with the Adviser: 2                        Small Cap Core Fund, since 1985.
Industry experience: 20 years
------------------------------------------------------------------------------------------------------------------------------------
James E. Mineman                                 Mr. Mineman is responsible for coordinating the equity research process for the
Director of Equity Research                      Allegiant Small Cap Core Fund.
Years with the Adviser: 2
Industry experience: 11 years                    Mr. Mineman has been with Investment Counselors, sub-adviser for the Allegiant
                                                 Small Cap Core Fund, since 1994.
------------------------------------------------------------------------------------------------------------------------------------
Peter A. Roy                                     Mr. Roy is responsible for implementing and managing the investment philosophy.
Vice President, Portfolio Manager
Years with the Adviser: 2                        Prior to joining Investment Counselors in 2003, Mr. Roy was a portfolio manager
Industry experience: 8 years                     for Allegiant Trust Company. From 2000 through 2002, he was pursuing his M.B.A.
                                                 at Washington University's Olin School of Business.
------------------------------------------------------------------------------------------------------------------------------------
Lisa A. Teter                                    Ms. Teter is responsible for portfolio management and trading for the Allegiant
Vice President, Portfolio Manager                Small Cap Core Fund.
Years with the Adviser: 2
Industry experience: 11 years                    Ms. Teter has been with Investment Counselors, sub-adviser for the Allegiant Small
                                                 Cap Core Fund, since 1994.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME                                             BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------------
SMALL VALUE EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
John P. Micklitsch                               Mr. Micklitsch is responsible for the management of the Allegiant Small Cap Value
Senior Portfolio Manager of Small Cap Value      Fund.
Equity Investment
Years with the Adviser: 1                        Prior to joining the Adviser in 2004, Mr. Micklitsch was a Co-Manager and Senior
Industry experience: 10 years                    Research Analyst at Fifth Third Asset Management since 2003. Prior to that, he was a Research Analyst and Head Equity Trader at Robert E. Torray & Co. Inc. He
                                                 had been with Robert E. Torray & Co. Inc. since 1996.
------------------------------------------------------------------------------------------------------------------------------------
Ori Elan                                         Prior to joining the Adviser in 2005, Mr. Elan worked for National City
Equity Analyst                                   Corporation as part of the MBA Corporate Associate Program, supporting National
Years with the Adviser: less than 1              Consumer Finance, Charitable and Retirement Services, and Corporate Planning. In
Industry experience: 1 year                      2004, his program rotation concluded with the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Brian L. Stine, CFA                              Mr. Stine is responsible for the management of the Aggressive Allocation, Balanced
Investment Strategist                            Allocation and Conservative Allocation Funds.
Years with the Adviser: 1
Industry Experience: 25 years                    Prior to joining the Adviser in 2004, Mr. Stine was a senior portfolio manager with Smith Graham & Company. Mr. Stine had been with Smith Graham & Company since
                                                 1993.
------------------------------------------------------------------------------------------------------------------------------------
Crystal Stetzy                                   Ms. Stetzy is responsible for analytical support for the Asset Allocation
Strategy Analyst                                 Management Team.
Years with the Adviser: 5
Industry Experience: 5 years                     Ms. Stetzy has been with the Adviser since 2000.
------------------------------------------------------------------------------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Andrew Harding                                   Mr. Harding has primary responsibility for taxable fixed income strategy and
Senior Director for Taxable Fixed Income         performance at the Adviser.
Investments
Years with the Adviser: 5                        Mr. Harding has been with the Adviser since 2000.
Industry experience: 25 years
------------------------------------------------------------------------------------------------------------------------------------
Cynthia D. Cole                                  Ms. Cole is primarily responsible for analyzing and recommending corporate sector
Director of Corporate Bond Investment            investments.
Years with the Adviser: 6
Industry experience: 20 years                    Ms. Cole has been with the Adviser since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Timothy Compan, Jr., CFA                         Mr. Compan has responsibility for corporate bond portfolio management and trading.
Corporate Bond Specialist
Years with the Adviser: 2                        Prior to joining the Adviser in 2003, Mr. Compan was a corporate bond trader for
Industry experience: 5 years                     Goldman Sachs Asset Management. Mr. Compan had been with Goldman Sachs Asset
                                                 Management since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Matthew Downing                                  Mr. Downing has responsibility for fixed income security and portfolio research.
Fixed Income Analyst
Years with the Adviser: 4                        Prior to joining the Adviser in 2001, Mr. Downing was a consultant with
Industry experience: 5 years                     FutureNext Consulting. Mr. Downing had been with FutureNext since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Mark Lozina, CFA                                 Mr. Lozina has day-to-day responsibility for fixed income security and portfolio
Fixed Income Analyst                             research.
Years with the Adviser: 3
Industry experience: 10 years                    Prior to joining the Adviser in 2002, Mr. Lozina was with National City
                                                 Corporation's Equity Sponsor Group. Mr. Lozina had been with National City since
                                                 1999.
------------------------------------------------------------------------------------------------------------------------------------

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is described in the Statement of Additional Information.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class R Shares of the Funds. The Funds may accept or reject any purchase order.

      CLASS R SHARES

      o  NO FRONT-END SALES CHARGE

      o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

      o  12b-1 FEES UP TO 0.60% OF NET ASSETS

      o  NO MINIMUM INITIAL INVESTMENT FOR QUALIFIED PLANS AND THEIR
         PARTICIPANTS

      o  MINIMUM INITIAL INVESTMENT OF $250 FOR INDIVIDUAL INVESTORS

      o MAXIMUM INITIAL OR SUBSEQUENT INVESTMENT OF $1 MILLION FOR INDIVIDUAL INVESTORS

      o  $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

      o  DOES NOT CONVERT TO ANY OTHER SHARE CLASS

Class R Shares are generally intended for tax-advantaged investments, including qualified retirement plans (such as 401(k) plans), individual retirement accounts, and tax-advantaged non-retirement accounts (such as Coverdell Education Savings Accounts). Class R Shares may also be available to certain institutional investors (such as charitable or endowment funds) and certain non-qualified retirement plans.

From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in the Statement of Additional Information.

The Adviser will monitor each Fund's asset size and, subject to approval by Allegiant's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

RETIREMENT PLAN PARTICIPANTS

If you buy, sell or exchange shares through a retirement plan, the procedures for buying, selling and exchanging shares and account features and policies may be different than those described in this prospectus. Plan participants should contact your plan sponsor or administrator for information regarding procedures for investing in the Funds.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

Allegiant's Board of Trustees has adopted procedures that impose limitations on purchases, exchanges and redemptions to discourage excessive short-term trading by shareholders. These restrictions apply uniformly. Under the Funds' procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions -- a fund purchase followed shortly by a corresponding sale (redemption or exchange) -- during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Allegiant's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

o  Reject a purchase or exchange

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o  Limit the amount of any exchange

Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.

HOW TO PURCHASE FUND SHARES

                           NEW ACCOUNT SET UP                                       ADDING TO AN EXISTING ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
INTERNET                   Visit our site and click on "Open an Account Online."    You may place your purchase order on our Web
www.allegiantfunds.com     Or log on to our online Forms Center to print or         Site using your established banking
                           complete an application online. Mail the application     instructions for payment. To authorize
                           to the address below. Unless you arrange to pay by       this service, please complete an Account
                           wire or ACH, write your check, payable in U.S.           Change Form or call 1-800-622-FUND (3863).
                           dollars, to "Allegiant Funds (Fund name)." Allegiant
                           cannot accept third-party checks, starter checks,
                           credit cards, credit card checks, cash or cash
                           equivalents (i.e., cashier's check, bank draft, money
                           order or travelers' check).
------------------------------------------------------------------------------------------------------------------------------------
TELEPHONE                  Call our Investor Services Line to obtain an             Call our Investor Services Line to purchase
1-800-622-FUND (3863)      application.                                             additional shares. To authorize this service,
                                                                                    please complete an Account Change Form or call
                                                                                    1-800-622-FUND (3863).
------------------------------------------------------------------------------------------------------------------------------------
MAIL                       Complete an application and mail it along with a         Make your check payable to "Allegiant Funds
                           check payable, in U.S. dollars, to "Allegiant Funds      (Fund Name)." Please include your account number
                           (Fund Name)."                                            on your check and mail it to the address at the
                                                                                    left.
                              Allegiant Funds
                              P.O. Box 8421
                              Boston, MA 02266-8421

                           For overnight delivery mail to:
                              Boston Financial Data Services
                              Attn: Allegiant Funds
                              66 Brooks Drive
                              Braintree, MA 02184

                           Allegiant cannot accept third-party checks, starter
                           checks, credit cards, credit card checks, cash or
                           cash equivalents (i.e., cashier's check, bank draft,
                           money order or travelers' check).
------------------------------------------------------------------------------------------------------------------------------------
AUTOMATED CLEARING HOUSE   Complete the "Bank, Wire & Electronic Funds Transfer     A Planned Investment Program can be set up to
("ACH")                    Instructions" section of the application to have         automatically purchase shares on designated
                           funds directly transferred from a bank account. A        dates during the month. Please see "Planned
                           primary and secondary account may be established.        Investment Program" below.
                           Please note all electronic transfers will be on the
                           primary account unless notified otherwise. Any
                           changes in these instructions must be made in writing
                           to Allegiant Funds with a signature guarantee.
------------------------------------------------------------------------------------------------------------------------------------

PLANNED INVESTMENT         With a $50 minimum initial investment and if you have    With current bank account information on your
PROGRAM                    a checking or savings account with a bank, you may       account, participation in the program can be
                           purchase Class R Shares automatically through regular    arranged via the Internet or by calling
                           deductions from your bank account in amounts of at       1-800-622-FUND (3863).
                           least $50 per month per account.
                                                                                    For existing accounts, without bank account
                           You may arrange for participation in this program        information, participation can be arranged by
                           when a new account is established.                       completing an Account Change Form with banking
                                                                                    information. This form must include a signature
                                                                                    guarantee by a bank or other financial
                                                                                    institution.

------------------------------------------------------------------------------------------------------------------------------------
WIRE                       To purchase shares by wire, call 1-800-622-FUND          Call 1-800-622-FUND (3863) prior to sending the
                           (3863) to set up your account to accommodate wire        wire in order to obtain a confirmation number
                           transactions and to receive a wire control number to     and to ensure prompt and accurate handling of
                           be included in the body of the wire. Ask your bank to    funds. Ask your bank to transmit immediately
                           transmit immediately available funds by wire in the      available funds by wire as described at the
                           amount of your purchase to:                              left. Please include your account number.

                              State Street Bank and Trust Company                   Allegiant and its transfer agent are not
                              ABA # 011000028                                       responsible for the consequences of delays
                              Account 99052755 Credit Allegiant Funds               resulting from the banking or Federal Reserve
                              (Account Registration)                                Wire system, or from incomplete wiring
                              (Account Number)                                      instructions.
                              (Wire Control Number)

                           Note: Your bank may charge you a fee for this service.

                           Allegiant and its transfer agent are not responsible
                           for the consequences of delays resulting from the
                           banking or Federal Reserve Wire system, or from
                           incomplete wiring instructions.
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY     Contact your financial consultant. Please note, your     Contact your financial consultant. Please note,
                           financial consultant or institution may charge a fee     your financial consultant or institution may
                           for its services.                                        charge a fee for its services.
------------------------------------------------------------------------------------------------------------------------------------

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Allegiant on time. Allegiant may authorize certain financial intermediaries to receive, on behalf of Allegiant, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a business day, and the order will be priced at the Fund's NAV next determined after such receipt, adjusted for any applicable sales charge. Your financial intermediary is responsible for transmitting received orders to Allegiant within the time period agreed upon.


GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

With respect to the Money Market Fund, to be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and immediately available funds before 3:30 p.m. Eastern time that day.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, a Fund generally values its investment portfolio at market price. Short-term obligations with maturities of 60 days or less may be valued at amortized cost which approximates market value.


The Money Market Fund generally values its investment portfolio using the amortized cost method, which is described in the Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.


If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices will be determined in good faith by a Fund's Adviser and fund accountants using methods approved by the Board of Trustees. A Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. A Fund will also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been traded for an extended period of time) impacts the value of such securities. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.


Investments by any Fund in any mutual fund (including investments in Underlying Allegiant Funds by the Aggressive Allocation Fund and Conservative Allocation
Fund) are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES

If you sell your Class R Shares within 18 months of purchase, you will pay a contingent deferred sales charge of 0.75% on either (1) the NAV of the shares at the time of purchase, or (2) the NAV of the shares next calculated after Allegiant receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class R Shares of one Fund for Class R Shares of another Allegiant Fund.

When an investor redeems Class R Shares, they are redeemed first from those Class R Shares that are not subject to the contingent deferred sales charge (i.e., Class R Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class R Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class R Shares for the following reasons:

o     redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

o     redemptions by a settlor of a living trust;

o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o     return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;

o exchanges of Class R Shares of an Allegiant Fund for Class R Shares of another Allegiant Fund;

o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

o exchange of Class R Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from an Allegiant Fund to a non-Allegiant fund available through the plan.

For more information on sales charges, please visit Allegiant's website at www.allegiantfunds.com. The website includes information on sales charges, free of charge, and in clear and prominent format (click on "Funds," click on "Sales Charges & Breakpoints," and then click on "click here" or "prospectuses."

HOW TO SELL YOUR FUND SHARES

Holders of Class R Shares may sell shares by following the procedures established when they opened their account or accounts.

INTERNET

WWW.ALLEGIANTFUNDS.COM

The minimum amount for an Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE

1-800-622-FUND (3863)


Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 86 "How to Purchase Fund Shares").


SYSTEMATIC WITHDRAWAL PLAN

If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class R Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your bank account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY

Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services, in addition to the fees charged by Allegiant.

SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors -- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Allegiant in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).


The sale price of each share for redemption requests received in good order by Allegiant will be the next NAV determined less any applicable deferred sales charge. Good order means that your request includes complete information. See "Contingent Deferred Sales Charges" on page 88 for information concerning the application of contingent deferred sales charges.


Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)   the NYSE is closed for other than customary weekend and holiday closings;

(c)   the SEC has by order permitted such suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange Class R Shares of one Allegiant Fund for Class R Shares of another Allegiant Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Allegiant's transfer agent is 4:00 p.m. Eastern Time.

INTERNET

WWW.ALLEGIANTFUNDS.COM

You may exchange your shares through the Internet. The minimum amount for an Internet exchange into a new Fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE

1-800-622-FUND (3863)

Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

MAIL

Indicate which existing Fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

      Allegiant Funds
      P.O. Box 8421
      Boston, MA 02266-8421

For overnight delivery mail to:

      Boston Financial Data Services
      Attn: Allegiant Funds
      66 Brooks Drive
      Braintree, MA 02184

The minimum exchange amount is $500.

SYSTEMATIC EXCHANGE PROGRAM

You can exchange Class R Shares of the Allegiant Money Market Fund for Class R Shares of any other Allegiant Fund automatically, at periodic intervals.

If you would like to enter into a systematic exchange program concerning Class R Shares you must exchange them within either six or twelve months from the date of purchase. The minimum exchange amount is $50.

You may arrange for participation in this program via the Internet at www.allegiantfunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

FINANCIAL INTERMEDIARY

Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Allegiant has certain safeguards and procedures to confirm the authenticity of instructions, Allegiant is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Allegiant over the telephone or via the Internet, you will generally bear the risk of any loss, provided Allegiant has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class R Shares, pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees for Class R Shares, as a percentage of average daily net assets, are 0.60% with respect to each Fund.

The Funds' Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:


      Allegiant International Equity Fund
      Allegiant Large Cap Growth Fund
      Allegiant Mid Cap Growth Fund
      Allegiant Mid Cap Value Fund
      Allegiant Multi-Factor Small Cap Core Fund
      Allegiant Multi-Factor Small Cap Growth Fund
      Allegiant Multi-Factor Small Cap Value Fund
      Allegiant Small Cap Core Fund
      Allegiant Small Cap Growth Fund
      Allegiant Small Cap Value Fund


The following Funds distribute income quarterly:

      Allegiant Large Cap Core Equity Fund
      Allegiant Large Cap Value Fund
      Allegiant S&P 500 Index Fund
      Allegiant Aggressive Allocation Fund
      Allegiant Balanced Allocation Fund

The following Funds distribute income monthly:

      Allegiant Conservative Allocation Fund
      Allegiant Bond Fund
      Allegiant Government Mortgage Fund
      Allegiant Intermediate Bond Fund
      Allegiant Limited Maturity Bond Fund
      Allegiant Total Return Advantage Fund
      Allegiant Ultra Short Bond Fund

The Allegiant Money Market Fund accrues its income daily and distributes it monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.

You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.allegiantfunds.com, or by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Allegiant receives your written notice.


TAX ASPECTS OF INVESTING IN THE FUNDS

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FUND DISTRIBUTIONS

Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund's distributions that are otherwise qualifying dividends may be reduced as a result of a Fund's securities lending activities.

Distributions from each Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of such dividends qualifying for this deduction may, however, be reduced as a result of a Fund's securities lending activities as described above.

You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

SALES OR EXCHANGES

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

IRAS AND OTHER TAX-QUALIFIED PLANS

One major exception to the foregoing tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

FOREIGN TAXES INCURRED BY THE ALLEGIANT INTERNATIONAL EQUITY FUND

It is expected that the Allegiant International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Allegiant International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

BACKUP WITHHOLDING

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2005, the withholding rate is 28%.

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS

Distributions by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a ""foreign shareholder"") will generally be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate), unless one of the following exceptions applies. Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of the shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of capital gains (aside from capital gains on REIT shares) are not subject to withholding tax, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily may be subject to U.S. income tax if the individual is physically present in the U.S. for more than 182 days during the taxable year. Distributions attributable to interest earned by a Fund from U.S. sources are also generally not subject to withholding tax.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Allegiant Michigan Intermediate Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. The Allegiant Ohio Intermediate Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Allegiant Pennsylvania Intermediate Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

SUNSET OF TAX PROVISIONS

Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change for taxable years beginning after December 31, 2008.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                            FINANCIAL HIGHLIGHTS


Class R Shares are new and have either no performance history or a limited performance history. The Class R Shares of the Mid Cap Growth, Small Cap Value, Aggressive Allocation, Balanced Allocation, Conservative Allocation, Bond, Intermediate Bond, Ultra Short Bond and Money Market Funds have no performance history. For this reason, the following tables present performance information about Class A Shares of each Fund. Class R Shares of the International Equity, Large Cap Core Equity, Large Cap Growth, Large Cap Value, Mid Cap Value, S&P 500 Index, Small Cap Core, Small Cap Growth, Government Mortgage, Limited Maturity Bond and Total Return Advantage Funds commenced investment operations during 2003 and 2004. Accordingly, the following tables present Class R Shares performance information for these Funds.


This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


The financial highlights have been audited by Ernst & Young, LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2005 and is incorporated by reference into the Statement of Additional Information.


In June 2000, the Parkstone Bond, U.S. Government Income and Mid Capitalization Funds were reorganized into the Allegiant Bond, Government Mortgage and Mid Cap Growth Funds. In connection with this reorganization, each of these Allegiant Funds adopted the financial highlights, financial statements and performance history of its corresponding acquired Parkstone Fund.


No financial highlights are presented for the Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth and Multi-Factor Small Cap Value Funds because each Fund had not commenced operations as of May 31, 2005.


You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

                             NET ASSET                      REALIZED AND     DIVIDENDS    DISTRIBUTIONS
                              VALUE,           NET           UNREALIZED       FROM NET      FROM NET       NET ASSET
                             BEGINNING      INVESTMENT       GAIN (LOSS)     INVESTMENT     REALIZED      VALUE, END    TOTAL
                              OF YEAR    INCOME/(LOSS)(1)   ON INVESTMENTS     INCOME     CAPITAL GAINS    OF YEAR     RETURN+
-------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------------
CLASS R
2005                          $  9.94       $   0.07            $  0.97       $ (0.10)      $  (0.00)      $ 10.88      10.44%
2004(2)                          8.21          (0.02)              1.91         (0.16)         (0.00)         9.94      23.03
-------------------------------------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------------
CLASS R
2005                          $ 10.75       $   0.01            $  0.78       $ (0.04)      $  (0.16)      $ 11.34       7.32%
2004(2)                          9.74           0.03               1.02         (0.04)         (0.00)        10.75      10.84
-------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
CLASS R
2005                          $ 18.45       $  (0.02)           $  0.50       $ (0.00)      $  (0.24)      $ 18.69       2.67%
2004(2)                         17.38          (0.13)              1.24         (0.04)         (0.00)        18.45       6.41
-------------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
-------------------------------------------------------------------------------------------------------------------------------
CLASS R
2005                          $ 16.37       $   0.16            $  1.81       $ (0.16)      $  (0.68)      $ 17.50      12.14%
2004(2)                         14.54           0.11               1.85         (0.13)         (0.00)        16.37      13.49
-------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
CLASS A
2005                          $  6.32       $  (0.05)           $  0.36       $ (0.00)      $  (0.00)      $  6.63       4.91%
2004                             5.48          (0.06)              0.90         (0.00)         (0.00)         6.32      15.33
2003                             6.26          (0.06)             (0.72)        (0.00)         (0.00)         5.48     (12.46)
2002                             7.80          (0.08)             (1.46)        (0.00)         (0.00)         6.26     (19.74)
2001                            15.53          (0.10)             (3.09)        (0.00)         (4.54)         7.80     (24.23)
-------------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
-------------------------------------------------------------------------------------------------------------------------------
CLASS R
2005                          $ 12.42       $   0.04            $  2.09       $ (0.00)      $  (2.25)      $ 12.30      17.52%
2004(2)                         10.55          (0.05)              2.20         (0.05)         (0.23)        12.42      20.59
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
-------------------------------------------------------------------------------------------------------------------------------
CLASS R
2005                          $  9.63       $   0.11            $  0.59       $ (0.11)      $  (0.00)      $ 10.22       7.30%
2004(2)                          8.51           0.06               1.12         (0.06)         (0.00)         9.63      13.84
-------------------------------------------------------------------------------------------------------------------------------
SMALL CAP CORE FUND
-------------------------------------------------------------------------------------------------------------------------------
CLASS A
2005                          $  9.50       $  (0.09)           $  1.58       $ (0.00)      $  (0.00)      $ 10.99      15.68%
2004(3)                         10.00          (0.01)             (0.49)        (0.00)         (0.00)         9.50      (5.00)
-------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
CLASS R
2005                          $  8.92       $  (0.10)           $ (0.39)      $ (0.00)      $  (0.00)      $  8.43      (5.49)%
2004(2)                          8.13          (0.11)              0.90         (0.00)         (0.00)         8.92       9.72

                                                                          RATIO         RATIO OF NET
                                                       RATIO OF NET    OF EXPENSES    INVESTMENT INCOME/
                                           RATIO OF     INVESTMENT     TO AVERAGE    (LOSS) TO AVERAGE
                             NET ASSETS    EXPENSES    INCOME/(LOSS)   NET ASSETS        NET ASSETS        PORTFOLIO
                               END OF     TO AVERAGE    TO AVERAGE     (BEFORE FEE       (BEFORE FEE       TURNOVER
                             YEAR (000)   NET ASSETS    NET ASSETS       WAIVERS)          WAIVERS)          RATE
--------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------------------------------------------
CLASS R
2005                          $    361      1.90%          0.73%          2.00%              0.63%            225%
2004(2)                            281      1.98           0.44           1.98               0.44             117
--------------------------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
--------------------------------------------------------------------------------------------------------------------
CLASS R
2005                          $    756      1.52%          0.13%          1.52%              0.13%             69%
2004(2)                            420      1.49           0.26           1.49               0.26             124
--------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------------------
CLASS R
2005                          $    522      1.52%         (0.16)%         1.52%             (0.16)%            78%
2004(2)                            301      1.49          (0.59)          1.49              (0.59)            144
--------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
--------------------------------------------------------------------------------------------------------------------
CLASS R
2005                          $    630      1.52%          0.93%          1.52%              0.93%             37%
2004(2)                            491      1.48           0.73           1.48               0.73              47
--------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------------------
CLASS A
2005                          $ 17,836      1.32%         (0.87)%         1.65%             (1.20)%           219%
2004                            19,092      1.38          (0.94)          1.51              (1.07)            228
2003                            16,476      1.55          (1.17)          1.55              (1.17)             66
2002                            19,943      1.52          (1.17)          1.52              (1.17)             68
2001                            28,107      1.50          (0.88)          1.55              (0.93)            191
--------------------------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
--------------------------------------------------------------------------------------------------------------------
CLASS R
2005                          $    560      1.56%          0.21%          1.81%             (0.04)%            75%
2004(2)                            261      1.58          (0.35)          1.80              (0.57)             87
--------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
--------------------------------------------------------------------------------------------------------------------
CLASS R
2005                          $  1,180      0.96%          1.13%          1.11%              0.98%             30%
2004(2)                          1,424      0.93           0.73           1.08               0.58               1
--------------------------------------------------------------------------------------------------------------------
SMALL CAP CORE FUND
--------------------------------------------------------------------------------------------------------------------
CLASS A
2005                          $  2,533      1.48%          0.86)%         1.48%             (0.86)%            54%
2004(3)                            241      1.56          (0.92)          1.56              (0.92)              4
--------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------------------
CLASS R
2005                          $    131      1.86%         (1.36)%         1.97%             (1.47)%           280%
2004(2)                            168      1.70          (1.62)          1.70              (1.62)            340
--------------------------------------------------------------------------------------------------------------------

+     TOTAL RETURN EXCLUDES SALES CHARGE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) INTERNATIONAL EQUITY, LARGE CAP CORE EQUITY, LARGE CAP GROWTH, LARGE CAP VALUE, MID CAP VALUE, S&P 500 INDEX AND SMALL CAP GROWTH FUND CLASS R COMMENCED OPERATIONS ON JULY 31, 2003. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

(3) SMALL CAP CORE FUND COMMENCED OPERATIONS ON APRIL 2, 2004. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

                                NET ASSET                      REALIZED AND     DIVIDENDS    DISTRIBUTIONS
                                 VALUE,           NET           UNREALIZED       FROM NET      FROM NET       NET ASSET
                                BEGINNING      INVESTMENT       GAIN (LOSS)     INVESTMENT     REALIZED      VALUE, END    TOTAL
                                 OF YEAR    INCOME/(LOSS)      ON INVESTMENTS     INCOME     CAPITAL GAINS    OF YEAR     RETURN+
---------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
2005                            $  21.42      $  (0.07)(1)       $   2.74       $(0.00)        $  (4.25)      $  19.84     11.34%
2004                               17.04         (0.04)(1)           4.96        (0.02)           (0.52)         21.42     28.96
2003                               20.03          0.03(1)           (2.11)       (0.07)(2)        (0.84)         17.04     (9.88)
2002                               18.57          0.04(1)            3.29        (0.11)           (1.76)         20.03     19.31
2001                               14.77          0.19               4.23        (0.21)           (0.41)         18.57     30.55
---------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
2005                            $   9.21      $   0.06(1)        $   0.57       $(0.05)        $  (0.00)      $   9.79      6.85%
2004                                8.21          0.03(1)            1.00        (0.03)           (0.00)          9.21     12.54
2003                                9.07          0.00(1)           (0.80)       (0.06)(3)        (0.00)          8.21     (8.73)
2002                                9.95          0.08(1)           (0.83)       (0.13)(4)        (0.00)          9.07     (7.54)
2001(5)                            10.00          0.02              (0.06)       (0.01)           (0.00)          9.95     (0.38)
---------------------------------------------------------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
2005                            $   9.36      $   0.12(1)        $   0.60       $(0.12)        $  (0.00)      $   9.96      7.74%
2004                                8.45          0.08(1)            0.90        (0.07)           (0.00)          9.36     11.67
2003                                9.02          0.11(1)           (0.55)       (0.13)           (0.00)          8.45     (4.80)
2002(6)                             9.72          0.17(1)           (0.69)       (0.18)           (0.00)          9.02     (5.41)
2001                               11.68          0.29              (0.46)       (0.24)           (1.55)          9.72     (1.92)
---------------------------------------------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
2005                            $  10.00      $   0.17(1)        $   0.37       $ 0.17         $  (0.00)      $  10.37      5.40%
2004                                9.57          0.15(1)            0.41        (0.13)           (0.00)         10.00      5.92
2003                                9.66          0.14(1)           (0.06)       (0.17)(7)        (0.00)          9.57      0.90
2002                               10.04          0.24(1)           (0.36)       (0.26)           (0.00)          9.66     (1.21)
2001(8)                            10.00          0.07               0.02        (0.05)           (0.00)         10.04      0.90

                                                                                 RATIO         RATIO OF NET
                                                            RATIO OF NET     OF EXPENSES    INVESTMENT INCOME/
                                              RATIO OF       INVESTMENT      TO AVERAGE    (LOSS) TO AVERAGE
                               NET ASSETS     EXPENSES      INCOME/(LOSS)    NET ASSETS        NET ASSETS       PORTFOLIO
                                 END OF      TO AVERAGE      TO AVERAGE      (BEFORE FEE       (BEFORE FEE       TURNOVER
                               YEAR (000)   NET ASSETS++    NET ASSETS++     WAIVERS)++        WAIVERS)++         RATE+++
-------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
-------------------------------------------------------------------------------------------------------------------------
CLASS A
2005                           $ 233,391        1.47%          (0.33)%          1.47%            (0.33%)           103%
2004                             202,755        1.43           (0.19)           1.43             (0.19)            116
2003                             147,501        1.45            0.23            1.45              0.23             127
2002                              43,052        1.41            0.29            1.41              0.29             106
2001                              12,315        1.45            1.10            1.50              1.05             128
-------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND
-------------------------------------------------------------------------------------------------------------------------
CLASS A
2005                           $   3,965        0.55%           0.62%           0.80%             0.37%             18%
2004                               3,519        0.55            0.36            0.80              0.11              42
2003                               2,744        1.13           (0.02)           1.38             (0.27)             78
2002                               2,744        1.37            0.90            1.62              0.65              40
2001(5)                            2,500        0.63            0.85            1.01              0.47               5
-------------------------------------------------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
-------------------------------------------------------------------------------------------------------------------------
CLASS A
2005                           $  17,859        1.31%           1.24%           1.31%             1.24%            201%
2004                              16,900        1.23            0.90            1.23              0.90             230
2003                              16,515        1.34            1.38            1.34              1.38             171
2002(6)                           16,664        1.25            1.88            1.25              1.88             106
2001                              13,592        1.28            2.06            1.33              2.01             161
-------------------------------------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND
-------------------------------------------------------------------------------------------------------------------------
CLASS A
2005                           $   3,755        0.52%           1.67%           0.77%             1.42%             18%
2004                               3,457        0.53            1.46            0.78              1.21              27
2003                               3,048        0.95            1.58            1.20              1.33              38
2002                               2,689        1.27            2.43            1.52              2.18              27
2001(8)                            2,522        0.62            2.95            1.00              2.57               5

+     TOTAL RETURN EXCLUDES SALES CHARGE.

++ DOES NOT INCLUDE INCOME OR EXPENSE OF THE INVESTMENT COMPANIES IN WHICH AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS INVEST.

+++ DUE TO ITS INVESTMENT STRATEGY, BALANCED ALLOCATION FUND MAY BUY AND SELL SECURITIES FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS TAX LIABILITIES, AND MAY LOWER PERFORMANCE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) INCLUDES A TAX RETURN OF CAPITAL OF $(0.01) FOR CLASS A FOR SMALL CAP VALUE FUND.

(3) INCLUDES A TAX RETURN OF CAPITAL OF $(0.06) FOR CLASS A FOR THE AGGRESSIVE ALLOCATION FUND.

(4) INCLUDES A TAX RETURN OF CAPITAL OF $(0.04) FOR CLASS A FOR THE AGGRESSIVE ALLOCATION FUND.

(5) THE AGGRESSIVE ALLOCATION FUND CLASS A COMMENCED OPERATIONS ON MARCH 6, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

(6) AS REQUIRED, EFFECTIVE JUNE 1, 2001, BALANCED ALLOCATION FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA AND AN INCREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.02%. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(7) INCLUDES A TAX RETURN OF CAPITAL OF $(0.03) FOR CLASS A FOR THE CONSERVATIVE ALLOCATION FUND.

(8) THE CONSERVATIVE ALLOCATION FUND CLASS A COMMENCED OPERATIONS ON MARCH 6, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

                               NET ASSET                 REALIZED AND     DIVIDENDS    DISTRIBUTIONS
                                VALUE,        NET         UNREALIZED       FROM NET      FROM NET       NET ASSET
                               BEGINNING   INVESTMENT     GAIN (LOSS)     INVESTMENT     REALIZED      VALUE, END     TOTAL
                                OF YEAR      INCOME     ON INVESTMENTS     INCOME      CAPITAL GAINS     OF YEAR     RETURN+
------------------------------------------------------------------------------------------------------------------------------
BOND FUND+++
------------------------------------------------------------------------------------------------------------------------------
CLASS A
2005                            $ 10.00    $  0.38         $  0.26         $  0.39       $ (0.00)       $ 10.25        6.52%
2004                              10.47       0.37(1)        (0.47)          (0.37)        (0.00)         10.00       (0.96)
2003                               9.88       0.46(1)         0.56           (0.43)        (0.00)         10.47       10.57
2002(2)                            9.73       0.54(1)         0.14           (0.53)        (0.00)          9.88        7.13
2001                               9.40       0.59            0.34           (0.60)        (0.00)          9.73       10.26
------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND
------------------------------------------------------------------------------------------------------------------------------
CLASS R
2005                            $  9.21    $  0.37(1)      $  0.13         $ (0.40)      $ (0.00)       $  9.31        5.49%
2004(3)                            9.30       0.28           (0.06)          (0.31)        (0.00)          9.21        2.32
------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
------------------------------------------------------------------------------------------------------------------------------
CLASS A
2005                            $ 10.70    $  0.34(1)      $  0.11         $ (0.35)      $ (0.00)       $ 10.80        4.21%
2004                              11.11       0.34(1)        (0.41)          (0.34)        (0.00)         10.70       (0.60)
2003                              10.42       0.41(1)         0.69           (0.41)        (0.00)         11.11       10.71
2002                              10.26       0.52(1)         0.16           (0.52)        (0.00)         10.42        6.78
2001                               9.93       0.62            0.34           (0.62)        (0.00)         10.26        9.88
------------------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
------------------------------------------------------------------------------------------------------------------------------
CLASS R
2005                            $  9.98    $  0.18(1)      $ (0.05)        $ (0.23)      $ (0.00)       $  9.88        1.30%
2004(3)                           10.10       0.16(1)        (0.10)          (0.18)        (0.00)          9.98        0.58
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
------------------------------------------------------------------------------------------------------------------------------
CLASS R
2005                            $ 10.20    $  0.33(1)      $  0.33         $ (0.33)      $ (0.10)       $ 10.43        6.56%
2004(3)                           10.48       0.29(1)        (0.04)          (0.29)        (0.24)         10.20        2.39
------------------------------------------------------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
------------------------------------------------------------------------------------------------------------------------------
CLASS A
2005                            $  9.99    $  0.21(1)      $ (0.09)        $ (0.21)      $ (0.00)       $  9.90        1.22%
2004                              10.08       0.13(1)        (0.07)          (0.15)        (0.00)          9.99        0.58
2003(4)                           10.02       0.06(1)         0.06           (0.06)        (0.00)         10.08        1.23

                                                                              RATIO         RATIO OF NET
                                                          RATIO OF NET     OF EXPENSES    INVESTMENT INCOME
                                              RATIO OF     INVESTMENT      TO AVERAGE         TO AVERAGE
                               NET ASSETS     EXPENSES       INCOME        NET ASSETS        NET ASSETS        PORTFOLIO
                                 END OF      TO AVERAGE    TO AVERAGE      (BEFORE FEE       (BEFORE FEE        TURNOVER
                               YEAR (000)    NET ASSETS    NET ASSETS        WAIVERS)          WAIVERS)          RATE++
CLASS A
2005                           $  10,908       1.01%          3.74%           1.01%              3.74%            515%
2004                              11,193       0.99           3.61            0.99               3.61             338
2003                              14,985       0.96           4.48            0.96               4.48             213
2002(2)                            9,530       0.96           5.45            0.96               5.45              98
2001                               8,944       0.97           6.14            1.02               6.09              73
------------------------------------------------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND
------------------------------------------------------------------------------------------------------------------------
CLASS R
2005                           $     198       1.22%          3.89%           1.37%              3.74%            753%
2004(3)                              222       1.19           3.76            1.28               3.67             380
------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A
2005                           $  14,108       0.85%          3.18%           1.00%              3.03%            280%
2004                              13,662       0.84           3.15            0.99               3.00             164
2003                              11,250       0.83           3.76            0.98               3.61             129
2002                               8,926       0.82           5.02            0.97               4.87             141
2001                               8,172       0.84           6.09            1.04               5.89             133
------------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
------------------------------------------------------------------------------------------------------------------------
CLASS R
2005                           $     169       1.10%          1.92%           1.20%              1.82%            132%
2004(3)                              141       1.07           1.95            1.17               1.85             136
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
------------------------------------------------------------------------------------------------------------------------
CLASS R
2005                           $     558       1.18%          3.19%           1.33%              3.04%            214%
2004(3)                              325       1.15           3.30            1.30               3.15             134
------------------------------------------------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A
2005                           $   1,662       0.63%          2.02%           0.83%              1.82%            219%
2004                               3,178       0.61           1.29            0.81               1.09             120
2003(4)                              109       0.52           1.55            0.84               1.17             239

+     TOTAL RETURN EXCLUDES SALES CHARGE.

++ DUE TO THEIR INVESTMENT STRATEGY, BOND FUND, GOVERNMENT MORTGAGE FUND AND INTERMEDIATE BOND FUND MAY BUY AND SELL SECURITIES FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS TAX LIABILITIES, AND MAY LOWER PERFORMANCE.

+++ EFFECTIVE JUNE 9, 2000, THE PARKSTONE BOND FUND WAS MERGED INTO THE ALLEGIANT BOND FUND. THE FINANCIAL HIGHLIGHTS FOR THE PERIODS PRIOR TO JUNE 9, 2000 REFLECT THE PERFORMANCE HISTORY OF THE PARKSTONE BOND FUND. THE NET ASSET VALUES AT THE BEGINNING OF EACH PERIOD AND THE CHANGES IN NET ASSET VALUES, INCLUDING THE NET ASSET VALUES AT THE END OF EACH PERIOD LISTED HAVE BEEN RESTATED TO REFLECT THE CONVERSION RATE OF 0.9725738 FOR CLASS A ON THE DATE OF THE REORGANIZATION.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) AS REQUIRED, EFFECTIVE JUNE 1, 2001, BOND FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THIS RESULTED IN A $0.01 INCREASE IN NET INVESTMENT INCOME PER SHARE AND A $0.01 DECREASE IN REALIZED AND UNREALIZED GAINS (LOSSES) PER SHARE FOR THE YEAR ENDED MAY 31, 2002. THE EFFECT OF THIS CHANGE ALSO RESULTED IN AN INCREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.06% FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(3) GOVERNMENT MORTGAGE FUND CLASS R, LIMITED MATURITY BOND FUND AND TOTAL RETURN ADVANTAGE FUND CLASS R COMMENCED OPERATIONS ON JULY 31, 2003. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

(4) ULTRA SHORT BOND FUND CLASS A COMMENCED OPERATIONS ON JANUARY 6, 2003. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

                                                            FINANCIAL HIGHLIGHTS

SELECTD PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

                                                                                                                     RATIO OF NET
                                                                                                                      INVESTMENT
                                                                                                           RATIO        INCOME/
                                                                                          RATIO OF NET  OF EXPENSES   (LOSS) TO
         NET ASSET                 DIVIDENDS                                   RATIO OF    INVESTMENT   TO AVERAGE     AVERAGE
           VALUE,       NET        FROM NET   NET ASSET           NET ASSETS   EXPENSES     INCOME      NET ASSETS    NET ASSETS
         BEGINNING   INVESTMENT   INVESTMENT  VALUE, END   TOTAL    END OF    TO AVERAGE  TO AVERAGE    (BEFORE FEE   (BEFORE FEE
          OF YEAR      INCOME       INCOME     OF YEAR    RETURN  YEAR (000)  NET ASSETS  NET ASSETS     WAIVERS)      WAIVERS)
---------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
2005       $1.00    $ 0.01(1)      $(0.01)      $1.00      1.37%  $  734,047     0.67%       1.32%       0.77%          1.22%
2004        1.00     (0.00)(1,2)    (0.00)       1.00      0.43      902,676     0.68        0.43        0.78           0.33
2003        1.00      0.01(1)       (0.01)       1.00      0.94    1,097,776     0.65        0.94        0.75           0.84
2002        1.00      0.02(1)       (0.02)       1.00      2.16    1,763,870     0.65        2.08        0.75           1.98
2001        1.00      0.06          (0.06)       1.00      5.74    2,030,360     0.58        5.58        0.73           5.43

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2)   AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

                               INVESTMENT ADVISER
                       Allegiant Asset Management Company
                          200 Public Square, 5th Floor
                              Cleveland, Ohio 44114

                                   DISTRIBUTOR
                       Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406

                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                            18th and Cherry Streets
                     Philadelphia, Pennsylvania 19103-6996

                            NOT A PART OF PROSPECTUS

                         ALLEGIANT FUNDS PRIVACY NOTICE

      The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

      Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

WHAT INFORMATION WE COLLECT

      "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

      We may collect nonpublic personal information about you from the following sources:

      o Information that you provide to us, such as on applications or other forms, or

      o     Information about your transactions with us

OUR SECURITY PROCEDURES

      To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

WHAT INFORMATION WE DISCLOSE

      Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

      Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

      We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

ALLEGIANT FUNDS' PLEDGE TO YOU

      We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

                                                               BOARD OF TRUSTEES
================================================================================


ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
   Commercial Metals Company
   Strategic Distribution, Inc.



HERBERT R. MARTENS, JR.
PRESIDENT AND CHIEF EXECUTIVE OFFICER
Executive Vice President,
   National City Corporation
President and Chief Executive Officer,
   National City Bank, Florida
Chairman, NatCity Investments, Inc.


JOHN G. BREEN
Retired Chairman and
   Chief Executive Officer,
   The Sherwin Williams Co.
Director:
   Goodyear Tire & Rubber Co.
   The Stanley Works

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief Executive
   Officer, Centerior Energy

RICHARD W. FURST
Garvice D. Kincaid Professor of
   Finance and Dean Emeritus,
   Gatton College of Business and Economics,
   University of Kentucky

GERALD L. GHERLEIN
Retired Executive Vice President and
   General Counsel, Eaton Corporation

DALE C. LAPORTE
   Partner, Calfee, Halter & Griswold LLP

KATHLEEN A. OBERT
Chairman and Chief Executive Officer,
   Edward Howard & Co.

J. WILLIAM PULLEN
Retired President and Chief Executive Officer,
   Whayne Supply Company

The Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.

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                                                                   ALLEGIANT(SM)

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

TO OBTAIN MORE INFORMATION:

By Internet:
www.allegiantfunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

FROM THE SEC:


You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's Web site (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102


Allegiant Funds' Investment Company Act
registration number is 811-4416.


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  ALLEGIANT(SM)

www.allegiantfunds.com

                                [GRAPHIC OMITTED]


                           --------------------------
                           ALLEGIANT FUNDS PROSPECTUS
                                    I SHARES
                                 OCTOBER 1, 2005
                           --------------------------


EQUITY FUNDS


International Equity Fund
Large Cap Core Equity Fund
Large Cap Growth Fund
Large Cap Value Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Multi-Factor Small Cap Core Fund
Multi-Factor Small Cap Growth Fund
Multi-Factor Small Cap Value Fund
S&P 500 Index Fund
Small Cap Core Fund
Small Cap Growth Fund
Small Cap Value Fund


ASSET ALLOCATION FUNDS

Aggressive Allocation Fund
Balanced Allocation Fund
Conservative Allocation Fund

FIXED INCOME FUNDS

Bond Fund
Government Mortgage Fund
Intermediate Bond Fund
Limited Maturity Bond Fund
Total Return Advantage Fund
Ultra Short Bond Fund

TAX FREE BOND FUNDS

Intermediate Tax Exempt Bond Fund
Michigan Intermediate Municipal Bond Fund
Ohio Intermediate Tax Exempt Bond Fund
Pennsylvania Intermediate Municipal Bond Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  [LOGO]
                                   ALLEGIANT(SM)

                         THE DISCIPLINE OF INVESTING,
                            A COMMITMENT TO RESULTS

================================================================================
INVESTMENT ADVISER
ALLEGIANT ASSET
MANAGEMENT COMPANY

ABOUT THIS PROSPECTUS

EFFECTIVE JUNE 13, 2005, THE ARMADA FUNDS WERE RENAMED THE ALLEGIANT FUNDS ("ALLEGIANT") AND THE INVESTMENT ADVISER TO ALLEGIANT, NATIONAL CITY INVESTMENT MANAGEMENT COMPANY, CHANGED ITS NAME TO ALLEGIANT ASSET MANAGEMENT COMPANY (THE "ADVISER"). PLEASE NOTE THAT THESE NAME CHANGES DID NOT RESULT IN A CHANGE TO THE INVESTMENT OBJECTIVE OF ANY INVESTMENT PORTFOLIO OF ALLEGIANT (EACH, A "FUND," COLLECTIVELY, THE "FUNDS") OR ANY FUND'S TICKER SYMBOL.

Allegiant is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class I Shares of the Funds before investing. Allegiant also offers Class I Shares of Allegiant money market funds in a separate prospectus. To obtain more information on Allegiant, visit us on-line at www.allegiantfunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

ALLEGIANT INTERNATIONAL EQUITY FUND .......................................    2

ALLEGIANT LARGE CAP CORE EQUITY FUND ......................................    4

ALLEGIANT LARGE CAP GROWTH FUND ...........................................    6

ALLEGIANT LARGE CAP VALUE FUND ............................................    8

ALLEGIANT MID CAP GROWTH FUND .............................................   10

ALLEGIANT MID CAP VALUE FUND ..............................................   12


ALLEGIANT MULTI-FACTOR SMALL CAP CORE FUND ................................   14

ALLEGIANT MULTI-FACTOR SMALL CAP GROWTH FUND ..............................   16

ALLEGIANT MULTI-FACTOR SMALL CAP VALUE FUND ...............................   18

ALLEGIANT S&P 500 INDEX FUND ..............................................   20

ALLEGIANT SMALL CAP CORE FUND .............................................   22

ALLEGIANT SMALL CAP GROWTH FUND ...........................................   24

ALLEGIANT SMALL CAP VALUE FUND ............................................   26

ALLEGIANT AGGRESSIVE ALLOCATION FUND ......................................   34

ALLEGIANT BALANCED ALLOCATION FUND ........................................   38

ALLEGIANT CONSERVATIVE ALLOCATION FUND ....................................   42

ALLEGIANT BOND FUND .......................................................   48

ALLEGIANT GOVERNMENT MORTGAGE FUND ........................................   50

ALLEGIANT INTERMEDIATE BOND FUND ..........................................   52

ALLEGIANT LIMITED MATURITY BOND FUND ......................................   54

ALLEGIANT TOTAL RETURN ADVANTAGE FUND .....................................   56

ALLEGIANT ULTRA SHORT BOND FUND ...........................................   58

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND ...............................   62

ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND .......................   64

ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND ..........................   66

ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND ...................   68

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ....................   72

MORE INFORMATION ABOUT FUND INVESTMENTS ...................................   77

INVESTOR PROFILES .........................................................   78

INVESTMENT ADVISER, SUB-ADVISERS AND INVESTMENT TEAMS .....................   80

PURCHASING, SELLING AND EXCHANGING FUND SHARES ............................   91

DISTRIBUTION OF FUND SHARES ...............................................   96

DIVIDENDS AND TAXES .......................................................   96

FINANCIAL HIGHLIGHTS ......................................................   99

RISK/RETURN INFORMATION
COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Fund has its own investment goal and strategies for reaching that goal. The Adviser manages the investments of each Fund. Polaris Capital Management, Inc. ("Polaris") serves as sub-adviser to a portion of the assets of the Allegiant International Equity Fund. Allegiant Investment Counselors, Inc. ("Investment Counselors" and together with Polaris, the "Sub-Advisers") serves as sub-adviser to the Allegiant Small Cap Core Fund. The Adviser, with the assistance of Polaris in the case of the Allegiant International Equity Fund and Investment Counselors in the case of the Allegiant Small Cap Core Fund, invests Fund assets in a way that it believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's and each Sub-Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.


Each Fund's performance is compared to the performance of one or more benchmark indices. Except for the S&P 500 Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY FUNDS

ALLEGIANT INTERNATIONAL EQUITY FUND

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      FUND SUMMARY

      INVESTMENT GOAL

      Capital appreciation

      PRINCIPAL INVESTMENT STRATEGY


      Investing in common stocks of foreign issuers


      PRINCIPAL RISKS

      Market risk, foreign risk, multi-national companies risk, country risk, active trading risk


      SUB-ADVISER

      Polaris Capital Management, Inc.


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PRINCIPAL INVESTMENT STRATEGIES

The Allegiant International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 25% of the Fund's total assets. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


The Adviser has delegated to Polaris the responsibility for providing portfolio management services to a portion of the Fund's assets. The Adviser has allocated the Fund's assets between a growth strategy and a value strategy (as to the Fund's assets allocated to growth, the "International Growth Component" and as to the Fund's assets allocated to value, the "International Value Component"). Polaris furnishes investment advisory services to the International Value Component. The Adviser monitors the performance of Polaris and, at any point, the Adviser could change the allocation of the Fund's assets between itself and Polaris on a basis determined by the Adviser to be in the best interest of shareholders. This means that the portion of the assets managed by the Adviser could be significantly larger than that managed by Polaris or vice versa and that the difference between such proportions could change from time to time.

The Adviser furnishes investment advisory services to the International Growth Component and makes judgments about the attractiveness of countries based upon a collection of criteria. The relative growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The Adviser focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The percentage of the International Growth Component in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index.

The Adviser focuses on companies in developed markets with long-term growth potential that are consistent with reasonable investment risk. The Adviser's disciplined, risk managed process combines top down country allocation with investments in high quality, growth-oriented stocks available at attractive relative valuations. The Adviser's propriety quantitative model drives country allocation, while individual stocks are selected through a qualitative process that incorporates a multi-factor approach to find companies with sustainable growth characteristics. Risk is controlled by ensuring diversification across sectors and using both fundamental and statistical models to monitor volatility.

Polaris' pure value style of investment management combines proprietary investment technology and traditional fundamental research to uncover companies with the most undervalued cash flow or assets, in any industry or country. Polaris takes an all-cap approach and utilizes bottom-up analysis, anchored by its proprietary "Global Cost of Equity" model, to select between 50 and 75 stocks.


The Fund's investments in equity securities may include common stocks, American Depositary Receipts or other U.S. listings of foreign common stocks, and exchange traded funds, closed-end funds or stock index futures whose underlying value is derived from common stocks in foreign markets.


The Fund may use exchange traded funds, closed-end funds and derivative securities, combined with investments in money market instruments and forward currency agreements, to gain broad exposure to markets and/or a particular index in a more efficient manner. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the Securities and Exchange Commission ("SEC") and the instrument's liquidity. The Adviser may use these instruments because they lower costs such as commission, custody and foreign withholding or stamp taxes. These instruments are not used for the purpose of introducing leverage in the Fund.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities

                                                                    EQUITY FUNDS

                                             ALLEGIANT INTERNATIONAL EQUITY FUND

issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


        19.98%   50.13%   -16.89%   -25.42%   -18.86%   33.21%   16.76%
--------------------------------------------------------------------------------
         1998     1999      2000      2001      2002     2003     2004


                      Best Quarter     36.24%   (12/31/99)
                      Worst Quarter   -19.83%    (9/30/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was -2.92%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE MSCI EAFE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

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                                                          SINCE       DATE OF
CLASS I SHARES                       1 YEAR   5 YEARS   INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Allegiant International Equity Fund                                    8/1/97

   Returns Before Taxes              16.76%    -4.79%     3.70%

   Returns After Taxes on
   Distributions                     16.18%    -5.36%     3.25%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                       10.89%    -4.26%     3.00%
--------------------------------------------------------------------------------
MSCI EAFE Index(1)
(reflects no deduction for
fees, expenses or taxes)             20.25%    -1.13%     3.56%    Since 7/31/97
--------------------------------------------------------------------------------

(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPRISING 21 MSCI COUNTRY INDICES, REPRESENTING DEVELOPED MARKETS OUTSIDE OF NORTH AMERICA.

FUND FEES AND EXPENSES


See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT LARGE CAP CORE EQUITY FUND

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      FUND SUMMARY

      INVESTMENT GOAL

      Capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in common stocks of large cap companies

      PRINCIPAL RISKS

      Market risk, active trading risk

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PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Large Cap Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's Adviser believes that the best approach to the large cap equity market is to employ a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio and is invested sector neutral to the S&P 500 Composite Stock Price Index, thus providing shareholders with a broad equity market exposure. A large portion of the Fund will be invested in companies with market capitalizations similar to the S&P 500 Composite Stock Price Index.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. The Adviser focuses on a combination of fundamental, technical, and sentiment factors to help identify appropriate investments for the Fund. Among the factors considered are the following: the quality of the company's management team; industry position; the company's business model; and historical growth rates. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                            ALLEGIANT LARGE CAP CORE EQUITY FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

         32.37%   19.94%   1.76%    -14.25%   -20.23%   27.06%   7.50%
--------------------------------------------------------------------------------
          1998     1999    2000       2001      2002     2003    2004

                      Best Quarter     25.10%   (12/31/98)
                      Worst Quarter   -17.59%    (9/30/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was -0.68%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

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                                                           SINCE      DATE OF
CLASS I SHARES                        1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Large Cap Core Equity Fund                                  8/1/97

   Returns Before Taxes                7.50%    -1.01%     6.10%

   Returns After Taxes on
   Distributions                       7.13%    -1.78%     5.18%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                         5.14%    -1.06%     4.96%
--------------------------------------------------------------------------------
S&P 500 Composite Stock Price
Index(1) (reflects no deduction
for fees, expenses or taxes)          10.88%    -2.30%     4.83%   Since 7/31/97
--------------------------------------------------------------------------------

(1) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES


See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in growth-oriented common stocks of large cap companies

      PRINCIPAL RISKS

      Market risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Large Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.

The Fund's Adviser believes that the best approach to the large cap equity market is to employ a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio and is invested sector neutral to the Russell 1000 Growth Index, thus providing shareholders with increased exposure to the growth areas of the equity market. A large portion of the Fund will be invested in companies with market capitalizations similar to the Russell 1000 Growth Index. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                 ALLEGIANT LARGE CAP GROWTH FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 28.93%  20.33%  36.61%  29.09%  22.98%  -5.21%  -16.31%  -28.17%  20.10%  3.71%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000     2001     2002    2003   2004

                       Best Quarter    22.87%   (12/31/98)
                      Worst Quarter   -16.11%    (3/31/01)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was -3.33%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THE RUSSELL 1000 GROWTH INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Large Cap Growth Fund

   Returns Before Taxes                               3.71%    -6.63%     9.09%

   Returns After Taxes on Distributions               3.51%    -6.91%     7.56%

   Returns After Taxes on
   Distributions and Sale of Fund Shares              2.66%    -5.57%     7.18%
--------------------------------------------------------------------------------
Russell 1000 Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                                    6.30%    -9.29%     9.59%
--------------------------------------------------------------------------------

(1) THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES


See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT LARGE CAP VALUE FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in value-oriented common stocks of large cap companies

      PRINCIPAL RISK

      Market risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer attractive valuation and improving dynamics.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                  ALLEGIANT LARGE CAP VALUE FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 27.71%  18.08%  29.21%  10.23%  -0.13%  11.62%  -3.79%  -15.04%  27.18% 13.32%
-------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000    2001     2002    2003   2004


                      Best Quarter     15.45%   (6/30/03)
                      Worst Quarter   -17.83%   (9/30/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 0.94%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL 1000 VALUE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS I SHARES                                      1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Large Cap Value Fund

   Returns Before Taxes                             13.32%     5.63%     10.92%

   Returns After Taxes on
   Distributions                                    11.88%     4.64%      9.43%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                       9.32%     4.35%      8.83%
--------------------------------------------------------------------------------
Russell 1000 Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                                  16.49%     5.27%     13.83%
--------------------------------------------------------------------------------

(1) THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES


See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT MID CAP GROWTH FUND

--------------------------------------------------------------------------------

      FUND  SUMMARY

      INVESTMENT GOAL

      Capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in growth-oriented common stocks of medium-sized companies

      PRINCIPAL RISKS

      Market risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with mid cap stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase between $1 billion and $15 billion. The Fund notes that capitalizations of greater than approximately $8 billion are considered to be in the "large cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                   ALLEGIANT MID CAP GROWTH FUND

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Allegiant Mid Cap Growth Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

29.86%  18.32%  11.70%  11.31%  45.85%  -7.90%  -18.89%  -31.10%  34.01%  5.79%
--------------------------------------------------------------------------------
 1995    1996    1997    1998    1999    2000     2001     2002    2003   2004

                      Best Quarter     35.09%  (12/31/99)
                      Worst Quarter   -27.08%   (9/30/01)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was -0.70%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL MIDCAP GROWTH INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Mid Cap Growth Fund

   Returns Before Taxes                               5.79%    -6.11%     7.35%

   Returns After Taxes on
   Distributions                                      5.79%    -7.84%     3.66%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                        3.76%    -5.61%     4.83%
--------------------------------------------------------------------------------
Russell Midcap Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                                   15.48%    -3.36%    11.23%
--------------------------------------------------------------------------------

(1) THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL MIDCAP INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL MIDCAP INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST U.S. COMPANIES AMONG THE LARGEST 1,000 U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES


See page 29 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT MID CAP VALUE FUND

--------------------------------------------------------------------------------

      FUND  SUMMARY

      INVESTMENT GOAL

      Long-term capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in value-oriented common stocks of mid cap companies

      PRINCIPAL RISK

      Market risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $1 billion and $15 billion at the time the Fund purchases the company's securities. The Fund notes that capitalizations of greater than approximately $8 billion are considered to be in the "large cap" range by some industry sources.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value; traditionally these companies have price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                    ALLEGIANT MID CAP VALUE FUND

PERFORMANCE INFORMATION

Prior to March 1, 2004, the Fund invested in value-oriented common stocks of small cap and mid cap companies. Accordingly, performance information prior to March 1, 2004 reflects the results of the previous investment strategy.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                                34.79%    21.47%
--------------------------------------------------------------------------------
                                 2003      2004


                      Best Quarter    17.08%  (6/30/03)
                      Worst Quarter   -3.94%  (3/31/03)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 4.48%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL MIDCAP VALUE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS I SHARES                                1 YEAR   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Allegiant Mid Cap Value Fund                                           7/1/02

   Returns Before Taxes                       21.47%    17.61%

   Returns After Taxes on Distributions       16.89%    15.44%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                    16.07%    14.31%
--------------------------------------------------------------------------------
Russell Midcap Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                            23.71%    17.62%     Since 6/30/02
--------------------------------------------------------------------------------

(1) THE RUSSELL MIDCAP VALUE INDEX IS AN UNMANAGED, MARKET-WEIGHTED TOTAL RETURN INDEX THAT TRACKS THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH RATES.

FUND FEES AND EXPENSES


See page 29 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT MULTI-FACTOR SMALL CAP CORE FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Long-term capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in securities of small capitalization companies

      PRINCIPAL RISKS

      Market risk, small companies risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Multi-Factor Small Cap Core Fund's investment objective is to provide long-term capital appreciation by investing in a diversified portfolio of small cap equity securities that possess both value and growth characteristics. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of small cap companies (i.e., companies with market capitalizations approximately equivalent to those that fall in the lowest 15% of publicly traded companies represented in the Russell 2000 Index). The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Using an analytical process together with fundamental research methods, the Adviser rates the performance potential of companies and buys those stocks that it believes offer the best prospects for superior performance relative to the securities of comparable companies. In selecting securities, the Adviser integrates both growth and valuation considerations. The Adviser focuses on companies that appear to have potential for above-average earnings, sales and asset value growth. Additionally, the Adviser buys those securities it considers to be attractively valued relative to the securities of comparable companies. The Adviser assesses a company's growth prospects and relative valuation by reviewing and analyzing investment candidates individually.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

The Fund will compare its performance to the Russell 2000 Index. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 29 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                     This page is intentionally left blank.

EQUITY FUNDS

ALLEGIANT MULTI-FACTOR SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------

      FUND  SUMMARY

      INVESTMENT GOAL

      Long-term capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in securities of small capitalization companies with prospects for accelerated earnings or revenue growth

      PRINCIPAL RISKS

      Market risk, small companies risk, IPO risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Multi-Factor Small Cap Growth Fund's investment objective is to provide long-term capital appreciation by investing in a diversified portfolio of small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations (i.e., companies with market capitalizations approximately equivalent to those that fall in the lowest 15% of publicly traded companies represented in the Russell 2000 Growth Index). Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities of small cap companies that the Adviser believes offer the potential for accelerated earnings or revenue growth relative to the broader stock market. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Using an analytical process together with fundamental research methods, the Adviser rates the performance potential of companies and buys those stocks that it believes offer the best prospects for superior performance relative to the securities of comparable companies. The Adviser assesses a company's prospects for growth by reviewing and analyzing purchase candidates individually. The Fund may invest in initial public offerings (IPOs), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs.

Although the Fund is diversified and does not intend to focus on any particular industry sectors, the Fund's investment strategy may involve, at times, investing a significant portion of its assets in one or more industry sectors that the Adviser believes hold high potential for growth. As a result, poor performance or negative economic events affecting one or more of these sectors could have a greater impact on the Fund than on other funds that maintain broader sector coverage.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

IPO RISK. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                    ALLEGIANT MULTI-FACTOR SMALL CAP GROWTH FUND

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

The Fund will compare its performance to the Russell 2000 Growth Index. The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 29 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT MULTI-FACTOR SMALL CAP VALUE FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Long-term capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in value-oriented securities of small capitalization companies

      PRINCIPAL RISKS

      Market risk, small companies risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Multi-Factor Small Cap Value Fund's investment objective is to provide long-term capital appreciation by investing in a diversified portfolio of securities of small cap companies. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations that are believed to be conservatively valued. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of smaller capitalization companies (i.e., companies with market capitalizations approximately equivalent to those that fall in the lowest 15% of publicly traded companies represented in the Russell 2000 Value Index). The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

Using an analytical process together with fundamental research methods to implement a "value" approach, the Adviser rates the performance potential of companies and buys those securities it considers to be conservatively valued relative to the securities of comparable companies. In searching for securities with lower than average valuations, the Adviser considers, among other things, price-to-earnings and price-to-book ratios. The Adviser assesses a company's valuation and prospects by reviewing and analyzing investment candidates individually.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

The Fund will compare its performance to the Russell 2000 Value Index. The Russell 2000 Value Index is an unmanaged index comprised of securities in the Russell 2000 Index with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 30 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                     This page is intentionally left blank.

EQUITY FUNDS

ALLEGIANT S&P 500 INDEX FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      To approximate, before Fund expenses, the investment results of the S&P 500 Composite Stock Price Index

      PRINCIPAL INVESTMENT STRATEGY

      Investing in stocks that comprise the S&P 500 Composite Stock Price Index

      PRINCIPAL RISKS

      Market risk, tracking error risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant S&P 500 Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Adviser invests substantially all, but in no event less than 80%, of the Fund's net assets plus any borrowings for investment purposes in stocks included in the S&P 500 Composite Stock Price Index (the "Index"). The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets is invested in stocks included in the Index in approximately the same relative proportion as those stocks are held in the Index. The Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). However, the Adviser believes that employing certain active management strategies for a small percentage of the Fund's assets, if successful, will result in net returns after expenses that may more closely approximate the returns of the Index. Consequently, the Fund may purchase a security that is scheduled to be included in the Index but prior to the effective inclusion date. The Fund may also temporarily continue to hold a security that has been deleted from the Index. A diversified subset of stocks held in the Fund may have weights slightly higher or lower than those in the Index with the goal of adding small incremental performance relative to the Index. Stocks that are held in very small proportions in the Index may be excluded from the Fund or held short if they are expected to underperform. In addition, the Fund may sell securities short.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                          CALENDAR YEAR TOTAL RETURNS


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

              20.61%  -9.20%  -12.22%  -22.33%  28.05%  10.65%
--------------------------------------------------------------------------------
               1999    2000     2001     2002    2003    2004

                      Best Quarter     15.30%  (6/30/03)
                      Worst Quarter   -17.37%  (9/30/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was -1.00%.

                                                                    EQUITY FUNDS

                                                    ALLEGIANT S&P 500 INDEX FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                        SINCE         DATE OF
CLASS I SHARES                    1 YEAR   5 YEARS    INCEPTION      INCEPTION
--------------------------------------------------------------------------------
Allegiant S&P 500 Index Fund                                          7/10/98

   Returns Before Taxes           10.65%    -2.59%      1.96%

   Returns After Taxes on
   Distributions                  10.02%    -3.01%      1.50%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                     6.90%    -2.42%      1.40%
--------------------------------------------------------------------------------
S&P 500 Composite Stock Price
Index(1) (reflects no deduction
for fees, expenses or taxes)      10.88%    -2.30%      2.54%      Since 6/30/98
--------------------------------------------------------------------------------

(1) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE. "S&P 500" IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE BY ALLEGIANT ASSET MANAGEMENT COMPANY. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

FUND FEES AND EXPENSES


See page 30 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT SMALL CAP CORE FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in common stocks of small cap companies

      PRINCIPAL RISKS

      Market risk, small companies risk

      SUB-ADVISER

      Allegiant Investment Counselors, Inc.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


The Allegiant Small Cap Core Fund's investment objective is to provide capital appreciation. The Fund intends to achieve this objective by investing in a diversified portfolio of publicly traded small cap equity securities that possess both value and growth characteristics. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


Investment Counselors' investment process is to invest in securities of companies based on the Investment Counselors' analysis of the company's cash flow. Investment Counselors' investment process focuses, specifically, on Cash Flow Return on Investment (CFROI(R))(1). CFROI(R) is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI(R) is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, different market caps, sectors and industries. Investment Counselors believes that CFROI(R) provides a more accurate predictor of future value than other broadly used analysis methods. Investment Counselors first screens companies based on corporate performance utilizing the CFROI(R) measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced. Investment Counselors believes that it does not matter what a particular company's cash flow change is if the stock is overvalued.

In addition, as part of its screening process, Investment Counselors looks for companies whose management understands how to create value for shareholders, deploy capital, that have low debt and a consistent dividend policy, and that are market leaders with respect to the product or service they provide, as well as companies that are part of a strong or growing industry. Investment Counselors will generally sell a security when cash flow return on investment flattens or declines, market price equals or exceeds cash flow value "target," company characteristics deteriorate, when there are earnings warnings, and when the stock experiences underperformance. However, none of the sell characteristics are automatic.


The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization of between $100 million and $3 billion at the time of purchase. The Fund notes that capitalizations of $1 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

--------------------------------------------------------------------------------

(1)   CFROI IS A REGISTERED TRADEMARK OF CSFB HOLT.

                                                                    EQUITY FUNDS

                                                   ALLEGIANT SMALL CAP CORE FUND

PERFORMANCE INFORMATION

No performance information has been provided, because the Fund had not yet completed a full calendar year of operations as of December 31, 2004.

The Fund will compare its performance to the Russell 2000 Index. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES


See page 30 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in growth-oriented common stocks of small cap companies

      PRINCIPAL RISKS

      Market risk, small companies risk, active trading risk

--------------------------------------------------------------------------------


On May 17, 2005, the Board of Trustees of Allegiant approved a Plan of Reorganization (the "Reorganization") in connection with the proposed reorganization of the Allegiant Small Cap Growth Fund into the Allegiant Multi-Factor Small Cap Growth Fund. Shareholders of record of the Allegiant Small Cap Growth Fund as of September 30, 2005 will be asked to approve the Reorganization at a Special Meeting of Shareholders to be held on December 6, 2005. If the Reorganization is approved by shareholders, Allegiant expects to complete the Reorganization on or about December 12, 2005.


PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase of between $100 million and $3 billion. The Fund notes that capitalizations of $1 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                 ALLEGIANT SMALL CAP GROWTH FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

              7.56  36.06%   -14.96%   -8.11%   -39.31%   45.43%   0.10%
--------------------------------------------------------------------------------
              1998   1999      2000     2001      2002     2003    2004

                      Best Quarter     36.30%  (12/31/99)
                      Worst Quarter   -25.79%   (9/30/01)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was -8.96%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS I SHARES                      1 YEAR   5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Allegiant Small Cap Growth Fund                                       8/1/97

   Returns Before Taxes              0.10%    -7.14%     1.08%

   Returns After Taxes on
   Distributions                     0.10%    -7.49%     0.75%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                       0.07%    -5.93%     0.88%
--------------------------------------------------------------------------------
Russell 2000 Growth Index(1)
(reflects no deduction for
fees, expenses or taxes)            14.31%    -3.57%     2.87%     Since 7/31/97
--------------------------------------------------------------------------------

(1) THE RUSSELL 2000 GROWTH INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES


See page 30 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ALLEGIANT SMALL CAP VALUE FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Capital appreciation

      PRINCIPAL INVESTMENT STRATEGY

      Investing in value-oriented common stocks of small cap companies

      PRINCIPAL RISKS

      Market risk, small companies risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach, focusing on securities of companies that offer good value and good news. The Adviser employs a proprietary quantitative model, Purchased Financial Productivity ("PFP"), to evaluate and rank companies according to the three tenets of quality, valuation and timeliness. The highest ranking stocks are then subjected to extensive fundamental analysis. A security may be sold when its quality is deteriorating and/or its price is rising, or if other securities become available at more attractive levels on a PFP basis. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria. The Fund also utilizes an active trading approach.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase between $100 million and $3 billion. The Fund notes that capitalizations of $1 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

18.63%  22.64%  32.43%  -6.96%  7.91%  33.60%   17.32%  -10.56%  38.98%  21.62%
--------------------------------------------------------------------------------
 1995    1996    1997    1998   1999    2000     2001     2002    2003    2004

                      Best Quarter     19.26%  (12/31/01)
                      Worst Quarter   -17.80%  (09/30/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was -2.90%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL 2000 VALUE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Small Cap Value Fund

   Returns Before Taxes                              21.62%    18.83%    16.45%

   Returns After Taxes on
   Distributions                                     17.12%    16.34%    13.72%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                       16.42%    15.26%    13.04%
--------------------------------------------------------------------------------

Russell 2000 Value Index(1)
(reflects no deduction for
fees, expenses or taxes)                             22.25%    17.23%    14.49%

--------------------------------------------------------------------------------

(1) THE RUSSELL 2000 VALUE INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES


See page 31 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                INTERNATIONAL EQUITY FUND   LARGE CAP CORE EQUITY FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                        None                        None
------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                       None                        None
------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                        None                        None
------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                         2.00%(1)                    None
------------------------------------------------------------------------------------------------------
Exchange Fee                                               None                        None
------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                                   1.15%(2,3)                  0.75%
------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(4)                               0.08%                       0.08%
------------------------------------------------------------------------------------------------------
Other Expenses                                             0.28%                       0.14%
------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                         1.51%(2)                    0.97%
------------------------------------------------------------------------------------------------------


SHAREHOLDER FEES                                  LARGE CAP GROWTH FUND        LARGE CAP VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                        None                        None
------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                       None                        None
------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                        None                        None
------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                         None                        None
------------------------------------------------------------------------------------------------------
Exchange Fee                                               None                        None
------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                                   0.75%                       0.75%
------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(4)                               0.08%                       0.08%
------------------------------------------------------------------------------------------------------
Other Expenses                                             0.14%                       0.14%
------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                         0.97%                       0.97%
------------------------------------------------------------------------------------------------------

                                                                    EQUITY FUNDS

SHAREHOLDER FEES                                 MID CAP GROWTH FUND       MID CAP VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                      None                      None
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                     None                      None
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                      None                      None
-----------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                       None                      None
-----------------------------------------------------------------------------------------------
Exchange Fee                                             None                      None
-----------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees(2)                              1.00%                     1.00%
-----------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(4)                             0.08%                     0.08%
-----------------------------------------------------------------------------------------------
Other Expenses                                           0.45%                     0.19%
-----------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                    1.53%                     1.27%
-----------------------------------------------------------------------------------------------



SHAREHOLDER FEES                                MULTI-FACTOR SMALL CAP   MULTI-FACTOR SMALL CAP
(PAID DIRECTLY FROM YOUR INVESTMENT)                  CORE FUND               GROWTH FUND
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                      None                      None
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                     None                      None
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                      None                      None
-----------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)(1)                    2.00%                     2.00%
-----------------------------------------------------------------------------------------------
Exchange Fee                                             None                      None
-----------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(2,6)                            1.00%                     1.00%
-----------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(4)                             0.08%                     0.08%
-----------------------------------------------------------------------------------------------
Other Expenses(5)                                        0.30%                     0.60%
-----------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                    1.38%                     1.68%
-----------------------------------------------------------------------------------------------

EQUITY FUNDS

SHAREHOLDER FEES                                MULTI-FACTOR SMALL CAP   S&P 500 INDEX FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                 VALUE FUND
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                      None                   None
-------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                     None                   None
-------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                      None                   None
-------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                       2.00%                  None
-------------------------------------------------------------------------------------------
Exchange Fee                                             None                   None
-------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(2)                              1.00%(6)               0.35%
-------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(4)                             0.08%                  0.00%
-------------------------------------------------------------------------------------------
Other Expenses                                           0.30%(5)               0.16%
-------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                    1.38%                  0.51%
-------------------------------------------------------------------------------------------

SHAREHOLDER FEES                                 SMALL CAP CORE FUND         SMALL CAP
(PAID DIRECTLY FROM YOUR INVESTMENT)                                        GROWTH FUND
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                      None                   None
-------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                     None                   None
-------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                      None                   None
-------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                       2.00%(1)               2.00%(1)
-------------------------------------------------------------------------------------------
Exchange Fee                                             None                   None
-------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(6)                              1.00%(7)               1.00%(2)
-------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(4)                             0.08%                  0.08%
-------------------------------------------------------------------------------------------
Other Expenses                                           0.14%                  0.69%
-------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                       1.22%                  1.77%(2)
-------------------------------------------------------------------------------------------

                                                                    EQUITY FUNDS

SHAREHOLDER FEES                                         SMALL CAP
(PAID DIRECTLY FROM YOUR INVESTMENT)                     VALUE FUND
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                        None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                       None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                        None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                         2.00%(1)
--------------------------------------------------------------------------------
Exchange Fee                                               None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(6)                                1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees(4)                               0.08%
--------------------------------------------------------------------------------
Other Expenses                                             0.13%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                         1.21%
--------------------------------------------------------------------------------

(1) The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares within 60 days of purchase. The fee is retained by the Fund and withheld from redemption proceeds. For more details, see the "Redemption Fee" section of this prospectus.


(2) The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                                             ADVISORY     TOTAL
      FUND                                                     FEES     EXPENSES
      International Equity Fund                                1.00%      1.27%
      Mid Cap Growth Fund                                      0.45%      1.07%
      Mid Cap Value Fund                                       0.75%      1.02%
      S&P 500 Index Fund                                       0.20%      0.36%
      Small Cap Growth Fund                                    0.55%      1.32%

      The Adviser expects to waive a portion of its advisory fees for certain Funds during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                                             ADVISORY     TOTAL
      FUND                                                     FEES     EXPENSES
      International Equity Fund                                1.00%      1.36%
      Mid Cap Growth Fund                                      0.45%      0.98%
      Mid Cap Value Fund                                       0.75%      1.02%
      Multi-Factor Small Cap Core Fund                         0.85%      1.23%
      Multi-Factor Small Cap Growth Fund                       0.55%      1.23%
      Multi-Factor Small Cap Value Fund                        0.85%      1.23%
      S&P 500 Index Fund                                       0.20%      0.36%
      Small Cap Growth Fund                                    0.55%      1.32%


      These fee waivers are voluntary and may be revised or discontinued at any time.


(3) From its advisory fee, the Adviser pays a sub-advisory fee to Polaris based on the portion of assets of the Fund allocated to Polaris as follows: .35% of the first $125 million of assets managed, 0.40% of assets managed between $125 million and $200 million and 0.50% of assets managed over $200 million.

(4) Represents actual Distribution (12b-1) Fees incurred by the S&P 500 Fund's Class I Shares during the last fiscal year. For the other Funds, Distribution (12b-1) Fees have been restated to reflect current fees expected to be incurred by each Fund's Class I Shares during the current fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.08% (0.005% for the S&P 500 Index
      Fund) during the current fiscal year.

(5) Other Expenses for the Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth and Multi-Factor Small Cap Value Funds are based on estimated amounts for the current fiscal year.

(6) The advisory fee is reduced to 0.95% on assets of $500 million or more, but less than $1 billion and to 0.90% on assets of $1 billion and over for the Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value, Small Cap Core, Small Cap Growth and Small Cap Value Funds.

(7) From its advisory fee, the Adviser pays a sub-advisory fee of 0.50% to Investment Counselors, sub-adviser to the Fund.

      For more information about these fees, see "Investment Adviser, Sub-Advisers and Investment Teams" and "Distribution of Fund Shares."

EQUITY FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Allegiant Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                   $154      $477      $824     $1,802
--------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND                    99       309       536      1,190
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND                         99       309       536      1,190
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND                          99       309       536      1,190
--------------------------------------------------------------------------------
MID CAP GROWTH FUND                          156       483       834      1,824
--------------------------------------------------------------------------------
MID CAP VALUE FUND                           129       403       697      1,534
--------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP CORE FUND             140       437       N/A        N/A
--------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP GROWTH FUND           171       530       N/A        N/A
--------------------------------------------------------------------------------
MULTI-FACTOR SMALL CAP VALUE FUND            140       437       N/A        N/A
--------------------------------------------------------------------------------
S&P 500 INDEX FUND                            52       164       285        640
--------------------------------------------------------------------------------
SMALL CAP CORE FUND                          124       387       670      1,477
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND                        180       557       959      2,084
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND                         123       384       665      1,466
--------------------------------------------------------------------------------

                     This page is intentionally left blank.

ASSET ALLOCATION FUNDS

ALLEGIANT AGGRESSIVE ALLOCATION FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Capital appreciation with current income as a secondary objective

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a combination of Underlying Allegiant Funds that, in turn, invest primarily in U.S. and foreign common stocks and, to a lesser extent, in investment grade fixed income securities and cash equivalents

      PRINCIPAL RISKS

      Market risk, interest rate risk, credit risk, prepayment/extension risk, allocation risk, small companies risk, foreign risk, conflicts risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


The Allegiant Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Allegiant Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 75.


The Fund invests in Underlying Allegiant Funds in accordance with weightings determined by the Adviser. The Underlying Allegiant Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Allegiant Funds that invest primarily in equity securities (Allegiant International Equity, Allegiant Large Cap Growth, Allegiant Large Cap Value, Allegiant Small Cap Growth and Allegiant Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Allegiant Funds that invest primarily in fixed income securities (Allegiant Bond and Allegiant Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Allegiant Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Allegiant Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments.

The Fund's assets may be reallocated among the Underlying Allegiant Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Allegiant Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Allegiant Funds and allocation of the Fund's assets among them. Since some Underlying Allegiant Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Allegiant Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Allegiant Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Allegiant Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Allegiant Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would

                                                          ASSET ALLOCATION FUNDS

                                            ALLEGIANT AGGRESSIVE ALLOCATION FUND

provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Allegiant Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Allegiant Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Allegiant Fund will suffer from the inability to invest in higher-yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Allegiant Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Allegiant Funds will not anticipate market trends successfully. For example, weighting Underlying Allegiant Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Allegiant Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Allegiant Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Allegiant Funds both because the fees payable to the Adviser by some Underlying Allegiant Funds are higher than fees payable by other Underlying Allegiant Funds and because the Adviser is also responsible for managing the Underlying Allegiant Funds. The Trustees and officers of Allegiant may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Allegiant Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                       -18.93%       23.76%      7.39%
--------------------------------------------------------------------------------
                         2002         2003       2004

                          Best Quarter     13.85%  (6/30/03)
                          Worst Quarter   -14.65%  (09/30/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was -0.90%.

ASSET ALLOCATION FUNDS

ALLEGIANT AGGRESSIVE ALLOCATION FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE AGGRESSIVE ALLOCATION HYBRID BENCHMARK INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                       SINCE        DATE OF
CLASS I SHARES                              1 YEAR   INCEPTION     INCEPTION
--------------------------------------------------------------------------------

Allegiant Aggressive Allocation Fund                                  3/6/01

   Returns Before Taxes                       7.39%      0.85%

   Returns After Taxes on
   Distributions                              7.13%      0.49%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                4.80%      0.50%
--------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                            4.34%      6.36%    Since 2/28/01
--------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for
fees, expenses or taxes)                     10.88%      1.05%    Since 2/28/01
--------------------------------------------------------------------------------

Aggressive Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for
fees, expenses or taxes)                      9.25%      2.38%    Since 2/28/01

--------------------------------------------------------------------------------

(1) THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE- WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

(2) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

(3) THE AGGRESSIVE ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 75% S&P 500 COMPOSITE STOCK PRICE INDEX AND 25% LEHMAN U.S. AGGREGATE BOND INDEX, AS CALCULATED BY THE ADVISER.

FUND FEES AND EXPENSES


See page 45 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                     This page is intentionally left blank.

ASSET ALLOCATION FUNDS

ALLEGIANT BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Long-term capital appreciation and current income

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a diversified portfolio of common stocks, investment grade fixed income securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions

      PRINCIPAL RISKS

      Market risk, allocation risk, small companies risk, foreign risk, interest rate risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.

The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap

                                                          ASSET ALLOCATION FUNDS

                                              ALLEGIANT BALANCED ALLOCATION FUND

stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

           15.27%    1.66%    -6.85%    -13.69%    22.26%    7.66%
--------------------------------------------------------------------------------
            1999     2000      2001       2002      2003     2004

                         Best Quarter     16.09%  (12/31/99)
                         Worst Quarter   -11.04%  (9/30/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was -0.40%.

ASSET ALLOCATION FUNDS

ALLEGIANT BALANCED ALLOCATION FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                         SINCE       DATE OF
CLASS I SHARES                      1 YEAR   5 YEARS   INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Allegiant Balanced Allocation Fund                                    7/10/98

   Returns Before Taxes              7.66%    1.47%      4.27%

   Returns After Taxes on
   Distributions                     7.12%   -0.02%      2.89%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                       4.97%    0.42%      2.88%
--------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond
Index(1)
(reflects no deduction for
fees, expenses or taxes)             4.34%    7.71%      6.48%    Since 6/30/98
--------------------------------------------------------------------------------
S&P 500 Composite Stock Price
Index(2)
(reflects no deduction for
fees, expenses or taxes)            10.88%   -2.30%      2.54%    Since 6/30/98
--------------------------------------------------------------------------------
Balanced Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for
fees, expenses or taxes)             8.26%    1.70%      4.12%     Since 6/30/98
--------------------------------------------------------------------------------

(1) THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

(2) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

(3) THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 60% S&P 500 COMPOSITE STOCK PRICE INDEX AND 40% LEHMAN U.S. AGGREGATE BOND INDEX, AS CALCULATED BY THE ADVISER.

FUND FEES AND EXPENSES


See page 45 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                     This page is intentionally left blank.

ASSET ALLOCATION FUNDS

ALLEGIANT CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income and moderate capital appreciation consistent with preservation of capita

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a combination of Underlying Allegiant Funds that, in turn, invest primarily in investment grade fixed income securities and, to a lesser extent, in U.S. and foreign common stocks and cash equivalents

      PRINCIPAL RISKS

      Market risk, interest rate risk, credit risk, prepayment/extension risk, allocation risk, small companies risk, foreign risk, conflicts risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES


The Allegiant Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Allegiant Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 75.


The Fund invests in Underlying Allegiant Funds in accordance with weightings determined by the Adviser. The Underlying Allegiant Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.

The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Allegiant Funds that invest primarily in fixed income securities (Allegiant Bond and Allegiant Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Allegiant Funds that invest primarily in equity securities (Allegiant International Equity, Allegiant Large Cap Growth, Allegiant Large Cap Value, Allegiant Small Cap Growth and Allegiant Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Allegiant Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Allegiant Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments.

The Fund's assets may be reallocated among the Underlying Allegiant Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Allegiant Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Allegiant Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Allegiant Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Allegiant Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Allegiant Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Allegiant Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Allegiant Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or

                                                          ASSET ALLOCATION FUNDS

                                          ALLEGIANT CONSERVATIVE ALLOCATION FUND

sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Allegiant Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Allegiant Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Allegiant Fund will suffer from the inability to invest in higher-yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Allegiant Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Allegiant Funds will not anticipate market trends successfully. For example, weighting Underlying Allegiant Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Allegiant Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Allegiant Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Allegiant Funds both because the fees payable to the Adviser by some Underlying Allegiant Funds are higher than fees payable by other Underlying Allegiant Funds and because the Adviser is also responsible for managing the Underlying Allegiant Funds. The Trustees and officers of Allegiant may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Allegiant Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

ASSET ALLOCATION FUNDS

ALLEGIANT CONSERVATIVE ALLOCATION FUND


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class I Shares from year to year.

                          CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                   -5.82%        13.88%         4.86%
--------------------------------------------------------------------------------
                    2002          2003          2004

                     Best Quarter     8.26%   (6/30/03)
                     Worst Quarter   -5.01%   (9/30/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 0.37%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT /CREDIT BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE CONSERVATIVE ALLOCATION HYBRID BENCHMARK INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                         SINCE       DATE OF
CLASS I SHARES                                1 YEAR   INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Allegiant Conservative Allocation Fund                                3/6/01

   Returns Before Taxes                        4.86%     3.35%

   Returns After Taxes on
   Distributions                               4.20%     2.51%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                 3.15%     2.34%
--------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/
Credit Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                             3.04%     6.08%     Since 2/28/01
--------------------------------------------------------------------------------
S&P Composite Stock Price Index(2)
(reflects no deduction for fees,
expenses or taxes)                            10.88%     1.05%     Since 2/28/01
--------------------------------------------------------------------------------
Conservative Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for fees,
expenses or taxes)                             5.78%     4.32%     Since 2/28/01
--------------------------------------------------------------------------------

(1) THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX IS A WIDELY RECOGNIZED INDEX OF GOVERNMENT AND CORPORATE DEBT SECURITIES RATED INVESTMENT GRADE OR BETTER, WITH MATURITIES OF AT LEAST ONE YEAR.

(2) THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

(3) THE CONSERVATIVE ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 35% S&P 500 COMPOSITE STOCK PRICE INDEX AND 65% LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, AS CALCULATED BY THE ADVISER.

      FUND FEES AND EXPENSES


      See page 45 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                          ASSET ALLOCATION FUNDS

                                                          FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)             AGGRESSIVE ALLOCATION FUND   BALANCED ALLOCATION FUND
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                       None                          None
-----------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                      None                          None
-----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                       None                          None
-----------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                           None                          None
-----------------------------------------------------------------------------------------------------
Exchange Fee                                              None                          None
-----------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

-----------------------------------------------------------------------------------------------------
Investment Advisory Fees(1)                               0.25%                         0.75%
-----------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                              0.06%                         0.06%
-----------------------------------------------------------------------------------------------------
Other Expenses                                            0.25%                         0.24%
-----------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(1)                                     0.56%                         1.05%
-----------------------------------------------------------------------------------------------------
Indirect Underlying Fund Expenses                         0.88%(3)                       N/A
-----------------------------------------------------------------------------------------------------
Total Fund Operating and Indirect Expenses                1.44%(3)                       N/A
-----------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)            CONSERVATIVE ALLOCATION FUND
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                       None
----------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                      None
----------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                       None
----------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                        None
----------------------------------------------------------------------------
Exchange Fee                                              None
----------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------------------------------
Investment Advisory Fees(1)                               0.25%
----------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                              0.06%
----------------------------------------------------------------------------
Other Expenses                                            0.23%
----------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(1)                                     0.54%
----------------------------------------------------------------------------
Indirect Underlying Fund Expenses(3)                      0.71%
----------------------------------------------------------------------------
Total Fund Operating and Indirect Expenses(3)             1.25%
----------------------------------------------------------------------------


ASSET ALLOCATION FUNDS

(1) The Adviser waived its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:


                                                            ADVISORY     TOTAL
      FUND                                                    FEES      EXPENSES
      Aggressive Allocation Fund                              0.00%      0.30%
      Conservative Allocation Fund                            0.00%      0.27%


      The Adviser expects to continue waiving its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


                                                             ADVISORY     TOTAL
      FUND                                                     FEES     EXPENSES
      Aggressive Allocation Fund                               0.00%      0.31%
      Conservative Allocation Fund                             0.00%      0.29%

      The Adviser intends to waive a portion of its advisory fee for the Balanced Allocation Fund during the current fiscal year to the extent necessary to maintain the stated Total Annual Fund Operating Expenses for Class I Shares at 1.05%. These fee waivers are voluntary and may be revised or discontinued at any time.

(2) Represents actual Distribution (12b-1) Fees incurred by each Fund's Class I Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.06% during the current fiscal year.


(3) Because the Aggressive Allocation Fund and Conservative Allocation Fund invest in other mutual funds, your investment in these Funds is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from 0.42% to 1.24% for Class I Shares of the Underlying Allegiant Funds, which is the only class of shares of the Underlying Allegiant Funds in which the Funds invest.

      The ratios of Indirect Underlying Fund Expenses shown in the table above are based on hypothetical allocations of Fund assets to Underlying Allegiant Funds as follows:



                                                      AGGRESSIVE   CONSERVATIVE
                                                      ALLOCATION    ALLOCATION
                                                         FUND           FUND
      Large Cap Growth Fund                             39.04%        18.70%
      Large Cap Value Fund                              38.06%        18.30%
      Bond Fund                                         10.80%         0.00%
      Intermediate Bond Fund                             0.00%        51.30%
      Money Market Fund                                 12.10%        11.70%



      The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.

      Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Allegiant Funds) during the last fiscal year were:


      Aggressive Allocation Fund                          1.30%

      Conservative Allocation Fund                        1.14%


      Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Allegiant Funds) for the current fiscal year are expected to be:


      Aggressive Allocation Fund                          1.19%

      Conservative Allocation Fund                        1.00%

      For more information about these fees, see "Investment Adviser, Sub-Advisers and Investment Teams" and "Distribution of Fund Shares."


--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Allegiant Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND*      $147      $456      $787     $1,724
---------------------------------------------------------------------
BALANCED ALLOCATION FUND          107       334       579      1,283
---------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND*     127       397       686      1,511
---------------------------------------------------------------------


* The examples for the Allegiant Aggressive Allocation Fund and Allegiant Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Allegiant Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Allegiant Funds.

                     This page is intentionally left blank.

FIXED INCOME FUNDS

ALLEGIANT BOND FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income as well as preservation of capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a diversified portfolio of investment grade fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years

      PRINCIPAL RISKS

      Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between four and twelve years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies,

                                                              FIXED INCOME FUNDS

                                                             ALLEGIANT BOND FUND

authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Allegiant Bond Fund on that date.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

18.06%   3.47%   9.22%   7.58%  -1.80%   7.53%   7.42%   10.11%    4.05%   3.78%
--------------------------------------------------------------------------------
 1995    1996    1997    1998    1999    2000    2001     2002     2003    2004

                      Best Quarter    6.17%   (6/30/95)
                      Worst Quarter  -2.49%   (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 2.59%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR 15% CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Bond Fund

   Returns Before Taxes                               3.78%    6.55%      6.83%

   Returns After Taxes on Distributions               2.34%    4.52%      4.55%

   Returns After Taxes on Distributions and Sale
   of Fund Shares                                     2.44%    4.34%      4.43%
--------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                    4.34%    7.71%      7.72%
--------------------------------------------------------------------------------

(1) THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

FUND FEES AND EXPENSES


See page 60 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT GOVERNMENT MORTGAGE FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income as well as preservation of capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in mortgage-related securities issued or guaranteed by the U.S. government

      PRINCIPAL RISKS

      Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Government Mortgage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of

                                                              FIXED INCOME FUNDS

                                              ALLEGIANT GOVERNMENT MORTGAGE FUND

the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the Allegiant Government Mortgage Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

13.77%   4.70%   8.11%   7.08%   1.23%  10.30%   7.61%    8.19%    2.13%   4.20%
--------------------------------------------------------------------------------
 1995    1996    1997    1998    1999    2000    2001     2002     2003    2004

                         Best Quarter    3.94%  (6/30/95)
                         Worst Quarter  -1.19%  (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 2.10%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Government Mortgage Fund

   Returns Before Taxes                               4.20%    6.44%      6.67%

   Returns After Taxes on Distributions               2.44%    4.38%      4.14%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                            2.70%    4.24%      4.11%
--------------------------------------------------------------------------------
Lehman Mortgage-Backed Securities Index(1)
(reflects no deduction for fees, expenses or taxes)   4.70%    7.14%      7.56%
--------------------------------------------------------------------------------

(1) THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX IS A WIDELY-RECOGNIZED INDEX OF MORTGAGE-BACKED SECURITIES ISSUED BY GNMA, FREDDIE MAC, AND FNMA. ALL SECURITIES IN THE INDEX ARE RATED AAA, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES


See page 60 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      High current income as well as preservation of capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between three and ten years

      PRINCIPAL RISKS

      Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade bonds. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. and foreign governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

                                                              FIXED INCOME FUNDS

                                                ALLEGIANT INTERMEDIATE BOND FUND

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

15.74%   3.12%   6.94%   7.91%   -0.04%   6.78%   7.97%   9.84%   4.10%   2.73%
--------------------------------------------------------------------------------
 1995    1996    1997    1998     1999    2000    2001    2002    2003    2004

                      Best Quarter      5.41%   (6/30/95)
                      Worst Quarter    -2.39%   (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 1.61%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS I SHARES                                      1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Intermediate Bond Fund

   Returns Before Taxes                              2.73%    6.25%      6.43%

   Returns After Taxes on
   Distributions                                     1.54%    4.36%      4.26%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                       1.77%    4.17%      4.15%
--------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/
Credit Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                   3.04%    7.21%      7.16%
--------------------------------------------------------------------------------

(1) THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX WHICH IS REPRESENTATIVE OF INTERMEDIATE-TERM BONDS.

FUND FEES AND EXPENSES


See page 60 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT LIMITED MATURITY BOND FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income as well as preservation of capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between one and five years

      PRINCIPAL RISKS

      Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains an average dollar-weighted portfolio maturity of between one and five years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

                                                              FIXED INCOME FUNDS

                                            ALLEGIANT LIMITED MATURITY BOND FUND

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 7.69%   5.29%   6.43%   6.58%    3.20%   4.49%   9.20%   5.46%   2.33%   0.99%
--------------------------------------------------------------------------------
 1995    1996    1997    1998     1999    2000    2001    2002    2003    2004

                      Best Quarter      3.62%   (3/31/01)
                      Worst Quarter    -1.14%   (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was -1.00%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS I SHARES                                      1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Limited Maturity Bond Fund

   Returns Before Taxes                              0.99%    4.46%      5.14%

   Returns After Taxes on
   Distributions                                     0.05%    2.78%      3.10%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                       0.64%    2.77%      3.11%
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index(1)
(reflects no deduction for fees,
expenses or taxes)                                   1.21%    5.32%      5.95%
--------------------------------------------------------------------------------

(1) THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURY AND AGENCY BONDS AND U.S. FIXED COUPON INVESTMENT GRADE CORPORATE BONDS (U.S. DOMESTIC AND YANKEE/GLOBAL BONDS). U.S. TREASURY BONDS MUST HAVE AT LEAST $1 BILLION FACE VALUE OUTSTANDING AND AGENCY AND CORPORATE BONDS MUST HAVE AT LEAST $150 MILLION FACE VALUE OUTSTANDING TO BE INCLUDED IN THE INDEX. BOTH TOTAL RETURN AND PRICE RETURNS ARE CALCULATED DAILY. PRICES ARE TAKEN AS OF APPROXIMATELY 3 P.M. EASTERN TIME. QUALITY RANGE IS BBB3-AAA BASED ON COMPOSITE MOODY AND S&P RATINGS. MATURITIES FOR ALL BONDS ARE GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN THREE YEARS. FLOATERS, EQUIPMENT TRUST CERTIFICATES, AND TITLE 11 SECURITIES ARE EXCLUDED.

FUND FEES AND EXPENSES


See page 60 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT TOTAL RETURN ADVANTAGE FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income as well as preservation of capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in investment grade fixed income securities, while maintaining an average dollar-weighted maturity of between four and twelve years

      PRINCIPAL RISKS

      Market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains an average dollar-weighted maturity of between four and twelve years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic

                                                              FIXED INCOME FUNDS

                                           ALLEGIANT TOTAL RETURN ADVANTAGE FUND

downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 19.18%  3.11%   8.91%   9.05%   -2.95%   12.38%  7.28%   11.09%  5.12%   3.90%
--------------------------------------------------------------------------------
  1995   1996    1997    1998     1999     2000   2001     2002   2003    2004

                      Best Quarter      6.90%   (6/30/95)
                      Worst Quarter    -3.04%   (6/30/04)

The Fund's year-to-date total return for Class I Shares 30% through June 30, 2005 was 3.07%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE 10% OF THE LEHMAN U.S. GOVERNMENT/CREDIT BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL 0% FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF -10% STATE AND19 LOCAL 95 1996 TAXES.1997 ACTUAL AFTER-TAX 1998 199 9 2000 RETURNS 2 001 DEPEND ON AN 200 2 2003 2004 INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS I SHARES                                      1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Total Return Advantage Fund

   Returns Before Taxes                              3.90%    7.90%      7.56%

   Returns After Taxes on
   Distributions                                     2.33%    5.67%      4.91%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                       2.63%    5.45%      4.83%
--------------------------------------------------------------------------------
Lehman U.S. Government/Credit Bond
Index(1)
(reflects no deduction for fees,
expenses or taxes)                                   4.19%    8.00%      7.80%
--------------------------------------------------------------------------------

(1) THE LEHMAN U.S. GOVERNMENT/CREDIT BOND INDEX IS A WIDELY RECOGNIZED INDEX OF GOVERNMENT AND CORPORATE DEBT SECURITIES RATED INVESTMENT GRADE OR BETTER, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES


See page 61 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ALLEGIANT ULTRA SHORT BOND FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      High current income while preserving capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in high-quality fixed income securities with an average maturity of 9 to 15 months

      PRINCIPAL RISKS

      Market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Ultra Short Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S.

                                                              FIXED INCOME FUNDS

                                                 ALLEGIANT ULTRA SHORT BOND FUND

government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                          CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           1.76%                 1.05%
--------------------------------------------------------------------------------
                           2003                  2004

                      Best Quarter      0.73%   (3/31/03)
                      Worst Quarter    -0.25%   (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 1.01%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX AND THE MERRILL LYNCH 1 YEAR U.S. TREASURY INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                        SINCE        DATE OF
CLASS I SHARES                               1 YEAR   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Allegiant Ultra Short Bond Fund                                      12/2/02

   Returns Before Taxes                       1.05%     1.60%

   Returns After Taxes on Distributions       0.37%     0.95%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                        0.68%     0.99%
--------------------------------------------------------------------------------

Merrill Lynch 1-3 year U.S. Corporate/
Government Index(1)
(reflects no deduction
for fees, expenses or taxes)                  1.21%     2.39%     Since 11/30/02

--------------------------------------------------------------------------------
Merrill Lynch 1 Year U.S. Treasury Index(2,3)
(reflects no deduction for fees,
expenses or taxes)                            0.82%     1.27%     Since 11/30/02
--------------------------------------------------------------------------------

(1) THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURY AND AGENCY BONDS AND U.S. FIXED COUPON INVESTMENT GRADE CORPORATE BONDS (U.S. DOMESTIC AND YANKEE/GLOBAL BONDS). U.S. TREASURY BONDS MUST HAVE AT LEAST $1 BILLION FACE VALUE OUTSTANDING AND AGENCY AND CORPORATE BONDS MUST HAVE AT LEAST $150 MILLION FACE VALUE OUTSTANDING TO BE INCLUDED IN THE INDEX. BOTH TOTAL RETURN AND PRICE RETURNS ARE CALCULATED DAILY. PRICES ARE TAKEN AS OF APPROXIMATELY 3 P.M. EASTERN TIME. QUALITY RANGE IS BBB3-AAA BASED ON COMPOSITE MOODY AND S&P RATINGS. MATURITIES FOR ALL BONDS ARE GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN THREE YEARS. FLOATERS, EQUIPMENT TRUST CERTIFICATES, AND TITLE 11 SECURITIES ARE EXCLUDED.

(2) THE MERRILL LYNCH 1 YEAR U.S. TREASURY INDEX, A MARKET CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURIES, IS AN UNMANAGED INDEX NOT AVAILABLE FOR DIRECT INVESTMENT.

(3) ON NOVEMBER 19, 2004, THE FUND'S BENCHMARK WAS CHANGED TO THE MERRILL LYNCH 1 YEAR U.S. TREASURY INDEX. THE ADVISER FEELS THAT THIS INDEX MORE APPROPRIATELY REFLECTS THE TYPE AND DURATION OF SECURITIES HELD IN THE PORTFOLIO AND PROVIDES THE BEST COMPARATIVE PERFORMANCE INFORMATION.

FUND FEES AND EXPENSES


See page 61 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)                   BOND FUND             GOVERNMENT MORTGAGE FUND
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                        None                        None
------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                       None                        None
------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                        None                        None
------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                         None                        None
------------------------------------------------------------------------------------------------------
Exchange Fee                                               None                        None
------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees(1)                                0.55%                       0.55%
------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                               0.06%                       0.06%
------------------------------------------------------------------------------------------------------
Other Expenses                                             0.14%                       0.20%
------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(1)                                      0.75%                       0.81%
------------------------------------------------------------------------------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)              INTERMEDIATE BOND FUND    LIMITED MATURITY BOND FUND
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                        None                        None
------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                       None                        None
------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                        None                        None
------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                         None                        None
------------------------------------------------------------------------------------------------------
Exchange Fee                                               None                        None
------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees(1)                                0.55%                       0.45%
------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                               0.06%                       0.06%
------------------------------------------------------------------------------------------------------
Other Expenses                                             0.13%                       0.14%
------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(1)                                      0.74%                       0.65%
------------------------------------------------------------------------------------------------------

                                                              FIXED INCOME FUNDS

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)            TOTAL RETURN ADVANTAGE FUND   ULTRA SHORT BOND FUND
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                          None                       None
---------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                         None                       None
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                          None                       None
---------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                           None                       None
---------------------------------------------------------------------------------------------------
Exchange Fee                                                 None                       None
---------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees(1)                                  0.55%                      0.40%
---------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                                 0.06%                      0.03%
---------------------------------------------------------------------------------------------------
Other Expenses                                               0.16%                      0.14%
---------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(1)                                        0.77%                      0.57%
---------------------------------------------------------------------------------------------------

(1) The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                                             ADVISORY    TOTAL
      FUND                                                     FEES     EXPENSES
      Government Mortgage Fund                                 0.40%      0.67%
      Intermediate Bond Fund                                   0.40%      0.60%
      Limited Maturity Fund                                    0.35%      0.55%
      Total Return Advantage Fund                              0.40%      0.63%
      Ultra Short Bond Fund                                    0.20%      0.38%


      The Adviser expects to continue waiving a portion of its advisory fees for these Funds during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


                                                             ADVISORY    TOTAL
      FUND                                                     FEES     EXPENSES
      Government Mortgage Fund                                 0.40%      0.66%
      Intermediate Bond Fund                                   0.40%      0.59%
      Limited Maturity Fund                                    0.35%      0.55%
      Total Return Advantage Fund                              0.40%      0.62%
      Ultra Short Bond Fund                                    0.20%      0.37%

      The Adviser intends to waive 0.10% of its advisory fee for the Bond Fund during the current fiscal year to the extent necessary to maintain the stated Total Annual Fund Operating Expenses for Class I Shares at 0.65%.

      These fee waivers are voluntary and may be revised or discontinued at any time.

(2) Represents actual Distribution (12b-1) Fees incurred by each Fund's Class I Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.06% (0.03% for the Ultra Short Bond Fund) during the current fiscal year.


      For more information about these fees, see "Investment Adviser, Sub-Advisers and Investment Teams" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Allegiant Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
BOND FUND                                  $ 77     $ 240     $ 417     $  930
--------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND                     83       259       450      1,002
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND                       76       237       411        918
--------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND                   66       208       362        820
--------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND                  79       246       428        954
--------------------------------------------------------------------------------
ULTRA SHORT BOND FUND                        58       183       318        714
--------------------------------------------------------------------------------

TAX FREE BOND FUNDS

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income exempt from federal income tax as is consistent with conservation of capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in municipal obligations that pay interest that is exempt from federal income tax

      PRINCIPAL RISKS

      Market risk, interest rate risk, credit risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Intermediate Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in bonds that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain a dollar-weighted average effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                                     ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND

PERFORMANCE INFORMATION

The performance of Class I Shares of the Allegiant Intermediate Tax Exempt Bond Fund for the period prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the Intermediate Tax Exempt Bond Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Intermediate Tax Exempt Bond Fund's inception as a registered mutual fund, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as those of the Fund. In connection with the Intermediate Tax Exempt Bond Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Intermediate Tax Exempt Bond Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the Intermediate Tax Exempt Bond Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                          CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     14.05%  -1.07%  6.57%  5.95% -1.12%   8.99%  4.52%  8.54%  3.99%  2.21%
--------------------------------------------------------------------------------
      1995    1996   1997   1998   1999    2000   2001   2002   2003   2004

                      Best Quarter      3.74%   (6/30/02)
                      Worst Quarter    -2.11%   (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 1.35%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX. AFTER-TAX RETURNS ARE SHOWN ONLY SINCE THE FUND COMMENCED OPERATIONS AS A REGISTERED MUTUAL FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

---------------------------------------------------------------------------------------------------
                                                                          SINCE          DATE OF
                                                                       COMMENCEMENT   COMMENCEMENT
                                                                            AS             AS
                                                                        REGISTERED     REGISTERED
CLASS I SHARES                           1 YEAR   5 YEARS   10 YEARS       FUND           FUND
---------------------------------------------------------------------------------------------------

Allegiant Intermediate
Tax Exempt Bond Fund                                                                     4/9/98

   Returns Before Taxes                   2.21%    5.62%       N/A(1)    4.71%

   Returns After Taxes on
   Distributions                          2.21%    5.62%       N/A(2)    6.42%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                            2.82%    5.43%       N/A(2)    6.40%

---------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index(3)
(reflects no deduction for fees,
expenses or taxes)                        3.15%    6.61%      6.48%      5.60%        Since 3/31/98
---------------------------------------------------------------------------------------------------

(1) PERFORMANCE FOR PERIODS PRIOR TO THE FUND'S COMMENCEMENT OF OPERATIONS AS A REGISTERED MUTUAL FUND REFLECTS PERFORMANCE OF THE PREDECESSOR COMMON TRUST FUND DESCRIBED ABOVE.

(2) AFTER-TAX RETURNS FOR PERIODS PRIOR TO COMMENCEMENT OF OPERATIONS AS A REGISTERED MUTUAL FUND ARE NOT AVAILABLE.

(3) THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES


See page 70 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in municipal obligations that pay interest that is exempt from federal and Michigan state income taxes

      PRINCIPAL RISKS

      Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Michigan Intermediate Municipal Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. Such income may be subject to the federal alternative minimum tax when received by certain shareholders. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan state income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Michigan municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in Michigan municipal bonds. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of its shareholders. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Michigan municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Michigan makes the Fund susceptible to economic, political and regulatory events that affect Michigan.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                             ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Allegiant Michigan Intermediate Municipal Bond Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

13.63%   3.03%   7.19%   5.00%   -1.34%   8.90%   4.62%    8.33%   4.09%   1.84%
--------------------------------------------------------------------------------
 1995    1996    1997    1998     1999    2000    2001     2002    2003    2004

                         Best Quarter    5.25%  (3/31/95)
                         Worst Quarter  -1.95%  (6/30/99)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 0.92%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Michigan Intermediate
Municipal Bond Fund

   Returns Before Taxes                               1.84%    5.52%      5.45%

   Returns After Taxes on Distributions               1.82%    5.50%      5.40%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                            2.77%    5.39%      5.34%
--------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                    3.15%    6.61%      6.48%
--------------------------------------------------------------------------------

(1) THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES


See page 70 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income exempt from federal income tax and, to the extent possible, Ohio personal income taxes, consistent with conservation of capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in municipal obligations that pay interest that is exempt from federal income and Ohio personal income taxes

      PRINCIPAL RISKS

      Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Ohio Intermediate Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes (Ohio municipal bonds). Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain an average weighted effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Ohio municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                                ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

13.44%   3.93%   7.24%   5.44%   -1.11%   8.77%   4.46%   8.79%   3.77%    2.08%
--------------------------------------------------------------------------------
 1995    1996    1997    1998     1999    2000    2001    2002    2003     2004

                         Best Quarter    5.13%  (3/31/95)
                         Worst Quarter  -1.92%  (6/30/99)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 1.24%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Ohio Intermediate Tax
Exempt Bond Fund

   Returns Before Taxes                               2.08%    5.54%      5.61%

   Returns After Taxes on Distributions               2.08%    5.54%      5.60%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                        2.66%    5.36%      5.49%
--------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                    3.15%    6.61%      6.48%
--------------------------------------------------------------------------------

(1) THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES


See page 70 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income exempt from both regular federal income tax and, to the extent possible, Pennsylvania personal income tax as is consistent with conservation of capital

      PRINCIPAL INVESTMENT STRATEGY

      Investing in municipal obligations that pay interest that is exempt from federal income and Pennsylvania personal income taxes

      PRINCIPAL RISKS

      Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Pennsylvania Intermediate Municipal Bond Fund's investment objective is to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal income and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Pennsylvania municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in Pennsylvania municipal bonds.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain an average weighted portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Pennsylvania municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                         ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 9.93%   3.91%   6.94%   5.62%   -0.96%   8.77%   4.44%   8.20%   3.89%    2.02%
--------------------------------------------------------------------------------
 1995    1996    1997    1998     1999    2000    2001    2002    2003     2004

                         Best Quarter    3.86%  (9/30/02)
                         Worst Quarter  -2.12%  (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 1.28%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Pennsylvania Intermediate
Municipal Bond Fund

   Returns Before Taxes                               2.02%    5.43%      5.23%

   Returns After Taxes on Distributions               2.02%    5.43%      5.21%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                                        2.51%    5.26%      5.12%
--------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                    3.15%    6.61%      6.48%
--------------------------------------------------------------------------------

(1) THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES


See page 70 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                  INTERMEDIATE TAX EXEMPT   MICHIGAN INTERMEDIATE
(PAID DIRECTLY FROM YOUR INVESTMENT)                    BOND FUND            MUNICIPAL BOND FUND
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                       None                       None
-------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                      None                       None
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                       None                       None
-------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                        None                       None
-------------------------------------------------------------------------------------------------
Exchange Fee                                              None                       None
-------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees(1)                               0.55%                      0.55%
-------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                              0.06%                      0.06%
-------------------------------------------------------------------------------------------------
Other Expenses                                            0.15%                      0.16%
-------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(1)                                     0.76%                      0.77%
-------------------------------------------------------------------------------------------------


SHAREHOLDER FEES                                  OHIO INTERMEDIATE TAX     PENNSYLVANIA INTERMEDIATE
(PAID DIRECTLY FROM YOUR INVESTMENT)                EXEMPT BOND FUND          MUNICIPAL BOND FUND
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                       None                       None
-----------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                      None                       None
-----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                       None                       None
-----------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                           None                       None
-----------------------------------------------------------------------------------------------------
Exchange Fee                                              None                       None
-----------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees(1)                               0.55%                      0.55%
-----------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                              0.06%                      0.06%
-----------------------------------------------------------------------------------------------------
Other Expenses                                            0.16%                      0.18%
-----------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(1)                                     0.77%                      0.79%
-----------------------------------------------------------------------------------------------------


                                                             TAX FREE BOND FUNDS

(1) The Adviser waived a portion of its advisory fees for each Fund during the last fiscal year. After these fee waivers, each Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:


                                                             ADVISORY    TOTAL
FUND                                                           FEES     EXPENSES
Intermediate Tax Exempt Bond Fund                              0.40%      0.61%
Michigan Intermediate Municipal Bond Fund                      0.40%      0.62%
Ohio Intermediate Tax Exempt Bond Fund                         0.40%      0.62%
Pennsylvania Intermediate Municipal Bond Fund                  0.40%      0.64%


The Adviser expects to continue waiving a portion of its advisory fees for the Funds during the current fiscal year. After these fee waivers, each Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


                                                             ADVISORY    TOTAL
FUND                                                           FEES     EXPENSES
Intermediate Tax Exempt Bond Fund                              0.40%      0.61%
Michigan Intermediate Municipal Bond Fund                      0.40%      0.62%
Ohio Intermediate Tax Exempt Bond Fund                         0.40%      0.62%
Pennsylvania Intermediate Municipal Bond Fund                  0.40%      0.64%


These fee waivers are voluntary and may be revised or discontinued at any time.


(2) Represents actual Distribution (12b-1) Fees incurred by each Fund's Class I Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.06% during the current fiscal year.

For more information about these fees, see "Investment Adviser, Sub-Advisers and Investment Teams" and "Distribution of Fund Shares."


--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Allegiant Tax Free Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------------
INTERMEDIATE TAX EXEMPT BOND FUND                $78      $243      $422      $942
-------------------------------------------------------------------------------------
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND         79       246       428       954
-------------------------------------------------------------------------------------
OHIO INTERMEDIATE TAX EXEMPT BOND FUND            79       246       428       954
-------------------------------------------------------------------------------------
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND     81       252       439       978
-------------------------------------------------------------------------------------

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Allegiant Funds in which they may invest (i.e., the Allegiant International Equity, Allegiant Large Cap Growth, Allegiant Large Cap Value, Allegiant Small Cap Growth, Allegiant Small Cap Value, Allegiant Bond, Allegiant Intermediate Bond and Allegiant Money Market Funds). See "Information About the Underlying Allegiant Money Market Fund" on page 76 for information about the principal investment strategies and risks for the Allegiant Money Market Fund, which is offered for sale in a separate prospectus. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information, which is available on the Funds' website. The following chart indicates the specific types of investments in which each Fund primarily invests.

                                                                                   Exchange     Fixed
                                           Equity     Initial Public  Convertible   Traded     Income    Government
                                         Securities     Offerings     Securities    Funds    Securities  Securities
-------------------------------------------------------------------------------------------------------------------
Allegiant International Equity Fund          o                                        o
-------------------------------------------------------------------------------------------------------------------
Allegiant Large Cap Core Equity Fund         o                                        o
-------------------------------------------------------------------------------------------------------------------
Allegiant Large Cap Growth Fund              o                                        o
-------------------------------------------------------------------------------------------------------------------
Allegiant Large Cap Value Fund               o                                        o
-------------------------------------------------------------------------------------------------------------------
Allegiant Mid Cap Growth Fund                o                                        o
-------------------------------------------------------------------------------------------------------------------
Allegiant Mid Cap Value Fund                 o                                        o
-------------------------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small
Cap Core Fund                                o
-------------------------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small
Cap Growth Fund                              o              o
-------------------------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small
Cap Value Fund                               o
-------------------------------------------------------------------------------------------------------------------
Allegiant S&P 500 Index Fund                 o                                        o
-------------------------------------------------------------------------------------------------------------------
Allegiant Small Cap Core Fund                o                                        o
-------------------------------------------------------------------------------------------------------------------
Allegiant Small Cap Growth Fund              o                                        o
-------------------------------------------------------------------------------------------------------------------
Allegiant Small Cap Value Fund               o                                        o
-------------------------------------------------------------------------------------------------------------------
Allegiant Aggressive Allocation Fund         o                                                   o          o
-------------------------------------------------------------------------------------------------------------------
Allegiant Balanced Allocation Fund           o                            o           o          o          o
-------------------------------------------------------------------------------------------------------------------
Allegiant Conservative Allocation Fund       o                                                   o          o
-------------------------------------------------------------------------------------------------------------------
Allegiant Bond Fund                                                                   o          o          o
-------------------------------------------------------------------------------------------------------------------
Allegiant Government Mortgage Fund                                                    o          o          o
-------------------------------------------------------------------------------------------------------------------
Allegiant Intermediate Bond Fund                                                      o          o          o
-------------------------------------------------------------------------------------------------------------------
Allegiant Limited Maturity Bond Fund                                                  o          o          o
-------------------------------------------------------------------------------------------------------------------
Allegiant Total Return Advantage Fund                                                 o          o          o
-------------------------------------------------------------------------------------------------------------------
Allegiant Ultra Short Bond Fund                                                       o          o          o
-------------------------------------------------------------------------------------------------------------------
Allegiant Intermediate Tax Exempt
Bond Fund                                                                                        o
-------------------------------------------------------------------------------------------------------------------
Allegiant Michigan Intermediate
Municipal Bond Fund                                                                              o
-------------------------------------------------------------------------------------------------------------------
Allegiant Ohio Intermediate Tax
Exempt Bond Fund                                                                                 o
-------------------------------------------------------------------------------------------------------------------
Allegiant Pennsylvania Intermediate
Municipal Bond
Fund                                                                                             o
-------------------------------------------------------------------------------------------------------------------

                                         High-Yield                  Asset-     Mortgage-
                                         Lower Rated   Municipal     Backed      Backed    Foreign
                                         Securities   Securities   Securities  Securities  Securities
-----------------------------------------------------------------------------------------------------
Allegiant International Equity Fund                                                            o
-----------------------------------------------------------------------------------------------------
Allegiant Large Cap Core Equity Fund
-----------------------------------------------------------------------------------------------------
Allegiant Large Cap Growth Fund
-----------------------------------------------------------------------------------------------------
Allegiant Large Cap Value Fund
-----------------------------------------------------------------------------------------------------
Allegiant Mid Cap Growth Fund
-----------------------------------------------------------------------------------------------------
Allegiant Mid Cap Value Fund
-----------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small
Cap Core Fund
-----------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small
Cap Growth Fund
-----------------------------------------------------------------------------------------------------
Allegiant Multi-Factor Small
Cap Value Fund
-----------------------------------------------------------------------------------------------------
Allegiant S&P 500 Index Fund
-----------------------------------------------------------------------------------------------------
Allegiant Small Cap Core Fund
-----------------------------------------------------------------------------------------------------
Allegiant Small Cap Growth Fund
-----------------------------------------------------------------------------------------------------
Allegiant Small Cap Value Fund
-----------------------------------------------------------------------------------------------------
Allegiant Aggressive Allocation Fund                                    o          o            o
-----------------------------------------------------------------------------------------------------
Allegiant Balanced Allocation Fund                                      o          o            o
-----------------------------------------------------------------------------------------------------
Allegiant Conservative Allocation Fund                                  o          o            o
-----------------------------------------------------------------------------------------------------
Allegiant Bond Fund                                                     o          o
-----------------------------------------------------------------------------------------------------
Allegiant Government Mortgage Fund                                      o          o
-----------------------------------------------------------------------------------------------------
Allegiant Intermediate Bond Fund                                        o          o
-----------------------------------------------------------------------------------------------------
Allegiant Limited Maturity Bond Fund                                    o          o
-----------------------------------------------------------------------------------------------------
Allegiant Total Return Advantage Fund         o                         o          o
-----------------------------------------------------------------------------------------------------
Allegiant Ultra Short Bond Fund                                         o          o
-----------------------------------------------------------------------------------------------------
Allegiant Intermediate Tax Exempt
Bond Fund                                                 o
-----------------------------------------------------------------------------------------------------
Allegiant Michigan Intermediate
Municipal Bond Fund                                       o
-----------------------------------------------------------------------------------------------------
Allegiant Ohio Intermediate Tax
Exempt Bond Fund                                          o
-----------------------------------------------------------------------------------------------------
Allegiant Pennsylvania Intermediate
Municipal Bond
Fund                                                      o
-----------------------------------------------------------------------------------------------------

EQUITY SECURITIES

Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

INITIAL PUBLIC OFFERINGS


An IPO is a company's first offering of stock to the public. IPOs involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Because the availability of securities listed in an IPO is normally limited, the Adviser may face conflicts of interest in allocating investment opportunities among the Fund and other accounts managed by the Adviser. The Adviser's IPO allocation decisions may be more or less advantageous to the Fund.


CONVERTIBLE SECURITIES

Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

EXCHANGE-TRADED FUNDS


Each Fund (except the Aggressive Allocation Fund, Conservative Allocation Fund, Intermediate Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, and Pennsylvania Intermediate Municipal Bond Fund) may invest in various types of exchange-traded funds ("ETFs"). ETFs own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent a Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees. ETFs include iShares(SM), Standard & Poor's Depositary Receipts(TM) ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. The Investment Company Act of 1940, as amended ("1940 Act"), limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with SEC exemptive relief granted to such ETFs.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES

As part of their principal investment strategies, each of the Allegiant Balanced Allocation Fund, Allegiant Bond Fund, Allegiant Intermediate Bond Fund, Allegiant Limited Maturity Bond Fund, Allegiant Ultra Short Bond Fund and Allegiant Total Return Advantage Fund, Allegiant Aggressive Allocation Fund, Allegiant Conservative Allocation Fund and Allegiant Government Mortgage Fund may invest in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

MUNICIPAL SECURITIES

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES

Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Allegiant Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Allegiant Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Allegiant Funds) is the central theme of Allegiant's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Allegiant Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Allegiant Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Allegiant Funds directly. By investing in the Underlying Allegiant Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Allegiant Funds held by the Funds, but also expenses of the Funds.

Each Underlying Allegiant Fund other than the Allegiant Money Market Fund is offered for sale by and described in this prospectus. Please see the following section for a description of the Allegiant Money Market Fund, which is offered for sale in a separate prospectus.

INFORMATION ABOUT THE UNDERLYING ALLEGIANT MONEY MARKET FUND

The Allegiant Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality, short-term, U.S. dollar-denominated money market securities, including certificates of deposit, time deposits and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a sovereign debt rating in the highest short-term ratings category by at least two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has rated such debt then by that NRSRO (or, if unrated, determined by the Adviser to be of comparable quality).

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser. The Fund invests at least 95% of its total assets in securities rated in the highest rating category by one or more NRSROs or, if unrated, determined by the Adviser to be of comparable quality.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

An investment in the Fund carries the following principal risks:

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004.

--------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Money Market Fund                           0.96%    2.65%      3.96%
--------------------------------------------------------------------------------

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that the Funds use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in the Statement of Additional Information.

Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The S&P 500 Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Stock Price Index. Each other Equity Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies.

Allegiant has obtained an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Allegiant and Allegiant Advantage Fund. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by Allegiant are limited to investments in the Allegiant Money Market Fund, in accordance with each such Fund's investment policies.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
                                  EQUITY FUNDS
--------------------------------------------------------------------------------
FUND                                  MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
International Equity Fund             Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in common stocks of foreign companies
--------------------------------------------------------------------------------
Large Cap Core Equity Fund            Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in common stocks
--------------------------------------------------------------------------------
Large Cap Growth Fund                 Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in growth-oriented common stocks of large
                                      cap companies
--------------------------------------------------------------------------------
Large Cap Value Fund                  Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in value-oriented common stocks of large
                                      cap companies
--------------------------------------------------------------------------------
Mid Cap Growth Fund                   Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in growth-oriented common stocks of mid
                                      cap companies
--------------------------------------------------------------------------------
Mid Cap Value Fund                    Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in value-oriented common stocks of mid cap
                                      companies
--------------------------------------------------------------------------------

Multi-Factor Small Cap Core Fund      Investors seeking long-term capital
                                      appreciation who are willing to accept the
                                      risks of investing in a fund that invests
                                      primarily in securities of small
                                      capitalization companies
--------------------------------------------------------------------------------
Multi-Factor Small Cap Growth Fund    Investors seeking long-term capital
                                      appreciation who are willing to accept the
                                      risks of investing in a fund that invests
                                      primarily in growth-oriented securities of
                                      small capitalization companies with
                                      prospects for accelerated earnings or
                                      revenue growth relative to the broader
                                      stock market
--------------------------------------------------------------------------------
Multi-Factor Small Cap Value Fund     Investors seeking long-term capital
                                      appreciation who are willing to accept the
                                      risks of investing in a fund that invests
                                      primarily in value-oriented securities of
                                      small capitalization companies
--------------------------------------------------------------------------------
S&P 500 Index Fund                    Investors seeking returns similar to those
                                      of the S&P 500 Composite Stock Price Index who are willing to accept the risks of investing in a fund that invests primarily in common stocks

--------------------------------------------------------------------------------
Small Cap Core Fund                   Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in common stocks of small cap companies
--------------------------------------------------------------------------------
Small Cap Growth Fund                 Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in growth-oriented common stocks of small
                                      cap companies
--------------------------------------------------------------------------------
Small Cap Value Fund                  Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in value-oriented common stocks of small
                                      cap companies
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------
FUND                                  MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Aggressive Allocation Fund            Investors seeking capital growth with the
                                      potential for above average total returns
                                      (as measured by the returns of the S&P 500
                                      Composite Stock Price Index) who are
                                      willing to accept the risks of investing
                                      in a fund that may allocate a high
                                      percentage of its assets in Underlying
                                      Allegiant Funds that focus their
                                      investments in equity securities
--------------------------------------------------------------------------------
Balanced Allocation Fund              Investors seeking broad diversification by
                                      asset class and style to manage risk and
                                      provide the potential for above average
                                      total returns (as measured by the returns
                                      of the S&P 500 Index and the Lehman U.S.
                                      Aggregate Bond Index)
--------------------------------------------------------------------------------
Conservative Allocation Fund          Investors seeking current income with the
                                      potential for above average total returns
                                      (as measured by the returns of the Lehman
                                      Intermediate U.S. Government/Credit Bond
                                      Index) who are willing to accept the risks
                                      of investing in a fund that may allocate a
                                      high percentage of its assets in
                                      Underlying Allegiant Funds that focus
                                      their investments in fixed income
                                      securities
--------------------------------------------------------------------------------

                               FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FUND                                  MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Bond Fund                             Investors seeking current income who are
                                      willing to accept the risks of investing
                                      in a fund that invests primarily in fixed
                                      income securities
--------------------------------------------------------------------------------
Government Mortgage Fund              Investors seeking current income who are
                                      interested in the lower credit risk
                                      associated with a fund that invests
                                      primarily in U.S. government fixed income
                                      securities
--------------------------------------------------------------------------------
Intermediate Bond Fund                Investors seeking current income who are
                                      willing to accept the risks of investing
                                      in a fund that invests primarily in
                                      intermediate term fixed income securities
--------------------------------------------------------------------------------
Limited Maturity Bond Fund            Investors seeking current income who are
                                      seeking to minimize share price volatility
                                      relative to our other fixed income funds
                                      and who are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in shorter term fixed income securities
--------------------------------------------------------------------------------
Total Return Advantage Fund           Investors seeking total return with less
                                      share price volatility than a fund that
                                      invests primarily in equity securities who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in fixed income securities
--------------------------------------------------------------------------------
Ultra Short Bond Fund                 Investors seeking high current income but
                                      who desire the relative safety of
                                      investing in a fund that invests primarily
                                      in shorter term investment quality debt
                                      securities
--------------------------------------------------------------------------------

                               TAX-FREE BOND FUNDS
--------------------------------------------------------------------------------
FUND                                  MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund     Investors seeking current income exempt
                                      from federal income tax who are willing to
                                      accept moderate share price volatility
--------------------------------------------------------------------------------
Michigan Intermediate Municipal       Investors seeking current income exempt
Bond Fund                             from federal and Michigan income taxes who
                                      are willing to accept moderate share price
                                      volatility
--------------------------------------------------------------------------------
Ohio Intermediate Tax Exempt          Investors seeking current income exempt
Bond Fund                             from federal and Ohio income taxes who are
                                      willing to accept moderate share price
                                      volatility
--------------------------------------------------------------------------------
Pennsylvania Intermediate Municipal   Investors seeking current income exempt
Bond Fund                             from federal and Pennsylvania income taxes
                                      who are willing to accept moderate share
                                      price volatility
--------------------------------------------------------------------------------

INVESTMENT ADVISER, SUB-ADVISERS AND INVESTMENT TEAMS

Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2005, the Adviser had approximately $25 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.


SUB-ADVISERS

Polaris, an SEC registered investment adviser, serves as Sub-Adviser to a portion of the assets of the International Equity Fund. Since 1995, Polaris has served as a global and international equity manager, serving the investment needs of pension plans, endowment funds and institutional and individual accounts. Polaris is located at 125 Summer Street, Suite 1470, Boston, Massachusetts. As of June 30, 2005, Polaris managed over $764 million in assets. Bernard R. Horn, Jr., Polaris' founder, owns all of the voting interests of Polaris.

As Sub-Adviser, Polaris, under the supervision of the Adviser and Allegiant's Board of Trustees, provides a continuous investment program for the International Value Component. For its services, Polaris will receive sub-advisory fees from the Adviser with respect to the portion of assets of the Fund allocated to Polaris at the annual fee rates of 0.35% of the first $125 million of assets managed, 0.40% of assets managed between $125 million and $200 million and 0.50% of assets managed over $200 million.

Investment Counselors, an SEC-registered investment adviser, serves as Sub-Adviser to the Allegiant Small Cap Core Fund. Investment Counselors, founded in 1968, is an investment management firm that provides investment supervisory services to its clients. Investment Counselors is a wholly owned subsidiary of National City Bank. Investment Counselors is located at 100 South Brentwood, Suite 100, St. Louis, Missouri, 63105. As of June 30, 2005, Investment Counselors managed over $733 million in assets.


As Sub-Adviser, Investment Counselors assists the Adviser in providing a continuous investment program for the Allegiant Small Cap Core Fund. For its services, Investment Counselors will receive sub-advisory fees from the Adviser at an annualized rate of 0.50% of the average daily net assets of the Fund.

POLARIS INVESTMENT PERFORMANCE

POLARIS INTERNATIONAL EQUITY COMPOSITE PERFORMANCE RESULTS

------------------------------------------------------------------------------------------------------------------------------------
            GROSS ANNUAL   NET ANNUAL
              COMPOSITE    COMPOSITE                                                                        PERCENTAGE
             PERFORMANCE  PERFORMANCE   MSCI    NUMBER           COMPOSITE  DISPERSION              U.S.      OF FIRM   TOTAL FIRM
YEAR (AS OF    RESULTS      RESULTS     EAFE      OF     AW STD   EW STD       HIGH       LOW     DOLLARS     ASSETS     ASSETS
DECEMBER 31)      %            %        (%)    ACCOUNTS    (%)      (%)        (%)        (%)    (MILLIONS)     (%)     (MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
   2004         29.61        28.51      20.70     9        0.7      2.8        30.7       22.6     $139.6       29        $484.6
   2003         53.63        52.29      39.17     6        2.5      7.0        55.4       36.8      $52.0       22        $237.2
   2002          6.27         5.27     (15.66)    5        0.4      1.5        10.1        6.0      $32.1       18        $174.4
   2001         (0.29)       (1.17)    (21.21)    5        1.3      1.5         0.8       (3.6)     $29.7       26        $113.7
   2000         (5.26)       (5.72)    (13.96)    5        1.2      2.2        (2.5)      (6.8)     $23.2       26         $87.9
   1999         21.52        21.26      27.30     7        2.2      7.2        39.6        7.4      $26.6       29         $92.7
   1998         (5.88)       (6.45)     20.33     8        2.1      2.7        (3.2)     (11.5)     $24.1       29         $84.8
   1997         10.93         9.86       2.06     7        2.0      2.6        14.3        7.3       $7.1       13         $52.9
   1996         24.00        22.79       6.36     5        N.A.     N.A.       26.2       23.0       $4.1       13         $31.0
   1995         19.01        17.86      11.85     3        N.A.     N.A.       20.9       14.3       $1.2        7         $17.8
   1994          0.50        (0.17)      8.15     5        1.5      1.0         1.7       (2.4)      $3.9       --            --
   1993         26.69        25.89      33.29     5        1.9      1.0        28.2       22.9       $3.9       --            --
   1992          6.39         5.71     (11.36)    5        1.9      1.0         9.4        3.4       $3.1       --            --
   1991          5.81         5.15      13.01     5        3.4      2.9        12.2        4.0       $2.8       --            --
   1990         (4.57)       (5.54)    (22.77)    5        N.A.     N.A.       (1.5)      (4.8)      $2.6       --            --
   1989         25.77        24.56      10.93     4        N.A.     N.A.       31.1       20.4       $0.8       --            --
   1988         16.00        14.87      28.90     4        N.A.     N.A.       20.7       11.3       $0.6       --            --
   1987          1.44         0.46      24.53     4        N.A.     N.A.       10.0        0.4       $0.5       --            --
   1986         49.23        47.77      69.76     1        N.A.     N.A.       57.0       47.6       $0.5       --            --
   1985         33.53        32.22      56.79     2        N.A.     N.A.       33.0       33.0       $0.3       --            --
   1984          6.36         5.83       5.89     2                                              $155,797       --            --
------------------------------------------------------------------------------------------------------------------------------------

NOTES:

1. Polaris Capital Management, Inc. ("Polaris") is a registered investment adviser.

2. Polaris has prepared and presented this report in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(R)), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS(R)). AIMR has not been involved in the preparation or review of this report.

3. The International Equity Composite contains fully discretionary international equity accounts and for comparison purposes is measured against the MSCI EAFE Index. Returns include the effect of foreign currency exchange rates.

4. Results are based on fully discretionary accounts under management, including those accounts no longer with the firm. Non-fee-paying accounts are not included in this composite.

5. Composite performance is presented net of foreign withholding taxes. Additional information regarding the percentage of the composite, which may not be invested in countries or regions included in the index, is available upon request by contacting Kelly Chase at kchase@polariscapital.com.

6. Returns are presented gross and net of management fees and include the reinvestment of all income. Net returns represent gross returns reduced by investment advisory fees and other expenses that may be incurred in the management of the account. The management fee schedule is as follows:

                 ASSETS FROM            UP TO:          FEE PER ANNUM
         -----------------------------------------------------------------
                      0              $25 million            1.00%
         -----------------------------------------------------------------
                 $25 million         $50 million            0.75%
         -----------------------------------------------------------------
                 $50 million         $1.5 billion           0.60%
         -----------------------------------------------------------------
                 $1.5 billion        $3.0 billion           0.55%
         -----------------------------------------------------------------
                 greater than        $3.0 billion           0.50%
         -----------------------------------------------------------------

7. Performance presented prior to April 1, 1995 occurred while the Portfolio Manager was affiliated with a prior firm and the Portfolio Manager was the only individual responsible for selecting the securities to buy and sell. An independent verification firm is currently performing an examination of this track record; an independent Verifier's Report will be available upon request. The presentation conforms to AIMR-PPS(R) guidelines regarding the portability of investment results.

8. The U.S. dollar is the currency used to express performance. Trade date is used for the valuation. Leverage and derivatives are not used in this composite.

9. The International Equity Composite was created April 1, 1995. Polaris maintains a complete list and description of composites, which is available upon request by contacting Kelly Chase at kchase@polariscapital.com.

10. The annual composite dispersion presented is an asset-weighted ("AW STD") and equal-weighted ("EW STD") standard deviation calculated for the accounts in the composite for the entire year. The "High" dispersion represents the highest return and the "Low" dispersion represents the lowest return.

11. Results shown for the year 1984 represent partial period performance from July 1, 1984 through December 31, 1984.

12. "N.A." is used where information is not statistically meaningful due to an insufficient number of portfolios in the composite for the entire year.

13. Compliance with the AIMR-PPS is currently being verified firmwide by Ashland Partners & Company LLP from April 1, 1995 through December 31, 2004. In addition, a performance examination was conducted on the International Equity Composite beginning July 1, 1984.

14.   Past performance is not indicative of future results.

INVESTMENT COUNSELORS' INVESTMENT PERFORMANCE

Although the Allegiant Small Cap Core Fund has limited prior performance history, the small cap equity team at Investment Counselors has substantial experience in managing accounts that focus on small cap issuers. Investment Counselors manages separate accounts with a small cap orientation having investment objectives, policies and strategies that are substantially similar to the Allegiant Small Cap Core Fund.

The tables below show the annual returns and long-term performance record established by Investment Counselors while managing client accounts. Please note that the performance results shown are those of Investment Counselors and not the investment results of the Allegiant Small Cap Core Fund. The results are not intended to predict or suggest the return to be experienced by the Fund or the return an individual investor might achieve by investing in the Fund.

The Allegiant Small Cap Core Fund's results may be different from the composite performance figures shown due to, among other things, differences in fees and expenses. The composite performance figures reflect the deduction of all advisory fees and trading costs, but do not reflect custody fees, which are paid by clients directly. The overall expenses of Investment Counselors' client accounts are generally lower than those experienced by Fund shareholders and therefore, the performance of the Fund would generally be lower. The Fund's results also may be different because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable securities and tax laws that, if applicable, could have adversely affected the performance of the client accounts. In addition, the securities held by the Fund will not be identical to the securities held by these accounts.

Included for comparison purposes are performance figures of the Russell 2000 Index, an unmanaged market index. Investors cannot invest directly in the index. The returns of the Russell 2000 Index reflect the reinvestment of dividends and distributions, but do not reflect the deduction of any fees, expenses or taxes.

INVESTMENT COUNSELORS SMALL CAP EQUITY COMPOSITE PERFORMANCE RESULTS

-----------------------------------------------------------------------------------------------------------------------
                                 ANNUAL                                                            PERCENTAGE
    YEAR                          TOTAL     RUSSELL      NUMBER      COMPOSITE   TOTAL ASSETS AT    OF FIRM      TOTAL
   (AS OF                        RETURN   2000 INDEX       OF       DISPERSION    END OF PERIOD      ASSETS      FIRM
DECEMBER 31)                       (%)       (%)       PORTFOLIOS       (%)         (MILLIONS)         (%)      ASSETS
-----------------------------------------------------------------------------------------------------------------------
    1995                           26.0      28.4          2           0.00          $  35.0           26       $ 136.4
    1996                           23.9      16.5          1           0.00          $  41.0            8       $ 521.4
    1997                           27.9      22.3          2           0.00          $  62.0           12       $ 512.2
    1998                            4.9      -2.6          3           0.32          $  68.0           11       $ 592.1
    1999                           11.9      21.3          2           0.22          $  65.4           11       $ 591.0
    2000                            3.4      -3.0          2           0.16          $  36.4            7       $ 527.3
    2001                           -4.6       2.5          2           0.06          $  34.5            9       $ 405.4
    2002                          -15.1     -20.5          3           0.15          $  29.3            8       $ 350.9
    2003                           52.2      47.3          3           2.06          $   2.4            1       $ 459.5
    2004                          21.43     18.32          5           1.40          $ 171.3           26       $ 659.9

ANNUALIZED RETURNS (AS OF DECEMBER 31, 2004)

--------------------------------------------------------------------------------
                                    INVESTMENT COUNSELORS
                                 SMALL CAP EQUITY COMPOSITE   RUSSELL 2000 INDEX
--------------------------------------------------------------------------------
   1 Year                                   21.43%                  18.32%
   5 Year                                    9.48%                  16.62%
  10 Year                                   14.20%                  11.55%

NOTES:

1. Investment Counselors is an investment management firm that provides investment advisory services to its clients. Investment Counselors is an equity, fixed income and balanced portfolio investment manager that invests solely in U.S.-based securities.

2. Investment Counselors has prepared and presented the above data in compliance with the AIMR Performance Presentation Standards
      (AIMR-PPS(TM)), the U.S. and Canadian version of Global Investment Performance Standards (GIPS(TM)). AIMR has not been involved in the preparation or review of this data or with Investment Counselors' claim of compliance. This method of calculating performance differs from the Securities and Exchange Commission's standardized methodology which may produce different results.

3. The results shown above are of all discretionary, fee-paying accounts with investment objectives, policies and strategies substantially similar to those of the Allegiant Small Cap Core Fund and include both active and closed accounts.

4. Performance figures are presented net of investment management and brokerage fees, and are negatively affected by the amount of the fees. Investment Counselors' Small Cap Equity average weighted annual management fee is 0.50% of average net assets.

5. There have been no changes in personnel responsible for the investment management process of this composite and no alteration of the composite for any reason. No selective periods of performance have been utilized. Results from all accounts have been continuous from the first full month under Investment Counselors' management to present or last full month under Investment Counselors' management. Composites are valued on a monthly basis and are geometrically linked. Valuations and returns are computed and stated in U.S. Dollars and are computed using a time-weighted rate of return. The composite is asset weighted using beginning-of-period weightings. Accrual accounting is used for fixed income securities. Trade date is used for the valuation. Leverage and derivatives were not used in the portfolios included in the composite.


6. Investment Counselors' Small Cap Equity Composite was created on December 31, 1993. The composite is defined to include three (3) fee-paying, discretionary accounts over $500,000 that are managed according to the small cap equity strategy, and does not include wrap-fee accounts. As of December 31, 2004 the composite had $171.3 million in total assets. Investment Counselors' Small Cap Equity Composite results are of 40% of all Investment Counselors' small cap equity portfolios and represent less than 1% of Investment Counselors' total firm assets and of Investment Counselors' discretionary accounts. A complete list of composites and description of Investment Counselors' composites and presentations that adhere to the AIMR-PPSTM standards is available upon request by contacting Lisa Teter at lteter@investmentcounselors.com or by calling (314) 587-7734.


7. AIMR standard composites represent 100% of discretionary and 99.5% of total firm assets.

8. The dispersion of annual returns is measured by the standard deviation across asset-weighted portfolio returns represented with the composite for the full year.

9. Past performance is no guarantee of future results. Products and services offered by Investment Counselors are subject to investment risks, including the possible loss of the principal invested. Products and services offered by Investment Counselors are not insured by the FDIC and are not deposits or other obligations of National City Bank, and are not guaranteed by National City Bank.

PRIOR PERFORMANCE INFORMATION FOR THE EQUITY INVESTMENT MANAGEMENT TEAM

The principal portfolio managers of the Equity Investment Management Team are Lawrence E. Eakin, Jr. and Christopher H. Wiles, CFA. They have the primary responsibility for the day-to-day management of the Large Cap Core Equity and Large Cap Growth Funds. The Equity Investment Management Team has substantial experience in managing investment companies that focus on large cap issuers. While employed at Strong Capital Management, Inc. and Rockhaven Asset Management, LLC, the Equity Investment Management Team was solely responsible for managing two mutual funds each with a large cap orientation, having investment objectives, policies and strategies that are substantially similar, respectively, to the Allegiant Large Cap Core Equity Fund (the "Similar Core Equity Fund") and Allegiant Large Cap Growth Fund (the "Similar Growth Fund" and together with the Similar Core Equity Fund, the "Similar Funds").

Before joining the Equity Investment Management Team at Allegiant, Mr. Eakin co-managed the Similar Growth Fund and Similar Core Equity Fund (each as defined below). Mr. Eakin joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Eakin served as Rockhaven's director of research since he joined the firm in February 1997. While at Rockhaven, he co-managed the Similar Growth Fund's predecessor, the Rockhaven Premier Fund and the Similar Core Equity Fund's predecessor, the Rockhaven Fund, since 2001. Mr. Eakin received his bachelor's degree in computer application information systems from Clarion University in 1986 and his master's degree in investment finance from Duquesne University in 1993.

Before joining the Equity Investment Management Team at Allegiant, Mr. Wiles co-managed the Similar Growth Fund and Similar Core Equity Fund and has earned the right to use the Chartered Financial Analyst designation. Mr. Wiles joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Wiles was the President and Founder of Rockhaven, an investment advisory firm. While at Rockhaven, he co-managed the Similar Growth Fund's predecessor, the Rockhaven Premier Fund and the Similar Core Equity Fund's predecessor, the Rockhaven Fund, since their inception in November 1997. He received his associate's degree in finance at Penn State University in 1979, his bachelor's degree in finance at Youngstown State University in 1982, and his master's of business administration degree from Cleveland State University in 1984.

The bar charts and the performance tables below show the returns for Class A Shares of the Similar Core Equity Fund and Investor Class Shares of the Similar Growth Fund for certain periods ended December 31, 2003. The information also provides some indication of the risks of investing in the Similar Funds by showing how each Similar Fund's average annual returns, which reflect Similar Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. The information assumes reinvestment of all dividends and distributions.

Please keep in mind that the past performance of each Similar Fund, before and after taxes, does not represent how the Funds will perform. Returns of the Funds may differ from those of the Similar Funds due, among other things, to differences in operating expenses between the Similar Funds and the respective Funds.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Investor Class -
Similar Growth Fund         14.83%  52.14%(1)   3.35%    -8.97%  -18.09%  25.41%

Class A -
Similar Core Equity Fund    11.88%  24.84%     -1.46%   -10.72%  -14.44%  22.93%
--------------------------------------------------------------------------------
                             1998    1999       2000      2001     2002    2003

(1) The Investor Class -- Similar Growth Fund's calendar year total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.

BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)

FUND NAME                             BEST QUARTER RETURN   WORST QUARTER RETURN
--------------------------------------------------------------------------------
Similar Growth Fund                   29.98% (4th Q 1999)   -13.18% (2nd Q 2002)
Similar Core Equity Fund              19.95% (4th Q 1999)   -13.18% (2nd Q 2002)

                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 12-31-03

FUND/INDEX                                           1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------------------------
SIMILAR CORE EQUITY FUND(1)

Class A

   Return Before Taxes                                14.68%   1.72%     3.75%
   Return After Taxes on Distributions                14.64%   0.63%     2.75%
   Return After Taxes on Distributions
   And Sale of Fund Shares                             9.57%   0.95%     2.73%
--------------------------------------------------------------------------------

S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees,
expenses, or taxes)                                   28.67%  -0.57%     4.29%

--------------------------------------------------------------------------------
Lipper Large Cap Core Funds Index(3)
(reflects no deduction for fees,
expenses, or taxes)                                   24.80%  -1.08%     3.83%
--------------------------------------------------------------------------------

SIMILAR GROWTH FUND(4)

Investor Class

   Return Before Taxes                                24.16%   8.01%     9.06%
   Return After Taxes on Distributions                24.13%   6.41%     7.58%
   Return After Taxes on Distributions
   And Sale of Fund Shares                            15.70%   6.01%     7.02%
--------------------------------------------------------------------------------

S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees,
expenses, or taxes)                                   28.67%  -0.57%     4.29%

--------------------------------------------------------------------------------
Russell 1000 Growth Index(5)
(reflects no deduction for fees,
expenses, or taxes)                                   29.75%  -5.11%     1.49%
--------------------------------------------------------------------------------
Lipper Large Cap Core Funds Index(3)
(reflects no deduction for fees,
expenses, or taxes)                                   24.80%  -1.08%     3.83%
--------------------------------------------------------------------------------

(1) The Similar Core Equity Fund, the Strong Advisor Large Company Core Fund, commenced operations on November 3, 1997.


(2) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.


(3) The Lipper Large Cap Core Funds Index is the average of the 30 largest funds in the Lipper category.

(4) The Similar Growth Fund, the Strong Large Company Growth Fund, commenced operations on November 3, 1997.


(5) The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on market capitalization.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Unlike the bar chart, the performance table reflects the impact of the maximum initial sales charge, which was first charged on November 30, 2000 for the Similar Core Equity Fund. No sales charge is imposed on reinvested dividends and distributions. The Similar Growth Fund does not impose any sales charges on purchases.

The table below shows the management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal year ended May 31, 2005:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       ADVISORY FEES PAID AS
                                                                                                      A PERCENTAGE OF AVERAGE
                                                                                                  NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                              MANAGEMENT TEAM                                  ENDED MAY 31, 2005
--------------------------------------------------------------------------------------------------------------------------------

International Equity Fund                   International Equity Investment Management Team,
                                                          Polaris (sub-adviser)                                1.00%

--------------------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund                         Equity Investment Management Team                           0.75%
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                              Equity Investment Management Team                           0.75%
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                              Value Equity Investment Management Team                      0.75%
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                           Structured Equity Investment Management Team                     0.45%
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                             Mid-Value Equity Investment Management Team                     0.75%
--------------------------------------------------------------------------------------------------------------------------------

Multi-Factor Small Cap Core Fund              Structured Equity Investment Management Team                     0.00%
--------------------------------------------------------------------------------------------------------------------------------
Multi-Factor Small Cap Growth Fund            Structured Equity Investment Management Team                     0.00%
--------------------------------------------------------------------------------------------------------------------------------
Multi-Factor Small Cap Value Fund             Structured Equity Investment Management Team                     0.00%

--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                               Quantitative Analysis Management Team                         0.20%
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund                            Core Equity Investment Management Team,
                                                   Investment Counselors (sub-adviser)                         1.00%
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                         Structured Equity Investment Management Team                     0.55%
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                          Small Value Equity Investment Management Team                    1.00%
--------------------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Fund                            Asset Allocation Management Team                         0.00%
--------------------------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund                              Asset Allocation Management Team                         0.75%
--------------------------------------------------------------------------------------------------------------------------------
Conservative Allocation Fund                          Asset Allocation Management Team                         0.00%
--------------------------------------------------------------------------------------------------------------------------------
Bond Fund                                          Taxable Fixed Income Management Team                        0.55%
--------------------------------------------------------------------------------------------------------------------------------
Government Mortgage Fund                           Taxable Fixed Income Management Team                        0.40%
--------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                             Taxable Fixed Income Management Team                        0.40%
--------------------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                         Taxable Fixed Income Management Team                        0.35%
--------------------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                        Taxable Fixed Income Management Team                        0.40%
--------------------------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund                              Taxable Fixed Income Management Team                        0.20%
--------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund                     Municipal Fixed Income Team                              0.40%
--------------------------------------------------------------------------------------------------------------------------------
Michigan Intermediate Municipal Bond Fund             Municipal Fixed Income Team                              0.40%
--------------------------------------------------------------------------------------------------------------------------------
Ohio Intermediate Tax Exempt Bond Fund                Municipal Fixed Income Team                              0.40%
--------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Intermediate
Municipal Bond Fund                                   Municipal Fixed Income Team                              0.40%
--------------------------------------------------------------------------------------------------------------------------------


A discussion regarding the basis for the Board's approval of the Funds' advisory and sub-advisory agreements are available in the Statement of Additional Information and will be available in the semi-annual report to shareholders for the period ending November 30, 2005.

PORTFOLIO MANAGEMENT TEAMS

------------------------------------------------------------------------------------------------------------------------------
NAME                                          BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INVESTMENT MANAGEMENT TEAM, POLARIS (SUB-ADVISER)
------------------------------------------------------------------------------------------------------------------------------


Martin Schulz                                 Mr. Schulz is responsible for day-to-day management of the growth portion of
Director of International Equity Investment   the fund.
Years with the Adviser: 8
Industry experience: 11 years                 Mr. Schulz has been with the Adviser since 1997.
------------------------------------------------------------------------------------------------------------------------------
Bernard R. Horn, Jr.                          Mr. Horn is responsible for the day-to-day management of the value portion of
President, Polaris Capital Management, Inc.   the fund.
(sub-adviser)
Years with the Adviser: less than 1           Mr. Horn has been with Polaris, sub-adviser for the International Equity Fund,
Industry experience: 25 years                 since 1995.
------------------------------------------------------------------------------------------------------------------------------
Sumanta Biswas                                Mr. Biswas is responsible for research and assisting in management of the value
Assistant Portfolio Manager,                  portion of the fund.
Polaris Capital Management, Inc.
(sub-adviser)                                 Mr. Biswas joined Polaris in 2002. He conducted equity research for Delta
Years with the Adviser: less than 1           Partners of Boston during 2001. Prior to that, he had served as an officer at
Industry experience: 8 years                  the Securities and Exchange Board of India since 1996.

------------------------------------------------------------------------------------------------------------------------------
EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------
Christopher A. Wiles, CFA                     Shared responsibility for overall management of the fund and decision making
Managing Senior Director for Core             on securities entering and leaving the portfolios.
and Growth Equity
Years with the Adviser: 1                     Mr. Wiles joined the Adviser in 2004. Mr. Wiles founded Rockhaven Asset
Industry experience: 19 years                 Management in 1997. In 2002, Rockhaven was acquired by Strong Capital
                                              Management, Inc. where he served as Senior Portfolio Manager until joining the
                                              Adviser.
------------------------------------------------------------------------------------------------------------------------------

Lawrence E. Eakin, Jr.                        Shared responsibility for overall management of the fund and decision making
Senior Director of Large Cap Growth Equity    on securities entering and leaving the portfolios.
Years with the Adviser: 1
Industry experience: 9 years                  Mr. Eakin joined the Adviser in 2004. From 2002 to 2004, he was a Co-
                                              Portfolio Manager of the Strong Large Company Core Fund and Large
                                              Company Growth Fund at Strong Capital Management, Inc. Prior to that time, he was with Rockhaven Asset Management. He had been with Rockhaven Asset
                                              Management since 1997.
------------------------------------------------------------------------------------------------------------------------------
Michael J. Halloran, CFA                      Responsible for sector analysis.
Large Cap Growth Equity Analyst
Years with the Adviser: 1                     Mr. Halloran joined the Adviser in 2004. He worked at Strong Capital
Industry experience: 5 years                  Management, Inc. as an equity analyst from 2002 to 2004. Prior to that time, he worked at Rockhaven Asset Management as an equity analyst. He had been with Rockhaven Asset Management since 2000.

------------------------------------------------------------------------------------------------------------------------------
Joe Famoso                                    Responsible for analysis in the finance, industrial and basic materials sectors.
Analyst
Years with the Adviser: 1                     Prior to joining the Adviser, in 2004, Mr. Famoso served as an analyst with
Industry experience: 7 years                  Mellon Equity Associates. From November 2000 through February 2004, he worked at Strong Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------

Michael J. Chren, CFA                         Leadership responsibility for the Allegiant Large Cap Value Fund.
Senior Director for Value Investment
Years with the Adviser: 2                     Mr. Chren most recently worked with INVESCO Capital Management where
Industry experience: 20 years                 he served as Partner/Senior Portfolio Manager. He had been with INVESCO
                                              Capital Management since 2000.
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
NAME                                          BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY INVESTMENT MANAGEMENT TEAM (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------

Edward A. Johnson                             Day-to-day analysis of current and potential equity investments.
Equity Analyst
Years with the Adviser: 2                     Prior to joining the Adviser, Mr. Johnson was a founding member of Volaris
Industry experience: 8 years                  Advisors, a derivatives advisory firm in New York specializing in risk and volatility management, which was acquired by Credit Suisse First Boston.
                                              He had been with Volaris since 2000.

------------------------------------------------------------------------------------------------------------------------------
STRUCTURED EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------

Hitesh Patel, PhD                             Mr. Patel has overall responsibility for quantitative research and portfolio
Director of Structured Equity Strategies      management.
Years with the Adviser: less than 1
Industry Experience: 10 years                 Prior to joining the Adviser in April 2005, Mr. Patel served as Director of
                                              Quantitative Research at Harris Investment Management, Inc ("HIM").
                                              Mr. Patel had been with HIM since 1998.
------------------------------------------------------------------------------------------------------------------------------
Paul Kleinaitis, CFA                          Mr. Kleinaitis is responsible for portfolio management and investment research.
Senior Portfolio Manager
Years with the Adviser: less than 1           Prior to joining the Adviser in April 2005, Mr. Kleinaitis was a portfolio
Industry Experience: 18 years                 manager for Harris Investment Management, Inc. Mr. Kleinaitis had been with
                                              HIM since 1999.
------------------------------------------------------------------------------------------------------------------------------
Rob Roquitte, CFA                             Mr. Roquitte is responsible for portfolio management.
Senior Portfolio Manager
Years with Adviser: less than 1               Prior to joining the Adviser in April 2005, Mr. Roquitte was a portfolio manager
Industry Experience: 17 years                 for Harris Investment Management, Inc. Mr. Roquitte had been with HIM since
                                              1999.
------------------------------------------------------------------------------------------------------------------------------
Steven Greiner, PhD                           Mr. Greiner is responsible for quantitative research and portfolio modeling.
Senior Quantitative Strategist
Years with Adviser: less than 1               Prior to joining the Adviser in April 2005, Mr. Greiner served as senior
Industry Experience: 25 years                 quantitative strategist at Harris Investment Management, Inc. since 2003. Prior to that, he served as Director of Quantitative Research with Clover Capital
                                              Management. Mr. Greiner had been with Clover Capital Management since 2000.
------------------------------------------------------------------------------------------------------------------------------
Chen Chen                                     Ms. Chen is responsible for quantitative research, index strategy research, and
Senior Quantitative Analyst                   structured equity research.
Years with the Adviser: less than 1
Industry Experience: less than 1 year         Prior to joining the Adviser in July 2005, Ms. Chen was a full time student at the University of Illinois at Chicago pursuing a doctorate in Business
                                              Statistics. It is anticipated that Ms. Chen will earn her doctorate in September
                                              2005.Ms. Chen earned a Masters Degree from Fudan University in July 2001.
------------------------------------------------------------------------------------------------------------------------------
MID-VALUE EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------
Michael E. Santelli, CFA, CPA                 Mr. Santelli is responsible for management of the Allegiant Mid Cap Value Fund.
Senior Director for Value Equity Investment
Years with the Adviser: 10
Industry experience: 15 years                 Mr. Santelli has been with the Adviser since 1995.
------------------------------------------------------------------------------------------------------------------------------
Alex L. Vallecillo, CFA                       Mr. Vallecillo is responsible for management of the Allegiant Mid Cap Value
Senior Portfolio Manager                      Fund.
Years with the Adviser: 9
Industry experience: 10 years                 Mr. Vallecillo has been with the Adviser since 1996.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
NAME                                          BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------
QUANTITATIVE ANALYSIS MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------

Hitesh Patel, PhD                             Mr. Patel has overall responsibility for quantitative research and portfolio
Director of Structured Equity Strategies      management.
Years with the Adviser: less than 1
Industry Experience: 10 years                 Prior to joining the Adviser in April 2005, Mr. Patel served as Director of
                                              Quantitative Research at Harris Investment Management, Inc. Mr. Patel had
                                              been with HIM since 1998.

------------------------------------------------------------------------------------------------------------------------------
Rita Ontko                                    Ms. Ontko is responsible for analytical support of the fund models.
Quantitative Analyst
Years with the Adviser: 9                     Ms. Ontko has been with the Adviser since 1996.
Industry experience: 11 years
------------------------------------------------------------------------------------------------------------------------------

Steven Greiner, PhD                           Mr. Greiner is responsible for quantitative research and portfolio modeling.
Senior Quantitative Strategist
Years with Adviser: less than 1               Prior to joining the Adviser in April 2005, Mr. Greiner served as senior
Industry Experience: 25 years                 quantitative strategist at Harris Investment Management, Inc. since 2003. Prior to that, he served as Director of Quantitative Research with Clover Capital
                                              Management. Mr. Greiner had been with Clover Capital Management since 2000.
------------------------------------------------------------------------------------------------------------------------------
Chen Chen                                     Ms. Chen is responsible for quantitative research, index strategy research, and
Senior Quantitative Analyst                   structured equity research.
Years with the Adviser: less than 1
Industry Experience: less than 1 year         Prior to joining the Adviser in July 2005, Ms. Chen was a full time student at the University of Illinois at Chicago pursuing a doctorate in Business
                                              Statistics. It is anticipated that Ms. Chen will earn her doctorate in September
                                              2005. Ms. Chen earned a Masters Degree from Fudan University in July 2001.
------------------------------------------------------------------------------------------------------------------------------
CORE EQUITY INVESTMENT MANAGEMENT TEAM, ALLEGIANT INVESTMENT COUNSELORS (SUB-ADVISER)
------------------------------------------------------------------------------------------------------------------------------
Gordon A. Johnson                             Mr. Johnson has overall responsibility for the team's investment operations.
President and Chief Investment Officer --
Allegiant Investment Counselors               Mr. Johnson has been with Investment Counselors, sub-adviser for the Allegiant
Years with the Adviser: 2                     Small Cap Core Fund, since 1985.
Industry experience: 20 years
------------------------------------------------------------------------------------------------------------------------------
James E. Mineman                              Mr. Mineman is responsible for coordinating the equity research process for the
Director of Equity Research                   Allegiant Small Cap Core Fund.
Years with the Adviser: 2
Industry experience: 11 years                 Mr. Mineman has been with Investment Counselors, sub-adviser for the Allegiant
                                              Small Cap Core Fund, since 1994.
------------------------------------------------------------------------------------------------------------------------------
Peter A. Roy                                  Mr. Roy is responsible for implementing and managing the investment philosophy.
Vice President, Portfolio Manager
Years with the Adviser: 2                     Prior to joining Investment Counselors in 2003, Mr. Roy was a portfolio manager
Industry experience: 8 years                  for Allegiant Trust Company. From 2000 through 2002, he was pursuing his M.B.A at Washington University's Olin School of Business.
------------------------------------------------------------------------------------------------------------------------------
Lisa A. Teter                                 Ms. Teter is responsible for portfolio management and trading for the Allegiant
Vice President, Portfolio Manager             Small Cap Core Fund.
Years with the Adviser: 2
Industry experience: 11 years                 Ms. Teter has been with Investment Counselors, sub-adviser for the Allegiant
                                              Small Cap Core Fund, since 1994.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
NAME                                          BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------

SMALL VALUE EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------
John P. Micklitsch                            Mr. Micklitsch is responsible for the management of the Allegiant Small Cap
Senior Portfolio Manager of Small Cap Value   Value Fund.
Equity Investment
Years with the Adviser: 1                     Prior to joining the Adviser in 2004, Mr. Micklitsch was a Co-Manager and
Industry experience: 10 years                 Senior Research Analyst at Fifth Third Asset Management since 2003. Prior to that, he was a Research Analyst and Head Equity Trader at Robert E. Torray &
                                              Co. Inc. He had been with Robert E. Torray & Co. Inc. since 1996.
------------------------------------------------------------------------------------------------------------------------------
Ori Elan                                      Prior to joining the Adviser in 2005, Mr. Elan worked for National City
Equity Analyst                                Corporation as part of the MBA Corporate Associate Program, supporting National
Years with the Adviser: less than 1           Consumer Finance, Charitable and Retirement Services, and Corporate Planning.
Industry experience: 1 year                   In 2004, his program rotation concluded with the Adviser.
------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------
Brian L. Stine, CFA                           Mr. Stine is responsible for the management of the Aggressive Allocation,
Investment Strategist                         Balanced Allocation and Conservative Allocation Funds.
Years with the Adviser: 1
Industry Experience: 25 years                 Prior to joining the Adviser in 2004, Mr. Stine was a senior portfolio manager with Smith Graham & Company. Mr. Stine had been with Smith Graham & Company since 1993.
------------------------------------------------------------------------------------------------------------------------------
Crystal Stetzy                                Ms. Stetzy is responsible for analytical support for the Asset Allocation
Strategy Analyst                              Management Team.
Years with the Adviser: 5
Industry Experience: 5 years                  Ms. Stetzy has been with the Adviser since 2000.

------------------------------------------------------------------------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------

Andrew Harding                                Mr. Harding has primary responsibility for taxable fixed income strategy and
Senior Director for Taxable                   performance at the Adviser.
Fixed Income Investments
Years with the Adviser: 5                     Mr. Harding has been with the Adviser since 2000.
Industry experience: 25 years

------------------------------------------------------------------------------------------------------------------------------
Cynthia D. Cole                               Ms. Cole is primarily responsible for analyzing and recommending corporate
Director of Corporate Bond Investment         sector investments.
Years with the Adviser: 6
Industry experience: 20 years                 Ms. Cole has been with the Adviser since 1999.
------------------------------------------------------------------------------------------------------------------------------

Timothy Compan, Jr., CFA                      Mr. Compan has responsibility for corporate bond portfolio management and
Corporate Bond Specialist                     trading.
Years with the Adviser: 2
Industry experience: 5 years                  Prior to joining the Adviser in 2003, Mr. Compan was a corporate bond trader for Goldman Sachs Asset Management. Mr. Compan had been with Goldman Sachs Asset
                                              Management since 1999.
------------------------------------------------------------------------------------------------------------------------------
Matthew Downing                               Mr. Downing has responsibility for fixed income security and portfolio research.
Fixed Income Analyst
Years with the Adviser: 4                     Prior to joining the Adviser in 2001, Mr. Downing was a consultant with
Industry experience: 5 years                  FutureNext Consulting. Mr. Downing had been with FutureNext since 2000.
------------------------------------------------------------------------------------------------------------------------------
Mark Lozina, CFA                              Mr. Lozina has day-to-day responsibility for fixed income security and portfolio
Fixed Income Analyst                          research.
Years with the Adviser: 3
Industry experience: 10 years                 Prior to joining the Adviser in 2002, Mr. Lozina was with National City
                                              Corporation's Equity Sponsor Group. Mr. Lozina had been with National City since 1999.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
NAME                                          BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL FIXED INCOME TEAM
------------------------------------------------------------------------------------------------------------------------------

Cynthia D. Cole                               Ms. Cole is primarily responsible for analyzing and recommending corporate
Director of Corporate Bond Investment         sector investments.
Years with the Adviser: 6
Industry experience: 20 years                 Ms. Cole has been with the Adviser since 1999.
------------------------------------------------------------------------------------------------------------------------------
Stephen Carpenter                             Mr. Carpenter has primary responsibility for municipal fixed income investment
Senior Portfolio Manager                      for the Allegiant Ohio Intermediate Tax Exempt Bond Fund and the Allegiant
Years with the Adviser: 10                    Intermediate Tax Exempt Bond Fund.
Industry experience: 31 years
                                              Mr. Carpenter has been with the Adviser since 1995.
------------------------------------------------------------------------------------------------------------------------------
Keith Erwin                                   Mr. Erwin has primary responsibility for municipal fixed income investments for
Portfolio Manager                             the Allegiant Michigan Intermediate Municipal Bond Fund and the Allegiant
Years with the Adviser: 7                     Pennsylvania Intermediate Municipal Bond Fund.
Industry experience: 9 years
                                              Mr. Erwin has been with the Adviser since 1998.
------------------------------------------------------------------------------------------------------------------------------


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is described in the Statement of Additional Information.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

CLASS I SHARES HAVE NO SALES CHARGE, NO MINIMUM INITIAL INVESTMENT AND ARE ONLY AVAILABLE TO FINANCIAL INSTITUTIONS.


Class I shares may be purchased only through the Trust departments of financial institutions, or broker-dealers, or other financial institutions which have a selling agreement with the Distributor to place trades for institutional accounts, broker products or similar products. In order to purchase Institutional shares through one of those entities, you must have an account with it. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and may charge transaction fees. You should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution. The Funds may accept or reject any purchase order.


From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in the Statement of Additional Information.

The Adviser will monitor each Fund's asset size and, subject to approval by Allegiant's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

Allegiant's Board of Trustees has adopted procedures that impose limits on purchases, exchanges and redemptions to discourage excessive short-term trading by shareholders. These restrictions apply uniformly, except in the circumstances set forth below with respect to the redemption fee. Under the Funds' procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions -- a fund purchase followed shortly by a corresponding sale (redemption or exchange) -- during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Allegiant's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

o     Reject a purchase or exchange

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o     Limit the amount of any exchange

Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.

REDEMPTION FEE

The Funds identified below charge a redemption fee of 2.00% on proceeds from shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange):


Allegiant International Equity Fund -- Class I
Allegiant Multi-Factor Small Cap Core -- Class I
Allegiant Multi-Factor Small Cap Growth -- Class I
Allegiant Multi-Factor Small Cap Value -- Class I
Allegiant Small Cap Core Fund -- Class I
Allegiant Small Cap Growth Fund -- Class I
Allegiant Small Cap Value Fund -- Class I


The redemption fee will be calculated as a percentage of the net asset value of total redemption proceeds. Those shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fee will be paid directly to the Fund from which the shares are redeemed or exchanged and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund.

This redemption fee is not intended to accommodate short-term trading and the Funds will monitor the assessment of redemption fees against your account. The Funds will act in accordance with their trading limits policy as outlined in the "Purchasing, Selling and Exchanging Fund Shares" section of this prospectus pertaining to suspected short-term trading.

The 2.00% redemption fee will not be charged on the following transactions:

1. Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code and nonqualified plans), unless the plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

2. Redemptions requested within 30 days following the death or post-purchase disability of the shareholder;

3. Redemptions initiated by a Fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of a Fund);

4. Shares acquired through the reinvestment of distributions (dividends and capital gains); and

5. Redemptions in omnibus accounts -- including those of affiliates of the Adviser -- where redemptions cannot be tracked to the individual shareholder.

HOW TO PURCHASE FUND SHARES

                        NEW ACCOUNT SET UP                           ADDING TO AN EXISTING ACCOUNT
------------------------------------------------------------------------------------------------------------
TELEPHONE
1-800-622-FUND (3863)   Call our Investor Services Line to obtain    Call our Investor Services Line to
                        an application.                              purchase additional shares.
------------------------------------------------------------------------------------------------------------
MAIL                    Complete an application and mail it          Make your check payable to Allegiant
                        along with a check payable, in               Funds (Fund Name). Please include
                        U.S. dollars, to "Allegiant Funds            your account number on your check
                        (Fund Name)."                                and mail it to the address at the left.

                        Allegiant Funds
                        P.O. Box 8421
                        Boston, MA 02266-8421

                        For overnight delivery mail to:

                        Boston Financial Data Services
                        Attn: Allegiant Funds
                        66 Brooks Drive
                        Braintree, MA 02184

                        Allegiant cannot accept third-party checks,
                        starter checks, credit cards, credit card
                        checks, cash or cash equivalents
                        (i.e., cashier's check, bank draft, money
                        order or travelers check).
------------------------------------------------------------------------------------------------------------
WIRE                    To purchase shares by wire,                  Call 1-800-622-FUND (3863)
                        call 1-800-622-FUND (3863)                   prior to sending the wire in order to
                        to set up your account to accommodate        obtain a confirmation number and to
                        wire transactions and to receive a wire      ensure prompt and accurate handling
                        control number to be included in the         of funds. Ask your bank to transmit
                        body of the wire. Ask your bank to           immediately available funds by wire
                        transmit immediately available funds         as described at the left. Please
                        by wire in the amount of your purchase to:   include your account number.

                        State Street Bank and Trust Company          Allegiant and its transfer agent
                        ABA #011000028                               are not responsible for the
                        Account 99052755 Credit Allegiant Funds      consequences of delays resulting
                        (Account Registration)                       from the banking or Federal
                        (Account Number)                             Reserve Wire system, or from
                        (Wire Control Number)                        incomplete wiring instructions.

                        Note: Your bank may charge you a fee
                        for this service.

                        Allegiant and its transfer agent are not
                        responsible for the consequences of delays
                        resulting from the banking or Federal
                        Reserve Wire system, or from incomplete
                        wiring instructions.
------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY  You may buy shares through accounts with     Please refer to New Account Set Up
                        brokers or other financial institutions      to the left.
                        that are authorized to place trades in
                        Fund shares for their customers. If you
                        invest through an authorized institution,
                        you will have to follow its procedures.
                        Your broker or institution may charge a
                        fee for its services, in addition to
                        the fees charged by Allegiant. Address
                        correspondence or questions regarding a
                        Fund to your institution.
------------------------------------------------------------------------------------------------------------

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, a Fund generally values its investment portfolio at market price. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value.


Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.


If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices will be determined in good faith by a Fund's Adviser and fund accountants using methods approved by the Board of Trustees. A Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. A Fund will also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security, or the security has not been traded for an extended period of time) impacts the value of such securities. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.


Investments by any Fund in any mutual fund (including investments in Underlying Allegiant Funds by the Aggressive Allocation Fund and Conservative Allocation
Fund) are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.

TELEPHONE
1-800-622-FUND (3863)


Call with the account name, number, and amount of redemption. Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 93 "How to Purchase Fund Shares").


FINANCIAL INTERMEDIARY

Contact your broker or institution. Your broker or institution may charge a fee for its services in addition to the fees charged by Allegiant.

SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors -- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Allegiant in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).


The sale price of each share for redemption requests received in good order by Allegiant will be the next NAV determined after the Fund receives your request. Good order means that your request includes complete information.


Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)   the NYSE is closed for other than customary weekend and holiday closings;

(c)   the SEC has by order permitted such suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange Class I Shares of one Allegiant Fund for Class I Shares of another Allegiant Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Allegiant's transfer agent is 4:00 p.m. Eastern Time.

TELEPHONE
1-800-622-FUND (3863)

Call with your account name, number, and amount of exchange into a new or existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

MAIL

Indicate which existing Fund you would like to transfer (you may only exchange within the same share class) and mail to the following address:

      Allegiant Funds
      P.O. Box 8421
      Boston, MA 02266-8421

For overnight delivery mail to:

      Boston Financial Data Services
      Attn: Allegiant Funds
      66 Brooks Drive
      Braintree, MA 02184

The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY

Contact your broker or institution. Your broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class I Shares, pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class I Shares. However, actual distribution fees for Class I Shares are expected to be no more than: (i) 0.005% with respect to the S&P 500 Index Fund; (ii) 0.08% with respect to each other Equity Fund;
(iii) 0.03% with respect to the Ultra Short Bond Fund; and (iv) 0.06% with respect to each other Fund.

The Funds' Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:


      Allegiant International Equity Fund
      Allegiant Large Cap Growth Fund
      Allegiant Mid Cap Growth Fund
      Allegiant Mid Cap Value Fund
      Allegiant Multi-Factor Small Cap Core
      Allegiant Multi-Factor Small Cap Growth
      Allegiant Multi-Factor Small Cap Value
      Allegiant Small Cap Core Fund
      Allegiant Small Cap Growth Fund
      Allegiant Small Cap Value Fund


The following Funds distribute income quarterly:

      Allegiant Large Cap Core Equity Fund
      Allegiant Large Cap Value Fund
      Allegiant S&P 500 Index Fund
      Allegiant Aggressive Allocation Fund
      Allegiant Balanced Allocation Fund

The following Funds distribute income monthly:

      Allegiant Conservative Allocation Fund
      Allegiant Bond Fund
      Allegiant Government Mortgage Fund
      Allegiant Intermediate Bond Fund
      Allegiant Limited Maturity Bond Fund
      Allegiant Total Return Advantage Fund
      Allegiant Ultra Short Bond Fund
      Allegiant Intermediate Tax Exempt Bond Fund
      Allegiant Michigan Intermediate Municipal Bond Fund
      Allegiant Ohio Intermediate Tax Exempt Bond Fund
      Allegiant Pennsylvania Intermediate Municipal Bond Fund

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.

You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day after Allegiant receives your written notice.


TAX ASPECTS OF INVESTING IN THE FUNDS

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FUND DISTRIBUTIONS

Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund's distributions that are otherwise qualifying dividends may be reduced as a result of a Fund's securities lending activities.

Distributions from each Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of such dividends qualifying for this deduction may, however, be reduced as a result of a Fund's securities lending activities as described above.

You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

SALES OR EXCHANGES

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

IRAS AND OTHER TAX-QUALIFIED PLANS

One major exception to the foregoing tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

FOREIGN TAXES INCURRED BY THE ALLEGIANT INTERNATIONAL EQUITY FUND

It is expected that the Allegiant International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Allegiant International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

TAX EXEMPT FUNDS

The Allegiant Intermediate Tax Exempt Bond Fund, Allegiant Michigan Intermediate Municipal Bond Fund, Allegiant Ohio Intermediate Tax Exempt Bond Fund, and Allegiant Pennsylvania Intermediate Municipal Bond Fund (the "Tax-Free Bond Funds") anticipate that substantially all of their income distributions will be "exempt interest dividends," which are exempt from federal income taxes. However, some distributions may be taxable, such as distributions that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax-Free Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax-Free Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

BACKUP WITHHOLDING

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2005, the withholding rate is 28%.

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS

Distributions by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a ""foreign shareholder"") will generally be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate), unless one of the following exceptions applies. Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of the shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of capital gains (aside from capital gains on REIT shares) are not subject to withholding tax, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily may be subject to U.S. income tax if the individual is physically present in the U.S. for more than 182 days during the taxable year. Distributions attributable to interest earned by a Fund from U.S. sources are also generally not subject to withholding tax.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Allegiant Michigan Intermediate Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. The Allegiant Ohio Intermediate Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Allegiant Pennsylvania Intermediate Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

SUNSET OF TAX PROVISIONS

Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change for taxable years beginning after December 31, 2008.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                            FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


The financial highlights have been audited by Ernst & Young Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2005 and is incorporated by reference into the Statement of Additional Information.


In June 2000, the Parkstone Bond, U.S. Government Income, Michigan Municipal Bond, and Mid Capitalization Funds were reorganized into the Allegiant Bond, Government Mortgage, Michigan Intermediate Municipal Bond, and Mid Cap Growth Funds, respectively. In connection with this reorganization, each of these Allegiant Funds adopted the financial highlights, financial statements and performance history of its corresponding acquired Parkstone Fund.


No financial highlights are presented for the Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth and Multi-Factor Small Cap Value Funds because each Fund had not commenced operations as of May 31, 2005.


You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

           NET ASSET                  REALIZED AND   DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET         UNREALIZED     FROM NET      FROM NET      NET ASSET
           BEGINNING    INVESTMENT     GAIN (LOSS)   INVESTMENT     REALIZED     VALUE, END   TOTAL
            OF YEAR   INCOME/(LOSS)  ON INVESTMENTS    INCOME    CAPITAL GAINS    OF YEAR    RETURN+
----------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------
CLASS I
2005        $10.18        $0.13(1)       $ 0.99        $(0.16)       $(0.00)       $11.14     10.99%
2004          8.05         0.08(1)         2.21         (0.16)        (0.00)        10.18     28.50
2003          9.75         0.08(1)        (1.75)        (0.03)        (0.00)         8.05    (17.13)
2002         10.89         0.06(1)        (1.16)        (0.04)        (0.00)         9.75    (10.09)
2001         15.05         0.03(1)        (3.19)        (0.00)        (1.00)        10.89    (22.74)
----------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
----------------------------------------------------------------------------------------------------
CLASS I
2005        $10.91        $0.08(1)       $ 0.79        $(0.08)       $(0.16)       $11.54      7.95%
2004          9.58         0.09(1)         1.33         (0.09)        (0.00)        10.91     14.72
2003         10.87         0.10(1)        (1.30)        (0.09)        (0.00)         9.58    (10.90)
2002         12.27         0.05(1)        (1.15)        (0.04)        (0.26)        10.87     (8.99)
2001         14.88         0.02           (0.71)        (0.00)        (1.92)        12.27     (5.63)
----------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
----------------------------------------------------------------------------------------------------
CLASS I
2005        $18.71        $0.08(1)       $ 0.51        $(0.00)       $(0.24)       $19.06      3.22%
2004         17.13         0.02(1)         1.63         (0.07)        (0.00)        18.71      9.64
2003         19.54         0.06(1)        (2.41)        (0.06)        (0.00)        17.13    (12.03)
2002         24.36         0.01(1)        (4.62)        (0.00)        (0.21)        19.54    (19.03)
2001         28.89        (0.01)(1)       (3.40)        (0.00)        (1.12)        24.36    (12.26)


                                                          RATIO        RATIO OF NET
                                       RATIO OF NET   OF EXPENSES  INVESTMENT INCOME/
                           RATIO OF     INVESTMENT     TO AVERAGE  (LOSS) TO AVERAGE
             NET ASSETS    EXPENSES    INCOME/(LOSS)   NET ASSETS       NET ASSETS      PORTFOLIO
               END OF     TO AVERAGE    TO AVERAGE    (BEFORE FEE      (BEFORE FEE      TURNOVER
             YEAR (000)   NET ASSETS    NET ASSETS      WAIVERS)         WAIVERS)         RATE
------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------
CLASS I
2005          $209,121       1.36%          1.27%        1.46%            1.17%           225%
2004           280,040       1.41           0.74         1.41             0.74            117
2003           322,284       1.38           1.06         1.38             1.06             90
2002           517,829       1.34           0.63         1.34             0.63             63
2001           607,113       1.45           0.21         1.50             0.16            161
------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
------------------------------------------------------------------------------------------------
CLASS I
2005          $211,478       0.98%          0.66%        0.98%            0.66%            69%
2004           209,690       0.94           0.81         0.94             0.81            124
2003           152,055       0.96           1.08         0.96             1.08             68
2002           141,177       0.97           0.47         0.97             0.47            112
2001           126,203       0.99           0.08         1.04             0.03             34
------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
------------------------------------------------------------------------------------------------
CLASS I
2005          $482,538       0.98%          0.38%        0.98%            0.38%            78%
2004           581,512       0.93           0.09         0.93             0.09            144
2003           542,371       0.92           0.35         0.92             0.35             65
2002           699,863       0.92           0.05         0.92             0.05             52
2001           965,165       0.93          (0.03)        0.98            (0.08)            18

+     TOTAL RETURN EXCLUDES SALES CHARGE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

           NET ASSET                  REALIZED AND   DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET         UNREALIZED     FROM NET      FROM NET      NET ASSET
           BEGINNING    INVESTMENT     GAIN (LOSS)   INVESTMENT     REALIZED     VALUE, END    TOTAL
            OF YEAR   INCOME/(LOSS)  ON INVESTMENTS    INCOME    CAPITAL GAINS    OF YEAR     RETURN+
-----------------------------------------------------------------------------------------------------

LARGE CAP VALUE FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $16.44       $ 0.26(1)      $  1.81       $(0.25)       $(0.68)        $17.58      12.74%
2004         14.07         0.21(1)         2.38        (0.22)        (0.00)         16.44      18.52
2003         15.83         0.21(1)        (1.73)       (0.21)        (0.03)         14.07      (9.46)
2002         17.39         0.19(1)        (0.88)       (0.19)        (0.68)         15.83      (3.84)
2001         16.03         0.25            1.71        (0.28)        (0.32)         17.39      12.67
-----------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $ 6.59       $(0.04)(1)     $  0.37       $(0.00)       $(0.00)        $ 6.92       5.01%
2004          5.70        (0.04)(1)        0.93        (0.00)        (0.00)          6.59      15.63
2003          6.49        (0.05)(1)       (0.74)       (0.00)        (0.00)          5.70     (12.17)
2002          8.08        (0.06)(1)       (1.53)       (0.00)        (0.00)          6.49     (19.68)
2001         15.84        (0.08)(1)       (3.14)       (0.00)        (4.54)          8.08     (23.89)
-----------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $12.54       $ 0.10(1)      $  2.12       $(0.04)       $(2.25)        $12.47      18.13%
2004         10.11         0.04(1)         2.69        (0.07)        (0.23)         12.54      27.24
2003(2)      10.00         0.07(1)         0.07        (0.03)        (0.00)         10.11       1.38
-----------------------------------------------------------------------------------------------------
S & P 500 INDEX FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $ 9.67       $ 0.17(1)      $  0.59       $(0.17)       $(0.00)        $10.26       7.95%
2004          8.30         0.12(1)         1.36        (0.11)        (0.00)          9.67      17.98
2003          9.21         0.11(1)        (0.91)       (0.11)        (0.00)          8.30      (8.55)
2002         10.84         0.11(1)        (1.63)       (0.11)        (0.00)          9.21     (14.11)
2001         12.25         0.11           (1.41)       (0.11)        (0.00)         10.84     (10.64)
-----------------------------------------------------------------------------------------------------
SMALL CAP CORE FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $ 9.50       $(0.06)(1)     $  1.59       $(0.00)       $(0.00)        $11.03      16.11%
2004(3)      10.00        (0.01)(1)       (0.49)       (0.00)        (0.00)          9.50      (5.00)
-----------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $ 9.09       $(0.07)(1)     $ (0.39)      $(0.00)       $(0.00)        $ 8.63      (5.06)%
2004          7.70        (0.09)(1)        1.48        (0.00)        (0.00)          9.09      18.05
2003          9.18        (0.06)(1)       (1.42)       (0.00)        (0.00)          7.70     (16.12)
2002         11.56        (0.09)(1)       (2.29)       (0.00)        (0.00)          9.18     (20.59)
2001         14.91        (0.06)(1)       (1.93)       (0.00)        (1.36)         11.56     (14.72)
-----------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $22.18       $(0.02)(1)     $  2.83       $(0.00)       $(4.25)        $20.74      11.61%
2004         17.61         0.02(1)         5.13        (0.06)        (0.52)         22.18      29.35
2003         20.64         0.08(1)        (2.18)       (0.09)(4)     (0.84)         17.61      (9.69)
2002         19.07         0.10(1)         3.38        (0.15)        (1.76)         20.64      19.61
2001         15.15         0.22            4.36        (0.25)        (0.41)         19.07      30.89


                                                        RATIO        RATIO OF NET
                                     RATIO OF NET   OF EXPENSES  INVESTMENT INCOME/
                         RATIO OF     INVESTMENT     TO AVERAGE  (LOSS) TO AVERAGE
           NET ASSETS    EXPENSES    INCOME/(LOSS)   NET ASSETS      NET ASSETS     PORTFOLIO
             END OF     TO AVERAGE    TO AVERAGE    (BEFORE FEE      (BEFORE FEE     TURNOVER
           YEAR (000)   NET ASSETS    NET ASSETS      WAIVERS)        WAIVERS)         RATE
----------------------------------------------------------------------------------------------

LARGE CAP VALUE FUND
----------------------------------------------------------------------------------------------
CLASS I
2005        $548,937       0.98%          1.47%        0.98%             1.47%           37%
2004         526,031       0.94           1.38         0.94              1.38            47
2003         505,108       0.93           1.62         0.93              1.62            34
2002         743,804       0.92           1.15         0.92              1.15            39
2001         700,811       0.97           1.54         1.02              1.49            67
----------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
----------------------------------------------------------------------------------------------
CLASS I
2005        $ 13,248       1.07%         (0.62)%       1.40%            (0.95)%         219%
2004          67,969       1.13          (0.69)        1.26             (0.82)          228
2003          74,852       1.30          (0.92)        1.30             (0.92)           66
2002         143,328       1.27          (0.92)        1.27             (0.92)           68
2001         195,291       1.26          (0.64)        1.31             (0.69)          191
----------------------------------------------------------------------------------------------
MID CAP VALUE FUND
----------------------------------------------------------------------------------------------
CLASS I
2005        $ 45,863       1.02%          0.75%        1.27%             0.50%           75%
2004          52,453       1.07           0.36         1.20              0.23            87
2003(2)       36,319       0.93           0.89         1.24              0.58            76
----------------------------------------------------------------------------------------------
S & P 500 INDEX FUND
----------------------------------------------------------------------------------------------
CLASS I
2005        $339,817       0.36%          1.73%        0.51%             1.58%           30%
2004         387,699       0.34           1.32         0.49              1.17             1
2003         281,426       0.35           1.43         0.50              1.28             7
2002         311,120       0.33           1.09         0.48              0.94             4
2001         332,015       0.36           0.94         0.61              0.69            15
----------------------------------------------------------------------------------------------
SMALL CAP CORE FUND
----------------------------------------------------------------------------------------------
CLASS I
2005        $151,633       1.23%         (0.61)%       1.23%            (0.61)%          54%
2004(3)       28,986       1.31          (0.67)        1.31             (0.67)            4
----------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
----------------------------------------------------------------------------------------------
CLASS I
2005        $ 28,035       1.32%         (0.82)%       1.43%            (0.93)%         280%
2004         134,244       1.23          (1.02)        1.23             (1.02)          340
2003         156,646       1.29          (0.92)        1.29             (0.92)          119
2002         268,485       1.24          (0.88)        1.24             (0.88)          122
2001         304,754       1.27          (0.44)        1.32             (0.49)          174
----------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
----------------------------------------------------------------------------------------------
CLASS I
2005        $767,302       1.22%         (0.08)%       1.22%            (0.08)%         103%
2004         831,470       1.18           0.07         1.18              0.07           116
2003         773,213       1.20           0.48         1.20              0.48           127
2002         932,705       1.16           0.54         1.16              0.54           106
2001         549,218       1.20           1.35         1.25              1.30           128

+     TOTAL RETURN EXCLUDES SALES CHARGE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2)   MID CAP VALUE FUND CLASS I COMMENCED OPERATIONS ON JULY 1, 2002.
      ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

(3) SMALL CAP CORE FUND CLASS I COMMENCED OPERATIONS ON APRIL 2, 2004. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

(4)   INCLUDES A TAX RETURN OF CAPITAL OF $(0.01) FOR SMALL CAP VALUE FUND.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

           NET ASSET                  REALIZED AND   DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET         UNREALIZED     FROM NET      FROM NET      NET ASSET
           BEGINNING    INVESTMENT     GAIN (LOSS)   INVESTMENT     REALIZED     VALUE, END    TOTAL
            OF YEAR   INCOME/(LOSS)  ON INVESTMENTS    INCOME    CAPITAL GAINS    OF YEAR     RETURN+
-----------------------------------------------------------------------------------------------------

AGGRESSIVE ALLOCATION FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $ 9.26        $0.08(1)      $  0.57        $(0.07)       $(0.00)       $ 9.84       7.00%
2004          8.23         0.07(1)         1.00         (0.04)        (0.00)         9.26      12.98
2003          9.08         0.02(1)        (0.80)        (0.07)(2)     (0.00)         8.23      (8.56)
2002          9.95         0.10(1)        (0.82)        (0.15)(3)     (0.00)         9.08      (7.26)
2001(4)      10.00         0.02           (0.06)        (0.01)        (0.00)         9.95      (0.36)
-----------------------------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $ 9.35        $0.14(1)      $  0.61        $(0.15)       $(0.00)       $ 9.95       8.01%
2004          8.44         0.11(1)         0.89         (0.09)        (0.00)         9.35      11.93
2003          9.01         0.13(1)        (0.55)        (0.15)        (0.00)         8.44      (4.58)
2002(5)       9.72         0.20(1)        (0.71)        (0.20)        (0.00)         9.01      (5.27)
2001         11.68         0.28           (0.42)        (0.27)        (1.55)         9.72      (1.68)
-----------------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $10.00        $0.20(1)      $  0.37        $(0.19)       $(0.00)       $10.38       5.72%
2004          9.57         0.18(1)         0.40         (0.15)        (0.00)        10.00       6.13
2003          9.66         0.17(1)        (0.07)        (0.19)(6)     (0.00)         9.57       1.15
2002         10.04         0.26(1)        (0.36)        (0.28)        (0.00)         9.66      (0.97)
2001(7)      10.00         0.07            0.02         (0.05)        (0.00)        10.04       0.94
-----------------------------------------------------------------------------------------------------
BOND FUND*
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $ 9.98        $0.41(1)      $  0.25        $(0.42)       $(0.00)       $10.22       6.69%
2004         10.44         0.39(1)        (0.45)        (0.40)        (0.00)         9.98      (0.62)
2003          9.86         0.48(1)         0.56         (0.46)        (0.00)        10.44      10.74
2002(8)       9.71         0.56(1)         0.14         (0.55)        (0.00)         9.86       7.40
2001          9.37         0.62            0.34         (0.62)        (0.00)         9.71      10.50
-----------------------------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND**
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $ 9.23        $0.41(1)      $  0.15        $(0.45)       $(0.00)       $ 9.34       6.18%
2004          9.58         0.37(1)        (0.32)        (0.40)        (0.00)         9.23       0.63
2003          9.45         0.39(1)         0.19         (0.45)        (0.00)         9.58       6.15
2002(9)       9.22         0.50(1)         0.22         (0.49)        (0.00)         9.45       7.94
2001          8.77         0.57            0.45         (0.57)        (0.00)         9.22      11.95


                                                        RATIO        RATIO OF NET
                                     RATIO OF NET   OF EXPENSES  INVESTMENT INCOME/
                         RATIO OF     INVESTMENT     TO AVERAGE  (LOSS) TO AVERAGE
           NET ASSETS    EXPENSES    INCOME/(LOSS)   NET ASSETS       NET ASSETS     PORTFOLIO
             END OF     TO AVERAGE    TO AVERAGE    (BEFORE FEE      (BEFORE FEE     TURNOVER
           YEAR (000)  NET ASSETS++   NET ASSETS++   WAIVERS)++       WAIVERS)++      RATE+++
----------------------------------------------------------------------------------------------

AGGRESSIVE ALLOCATION FUND
----------------------------------------------------------------------------------------------
CLASS I
2005        $  6,687       0.30%         0.87%         0.55%            0.62%            18%
2004           6,592       0.30          0.61          0.55             0.36             42
2003           2,361       0.88          0.23          1.13            (0.02)            78
2002           2,854       1.12          1.15          1.37             0.90             40
2001(4)        2,492       0.38          1.10          0.76             0.72              5
----------------------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
----------------------------------------------------------------------------------------------
CLASS I
2005        $133,954       1.06%         1.49%         1.06%            1.49%           201%
2004         136,752       0.98          1.15          0.98             1.15            230
2003         120,329       1.09          1.63          1.09             1.63            171
2002(5)      157,660       1.00          2.13          1.00             2.13            106
2001         186,724       1.03          2.31          1.08             2.26            161
----------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND
----------------------------------------------------------------------------------------------
CLASS I
2005        $  5,329       0.27%         1.92%         0.52%            1.67%            18%
2004           4,929       0.28          1.71          0.53             1.46             27
2003           2,820       0.70          1.83          0.95             1.58             38
2002           2,752       1.02          2.68          1.27             2.43             27
2001(7)        2,523       0.37          3.20          0.75             2.82              5
----------------------------------------------------------------------------------------------
BOND FUND*
----------------------------------------------------------------------------------------------
CLASS I
2005        $374,907       0.76%         3.99%         0.76%            3.99%           515%
2004         415,151       0.74          3.86          0.74             3.86            338
2003         617,012       0.71          4.73          0.71             4.73            213
2002(8)      798,688       0.71          5.70          0.71             5.70             98
2001         842,906       0.72          6.39          0.77             6.34             73
----------------------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND**
----------------------------------------------------------------------------------------------
CLASS I
2005        $239,724       0.67%         4.44%         0.82%            4.29%           753%
2004         244,380       0.69          4.09          0.78             4.00            380
2003         190,678       0.77          4.09          0.77             4.09            364
2002(9)      185,755       0.76          5.29          0.76             5.29            219
2001         155,683       0.79          6.27          0.84             6.22             78

* EFFECTIVE JUNE 9, 2000, THE PARKSTONE BOND FUND WAS MERGED INTO THE ALLEGIANT BOND FUND. THE NET ASSET VALUES AT THE BEGINNING OF EACH PERIOD AND THE CHANGES IN NET ASSET VALUES, INCLUDING THE NET ASSET VALUES AT THE END OF EACH PERIOD LISTED HAVE BEEN RESTATED TO REFLECT THE CONVERSION RATIOS OF 0.9799154 FOR CLASS I ON THE DATE OF THE REORGANIZATION.

**    ACQUIRED ALLEGIANT GNMA FUND ON NOVEMBER 21, 2003.

+     TOTAL RETURN EXCLUDES SALES CHARGE.

++ DOES NOT INCLUDE INCOME OR EXPENSES OF THE INVESTMENT COMPANIES IN WHICH AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS INVEST.

+++ DUE TO ITS INVESTMENT STRATEGY, BALANCED ALLOCATION FUND MAY BUY AND SELL SECURITIES FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS TAX LIABILITIES, AND MAY LOWER FUND PERFORMANCE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) INCLUDES A TAX RETURN OF CAPITAL OF $(0.07) FOR CLASS I FOR THE AGGRESSIVE ALLOCATION FUND.

(3) INCLUDES A TAX RETURN OF CAPITAL OF $(0.04) FOR CLASS I FOR THE AGGRESSIVE ALLOCATION FUND

(4)   THE AGGRESSIVE ALLOCATION FUND CLASS I COMMENCED OPERATIONS ON
      MARCH 6, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

(5) AS REQUIRED, EFFECTIVE JUNE 1, 2001, BALANCED ALLOCATION FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA AND AN INCREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.02%. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(6) INCLUDES A TAX RETURN OF CAPITAL OF $(0.03) FOR CLASS I FOR THE CONSERVATIVE ALLOCATION FUND.

(7)   CONSERVATIVE ALLOCATION FUND CLASS I COMMENCED OPERATIONS ON MARCH
      6, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

(8) AS REQUIRED, EFFECTIVE JUNE 1, 2001, BOND FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDELINES FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THIS RESULTED IN A $0.01 INCREASE IN NET INVESTMENT INCOME PER SHARE AND A $0.01 DECREASE IN REALIZED AND UNREALIZED GAINS (LOSSES) PER SHARE FOR THE YEAR ENDED MAY 31, 2002. THE EFFECT OF THIS CHANGE ALSO RESULTED IN AN INCREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.06% FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(9) AS REQUIRED, EFFECTIVE JUNE 1, 2001, GOVERNMENT MORTGAGE FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDELINES FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THIS RESULTED IN A $0.02 DECREASE IN NET INVESTMENT INCOME PER SHARE AND AN INCREASE OF $0.02 IN REALIZED AND UNREALIZED GAINS (LOSSES) PER SHARE FOR THE YEAR ENDED MAY 31, 2002. THE EFFECT OF THIS CHANGE ALSO RESULTED IN A DECREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.18% FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

           NET ASSET                  REALIZED AND   DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET         UNREALIZED     FROM NET      FROM NET      NET ASSET
           BEGINNING    INVESTMENT     GAIN (LOSS)   INVESTMENT     REALIZED     VALUE, END   TOTAL
            OF YEAR       INCOME     ON INVESTMENTS    INCOME    CAPITAL GAINS     OF YEAR   RETURN+
-----------------------------------------------------------------------------------------------------

INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $10.69        $0.37(1)      $  0.09        $(0.37)       $(0.00)       $10.78       4.38%
2004         11.09         0.37(1)        (0.40)        (0.37)        (0.00)        10.69      (0.26)
2003         10.40         0.43(1)         0.69         (0.43)        (0.00)        11.09      11.00
2002         10.24         0.55(1)         0.16         (0.55)        (0.00)        10.40       7.05
2001          9.90         0.64            0.34         (0.64)        (0.00)        10.24      10.16
-----------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $ 9.95        $0.25(1)      $ (0.07)       $(0.28)       $(0.00)        $9.85       1.85%
2004         10.17         0.26(1)        (0.20)        (0.28)        (0.00)         9.95       0.45
2003          9.97         0.32(1)         0.22         (0.34)        (0.00)        10.17       5.58
2002(2)       9.87         0.49(1)         0.10         (0.49)        (0.00)         9.97       6.09
2001          9.70         0.60            0.17         (0.60)        (0.00)         9.87       8.21
-----------------------------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $10.22        $0.39(1)      $  0.33        $(0.39)       $(0.10)       $10.45       7.14%
2004         11.01         0.42(1)        (0.55)        (0.42)        (0.24)        10.22      (1.18)
2003         10.23         0.49(1)         0.92         (0.53)        (0.10)        11.01      14.18
2002(3)      10.02         0.55(1)         0.21         (0.55)        (0.00)        10.23       7.76
2001          9.48         0.59            0.54         (0.59)        (0.00)        10.02      12.04
-----------------------------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $10.00        $0.22(1)      $ (0.07)       $(0.24)       $(0.00)       $ 9.91       1.48%
2004         10.08         0.16(1)        (0.07)        (0.17)        (0.00)        10.00       0.93
2003(4)      10.00         0.09(1)         0.08         (0.09)        (0.00)        10.08       1.67

                                                        RATIO       RATIO OF NET
                                     RATIO OF NET   OF EXPENSES  INVESTMENT INCOME
                         RATIO OF     INVESTMENT     TO AVERAGE     TO AVERAGE
           NET ASSETS    EXPENSES       INCOME       NET ASSETS      NET ASSETS     PORTFOLIO
             END OF     TO AVERAGE    TO AVERAGE    (BEFORE FEE     (BEFORE FEE     TURNOVER
           YEAR (000)   NET ASSETS    NET ASSETS      WAIVERS)        WAIVERS)       RATE++
----------------------------------------------------------------------------------------------

INTERMEDIATE BOND FUND
----------------------------------------------------------------------------------------------
CLASS I
2005        $461,620       0.60%         3.43%         0.75%            3.28%           280%
2004         439,369       0.59          3.40          0.74             3.25            164
2003         418,964       0.58          4.01          0.73             3.86            129
2002         346,788       0.57          5.27          0.72             5.12            141
2001         345,059       0.59          6.34          0.79             6.14            133
----------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
----------------------------------------------------------------------------------------------
CLASS I
2005        $212,573       0.55%         2.47%         0.65%            2.37%           132%
2004         306,914       0.54          2.58          0.64             2.48            136
2003         308,986       0.54          3.17          0.64             3.07            117
2002(2)      213,322       0.53          4.89          0.63             4.79            110
2001         190,243       0.55          5.98          0.73             5.80             87
----------------------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
----------------------------------------------------------------------------------------------
CLASS I
2005        $319,802       0.63%         3.74%         0.78%            3.59%           214%
2004         314,269       0.60          3.92          0.75             3.77            134
2003         241,404       0.58          4.60          0.73             4.45            108
2002(3)      259,402       0.55          5.42          0.72             5.25             88
2001         355,344       0.51          5.95          0.79             5.67            182
----------------------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
----------------------------------------------------------------------------------------------
CLASS I
2005        $178,675       0.38%         2.27%         0.58%            2.07%           219%
2004         176,280       0.36          1.54          0.56             1.34            120
2003(4)      129,599       0.26          1.81          0.58             1.49            239

+     TOTAL RETURN EXCLUDES SALES CHARGE.

++ DUE TO ITS INVESTMENT STRATEGY, INTERMEDIATE BOND FUND MAY BUY AND SELL SECURITIES FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS TAX LIABILITIES, AND MAY LOWER PERFORMANCE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) AS REQUIRED, EFFECTIVE JUNE 1, 2001, LIMITED MATURITY BOND FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDELINES FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA AND A DECREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.01%. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(3) AS REQUIRED, EFFECTIVE JUNE 1, 2001, TOTAL RETURN ADVANTAGE FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDELINES FOR INVESTMENT COMPANIES AND BEGAN INCLUDING PAYDOWN GAINS AND LOSSES AS AN ADJUSTMENT TO INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA AND 0.00% ON THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(4)   ULTRA SHORT BOND FUND CLASS I COMMENCED OPERATIONS ON DECEMBER 2,
      2002. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

           NET ASSET                  REALIZED AND   DIVIDENDS   DISTRIBUTIONS
            VALUE,         NET         UNREALIZED     FROM NET      FROM NET      NET ASSET
           BEGINNING    INVESTMENT     GAIN (LOSS)   INVESTMENT     REALIZED     VALUE, END   TOTAL
            OF YEAR      INCOME      ON INVESTMENTS    INCOME    CAPITAL GAINS     OF YEAR   RETURN+
-----------------------------------------------------------------------------------------------------

INTERMEDIATE TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $10.13        $0.39(1)      $  0.06        $(0.39)       $(0.00)       $10.19       4.54%
2004         10.61         0.39(1)        (0.46)        (0.41)        (0.00)        10.13      (0.70)
2003         10.17         0.40(1)         0.44         (0.40)        (0.00)        10.61       8.45
2002(2)      10.01         0.42(1)         0.16         (0.42)        (0.00)        10.17       5.86
2001          9.50         0.43            0.51         (0.43)        (0.00)        10.01      10.07
-----------------------------------------------------------------------------------------------------
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $10.93        $0.48(1)      $ (0.11)       $(0.48)       $(0.02)       $10.80       3.39%
2004         11.45         0.46(1)        (0.51)        (0.47)        (0.00)        10.93      (0.44)
2003         11.03         0.47(1)         0.44         (0.47)        (0.02)        11.45       8.51
2002(3)      10.94         0.49(1)         0.10         (0.49)        (0.01)        11.03       5.54
2001         10.38         0.50            0.56         (0.50)        (0.00)        10.94      10.36
-----------------------------------------------------------------------------------------------------
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $11.20        $0.42(1)      $  0.04        $(0.42)       $(0.00)       $11.24       4.19%
2004         11.70         0.41(1)        (0.50)        (0.41)        (0.00)        11.20      (0.75)
2003         11.20         0.44(1)         0.50         (0.44)        (0.00)        11.70       8.56
2002(4)      11.04         0.47(1)         0.16         (0.47)        (0.00)        11.20       5.81
2001         10.49         0.48            0.55         (0.48)        (0.00)        11.04      10.00
-----------------------------------------------------------------------------------------------------
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------
CLASS I
2005        $10.46        $0.36(1)      $  0.10        $(0.36)       $(0.00)       $10.56       4.41%
2004         10.96         0.36(1)        (0.49)        (0.37)        (0.00)        10.46      (1.18)
2003         10.47         0.41(1)         0.49         (0.41)        (0.00)        10.96       8.76
2002(5)      10.36         0.46(1)         0.11         (0.46)        (0.00)        10.47       5.57
2001          9.89         0.47(1)         0.47         (0.47)        (0.00)        10.36       9.64


                                                        RATIO        RATIO OF NET
                                     RATIO OF NET   OF EXPENSES  INVESTMENT INCOME
                         RATIO OF     INVESTMENT     TO AVERAGE     TO AVERAGE
           NET ASSETS    EXPENSES       INCOME       NET ASSETS      NET ASSETS      PORTFOLIO
             END OF     TO AVERAGE    TO AVERAGE    (BEFORE FEE     (BEFORE FEE      TURNOVER
           YEAR (000)   NET ASSETS    NET ASSETS      WAIVERS)        WAIVERS)         RATE
----------------------------------------------------------------------------------------------

INTERMEDIATE TAX EXEMPT BOND FUND
----------------------------------------------------------------------------------------------
CLASS I
2005        $131,474       0.61%         3.85%         0.76%            3.70%            9%
2004         162,027       0.60          3.78          0.75             3.63             9
2003         175,441       0.60          3.92          0.75             3.77            11
2002(2)      167,578       0.60          4.19          0.75             4.04            19
2001         162,015       0.60          4.39          0.80             4.19            27
----------------------------------------------------------------------------------------------
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------
CLASS I
2005        $ 88,583       0.62%         4.37%         0.77%            4.22%            7%
2004         123,614       0.60          4.11          0.75             3.96             5
2003         147,331       0.60          4.24          0.75             4.09             7
2002(3)      137,902       0.59          4.47          0.74             4.32             6
2001         148,726       0.60          4.62          0.80             4.42            16
----------------------------------------------------------------------------------------------
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
----------------------------------------------------------------------------------------------
CLASS I
2005        $144,334       0.62%         3.76%         0.77%            3.61%           11%
2004         163,549       0.60          3.61          0.75             3.46            13
2003         167,899       0.60          3.85          0.75             3.70             6
2002(4)      154,461       0.60          4.20          0.75             4.05            19
2001         156,655       0.56          4.44          0.76             4.24            20
----------------------------------------------------------------------------------------------
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------
CLASS I
2005        $ 49,028       0.64%         3.36%         0.79%            3.21%           15%
2004          54,675       0.63          3.38          0.78             3.23            14
2003          55,503       0.65          3.84          0.80             3.69            12
2002(5)       51,319       0.64          4.40          0.79             4.25            13
2001          45,441       0.63          4.57          0.86             4.34            25

+     TOTAL RETURN EXCLUDES SALES CHARGE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) AS REQUIRED, EFFECTIVE JUNE 1, 2001, INTERMEDIATE TAX EXEMPT BOND FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THIS RESULTED IN A $0.01 INCREASE IN NET INVESTMENT INCOME PER SHARE AND A DECREASE OF $0.01 IN REALIZED AND UNREALIZED GAINS (LOSSES) PER SHARE FOR THE YEAR ENDED MAY 31, 2002. THE EFFECT OF THIS CHANGE ALSO RESULTED IN AN INCREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.07%, FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(3) AS REQUIRED, EFFECTIVE JUNE 1, 2001, MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA. THE EFFECT OF THIS CHANGE ALSO RESULTED IN AN INCREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.03% FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(4) AS REQUIRED, EFFECTIVE JUNE 1, 2001, OHIO INTERMEDIATE TAX EXEMPT BOND FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA. THE EFFECT OF THIS CHANGE ALSO RESULTED IN A DECREASE IN THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.02% FOR THE YEAR ENDED MAY 31, 2002. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

(5) AS REQUIRED, EFFECTIVE JUNE 1, 2001, PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS $0.00 ON PER SHARE DATA AND 0.00% ON THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS. PER SHARE DATA AND RATIOS FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                               INVESTMENT ADVISER

                       Allegiant Asset Management Company
                          200 Public Square, 5th Floor
                             Cleveland, Ohio 44114

                                   DISTRIBUTOR

                       Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406

                                  LEGAL COUNSEL

                           Drinker Biddle & Reath LLP
                                One Logan Square
                            18th and Cherry Streets
                     Philadelphia, Pennsylvania 19103-6996

                            NOT A PART OF PROSPECTUS

                         ALLEGIANT FUNDS PRIVACY NOTICE

      The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

      Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

WHAT INFORMATION WE COLLECT

      "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

      We may collect nonpublic personal information about you from the following sources:

      o Information that you provide to us, such as on applications or other forms, or

      o     Information about your transactions with us

OUR SECURITY PROCEDURES

      To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

WHAT INFORMATION WE DISCLOSE

      Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

      Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

      We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

ALLEGIANT FUNDS' PLEDGE TO YOU

      We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

                                                               BOARD OF TRUSTEES
================================================================================


ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
   Commercial Metals Company
   Strategic Distribution, Inc.



HERBERT R. MARTENS, JR.
PRESIDENT AND CHIEF EXECUTIVE OFFICER
Executive Vice President,
   National City Corporation
President and Chief Executive Officer,
   National City Bank, Florida
Chairman, NatCity Investments, Inc.


JOHN G. BREEN
Retired Chairman and
   Chief Executive Officer,
   The Sherwin Williams Co.
Director:
   Goodyear Tire & Rubber Co.
   The Stanley Works

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
   Executive Officer, Centerior Energy

RICHARD W. FURST
Garvice D. Kincaid Professor of
   Finance and Dean Emeritus,
   Gatton College of Business and
   Economics, University of Kentucky

GERALD L. GHERLEIN
Retired Executive Vice President and
   General Counsel, Eaton Corporation

DALE C. LAPORTE
Partner, Calfee, Halter & Griswold LLP

KATHLEEN A. OBERT
Chairman and Chief Executive Officer,
   Edward Howard & Co.

J. WILLIAM PULLEN
Retired President and Chief Executive Officer,
   Whayne Supply Company

The Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.


                                                                 [LOGO]
                                                                   ALLEGIANT(SM)

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

TO OBTAIN MORE INFORMATION:
By Internet:
www.allegiantfunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA  02266-8421

FROM THE SEC:


You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's Web site (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102


Allegiant Funds' Investment Company Act registration number is 811-4416.


[LOGO]
  ALLEGIANT(SM)

www.allegiantfunds.com

                             ALLEGIANT FUNDS PROSPECTUS
                                     A, B, AND C SHARES
                                        OCTOBER 1, 2005


                           Government Money Market Fund
                                      Money Market Fund
                       Ohio Municipal Money Market Fund
              Pennsylvania Tax Exempt Money Market Fund
                           Tax Exempt Money Market Fund
                             Treasury Money Market Fund







                  THE SECURITIES AND EXCHANGE COMMISSION
        HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES
         OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.          [LOGO OMITTED]
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.         ALLEGIANT (sm)




                                                    THE DISCIPLINE OF INVESTING,
                                                         A COMMITMENT TO RESULTS

================================================================================
INVESTMENT ADVISER


ALLEGIANT ASSET
MANAGEMENT COMPANY





ABOUT THIS PROSPECTUS
EFFECTIVE JUNE 13, 2005, THE ARMADA FUNDS WERE RENAMED THE ALLEGIANT FUNDS ("ALLEGIANT") AND THE INVESTMENT ADVISER TO ALLEGIANT, NATIONAL CITY INVESTMENT MANAGEMENT COMPANY, CHANGED ITS NAME TO ALLEGIANT ASSET MANAGEMENT COMPANY (THE "ADVISER"). PLEASE NOTE THAT THESE NAME CHANGES DID NOT RESULT IN A CHANGE TO THE INVESTMENT OBJECTIVE OF ANY INVESTMENT PORTFOLIO OF ALLEGIANT (EACH, A "FUND," COLLECTIVELY, THE "FUNDS") OR ANY FUND'S TICKER SYMBOL.



Allegiant is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class A, Class B and Class C Shares of the Allegiant money market funds before investing. Allegiant also offers Class A, Class B and Class C Shares of equity, fixed income, asset allocation and tax free bond funds in a separate prospectus. To obtain more information on Allegiant, visit us on-line at www.allegiantfunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.



THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:



ALLEGIANT GOVERNMENT MONEY MARKET FUND .................    2
ALLEGIANT MONEY MARKET FUND ............................    4
ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND .............    6
ALLEGIANT PENNSYLVANIA TAX EXEMPT
   MONEY MARKET FUND ...................................    8
ALLEGIANT TAX EXEMPT MONEY MARKET FUND .................   10
ALLEGIANT TREASURY MONEY MARKET FUND ...................   12
MORE INFORMATION ABOUT PRINCIPAL
   INVESTMENT STRATEGIES ...............................   19
MORE INFORMATION ABOUT FUND INVESTMENTS ................   20
INVESTOR PROFILES ......................................   21
INVESTMENT ADVISER AND INVESTMENT TEAMS ................   22
PURCHASING, SELLING AND EXCHANGING FUND SHARES .........   23
DISTRIBUTION OF FUND SHARES ............................   32
DIVIDENDS AND TAXES ....................................   33
FINANCIAL HIGHLIGHTS ...................................   35

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser manages the investments of each Fund. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.

Although a money market fund seeks to maintain a constant price per share of $1.00, there is no guarantee that a money market fund will achieve this goal and it is possible that you may lose money by investing in a Fund.

ALLEGIANT GOVERNMENT MONEY MARKET FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      High current income consistent with stability of principal while maintaining liquidity

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a portfolio of high quality short-term debt securities issued by the U.S. government, its agencies and instrumentalities and repurchase agreements related to such securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

      PRINCIPAL RISKS

      Interest rate risk, credit risk, counterparty risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Government Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in short-term obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"). The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

                                          ALLEGIANT GOVERNMENT MONEY MARKET FUND

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 5.53%    5.04%   5.14%   4.98%  4.66%   5.94%   3.64%   1.21%    0.49%    0.68%
--------------------------------------------------------------------------------
 1995     1996    1997    1998   1999    2000    2001    2002     2003     2004

                 Best Quarter      1.53%   (12/31/00)
                 Worst Quarter     0.09%    (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 1.01%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004.

--------------------------------------------------------------------------------
CLASS A SHARES                                   1 YEAR     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Allegiant Government
Money Market Fund                                 0.68%      2.37%        3.71%
--------------------------------------------------------------------------------

FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ALLEGIANTFUNDS.COM. THE FUND'S YIELD APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 14 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT MONEY MARKET FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      High current income consistent with stability of principal while maintaining liquidity

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

      PRINCIPAL RISKS

      Interest rate risk, credit risk, counterparty risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality, short-term U.S dollar-denominated money market securities, including certificates of deposit, time deposits and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a sovereign debt rating in the highest short-term rating category by at least two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has rated such debt, then by that NRSRO (or, if unrated, determined by the Adviser to be of comparable quality).

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser. The Fund invests at least 95% of its total assets in securities rated in the highest rating category by one or more NRSROs or, if unrated, determined by the Adviser to be of comparable quality.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

                                                     ALLEGIANT MONEY MARKET FUND

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The performance of Class B and Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

5.61%   5.09%   5.22%   5.11%   4.76%    6.05%    3.66%   1.22%   0.53%   0.71%
--------------------------------------------------------------------------------
1995    1996    1997    1998    1999     2000     2001    2002    2003    2004

                 Best Quarter      1.56%    (9/30/00)
                 Worst Quarter     0.10%    (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 1.03%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004.

--------------------------------------------------------------------------------
CLASS A SHARES     1 YEAR      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Allegiant Money
Market Fund         0.71%       2.41%       3.77%
--------------------------------------------------------------------------------
                                                         SINCE         DATE OF
CLASS B SHARES     1 YEAR      5 YEARS    10 YEARS     INCEPTION      INCEPTION
--------------------------------------------------------------------------------
Allegiant Money
Market Fund         0.58%       1.96%       N/A          2.60%         1/5/98
--------------------------------------------------------------------------------
                                                         SINCE         DATE OF
CLASS C SHARES     1 YEAR      5 YEARS    10 YEARS     INCEPTION      INCEPTION
--------------------------------------------------------------------------------
Allegiant Money
Market Fund         0.58%       N/A         N/A          1.29%         11/15/00
--------------------------------------------------------------------------------

FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ALLEGIANTFUNDS.COM. THE FUND'S YIELD APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 14 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income exempt from regular federal income tax and Ohio personal income tax, consistent with stability of principal

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a portfolio of high quality short-term Ohio municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Ohio income taxes

      PRINCIPAL RISKS

      Interest rate risk, credit risk, single state risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Ohio Municipal Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Ohio personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions, the income from which is exempt from regular federal income tax and Ohio personal income tax, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Ohio municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser.

Under normal circumstances, at least 80% of the value of the Fund's net assets plus any borrowings for investment purposes will be invested in Ohio municipal money market instruments. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

                                      ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of Ohio municipal issuers to repay principal and to make interest payments on Ohio municipal money market instruments. Changes in the financial condition or credit rating of Ohio municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

           2.78%    3.68%       2.42%       0.98%     0.52%    0.66%
          ------------------------------------------------------------
           1999     2000        2001        2002       2003     2004

                      Best Quarter      0.98%   (12/31/00)
                      Worst Quarter     0.09%    (9/30/03)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 0.81%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004.

--------------------------------------------------------------------------------
                                                          SINCE        DATE OF
CLASS A SHARES                   1 YEAR       5 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Allegiant Ohio Municipal
Money Market Fund                 0.66%        1.64%      1.86%        11/4/98
--------------------------------------------------------------------------------

FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ALLEGIANTFUNDS.COM. THE FUND'S YIELD APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 15 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a portfolio of high quality short-term Pennsylvania municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Pennsylvania income taxes

      PRINCIPAL RISKS

      Interest rate risk, credit risk, single state risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Pennsylvania Tax Exempt Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, and obligations of the United States, including territories and possessions of the United States, the income from which is exempt from federal income tax and Pennsylvania personal income tax (Pennsylvania municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser. As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income tax, but also is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

                             ALLEGIANT PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of Pennsylvania municipal issuers to repay principal and to make interest payments on Pennsylvania municipal money market instruments. Changes in the financial condition or credit rating of Pennsylvania municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   3.33%     2.98%     2.82%      3.65%     2.37%    0.99%     0.52%     0.61%
--------------------------------------------------------------------------------
   1997      1998      1999       2000      2001     2002      2003      2004

                     Best Quarter      0.95%   (12/31/00)
                     Worst Quarter     0.09%    (9/30/03)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 0.81%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004.

--------------------------------------------------------------------------------
                                                            SINCE      DATE OF
CLASS A SHARES                        1 YEAR    5 YEARS   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Allegiant Pennsylvania Tax
Exempt Money Market Fund               0.61%     1.62%       2.19%      9/11/96
--------------------------------------------------------------------------------

FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ALLEGIANTFUNDS.COM. THE FUND'S YIELD APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 15 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT TAX EXEMPT MONEY MARKET FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      High current interest income exempt from federal income tax consistent with stability of principal while maintaining liquidity

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a portfolio of high quality short-term municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal income tax

      PRINCIPAL RISKS

      Interest rate risk, credit risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Tax Exempt Money Market Fund's investment objective is to provide as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest exempt from federal income taxes (municipal money market instruments). However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

                                          ALLEGIANT TAX EXEMPT MONEY MARKET FUND

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal money market instruments. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The performance of Class B Shares will differ due to differences in expenses.

There is no performance information shown for Class B Shares because they had not commenced operations as of December 31, 2004.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 3.46%  3.11%   3.27%   3.08%   2.80%    3.68%    2.37%   0.94%   0.50%   0.65%
--------------------------------------------------------------------------------
 1995   1996    1997    1998    1999     2000     2001    2002    2003    2004

                      Best Quarter      0.97%   (12/31/00)
                      Worst Quarter     0.08%    (9/30/03)


The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 0.78%.


THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS B SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2004.

--------------------------------------------------------------------------------
CLASS A SHARES                              1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Allegiant Tax Exempt
Money Market Fund                            0.65%         1.62%         2.38%
--------------------------------------------------------------------------------

FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ALLEGIANTFUNDS.COM. THE FUND'S YIELD APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT TREASURY MONEY MARKET FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      High current income consistent with stability of principal while maintaining liquidity

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a portfolio of high quality short-term obligations of the U.S. Treasury designed to allow the Fund to maintain a stable net asset value of $1.00 per share

      PRINCIPAL RISK

      Interest rate risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Treasury Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days' notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets plus any borrowings for investment purposes in such securities.

In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                            ALLEGIANT TREASURY MONEY MARKET FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  5.27%   4.75%   4.81%    4.54%    4.18%   5.37%   3.37%   1.09%   0.40%  0.54%
--------------------------------------------------------------------------------
  1995    1996    1997     1998     1999    2000    2001    2002    2003   2004

                      Best Quarter      1.41%   (12/31/00)
                      Worst Quarter     0.07%    (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 0.92%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004.

--------------------------------------------------------------------------------
CLASS A SHARES                           1 YEAR          5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Allegiant Treasury
Money Market Fund                         0.54%            2.14%          3.42%
--------------------------------------------------------------------------------

FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ALLEGIANTFUNDS.COM. THE FUND'S YIELD APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

                                                       GOVERNMENT
                                                    MONEY MARKET FUND             MONEY MARKET FUND
------------------------------------------------        CLASS A            CLASS A     CLASS B    CLASS C
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                         None               None        None       None
------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                        None               None        5.00%(1)   1.00%(2)
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                       None               None        None       None
------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                        None               None        None       None
------------------------------------------------------------------------------------------------------------
Exchange Fee                                              None               None        None       None
------------------------------------------------------------------------------------------------------------

------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
------------------------------------------------

Investment Advisory Fees(3)                               0.35%              0.35%       0.35%      0.35%
------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                 0.04%(4)           0.04%(4)    0.75%      0.75%
------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                          0.25%              0.25%       0.25%      0.25%
------------------------------------------------------------------------------------------------------------
   Other                                                  0.14%              0.12%       0.12%      0.12%
------------------------------------------------------------------------------------------------------------
Total Other Expenses                                      0.39%              0.37%       0.37%      0.37%
------------------------------------------------------------------------------------------------------------
Total Annual Fund
------------------------------------------------------------------------------------------------------------
Operating Expenses(3)                                     0.78%              0.76%       1.47%      1.47%
------------------------------------------------------------------------------------------------------------


                                                     OHIO MUNICIPAL      PENNSYLVANIA TAX EXEMPT
                                                    MONEY MARKET FUND       MONEY MARKET FUND
----------------------------------------------           CLASS A                 CLASS A
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                         None                    None
------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                        None                    None
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                       None                    None
------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                        None                    None
------------------------------------------------------------------------------------------------
Exchange Fee                                              None                    None
------------------------------------------------------------------------------------------------

----------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------

Investment Advisory Fees(3)                               0.35%                   0.40%
------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(4)                              0.04%                   0.04%
------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                          0.25%                   0.25%
------------------------------------------------------------------------------------------------
   Other                                                  0.13%                   0.14%
------------------------------------------------------------------------------------------------
Total Other Expenses                                      0.38%                   0.39%
------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(3)                                     0.77%                   0.83%
------------------------------------------------------------------------------------------------

                                                                    TAX EXEMPT               TREASURY
                                                                   MONEY MARKET            MONEY MARKET
                                                                       FUND                    FUND
----------------------------------------------                CLASS A        CLASS B         CLASS A
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                               None           None             None
----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                              None          5.00%(1)          None
----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                             None           None             None
----------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                              None           None             None
----------------------------------------------------------------------------------------------------------
Exchange Fee                                                    None           None             None
----------------------------------------------------------------------------------------------------------

----------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------

Investment Advisory Fees(3)                                     0.35%          0.35%            0.30%
----------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                       0.04%(4)       0.75%            0.04%(4)
----------------------------------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                                0.25%          0.25%            0.25%
----------------------------------------------------------------------------------------------------------
   Other                                                        0.13%          0.13%            0.13%
----------------------------------------------------------------------------------------------------------
Total Other Expenses                                            0.38%          0.38%            0.38%
----------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(3)                                           0.77%          1.48%            0.72%
----------------------------------------------------------------------------------------------------------

(1) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges -- Class B Shares and Class C Shares."

(2) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(3) The Adviser waived a portion of its advisory fees for each Fund during the last fiscal year. After these fee waivers, the Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:



                                             TOTAL        TOTAL       TOTAL
                             ADVISORY      EXPENSES     EXPENSES     EXPENSES
FUND                            FEES      (CLASS A)     (CLASS B)   (CLASS C)
Government Money
 Market Fund                    0.25%        0.69%         N/A         N/A
Money Market Fund               0.25%        0.67%        1.09%       1.09%
Ohio Municipal Money
 Market Fund                    0.15%        0.58%         N/A         N/A
Pennsylvania Tax Exempt
 Money Market Fund              0.15%        0.59%         N/A         N/A
Tax Exempt Money
 Market Fund                    0.15%        0.58%           *         N/A
Treasury Money
 Market Fund                    0.25%        0.68%         N/A         N/A


* Class B Shares of the Tax Exempt Money Market Fund were not in operation during the last fiscal year.

The Adviser expects to continue waiving a portion of its advisory fees for the Funds during the current fiscal year. After these fee waivers, the Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:



                                              TOTAL       TOTAL        TOTAL
                               ADVISORY     EXPENSES    EXPENSES     EXPENSES
FUND                             FEES       (CLASS A)   (CLASS B)    (CLASS C)
Government Money
 Market Fund                     0.25%        0.68%         N/A         N/A
Money Market Fund                0.25%        0.66%        1.37%       1.37%
Ohio Municipal Money
 Market Fund                     0.15%        0.57%         N/A         N/A
Pennsylvania Tax Exempt
 Money Market Fund               0.15%        0.58%         N/A         N/A
Tax Exempt Money
 Market Fund                     0.15%        0.57%        1.29%        N/A
Treasury Money
 Market Fund                     0.25%        0.67%         N/A         N/A


These fee waivers are voluntary and may be revised or discontinued at any time.

(4) Distribution (12b-1) Fees have been restated to reflect current fees expected to be incurred by each Fund's Class A Shares during the current fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.04% during the current fiscal year.


(5) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.


      For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                  1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
GOVERNMENT MONEY
MARKET FUND
      Class A Shares                $80         $249         $433        $966
--------------------------------------------------------------------------------
MONEY MARKET FUND
      Class A Shares                $78         $243         $422        $942
      Class B Shares(1)            $650         $865       $1,003      $1,565
      Class B Shares(2)            $150         $465         $803      $1,565
      Class C Shares(1)            $250         $465         $803      $1,757
      Class C Shares(2)            $150         $465         $803      $1,757
--------------------------------------------------------------------------------
OHIO MUNICIPAL MONEY
MARKET FUND
      Class A Shares                $79         $246         $428        $954
--------------------------------------------------------------------------------
PENNSYLVANIA TAX EXEMPT
MONEY MARKET FUND
      Class A Shares                $85         $265         $460      $1,025
--------------------------------------------------------------------------------
TAX EXEMPT MONEY
MARKET FUND
      Class A Shares                $79         $246         $428        $954
      Class B Shares(1)            $652         $871       $1,013      $1,584
      Class B Shares(2)            $152         $471         $813      $1,584
--------------------------------------------------------------------------------
TREASURY MONEY
MARKET FUND
      Class A Shares                $74         $230         $401        $894
--------------------------------------------------------------------------------

(1)   If you sell your shares at the end of the period.

(2)   If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Statement of Additional Information, which is available, free of charge, on the Funds' website. The following chart indicates the specific investments in which each Fund primarily invests.

-------------------------------------------------------------------------------------------------------------------
                                                           Eurodollar
                                            Fixed Income   and Yankee     Government    Repurchase      Municipal
                                             Securities    Obligations    Securities    Agreements     Securities
-------------------------------------------------------------------------------------------------------------------
Allegiant Government Money Market Fund            o                            o             o
-------------------------------------------------------------------------------------------------------------------
Allegiant Money Market Fund                       o            o               o             o
-------------------------------------------------------------------------------------------------------------------
Allegiant Ohio Municipal Money Market Fund        o                                                         o
-------------------------------------------------------------------------------------------------------------------
Allegiant Pennsylvania Tax Exempt Money
Market Fund                                       o                                                         o
-------------------------------------------------------------------------------------------------------------------
Allegiant Tax Exempt Money Market Fund            o                                                         o
-------------------------------------------------------------------------------------------------------------------
Allegiant Treasury Money Market Fund              o                            o
-------------------------------------------------------------------------------------------------------------------

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES

As part of their principal investment strategies, each of the Allegiant Government Money Market Fund, Allegiant Money Market Fund and Allegiant Treasury Money Market Fund may invest in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

REPURCHASE AGREEMENTS

Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

MUNICIPAL SECURITIES

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that the Funds use under normal circumstances. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.

To the extent not inconsistent with a Fund's other investment policies, a Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities may temporarily deviate from such policy in limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

Each Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes.

Allegiant has obtained an order from the Securities and Exchange Commission ("SEC") that allows the non-money market funds offered by Allegiant through separate prospectuses to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by this prospectus. A non-money market fund will generally hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

EURODOLLAR AND YANKEE OBLIGATIONS


The Money Market Fund may also invest in Eurodollar and Yankee obligations, which include, but are not limited to, certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Adviser selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.


INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
FUND                                         MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Government Money Market Fund                 Investors seeking current income
                                             and the added stability and quality
                                             of a fund that invests in
                                             government-related securities
--------------------------------------------------------------------------------
Money Market Fund                            Investors seeking current income
                                             and reduced risk through a widely
                                             diversified money market portfolio
--------------------------------------------------------------------------------
Ohio Municipal Money Market Fund             Taxable investors seeking current
                                             income exempt from federal and Ohio
                                             income taxes
--------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund    Taxable investors seeking current
                                             income exempt from federal and
                                             Pennsylvania income taxes
--------------------------------------------------------------------------------
Tax Exempt Money Market Fund                 Taxable investors seeking current
                                             income exempt from federal income
                                             taxes
--------------------------------------------------------------------------------
Treasury Money Market Fund                   Investors seeking current income
                                             and the added stability and quality
                                             of a fund that invests in U.S.
                                             Treasury securities
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS


Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2005, the Adviser had approximately $25 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal year ended May 31, 2005.

                                                                                          ADVISORY FEES PAID AS A
                                                                                         PERCENTAGE OF AVERAGE NET
                                                                                        ASSETS FOR THE FISCAL YEAR
FUND NAME                                                MANAGEMENT TEAM                    ENDED MAY 31, 2005
--------------------------------------------------------------------------------------------------------------------
Government Money Market Fund                  Taxable Money Market Management Team                 0.25%
--------------------------------------------------------------------------------------------------------------------
Money Market Fund                             Taxable Money Market Management Team                 0.25%
--------------------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund             Tax Exempt Money Market Management Team               0.15%
--------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund    Tax Exempt Money Market Management Team               0.15%
--------------------------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund                 Tax Exempt Money Market Management Team               0.15%
--------------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund                    Taxable Money Market Management Team                 0.25%
--------------------------------------------------------------------------------------------------------------------


A discussion regarding the basis for the Board's approval of the Funds' advisory agreement is available in the Statement of Additional Information and will be available in the semi-annual report to shareholders for the period ending November 30, 2005.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares, Class B Shares and Class C Shares of the Funds. The Funds may accept or reject any purchase order.

Class A Shares, Class B Shares and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

      CLASS A SHARES (ALL FUNDS)

      o     NO FRONT-END SALES CHARGE

      o     12B-1 FEES UP TO 0.10% OF NET ASSETS

      o     SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

      o     $500 MINIMUM INITIAL INVESTMENT -- NO SUBSEQUENT MINIMUM INVESTMENT

      o     $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

      CLASS A SHARES ARE FOR INDIVIDUALS, CORPORATE INVESTORS AND RETIREMENT PLANS.

      CLASS B SHARES (MONEY MARKET FUND AND TAX EXEMPT MONEY MARKET FUND ONLY)

      o EXCHANGE ONLY FROM AN ALLEGIANT NON-MONEY MARKET FUND OR ARRANGE FOR A SYSTEMATIC EXCHANGE PROGRAM

      o     NO FRONT-END SALES CHARGE

      o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 5 YEARS -- DECLINING AFTER THE SECOND YEAR)

      o     12B-1 FEES UP TO 0.75% OF NET ASSETS

      o     SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

      o     $500 MINIMUM INITIAL INVESTMENT -- NO SUBSEQUENT MINIMUM INVESTMENT

      o REQUESTS TO PURCHASE CLASS B SHARES FOR AMOUNTS GREATER THAN $100,000 WILL NOT BE ACCEPTED

      o     CONVERTS TO CLASS A SHARES AFTER THE EIGHTH YEAR

      CLASS B SHARES ARE FOR INDIVIDUALS, CORPORATE INVESTORS AND RETIREMENT PLANS.

      CLASS C SHARES (MONEY MARKET FUND ONLY)

      o EXCHANGE ONLY FROM AN ALLEGIANT NON-MONEY MARKET FUND OR ARRANGE FOR A SYSTEMATIC EXCHANGE PROGRAM (OR INITIAL PURCHASE THROUGH RETIREMENT PLANS).

      o     NO FRONT-END SALES CHARGE

      o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)(NOT APPLICABLE TO INITIAL PURCHASES BY RETIREMENT PLANS)

      o     12B-1 FEES UP TO 0.75% OF NET ASSETS

      o     SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

      o     $500 MINIMUM INITIAL INVESTMENT -- NO SUBSEQUENT MINIMUM INVESTMENT

      o     DOES NOT CONVERT TO ANY OTHER SHARE CLASS

      o     $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

      CLASS C SHARES ARE INTENDED FOR INDIVIDUAL INVESTORS AND RETIREMENT PLANS.

For investors purchasing shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" on page 25. For information on how to open an account and set up procedures for placing transactions call 1-800-622-FUND (3863).

Class B Shares of the Allegiant Money Market Fund and Allegiant Tax Exempt Money Market Fund are available if participating in a Systematic Exchange Program (see page 31) or via an exchange from Class B Shares of another Fund of Allegiant.


Class C Shares of the Allegiant Money Market Fund are also available via an exchange from Class C Shares of another Fund of Allegiant. You may purchase Class C Shares of the Allegiant Money Market Fund as part of your initial investment only through a retirement plan or if you are participating in a Systematic Exchange Program (see page 31).


From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in the Statement of Additional Information.

HOW TO PURCHASE FUND SHARES

                            NEW ACCOUNT SET UP                                  ADDING TO AN EXISTING ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
INTERNET                    Visit our site and click on "Open an Account        You may place your purchase order
WWW.ALLEGIANTFUNDS.COM      Online." Or log on to our online Forms Center       on our Web Site using your
                            to print or complete an application online.         established banking instructions
                            Mail the application to the address below.          for payment. To authorize this
                            Unless you arrange to pay by wire or ACH,           service, please complete an
                            write your check, payable in U.S. dollars, to       Account Change Form or call
                            "Allegiant Funds (Fund name)." Allegiant            1-800-622-FUND (3863).
                            cannot accept third-party checks, starter
                            checks, credit cards, credit card checks, cash
                            or cash equivalents (i.e., cashier's check, bank
                            draft, money order or travelers' check).
--------------------------------------------------------------------------------------------------------------------------
TELEPHONE                   Call our Investor Services Line to obtain an        Call our Investor Services Line to
1-800-622-FUND (3863)       application.                                        purchase additional shares. To
                                                                                authorize this service, please complete
                                                                                an Account Change Form or call
                                                                                1-800-622-FUND (3863).
--------------------------------------------------------------------------------------------------------------------------
MAIL                        Complete an application and mail it                 Make your check payable to "Allegiant
                            along with a check payable, in                      Funds (Fund Name)." Please include
                            U.S. dollars, to "Allegiant Funds                   your account number on your check
                            (Fund Name)."                                       and mail it to the address at the left.

                                Allegiant Funds
                                P.O. Box 8421
                                Boston, MA 02266-8421

                                For overnight delivery mail to:

                                Boston Financial Data Services
                                Attn: Allegiant Funds
                                66 Brooks Drive
                                Braintree, MA 02184

                            Allegiant cannot accept third-party checks,
                            starter checks, credit cards, credit card checks,
                            cash or cash equivalents (i.e., cashier's check,
                            bank draft, money order or travelers' check).
--------------------------------------------------------------------------------------------------------------------------
AUTOMATED CLEARING HOUSE    Complete the "Bank, Wire & Electronic Funds         A Planned Investment Program can
("ACH")                     Transfer Instructions" section of the application   be set up to automatically purchase
                            to have funds directly transferred from a bank      shares on designated dates during
                            account. A primary and secondary account may be     the month. Please see "Planned
                            established. Please note all electronic transfers   Investment Program" below.
                            will be on the primary account unless notified
                            otherwise. Any changes in these instructions must
                            be made in writing to Allegiant Funds with a
                            signature guarantee.
--------------------------------------------------------------------------------------------------------------------------

                            NEW ACCOUNT SET UP                                  ADDING TO AN EXISTING ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
PLANNED INVESTMENT          With a $50 minimum initial investment and           With current account information
PROGRAM                     if you have a checking or savings account           on your account, participation
                            with a bank, you may purchase Class A,              in the program can be arranged
                            Class B or Class C Shares automatically             via the Internet or by calling
                            through regular deductions from your bank           1-800-622-FUND (3863).
                            account in amounts of at least $50 per month
                            per account.                                        For existing accounts, without
                                                                                account information, participation
                            You may arrange for participation in this           can be arranged by completing an
                            program when a new account is established.          Account Change Form with banking
                                                                                information. This form must include a
                                                                                signature guarantee by a bank or other
                                                                                financial institution.
--------------------------------------------------------------------------------------------------------------------------
WIRE                        To purchase shares by wire, call 1-800-622-FUND     Call 1-800-622-FUND (3863) prior to
                            (3863) to set up your account to accommodate        sending the wire in order to obtain a
                            wire transactions and to receive a wire control     confirmation number and to ensure
                            number to be included in the body of the wire.      prompt and accurate handling of funds.
                            Ask your bank to transmit immediately available     Ask your bank to transmit immediately
                            funds by wire in the amount of your purchase to:    available funds by wire as described
                                                                                at the left. Please include your account
                               State Street Bank and Trust Company              number.
                               ABA # 011000028
                               Account 99052755 Credit Allegiant Funds          Allegiant and its transfer agent are not
                               (Account Registration)                           responsible for the consequences of
                               (Account Number)                                 delays resulting from the banking or
                               (Wire Control Number)                            Federal Reserve Wire system, or from
                                                                                incomplete wiring instructions.
                            Note: Your bank may charge you a fee for
                            this service.

                            Allegiant and its transfer agent are not
                            responsible for the consequences of delays
                            resulting from the banking or Federal
                            Reserve Wire system, or from incomplete
                            wiring instructions.
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY      Contact your financial consultant. Please note,     Contact your financial consultant.
                            your financial consultant or institution may        Please note, your financial
                            charge a fee for its services.                      consultant or institution may charge
                                                                                a fee for its services.
--------------------------------------------------------------------------------------------------------------------------

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Allegiant on time. Allegiant may authorize certain financial intermediaries to receive, on behalf of Allegiant, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a business day, and the order will be priced at the Fund's net asset value per share (NAV) next determined receipt by the financial intermediary, adjusted for any applicable sales charge. Your financial intermediary is responsible for transmitting received orders to Allegiant within the time period agreed upon.


GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order. The following table shows when the daily NAV is calculated for each of the Funds and the deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV:

                                                       DEADLINE FOR SUBMITTING
                                                       PURCHASE ORDERS TO THE
                           TIME OF NAV                 TRANSFER AGENT TO RECEIVE
                           CALCULATION                 THE CURRENT DAY'S NAV
--------------------------------------------------------------------------------
Money Market Fund          ONCE DAILY                  3:30 p.m. Eastern Time

Government Money           4:00 p.m. Eastern Time
  Market Fund              (or close of trading on the
                           NYSE)
--------------------------------------------------------------------------------
Ohio Municipal
 Money Market Fund        TWICE DAILY                 11:45 p.m. Eastern Time
Pennsylvania Tax Exempt   1:00 p.m. Eastern
 Money Market Fund        Time and 4:00 p.m.
Tax Exempt Money          Eastern Time (or close
 Market Fund              of trading on the
Treasury Money            NYSE)
 Market Fund
 -------------------------------------------------------------------------------

To be eligible to receive dividends declared on the day you submit your purchase order, a Fund generally must receive your order by the above listed deadlines and immediately available funds before 3:30 p.m. Eastern Time that day.

NAV is not calculated on holidays when the NYSE is closed for trading.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV for the money market funds, a Fund generally values its investment portfolio using the amortized cost method, which is described in the Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund will value its portfolio at market price or fair value prices will be determined in good faith by a Fund's Adviser and fund accountants using methods approved by the Board of Trustees.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES --
   CLASS B SHARES AND CLASS C SHARES

Class B Shares of the Allegiant Money Market Fund and Allegiant Tax Exempt Money Market Fund are available only through an exchange from a non-money market fund offered by Allegiant or when participating in the Systematic Exchange Program. Class C Shares of the Allegiant Money Market Fund are available only through an exchange from a non-money market fund offered by Allegiant or when participating in the Systematic Exchange Program (or for purchases by retirement plans). You do not pay a sales charge when you purchase Class B Shares of the Allegiant Money Market Fund and Allegiant Tax Exempt Money Market Fund or Class C Shares of the Allegiant Money Market Fund in an exchange. The offering price of Class B Shares and Class C Shares is simply the next calculated NAV. But if you sell your Class B Shares within five years after your purchase or your Class C Shares (other than those purchased through a retirement plan) within 18 months after your purchase, you will pay a contingent deferred sales charge as described in the table that follows for Class B Shares or 1.00% for Class C Shares on either
(1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of a Class of Shares of one Allegiant Fund for the same Class of Shares of another Allegiant Fund. After eight years, your Class B Shares are converted to Class A Shares. There is no conversion feature for Class C Shares.

--------------------------------------------------------------------------------
                                                        CLASS B SHARES
                                               CONTINGENT DEFERRED SALES CHARGE
                                                      AS A PERCENTAGE OF
YEARS SINCE PURCHASE                            DOLLAR AMOUNT SUBJECT TO CHARGE
--------------------------------------------------------------------------------

FIRST                                                        5.0%
SECOND                                                       5.0%
THIRD                                                        4.0%
FOURTH                                                       3.0%
FIFTH                                                        2.0%
SIXTH                                                        NONE
SEVENTH                                                      NONE
EIGHTH                                                       NONE

When an investor redeems Shares, they are redeemed first from those Shares that are not subject to the contingent deferred sales charge (i.e., Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class B Shares or Class C Shares for the following reasons:

o     redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

o     redemptions by a settlor of a living trust;

o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o     return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;

o exchanges of one Class of Shares of an Allegiant Fund for the same Class of Shares of another Allegiant Fund;

o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

o exchange of Class B Shares or Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from an Allegiant Fund to a non-Allegiant fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy Class A Shares or Class C Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately and as long as you hold your shares. When you buy Class B Shares or Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

For more information on sales charges, please visit Allegiant's website at WWW.ALLEGIANTFUNDS.COM. The website includes information on sales charges, free of charge and in a clear and prominent format (click on "Funds," click on "Sales Charges and Breakpoints," and then click on "Allegiant Funds' Sales Charges," "click here" or "prospectuses").

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.

INTERNET

www.allegiantfunds.com

The minimum amount for an Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE

1-800-622-FUND (3863)

Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 24 "How to Purchase Fund Shares").

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class B Shares and Class C Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your bank account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or by calling our Investor Services line.

FINANCIAL INTERMEDIARY

Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services, in addition to the fees charged by Allegiant.

SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors -- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Allegiant in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by the Fund will be the next NAV determined less, in the case of Class B and Class C Shares, any applicable contingent deferred sales charge. See "Contingent Deferred Sales Charges -- Class B Shares and Class C Shares" on page 33 for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information about your redemption request. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

CHECK WRITING AVAILABLE TO CLASS A SHARES

To apply for check writing privileges on your investment in Class A Shares of any Allegiant money market fund, complete the appropriate section and the signature card in the account application. Upon receipt of your signature card, you will be sent checks for your account. The minimum amount for a check written from your account is $100.

However, your account cannot be closed by writing a check. You will receive daily dividends declared on the shares to be redeemed up to the day that a check is presented for payment. Allegiant will give you at least 30 days written notice before modifying or terminating your check writing privilege.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission ("SEC");

(b)   the NYSE is closed for other than customary weekend and holiday closings;

(c)   the SEC has by order permitted such suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares of a Fund for the same class of shares of another Allegiant Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Allegiant's transfer agent is 4:00 p.m. Eastern Time.

Class B Shares of the Allegiant Money Market Fund and Allegiant Tax Exempt Money Market Fund are available through participation in a Systematic Exchange Program (see below) or via an exchange from Class B Shares of a non-money market fund offered by Allegiant.

Class C Shares of the Allegiant Money Market Fund are available through participation in a Systematic Exchange Program (see below) or via an exchange from Class C Shares of another non-money market fund offered by Allegiant.

Short-term trading in other Allegiant Funds creates transaction costs that are borne by all shareholders in those Funds and disrupts the orderly management of the Funds' portfolio investments. The Board of Trustees of Allegiant has adopted procedures that impose limits on such exchanges to discourage excessive short-term trading by shareholders.

If you are exchanging into or out of an Allegiant non-money market fund, the general trading limits on those Funds limit shareholders to no more than six "round trip" transactions -- a fund purchase followed shortly by a corresponding sale (redemption or exchange) -- during any 12-month period. Please refer to the prospectus for the relevant fund for more information on Allegiant's short-term trading policies and procedures for those funds.

Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.

INTERNET


www.allegiantfunds.com


You may exchange your shares through the Internet. The minimum amount for an Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or, visit our Forms Center online to obtain an Account Change Form.

TELEPHONE

1-800-622-FUND (3863)

Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

SYSTEMATIC EXCHANGE PROGRAM

You may exchange shares of an Allegiant Money Market Fund for any other Allegiant Fund of the same class automatically, at periodic intervals. Because purchases of Class A Shares of non-money market funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program. If you would like to enter a program concerning Class B Shares or Class C Shares, you must exchange them within either six or twelve months from the date of purchase. The minimum exchange amount is $50.

You may arrange for participation in this program via the Internet at www.allegiantfunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

MAIL

Indicate which existing Fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

     Allegiant Funds
     P.O. Box 8421
     Boston, MA 02266-8421

For overnight delivery mail to:

     Boston Financial Data Services
     Attn: Allegiant Funds
     66 Brooks Drive
     Braintree, MA 02184

The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY

Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

CLASS A SHARES


You may exchange Class A Shares of any Allegiant Fund for Class A Shares of any other Allegiant Fund. If you exchange shares that you purchased without a sales charge into an Allegiant Fund with a sales charge, that exchange is subject to a sales charge in the new Fund. If you exchange shares into an Allegiant Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

CLASS B SHARES

You may exchange Class B Shares of any Allegiant Fund for Class B Shares of any other Allegiant Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least five years from your initial purchase.

CLASS C SHARES

You may exchange Class C Shares of any Allegiant Fund for Class C Shares of any other Allegiant Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Allegiant has certain safeguards and procedures to confirm the authenticity of instructions, Allegiant is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Allegiant over the telephone or via the Internet, you will generally bear the risk of any loss, provided Allegiant has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class A Shares, the Money Market Fund has adopted separate distribution plans with respect to Class B Shares and Class C Shares, and the Tax Exempt Money Market Fund has adopted a separate distribution plan with respect to Class B Shares, in each case pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. However, actual distribution fees for Class A Shares are expected to be no more than 0.04% with respect to each Fund.

Distribution fees for Class B Shares of the Allegiant Money Market Fund and Allegiant Tax Exempt Money Market Fund and Class C Shares of the Allegiant Money Market Fund, as a percentage of average daily net assets, are 0.75%.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A Shares, Class B Shares or Class C Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A, Class B or Class C Shares for these shareholder services.

The Funds' Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

Each Fund accrues its income daily and distributes it monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.allegiantfunds.com, or by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Allegiant receives your written notice.

FEDERAL TAXES


Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable to you as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Each Fund contemplates declaring as dividends each year all or substantially all of its net taxable investment income.


The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


The Allegiant Ohio Municipal Money Market Fund, Allegiant Pennsylvania Tax Exempt Money Market Fund and Allegiant Tax Exempt Money Market Fund (the "Tax Exempt Funds") anticipate that substantially all of their distributions will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as distributions that are derived from occasional taxable investments. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Fund generally will not be deductible for federal income tax purposes.


You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2005, the withholding rate is 28%.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Allegiant Pennsylvania Tax Exempt Money Market Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Allegiant Ohio Municipal Money Market Fund intends to distribute income that is exempt from Ohio personal income taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                            FINANCIAL HIGHLIGHTS

The tables that follow present performance information about each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. No performance information is shown for Class B Shares of the Tax Exempt Money Market Fund because they were not in operation during the last fiscal year.


The financial highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2005 and is incorporated by reference into the Statement of Additional Information.


You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

                                                                                                         RATIO         RATIO OF
                                                                                        RATIO OF NET  OF EXPENSES   NET INVESTMENT
         NET ASSET               DIVIDENDS                                   RATIO OF    INVESTMENT    TO AVERAGE  INCOME TO AVERAGE
           VALUE,      NET       FROM NET    NET ASSET         NET ASSETS    EXPENSES      INCOME      NET ASSETS     NET ASSETS
         BEGINNING  INVESTMENT  INVESTMENT  VALUE, END  TOTAL    END OF     TO AVERAGE   TO AVERAGE   (BEFORE FEE     (BEFORE FEE
          OF YEAR     INCOME      INCOME     OF YEAR   RETURN  YEAR (000)   NET ASSETS   NET ASSETS     WAIVERS)       WAIVERS)
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
2005       $1.00     $0.01+      $(0.01)       $1.00     1.33%    $441,606      0.69%         1.18%       0.79%          1.08%
2004        1.00     (0.00)*+     (0.00)*       1.00     0.40      388,023      0.67          0.40        0.77           0.30
2003        1.00      0.01+       (0.01)        1.00     0.89      593,867      0.66          0.91        0.76           0.81
2002        1.00      0.02+       (0.02)        1.00     2.17      782,102      0.64          2.06        0.74           1.96
2001        1.00      0.06        (0.06)        1.00     5.67      650,803      0.57          5.42        0.72           5.27

------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
2005       $1.00     $0.01+      $(0.01)       $1.00     1.37%    $734,047      0.67%         1.32%       0.77%          1.22%
2004        1.00     (0.00)*+     (0.00)*       1.00     0.43      902,676      0.68          0.43        0.78           0.33
2003        1.00      0.01+       (0.01)        1.00     0.94    1,097,776      0.65          0.94        0.75           0.84
2002        1.00      0.02+       (0.02)        1.00     2.16    1,763,870      0.65          2.08        0.75           1.98
2001        1.00      0.06        (0.06)        1.00     5.74    2,030,360      0.58          5.58        0.73           5.43

CLASS B
2005       $1.00     $0.01+      $(0.01)       $1.00     0.94%      $1,126      1.09%         0.90%       1.49%          0.50%
2004        1.00     (0.00)*+     (0.00)*       1.00     0.43        1,129      0.68          0.43        1.48          (0.37)
2003        1.00      0.01+       (0.01)        1.00     0.60        1,789      0.95          0.64        1.46           0.13
2002        1.00      0.02+       (0.02)        1.00     1.44        1,332      1.36          1.37        1.46           1.27
2001        1.00      0.05        (0.05)        1.00     4.96          970      1.33          4.83        1.43           4.73

CLASS C
2005       $1.00     $0.01+      $(0.01)       $1.00     0.94%        $685      1.09%         0.90%       1.49%          0.50%
2004        1.00     (0.00)*+     (0.00)*       1.00     0.42          671      0.68          0.43        1.48          (0.37)
2003        1.00      0.01+       (0.01)        1.00     0.60        1,283      0.95          0.64        1.46           0.13
2002        1.00      0.02+       (0.02)        1.00     1.45          218      1.36          1.37        1.46           1.27
2001(1)     1.00      0.02        (0.02)        1.00     2.43           39      1.33          4.62        1.43           4.52

------------------------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
2005       $1.00     $0.01+      $(0.01)       $1.00     1.12%     $55,348      0.58%         1.15%       0.78%          0.95%
2004        1.00     (0.00)*+     (0.00)*       1.00     0.45       48,535      0.59          0.45        0.79           0.25
2003        1.00      0.01+       (0.01)        1.00     0.81       52,040      0.57          0.80        0.77           0.60
2002        1.00      0.02+       (0.02)        1.00     1.55       57,544      0.53          1.50        0.73           1.30
2001        1.00      0.03        (0.03)        1.00     3.55       48,771      0.48          3.47        0.73           3.22


+     PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

*     AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

(1) CAPITAL INFUSIONS RESULTED IN A $0.003, $0.001 AND $0.000 EFFECT TO THE NET ASSET VALUE PER SHARE OF CLASS A, CLASS B AND CLASS C, RESPECTIVELY. THE CAPITAL INFUSIONS WERE PROVIDED IN ORDER TO ELIMINATE THE POTENTIAL DEVIATION IN THE FUND'S NET ASSET VALUE OF $1.00 PER SHARE CAUSED BY ACCUMULATED NET REALIZED LOSSES. THIS CONTRIBUTION HAD NO EFFECT ON THE TOTAL RETURN OF THE FUND.

(2) MONEY MARKET FUND CLASS C COMMENCED OPERATIONS ON NOVEMBER 15, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

                                                                                                         RATIO          RATIO OF
                                                                                        RATIO OF NET  OF EXPENSES    NET INVESTMENT
       NET ASSET              DIVIDENDS                                       RATIO OF   INVESTMENT    TO AVERAGE  INCOME TO AVERAGE
        VALUE,       NET       FROM NET    NET ASSET             NET ASSETS   EXPENSES     INCOME      NET ASSETS      NET ASSETS
       BEGINNING  INVESTMENT  INVESTMENT   VALUE, END   TOTAL      END OF    TO AVERAGE  TO AVERAGE   (BEFORE FEE     (BEFORE FEE
        OF YEAR     INCOME      INCOME      OF YEAR     RETURN   YEAR (000)  NET ASSETS  NET ASSETS     WAIVERS)        WAIVERS)
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
2005     $1.00      $0.01+     $(0.01)      $1.00        1.10%     $39,357      0.59%        1.08%         0.84%          0.83%
2004      1.00      (0.00)*+    (0.00)*      1.00        0.43      104,046      0.59         0.44          0.84           0.19
2003      1.00       0.01+      (0.01)       1.00        0.82       88,615      0.55         0.81          0.80           0.56
2002      1.00       0.02+      (0.02)       1.00        1.54       61,754      0.56         1.47          0.81           1.22
2001      1.00       0.03       (0.03)       1.00        3.49       63,372      0.50         3.46          0.80           3.16

------------------------------------------------------------------------------------------------------------------------------------
TAX EXEMPT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
2005     $1.00      $0.01+     $(0.01)      $1.00        1.10%    $137,814      0.58%        1.10%         0.78%          0.90%
2004      1.00      (0.00)*+    (0.00)*      1.00        0.43      222,193      0.58         0.43          0.78           0.23
2003      1.00       0.01+      (0.01)       1.00        0.79      267,874      0.56         0.78          0.76           0.58
2002      1.00       0.02+      (0.02)       1.00        1.52      289,510      0.52         1.48          0.72           1.28
2001      1.00       0.03       (0.03)       1.00        3.52      252,955      0.43         3.46          0.68           3.21

------------------------------------------------------------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
2005     $1.00      $0.01+      $(0.01)     $1.00        1.17%     $16,649      0.68%        0.92%         0.73%          0.87%
2004      1.00      (0.00)*+    (0.00)*      1.00        0.29       24,611      0.68         0.29          0.73           0.24
2003      1.00       0.01+      (0.01)       1.00        0.82       14,890      0.66         0.79          0.71           0.74
2002      1.00       0.02+      (0.02)       1.00        1.98       17,270      0.65         1.87          0.70           1.82
2001      1.00       0.05       (0.05)       1.00        5.17       62,598      0.63         5.04          0.73           4.94


+     PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

*     AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

                               INVESTMENT ADVISER

                       Allegiant Asset Management Company

                          200 Public Square, 5th Floor

                              Cleveland, Ohio 44114

                                   DISTRIBUTOR

                       Professional Funds Distributor, LLC

                                 760 Moore Road

                       King of Prussia, Pennsylvania 19406

                                  LEGAL COUNSEL

                           Drinker Biddle & Reath LLP

                                One Logan Square

                             18th and Cherry Streets

                      Philadelphia, Pennsylvania 19103-6996

                            NOT A PART OF PROSPECTUS

                         ALLEGIANT FUNDS PRIVACY NOTICE

      The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

      Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

WHAT INFORMATION WE COLLECT

      "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

      We may collect nonpublic personal information about you from the following sources:

      o Information that you provide to us, such as on applications or other forms, or

      o     Information about your transactions with us

OUR SECURITY PROCEDURES

      To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

WHAT INFORMATION WE DISCLOSE

      Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

      Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

      We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

ALLEGIANT FUNDS' PLEDGE TO YOU

      We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

                                                               BOARD OF TRUSTEES
================================================================================


ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
     Commercial Metals Company
     Strategic Distribution, Inc.


HERBERT R. MARTENS, JR.
PRESIDENT AND CHIEF EXECUTIVE OFFICER
Executive Vice President,
     National City Corporation,
President and Chief Executive Officer,
     National City Bank, Florida,
Chairman,
     NatCity Investments, Inc.


JOHN G. BREEN
Retired Chairman and Chief Executive Officer,
     The Sherwin Williams Co.
Director:
     Goodyear Tire & Rubber Co.
     The Stanley Works

JOHN F. DURKOTT
President and Chief Executive Officer,
     Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and
     Chief Executive Officer,
     Centerior Energy

RICHARD W. FURST
Garvice D. Kincaid Professor of Finance and
     Dean Emeritus, Gatton College of Business and Economics, University of Kentucky

GERALD L. GHERLEIN
Retired Executive Vice President and
     General Counsel, Eaton Corporation

DALE C. LAPORTE
Partner, Calfee, Halter & Griswold LLP

KATHLEEN A. OBERT
Chairman and Chief Executive Officer,
     Edward Howard & Co.

J. WILLIAM PULLEN
Retired President and Chief Executive Officer,
     Whayne Supply Company


The Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.

                                                                  [LOGO OMITTED]
                                                                  ALLEGIANT (tm)

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.


TO OBTAIN MORE INFORMATION:
By Internet:
www.allegiantfunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421


FROM THE SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102



Allegiant Funds' Investment Company Act registration number is 811-4416




[LOGO OMITTED]
ALLEGIANT (tm)
www.allegiantfunds.com

                              ALLEGIANT FUNDS PROSPECTUS
                                                I SHARES
                                         OCTOBER 1, 2005


                            Government Money Market Fund
                                       Money Market Fund
                        Ohio Municipal Money Market Fund
               Pennsylvania Tax Exempt Money Market Fund
                            Tax Exempt Money Market Fund
                              Treasury Money Market Fund


                   THE SECURITIES AND EXCHANGE COMMISSION
         HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES
          OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.         [LOGO OMITTED]
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.         ALLEGIANT (tm)




                                                    THE DISCIPLINE OF INVESTING,
                                                         A COMMITMENT TO RESULTS

INVESTMENT ADVISER
ALLEGIANT ASSET
MANAGEMENT COMPANY




ABOUT THIS PROSPECTUS
EFFECTIVE JUNE 13, 2005, THE ARMADA FUNDS WERE RENAMED THE ALLEGIANT FUNDS ("ALLEGIANT") AND THE INVESTMENT ADVISER TO ALLEGIANT, NATIONAL CITY INVESTMENT MANAGEMENT COMPANY, CHANGED ITS NAME TO ALLEGIANT ASSET MANAGEMENT COMPANY (THE "ADVISER"). PLEASE NOTE THAT THESE NAME CHANGES DID NOT RESULT IN A CHANGE TO THE INVESTMENT OBJECTIVE OF ANY INVESTMENT PORTFOLIO OF ALLEGIANT (EACH, A "FUND," COLLECTIVELY, THE "FUNDS") OR ANY FUND'S TICKER SYMBOL.

Allegiant is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class I Shares of the Allegiant money market funds before investing. Allegiant also offers Class I Shares of equity, fixed income, asset allocation and tax free bond funds in a separate prospectus. To obtain more information on Allegiant,visit us on-line at WWW.ALLEGIANTFUNDS.COM or call 1-800-622-FUND
(3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:


ALLEGIANT GOVERNMENT MONEY MARKET FUND .................    2
ALLEGIANT MONEY MARKET FUND ............................    4
ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND .............    6
ALLEGIANT PENNSYLVANIA TAX EXEMPT
   MONEY MARKET FUND ...................................    8
ALLEGIANT TAX EXEMPT MONEY MARKET FUND .................   10
ALLEGIANT TREASURY MONEY MARKET FUND ...................   12
MORE INFORMATION ABOUT PRINCIPAL
   INVESTMENT STRATEGIES ...............................   16
MORE INFORMATION ABOUT FUND INVESTMENTS ................   17
INVESTOR PROFILES ......................................   19
INVESTMENT ADVISER AND INVESTMENT TEAMS ................   20
PURCHASING, SELLING AND EXCHANGING FUND SHARES .........   21
DISTRIBUTION OF FUND SHARES ............................   26
DIVIDENDS AND TAXES ....................................   27
FINANCIAL HIGHLIGHTS ...................................   29

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser manages the investments of each Fund. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.

Although a money market fund seeks to maintain a constant price per share of $1.00, there is no guarantee that a money market fund will achieve this goal and it is possible that you may lose money by investing in a Fund.

ALLEGIANT GOVERNMENT MONEY MARKET FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      High current income consistent with stability of principal while maintaining liquidity

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a portfolio of high quality short-term debt securities issued by the U.S. government, its agencies and instrumentalities and repurchase agreements related to such securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

      PRINCIPAL RISKS

      Interest rate risk, credit risk, counterparty risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Government Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in short-term obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"). The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

                                          ALLEGIANT GOVERNMENT MONEY MARKET FUND

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 5.63%    5.14%   5.25%   5.15%  4.82%   6.11%   3.90%   1.46%    0.74%    0.93%
--------------------------------------------------------------------------------
 1995     1996    1997    1998   1999    2000    2001    2002     2003     2004

               Best Quarter         1.58%            (12/31/00)
               Worst Quarter        0.15%             (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 1.13%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004.

--------------------------------------------------------------------------------
CLASS I SHARES                              1 YEAR        5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Allegiant Government
Money Market Fund                            0.93%          2.61%         3.90%
--------------------------------------------------------------------------------

FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ALLEGIANTFUNDS.COM. THE FUND'S YIELD APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 14 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT MONEY MARKET FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      High current income consistent with stability of principal while maintaining liquidity

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

      PRINCIPAL RISKS

      Interest rate risk, credit risk, counterparty risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality, short-term U.S. dollar-denominated money market securities, including certificates of deposit, time deposits and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a sovereign debt rating in the highest short-term rating category by at least two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has rated such debt, then by that NRSRO (or, if unrated, determined to be of comparable quality).

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser. The Fund invests at least 95% of its total assets in securities rated in the highest rating category by one or more NRSROs or, if unrated, determined by the Adviser to be of comparable quality.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

                                                     ALLEGIANT MONEY MARKET FUND

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 5.72%    5.19%   5.32%   5.25%  4.92%   6.22%   3.91%   1.47%    0.78%    0.96%
--------------------------------------------------------------------------------
 1995     1996    1997    1998   1999    2000    2001    2002     2003     2004

               Best Quarter          1.60%      (12/31/00)
               Worst Quarter         0.16%       (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 1.16%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004.

--------------------------------------------------------------------------------
CLASS I SHARES                              1 YEAR        5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Allegiant Money Market Fund                  0.96%         2.65%         3.96%
--------------------------------------------------------------------------------

FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ALLEGIANTFUNDS.COM. THE FUND'S YIELD APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 14 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income exempt from regular federal income tax and Ohio personal income tax, consistent with stability of principal

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a portfolio of high quality short-term Ohio municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Ohio income taxes

      PRINCIPAL RISKS

      Interest rate risk, credit risk, single state risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Ohio Municipal Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Ohio personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions, the income from which is exempt from regular federal income tax and Ohio personal income tax, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Ohio municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser.

Under normal circumstances, at least 80% of the value of the Fund's net assets plus any borrowings for investment purposes will be invested in Ohio municipal money market instruments. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

                                      ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of Ohio municipal issuers to repay principal and to make interest payments on Ohio municipal money market instruments. Changes in the financial condition or credit rating of Ohio municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

           2.93%    3.83%       2.60%       1.23%     0.78%    0.91%
          ------------------------------------------------------------
           1999     2000        2001        2002       2003     2004

               Best Quarter            1.01%          (12/31/00)
               Worst Quarter           0.15%           (9/30/03)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 0.93%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004.

--------------------------------------------------------------------------------
                                                          SINCE        DATE OF
CLASS I SHARES                  1 YEAR      5 YEARS     INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Allegiant Ohio Municipal
Money Market Fund                 0.91%      1.86%        2.09%        9/15/98
--------------------------------------------------------------------------------

FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ALLEGIANTFUNDS.COM. THE FUND'S YIELD APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 14 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      Current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a portfolio of high quality short-term Pennsylvania municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Pennsylvania income taxes

      PRINCIPAL RISKS

      Interest rate risk, credit risk, single state risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Pennsylvania Tax Exempt Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, and obligations of the United States, including territories and possessions of the United States, the income from which is exempt from federal income tax and Pennsylvania personal income tax (Pennsylvania municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser. As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income tax, but also is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

ALLEGIANT PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of Pennsylvania municipal issuers to repay principal and to make interest payments on Pennsylvania municipal money market instruments. Changes in the financial condition or credit rating of Pennsylvania municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 3.50%    3.14%   3.43%   3.14%  2.97%   3.81%   2.55%   1.24%    0.78%    0.87%
--------------------------------------------------------------------------------
 1995     1996    1997    1998   1999    2000    2001    2002     2003     2004

               Best Quarter            0.99%            (12/31/00)
               Worst Quarter           0.15%             (9/30/03)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 0.93%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004.

--------------------------------------------------------------------------------
CLASS I SHARES                           1 YEAR        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Allegiant Pennsylvania Tax
Exempt Money Market Fund                  0.87%         1.84%          2.54%
--------------------------------------------------------------------------------

FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ALLEGIANTFUNDS.COM. THE FUND'S YIELD APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 14 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT TAX EXEMPT MONEY MARKET FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      High current interest income exempt from federal income tax consistent with stability of principal while maintaining liquidity

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a portfolio of high quality short-term municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal income tax

      PRINCIPAL RISKS

      Interest rate risk, credit risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Tax Exempt Money Market Fund's investment objective is to provide as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest exempt from federal income taxes (municipal money market instruments). However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

                                          ALLEGIANT TAX EXEMPT MONEY MARKET FUND


PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal money market instruments. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 3.57%    3.21%   3.37%   3.23%  2.95%   3.84%   2.55%   1.19%    0.75%    0.90%
--------------------------------------------------------------------------------
 1995     1996    1997    1998   1999    2000    2001    2002     2003     2004

               Best Quarter         1.01%          (12/31/00)
               Worst Quarter        0.15%           (9/30/03)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 0.91%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004.

--------------------------------------------------------------------------------
CLASS I SHARES                            1 YEAR        5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Allegiant Tax Exempt
Money Market Fund                          0.90%         1.84%         2.55%
--------------------------------------------------------------------------------

FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ALLEGIANTFUNDS.COM. THE FUND'S YIELD APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 14 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT TREASURY MONEY MARKET FUND

--------------------------------------------------------------------------------

      FUND SUMMARY

      INVESTMENT GOAL

      High current income consistent with stability of principal while maintaining liquidity

      PRINCIPAL INVESTMENT STRATEGY

      Investing in a portfolio of high quality short-term obligations of the U.S. Treasury designed to allow the Fund to maintain a stable net asset value of $1.00 per share

      PRINCIPAL RISK

      Interest rate risk

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Treasury Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days' notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets plus any borrowings for investment purposes in such securities.

In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                            ALLEGIANT TREASURY MONEY MARKET FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 5.38%    4.86%   4.92%   4.70%  4.34%   5.55%   3.63%   1.34%    0.65%    0.79%
--------------------------------------------------------------------------------
 1995     1996    1997    1998   1999    2000    2001    2002     2003     2004

               Best Quarter           1.46%        (12/31/00)
               Worst Quarter          0.13%         (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 1.04%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004.

--------------------------------------------------------------------------------
CLASS I SHARES                             1 YEAR        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Allegiant Treasury Money
Market Fund                                 0.79%         2.37%         3.60%
--------------------------------------------------------------------------------

FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ALLEGIANTFUNDS.COM. THE FUND'S YIELD APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 14 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


----------------------------------------------
ANNUAL FUND OPERATING EXPENSES                                GOVERNMENT
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)              MONEY MARKET FUND           MONEY MARKET FUND
----------------------------------------------
Investment Advisory Fees(1)                                       0.35%                       0.35%
--------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                                      0.04%                       0.04%
--------------------------------------------------------------------------------------------------------------
Other Expenses                                                    0.14%                       0.12%
--------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(1)                                             0.53%                       0.51%
--------------------------------------------------------------------------------------------------------------

----------------------------------------------
ANNUAL FUND OPERATING EXPENSES                              OHIO MUNICIPAL          PENNSYLVANIA TAX EXEMPT
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)              MONEY MARKET FUND           MONEY MARKET FUND
----------------------------------------------
Investment Advisory Fees(1)                                       0.35%                       0.40%
--------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                                      0.04%                       0.04%
--------------------------------------------------------------------------------------------------------------
Other Expenses                                                    0.13%                       0.14%
--------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(1)                                             0.52%                       0.58%
--------------------------------------------------------------------------------------------------------------

----------------------------------------------
ANNUAL FUND OPERATING EXPENSES                                TAX EXEMPT                   TREASURY
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)              MONEY MARKET FUND           MONEY MARKET FUND
----------------------------------------------
Investment Advisory Fees(1)                                       0.35%                       0.30%
--------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                                      0.04%                       0.04%
--------------------------------------------------------------------------------------------------------------
Other Expenses                                                    0.13%                       0.13%
--------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(1)                                             0.52%                       0.47%
--------------------------------------------------------------------------------------------------------------

(1) The Adviser waived a portion of its advisory fees for each Fund during the last fiscal year. After these fee waivers, the Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:


                                                        ADVISORY         TOTAL
      FUND                                                FEES         EXPENSES
      Government Money Market Fund                        0.25%          0.44%
      Money Market Fund                                   0.25%          0.42%
      Ohio Municipal Money Market Fund                    0.15%          0.33%
      Pennsylvania Tax Exempt Money Market Fund           0.15%          0.34%
      Tax Exempt Money Market Fund                        0.15%          0.33%
      Treasury Money Market Fund                          0.25%          0.43%


      The Adviser expects to continue waiving a portion of its advisory fees for the Funds during the current fiscal year. After these fee waivers, the Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


                                                        ADVISORY         TOTAL
      FUND                                                FEES         EXPENSES
      Government Money Market Fund                        0.25%          0.43%
      Money Market Fund                                   0.25%          0.41%
      Ohio Municipal Money Market Fund                    0.15%          0.32%
      Pennsylvania Tax Exempt Money Market Fund           0.15%          0.33%
      Tax Exempt Money Market Fund                        0.15%          0.32%
      Treasury Money Market Fund                          0.25%          0.42%


      These fee waivers are voluntary and may be revised or discontinued at any time.


(2) Distribution (12b-1) Fees have been restated to reflect current fees expected to be incurred by each Fund's Class I Shares during the current fiscal year. Each Fund may reimburse up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.04% during the current fiscal year.


      For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND               $54       $170      $296      $665
--------------------------------------------------------------------------------
MONEY MARKET FUND                          $52       $164      $285      $640
--------------------------------------------------------------------------------
OHIO MUNICIPAL MONEY MARKET FUND           $53       $167      $291      $653
--------------------------------------------------------------------------------
PENNSYLVANIA TAX EXEMPT
MONEY MARKET FUND                          $59       $186      $324      $726
--------------------------------------------------------------------------------
TAX EXEMPT MONEY MARKET FUND               $53       $167      $291      $653
--------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND                 $48       $151      $263      $591
--------------------------------------------------------------------------------

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Statement of Additional Information, which is available, free of charge, on the Funds' website. The following chart indicates the specific investments in which each Fund primarily invests.

------------------------------------------------------------------------------------------------------------------
                                                      Eurodollar
                                      Fixed Income    and Yankee      Government     Repurchase      Municipal
                                       Securities     Obligations     Securities     Agreements     Securities
------------------------------------------------------------------------------------------------------------------
Allegiant Government
Money Market Fund                           o                              o              o
------------------------------------------------------------------------------------------------------------------
Allegiant Money Market Fund                 o              o               o              o
------------------------------------------------------------------------------------------------------------------
Allegiant Ohio Municipal
Money Market Fund                           o                                                            o
------------------------------------------------------------------------------------------------------------------
Allegiant Pennsylvania Tax
Exempt Money Market Fund                    o                                                            o
------------------------------------------------------------------------------------------------------------------
Allegiant Tax Exempt
Money Market Fund                           o                                                            o
------------------------------------------------------------------------------------------------------------------
Allegiant Treasury
Money Market Fund                           o                              o
------------------------------------------------------------------------------------------------------------------

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES

As part of their principal investment strategies, each of the Allegiant Government Money Market Fund, Allegiant Money Market Fund and Allegiant Treasury Money Market Fund may invest in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Although

U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

REPURCHASE AGREEMENTS

Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

MUNICIPAL SECURITIES

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that the Funds use under normal circumstances. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.

To the extent not inconsistent with a Fund's other investment policies, a Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities may temporarily deviate from such policy in limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

Each Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes.

Allegiant has obtained an order from the Securities and Exchange Commission ("SEC") that allows the non-money market funds offered by Allegiant through separate prospectuses to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by this prospectus. A non-money market fund will generally hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

EURODOLLAR AND YANKEE OBLIGATIONS


The Money Market Fund may also invest in Eurodollar and Yankee obligations, which include, but are not limited to, certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Adviser selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
FUND                                          MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Government Money Market Fund                 Investors seeking current income
                                             and the added stability and quality
                                             of a fund that invests in
                                             government related securities
--------------------------------------------------------------------------------
Money Market Fund                            Investors seeking current income
                                             and reduced risk through a widely
                                             diversified money market portfolio
--------------------------------------------------------------------------------
Ohio Municipal Money Market Fund             Taxable investors seeking current
                                             income exempt from federal and Ohio
                                             income taxes
--------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund    Taxable investors seeking current
                                             income exempt from federal and
                                             Pennsylvania income taxes
--------------------------------------------------------------------------------
Tax Exempt Money Market Fund                 Taxable investors seeking current
                                             income exempt from federal income
                                             taxes
--------------------------------------------------------------------------------
Treasury Money Market Fund                   Investors seeking current income
                                             and the added stability and quality
                                             of a fund that invests in U.S.
                                             Treasury securities
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS


Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2005, the Adviser had approximately $25 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal year ended May 31, 2005.

                                                                                               ADVISORY FEES PAID AS A
                                                                                              PERCENTAGE OF AVERAGE NET
                                                                                             ASSETS FOR THE FISCAL YEAR
FUND NAME                                                     MANAGEMENT TEAM                    ENDED MAY 31, 2005
-------------------------------------------------------------------------------------------------------------------------
Government Money Market Fund                       Taxable Money Market Management Team                 0.25%
-------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                  Taxable Money Market Management Team                 0.25%
-------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund                  Tax Exempt Money Market Management Team               0.15%
-------------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund         Tax Exempt Money Market Management Team               0.15%
-------------------------------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund                      Tax Exempt Money Market Management Team               0.15%
-------------------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund                         Taxable Money Market Management Team                 0.25%
-------------------------------------------------------------------------------------------------------------------------


A discussion regarding the basis for the Board's approval of the Funds' advisory agreement is available in the Statement of Additional Information and will be available in the semi-annual report to shareholders for the period ending November 30, 2005.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

CLASS I SHARES HAVE NO SALES CHARGE, NO MINIMUM INITIAL INVESTMENT, AND ARE ONLY AVAILABLE TO FINANCIAL INSTITUTIONS.

Institutional shares may be purchased only through the Trust departments of financial institutions, or broker-dealers, or other financial institutions which have a selling agreement with the Funds' Distributor to place trades for institutional accounts, broker products or similar products. In order to purchase Institutional shares through one of those entities, you must have an account with it. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and may charge transaction fees. You should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution. The Funds may accept or reject any purchase order.

From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in the Statement of Additional Information.

HOW TO PURCHASE FUND SHARES

                               NEW ACCOUNT SET UP                                  ADDING TO AN EXISTING ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
TELEPHONE                      Call our Investor Services Line to obtain           Call our Investor Services Line to
1-800-622-FUND (3863)          an application.                                     purchase additional shares.
------------------------------------------------------------------------------------------------------------------------------
MAIL                           Complete an application and                         Make your check payable to "Allegiant
                               mail it along with a check payable, in              Funds (Fund Name)." Please include
                               U.S. dollars, to "Allegiant Funds                   your account number on your check
                               (Fund Name)."                                       and mail it to the address at the left.

                                  Allegiant Funds
                                  P.O. Box 8421
                                  Boston, MA 02266-8421

                               For overnight delivery mail to:

                                  Boston Financial Data Services
                                  Attn: Allegiant Funds
                                  66 Brooks Drive
                                  Braintree, MA 02184

                               Allegiant cannot accept third-party checks,
                               starter checks, credit cards, credit card checks,
                               cash or cash equivalents (i.e., cashier's check,
                               bank draft, money order or travelers' check).
------------------------------------------------------------------------------------------------------------------------------

                               NEW ACCOUNT SET UP                                  ADDING TO AN EXISTING ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
WIRE                           To purchase shares by wire,                         Call 1-800-622-FUND (3863)
                               call 1-800-622-FUND (3863)                          prior to sending the wire in order to
                               to set up your account to accommodate               obtain a confirmation number and to
                               wire transactions and to receive a wire             ensure prompt and accurate handling
                               control number to be included in the                of funds. Ask your bank to transmit
                               body of the wire. Ask your bank to transmit         immediately available funds by wire
                               immediately available funds by wire in the          as described at the left. Please
                               amount of your purchase to:                         include your account number.

                                  State Street Bank and Trust Company              Allegiant and its transfer agent
                                  ABA #011000028                                   are not responsible for the
                                  Account 99052755 Credit Allegiant Funds          consequences of delays resulting
                                  (Account Registration)                           from the banking or Federal
                                  (Account Number)                                 Reserve Wire system, or from
                                  (Wire Control Number)                            incomplete wiring instructions.

                               Note: Your bank may charge you a fee
                               for this service.

                               Allegiant and its transfer agent are not
                               responsible for the consequences of delays
                               resulting from the banking or Federal Reserve
                               Wire system, or from incomplete
                               wiring instructions.
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY         You may buy shares through accounts with            Please refer to New Account Set Up
                               brokers or other financial institutions that are    to the left.
                               authorized to place trades in Fund shares for
                               their customers. If you invest through an
                               authorized institution, you will have to follow
                               its procedures. Your broker or institution may
                               charge a fee for its services, in addition to
                               the fees charged by Allegiant. Address
                               correspondence or questions regarding a
                               Fund to your institution.
------------------------------------------------------------------------------------------------------------------------------

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. The following table shows when the daily NAV is calculated for each of the Funds and the deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV:

                                                       DEADLINE FOR SUBMITTING
                                                       PURCHASE ORDERS TO THE
                           TIME OF NAV                 TRANSFER AGENT TO RECEIVE
                           CALCULATION                 THE CURRENT DAY'S NAV
--------------------------------------------------------------------------------
Money Market Fund          ONCE DAILY                  3:30 p.m. Eastern Time

Government Money
   Market Fund             4:00 p.m. Eastern Time
                           (or close of trading on the
                           NYSE)
--------------------------------------------------------------------------------
Ohio Municipal
   Money Market Fund       TWICE DAILY                 11:45 p.m. Eastern Time
Pennsylvania Tax Exempt    1:00 p.m. Eastern
   Money Market Fund       Time and 4:00 p.m.
Tax Exempt Money           Eastern Time (or close
   Market Fund             of trading on the
Treasury Money             NYSE)
   Market Fund
--------------------------------------------------------------------------------

To be eligible to receive dividends declared on the day you submit your purchase order, a Fund generally must receive your order by the above listed deadlines and immediately available funds before 3:30 p.m. Eastern Time that day.

NAV is not calculated on holidays when the NYSE is closed for trading.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV for the money market funds, a Fund generally values its investment portfolio using the amortized cost method, which is described in the Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund will value its portfolio at market price or fair value prices will be determined in good faith by a Fund's Adviser and fund accountants using methods approved by the Board of Trustees.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.

TELEPHONE

1-800-622-FUND (3863)

Call with the account name, number, and amount of redemption. Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 21 "How to Purchase Fund Shares").

FINANCIAL INTERMEDIARY

Contact your broker or institution to redeem your shares. Your broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The sale price of each share will be the next NAV determined after the Fund receives your request.

If you recently changed your address on your account, redemption proceeds will not be available until after 10 business days without a signature guarantee.

SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors -- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption request. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission ("SEC");

(b)   the NYSE is closed for other than customary weekend and holiday closings;

(c)   the SEC has by order permitted such suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your Class I Shares of a Fund for Class I Shares of another Allegiant Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Allegiant's transfer agent is 4:00 p.m. Eastern Time.

Short-term trading in other Allegiant Funds creates transaction costs that are borne by all shareholders in those Funds and disrupts the orderly management of the Fund's portfolio investments. The Board of Trustees of Allegiant has adopted procedures that impose limits on such exchanges to discourage excessive short-term trading by shareholders.

If you are exchanging into or out of an Allegiant non-money market fund, the general trading limits on those Funds limit shareholders to no more than six "round trip" transactions -- a fund purchase followed shortly by a corresponding sale (redemption or exchange) -- during any 12-month period. Please refer to the prospectus for the relevant fund for more information on Allegiant's short-term trading policies and procedures for those funds.

Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.

TELEPHONE

1-800-622-FUND (3863)

Call with your account name, number, and amount of exchange into a new or existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call

1-800-622-FUND (3863).

MAIL

Indicate which existing Fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

        Allegiant Funds
        P.O. Box 8421
        Boston, MA 02266-8421

For overnight delivery mail to:

        Boston Financial Data Services
        Attn: Allegiant Funds
        66 Brooks Drive
        Braintree, MA 02184

The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY

Contact your broker or institution. Your broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class I Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class I Shares. However, actual distribution fees for Class I Shares are expected to be no more than 0.04% with respect to each Fund.

The Funds' Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

Each Fund accrues its income daily and distributes it monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.


You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Allegiant receives your written notice.


FEDERAL TAXES


Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable to you as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Each Fund contemplates declaring as dividends each year all or substantially all of its net taxable investment income.


The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


The Allegiant Ohio Municipal Money Market Fund, Allegiant Pennsylvania Tax Exempt Money Market Fund and Allegiant Tax Exempt Money Market Fund (the "Tax Exempt Funds") anticipate that substantially all of their distributions will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as distributions that are derived from occasional taxable investments. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Fund generally will not be deductible for federal income tax purposes.


You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2005, the withholding rate is 28%.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Allegiant Pennsylvania Tax Exempt Money Market Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Allegiant Ohio Municipal Money Market Fund intends to distribute income that is exempt from Ohio personal income taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                            FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


The financial highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2005 and is incorporated by reference into the Statement of Additional Information.


You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

                                                                                                          RATIO         RATIO OF
                                                                                         RATIO OF NET  OF EXPENSES   NET INVESTMENT
       NET ASSET               DIVIDENDS                                      RATIO OF    INVESTMENT   TO AVERAGE  INCOME TO AVERAGE
        VALUE,        NET      FROM NET     NET ASSET            NET ASSETS   EXPENSES      INCOME     NET ASSETS      NET ASSETS
       BEGINNING  INVESTMENT  INVESTMENT   VALUE, END   TOTAL      END OF    TO AVERAGE   TO AVERAGE  (BEFORE FEE     (BEFORE FEE
        OF YEAR     INCOME      INCOME       OF YEAR   RETURN    YEAR (000)  NET ASSETS   NET ASSETS    WAIVERS)        WAIVERS)
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS I
2005     $1.00       $0.02+      $(0.02)      $1.00     1.58%    $  724,656     0.44%        1.43%        0.54%           1.33%
2004      1.00        0.01+       (0.01)       1.00     0.65      1,554,598     0.42         0.65         0.52            0.55
2003      1.00        0.01+       (0.01)       1.00     1.15      1,966,487     0.41         1.16         0.51            1.06
2002      1.00        0.02+       (0.02)       1.00     2.43      2,195,174     0.39         2.31         0.49            2.21
2001      1.00        0.06        (0.06)       1.00     5.88      1,557,596     0.37         5.62         0.52            5.47

------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND(1)
------------------------------------------------------------------------------------------------------------------------------------

CLASS I
2005     $1.00       $0.02+      $(0.02)      $1.00     1.62%    $2,373,840     0.42%        1.57%        0.52%           1.47%
2004      1.00        0.01+       (0.01)       1.00     0.67      2,920,107     0.43         0.68         0.53            0.58
2003      1.00        0.01+       (0.01)       1.00     1.19      3,646,585     0.40         1.19         0.50            1.09
2002      1.00        0.02+       (0.02)       1.00     2.41      3,533,294     0.40         2.33         0.50            2.23
2001      1.00        0.06        (0.06)       1.00     5.96      3,342,689     0.38         5.78         0.53            5.63

------------------------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS I
2005     $1.00       $0.01+      $(0.01)      $1.00     1.38%      $304,362     0.33%        1.40%        0.53%           1.20%
2004      1.00        0.01+       (0.01)       1.00     0.70        238,433     0.34         0.70         0.54            0.50
2003      1.00        0.01+       (0.01)       1.00     1.06        262,692     0.32         1.05         0.52            0.85
2002      1.00        0.02+       (0.02)       1.00     1.77        185,180     0.31         1.72         0.51            1.52
2001      1.00        0.04        (0.04)       1.00     3.71        176,937     0.33         3.62         0.58            3.37

+     PER SHARE DATA CALCULATED USING THE AVERAGE SHARES OUTSTANDING METHOD.

(1)   CAPITAL INFUSIONS RESULTED IN A $0.001 EFFECT TO THE NET ASSET VALUE
      PER SHARE OF CLASS I. THE CAPITAL INFUSIONS WERE PROVIDED IN ORDER TO ELIMINATE THE POTENTIAL DEVIATION IN THE FUND'S NET ASSET VALUE OF $1.00 PER SHARE CAUSED BY ACCUMULATED NET REALIZED LOSSES. THIS CONTRIBUTION HAD NO EFFECT ON THE TOTAL RETURN OF THE FUND.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

                                                                                                          RATIO         RATIO OF
                                                                                         RATIO OF NET  OF EXPENSES   NET INVESTMENT
       NET ASSET               DIVIDENDS                                     RATIO OF     INVESTMENT   TO AVERAGE  INCOME TO AVERAGE
        VALUE,        NET      FROM NET     NET ASSET           NET ASSETS   EXPENSES       INCOME     NET ASSETS      NET ASSETS
       BEGINNING  INVESTMENT  INVESTMENT   VALUE, END   TOTAL     END OF    TO AVERAGE    TO AVERAGE  (BEFORE FEE     (BEFORE FEE
        OF YEAR     INCOME      INCOME       OF YEAR   RETURN+  YEAR (000)  NET ASSETS    NET ASSETS    WAIVERS)        WAIVERS)
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS I
2005     $1.00       $0.01+      $(0.01)      $1.00     1.35%    $ 93,325       0.34%        1.33%        0.59%           1.08%
2004      1.00        0.01+       (0.01)       1.00     0.69       97,248       0.34         0.69         0.59            0.44
2003      1.00        0.01+       (0.01)       1.00     1.07      100,585       0.30         1.06         0.55            0.81
2002      1.00        0.02+       (0.02)       1.00     1.76      112,169       0.34         1.69         0.59            1.44
2001      1.00        0.04        (0.04)       1.00     3.65       99,711       0.35         3.61         0.65            3.31

------------------------------------------------------------------------------------------------------------------------------------
TAX EXEMPT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS I
2005     $1.00       $0.01+      $(0.01)      $1.00     1.36%    $436,206       0.33%        1.35%        0.53%           1.15%
2004      1.00        0.01+       (0.01)       1.00     0.68      426,256       0.33         0.68         0.53            0.48
2003      1.00        0.01+       (0.01)       1.00     1.04      545,100       0.31         1.03         0.51            0.83
2002      1.00        0.02+       (0.02)       1.00     1.74      539,093       0.30         1.70         0.50            1.50
2001      1.00        0.04        (0.04)       1.00     3.67      565,973       0.28         3.61         0.53            3.36

------------------------------------------------------------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS I
2005     $1.00       $0.01+      $(0.01)      $1.00     1.43%    $196,930       0.43%        1.17%        0.48%           1.12%
2004      1.00        0.01+       (0.01)       1.00     0.54      578,023       0.43         0.54         0.48            0.49
2003      1.00        0.01+       (0.01)       1.00     1.07      636,837       0.41         1.04         0.46            0.99
2002      1.00        0.02+       (0.02)       1.00     2.23      468,283       0.40         2.12         0.45            2.07
2001      1.00        0.05        (0.05)       1.00     5.39      365,605       0.43         5.24         0.53            5.14

+     PER SHARE DATA CALCULATED USING THE AVERAGE SHARES OUTSTANDING METHOD.

                               INVESTMENT ADVISER

                       Allegiant Asset Management Company

                          200 Public Square, 5th Floor

                              Cleveland, Ohio 44114

                                   DISTRIBUTOR

                       Professional Funds Distributor, LLC

                                 760 Moore Road

                       King of Prussia, Pennsylvania 19406

                                  LEGAL COUNSEL

                           Drinker Biddle & Reath LLP

                                One Logan Square

                             18th and Cherry Streets

                      Philadelphia, Pennsylvania 19103-6996

                            NOT A PART OF PROSPECTUS

                         ALLEGIANT FUNDS PRIVACY NOTICE

      The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

      Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

WHAT INFORMATION WE COLLECT

      "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

      We may collect nonpublic personal information about you from the following sources:

      o Information that you provide to us, such as on applications or other forms, or

      o     Information about your transactions with us

OUR SECURITY PROCEDURES

      To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

WHAT INFORMATION WE DISCLOSE

      Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

      Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

      We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

ALLEGIANT FUNDS' PLEDGE TO YOU

      We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

                                                               BOARD OF TRUSTEES
================================================================================


ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
     Commercial Metals Company
     Strategic Distribution, Inc.



HERBERT R. MARTENS, JR.
PRESIDENT AND CHIEF EXECUTIVE OFFICER
Executive Vice President,
     National City Corporation
President and Chief Executive Officer
     National City Bank, Florida
Chairman, NatCity Investments, Inc.




JOHN G. BREEN
Retired Chairman and Chief Executive Officer,
     The Sherwin Williams Co.
Director:
     Goodyear Tire & Rubber Co.
     The Stanley Works


JOHN F. DURKOTT
President and Chief Executive Officer,
     Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and
     Chief Executive Officer,
     Centerior Energy

RICHARD W. FURST
Garvice D. Kincaid Professor of
     Finance and Dean Emeritus,
     Gatton College of Business and
     Economics, University of Kentucky

GERALD L. GHERLEIN
Retired Executive Vice President and
     General Counsel, Eaton Corporation

DALE C. LAPORTE
Partner, Calfee, Halter & Griswold LLP

KATHLEEN A. OBERT
Chairman and Chief Executive Officer,
     Edward Howard & Co.

J. WILLIAM PULLEN
Retired President and Chief Executive Officer,
     Whayne Supply Company


The Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.

                                                                  [LOGO OMITTED]
                                                                  ALLEGIANT (tm)

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.


TO OBTAIN MORE INFORMATION:
By Internet:
www.allegiantfunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421


FROM THE SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or writing to:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102



Allegiant Funds' Investment Company Act registration number is 811-4416.




[LOGO OMITTED]

ALLEGIANT (tm)
www.allegiantfunds.com

                           ALLEGIANT FUNDS PROSPECTUS
                            I SHARES (INSTITUTIONAL)

                                 OCTOBER 1, 2005



                              HIGH YIELD BOND FUND






















     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]
ALLEGIANT(R)
    FUNDS
www.allegiantfunds.com

                               INVESTMENT ADVISER
                                 ALLEGIANT ASSET
                               MANAGEMENT COMPANY
                                 (the "Adviser")

                              ABOUT THIS PROSPECTUS


Allegiant Funds ("Allegiant") is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information that you should know about Class I Shares of the High Yield Bond Fund (the "Fund") before investing. To obtain more information on Allegiant Funds, visit us online at www.allegiantfunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                         PAGE



ALLEGIANT HIGH YIELD BOND FUND.............................................1
FUND FEES AND EXPENSES.....................................................4
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES.....................5
MORE INFORMATION ABOUT FUND INVESTMENTS....................................7
INVESTMENT ADVISER AND INVESTMENT TEAM.....................................8
PURCHASING, SELLING AND EXCHANGING FUND SHARES.............................9
DISTRIBUTION OF FUND SHARES...............................................16
DIVIDENDS AND TAXES.......................................................17
FINANCIAL HIGHLIGHTS......................................................19

ALLEGIANT HIGH YIELD BOND FUND

FUND SUMMARY

INVESTMENT GOAL                 High level of current income along with capital
                                appreciation

PRINCIPAL INVESTMENT STRATEGY   Investing in high yield, high risk debt
                                securities


PRINCIPAL RISKS                 General risk, market risk, credit risk,
                                interest rate risk, prepayment/extension risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Allegiant High Yield Bond Fund's investment objective is to provide a high level of current income along with capital appreciation. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types. The term "high yield" is generally understood to describe debt securities that are rated below investment grade. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. Debt securities rated below investment grade are commonly referred to as "junk bonds." Junk bonds are debt securities that are rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investor Service, Inc., or are of comparable quality. The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.


In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. If a security is downgraded or upgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between five and ten years.

PRINCIPAL RISKS OF INVESTING


GENERAL RISK. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.


An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.


MARKET RISK. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit is lowered, the value of its debt securities may fall. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.


INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                       HIGH YIELD BOND FUND(1)
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on                            None
Purchases (as a percentage of offering price)
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value)                                    None
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                               None
------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount                         None
redeemed, if applicable)
------------------------------------------------------------------------------
Exchange Fee                                                      None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                                          0.60%
------------------------------------------------------------------------------
Distribution (12b-1) Fees                                         0.05%(2,3)
------------------------------------------------------------------------------
Other Expenses                                                    0.17%(3)
------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              0.82%
------------------------------------------------------------------------------


(1)The Fund had not commenced operations as of the date of this prospectus. The fees and expenses shown in the table above are those that are expected to apply upon start up of operations.


(2)Class I Shares of the Fund may reimburse expenses up to a maximum of 0.10% for Distribution (12b-1) Fees under the Fund's distribution plan for Class I Shares. Such reimbursements are expected to be no more than 0.05% during the current fiscal year.

(3)Other Expenses and Distribution (12b-1) Fees are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Team" and "Distribution of Fund Shares."

EXAMPLES

This Example is intended to help you compare the cost of investing in the Allegiant High Yield Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                1 YEAR           3 YEARS
                                                ------           -------
HIGH YIELD BOND FUND                             $84              $262

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Fund and the related risks. The Fund's Statement of Additional Information contains more information about the particular types of securities in which the Fund invests. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information and on the Fund's website.


FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.
o Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting the Fund's interests.


EXCHANGE-TRADED FUNDS
The Fund may invest in various types of exchange-traded funds ("ETFs"). ETFs own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent the Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees. ETFs include iSharesSM, Standard & Poor's Depositary ReceiptsTM ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of the Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. The Investment Company Act of 1940, as amended ("1940 Act"), limits investments by registered investment companies in the securities of other investment companies. However, the Fund may invest in ETFs in excess of these limits in accordance with Securities and Exchange Commission exemptive relief granted to such ETFs.


ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section are those that we use under normal circumstances. The Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See the Statement of Additional Information for more detail on the investments and strategies used by the Fund.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, the Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

The Fund also may temporarily deviate from its policy to invest 80% of its net assets in fixed income securities in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. The 80% investment requirement generally applies at the time the Fund purchases securities. In the event the Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

In fulfilling the 80% investment requirement referred to in the preceding paragraph, the Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of the Fund's principal investment strategy. These instruments may carry greater risk than other types of securities in which the Fund invests. Derivatives and futures contracts and their related risks are discussed in detail in the Statement of Additional Information.

Allegiant has obtained an order from the SEC that allows the Fund to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Allegiant and Allegiant Advantage Fund. The Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

The Fund may invest up to 25% of its total assets at the time of purchase in foreign securities, including securities of issuers in emerging markets. Securities of Canadian issuers are not subject to this limitation. Such investments are not used as part of the Fund's principal investment strategies.


While not considered a principal investment strategy, the Fund may from time to time purchase securities that are in default.

INVESTMENT ADVISER AND INVESTMENT TEAM


Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of June 30, 2005, the Adviser had approximately $25 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser's Taxable Fixed Income Management Team manages the Fund. No one person is primarily responsible for making investment recommendations to the team. The Adviser is entitled to a management fee at the contractual rate of 0.60% of the average annual net assets of the Fund.


A discussion regarding the basis for the Board's approval of the Fund's advisory agreement is available in the Statement of Additional Information and will be available in the semi-annual report to shareholders for the period ending November 30, 2005.

PORTFOLIO MANAGEMENT TEAM

---------------------------------------------------------------------------------------------------------------------------
Name                                   Business Experience
---------------------------------------------------------------------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM
---------------------------------------------------------------------------------------------------------------------------
Andrew Harding                          Mr. Harding has primary responsibility for taxable fixed income strategy and
Senior Director for Taxable             performance at the Adviser.
Fixed Income Investments
Years with the Adviser: 5               Mr. Harding has been with the Adviser since 2000.
Industry experience: 25 years
---------------------------------------------------------------------------------------------------------------------------
Cynthia D. Cole                         Ms. Cole is primarily responsible for analyzing and recommending corporate sector
Director of Corporate Bond Investment   investments.
Years with the Adviser: 6
Industry experience: 20 years           Ms. Cole has been with the Adviser since 1999.
---------------------------------------------------------------------------------------------------------------------------
Timothy Compan, Jr., CFA                Mr. Compan has responsibility for corporate bond portfolio management and trading.
Corporate Bond Specialist
Years with the Adviser: 2               Prior to joining the Adviser in 2003, Mr. Compan was a corporate bond trader for
Industry experience: 5 years            Goldman Sachs Asset Management. Mr. Compan had been with Goldman Sachs Asset
                                        Management since 1999.
---------------------------------------------------------------------------------------------------------------------------
Matthew Downing                         Mr. Downing has responsibility for fixed income security and portfolio research.
Fixed Income Analyst
Years with the Adviser: 4               Prior to joining the Adviser in 2001, Mr. Downing was a consultant with FutureNext
Industry experience: 5 years            Consulting. Mr. Downing had been with FutureNext since 2000.
---------------------------------------------------------------------------------------------------------------------------
Mark Lozina, CFA                        Mr. Lozina has day-to-day responsibility for fixed income security and portfolio
Fixed Income Analyst                    research.
Years with the Adviser: 3
Industry experience: 10 years           Prior to joining the Adviser in 2002, Mr. Lozina was with National City
                                        Corporation's Equity Sponsor Group. Mr. Lozina had been with National City since
                                        1999.
---------------------------------------------------------------------------------------------------------------------------


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in Allegiant is described in the Statement of Additional Information.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

CLASS I SHARES HAVE NO SALES CHARGE, NO MINIMUM INITIAL INVESTMENT AND ARE ONLY AVAILABLE TO FINANCIAL INSTITUTIONS.


Class I Shares may be purchased only through the Trust departments of financial institutions, or broker-dealers, or other financial institutions which have a selling agreement with the Distributor to place trades for institutional accounts, broker products or similar products. In order to purchase Institutional shares through one of those entities, you must have an account with it. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Fund, and may charge transaction fees. You should consult your account documents for full details. Your shares in the Fund may be held in an omnibus account in the name of that institution. The Fund may accept or reject any purchase order.

From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in the Statement of Additional Information.

The Adviser will monitor the Fund's asset size and, subject to approval by Allegiant's Board of Trustees, may decide to close the Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of the Fund may adversely affect the implementation of the Fund's strategies. If the Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

Allegiant's Board of Trustees has adopted procedures that impose limitations on purchases, exchanges and redemptions to discourage excessive short-term trading by shareholders. These restrictions apply uniformly. Under the Fund's procedures, the Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of the Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Allegiant's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of the Fund shares.

If any transaction is deemed to have the potential to adversely impact the Fund, the Fund reserves the right to:

o        Reject a purchase or exchange

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o        Limit the amount of any exchange

Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.


HOW TO PURCHASE FUND SHARES

                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
TELEPHONE                       Call our Investor Services Line to obtain     Call our Investor Services Line
1-800-622-FUND (3863)           an application.                               to purchase additional shares.

MAIL                            Complete an application and mail it along     Make your check payable to
                                with a check payable, in U.S. dollars, to     "Allegiant Funds (Fund Name)."
                                "Allegiant Funds (Fund Name)."                Please include your account
                                   Allegiant Funds                            number on your check and mail it
                                   P.O. Box 8421                              to the address at the left.
                                   Boston, MA  02266-8421

                                For overnight delivery mail to:
                                   Boston Financial Data Services
                                   Attn:  Allegiant Funds
                                   66 Brooks Drive
                                   Braintree, MA  02184

                                Allegiant cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).

                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
WIRE                            To purchase shares by wire, call              Call 1-800-622-FUND (3863) prior
                                1-800-622-FUND (3863) to set up your          to sending the wire in order to
                                account to accommodate wire transactions      obtain a confirmation number and
                                and to receive a wire control number to be    to ensure prompt and accurate
                                included in the body of the wire.  Ask your   handling of funds.  Ask your bank
                                bank to transmit immediately available        to transmit immediately available
                                funds by wire in the amount of your           funds by wire as described at the
                                purchase to:                                  left.  Please include your
                                                                              account number.
                                   State Street Bank and Trust Company
                                   ABA #011000028                             Allegiant and its transfer agent
                                   Account 99052755 Credit Allegiant Funds    are not responsible for the
                                   (Account Registration)                     consequences of delays resulting
                                   (Account Number)                           from the banking or Federal
                                   (Wire Control Number)                      Reserve Wire system, or from
                                                                              incomplete wiring instructions.
                                   Note:  Your bank may charge you a fee
                                   for this service.

                                Allegiant and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve
                                Wire system, or from incomplete wiring
                                instructions.

FINANCIAL INTERMEDIARY          You may buy shares through accounts with      Please refer to New Account Set
                                brokers or other financial institutions       Up to the left.
                                that are authorized to place trades in Fund
                                shares for their customers.  If you invest
                                through an authorized institution, you will
                                have to follow its procedures.  Your broker
                                or institution may charge a fee for its
                                services, in addition to the fees charged
                                by Allegiant.  Address correspondence or
                                questions regarding a Fund to your
                                institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. Daily NAV is calculated for the Fund each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, the Fund generally values its investment portfolio at market price. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value.


The Fund may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices will be determined in good faith by the Fund's Adviser and fund accountants using methods approved by the Board of Trustees. The Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. The Fund will also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been traded for an extended period of time) impacts the value of such securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of the Fund.

Investments by the Fund in any mutual fund are valued at their respective net asset values as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

The Statement of Additional Information contains more detailed information concerning how the Fund values its investments.

SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.


TELEPHONE
1-800-622-FUND (3863)
Call with the account name, number, and amount of redemption. Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 11 "How to Purchase Fund Shares").


FINANCIAL INTERMEDIARY
Contact your broker or institution. Your broker or institution may charge a fee for its services in addition to the fees charged by Allegiant.

SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors -- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Allegiant in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Allegiant will be the next NAV determined after the fund receives your request. Good order means that your request includes complete information.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or

(d)      an emergency exists, as determined by the SEC, as a result of which:
         (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your Class I Shares of the Fund for Class I Shares of another Allegiant Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Allegiant's transfer agent is 4:00 p.m. Eastern time.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into a new or existing fund (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

         Allegiant Funds
         P.O. Box 8421
         Boston, MA  02266-8421

For overnight delivery mail to:

         Boston Financial Data Services
         Attn:  Allegiant Funds
         66 Brooks Drive
         Braintree, MA  02184

The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY
Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after the Fund receives your exchange request.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES


The Fund has adopted a distribution plan with respect to Class I Shares, pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


The Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class I Shares. However, actual distribution fees for Class I Shares are expected to be no more than 0.05% during the current fiscal year.

The Fund's Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The Fund distributes income monthly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.

You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day after Allegiant receives your written notice.

FEDERAL TAXES

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Fund distributions attributable to short-term capital gains and net taxable investment income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Fund generally uses tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2005, the withholding rate is 28%.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

SUNSET OF TAX PROVISIONS

Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2008.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Fund because it had not commenced operations as of the date of this prospectus.

INVESTMENT ADVISER
Allegiant Asset Management Company
200 Public Square, 5th Floor
Cleveland, Ohio 44114

DISTRIBUTOR
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

                             NOT PART OF PROSPECTUS

                         ALLEGIANT FUNDS PRIVACY NOTICE

         The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

         Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

         WHAT INFORMATION WE COLLECT

         "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

         We may collect nonpublic personal information about you from the following sources:

     o Information that you provide to us, such as on applications or other forms, or

     o   Information about your transactions with us

         OUR SECURITY PROCEDURES

         To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

         WHAT INFORMATION WE DISCLOSE

         Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

         Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

                             NOT PART OF PROSPECTUS

         We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

         ALLEGIANT FUNDS' PLEDGE TO YOU

         We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

BOARD OF TRUSTEES
ROBERT D. NEARY                                         RICHARD W. FURST
CHAIRMAN                                                Garvice D. Kincaid Professor of Finance and Dean
Retired Co-Chairman, Ernst & Young                          Emeritus, Gatton College of Business and
Director:                                                   Economics, University of Kentucky
   Commercial Metals Company
   Strategic Distribution, Inc.                         GERALD L. GHERLEIN
                                                        Retired Executive Vice President and
HERBERT R. MARTENS, JR.                                    General Counsel, Eaton Corporation
PRESIDENT AND CHIEF EXECUTIVE OFFICER
Executive Vice President,                               DALE C. LAPORTE
   National City Corporation                            Partner, Calfee, Halter & Griswold LLP
President and Chief Executive Officer
   National City Bank, Florida
Chairman,
   NatCity Investments, Inc.

JOHN G. BREEN                                           KATHLEEN A. OBERT
Retired Chairman and Chief Executive Officer,           Chairman and Chief Executive Officer,
   The Sherwin Williams Co.                                Edward Howard & Co.
Director:
   Goodyear Tire & Rubber Co.                           J. WILLIAM PULLEN
   The Stanley Works                                    Retired President and Chief Executive Officer,
                                                           Whayne Supply Company

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy


The Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.


                                                                          [Logo]
                                                              Allegiant(R) Funds
                                                          www.allegiantfunds.com

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Fund and are available, free of charge, on the Funds' website.


TO OBTAIN MORE INFORMATION:

By Internet:
www.allegiantfunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

Allegiant Funds' Investment Company Act registration number is 811-4416


[Logo]
Allegiant(R)
       Funds
www.allegiantfunds.com

                           ALLEGIANT FUNDS PROSPECTUS
                            I SHARES (INSTITUTIONAL)

                                 OCTOBER 1, 2005



                           STRATEGIC INCOME BOND FUND














  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                       THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]
ALLEGIANT(R)
    FUNDS
www.allegiantfunds.com

                               INVESTMENT ADVISER
                                 ALLEGIANT ASSET
                               MANAGEMENT COMPANY
                                 (the "Adviser")

                              ABOUT THIS PROSPECTUS



Allegiant Funds ("Allegiant") is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information that you should know about Class I Shares of the Strategic Income Bond Fund (the "Fund") before investing. To obtain more information on Allegiant Funds, visit us online at www.allegiantfunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            PAGE
                                                                            ----



ALLEGIANT STRATEGIC INCOME BOND FUND..........................................1
FUND FEES AND EXPENSES........................................................5
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES........................6
MORE INFORMATION ABOUT FUND INVESTMENTS......................................11
INVESTMENT ADVISER AND INVESTMENT TEAM.......................................12
PURCHASING, SELLING AND EXCHANGING FUND SHARES...............................13
DISTRIBUTION OF FUND SHARES..................................................20
DIVIDENDS AND TAXES..........................................................21
FINANCIAL HIGHLIGHTS.........................................................23

ALLEGIANT STRATEGIC INCOME BOND FUND

FUND SUMMARY

INVESTMENT GOAL                      High current income with some capital
                                     appreciation

PRINCIPAL INVESTMENT STRATEGY        Allocating assets among different fixed
                                     income security sectors, including U.S. and foreign issues, with a significant portion rated below investment grade. The Fund will normally maintain a dollar-weighted average maturity of between four and twelve years.


PRINCIPAL RISKS                      General risk, market risk, allocation risk,
                                     credit risk, foreign risk, interest rate risk, prepayment/extension risk, leveraging risk, active trading risk


PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Strategic Income Bond Fund's investment objective is to provide high current income by investing in three major sectors of fixed income securities: domestic investment grade fixed income securities, domestic high-yield fixed income securities and fixed income securities of issuers in foreign countries. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in fixed income securities. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The types of fixed income securities in which the Fund will invest include asset-backed securities, mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures issued by companies headquartered in the U.S. or developed foreign countries. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities. High-yield fixed income securities are commonly referred to as "junk bonds." The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.


The Adviser allocates between 15% and 65% of the Fund's assets to each of the three major sectors of fixed income securities based on its analysis of the fixed income markets. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. High-yield fixed income securities are those rated below investment grade or are unrated and determined by the Adviser to be equivalent to a non-investment grade security. The Fund does not intend to invest in high-yield fixed income securities rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

In buying and selling particular securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers, currencies and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between four and twelve years, however there is no limit on the maturity of any single security.

PRINCIPAL RISKS OF INVESTING


GENERAL RISK. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.


An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

MARKET RISK. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

ALLOCATION RISK. The Fund may allocate any amount of its assets invested in a particular sector of the fixed income markets to any types of securities within that sector. Accordingly, a heavier weighting of assets in securities that carry greater risks will correspondingly increase the risks of investing in the Fund. For example, the risks of investing in the Fund will be greater if the Fund concentrates a high percentage of its domestic investment grade fixed income securities sector investments in corporate obligations than if it invests a high percentage of such sector's investments in U.S. government securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit is lowered, the value of its debt securities may fall. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

LEVERAGING RISK. The Fund invests in leveraged instruments, such as futures and options contracts. The more the Fund invests in these leveraged instruments, the greater the possibility for gains or losses on those investments.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                         STRATEGIC INCOME BOND FUND(1)
--------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on                                 None
Purchases (as a percentage of offering price)
--------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value)                                         None
--------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                                    None
--------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount                              None
redeemed, if applicable)
--------------------------------------------------------------------------------------
Exchange Fee                                                           None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                             0.75%
----------------------------------------------------------------
Distribution (12b-1) Fees                            0.05%(2,3)
----------------------------------------------------------------
Other Expenses                                       0.18%(3)
----------------------------------------------------------------
Total Annual Fund Operating Expenses                 0.98%
----------------------------------------------------------------


(1)The Fund had not commenced operations as of the date of this prospectus. The fees and expenses shown in the table above are those that are expected to apply upon start up of operations.


(2)Class I Shares of the Fund may reimburse up to 0.10% for Distribution (12b-1) Fees under the Fund's distribution plan for Class I Shares. Such reimbursements are expected to be no more than 0.05% during the current fiscal year.

(3)Other Expenses and Distribution (12b-1) Fees are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Team" and "Distribution of Fund Shares."

EXAMPLES

This Example is intended to help you compare the cost of investing in the Allegiant Strategic Income Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                1 YEAR           3 YEARS
                                                ------           -------
STRATEGIC INCOME BOND FUND                      $100              $312

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Fund and the related risks. The Fund's Statement of Additional Information contains more information about the particular types of securities in which the Fund invests. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information and on the Fund's website.

CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.

EXCHANGE-TRADED FUNDS
The Fund may invest in various types of exchange-traded funds ("ETFs"). ETFs own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent the Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees. ETFs include iSharesSM, Standard & Poor's Depositary ReceiptsTM ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of the Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. The Investment Company Act of 1940, as amended ("1940 Act"), limits investments by registered investment companies in the securities of other investment companies. However, the Fund may invest in ETFs in excess of these limits in accordance with Securities and Exchange Commission exemptive relief granted to such ETFs.


HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, the Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of the Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o The Fund may incur substantial costs in connection with conversions between various currencies.

o The Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Emerging markets countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

HEDGING ACTIVITIES
Hedging is a strategy designed to offset investment risks. Hedging activities include, among other things, the use of forwards, options and futures. There are risks associated with hedging activities, including:

o The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest and currency exchange rates.

o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund or the currencies in which those securities are denominated and the prices of forward contracts, futures and options on futures.

o There may not be a liquid secondary market for a futures contract or option.

o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in currencies, futures contracts and options.

LEVERAGING ACTIVITIES
Leveraging activities include, among other things, borrowing and the use of short sales, options and futures. There are risks associated with leveraging activities, including:

o The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a non-leveraged Fund.

o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

o Although the Fund will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the Fund may be unable to close out its futures or options contracts at a time which is advantageous.

o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

In addition, the following leveraged instruments are subject to certain specific risks:

         DERIVATIVES
         The Fund uses derivatives to attempt to achieve its investment objectives, while at the same time maintaining liquidity. To collateralize (or cover) these derivatives transactions, the Fund holds cash or U.S. government securities.

         FUTURES
         Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

         The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade.

         OPTIONS
         The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security.

         Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.

         Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section are those that the Fund uses under normal circumstances. The Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See the Statement of Additional Information for more detail on the investments and strategies used by the Fund.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, the Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

The Fund also may temporarily deviate from its policy to invest 80% of its net assets in fixed income securities in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. The 80% investment requirement generally applies at the time the Fund purchases securities. In the event the Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

In fulfilling the 80% investment requirement referred to in the preceding paragraph, the Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an investment that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of the Fund's principal investment strategy. These instruments may carry greater risk than other types of securities in which the Fund invests. Derivatives and futures contracts and their related risks are discussed in detail in the Statement of Additional Information.

Allegiant has obtained an order from the SEC that allows the Fund to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Allegiant and Allegiant Advantage Fund. The Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

INVESTMENT ADVISER AND INVESTMENT TEAM


Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of June 30, 2005, the Adviser had approximately $25 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser's Taxable Fixed Income Management Team manages the Fund. No one person is primarily responsible for making investment recommendations to the team. The Adviser is entitled to a management fee at the contractual rate of 0.75% of the average annual net assets of the Fund.


A discussion regarding the basis for the Board's approval of the Fund's advisory agreement is available in the Statement of Additional Information and will be available in the semi-annual report to shareholders for the period ending November 30, 2005.



PORTFOLIO MANAGEMENT TEAM

--------------------------------------------------------------------------------------------------------------------------
Name                                   Business Experience
--------------------------------------------------------------------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM
--------------------------------------------------------------------------------------------------------------------------
Andrew Harding                         Mr. Harding has primary responsibility for taxable fixed income strategy and
Senior Director for Taxable            performance at the Adviser.
Fixed Income Investments
Years with the Adviser: 5              Mr. Harding has been with the Adviser since 2000.
Industry experience: 25 years
--------------------------------------------------------------------------------------------------------------------------
Cynthia D. Cole                        Ms. Cole is primarily responsible for analyzing and recommending corporate sector
Director of Corporate Bond Investment  investments.
Years with the Adviser: 6
Industry experience: 20 years          Ms. Cole has been with the Adviser since 1999.
--------------------------------------------------------------------------------------------------------------------------
Timothy Compan, Jr., CFA               Mr. Compan has responsibility for corporate bond portfolio management and trading.
Corporate Bond Specialist
Years with the Adviser: 2              Prior to joining the Adviser in 2003, Mr. Compan was a corporate bond trader for
Industry experience: 5 years           Goldman Sachs Asset Management. Mr. Compan had been with Goldman Sachs Asset
                                       Management since 1999.
--------------------------------------------------------------------------------------------------------------------------
Matthew Downing                        Mr. Downing has responsibility for fixed income security and portfolio research.
Fixed Income Analyst
Years with the Adviser: 4              Prior to joining the Adviser in 2001, Mr. Downing was a consultant with FutureNext
Industry experience: 5 years           Consulting. Mr. Downing had been with FutureNext since 2000.
--------------------------------------------------------------------------------------------------------------------------
Mark Lozina, CFA                       Mr. Lozina has day-to-day responsibility for fixed income security and portfolio
Fixed Income Analyst                   research.
Years with the Adviser: 3
Industry experience: 10 years          Prior to joining the Adviser in 2002, Mr. Lozina was with National City
                                       Corporation's Equity Sponsor Group. Mr. Lozina had been with National City since
                                       1999.
--------------------------------------------------------------------------------------------------------------------------

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in Allegiant is described in the Statement of Additional Information.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

CLASS I SHARES HAVE NO SALES CHARGE, NO MINIMUM INITIAL INVESTMENT AND ARE ONLY AVAILABLE TO FINANCIAL INSTITUTIONS.


Class I Shares may be purchased only through the Trust departments of financial institutions, or broker-dealers, or other financial institutions which have a selling agreement with the Distributor to place trades for institutional accounts, broker products or similar products. In order to purchase Institutional shares through one of those entities, you must have an account with it. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Fund, and may charge transaction fees. You should consult your account documents for full details. Your shares in the Fund may be held in an omnibus account in the name of that institution. The Fund may accept or reject any purchase order.


From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in the Statement of Additional Information.

The Adviser will monitor the Fund's asset size and, subject to approval by Allegiant's Board of Trustees, may decide to close the Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of the Fund may adversely affect the implementation of the Fund's strategies. If the Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

Allegiant's Board of Trustees has adopted procedures that impose limitations on purchases, exchanges and redemptions to discourage excessive short-term trading by shareholders. These restrictions apply uniformly. Under the Fund's procedures, the Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of the Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Allegiant's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of the Fund shares.

If any transaction is deemed to have the potential to adversely impact the Fund, the Fund reserves the right to:

o    Reject a purchase or exchange

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o    Limit the amount of any exchange

Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.

HOW TO PURCHASE FUND SHARES

                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
TELEPHONE                       Call our Investor Services Line to obtain     Call our Investor Services Line
1-800-622-FUND (3863)           an application.                               to purchase additional shares.

                                      -14-


                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
MAIL                            Complete an application and mail it along     Make your check payable to
                                with a check payable, in U.S. dollars, to     "Allegiant Funds (Fund Name)."
                                "Allegiant Funds (Fund Name)."                Please include your account
                                   Allegiant Funds                            number on your check and mail it
                                   P.O. Box 8421                              to the address at the left.
                                   Boston, MA  02266-8421

                                For overnight delivery mail to:
                                   Boston Financial Data Services
                                   Attn:  Allegiant Funds
                                   66 Brooks Drive
                                   Braintree, MA  02184

                                Allegiant cannot accept third-party checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).

WIRE                            To purchase shares by wire, call              Call 1-800-622-FUND (3863) prior
                                1-800-622-FUND (3863) to set up your          to sending the wire in order to
                                account to accommodate wire transactions      obtain a confirmation number and
                                and to receive a wire control number to be    to ensure prompt and accurate
                                included in the body of the wire.  Ask your   handling of funds.  Ask your bank
                                bank to transmit immediately available        to transmit immediately available
                                funds by wire in the amount of your           funds by wire as described at the
                                purchase to:                                  left.  Please include your
                                   State Street Bank and Trust Company        account number.
                                   ABA #011000028
                                   Account 99052755 Credit Allegiant Funds    Allegiant and its transfer agent
                                   (Account Registration)                     are not responsible for the
                                   (Account Number)                           consequences of delays resulting
                                   (Wire Control Number)                      from the banking or Federal
                                                                              Reserve Wire system, or from
                                   Note:  Your bank may charge you a fee      incomplete wiring instructions.
                                   for this service.

                                Allegiant and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve
                                Wire system, or from incomplete wiring
                                instructions.

FINANCIAL INTERMEDIARY          You may buy shares through accounts with      Please refer to New Account Set
                                brokers or other financial institutions       Up to the left.
                                that are authorized to place trades in Fund
                                shares for their customers.  If you invest
                                through an authorized institution, you will
                                have to follow its procedures.  Your broker
                                or institution may charge a fee for its
                                services, in addition to the fees charged
                                by Allegiant.  Address correspondence or
                                questions regarding a Fund to your
                                institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. Daily NAV is calculated for the Fund each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, the Fund generally values its investment portfolio at market price. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value.


The Fund may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices will be determined in good faith by the Fund's Adviser and fund accountants using methods approved by the Board of Trustees. The Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. The Fund will also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been traded for an extended period of time) impacts the value of such securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of the Fund.

Investments by the Fund in any mutual fund are valued at their respective net asset values as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

The Statement of Additional Information contains more detailed information concerning how the Fund values its investments.

SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.


TELEPHONE
1-800-622-FUND (3863)
Call with the account name, number, and amount of redemption. Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 14 "How to Purchase Fund Shares").


FINANCIAL INTERMEDIARY
Contact your broker or institution. Your broker or institution may charge a fee for its services in addition to the fees charged by Allegiant.

SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors -- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Allegiant in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Allegiant will be the next NAV determined after the fund receives your request. Good order means that your request includes complete information.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or

(d)      an emergency exists, as determined by the SEC, as a result of which:
         (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your Class I Shares of the Fund for Class I Shares of another Allegiant Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Allegiant's transfer agent is 4:00 p.m. Eastern time.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into a new or existing fund (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

         Allegiant Funds
         P.O. Box 8421
         Boston, MA  02266-8421

For overnight delivery mail to:

         Boston Financial Data Services
         Attn:  Allegiant Funds
         66 Brooks Drive
         Braintree, MA  02184

The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY
Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after the Fund receives your exchange request.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES


The Fund has adopted a distribution plan with respect to Class I Shares, pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


The Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class I Shares. However, actual distribution fees for Class I Shares are expected to be no more than 0.05% during the current fiscal year.

The Fund's Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The Fund distributes income monthly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.

You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Allegiant receives your written notice.

FEDERAL TAXES

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Fund distributions attributable to short-term capital gains and net taxable investment income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Fund generally uses tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2005, the withholding rate is 28%.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

SUNSET OF TAX PROVISIONS

Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2008.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Fund because it had not commenced operations as of the date of this prospectus.

INVESTMENT ADVISER
Allegiant Asset Management Company
200 Public Square, 5th Floor
Cleveland, Ohio 44114

DISTRIBUTOR
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

                             NOT PART OF PROSPECTUS


                         ALLEGIANT FUNDS PRIVACY NOTICE

         The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

         Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

         WHAT INFORMATION WE COLLECT

         "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

         We may collect nonpublic personal information about you from the following sources:

     o Information that you provide to us, such as on applications or other forms, or

     o    Information about your transactions with us

         OUR SECURITY PROCEDURES

         To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

         WHAT INFORMATION WE DISCLOSE

         Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

         Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

                             NOT PART OF PROSPECTUS



         We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

         ALLEGIANT FUNDS' PLEDGE TO YOU

         We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

BOARD OF TRUSTEES
ROBERT D. NEARY                                         RICHARD W. FURST
CHAIRMAN                                                Garvice D. Kincaid Professor of Finance and Dean
Retired Co-Chairman, Ernst & Young                          Emeritus, Gatton College of Business and
Director:                                                   Economics, University of Kentucky
   Commercial Metals Company
   Strategic Distribution, Inc.                         GERALD L. GHERLEIN
                                                        Retired Executive Vice President and
HERBERT R. MARTENS, JR.                                    General Counsel, Eaton Corporation
PRESIDENT AND CHIEF EXECUTIVE OFFICER
Executive Vice President,                               DALE C. LAPORTE
   National City Corporation                            Partner, Calfee, Halter & Griswold LLP
President and Chief Executive Officer
   National City Bank, Florida
Chairman
   NatCity Investments, Inc.
                                                        KATHLEEN A. OBERT
JOHN G. BREEN                                           Chairman and Chief Executive Officer,
Retired Chairman and Chief Executive Officer,              Edward Howard & Co.
   The Sherwin Williams Co.
Director:                                               J. WILLIAM PULLEN
   Goodyear Tire & Rubber Co.                           Retired President and Chief Executive Officer,
   The Stanley Works                                       Whayne Supply Company

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy


             The Allegiant Funds Trustees also serve as Trustees of
                         The Allegiant Advantage Fund.


                                                                          [Logo]
                                                              Allegiant(R) Funds
                                                          www.allegiantfunds.com

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance during the Fund's last fiscal year. The reports also contain detailed financial information about the Fund and are available, free of charge, on the Funds' website.


TO OBTAIN MORE INFORMATION:

By Internet:
www.allegiantfunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102


Allegiant Funds' Investment Company Act registration number is 811-4416



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www.allegiantfunds.com

                                 ALLEGIANT FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                                 OCTOBER 1, 2005


                                  EQUITY FUNDS
                       ALLEGIANT INTERNATIONAL EQUITY FUND
                      ALLEGIANT LARGE CAP CORE EQUITY FUND
                         ALLEGIANT LARGE CAP GROWTH FUND
                         ALLEGIANT LARGE CAP VALUE FUND
                          ALLEGIANT MID CAP GROWTH FUND
                          ALLEGIANT MID CAP VALUE FUND
                   ALLEGIANT MULTI-FACTOR SMALL CAP CORE FUND
                  ALLEGIANT MULTI-FACTOR SMALL CAP GROWTH FUND
                   ALLEGIANT MULTI-FACTOR SMALL CAP VALUE FUND
                          ALLEGIANT S&P 500 INDEX FUND
                          ALLEGIANT SMALL CAP CORE FUND
                         ALLEGIANT SMALL CAP GROWTH FUND
                         ALLEGIANT SMALL CAP VALUE FUND


                             ASSET ALLOCATION FUNDS
                      ALLEGIANT AGGRESSIVE ALLOCATION FUND
                       ALLEGIANT BALANCED ALLOCATION FUND
                     ALLEGIANT CONSERVATIVE ALLOCATION FUND

                               FIXED INCOME FUNDS
                               ALLEGIANT BOND FUND
                       ALLEGIANT GOVERNMENT MORTGAGE FUND
                         ALLEGIANT HIGH YIELD BOND FUND
                        ALLEGIANT INTERMEDIATE BOND FUND
                      ALLEGIANT LIMITED MATURITY BOND FUND
                      ALLEGIANT STRATEGIC INCOME BOND FUND
                      ALLEGIANT TOTAL RETURN ADVANTAGE FUND
                         ALLEGIANT ULTRA SHORT BOND FUND

                               TAX-FREE BOND FUNDS
                   ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND
               ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
                ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND
             ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

                               MONEY MARKET FUNDS
                     ALLEGIANT GOVERNMENT MONEY MARKET FUND
                           ALLEGIANT MONEY MARKET FUND
                   ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND
               ALLEGIANT PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
                     ALLEGIANT TAX EXEMPT MONEY MARKET FUND
                      ALLEGIANT TREASURY MONEY MARKET FUND

This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the current Prospectuses listed below for the above investment portfolios (each, a "Fund," collectively, the "Funds") of Allegiant Funds (the "Trust"), as may be amended or supplemented from time to time. This SAI is incorporated by reference in its entirety into the Prospectuses. The Prospectuses and the Trust's annual reports to shareholders dated May 31, 2005 (the "2005 Annual Reports") may be obtained, without charge, upon request by calling or writing the Trust at 1-800-622-FUND (3863), 760 Moore Road, King of Prussia, Pennsylvania 19406.

CURRENT PROSPECTUSES

o Prospectus dated October 1, 2005, for A, B and C Shares of the Money Market Funds.

o     Prospectus dated October 1, 2005, for I Shares of the Money Market Funds.


o Prospectus dated October 1, 2005, for A, B and C Shares of the Equity Funds, Asset Allocation Funds, Fixed Income Funds and Tax-Free Bond Funds.


o Prospectus dated October 1, 2005, for I Shares of the Equity Funds, Asset Allocation Funds, Fixed Income Funds (other than the Strategic Income Bond Fund and High Yield Bond Fund) and Tax-Free Bond Funds.


o Prospectus dated October 1, 2005, for R Shares of the Equity Funds, Asset Allocation Funds, Fixed Income Funds and Money Market Fund.


o Prospectus dated October 1, 2005, for I Shares of the Strategic Income Bond Fund.


o     Prospectus  dated  October  1,  2005,  for I Shares of the High Yield Bond
      Fund.

The Trust's audited financial statements and the reports thereon of Ernst & Young LLP, the Trust's Independent Registered Public Accounting Firm, included in the 2005 Annual Reports are incorporated by reference into this SAI. No other parts of the 2005 Annual Reports are incorporated by reference.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

STATEMENT OF ADDITIONAL INFORMATION............................................1

INVESTMENT OBJECTIVE AND POLICIES..............................................2


INVESTMENT LIMITATIONS........................................................71

NET ASSET VALUE...............................................................74

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................76


DESCRIPTION OF SHARES.........................................................85


ADDITIONAL INFORMATION CONCERNING TAXES.......................................91

TRUSTEES AND OFFICERS.........................................................95

ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN SERVICES AND
TRANSFER AGENCY AGREEMENTS...................................................105

SHAREHOLDER SERVICES PLAN....................................................145

PORTFOLIO TRANSACTIONS.......................................................146

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................149

COUNSEL......................................................................150

PERFORMANCE INFORMATION......................................................150

MISCELLANEOUS................................................................154


APPENDIX A...................................................................A-1

APPENDIX B...................................................................B-1

APPENDIX C...................................................................C-1

                       STATEMENT OF ADDITIONAL INFORMATION

            This SAI should be read in conjunction with the Prospectuses for the Funds listed on the cover page of this SAI. The information contained in this SAI expands upon matters discussed in the Prospectuses. No investment in shares of a Fund should be made without first reading the Prospectus for such Fund.

            The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue separate classes or series of shares of beneficial interest. The Funds are registered as open-end management investment companies. Each Fund other than the Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal Bond Fund is a diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond
Fund and Pennsylvania Intermediate Municipal Bond Fund is a non-diversified investment company under the 1940 Act.

            The Pennsylvania Tax Exempt Money Market, Bond and Pennsylvania Intermediate Municipal Bond Funds commenced operations as separate investment portfolios (the "Predecessor Pennsylvania Tax Exempt Money Market," "Predecessor Intermediate Government Fund" and "Predecessor Pennsylvania Tax Exempt Bond Fund," and collectively, the "Predecessor Funds") of Inventor Funds, Inc. On September 9, 1996, the Predecessor Funds were reorganized as new portfolios of the Trust. References in this SAI are to a Fund's current name.

            On June 9, 2000, the Bond Fund was reorganized with the Parkstone Bond Fund, a separate investment portfolio offered by The Parkstone Group of Funds ("Parkstone"). In connection with this reorganization, the financial statements and performance history of the Parkstone Bond Fund were adopted by the Bond Fund. Historical information in this SAI concerning the performance of the Bond Fund is that of the Parkstone Bond Fund.

            The Mid Cap Growth, Government Mortgage and Michigan Intermediate Municipal Bond Funds commenced operations as separate investment portfolios (the "Parkstone Mid Capitalization Fund," "Parkstone U.S. Government Income Fund" and "Parkstone Michigan Municipal Bond Fund," and collectively, the "Parkstone
Continuing Funds") of Parkstone. On June 10, 2000, the Parkstone Continuing Funds were reorganized as new portfolios of the Trust. References in this SAI are to a Fund's current name.

            Effective June 13, 2005, the Trust's name was changed from Armada Funds to Allegiant Funds.

                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION ON FUND MANAGEMENT


            Further information on the management strategies, techniques, policies and related matters concerning Allegiant Asset Management Company, the investment adviser to the Funds (the "Adviser"), Polaris Capital Management, Inc. ("Polaris"), the sub-adviser to the Allegiant International Equity Fund, and Allegiant Investment Counselors, Inc. ("Investment Counselors" and together with Polaris, the "Sub-Advisers"), the sub-adviser to the Small Cap Core Fund, may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also "Performance Information" below.


            Effective June 13, 2005, the Adviser's name was changed from National City Investment Management Company to Allegiant Asset Management Company.

            Attached to this SAI is Appendix A which contains descriptions of the rating symbols used by Standard & Poor's ("S&P") Rating Group, Fitch Ratings, Inc. ("Fitch"), Moody's Investors Service, Inc. ("Moody's") and Dominion Bond Rating Service Limited for securities which may be held by the Funds.

ADDITIONAL INFORMATION ABOUT THE FUNDS

            The following information supplements, and should be read in conjunction with, the principal strategies and risk disclosures for the Funds in the Prospectuses.

ALLEGIANT INTERNATIONAL EQUITY FUND

            The Fund seeks to achieve its investment objective by investing primarily in equity securities of foreign issuers. Foreign investments may also include debt obligations issued or guaranteed by foreign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality.

            The Fund will invest primarily, but not exclusively, in equity securities, including common and preferred stocks, rights, warrants, securities convertible into common stocks and American Depositary Receipts ("ADRs") of companies included in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index, a broadly diversified international index consisting of close to 1,000 equity securities of companies located in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Fund, however, is not an "index" fund, and is neither sponsored by nor affiliated with Morgan Stanley Capital International. The Fund does not anticipate making investments in markets where, in the judgment of the Adviser, property rights are not defined and supported by an adequate legal infrastructure.

            More than 10% of the Fund's assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 10% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.
Criteria for determining the appropriate distribution of investments among countries may include relative valuation, growth prospects, and fiscal, monetary, and regulatory government policies.

            The Fund may invest up to 25% of its total assets in securities of issuers in countries with emerging markets or economies, but will not invest more than 10% of its total assets in any single such country. See "Additional Information about Portfolio Investments - Foreign Securities and Currencies" below.

ALLEGIANT LARGE CAP CORE EQUITY FUND

            The Fund seeks to achieve its objective by investing in a focused portfolio of common stocks with large market capitalizations and which is invested sector neutral to the S&P 500 Composite Stock Price Index ("S&P 500 Index"). A majority of the Fund's assets will be invested in companies with a market capitalization similar to the S&P 500 Index. The Fund's Adviser focuses on a combination of fundamental, technical, and sentiment factors in identifying investments for the Fund. Among the factors considered are the quality of the management team, industry position, business model and historical growth rates.

            The S&P 500 Index is an index composed of 500 common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). The Adviser believes that the S&P 500 Index is an appropriate benchmark for the Fund because it is diversified, familiar to many investors and widely accepted as a reference for common stock investments.

            The Fund may invest up to 20% of its net assets in foreign securities.

            S&P Ratings Group is not a sponsor of, or in any way affiliated with, the Fund.

ALLEGIANT LARGE CAP GROWTH FUND

            The Fund seeks to achieve its objective by investing in a focused portfolio of common stocks with large market capitalizations, and which is invested sector neutral to the Russell 1000 Growth Index. The Fund's Adviser selects companies that have historically proven the ability to grow earnings, revenue, return on equity, and return on capital and have maintained leadership within their industry. The Fund may invest up to 20% of its net assets in foreign securities.

ALLEGIANT LARGE CAP VALUE FUND

            The Fund invests primarily in common stocks and securities convertible into common stocks of value-oriented companies. The Fund is managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long-term earnings potential are also considered in stock selection. The Fund invests primarily in companies with market capitalizations greater than $3 billion.

            The Fund may invest up to 20% of its net assets in foreign securities.

ALLEGIANT MID CAP GROWTH FUND

            The Fund invests primarily in common stocks and securities convertible into common stocks of companies believed by the Adviser to be characterized by sound management and the ability to finance expected long-term growth. The Fund may invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

            Subject to the foregoing policies, the Fund may also invest up to 20% of its net assets in foreign securities either directly or through the purchase of ADRs, European Depository Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar global instruments, and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, and in U.S. dollar-denominated commercial paper of a foreign issuer.

            The Fund anticipates investing in growth-oriented, medium-sized companies. Investments will be in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Primary holdings of the Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

            Consistent with the foregoing, the Fund will focus its investments in those companies and types of companies that the Adviser believes will enable the Fund to achieve its investment objective.

ALLEGIANT MID CAP VALUE FUND

            The Fund intends to invest primarily in equity securities of companies with medium stock market capitalizations. The Fund is managed with a value-oriented approach. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value; traditionally these companies have price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. Additional factors, such as private market value, balance sheet strength, and long-term earnings potential are also considered in stock selection.

            The Fund may invest up to 20% of its net assets in foreign securities.


MULTI-FACTOR SMALL CAP CORE FUND

      The Fund seeks to achieve its investment objective by investing primarily in securities of small capitalization companies. The Fund will invest in companies with market capitalizations approximately equivalent to those that fall in the lowest 15% represented in the Russell 2000 Index. See "Special Risk Factors for Smaller Capitalization Stocks" below.

MULTI-FACTOR SMALL CAP GROWTH FUND

      The Fund seeks to achieve its objective by investing in securities of small capitalization companies with prospects for aggressive growth. The Fund will invest in companies with market capitalizations approximately equivalent to those that fall in the lowest 15% represented by the Russell 2000 Growth Index. See "Special Risk Factors for Smaller Capitalization Stocks" below.

MULTI-FACTOR SMALL CAP VALUE FUND

      The Fund seeks to achieve its objective by investing in value-oriented securities of small capitalization companies. The Fund will invest in companies with market capitalizations approximately equivalent to those that fall in the lowest 15% represented in the Russell 2000 Value Index. The Adviser pays particular attention to a company's current and forecasted earnings levels. See "Special Risk Factors for Smaller Capitalization Stocks" below.


ALLEGIANT S&P 500 INDEX FUND

            The vast majority of the Fund's assets are invested in stocks included in the S&P 500 Index in approximately the same relative proportion as those stocks are held in the Index. Under ordinary circumstances, the Fund will take positions only in equity securities currently within the S&P 500 Index, scheduled to be added to the Index, or recently removed from the Index. To meet the investment objective of tracking the S&P 500 Index before Fund expenses, stocks are routinely eliminated from or added to the Fund to reflect additions to or deletions from the Index (including mergers or changes in the composition of the Index). Stocks are also sold to raise cash to meet withdrawals, or purchased to invest cash contributions. Accordingly, sales may result in losses that may not have been realized if the Fund were actively managed in the traditional sense, and purchases may be made that would not have been made if the Fund were actively managed in the traditional sense. Adverse events, such as reported losses, dividend cuts or omissions, legal proceedings and defaults will not normally result in the sale of a common stock. The Fund will remain substantially fully invested in common stocks and equity derivative instruments whether stock prices are rising or falling.

            The Adviser believes that using active management techniques for a small portion of the Fund's assets may increase the correlation between the Fund's net return after expenses and the return of the S&P 500 Index. Consequently, the Fund may purchase a security that is scheduled to be included in the S&P 500 Index but prior to the effective inclusion date. The Fund may also temporarily continue to hold a security that has been deleted from the S&P 500 Index. A diversified subset of stocks held in the Fund may have weights slightly higher or lower than those in the S&P 500 Index with the goal of adding small incremental performance relative to the Index. Stocks that are held in very small proportions in the S&P 500 Index may be excluded from the Fund or held short if they are expected to underperform.

            The Adviser believes that this investment approach should involve less portfolio turnover, notwithstanding periodic additions to and deletions from the S&P 500 Index, and thus lower brokerage costs, transfer taxes and operating expenses than in more traditionally managed funds. There is no assurance, however, that this will be the case. The costs and other expenses incurred in securities transactions, apart from any difference between the investment results of the Fund and those of the S&P 500 Index, may cause the return of the Fund to be lower than the return of the Index.


            The S&P 500 Index is composed of 500 common stocks, most of which are listed on the NYSE. S&P selects the stocks for the S&P 500 Index on a statistical basis. As of June 30, 2005, the stocks in the S&P 500 Index had an average market capitalization of approximately $22 billion. The range of market capitalization for companies represented in the S&P 500 Index was $540 million to nearly $368 billion. "Market capitalization" of a company is the market price per share of stock multiplied by the number of shares outstanding.


            The Fund may acquire derivative instruments designed to replicate the performance of the S&P 500 Index, such as S&P 500 stock index futures contracts or S&P Depositary Receipts ("SPDRs"). In addition, the Fund may sell securities short to the extent of up to 4% of the Fund's assets. The Fund is not required to buy or sell securities solely because the percentage of its assets invested in index stocks changes when the market value of its holdings increases or decreases. In addition, the Fund may omit or remove an index stock from its portfolio if the Adviser believes the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. With respect to the remaining portion of its net assets, the Fund may hold temporary cash balances which may be invested in U.S. government obligations and money market investments. In extraordinary circumstances, the Fund may exclude a stock listed on the S&P 500 Index from its holdings or include a similar stock in its place if it believes that doing so will help achieve its investment objective. The Fund also may enter into repurchase agreements, reverse repurchase agreements, and lend its portfolio securities.

            While there can be no guarantee that the Fund's investment results will precisely match the results of the S&P 500 Index, the Adviser believes that, before deduction of operating expenses, there will be a very high correlation between the returns generated by the Fund and the Index. The Fund will attempt to achieve a correlation between the performance of its asset portfolio and that of the S&P 500 Index of at least 95% before deduction of operating expenses. A correlation of 100% would indicate perfect correlation, which would be achieved when the Fund's net asset value ("NAV"), including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. The Fund's ability to correlate its performance with the S&P 500 Index, however, may be affected by, among other things, changes in securities markets, the manner in which S&P calculates the Index, and the timing of purchases and redemptions. The Adviser monitors the correlation of the performance of the Fund in relation to the S&P 500 Index under the supervision of the Board of Trustees. The Fund intends to actively rebalance its portfolio to achieve high correlation of performance with the S&P 500 Index. To reduce transaction costs and minimize shareholders' current capital gains liability, the Fund's investment portfolio will not be automatically rebalanced to reflect changes in the S&P 500 Index. In the unlikely event that a high correlation is not achieved, the Board of Trustees will take appropriate steps based on the reasons for the lower than expected correlation.

            The inclusion of a security in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment. S&P is not a sponsor of, or in any way affiliated with, the Fund. The common stock of National City Corporation ("NCC"), the indirect parent company of the Adviser, is included in the S&P 500 Index. Like the other stocks in the S&P 500 Index, the Fund will invest in the common stock of NCC in approximately the same proportion as the percentage NCC common stock represents in the S&P 500 Index.

            The Fund is not sponsored, endorsed, sold or promoted by S&P, a division of McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser as Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for, and has not participated in, the determination of the price and amount of the Fund shares or the timing of the issuance or sale of the Fund shares or in the determination or calculation of the equation by which the Fund shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

            S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ALLEGIANT SMALL CAP CORE FUND


            The Fund seeks to achieve its objective by investing in a diversified portfolio of common stocks of issuers with relatively small capitalizations. The investment process of Investment Counselors as Sub-Adviser is to invest in securities of companies based on the Sub-Adviser's analysis of the company's cash flow.


            In addition, the Fund may invest up to 20% of its net assets in foreign securities.

ALLEGIANT SMALL CAP GROWTH FUND

            The Fund invests primarily in equity securities of companies with relatively small stock market capitalizations. The Adviser will seek companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, and fundamental value. The Adviser will also consider the relationship between price and book value, and other factors such as trading volume and bid-ask spreads in an effort to allow the Fund to achieve diversification. See "Special Risk Factors for Smaller Capitalization Stocks" below.

            The Fund may invest up to 20% of its net assets in foreign securities.

ALLEGIANT SMALL CAP VALUE FUND

            Under normal conditions, the Fund invests primarily in equity securities of companies with relatively small stock market capitalizations. The Fund will be managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book, and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long-term earnings potential are also considered in stock selection. See "Special Risk Factors for Small Capitalization Stocks" below.

            The Fund may invest up to 20% of its net assets in foreign securities.

      SPECIAL RISK FACTORS FOR SMALLER CAPITALIZATION STOCKS


            Securities held by the Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value, Small Cap Core, Small Cap Growth and Small Cap Value Funds generally will be issued by public companies with smaller capitalizations relative to those which predominate the major market indices, such as the S&P 500 Index or the Dow Jones Industrial Average ("DJIA"). Securities of these small companies may at times yield greater returns on investment than stocks of larger, more established companies as a result of inefficiencies in the marketplace.

            Smaller companies, particularly those considered to have small stock market capitalizations, may carry additional risks to those of larger companies. Smaller companies are generally not as well-known to investors and have less of an investor following than larger companies. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may have difficulty withstanding competition from larger companies within their industries. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

            The positions of smaller capitalization companies in the market may be more tenuous because they typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalization companies are traded in lower volume than those of larger companies and may be more volatile. As a result, the Funds may be subject to greater price volatility than a fund consisting of large capitalization stocks. By maintaining a broadly diversified portfolio, the Adviser will attempt to reduce this volatility.

ALLEGIANT AGGRESSIVE ALLOCATION FUND AND ALLEGIANT CONSERVATIVE ALLOCATION FUND

            Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that it pursues its investment objective by allocating its assets among other investment portfolios of Allegiant (the "Underlying Funds"). These Underlying Funds currently consist of the International Equity, Large Cap Growth, Large Cap Value, Small Cap Growth and Small Cap Value Funds (the "Underlying Equity Funds"), the Bond and
Intermediate Bond Funds (the "Underlying Bond Funds"), and the Money Market Fund. The specific portfolios that comprise the Underlying Funds can be changed without shareholder approval. The Aggressive Allocation Fund currently intends to invest 60% - 90% of its total assets in the Underlying Equity Funds, 10% - 40% of its total assets in the Underlying Bond Funds, and 0% - 20% of its total assets in the Money Market Fund. The Conservative Allocation Fund currently intends to invest 20% - 50% of its total assets in the Underlying Equity Funds, 50% - 80% of its total assets in the Underlying Bond Funds, and 0% - 20% of its total assets in the Money Market Fund. Each Fund's allocation ranges can be changed without shareholder approval. Each Fund normally intends to invest all of its assets in the Underlying Funds; however, for temporary defensive purposes each Fund may invest up to 100% of its assets in high quality, short-term debt instruments. Each Fund reserves the ability to convert from a "fund of funds" structure and to invest directly in the types of securities in which the Underlying Funds invest. Shareholders will be provided with advance notice before any such conversion occurs.

            To the extent a Fund's assets are invested in a particular Underlying Fund, the Fund is subject to the risks applicable to an investment in such Underlying Fund. The applicable Prospectuses and this SAI describe the investment policies and strategies employed by the Underlying Funds and their related risks.

ALLEGIANT BALANCED ALLOCATION FUND

            The Fund may invest in any type or class of security. The Fund normally invests in common stocks, fixed income securities, securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed rate preferred stock, convertible fixed income securities, options and rights) and cash equivalent securities. The Fund intends to invest 45% to 75% of its net assets in common stocks and securities convertible into common stocks, 25% to 55% of its net assets in fixed income securities and up to 30% of its net assets in cash and cash equivalents. Of these investments, no more than 20% of the Fund's total assets will be invested in foreign securities.

            The Fund holds common stocks primarily for the purpose of providing long-term growth of capital. When selecting stocks for the Fund, the Adviser will consider primarily their potential for long-term capital appreciation.

            The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities which are rated at the time of purchase within the four highest rating categories assigned by Moody's, S&P or Fitch. These fixed income securities will consist of bonds, debentures, notes, zero coupon securities, asset-backed securities, state, municipal and industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Fund's assets may be invested from time to time in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some fixed income securities may have warrants or options attached.

ALLEGIANT BOND FUND

            The Fund seeks to achieve its objective by normally investing primarily in investment grade fixed-income securities. The Fund uses the Lehman U.S. Aggregate Bond Index as its performance benchmark. The average maturity of the Fund normally will be from four to twelve years.

ALLEGIANT GOVERNMENT MORTGAGE FUND

            The Fund will normally invest primarily in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund also may invest the portion of its assets not subject to the 80% requirement stated in the Fund's Prospectuses in debt securities and preferred stocks of non-governmental issuers, in mortgage-related securities issued by non-governmental entities and in other securities described below. The Fund anticipates that it will acquire securities with average remaining maturities of three to ten years.

            The Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating categories assigned by an unaffiliated nationally recognized statistical rating organization ("Rating Agency") or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Fund may also invest in corporate debt securities which are rated at the time of purchase within the top four rating categories assigned by a Rating Agency or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality.

ALLEGIANT HIGH YIELD BOND FUND

            The Fund seeks to achieve its  objective by  investing  primarily in
high  yield,  high  risk  debt  securities.   The  Fund  normally   maintains  a
dollar-weighted average maturity of between five and ten years.

ALLEGIANT INTERMEDIATE BOND FUND

            The Fund normally invests primarily in debt securities of all types, although up to 20% of the value of its total assets may be invested in preferred stocks and other investments. The Fund normally maintains an average dollar-weighted portfolio maturity of three to ten years. The Fund uses the Lehman Intermediate U.S. Government/Credit Bond Index as its performance benchmark.

ALLEGIANT LIMITED MATURITY BOND FUND

            The Fund will normally invest primarily in investment grade debt securities of all types. However, up to 20% of the value of its total assets may be invested in preferred stocks and other investments. In making investment decisions, the Adviser will focus on a number of factors, including yield to maturity, maturity, quality and the outlook for specific issuers and market sectors. The Fund normally intends to maintain an average dollar-weighted portfolio maturity for its debt securities of from one to five years. The two components of total rate of return are current income and change in the value of portfolio securities.

ALLEGIANT STRATEGIC INCOME BOND FUND

            The Fund will normally allocate between 15% and 65% of its assets in each of the following three types of fixed income securities: domestic investment grade fixed income securities, domestic high-yield fixed income securities, and fixed income securities of issuers in developed foreign countries, based on the Adviser's analysis of the fixed income markets. The Fund may invest up to 10% of its total assets in issuers in countries with emerging markets or economies. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. High-yield fixed income securities are those rated below investment grade. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of four to twelve years.

            The Fund may invest up to 65% of its net assets in non-rated securities and securities rated below investment grade. For a discussion of risk factors relating to such securities, see "Additional Information About Portfolio Investments - Ratings Criteria," below.

ALLEGIANT TOTAL RETURN ADVANTAGE FUND

            The Fund will normally invest primarily in debt securities of all types, although up to 20% of the value of its total assets may be invested in preferred stocks and other investments. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of four to twelve years.

            Although the Fund normally invests substantially all of its assets in investment grade debt securities, it may invest up to 15% of its net assets in non-rated securities and securities rated below investment grade (commonly referred to as "junk bonds"). For a discussion of risk factors relating to such securities, see "Additional Information About Portfolio Investments - Ratings Criteria" below.

ALLEGIANT ULTRA SHORT BOND FUND

            The Adviser attempts to increase income and preserve or enhance total return by managing average portfolio duration. By keeping average duration in the range of 0.8 to 1.2 years, the Adviser attempts to reduce the higher level of volatility that is generally associated with bonds of longer duration.

            Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

            An effective duration of one year, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 1%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 1%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND

            The Fund seeks to achieve its objective by investing substantially all of its assets in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel issued on the date of the issuance thereof, is exempt from regular federal income tax ("Municipal Securities"). The Fund will normally invest at least 80% of the value of its net assets in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous").

ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

            As a fundamental policy, the Fund will normally invest at least 80% of its net assets in a portfolio of securities exempt from Michigan state taxes. Such securities include debt obligations, consisting of notes, bonds and commercial paper, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and Michigan state income taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income taxes ("Michigan Municipal Securities"). The Fund may invest up to 100% of its assets in private activity bonds which may be treated as a special tax preference item under the federal alternative minimum tax.

            The Fund normally will be invested in long-term Michigan Municipal Securities and the average weighted maturity of such investments will be two to ten years, although the Fund may invest in Michigan Municipal Securities of any maturity and the Adviser may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted maturity of the Fund's portfolio may vary depending upon the availability of suitable Michigan Municipal Securities or other relevant market factors.

            The Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by a Rating Agency or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating categories assigned by a Rating Agency. The Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees.

            Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Fund will treat these bonds as Michigan Municipal Securities for purposes of measuring compliance with the 80% test described above. To the extent the Fund invests in these bonds, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from these bonds.

            The Fund may invest in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes, as determined by the Adviser, due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Fund's quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements. Under such circumstances and during the period of such investment, the Fund may not achieve its stated investment objective.

            Because the Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Fund's performance is closely tied to the general economic conditions within the state as a whole and to the economic conditions within particular industries and geographic areas represented or located within the state. However, the Fund attempts to diversify, to the extent the Adviser deems appropriate, among issuers and geographic areas in the State of Michigan.

            See  "Special   Considerations   Regarding  Investment  in  Michigan
Municipal Securities" below.

ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND

            The Fund will normally invest at least 80% of its net assets plus any borrowings for investment purposes in Municipal Securities issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Municipal Securities"). This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous" below). Dividends paid by the Fund which are derived from interest properly attributable to Ohio Municipal Securities will be exempt from regular federal income tax and Ohio personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Ohio personal income tax. See "Additional Information Concerning Taxes."

            See "Special Considerations Regarding Investment in Ohio Municipal Securities" below.

ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

            The Fund seeks to achieve its objective by investing substantially all of its assets in Municipal Securities issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, obligations of the United States, including territories and possessions of the United States, the income from which is, in the opinion of counsel to the issuer, exempt from regular federal income tax and Pennsylvania state income tax imposed upon non-corporate taxpayers (but may be treated as a preference item for individuals for purposes of the alternative minimum tax), and securities of money market investment companies that invest primarily in such securities ("Pennsylvania Municipal Securities").

            The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in Pennsylvania Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous" below). Dividends paid by the Fund which are derived from interest properly attributable to Pennsylvania Municipal Securities will be exempt from regular federal income tax and Pennsylvania personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Pennsylvania personal income tax. See "Additional Information Concerning Taxes."

            See "Special Considerations Regarding Investment in Pennsylvania Municipal Securities" below.

      SPECIAL CONSIDERATIONS - TAX-FREE BOND FUNDS

            Although each Fund's average weighted maturity will vary in light of current market and economic conditions, the comparative yields on instruments with different maturities, and other factors, the Tax-Free Bond Funds anticipate that they will maintain a dollar-weighted average portfolio maturity of three to ten years.

            For temporary defensive or liquidity purposes when, in the opinion of the Funds' Adviser, Michigan Municipal Securities, Ohio Municipal Securities or Pennsylvania Municipal Securities of sufficient quality, as the case may be, are not readily available, the Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds may invest up to 100% of their assets in other Municipal Securities and in taxable securities.

            Each Fund may hold up to 100% of its assets in uninvested cash reserves, pending investment, during temporary defensive periods. Uninvested cash reserves will not earn income.

            Each Fund may invest in other investments as described below under "Additional Information About Portfolio Investments" including stand-by commitments, variable and floating rate obligations, certificates of participation, other investment companies, illiquid securities, Taxable Money Market Instruments (as defined below), zero coupon obligations and repurchase agreements and engage in when-issued transactions.

            Each of the Michigan Intermediate  Municipal Bond, Ohio Intermediate
Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds is classified as a "non-diversified" portfolio, which means that the amount of assets of the Fund that may be invested in the securities of a single issuer is not limited by the 1940 Act. Nevertheless, each Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code requires that, at the end of each quarter of a fund's taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based NAV per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

            Although (i) all of the Tax-Free Bond Funds may invest 25% or more of their respective net assets in Municipal Securities the interest on which is paid solely from revenues of similar projects, (ii) the Ohio Intermediate Tax Exempt Bond and Intermediate Tax Exempt Bond Funds may invest up to 20% of their respective total assets in private activity bonds and taxable investments, (iii) the Michigan Intermediate Municipal Bond and Pennsylvania Intermediate Municipal Bond Funds may invest up to 100% of their respective total assets in private activity bonds and (iv) the Intermediate Tax Exempt Bond Fund may invest 25% or more of its net assets in Municipal Securities whose issuers are in the same state, the Funds do not presently intend to do so unless, in the opinion of the adviser, the investment is warranted. To the extent that a Fund's assets are invested in such investments, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and private activity bonds to a greater extent than it would be if its assets were not so invested.

            See "Municipal Securities," "Special Considerations Regarding Investment in Michigan Municipal Securities," "Special Considerations Regarding Investment in Ohio Municipal Securities," and "Special Considerations Regarding Investment in Pennsylvania Municipal Securities" below.

ALLEGIANT GOVERNMENT MONEY MARKET FUND

            The Fund seeks to achieve its objective by investing in high quality, short-term obligations issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers. The Fund may not engage in reverse repurchase transactions or lend its portfolio securities. The Fund is currently rated by S&P.

ALLEGIANT MONEY MARKET FUND

            The Fund seeks to achieve its objective by investing in high quality, short-term, U.S. dollar denominated "money market" instruments such as certificates of deposit and other obligations issued by domestic and foreign banks, and commercial paper (including variable and floating rate instruments) rated high quality by a Rating Agency, or determined to be of comparable quality by the Adviser. The Fund may also invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers. The Fund is currently rated by S&P.

ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND

            The Fund seeks to achieve its objective by investing substantially all of its assets in high quality, short-term Ohio Municipal Securities.

            The Fund will normally invest at least 80% of the value of its net assets in such Ohio Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous"). Dividends paid by the Fund which are derived from interest properly attributable to Ohio Municipal Securities will be exempt from regular federal income tax and Ohio personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Ohio personal income tax. The Fund may invest up to 100% of its assets in Municipal Securities known as private activity bonds the interest on which is an item of tax preference for purposes of the federal alternative minimum tax. The Fund may also invest up to 100% of its assets in non-Ohio Municipal Securities and in taxable securities, during temporary defensive periods when, in the opinion of the Adviser, Ohio Municipal Securities of sufficient quality are unavailable.

            The Fund's assets are concentrated in securities issued by the State of Ohio or entities within the State of Ohio and, therefore, investment in the Fund may be riskier than an investment in other types of money market funds.

            See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds" below.

ALLEGIANT PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

            The Fund seeks to achieve its objective by investing substantially all of its assets in high quality, short-term Pennsylvania Municipal Securities.

            As a matter of fundamental policy, the Fund normally invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income taxes, but is not considered a preference item for purposes of the federal alternative minimum tax. However, the Fund may invest up to 100% of its assets in non-Pennsylvania Municipal Securities and in taxable securities during temporary defensive periods when, in the opinion of the Adviser, Pennsylvania Municipal Securities of sufficient quality are unavailable.

            The Fund's assets are concentrated in securities issued by the Commonwealth of Pennsylvania or entities within the Commonwealth of Pennsylvania and, therefore, investment in the Fund may be riskier than an investment in other types of money market funds.

            See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds" below.

ALLEGIANT TAX EXEMPT MONEY MARKET FUND

            The Fund seeks to achieve its objective by investing substantially all of its assets in a diversified portfolio of high quality, short-term Municipal Securities. The Fund will normally invest at least 80% of the value of its total assets in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

            See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds below."

      SPECIAL RISK CONSIDERATIONS -- OHIO MUNICIPAL MONEY MARKET, PENNSYLVANIA TAX EXEMPT MONEY MARKET AND TAX EXEMPT MONEY MARKET FUNDS

            Although the Tax Exempt Money Market Fund may invest 25% or more of its net assets in Municipal Securities whose issuers are in the same state and the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may invest 25% or more of their respective net assets in Municipal Securities the interest on which is paid solely from revenues of similar projects, the Funds do not presently intend to do so unless in the opinion of the Adviser the investment is warranted. The Ohio Municipal Money Market Fund may invest up to 100% of its assets in private activity bonds. In addition, although the Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may invest up to 20% of their respective total assets in private activity bonds and taxable investments, these Funds do not currently intend to do so unless in the opinion of the Adviser the investment is warranted. To the extent that a Fund's assets are invested in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state or are invested in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so invested.

ALLEGIANT TREASURY MONEY MARKET FUND

            The Fund seeks to achieve its objective by investing in direct obligations of the U.S. Treasury, such as Treasury bills and notes, and investment companies that invest exclusively in such obligations. The Fund may not engage in repurchase and reverse repurchase transactions or lend its portfolio securities. The Fund is currently rated by S&P.

ADDITIONAL INFORMATION ABOUT PORTFOLIO INVESTMENTS

DISCLOSURE OF PORTFOLIO HOLDINGS

      In accordance with the Trust's policies and procedures, PFPC Inc. ("PFPC") is responsible for dissemination of information about the Trust's portfolio securities. The Trust, its co-Administrators (National City Bank ("NCB") and PFPC, together the "Co-Administrators") and Adviser (together, the "Service Providers") may only disclose information concerning securities held in the Trust's portfolios under the following circumstances:


      (i) Within fifteen business days following the end of each calendar month, PFPC shall post all securities held by each of the Trust's equity and fixed income portfolios, together with each security's percentage of total net assets of the portfolio, on the Trust's website (excluding the Allegiant Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value, Small Cap Core, Small Cap Growth and Small Cap Value Funds (together, the "Small Cap Funds")).


      (ii) Within fifteen business days following the end of each calendar month, PFPC shall post the securities held by each of the Small Cap Funds in alphabetical order (exclusive of the percentage of net assets) on the Trust's website.

      (iii) Within fifteen business days following the end of each calendar month, PFPC shall post the ten securities that make up the largest percentage of total net assets of the Small Cap Funds, together with each security's percentage of total net assets of the portfolio.

      (iv) Within fifteen business days following the end of each calendar quarter, PFPC shall post the securities held by each of the Small Cap Funds and percentage of total net assets on the Trust's website.

      (v) The Trust or a Service Provider may disclose the Trust's portfolio securities holdings to selected third parties when the Trust has a legitimate business purpose for doing so; or

            (a) Examples of instances in which selective disclosure of the Trust's portfolio securities may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to third party service providers of auditing, custody, proxy voting and other services to the Trust; or disclosure to a rating or ranking organization.

      (vi) As required by the federal securities laws, including the 1940 Act, the Trust shall disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

      Each of the Trust's Service Providers is required to keep the Funds' portfolio information confidential either pursuant to its agreement with the Trust or because of the nature of its relationship to the Trust. In the event that the Trust or a Service Provider discloses the Trust's portfolio securities holdings to a selected third party for a legitimate business purpose, such third party shall be required pursuant to an agreement with the Trust to keep the information confidential and shall not trade on such information.


      Neither the Trust, a Service Provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Trust's portfolio securities.

      With respect to the monthly disclosure of portfolio holdings on the Trust's website, PFPC is authorized to prepare and post to the Trust's website its portfolio holdings and is also responsible for portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other services to the Trust, or disclosure to a rating or ranking organization. With respect to any other disclosure of the Trust's portfolio holdings, the Trust's President and Treasurer, or the Adviser's President shall be authorized to disclose such information.

      In order to ensure that the disclosure of the Trust's portfolio securities is in the best interests of the Trust's shareholders and to avoid any potential or actual conflicts of interest with PFPC, NCB, the Adviser, the Trust's principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of the Trust's portfolio securities for legitimate business purposes shall be approved by the Trust's Board of Trustees in advance of such disclosure. This requirement shall not apply to the disclosure of the Trust's portfolio securities to the Trust's existing service providers of auditing, custody, proxy voting and other services to the Trust in connection with the provision of their services to the Trust, or as otherwise provided herein.

      The Board shall receive quarterly reports stating whether disclosures were made concerning the Trust's portfolio holdings in contravention of these policies and procedures during the previous quarter, and if so, such report shall describe to whom and under what circumstance such disclosures were made.

RATINGS CRITERIA


            Investment grade debt securities in which the Funds invest are those securities rated at the time of purchase by a Fund within the four highest ratings groups assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and
BBB), Fitch (AAA, AA, A and BBB) or, with respect to the Allegiant Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth and Multi-Factor Small Cap Value Funds, DBRS (AAA, AA, A and BBB), or, if unrated, which are determined by the Adviser (or Sub-Advisers) to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Debt securities rated in the lowest investment grade debt category (Baa by Moody's or BBB by S&P, Fitch or DBRS) have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

            The High Yield Bond Fund invests primarily in debt securities rated below investment grade (i.e., junk bonds). The Strategic Income Bond and Total Return Advantage Funds may also invest in junk bonds. While any investment carries some risk, certain risks associated with lower rated securities are different than those for investment grade securities. The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Fund's NAV per share.

            In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for lower rated securities (resulting in a greater number of bond defaults) and the value of lower rated securities held by a Fund. Current laws, such as those requiring federally insured savings and loan associations to remove investments in lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

            The economy and interest rates may affect lower rated securities differently than other securities. For example, the prices of lower rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

            If an issuer of a security held by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower rated securities as well as the Fund's NAV. In general, both the prices and yields of lower rated securities will fluctuate.

            In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

            Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

            The ratings of Moody's, S&P and Fitch evaluate the safety of a lower rated security's principal and interest payments, but do not address market value risk. Because the ratings of the Rating Agencies may not always reflect current conditions and events, in addition to using recognized Rating Agencies and other sources, the Adviser performs its own analysis of the issuers of lower rated securities purchased by a Fund. Because of this, a Fund's performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.

            The Adviser continuously monitors the issuers of lower rated securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

ELIGIBLE SECURITIES

            The Money Market Funds may purchase "eligible securities" (as defined by Rule 2a-7 under the 1940 Act) that present minimal credit risks as determined by the Adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities generally include: (1) securities that are rated by two or more Rating Agencies (or the only Rating Agency which has issued a rating) in one of the two highest rating categories for short term debt securities; (2) securities that have no short term rating, if the issuer has other outstanding short term obligations that are comparable in priority and security as determined by the Adviser ("Comparable Obligations") and that have been rated in accordance with (1) above; (3) securities that have no short term rating, but are determined to be of comparable quality to a security satisfying
(1) or (2) above, and the issuer does not have Comparable Obligations rated by a Rating Agency; and (4) securities with credit supports that meet specified rating criteria similar to the foregoing and other criteria in accordance with applicable Securities and Exchange Commission ("SEC") regulations. Securities issued by a money market fund and securities issued by the U.S. Government may constitute eligible securities if permitted under applicable SEC regulations and Trust procedures. The Board of Trustees will approve or ratify any purchases by the Money Market Funds of securities that are rated by only one Rating Agency or that qualify under (3) above if required by applicable regulations or Trust procedures.

REITS

            Each of the Equity Funds and Fixed Income Funds may invest from time to time in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.


            REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage
REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the 1940 Act. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which the Fund invests.

            REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may be designated as a return of capital.

VARIABLE AND FLOATING RATE INSTRUMENTS


            Each Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between a Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the Adviser (or Sub-Advisers). In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

            The Adviser (or Sub-Advisers) will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of variable and floating rate obligations and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable and floating rate obligations will be deemed to have a maturity equal to the longer or shorter of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or Trust procedures.

            With respect to the Money Market Funds, variable and floating rate obligations held by a Fund may have maturities of more than 397 days, provided:
(a) (i) the Fund is entitled to payment of principal and accrued interest upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice) and (ii) the rate of interest on such instrument is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year, or (b) if the obligation is an asset-backed security, and if permitted under Trust procedures and applicable regulations, the security has a feature permitting the holder unconditionally to receive principal and interest within 13 months of making demand.

GUARANTEED INVESTMENT CONTRACTS

            Each Fund may make limited investments in Guaranteed Investment Contracts ("GICs") issued by U.S. insurance companies. When investing in GICs a Fund makes cash contributions to a deposit fund or an insurance company's general account. The insurance company then credits to that Fund monthly a guaranteed minimum interest which may be based on a fixed rate or a fixed spread over an index, such as the London Interbank Offered Rate ("LIBOR"). The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. GICs may provide a lower rate of return than may be available to a Fund through other types of investments the Fund is permitted to make. A GIC is backed only by the insurance company that issued the GIC and, therefore, payments on the GIC are subject to the insurance company's capacity to pay. Failure of the issuing company could result in a default on a GIC. A Fund will purchase a GIC only when the Adviser (or Sub-Adviser) has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies. For the Money Market Fund, the Fund's investments in GICs will not exceed 10% of the Fund's net assets. In addition, because each Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Funds) of the Fund's net assets.

            The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

REPURCHASE AGREEMENTS

            Securities  held by each Fund (other than the Treasury  Money Market
Fund) may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund's Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities.

            The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

            With respect to the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds, although the securities subject to repurchase agreements may bear maturities exceeding 397 days, the Funds presently intend to enter only into repurchase agreements which terminate within seven days after notice by the Funds. If a Fund were to enter into repurchase agreements which provide for a notice period greater than seven days in the future, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 10% of the Fund's net assets.

REVERSE REPURCHASE AGREEMENTS


            Each Fund (other than Treasury Money Market Fund) may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund's investment restrictions having a value at least equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act. A Fund will not engage in reverse repurchase transactions if such transactions, combined with any other borrowings, exceed one-third of the Fund's assets.


LENDING OF PORTFOLIO SECURITIES


            Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may lend securities to broker-dealers, banks or other institutional borrowers pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to 102% (105% of the market value of the international securities loaned)of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate value of all outstanding securities loans combined with any other deemed borrowings of a Fund exceed 50% of the value of its total assets. When a Fund lends its portfolio securities, the collateral (i.e. the cash or securities that the Fund is obligated to return) can be included as part of the Fund's total assets in calculating the percentage of the Fund's total assets on loan. Collateral must be valued daily by the Adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

            A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on such invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

ILLIQUID SECURITIES

            Each of the Equity Funds, Asset Allocation Funds, Fixed Income Funds and Tax-Free Bond Funds will not invest more than 15% of their respective net assets in securities that are illiquid. The Money Market Funds will not knowingly invest more than 10% of the value of their respective net assets in securities that are illiquid. Illiquid securities would generally include repurchase agreements and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

            Each Fund may purchase securities which are not registered under the
1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

TAXABLE MONEY MARKET INSTRUMENTS

            Each of the Tax-Free Bond Funds may invest, from time to time, a portion of its assets for temporary defensive or liquidity purposes in short-term money market instruments, the income from which is subject to federal income tax ("Taxable Money Market Instruments"). Taxable Money Market Instruments may include: obligations of the U.S. government and its agencies and instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the highest rating category of S&P, Fitch or Moody's; certificates of deposit; bankers' acceptances; and repurchase agreements with respect to such obligations.

FOREIGN SECURITIES AND CURRENCIES

            Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds (other than the Government Mortgage Fund) may invest in securities issued by foreign issuers either directly or indirectly through investments in ADRs, EDRs or GDRs. The Government Mortgage Fund may invest in ADRs, EDRs and GDRs (see "American, European and Global Depositary Receipts" below). Such securities may or may not be listed on foreign or domestic stock exchanges.

            Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets, volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

            With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.

            With respect to the International Equity and Strategic Income Bond Funds, certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets. Since these Funds will invest substantially in securities denominated in or quoted in currencies other than the U.S. dollar, changes in currency exchange rates (as well as changes in market values) will affect the value in U.S. dollars of securities held by the Funds. Foreign exchange rates are influenced by trade and investment flows, policy decisions of governments, and investor sentiment about these and other issues. In addition, costs are incurred in connection with conversions between various currencies.

            Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, ten new countries, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia, became members of the EMU in 2004 but will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.

            The European Central Bank has control over each country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

            The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union will have an impact on the euro. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund, particularly the International Equity Fund.

            The expense ratio of a Fund investing substantially in foreign securities can be expected to be higher than that of funds investing in domestic securities. The costs of investing abroad are generally higher for several reasons, including the cost of investment research, increased costs of custody for foreign securities, higher commissions paid for comparable transactions involving foreign securities, and costs arising from delays in settlements of transactions involving foreign securities.

            Interest and dividends payable on the Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by tax credits or deductions allowed to investors under U.S. federal income tax provisions, they may reduce the return to the Fund's shareholders.


            Some of the countries in which the Multi-Factor Small Cap Growth Fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government approved or authorized investment vehicles, which may include other investment companies. The Fund may also invest in other investment companies that invest in foreign securities. Investing in such vehicles may involve layered fees or expenses and may be subject to limitations under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the Fund does not own more than 3% of the voting stock of any one investment company. As a shareholder, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITARY RECEIPTS

            Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may invest in ADRs, EDRs, GDRs and other similar global instruments. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter markets. ADR prices are denominated in U.S. dollars although the underlying securities may be denominated in a foreign currency. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are receipts structured similarly to EDRs and are marketed globally. GDRs are designed for trading in non-U.S. securities markets. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities, but those that are traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and, therefore, will be subject to a Fund's limitation with respect to illiquid securities.

            The principal difference between sponsored and unsponsored ADR, EDR and GDR programs is that unsponsored ones are organized independently and without the cooperation of the issuer of the underlying securities. Consequently, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile.

FOREIGN GOVERNMENT OBLIGATIONS

            Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's (or Sub-Adviser's) assessment of gross domestic product in relation to aggregate debt, current account surplus or deficit, the trend of the current account, reserves available to defend the currency, and the monetary and fiscal policies of the government. Certain foreign governments may be less capable of meeting repayment obligations on debt on a timely basis than, for example, the United States government.

FOREIGN CURRENCY TRANSACTIONS

            In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds are authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Funds to establish a rate of exchange for a future point in time.

            When entering into a contract for the purchase or sale of a security, these Funds may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.


            When the Adviser (or Sub-Advisers) anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.


            A separate account consisting of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations equal to the amount of a Fund's assets that could be required to consummate forward contracts will be established with the Trust's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Funds. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

EXCHANGE RATE-RELATED SECURITIES

            Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may invest in debt securities for which the principal due at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is also denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the risks associated with these securities. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange
Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

CONVERTIBLE SECURITIES

            Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may invest in convertible securities entitling the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. The value of a convertible security may fluctuate in inverse proportion to interest rates. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less market risk than the corporation's common stock. Nonetheless, convertible securities could lose value or become worthless if, for example, the issuer becomes bankrupt. Convertible securities will not normally decrease significantly below their conversion value. The value of the convertibility feature depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.


            In selecting convertible securities, the Adviser (or Sub-Advisers) will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser (or Sub-Advisers) will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may retain a portfolio security whose rating has been changed if the Adviser (or Sub-Advisers) deems that retention of such security is warranted.

CORPORATE DEBT OBLIGATIONS

            Each Fund may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

OTHER DEBT SECURITIES

            Each Fund may also invest in other debt securities which may include: equipment lease and trust certificates; collateralized mortgage obligations; state, municipal and private activity bonds; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities of supranational organizations such as the World Bank; participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities such as mortgage backed securities, Certificates of Automobile Receivables ("CARS") and Certificates of Amortizing Revolving Debts ("CARDS"); private placements; and income participation loans. Some of the securities in which the Fund invests may have warrants or options attached.

            Appreciation in the value of a debt security may result from an improvement in the credit standing of the issuer of the security or a general decline in the level of interest rates or a combination of both. An increase in the level of interest rates generally reduces the value of the fixed rate debt instruments held by a Fund; conversely, a decline in the level of interest rates generally increases the value of such investments. An increase in the level of interest rates may temporarily reduce the value of the floating rate debt instruments held by the Fund; conversely, a decline in the level of interest rates may temporarily increase the value of those investments.

            The Balanced Allocation, Intermediate Bond and Limited Maturity Bond Funds invest only in investment grade debt securities which are rated at the time of purchase within the four highest rating categories assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and BBB), or Fitch (AAA, AA, A and BBB), or, if unrated, which are determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. The Total
Return Advantage Fund normally invests substantially all of its assets in investment grade debt securities but may invest up to 15% of its securities in lower grade securities. See "Ratings Criteria" above.


            In the event that subsequent to its purchase by the Fund, a rated security ceases to be rated or its rating is reduced below investment grade, the Adviser (or Sub-Advisers) will consider whether the Fund should continue to hold the security.


WARRANTS

            Each of the Equity Funds and Balanced Allocation Fund may invest in warrants. Warrants enable the owner to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

FUTURES AND RELATED OPTIONS

            Each of the Equity Funds may invest in stock index futures contracts and options on futures contracts in attempting to hedge against changes in the value of securities that they hold or intend to purchase. Futures contracts may also be based on financial instruments such as stock index option prices. The Balanced Allocation Fund may invest in stock index, interest rate, bond index and foreign currency futures contracts and options on these futures contracts. Each of the Equity Funds and the Balanced Allocation Fund may also invest in futures contracts based on the Chicago Board of Exchange Volatility Index ("VIX Futures"). VIX Futures are an index of market sentiment derived from S&P 500 Index option prices, and are designed to reflect investors' consensus view of expected stock market volatility over future periods. The Bond, High Yield Bond, Limited Maturity Bond, Strategic Income Bond, Total Return Advantage and Ultra Short Bond Funds may invest in interest rate and bond index futures contracts and options on futures contracts in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline. Each Fixed Income Fund may invest in futures contracts on U.S. Treasury obligations in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline or to seek to increase total return.

            Each of the Equity Funds may invest in stock index futures contracts in attempting to hedge against changes in the value of securities that it holds or intends to purchase or to maintain liquidity. The International Equity Fund may also invest in foreign currency futures contracts and options in anticipation of changes in currency exchange rates. A Fund might sell a futures contract in order to offset an expected decrease in the value of its portfolio that might otherwise result from a market decline. Each of these Funds may invest in the instruments described either to hedge the value of their respective portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, each of these Funds may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

            Each of the High Yield Bond and Ultra Short Bond Funds may invest in the instruments described either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, each Fund may purchase a futures contract in anticipation of purchases of securities. In addition, each Fund may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

            Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of an index or the cash value of a stated amount of a foreign currency. When interest rates are rising, futures contracts can offset a decline in value of the securities held by a Fund. When rates are falling or prices of securities are rising, these contracts can secure higher yields for securities a Fund intends to purchase.

            The Funds and their trustees and officers have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under such Act. In connection with a Fund's position in a futures contract or option thereon, it will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

            CALL AND PUT OPTIONS. The Funds may purchase and sell call and put options on futures contracts traded on an exchange, board of trade or other trading facility. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's securities is expected to decline, it might purchase put options or sell call options on futures contracts rather than sell futures contracts.

            The Funds may write covered call options, buy put options, buy call options and sell or "write" secured put options on a national securities exchange and issued by the Options Clearing Corporation for hedging purposes. Such transactions may be effected on a principal basis with primary reporting dealers in U.S. government securities in an amount not exceeding 5% of a Fund's net assets. Such options may relate to particular securities, stock or bond indices, financial instruments or foreign currencies. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

            A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to or only at the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

            A Fund may purchase and sell put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A Fund may also purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a closing sale transaction (a sale by a Fund, prior to the exercise of an option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

            In addition, each Fund may write covered call and secured put options. A covered call option means that a Fund owns or has the right to acquire the underlying security subject to call at all times during the option period. A secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation and may be effected on a principal basis with primary reporting dealers in the U.S.

            In order to close out put or call option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

            The aggregate value of the securities subject to options written by a Fund will not exceed 33-1/3% (20% with respect to the S&P 500 Index Fund) of the value of its net assets. In order to close out an option position prior to maturity, a Fund may enter into a "closing purchase transaction" by purchasing a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option which it previously wrote.

            Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of a Fund. For a detailed description of these investments and related risks, see Appendix B attached to this SAI.

      RISK FACTORS ASSOCIATED WITH FUTURES AND RELATED OPTIONS

            To the extent that a Fund engages in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities in its portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established.

            Successful use of futures by the Funds also are subject to the Adviser's (or Sub-Adviser's) ability to predict correctly movements in the direction of securities prices, interest rates and other economic factors. For example, if the Funds have hedged against the possibility of a decline in the market adversely affecting the value of securities held in their funds and prices increase instead, the Funds will lose part or all of the benefit of the increased value of securities which they have hedged because they will have offsetting losses in their futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

            Although the Funds intend to enter into futures contracts and options transactions only if there is an active market for such investments, no assurance can be given that a liquid market will exist for any particular contract or transaction at any particular time. See "Illiquid Securities." Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible, or a Fund determines not, to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund being hedged, if any, may offset partially or completely losses on the futures contract.

            The primary risks associated with the use of futures contracts and options are:

            1. the imperfect correlation between the change in market value of the securities held by a Fund and the price of the futures contract or option;

            2. possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;

            3. losses greater than the amount of the principal invested as initial margin due to unanticipated market movements which are potentially unlimited; and


            4. the Adviser's (or Sub-Advisers') ability to predict correctly the direction of securities prices, interest rates and other economic factors.


DOLLAR ROLLS

            The Balanced Allocation Fund, Fixed Income Funds and Tax-Free Bond Funds may enter into Dollar Roll Agreements, which are similar to reverse repurchase agreements. Dollar Rolls are transactions in which securities are sold by the Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar Rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to which the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. At the time the Fund enters into a Dollar Roll, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

SHORT SALES

            Each Fund may engage in short sales of its securities. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

            Each Fund (other than the S&P 500 Index Fund) may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short. If a Fund sells securities short against the box, it may protect itself from a loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

            The S&P 500 Index Fund may also engage in short sales other than short sales against the box. Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the SEC and its staff. The Fund may fulfill the account segregation requirements by having the Fund's custodian identify assets on its records as being held to cover short positions rather than maintaining a segregated account.

ASSET-BACKED SECURITIES

            The  Balanced  Allocation  Fund,  the Fixed Income Funds and, to the
extent permitted by Rule 2a-7 under the 1940 Act and as is consistent with their investment objective and policies, the Money Market Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the  securities,  net  of any  fees  paid  to the  issuer  or  guarantor  of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by a Fund may include collateralized mortgage obligations ("CMOs") issued by private companies.

            In general, the collateral supporting non-mortgage, asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.

            Each of these Funds may purchase securities that are secured or backed by mortgages and are issued by entities such as GNMA, FNMA, Freddie Mac, or private mortgage conduits. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Except for private mortgage conduits, these securities represent ownership in a pool of federally insured mortgage loans. The yield and average life characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (I.E., loans) generally may be prepaid at any time. As a result, if a mortgage-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce the expected yield to maturity and average life, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and average life. Conversely, if a mortgage-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, the expected yield to maturity and average life. There can be no assurance that a Fund's estimation of the duration of mortgage-backed securities it holds will be accurate or that the duration of such instruments will always remain within the maximum target duration. In calculating the average weighted maturity of the Funds, the maturity of mortgage-backed securities will be based on estimates of average life.

            Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities generally will decline; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as that of other similar duration fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

            These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the market for mortgage-backed securities is ordinarily quite liquid, in times of financial stress the market for these securities can become restricted.

            There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a publicly-held company owned by its shareholders that was created by an act of Congress. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). Freddie Mac is a publicly-held company owned by its shareholders that was created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any FHLBs and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

            From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of FNMA and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted.

            Privately issued mortgage-backed securities will carry an investment grade rating at the time of purchase by S&P or by Moody's or, if unrated, will be in the Adviser's opinion equivalent in credit quality to such rating. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

            CMOs may be issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises, including FNMA and Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs.

            Each class of a CMO, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date.

            The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of the CMO in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final scheduled distribution date have been paid in full.

            Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

            Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

COLLATERALIZED DEBT OBLIGATIONS

            The High Yield Bond Fund may invest in collateralized bond obligations ("CBOs"), which are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

            The Fund also may invest in collateralized loan obligations ("CLOs"), which are trusts typically consisting of loans made to issuers (both U.S. and foreign). A CLO consists of a portfolio of many underlying loans where the cash flows from the securitization are derived from this portfolio of loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

INTEREST RATE AND TOTAL RETURN SWAPS

            The Balanced Allocation Fund and Fixed Income Funds may enter into interest rate swaps for hedging purposes and not for speculation. These Funds also may use total return swaps. A Fund will typically use interest rate or total return swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its investments. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or the total return of a predefined "index," such as an exchange of fixed rate payments for floating rate payments or an exchange of a floating rate payment for the total return on an index.


            The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. A Fund will not enter into any interest rate swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated, with respect to the Bond, Government Mortgage, Intermediate Bond, Limited Maturity Bond, Strategic Income Bond and Total Return Advantage Funds, either "A" or "A-1" or better by S&P or Fitch, or "A" or "P-1" or better by Moody's or is otherwise deemed equally creditworthy by the Adviser.

            A Fund will only enter into swaps on a net basis, (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and their Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian.


            If there is a default by the other party to a swap transaction, the Fund involved will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

ZERO COUPON OBLIGATIONS

            The Balanced Allocation Fund, Fixed Income Funds and Tax-Free Bond Funds may invest in zero coupon obligations. Each other Fund may also invest in zero coupon obligations for temporary purposes. See "Money Market Instruments" below. Zero coupon obligations are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. Such obligations may have higher price volatility than those which require the payment of interest periodically. The Adviser (or Sub-Adviser) will consider the liquidity needs of the Fund when any investment in zero coupon obligations is made.

INCOME PARTICIPATION LOANS

            The Balanced Allocation, High Yield Bond, Intermediate Bond, Limited Maturity Bond, Strategic Income Bond, Total Return Advantage and Ultra Short Bond Funds may make or acquire participations in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

            Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require repayment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees of the Trust will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

CERTIFICATES OF PARTICIPATION

            The Tax-Free Bond Funds may purchase Municipal Securities in the form of "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The municipal leases underlying the certificates of participation in which the Funds invest will be subject to the same quality rating standards applicable to Municipal Securities. Certificates of participation may be purchased from a bank, broker-dealer or other financial institution. The lease payments and other rights under the lease provide for and secure the payments on the certificates.

            Lease obligations may be limited by law, municipal charter or the duration or nature of the appropriation for the lease and may be subject to periodic  appropriation.  In  particular,  lease  obligations  may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default; in such event, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In addition, certificates of participation are less liquid than other bonds because there is a limited secondary trading market for such obligations.

WHEN-ISSUED SECURITIES

            Each Fund may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The Funds do not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities. In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive. One form of when-issued or delayed delivery security that a Fund may purchase is a "to be announced" (TBA) mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

            When a Fund agrees to purchase when-issued securities, the custodian segregates cash or liquid portfolio securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceed 25% of the value of its total assets.

            When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. A Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

MONEY MARKET INSTRUMENTS

            Each Fund may invest in various short-term obligations such as domestic and foreign commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements, reverse repurchase agreements and GICs. Each Fund (other than the Money Market Funds) may hold temporary cash balances pending investment in such instruments or may invest up to 100% of its assets in such instruments for temporary defensive purposes. Each Money Market Fund may invest in money market instruments in accordance with Rule 2a-7 under the 1940 Act and as is consistent with its investment objectives and policies.

            Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar-denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. These bank obligations are not issued by the Federal Deposit Insurance Corporation. The Funds may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of their total assets. Investment in non-negotiable time deposits is limited to no more than 5% of a Fund's total assets at the time of purchase.

            Investments in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's, "F2" or better by Fitch or, if not rated, determined by the Adviser (or Sub-Adviser) to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Investments may also include corporate notes. In addition, each Fund may invest in Canadian Commercial Paper which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Each Fund may acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

            Investments in the obligations of foreign branches of U.S. banks, foreign banks and other foreign issuers may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. A Fund will invest in the obligations of foreign banks or foreign branches of U.S. banks only when the Adviser (or Sub-Adviser) believes that the credit risk with respect to the instrument is minimal, except that the International Equity Fund and Strategic Income Bond Fund will not be subject to this limitation so long as such investments are otherwise consistent with their investment objectives and policies.

GOVERNMENT SECURITIES


            The Treasury Money Market Fund may only invest in direct obligations of the U.S. Treasury and investment companies that invest only in such obligations. Each other Fund may invest in U.S. government agency obligations, examples of which include the obligations of FHLBs, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, and Federal Intermediate Credit Banks and Maritime Administration. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the GNMA. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of Freddie Mac, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Some of these investments may be variable or floating rate instruments. See "Variable and Floating Rate Instruments." The Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, Money Market and Government Money Market Funds will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.


U.S. TREASURY OBLIGATIONS AND RECEIPTS

            Each Fund may invest in U.S. Treasury obligations consisting of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS (Separately Traded Registered Interest and Principal Securities).

            The Funds may invest in separately traded interest and principal component parts of the U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), Liquid Yield Option Notes (LYONs), and Certificates of Accrual on Treasury Securities
(CATS). TIGRs, LYONs and CATS are interests in private proprietary accounts while TR's are interests in accounts sponsored by the U.S. Treasury. The private proprietary accounts underlying TIGRs, LYONs and CATS are not government guaranteed.

            Securities denominated as TRs, TIGRs, LYONs and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

STAND-BY COMMITMENTS

            The Tax-Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, and Tax Exempt Money Market Fund may acquire stand-by commitments. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Securities at a specified price. Stand-by commitments acquired by a Fund must be of high quality as determined by any Rating Agency, or, if not rated, must be of comparable quality as determined by the Adviser. A Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

EURODOLLAR AND YANKEE OBLIGATIONS


            The Money Market Fund may invest in Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.


            Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

DERIVATIVE INSTRUMENTS

            Each of the Equity Funds, Balanced Allocation Fund, Fixed Income Funds and Money Market Funds may purchase certain "derivative" instruments. Derivative instruments are instruments that derive value from the performance of underlying securities, interest or currency exchange rates, or indices, and include (but are not limited to) futures contracts, options, forward currency contracts and structured debt obligations (including CMOs, various floating rate instruments and other types of securities).

            Like all investments, derivative instruments involve several basic types of risks which must be managed in order to meet investment objectives. The specific risks presented by derivatives include, to varying degrees, market risk in the form of underperformance of the underlying securities, exchange rates or indices; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the securities, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying securities, rates or indices on which it is based; extension risk that the expected duration of an instrument may increase or decrease; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles. To the extent a Fund invests in derivative instruments for non-hedging purposes (i.e., to seek to increase total return), such practice is considered to be speculative and presents an even greater risk of loss.


TAX-EXEMPT DERIVATIVES AND OTHER MUNICIPAL SECURITIES

            The Tax-Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund may invest in tax-exempt derivative securities relating to Municipal Securities, including tender option bonds, participations, beneficial interests in trusts and partnership interests. (See generally "Derivative Instruments" above.)

            Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by a Fund from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Funds and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Securities, the creation of any tax-exempt derivative securities, or the bases for such opinions.

SECURITIES OF OTHER INVESTMENT COMPANIES

            Subject to 1940 Act limitations and pursuant to applicable SEC requirements, each Fund (other than the Aggressive Allocation and Conservative Allocation Funds) may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their NAV per share based on the amortized cost or penny-rounding method, i.e., money market funds. As described in their Prospectuses and this SAI, the Aggressive Allocation and Conservative Allocation Funds may invest their assets without limitation in Underlying Funds. See "Allegiant Aggressive Allocation Fund and Allegiant Conservative Allocation Fund" above.

            The Equity Funds, Fixed Income Funds and the Balanced Allocation Fund may invest in SPDRs, iShares Trust ("iShares") and similar index tracking stocks as is consistent with their investment objectives and policies. The SPDR Trust, DIAMONDS Trust and MidCap SPDR Trust are unit investment trusts that hold shares of companies in certain indices and seek to provide investment results that closely track, respectively, the S&P 500 Index, DJIA and S&P MidCap 400 Index. PDR Services LLC is the sponsor of each trust. Other index tracking stocks are structured similarly to SPDRs but track the price performance and dividend yield of different indices. iShares is a family of approximately 90 different exchange-traded index funds that seek to provide investment results that correspond generally to the performance of specified market indices and that are listed on various exchanges. Barclays Global Fund Advisors serves as investment adviser to the iShares Funds. SPDRs, iShares and other index tracking stocks can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. For example, stocks that track an index comprised of Nasdaq traded stocks, or stocks that track an index comprised of stocks of foreign companies (such as iShares which are described below), may be expected to fluctuate in value more widely than the SPDRs (which track the S&P 500 Index) or stocks that track other less volatile indices. Index tracking stocks are traded similarly to stocks of individual companies. Although an index tracking stock is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance because of trust expenses and other factors. The SPDR Trust and trusts underlying other index tracking stocks are structured to be regulated investment companies and may make distributions to a Fund that may not be characterized entirely as ordinary income for tax purposes. Such distributions will be passed through to Fund investors in the character as received by the Fund. Because investments in SPDRs and other index tracking stocks represent interests in unit investment trusts, such investments are subject to the 1940 Act's limitations on investments in other investment companies.

            In addition, to the extent consistent with its policy regarding investments in foreign securities, each of the Equity Funds, Balanced Allocation Fund, and Fixed Income Funds (other than the Government Mortgage Fund) may purchase shares of investment companies investing primarily in foreign securities, including "country funds" which have portfolios consisting exclusively of securities of issuers located in one foreign country, and may also purchase iShares issued by iShares, Inc. and similar securities of other issuers. "Country funds" may be either open-end or closed-end investment companies. In the event substantial market or other disruptions affecting iShares or other country funds should occur, the liquidity and value of a Fund's shares could also be substantially and adversely affected, and the Fund's performance could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares or other country funds as part of its investment strategy.

            As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by a Fund and, therefore, will be borne indirectly by its shareholders.

            Each Fund (other than the Aggressive Allocation Fund and Conservative Allocation Fund) currently intends to limit its investments in securities issued by other investment companies (except iShares, SPDRs and the related exchange-traded funds governed by the SEC order referenced below) so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole; and (iv) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Funds and other investment companies advised by the Adviser. iShares and SPDRs have each obtained an order from the SEC that permits other SEC registered funds to acquire iShares and SPDRs beyond the limitations set forth in the 1940 Act if certain conditions are met. The Tax-Free Bond Funds and Money Market Funds will not invest in exchange-traded funds beyond the limits permitted by the 1940 Act.

            Notwithstanding these limitations, the Trust has obtained an order from the SEC that allows each Fund (other than the Money Market Funds) to use their cash balances that have not been invested in portfolio securities and cash collateral from the Funds' securities lending program to purchase shares of one or more money market funds offered by the Trust. If a money market fund offers more than one class of shares, a Fund will only invest in the class with the lowest expense ratio at the time of investment. A Fund will hold shares of the Trust's money market funds only to the extent that the Fund's aggregate investment in the money market funds does not exceed 25% of the Fund's total assets.

MUNICIPAL SECURITIES

            The Tax-Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund may invest in Municipal Securities. The two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. Municipal
Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, and the extension of loans to public institutions and facilities.

            Municipal Securities that are payable only from the revenues derived from a particular facility may be adversely affected by federal or state laws, regulations or court decisions which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws, decisions and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Municipal Securities, the payment of interest and principal on which is insured in whole or in part by a governmentally created fund, may be adversely affected by laws or regulations which restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such Municipal Securities. Similarly, the payment of interest and principal on Municipal Securities may be adversely affected by respective state laws which limit the availability of remedies or the scope of remedies available in the event of a default on such Municipal Securities. Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific Municipal Securities the Funds will invest from time to time or predicting the nature or extent of future judicial interpretations or changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws, regulations and judicial interpretations on the securities in which the Funds may invest and, therefore, on the shares of the Fund.

            There are, of course, variations in the quality of Municipal Securities both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including the financial condition of the issuer, the general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Rating Agencies represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Adviser will consider such an event in determining whether the Funds should continue to hold the obligation.

            The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest or the principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

            Certain Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer or original purchaser of the Municipal Securities at the time of their original issuance. In the event that the issuer defaults on interest or principal payments, the insurer of the obligation is required to make payment to the bondholders upon proper notification. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

            Municipal notes in which the Funds may invest include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital or capital facilities needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

            The Funds invest in Municipal Securities which at the time of purchase are rated in one of the four highest rating categories by a Rating
Agency for bonds and in one of the two highest rating categories by a Rating Agency for money market securities.

            Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees. If the rating of an obligation held by a Fund is reduced below its rating requirements, the Fund will sell the obligation when the Adviser believes that it is in the best interests of the Fund to do so. The applicable ratings are more fully described in Appendix A.

            Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal and state income taxes are rendered by qualified legal counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

            SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN MICHIGAN MUNICIPAL SECURITIES. The following information is drawn from various Michigan governmental publications, particularly the Governor's Executive Budget for Fiscal Year 2005-2006 and from other publicly available sources relating to securities of the State and its political subdivisions. While the Trust has not independently verified such information, it has no reason to believe that it is not correct in all material respects.


            The  economy of the State of Michigan is  principally  dependent  on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture, and is and has been historically highly cyclical. The 2001-2003 national economic downturn continues to have a significant adverse impact on the State's economy and upon the revenue of the State and its political subdivisions, disproportionate to, and more severe than, that upon the nation as a whole. The decline in Michigan wage and salary employment from its peak in early 2000 has been three times more severe than the national decline from its peak. In 2004, Michigan wage and salary employment declined by an estimated 1.1%, marking the fourth straight year of employment decline, and the unemployment rate in the State as of June, 2005 was an estimated 6.8%. However, in 2004 personal income in Michigan is estimated to have grown 2.7% on a year to year basis.


            The overall decline in the national economy, exacerbated by Michigan's dependence upon manufacturing, and particularly automobile manufacturing, had the effect of requiring the State to make significant adjustments in expenditures and to seek additional revenue sources. This process continued throughout the period 2001 through mid-2005. Among other means of supporting expenditures for State programs, the State's Counter-Cyclical Budget and Economic Stabilization Fund, a reserve fund designed for times of economic decline, which exceeded $1.2 billion as of September 30, 2000, has been substantially expended, its balance at September 30, 2004 being $81 million.

            To the degree that the Michigan Intermediate Municipal Bond Fund contains private activity bonds or other "revenue" securities, the decline in economic conditions, as a separate matter, may adversely affect the capacity of users of the facilities constructed or acquired through the proceeds of such bonds to make periodic payments for the use of those facilities.

            The Michigan Constitution restricts the extent to which the State may expend in any one year funds in excess of the revenue for that year. In addition, the Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or the average of the three prior calendar years whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year State governmental revenues to total calendar year 1977 State personal income (which was 9.49%). The State may raise taxes in excess of the limit for emergencies through action by the Governor and two-thirds of the members of each house of the Legislature.

            The Michigan Constitution also provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the following fiscal year; which means the year following the determinations of the shortfall. The State now calculates the required percentage of spending paid to local government units to be 48.97%.

            The State has issued and has outstanding general obligation full faith and credit bonds for Water Resources, Environmental Protection Program, Recreation Program and School Loan Purposes. As of September 30, 2004, the State had approximately $1.5 billion of general obligation bonds outstanding. The State Constitution provides that the State may borrow money and issue its obligations for repayment if such measure is adopted by two-thirds of the members of each house of the Legislature, and approved by a majority of the electorate. However, the State may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligation bonds issued by local school districts.

            The State is party to various legal proceedings seeking damages or injunctive or other relief. Certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances.

            The   State   Constitution   also   limits   the   extent  to  which
municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

            In 1994, Michigan voters approved a comprehensive property tax and school finance reform measure commonly known as Proposal A. Under Proposal A, as approved and implemented, effective May 1, 1994 the State's sales and use tax increased from 4% to 6%, the State's income tax decreased from 4.6% to 4.4% (since reduced to 3.9%), and other new or increased taxes were imposed, including those on tobacco products and real estate transfers. In addition, beginning in 1994, a new State property tax of 6 mills began to be imposed on all real and personal property subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on non-homestead property and non-qualified agricultural property.

            Other constitutional and statutory provisions implementing Proposal A regulate the ability of local school districts to levy taxes, and limit assessment increases for each parcel of property for all property tax purposes, beginning in 1995. Such increases are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value.

      The net effect of Proposal A has been to shift significant portions of the costs of local school operations from local school districts to the State and to raise additional State revenues to fund those additional State expenses. However, these additional revenues are included within the State's constitutional revenue limitations and thus impact the State's ability to increase revenue for all State purposes. Additional revenue sources are the subject of continuing discussion between the Governor and the Legislature at mid-2005.

            SPECIAL  CONSIDERATIONS  REGARDING  INVESTMENTS  IN  OHIO  MUNICIPAL
SECURITIES. As described above, each of the Allegiant Ohio Intermediate Tax Exempt Bond and Allegiant Ohio Municipal Money Market Funds will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). Each Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

      Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

      There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.


      Much of this information is as of September 22, 2005, particularly debt figures and other statistics.


      Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10,847,100 in 1990.

      While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.


      In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.2% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in
2003  (6.1% vs.  6.0%) and in 2004  (6.0% vs.  5.5%).  In July  2005,  the State
unemployment rate was higher than the national rate (5.7% vs. 5.0%). The unemployment rate and its effects vary among geographic areas of the State.

      There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

      The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is effectively precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

      Recent biennium ending GRF balances were:

      --------------------------------------------------------------------
                                                         FUND BALANCE LESS
                        CASH               FUND              DESIGNATED
      BIENNIUM         BALANCE           BALANCE(A)         TRANSFERS(B)
      ====================================================================
      1994-95      $1,312,234,000      $928,019,000         $70,000,000
      --------------------------------------------------------------------
      1996-97       1,367,750,000       834,933,000         149,033,000
      --------------------------------------------------------------------
      1998-99       1,512,528,000       976,778,000         221,519,000
      --------------------------------------------------------------------
      2000-01         817,069,000       219,414,000         206,310,000
      --------------------------------------------------------------------
      2002-03         396,539,000        52,338,000          52,338,000
      --------------------------------------------------------------------
      2004-05       1,209,200,000       682,632,000         127,800,000
      --------------------------------------------------------------------


(a) Reflects the ending cash balance less amounts encumbered to cover financial commitments made prior to the end of the fiscal year.


(b) Reflects the ending fund balance less amounts designated for transfer from that balance to the BSF and any other funds.

      Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

      The appropriations acts for the 2006-07 biennium include all necessary appropriations for debt service on State obligations and for lease payments relating to lease obligations issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission.

      The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for the recent and the current bienniums.

      1994-95. Expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales and use) were significantly above estimates. Transfers from the biennium-ending GRF fund balance included $535,200,000 to the BSF and $322,800,000 to other funds, including a family services stabilization fund in anticipation of possible federal programs changes.

      1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,800,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network, $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund (ITRF).

      1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.

      2000-01. The State's financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610,400,000 was transferred to the ITRF.

      In the  middle of the  second  year of the  biennium,  the  State  enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247,600,000, with $125,000,000 coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1 to 2% cut to most State departments and agencies. Expressly excluded from the reductions were elementary and secondary education.

      In March 2001, new lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions mentioned above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended Fiscal Year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

      2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing weak economic conditions. Budgetary pressures during this period were primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

      Consideration came in four general time frames - the June 2001 biennial appropriation act, late fall/early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

      The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

      That original appropriations act also provided for the following uses of certain reserves, aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections:

      o Transfer of up to $150,000,000 from the BSF to the GRF for increased Medicaid costs.

      o An additional $10,000,000 transfer from the BSF to an emergency purposes fund.

      o Transfer to the GRF in Fiscal Year 2002 of the entire $100,000,000 balance in the Family Services Stabilization Fund.

      The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections, particularly personal income taxes and sales taxes, OBM then projected GRF revenue shortfalls of $709,000,000 for Fiscal Year 2002 and $763,000,000 for Fiscal Year 2003. Executive and legislative actions taken to address those shortfalls included:

      o Spending reductions and limits on hiring and major purchases. Governor ordered spending reductions at the annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for debt service related payments, primary and secondary education and the adjutant general.

      o December 2001 legislation, the more significant aspects of which included:

            o Authorizing transfer of up to $248,000,000 from the BSF to the GRF during the current biennium. This was in addition to the $160,000,000 in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $607,000,000).

            o Reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in Fiscal Years 2002 and 2003, intended to be replenished from settlement receipts in Fiscal Years 2013-14.

            o     Reducing   appropriation   spending   authorizations  for  the
                  legislative and judicial branches.

            o Authorizing Ohio's participation in a multi-state lottery game, estimated to generate $40,000,000 annually beginning in Fiscal Year 2003.

      Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income and corporate franchise taxes. These additional GRF estimated shortfalls were approximately $763,000,000 in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken for Fiscal Year 2002 to ensure a positive GRF fund balance for Fiscal Year 2002 and the biennium. In addition to further appropriation reductions for certain departments and other management steps, those actions included legislation providing for among other things:


      o Authorization of additional transfers to the GRF of the then remaining BSF balance ($607,000,000) as needed in Fiscal Years 2002 and 2003, and of $50,800,000 of unclaimed funds.

      o $50,000,000 reduction in the Fiscal Year 2002 ending GRF balance (to $100,000,000 from its previously budgeted level of $150,000,000).

      o Increased cigarette tax by 31(cent) per pack (to a total 55(cent) a pack), estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003.

      o Transfers to the GRF of $345,000,000 from tobacco settlement money received in Fiscal Years 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities, with moneys for that purpose replaced by $345,000,000 in additionally authorized general obligation bonds.

      o Extension of the State income tax to Ohio-based trusts and exemption of certain Ohio business taxes from recent federal tax law economic stimulus changes by "decoupling" certain State statutes from federal tax law changes affecting business equipment depreciation schedules. The combination produced approximately $283,000,000 in Fiscal Year 2003.

      Fiscal Year 2002 ended with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash). This was accomplished by the remedial steps described above, including significant transfers from the BSF ($534,300,000) and from tobacco settlement moneys ($289,600,000). The Fiscal Year 2002 ending BSF balance was $427,904,000, with that entire balance appropriated for GRF use if needed in Fiscal Year 2003.

      On July 1, 2002, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for Fiscal Year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected prior budget balancing discussions between the Governor and General Assembly and reflected annual cutbacks ranging generally from 7.5% to 15%. Excluded from those cutbacks were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were debt service and lease rental payments relating to State obligations, and ad valorem property tax relief payments (made to local taxing entities).


      Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending, OBM in late January 2003 announced an additional GRF shortfall of $720,000,000 for Fiscal Year 2003. The Governor ordered immediate additional reductions in appropriations spending intended to generate an estimated $121,600,000 of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations).

      The Governor also proposed for the General Assembly's enactment by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM:

      o A 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings. This reduction is in addition to the prior local government fund distribution adjustments noted below.

      o Transfers to the GRF from unclaimed funds ($35,000,000) and various rotary funds ($21,400,000).

      o A one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.

      o An additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140,000,000.

      o A doubling of the current taxes on spirituous liquor and beer and wine, to net an additional $18,700,000.

      The General Assembly gave its final approval on February 25, 2003 to legislation authorizing the first three elements of the Governor's proposal, but that legislation did not include the proposed additional taxes on cigarettes and spirituous liquor and beer and wine.

      To offset the General Assembly's enactment of legislation that did not include the proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.


      Based on the Administration's continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200,000,000 from OBM's January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193,030,000 of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.


      The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

      Additional appropriations actions during the 2002-2003 biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

      2004-05. The GRF appropriations act for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial revenue of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease-rental payments related to State obligations.

      Among other expenditure controls, the Act included Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Year 2003 or the amount that would have been distributed under the standard formula.

      The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the Act including:

      o     A one-cent  increase in the State sales tax (to six percent) for the
            biennium   (expiring   June  30,   2005),   projected   to  generate
            approximately $1.25 billion in each Fiscal Year.


      o Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $21,000,000 annually, is subject to an ongoing legal challenge.)


      o     Moving local telephone companies from the public utility tax base to
            the  corporate   franchise  and  sales  tax,  projected  to  produce
            approximately $29,000,000 annually.

      o Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.

      o Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.

      The Act also authorized and OBM on June 30, 2004 transferred $234,700,000 of proceeds received from the national tobacco settlement into the GRF. In addition, the Act authorized the draw down during the biennium of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003. OBM drew down $211,600,000 and $316,800,000 of those federal monies in Fiscal Years 2004 and 2005, respectively.

      Based on regular monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for Fiscal Year 2004 and by $372,700,000 (1.48%) for Fiscal Year 2005, the Governor ordered Fiscal Year 2004 expenditure reductions of approximately $100,000,000. On July 1, the Governor ordered additional Fiscal Year 2005 expenditure cuts of approximately $118,000,000 and a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions were debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100,000,000 year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.


      The State ended Fiscal Year 2004 with a GRF fund balance of $157,509,000. Improving economic conditions had a positive effect on revenue in Fiscal Year 2005. With GRF revenue receipts modestly outperforming estimates for much of the Fiscal Year, OBM in June 2005 increased its GRF revenue estimates by $470,700,000. Final Fiscal Year 2005 GRF revenue came in $67,400,000 above that revised estimate. With Fiscal Year 2005 spending close to original estimates, the State made the following Fiscal Year-end allocations and transfers:
$60,000,000 to address a prior-year liability in the Temporary Assistance to Needy Families program; $40,000,000 to a disaster services contingency fund; $50,000,000 to the State's share of the school facilities construction program; and $394,200,000 to the BSF. After these and certain smaller transfers, the State ended Fiscal Year 2005 and the biennium with a GRF fund balance of $127,800,000 and a BSF balance of $574,205,000.

      CURRENT BIENNIUM. Consistent with State law, the Governor's Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provides for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures are:
5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.


      The GRF expenditure authorizations for the 2006-07 biennium reflect and are supported by a significant restructuring of major State taxes, including:

      o A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years.

      o Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).


      o Implementation of a new commercial activities tax (CAT) on gross receipts from doing business in Ohio that will be phased in over the 2005 through 2009 fiscal years. When fully phased in, the CAT will be levied at a rate of 0.26% on gross receipts in excess of $1,000,000.

      o A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).

      o An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.


      Litigation pending in the Ohio Court of Claims contests the Ohio Department of Human Services (ODHS, now Ohio Department of Job and Family Services (ODJFS)) former Medicaid financial eligibility rules for married couples when one spouse is living in a nursing facility and the other resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, the Court of Appeals ruled in favor of ODHS, and plaintiffs' petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period (beyond the current Fiscal Year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600,000,000 for the retroactive period and, based on current law, it is estimated that the State's share of those additional expenditures would be approximately $240,000,000. The Court of Appeals certified the class action and notice was sent to the members of the class. After trial for liability only was completed in the Court of Claims in January 2003, that Court in March 2004 issued a decision finding no ODJFS liability. The plaintiff class appealed that decision to the Franklin County Court of Appeals which in May 2005 held that the Court of Claims did not have jurisdiction over the case and remanded the case to the Court of Claims with instructions to vacate all prior proceedings and judgments. The plaintiff class has appealed the Court of Appeals decision to the Ohio Supreme Court and that appeal is currently pending.

      Litigation is also currently pending in the Cuyahoga County Court of Appeals relating to the transfer to the GRF and use in Fiscal Year 2002 for general State purposes of $60,000,000 in earned federal reimbursement on Title XX (Social Services Block Grant) expenditures. Plaintiff Cuyahoga County filed an action contesting this transfer and use of those monies for general State purposes, and the trial court ordered the State to return the monies to its Department of Job and Family Services. The State appealed the trial court's decision and order. In June 2005, the Court of Appeals upheld the trial court's decision. The State has appealed the Court of Appeals decision to the Ohio Supreme court and that appeal is currently pending.


      The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that "Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state."

      By 17 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment. All related to the financing of capital facilities, except for three that funded bonuses for veterans and one that funded coal technology research and development. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, and conservation. Although supported by the general obligation pledge, highway debt is backed by a pledge of and has always been paid from the State's motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

      A 1999 constitutional amendment provides an annual debt service "cap" applicable to future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, new bonds may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

      In addition to its issuance of highway bonds, the State has financed selected highway infrastructure projects by entering into agreements that call for payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly. Annual State payments under those agreements reach a maximum of $79,602,448 in Fiscal Year 2005. In the event of any insufficiency in those anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available federal moneys appropriated to ODOT for the purpose, and in the case of continued insufficiency the ODOT Director is to request a General Assembly appropriation for the purpose.


      State agencies also have participated in office building and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (COPs) have been issued in connection with those agreements that represent fractionalized interests in and are payable from the State's anticipated payments The maximum annual payment under those agreements, primarily made from GRF appropriations, is $11,718,700 in Fiscal Year 2017. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. Generally, the OBM Director's approval of such agreements is required, particularly if COPs are to be publicly-offered in connection with those agreements.

      A  statewide  economic   development  program  assists  the  financing  of
facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $500,000,000 to be outstanding at any one time (excluding bonds issued to meet guarantees, if any). The aggregate amount from the liquor profits to be used in any Fiscal Year in connection with these bonds (excluding bonds issued to meet guarantees, if any) may not exceed $45,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. A 1996 issue of $168,740,000 of taxable bonds refunded outstanding bonds and provided additional loan moneys for facilities and equipment (i.e., the State's direct loan program). $101,980,000 of taxable forward purchase bonds were issued in 1998 to refund, as of 2006, term bonds of the 1996 issue stated to mature in 2016 and 2021. In 2003, the State issued $50,000,000 in bonds for Innovation Ohio projects and $50,000,000 for research and development projects, followed by a 2004 issuance of $50,000,000 for its direct loan program. Pursuant to a 2000 constitutional amendment, the State has issued a first series of $50,000,000 of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $30,740,289 in Fiscal Year 2006.

      Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute "debt" under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

      Litigation was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools". On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

      In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

      With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.


      On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. And on October 20, 2003 the United States Supreme Court declined to accept the plaintiffs subsequent petition requesting further review of the case.

      The General Assembly has taken several steps, including significantly increasing State funding for public schools. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as "unfunded mandates."

      Under the current financial structure, Ohio's 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.


      School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

      The State's present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970's, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

      To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates (and effective July 1, 2005, municipal income taxes that may be shared with school districts). Many districts have submitted the question, and income taxes are currently approved in 145 districts.

      Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two Fiscal Years of the biennium over appropriations in the preceding biennium which were subject to State spending reductions for Fiscal Year 1992 of 2.5% of annual Foundation Program appropriations. There were no reductions for the 172 districts with the lowest per pupil tax valuations, and the reductions were in varying amounts with varying effects for the other districts. Foundation payments were excluded from the then Governor's spending reduction order for Fiscal Year 1993.

      Biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) for recent biennia were:

      o 1994-95 - $8.9 billion provided for 2.4% and 4.6% increases, respectively, in State aid in the biennium's two Fiscal Years.

      o 1996-97 - $10.1 billion representing a 13.6% increase over the preceding biennium total.

      o     1998-99 - $11.6 billion (18.3% over the previous biennium).

      o     2000-01 - $13.3 billion (15% over the previous biennium).

      o 2002-03 - $15.2 billion (17% over the previous biennium before the expenditure reductions).


      o 2004-05 - $15.7 billion (3.3% over the previous biennium before the expenditure reductions).


      State appropriations for the purpose made for the 2006-07 biennium are $16.3 billion (3.8% over the previous biennium), representing an increase of 2.0% in Fiscal Year 2006 over 2005 and 1.4% in Fiscal Year 2007 over 2006.

      Those total State 2006-07 biennial appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). The amount of lottery profits transferred to the LPEF totaled $635,150,000 in Fiscal Year 2002, $671,352,000 in Fiscal Year 2003, and $648,106,000 in Fiscal Year 2004 and $645,137,000 in Fiscal Year 2005.
Ohio's participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

      In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program. Beginning in Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district's foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during Fiscal Year 1999, with another six districts receiving a total of approximately $8,657,000 in Fiscal Year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In Fiscal Year 2001 four districts received approximately $3,800,000 under a restructured solvency assistance program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In Fiscal Year 2002, three districts received catastrophic grants totaling $2,569,970 and one district received a solvency advance in the amount of $421,000. In Fiscal Year 2003, three districts received solvency advances in the amount of $8,742,000 and no districts received catastrophic grants.

      Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal "fiscal emergencies" and "fiscal watch", but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently ten school districts in fiscal emergency status and twelve in fiscal watch status. New legislation has created a third, more preliminary, category of "fiscal caution." A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us.

      Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.


      For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Seventeen municipalities and one township are in "fiscal emergency" status and six municipalities in preliminary "fiscal watch" status.


      At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation -- commonly referred to in the context of Ohio local government finance as the "ten-mill limitation."

            SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA MUNICIPAL SECURITIES. The following information is a brief summary of factors affecting the economies and financial strengths of the Commonwealth of Pennsylvania, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the Commonwealth of Pennsylvania that were available prior to the date of this SAI. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

            The ability of the issuers of Pennsylvania Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Pennsylvania and to the fiscal stability of issuers of Pennsylvania Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt. In addition, the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no responsibility on the part of the Commonwealth of Pennsylvania to make payments on such local obligations.

            Although slower than expected growth resulted in revenue shortfalls in fiscal year 2003, the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) was able to have an unappropriated surplus of $209.3 million as of June 30, 2002 because (1) the Governor limited the amount of expenditures during fiscal year 2003 and (2) a transfer of $300 million to the Budget Stabilization Reserve Fund (an emergency fund of the Commonwealth) was reversed. Through calendar years 2002 and 2003, economic growth in the United States and Pennsylvania was below the projections used to estimate the Commonwealth's fiscal year 2002 and 2003 revenues.

            The Commonwealth's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of nonagricultural workers,
followed  by  the  categories  of  trade  and  manufacturing.   Future  economic
difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities and could adversely affect the market value of the Fund.

            Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including, as of May 20, 2003, suits relating to the following matters: (i) In 1987, the Pennsylvania Supreme Court held the statutory scheme for county funding of the judicial system to be in conflict with the Pennsylvania Constitution, but it stayed its judgment to permit enactment by the legislature of funding legislation consistent with the opinion. The Court appointed a special master to submit a plan for implementation, and the special master recommended a four-phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase 1, involving the transfer of approximately 165 county-level court administrators, was implemented in legislation enacted in 1999. The remainder of the recommendation for later phases remains pending before the Supreme Court of Pennsylvania; (ii) In March 1998, certain Philadelphia residents, the School District of Philadelphia and others brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education and others alleging that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race and violates Title VI of the Civil Rights Act of 1964. The district court dismissed the complaint, but in August 1999 the Third Circuit Court of Appeals reversed and remanded for further proceedings. On June 23, 2000, by agreement of the parties, the district court stayed all proceedings and placed the case in civil suspense. The U.S. Supreme Court and the U.S. Court of Appeals for the Third Circuit have decided other cases that imply that the claims now presented by the plaintiffs cannot proceed as pled. However, no party has taken action to lift the stay. Based on statements made in 2001, the defendants anticipate that one or more of the plaintiffs may seek to amend the complaint in an effort to state a claim for intentional discrimination under Title VI of the Civil Rights Act; (iii) PPG Industries has challenged the constitutionality of the manufacturing exemption from the capital stock/franchise tax insofar as it limits the exemption for headquarters property and payroll only to headquarters property and payroll attributable to manufacturing in Pennsylvania. On November 30, 2001, the Pennsylvania Supreme Court held that this limitation discriminates against interstate commerce and ordered the limitation to be eliminated from the capital stock/franchise tax. The Court also directed that the Commonwealth provide a retrospective remedy to taxpayers to include (1) refunds for taxpayers who suffered the discrimination, (2) additional assessments against taxpayers who benefited from the unlawful limitation, or (3) some combination of the two, provided that the remedy does not discriminate against interstate commerce. The General Assembly has enacted legislation that presumptively cures the constitutional problem beginning after January 1, 1999. Such legislation has no effect on the years involved in the litigation. PPG filed a petition for reconsideration that was denied on February 1, 2002. The retrospective remedy announced by the Commonwealth on April 29, 2002, appears to be revenue neutral for in-state manufacturers. However, out-of-state manufacturers have appealed, and those appeals remain pending; (iv) Unisys Corporation has challenged the three-factor apportionment formula used for the apportionment of capital stock value in the Pennsylvania franchise tax. In a decision issued in March 1999, the Commonwealth Court held for the taxpayer on statutory grounds, but denied its constitutional claims. Both the Commonwealth and the taxpayer appealed to the Pennsylvania Supreme Court, which held oral argument in December 2000. On October 25, 2002, the court issued a decision reversing the holding of the
Commonwealth Court and upholding the Commonwealth's statutory appointment formula. Unisys filed a petition for certiorari to the U.S. Supreme Court, which was denied. This decision has very limited applicability to the numerous cases pending which raise the identical issue and which collectively involve undetermined but significant dollars; (v) Twenty or more insurance companies have challenged the Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982. The Act establishes a funding mechanism to fulfill defaulted obligations under life and health insurance policies and annuity contracts to insured Pennsylvania residents. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured from other insurance companies that have become insolvent or are otherwise in default. A provision in the Act allows the assessed insurance companies to claim a credit for these assessments against their Pennsylvania gross premium tax liability. Life and health insurance premiums have always been subject to the premium tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax, others were not. The Department of Revenue ultimately decided to allow credits for assessments paid on taxable annuity considerations, but not for assessments paid on non-taxable annuities. The insurance companies want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is also being prepared for litigation. Estimates of refund potential range from $50 million to $300 million.

            The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist the City of Philadelphia in remedying its fiscal emergencies. PICA has issued specialty revenue bonds on behalf of the City of Philadelphia to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. PICA also makes factual findings and recommendations to the City concerning its budgetary and fiscal affairs. The City is currently operating under a five year plan approved by PICA in 2002. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA's authority to issue bonds to finance cash flow deficits expired on December 31, 1995, but its authority to refund existing debt will not expire. PICA had approximately $840.6 million in specialty revenue bonds outstanding as of June 30, 2002.

            Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA with stable outlook by S&P, Aa2 by Moody's and AAA by Fitch Ratings and Philadelphia's and Pittsburgh's general obligation bonds are currently rated BBB with stable outlook and BB with positive outlook, respectively, by S&P, Baa1 and Ba1, respectively, by Moody's and AAA and BB, respectively by Fitch Ratings.

OTHER TAX-EXEMPT INSTRUMENTS

            Investments by the Tax-Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund in tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 or SP-2 by S&P, F2 by Fitch or Prime-2, MIG-2 or VMIG-2 by Moody's at the time of investment or which are of equivalent quality as determined by the Adviser. Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the investing Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund must use the shorter of the period required before it is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the opinion of the Adviser be equivalent to the commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. Other types of tax-exempt instruments may also be purchased as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

PORTFOLIO TURNOVER

            The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Trust to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making decisions.


            The International Equity, Large Cap Core Equity, Large Cap Growth, Mid Cap Growth, Small Cap Growth, Small Cap Value, Balanced Allocation, Bond, Government Mortgage, Intermediate Bond, Limited Maturity Bond, Total Return Advantage and Ultra Short Bond Funds utilize an active trading approach, which results in frequent purchases and sales of portfolio securities. Consequently, the portfolio turnover rates for the International Equity, Mid Cap Growth, Small Cap Growth, Balanced Allocation, Bond, Government Mortgage, Intermediate Bond, Limited Maturity Bond, Total Return Advantage and Ultra Short Bond Funds during the last two fiscal years have been high. High portfolio turnover may result in increased taxable gains to shareholders (see "Additional Information Concerning Taxes" below) and higher expenses and other transaction costs, which are ultimately borne by a Fund's shareholders. The Multi-Factor Small Cap Core,
Multi-Factor Small Cap Growth, Multi-Factor Small Cap Growth, High Yield Bond and Strategic Income Bond Funds had not commenced operations as of the date of this SAI and, consequently, have no portfolio turnover history. It is expected that the portfolio turnover rate will range between 70% and 90% for the Multi-Factor Small Cap Core Fund, between 80% and 120% for the Multi-Factor Small Cap Growth Fund and between 30% and 70% for the Multi-Factor Small Cap Value Fund.

                             INVESTMENT LIMITATIONS

            Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous").

            No Fund may:

            1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

      (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

      (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

      (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

      (d) personal credit and business credit businesses will be considered separate industries.

            2. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

            3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

            4. Purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

            5. Invest in commodities, except that as consistent with its investment objective and policies a Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "commodities" includes commodity contracts.


            6. Act as an underwriter of securities within the meaning of the 1933 Act except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.


            Each of the Equity Funds, the Fixed Income Funds, the Balanced Allocation Fund and the Intermediate Tax Exempt Bond Fund may not:

            7. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or, in the case of the International Equity Fund, securities issued or guaranteed by any foreign government, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

            With respect to investment limitation No. 3 above, the 1940 Act prohibits a Fund from issuing senior securities, except that a Fund may borrow from banks, and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage for all borrowings. Should a Fund's asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

            Investment limitation No. 7 above does not apply to the Money Market Funds which are instead subject to the portfolio diversification requirements imposed by Rule 2a-7 under the 1940 Act.

            For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

            Except for the Funds' policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

            In addition, the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders:

            No Fund may:

            1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act (including by order of the SEC), including that each of the Aggressive Allocation and Conservative Allocation Funds, in operating as funds of funds, as permitted by the 1940 Act, may invest its total assets in securities of investment companies in the Allegiant group of investment companies.

            2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

            3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (c) a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short), and (d) the S&P 500 Index Fund can otherwise engage in short sales that are covered in accordance with the guidelines of the SEC and its staff.

            4. Purchase securities of companies for the purpose of exercising control.

            5. Invest more than 15% (10% in the case of the Money Market Funds) of its net assets in illiquid securities.

            6. Purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or in separate accounts in connection with a Fund's investment practices described in its Prospectuses or SAI are not deemed to be pledged for purposes of this limitation.

            With respect to investment limitation No. 1 above, see "Securities of Other Investment Companies" above for the limitations applicable to each Fund's investments in other investment companies. With respect to investment limitation No. 3(c) and (d), see "Short Sales" above.

            The Funds do not intend to acquire securities issued by the Adviser, Distributor (as defined in "Additional Purchases and Redemption Information") or their affiliates.

                                 NET ASSET VALUE

VALUATION OF THE MONEY MARKET FUNDS

            The Trust uses the amortized cost method to value shares in the Money Market Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations, or by fair value as determined in accordance with procedures adopted by the Board of Trustees. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each respective Fund would receive if it sold the security. The value of the portfolio securities held by each respective Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

            Each Money  Market  Fund  invests  only in high  quality  short-term
instruments  and  maintains  a  dollar-weighted   average   portfolio   maturity
appropriate to its objective of maintaining a stable NAV per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 calendar days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has established procedures pursuant to rules promulgated by the SEC, that are intended to help stabilize the NAV per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the NAV per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a NAV per share determined by using available market quotations.

VALUATION OF DEBT SECURITIES

            Assets of the Funds (other than the Money Market Funds) invested in debt securities are valued by an independent pricing service ("Service") approved by the Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, l market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

VALUATION OF EQUITY SECURITIES

            In determining market value for equity securities, the assets of the Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices.

VALUATION OF FOREIGN SECURITIES

            Portfolio securities which are primarily traded on foreign securities exchanges are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Such securities are generally valued at the preceding closing values of such securities on their respective exchanges.

            A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rate on the day of valuation.

            Certain foreign securities may be traded on foreign exchanges or over-the-counter markets on days on which a Fund's NAV is not calculated. In such cases, the NAV of a Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

VALUATION OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS AND SHARES OF OTHER MUTUAL FUNDS

            Investments by any Fund in any mutual fund (including investments in Underlying Allegiant Funds by the Aggressive Allocation Fund and Conservative Allocation Fund) are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

OTHER

            Securities for which market quotations are not readily available are valued at fair value using methods determined by or under the supervision of the Board of Trustees. A Fund may also use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by a Service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The Service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate the NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

            An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

            Shares in the Funds are sold on a continuous basis by Professional Funds Distributor, LLC (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office or directly to the Trust at P.O. Box 8421, Boston, MA 02266-8421. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

            The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

            Payment for shares of a Fund may, in the discretion of the Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

            The Trust normally pays redemption proceeds in cash but reserves the right to make redemptions in-kind. A shareholder receiving an in-kind redemption would likely have to pay transaction costs to sell the distributed securities and may be subject to capital gains taxes as well.


            The applicable Prospectuses describe the risks to the Fund of excessive trading in Fund shares (sometimes referred to as market timing) and the Fund's procedures to limit this activity. These risks include possible dilution in the value of Fund shares held by long-term shareholders and the risk of time-zone arbitrage for Funds that invest in securities that trade on foreign markets. Time-zone arbitrage might work as follows: A market timer may purchase shares of a Fund that invests in overseas markets based on events occurring after foreign market closing prices are established, but before the Fund's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders. The Funds do not have any arrangements with any person or group of individuals to permit frequent purchases and redemptions of Fund shares.


            As described in the applicable Prospectuses, Class I Shares of the Funds are sold to financial institutions investing for their own or their customers' accounts at their NAV without a sales charge. Class A Shares of the non-money market funds are sold to individuals, corporate investors and retirement plans at the public offering price based on a Fund's NAV plus a front-end load or sales charge as described in the Prospectuses for Class A, Class B and Class C Shares. Class B Shares of the Money Market Fund and Tax Exempt Money Market Fund are available to the holders of Class B Shares of another Fund who wish to exchange their Class B Shares of such other Fund for Class B Shares of the Money Market Fund or Tax Exempt Money Market Fund. Class B Shares of the Money Market Fund and Tax-Exempt Money Market Fund may also be purchased through the Systematic Exchange Program as described in the applicable Prospectus. Class B Shares of the non-money market funds are sold to individuals, corporate investors and retirement plans at NAV but are subject to a contingent deferred sales charge which is payable upon redemption of such shares as described in the Prospectuses for Class A, Class B and Class C Shares. Class C Shares of the Money Market Fund are available to the holders of Class C Shares of another Fund who wish to exchange their Class C Shares of another Fund for Class C Shares of the Money Market Fund. Class C Shares of the Money Market Fund may also be purchased through the Systematic Exchange Program as described in the applicable Prospectus. Class C Shares of the Money Market Fund are also available for purchase by retirement plans. Class C Shares of the non-money market funds are sold to individuals, corporate investors and retirement plans at NAV but are subject to a 1.00% contingent deferred sales charge which is payable upon redemption of such shares within the first eighteen months after purchase, as described in the Prospectuses for Class A, Class B and Class C Shares. Class R Shares of the Funds are generally sold to investors through tax-advantaged investments, including qualified retirement plans (such as 401(k) plans), individual retirement accounts, and tax-advantaged non-retirement accounts (such as Coverdell Education Savings Accounts). Class R Shares may also be available to certain institutional investors (such as charitable or endowment funds) and certain non-qualified retirement plans. Class R Shares are sold at the public offering price based on a Fund's NAV and are subject to a .75% contingent deferred sales charge which is payable upon redemption of such shares within the first eighteen months after purchases as described in the Prospectus for class R Shares. There is no sales load or contingent deferred sales charge imposed for shares acquired through the reinvestment of dividends or distributions on such shares.

            The Trust has authorized one or more brokers to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or the broker's authorized designee receives the order. Orders will be priced at the NAV next computed after they are received by an authorized broker or the broker's authorized designee and accepted by a Fund.

            The Adviser or its affiliates will pay finder's fees to dealers on new investments in Class A Shares as follows:

            EQUITY FUNDS (OTHER THAN THE S&P 500 INDEX FUND) AND ASSET ALLOCATION FUNDS:
            1.00% on amounts between $1 million and $5 million; plus 0.50% on amounts between $5 million and $10 million; plus 0.25% on amounts over $10 million

            FIXED INCOME FUNDS, TAX-FREE BOND FUNDS AND THE S&P 500 INDEX FUND:
            0.50% on amounts between $1 million and $5 million; plus
            0.25% on amounts over $5 million

            From time to time, shares may be offered as an award in promotions sponsored by the Distributor or other parties. The Distributor or a third party will purchase shares awarded in such promotions at NAV. The promotions may be limited to certain classes of shareholders such as the employees of the Adviser or its affiliates. As stated in the applicable Prospectuses, the Distributor may institute certain promotional incentive programs for dealers. Such incentive programs may include cash incentive programs specific to NatCity Investments, Inc. under which NatCity Investments, Inc. or its associated persons may receive cash incentives in connection with the sale of the Funds. The Adviser compensates its affiliate, NatCity Investments, Inc. from 0.10% to 0.20% of the average daily net assets of (1) the Class I Shares for institutional clients investing in any Allegiant Money Market Fund being serviced by NatCity Investments, Inc. and (2) the Class A Shares for those NatCity Investments, Inc. customers using any Allegiant Money Market Fund as a sweep vehicle for uninvested cash in their brokerage accounts.

            For the last three fiscal years, sales loads paid by shareholders of Class A Shares were as follows:


FUND                                                     2005           2004           2003
----                                                     ----           ----           ----
International Equity Fund .........................    $ 10,660       $ 18,980       $128,879
Large Cap Core Equity Fund ........................    $ 46,388       $155,862       $ 22,399
Large Cap Growth Fund .............................    $128,851       $264,829       $ 91,854
Large Cap Value Fund ..............................    $167,812       $227,357       $ 73,122
Mid Cap Growth Fund ...............................    $ 29,315       $ 68,221       $ 28,378
Mid Cap Value Fund ................................    $ 40,708       $164,878       $ 31,189(1)
Multi-Factor Small Cap Core .......................           *              *              *
Multi-Factor Small Cap Growth .....................           *              *              *
Multi-Factor Small Cap Value ......................           *              *              *
S&P 500 Index Fund ................................    $ 11,057       $ 18,081       $ 36,366
Small Cap Core Fund ...............................    $ 56,716       $    252(2)           *


FUND                                                     2005           2004           2003
----                                                     ----           ----           ----
Small Cap Growth Fund .............................    $ 27,838       $131,962       $ 24,015
Small Cap Value Fund ..............................    $476,873       $328,269       $827,924
Aggressive Allocation Fund ........................    $ 13,227       $ 16,746       $  8,033
Balanced Allocation Fund ..........................    $ 36,708       $ 71,568       $ 42,585
Conservative Allocation Fund ......................    $  8,214       $  9,800       $  5,354
Bond Fund .........................................    $ 40,857       $ 16,615       $ 44,850
Government Mortgage Fund ..........................    $ 87,459       $109,720       $113,451
Intermediate Bond Fund ............................    $ 98,307       $224,181       $116,751
Limited Maturity Bond Fund ........................    $ 27,685       $ 19,194       $ 34,913
Total Return Advantage Fund .......................    $ 23,125       $ 34,087       $ 30,198
Ultra Short Bond Fund .............................    $ 17,393       $ 26,376       $    268(3)
Intermediate Tax Exempt Bond Fund .................    $ 49,413       $ 22,316       $ 24,998
Michigan Intermediate Municipal Bond Fund .........    $ 80,934       $ 11,191       $ 14,804
Ohio Intermediate Tax Exempt Bond Fund ............    $ 69,075       $ 47,897       $117,016
Pennsylvania Intermediate Municipal Bond Fund .....    $  3,985       $  6,053       $  3,937


*     Not in operation during the period.

(1)   For the period July 1, 2002 (commencement of operations) to May 31, 2003.

(2)   For the period April 2, 2004 (commencement of operations) to May 31, 2004.

(3)   For the period  January 6, 2003  (commencement  of  operations) to May 31,
      2003.

            For the last three fiscal years, contingent deferred sales charges paid by Class B shareholders on redemptions of Class B Shares were as follows:


FUND                                                     2005           2004           2003
----                                                     ----           ----           ----
International Equity Fund .........................    $ 1,549        $ 2,520        $ 5,222
Large Cap Core Equity Fund ........................    $16,466        $ 4,960        $ 4,632
Large Cap Growth Fund .............................    $26,550        $18,605        $ 7,436
Large Cap Value Fund ..............................    $27,343        $15,594        $ 8,268
Mid Cap Growth Fund ...............................    $ 6,650        $ 2,196        $ 1,932
Mid Cap Value Fund ................................    $15,392        $ 4,933(1)           *
S&P 500 Index Fund ................................    $10,834        $ 8,367        $ 2,891
Small Cap Core Fund ...............................    $     0        $     0(2)           *
Small Cap Growth Fund .............................    $11,840        $ 6,020        $ 4,517
Small Cap Value Fund ..............................    $45,436        $40,138        $43,309
Aggressive Allocation Fund ........................    $ 4,723        $ 6,611        $   787
Balanced Allocation Fund ..........................    $17,957        $16,848        $13,524
Conservative Allocation Fund ......................    $ 2,976        $ 3,126        $ 2,026
Bond Fund .........................................    $ 6,414        $ 4,672        $ 5,568
Government Mortgage Fund ..........................    $25,105        $22,370        $10,035
Intermediate Bond Fund ............................    $46,543        $35,841        $ 3,959
Limited Maturity Bond Fund ........................    $11,394        $12,944        $12,807
Total Return Advantage Fund .......................    $ 6,163        $ 6,447        $ 1,680
Ultra Short Bond Fund .............................    $     *        $     *        $     *
Intermediate Tax Exempt Bond Fund .................    $   284        $   353        $ 1,940
Michigan Intermediate Municipal Bond Fund .........    $ 1,469        $ 4,595        $   704
Ohio Intermediate Tax Exempt Bond Fund ............    $ 3,119        $ 2,058        $     0
Pennsylvania Intermediate Municipal Bond Fund .....    $     0        $     0        $ 1,564
Money Market Fund .................................    $ 7,013        $     0        $ 7,708


*     Not in operation during the period.

(1)   For the period June 2, 2003 (commencement of operations) to May 31, 2004.

(2)   For the period April 2, 2004 (commencement of operations) to May 31, 2004.

            For the last three fiscal years, contingent deferred sales charges paid by Class C shareholders on redemptions of Class C Shares were as follows:


FUND                                                     2005           2004           2003
----                                                     ----           ----           ----
International Equity Fund .........................    $   125        $ 2,900        $    76
Large Cap Core Equity Fund ........................    $   165        $ 1,203        $   463
Large Cap Growth Fund .............................    $   499        $    89        $   244
Large Cap Value Fund ..............................    $    83        $   921        $   156
Mid Cap Growth Fund ...............................    $ 1,340        $    12        $    46
Mid Cap Value Fund ................................    $   982        $     0(1)           *
Multi-Factor Small Cap Core .......................          *              *              *
Multi-Factor Small Cap Growth .....................          *              *              *
Multi-Factor Small Cap Value ......................          *              *              *
S&P 500 Index Fund ................................    $   284        $   342        $    46
Small Cap Core Fund ...............................    $    47        $     0(2)           *
Small Cap Growth Fund .............................    $   422        $ 1,183        $    33
Small Cap Value Fund ..............................    $11,622        $12,361        $ 7,245

FUND                                                     2005           2004           2003
----                                                     ----           ----           ----
Aggressive Allocation Fund ........................    $   262        $    99        $   286
Balanced Allocation Fund ..........................    $   644        $   317        $ 1,132
Conservative Allocation Fund ......................    $ 1,232        $   493        $   719
Bond Fund .........................................    $   318        $    91        $   325
Government Mortgage Fund ..........................    $   427        $ 1,886        $ 2,088
Intermediate Bond Fund ............................    $   100        $ 2,948        $   642
Limited Maturity Bond Fund ........................    $ 1,215        $ 5,442        $ 2,134
Total Return Advantage Fund .......................    $    65        $ 1,141        $     0
Ultra Short Bond Fund .............................    $     0        $     0        $     0
Intermediate Tax Exempt Bond Fund .................    $   481        $ 1,009        $     0
Michigan Intermediate Municipal Bond Fund .........    $    15        $     0        $     0
Ohio Intermediate Tax Exempt Bond Fund ............    $   275        $   710        $   884
Pennsylvania Intermediate Municipal Bond Fund .....    $     0        $    14        $     0
Money Market Fund .................................    $   470        $     0        $ 1,045


*     Not in operation during the period.

(1)   For the period June 2, 2003  (commencement of operations)  through May 31,
      2004.

(2) For the period April 2, 2004 (commencement of operations) through May 31, 2004.

            For the last two fiscal years, contingent deferred sales charges paid by Class R shareholders on redemptions of Class R Shares were as follows:


FUND                                                      2005          2004
----                                                      ----          ----
International Equity Fund .........................       $  0         $  0(1)
Large Cap Core Equity Fund ........................       $  0         $  0(1)
Large Cap Growth Fund .............................       $  0         $  0(1)
Large Cap Value Fund ..............................       $  0         $  0(1)
Mid Cap Growth Fund ...............................       *               *
Mid Cap Value Fund ................................       $  0         $  0(1)
Multi-Factor Small Cap Core .......................       *               *
Multi-Factor Small Cap Growth .....................       *               *
Multi-Factor Small Cap Value ......................       *               *
S & P 500 Index Fund ..............................       $347         $  0(1)
Small Cap Core Fund ...............................       *               *
Small Cap Growth Fund .............................       $  0         $  0(1)
Small Cap Value Fund ..............................       *               *
Aggressive Allocation Fund ........................       *               *
Balanced Allocation Fund ..........................       *               *
Conservative Allocation Fund ......................       *               *
Bond Fund .........................................       *               *
Government Mortgage Fund ..........................       $  0         $  0(1)
Intermediate Bond Fund ............................       *               *
Limited Maturity Bond Fund ........................       $  0         $  0(1)
Total Return Advantage Fund .......................       $  0         $  0(1)
Ultra Short Bond Fund .............................       *               *
Money Market Fund .................................       *               *


*     Not in operation during the period.

(1) For the period July 31, 2003 (commencement of operations) through May 31, 2004.

            Automatic investment programs such as the Planned Investment Program ("Program") described in the Prospectuses permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials, the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500 Index or Lehman Intermediate Government Index.

OFFERING PRICE PER CLASS A SHARE OF THE FUND


            An illustration of the computation of the offering price per Class A Share of the Funds, based on the value of each Fund's net assets and number of outstanding shares on May 31, 2005 (or based on the estimated value of each Fund's net assets and number of outstanding shares on the commencement dates with respect to the Allegiant Multi-Factor Small Cap Core Fund, Allegiant Multi-Factor Small Cap Growth Fund and Allegiant Multi-Factor Small Cap Value Fund is as follows:

                                                             INTERNATIONAL              LARGE CAP CORE
                                                               EQUITY FUND                 EQUITY FUND
                                                             -------------              --------------
Net Assets of A Shares                                         $11,332,616                  $7,881,050
Outstanding A Shares                                             1,027,197                     690,634
Net Asset Value Per Share                                           $11.03                      $11.41
Sales Charge, 5.50% of offering price                                $0.64                       $0.66
Offering Price to Public                                            $11.67                      $12.07

                                                          LARGE CAP GROWTH
                                                                      FUND
                                                          ----------------
Net Assets of A Shares                                        $129,192,718
Outstanding A Shares                                             6,879,328
Net Asset Value Per Share                                           $18.78
Sales Charge, 5.50% of offering price                                $1.09
Offering Price to Public                                            $19.87

                                                                 LARGE CAP                     MID CAP
                                                                VALUE FUND                 GROWTH FUND
                                                               -----------                 -----------
Net Assets of A Shares                                         $48,305,647                 $17,836,191
Outstanding A Shares                                             2,756,171                   2,690,492
Net Asset Value Per Share                                           $17.53                       $6.63
Sales Charge, 5.50% of offering price                                $1.02                       $0.39
Offering Price to Public                                            $18.55                       $7.02

                                                                   MID CAP          MULTI-FACTOR SMALL
                                                                VALUE FUND               CAP CORE FUND
                                                                ----------          ------------------
Net Assets of A Shares                                          $6,042,290                       $100
Outstanding A Shares                                               489,416                         10
Net Asset Value Per Share                                           $12.35                     $10.00
Sales Charge, 5.50% of offering price                                $0.72                      $0.58
Offering Price to Public                                            $13.07                     $10.58

                                                        MULTI-FACTOR SMALL          MULTI-FACTOR SMALL
                                                           CAP GROWTH FUND              CAP VALUE FUND
                                                        -----------------           ------------------
Net Assets of A Shares                                                $100                        $100
Outstanding A Shares                                                    10                          10
Net Asset Value Per Share                                           $10.00                      $10.00
Sales Charge, 5.50% of offering price                                $0.58                       $0.58
Offering Price to Public                                            $10.58                      $10.58

                                                                                             SMALL CAP
                                                       SMALL CAP CORE FUND                 GROWTH FUND
                                                       -------------------                 -----------
Net Assets of A Shares                                          $2,532,831                 $18,412,210
Outstanding A Shares                                               230,494                   2,173,914
Net Asset Value Per Share                                           $10.99                       $8.47
Sales Charge 5.50% of Offering Price                                 $0.64                       $0.49
Offering Price to Public                                            $11.63                       $8.96




                                                                 SMALL CAP
                                                                VALUE FUND
                                                                ----------
Net Assets of A Shares                                        $233,390,447
Outstanding A Shares                                            11,762,554
Net Asset Value Per Share                                           $19.84
Sales Charge 5.50% of Offering Price                                 $1.15
Offering Price to Public                                            $20.99



                                                       S&P 500 INDEX FUND
                                                       ------------------

Net Assets of A Shares                                        $22,175,567
Outstanding A Shares                                            2,167,083
Net Asset Value Per Share                                          $10.23
Sales Charge 2.50% of Offering Price                                $0.26
Offering Price to Public                                           $10.49

                                                                AGGRESSIVE                    BALANCED
                                                           ALLOCATION FUND             ALLOCATION FUND
                                                           ---------------             ---------------
Net Assets of A Shares                                          $3,965,621                 $17,859,063
Outstanding A Shares                                               405,105                   1,792,888
Net Asset Value Per Share                                            $9.79                       $9.96
Sales Charge, 4.75% of offering price                                $0.49                       $0.50
Offering Price to Public                                            $10.28                      $10.46

                                                              CONSERVATIVE
                                                           ALLOCATION FUND
                                                           ---------------
Net Assets of A Shares                                          $3,755,414
Outstanding A Shares                                               362,210
Net Asset Value Per Share                                           $10.37
Sales Charge, 4.75% of offering price                                $0.52
Offering Price to Public                                            $10.89

                                                                                            GOVERNMENT
                                                                 BOND FUND               MORTGAGE FUND
                                                                 ---------               -------------
Net Assets of A Shares                                         $10,908,125                 $21,300,383
Outstanding A Shares                                             1,064,673                   2,281,890
Net Asset Value Per Share                                           $10.25                       $9.33
Sales Charge 4.50% of Offering Price                                 $0.48                       $0.44
Offering Price to Public                                            $10.73                       $9.77

                                                                                          TOTAL RETURN
                                                    INTERMEDIATE BOND FUND              ADVANTAGE FUND
                                                    ----------------------              --------------
Net Assets of A Shares                                         $14,108,022                  $4,383,626
Outstanding A Shares                                             1,306,753                     419,280
Net Asset Value Per Share                                           $10.80                      $10.46
Sales Charge 4.50% of Offering Price                                 $0.51                        0.49
Offering Price to Public                                            $11.31                      $10.95

                                                          LIMITED MATURITY
                                                                 BOND FUND
                                                          ----------------
Net Assets of A Shares                                          $6,798,366
Outstanding A Shares                                               688,171
Net Asset Value Per Share                                            $9.88
Sales Charge 2.00% of Offering Price                                 $0.20
Offering Price to Public                                            $10.08

                                                     ULTRA SHORT BOND FUND
                                                     ---------------------
Net Assets of A Shares                                          $1,662,506
Outstanding A Shares                                               167,865
Net Asset Value Per Share                                            $9.90
Sales Charge 1.00% of Offering Price                                 $0.10
Offering Price to Public                                            $10.00

                                                          INTERMEDIATE TAX       MICHIGAN INTERMEDIATE
                                                          EXEMPT BOND FUND         MUNICIPAL BOND FUND
                                                          ----------------       ---------------------
Net Assets of A shares                                          $9,944,839                 $12,644,232
Outstanding A shares                                               972,626                   1,171,681
Net Asset Value Per Share                                           $10.22                      $10.79
Sales Charge, 3.00% of offering price                                $0.32                       $0.33
Offering Price to Public                                            $10.54                      $11.12

                                                                                          PENNSYLVANIA
                                                     OHIO INTERMEDIATE TAX                INTERMEDIATE
                                                          EXEMPT BOND FUND         MUNICIPAL BOND FUND
                                                     ---------------------         -------------------
Net Assets of A Shares                                         $12,098,192                  $1,169,515
Outstanding A Shares                                             1,080,371                     110,590
Net Asset Value Per Share                                           $11.20                      $10.58
Sales Charge 3.00% of Offering Price                                 $0.35                       $0.33
Offering Price to Public                                            $11.55                      $10.91


EXCHANGE PRIVILEGE

            Investors may exchange all or part of their Class A Shares, Class B Shares, Class C Shares or Class R Shares as described in the applicable Prospectuses. Any rights an investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in a Prospectus, will apply in connection with any such exchange. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

            By use of the exchange privilege, the investor authorizes the Transfer Agent's financial institution or his or her financial institution to act on telephonic, website or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The investor or his or her financial institution must notify the Transfer Agent of his or her prior ownership of Class A Shares, Class B Shares, Class C Shares or Class R shares and the account number. The Transfer Agent's records of such instructions are binding.

                              DESCRIPTION OF SHARES

            The Trust is a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other
rights,   voting   powers,   restrictions,    limitations   as   to   dividends,
qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of the classes or series of shares set forth in the Prospectuses, including classes or series which represent interests in the Funds as follows, and as further described in this SAI and the related Prospectuses:

International Equity Fund
         Class U                                        Class I Shares
         Class U - Special Series 1                     Class A Shares
         Class U - Special Series 2                     Class B Shares
         Class U - Special Series 3                     Class C Shares
         Class U - Special Series 5                     Class R Shares
Large Cap Core Equity Fund
         Class W                                        Class I Shares
         Class W - Special Series 1                     Class A Shares
         Class W - Special Series 2                     Class B Shares
         Class W - Special Series 3                     Class C Shares
         Class W - Special Series 5                     Class R Shares
Large Cap Growth Fund
         Class H                                        Class I Shares
         Class H - Special Series 1                     Class A Shares
         Class H - Special Series 2                     Class B Shares
         Class H - Special Series 3                     Class C Shares
         Class H - Special Series 5                     Class R Shares
Large Cap Value Fund
         Class M                                        Class I Shares
         Class M - Special Series 1                     Class A Shares
         Class M - Special Series 2                     Class B Shares
         Class M - Special Series 3                     Class C Shares
         Class M - Special Series 5                     Class R Shares
Mid Cap Growth Fund
         Class GG                                       Class I Shares
         Class GG - Special Series 1                    Class A Shares
         Class GG - Special Series 2                    Class B Shares
         Class GG - Special Series 3                    Class C Shares
         Class GG - Special Series 5                    Class R Shares
Mid Cap Value Fund
         Class PP                                       Class I Shares
         Class PP - Special Series 1                    Class A Shares
         Class PP - Special Series 2                    Class B Shares
         Class PP - Special Series 3                    Class C Shares
         Class PP - Special Series 5                    Class R Shares

Multi-Factor Small Cap Core Fund
         Class GGG                                      Class I Shares
         Class GGG - Special Series 1                   Class A Shares
         Class GGG - Special Series 3                   Class C Shares
         Class GGG - Special Series 5                   Class R Shares

Multi-Factor Small Cap Growth Fund
         Class HHH                                      Class I Shares
         Class HHH - Special Series 1                   Class A Shares
         Class HHH - Special Series 2                   Class C Shares
         Class HHH - Special Series 5                   Class R Shares
Multi-Factor Small Cap Value Fund
         Class FFF                                      Class I Shares
         Class FFF - Special Series 1                   Class A Shares
         Class FFF - Special Series 3                   Class C Shares
         Class FFF - Special Series 5                   Class R Shares

S&P 500 Index Fund
         Class V                                        Class I Shares
         Class V - Special Series 1                     Class A Shares
         Class V - Special Series 2                     Class B Shares
         Class V - Special Series 3                     Class C Shares
         Class V - Special Series 5                     Class R Shares
Small Cap Core Fund
         Class EEE                                      Class I Shares
         Class EEE - Special Series 1                   Class A Shares
         Class EEE - Special Series 2                   Class B Shares
         Class EEE - Special Series 3                   Class C Shares
         Class EEE - Special Series 5                   Class R Shares
Small Cap Growth Fund
         Class X                                        Class I Shares
         Class X - Special Series 1                     Class A Shares
         Class X - Special Series 2                     Class B Shares
         Class X - Special Series 3                     Class C Shares
         Class X - Special Series 5                     Class R Shares
Small Cap Value Fund
         Class N                                        Class I Shares
         Class N - Special Series 1                     Class A Shares
         Class N - Special Series 2                     Class B Shares
         Class N - Special Series 3                     Class C Shares
         Class N - Special Series 5                     Class R Shares
Aggressive Allocation Fund
         Class NN                                       Class I Shares
         Class NN - Special Series 1                    Class A Shares
         Class NN - Special Series 2                    Class B Shares
         Class NN - Special Series 3                    Class C Shares
         Class NN - Special Series 5                    Class R Shares
Balanced Allocation Fund
         Class AA                                       Class I Shares
         Class AA - Special Series 1                    Class A Shares
         Class AA - Special Series 2                    Class B Shares
         Class AA - Special Series 3                    Class C Shares
         Class AA - Special Series 5                    Class R Shares

Conservative Allocation Fund
         Class OO                                       Class I Shares
         Class OO - Special Series 1                    Class A Shares
         Class OO - Special Series 2                    Class B Shares
         Class OO - Special Series 3                    Class C Shares
         Class OO - Special Series 5                    Class R Shares
Bond Fund
         Class R                                        Class I Shares
         Class R - Special Series 1                     Class A Shares
         Class R - Special Series 2                     Class B Shares
         Class R - Special Series 3                     Class C Shares
         Class R - Special Series 5                     Class R Shares
Government Mortgage Fund
         Class DD                                       Class I Shares
         Class DD - Special Series 1                    Class A Shares
         Class DD - Special Series 2                    Class B Shares
         Class DD - Special Series 3                    Class C Shares
         Class DD - Special Series 5                    Class R Shares

High Yield Bond Fund
         Class QQ                                       Class I Shares

Intermediate Bond Fund
         Class I                                        Class I Shares
         Class I - Special Series 1                     Class A Shares
         Class I - Special Series 2                     Class B Shares
         Class I - Special Series 3                     Class C Shares
         Class I - Special Series 5                     Class R Shares
Limited Maturity Bond Fund
         Class O                                        Class I Shares
         Class O - Special Series 1                     Class A Shares
         Class O - Special Series 2                     Class B Shares
         Class O - Special Series 3                     Class C Shares
         Class O - Special Series 5                     Class R Shares

Strategic Income Bond Fund
         Class MM                                       Class I Shares

Total Return Advantage Fund
         Class P                                        Class I Shares
         Class P - Special Series 1                     Class A Shares
         Class P - Special Series 2                     Class B Shares
         Class P - Special Series 3                     Class C Shares
         Class P - Special Series 5                     Class R Shares
Ultra Short Bond Fund
         Class SS                                       Class I Shares
         Class SS - Special Series 1                    Class A Shares
         Class SS - Special Series 2                    Class B Shares
         Class SS - Special Series 3                    Class C Shares
         Class SS - Special Series 5                    Class R Shares

Intermediate Tax Exempt Bond Fund
         Class L                                        Class I Shares
         Class L - Special Series 1                     Class A Shares
         Class L - Special Series 2                     Class B Shares
         Class L - Special Series 3                     Class C Shares
Michigan Intermediate Municipal Bond Fund
         Class HH                                       Class I Shares
         Class HH - Special Series 1                    Class A Shares
         Class HH - Special Series 2                    Class B Shares
         Class HH - Special Series 3                    Class C Shares
Ohio Intermediate Tax Exempt Bond Fund
         Class K                                        Class I Shares
         Class K - Special Series 1                     Class A Shares
         Class K - Special Series 2                     Class B Shares
         Class K - Special Series 3                     Class C Shares
Pennsylvania Intermediate Municipal Bond Fund
         Class T                                        Class I Shares
         Class T - Special Series 1                     Class A Shares
         Class T - Special Series 2                     Class B Shares
         Class T - Special Series 3                     Class C Shares
Government Money Market Fund
         Class B                                        Class I Shares
         Class B - Special Series 1                     Class A Shares
Money Market Fund
         Class A                                        Class I Shares
         Class A - Special Series 1                     Class A Shares
         Class A - Special Series 2                     Class B Shares
         Class A - Special Series 3                     Class C Shares
         Class A - Special Series 5                     Class R Shares
Ohio Municipal Money Market Fund
         Class BB                                       Class I Shares
         Class BB - Special Series 1                    Class A Shares
Pennsylvania Tax Exempt Money Market Fund
         Class Q                                        Class I Shares
         Class Q - Special Series 1                     Class A Shares
Tax Exempt Money Market Fund
         Class D                                        Class I Shares
         Class D- Special Series 1                      Class A Shares
         Class D- Special Series 2                      Class B Shares
Treasury Money Market Fund
         Class C                                        Class I Shares
         Class C - Special Series 1                     Class A Shares

            Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, the Fund's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

            Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Class I Shares and Class A Shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to a distribution plan for such shares, only Class B Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class B Shares, only Class C Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class C Shares and only Class R Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class R Shares.

            Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances: (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their NAV and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their NAV; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their NAV or converted into shares of another class of the Trust at NAV. In the event that shares are redeemed in cash at their NAV, a shareholder may receive in payment for such shares an amount that is more or less than his or her original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.

                     ADDITIONAL INFORMATION CONCERNING TAXES

            The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

            Each Fund of the Trust will be treated as a separate corporate entity under the Code, and intends to qualify and continue to qualify as a regulated investment company. In order to qualify and continue to qualify for tax treatment as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Code, at the end of each quarter of its taxable year: (i) at least 50% of the market value of a Fund's total assets will be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition a Fund must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

            A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

            If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund's net taxable investment income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Securities) would be taxable to a Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits.

            The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

            Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

ADDITIONAL TAX INFORMATION CONCERNING THE TAX-FREE BOND FUNDS AND THE OHIO MUNICIPAL MONEY MARKET, PENNSYLVANIA TAX EXEMPT MONEY MARKET AND TAX EXEMPT MONEY MARKET FUNDS.

            As described above and in the Prospectuses, the Tax-Free Bond Funds and the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds are designed to provide investors with tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt.

            The policy of the Funds is to pay each year as federal exempt-interest dividends substantially all the Funds' Municipal Securities interest income net of certain deductions. In order for the Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of their respective portfolios must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by the Funds cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Funds during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Funds with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Funds with respect to such year.

            Shareholders  are advised to consult their tax advisers with respect to whether exempt-interest dividends would retain the exclusion under Section 103(a) if the shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the Funds. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships, and S corporations and their shareholders.

ADDITIONAL TAX INFORMATION CONCERNING THE MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

            Distributions received from the Michigan Intermediate Municipal Bond Fund are exempt from Michigan personal income tax to the extent they are derived from interest on tax-exempt obligations of the State of Michigan or its political subdivisions, agencies and instrumentalities (or certain limited Federally tax exempt obligations). Fund distributions attributable to any other source than those described above, including long or short term capital gains, will be fully taxable. Certain Fund distributions may be subject to the uniform city income tax imposed by certain Michigan cities, but to the extent they are not subject to Michigan personal income tax they are generally not subject to those city income taxes.

ADDITIONAL TAX INFORMATION CONCERNING THE OHIO INTERMEDIATE TAX EXEMPT BOND AND OHIO MUNICIPAL MONEY MARKET FUNDS

            The Ohio Intermediate Tax Exempt Bond and Ohio Municipal Money Market Funds are not subject to the Ohio personal income or school district or municipal income taxes in Ohio. The Funds are not subject to the Ohio corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if there is a sufficient nexus between the State of Ohio and such entity that would enable the State to tax such entity, the Funds timely file the annual report required by Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner has waived the annual filing requirement for every tax year since 1990, the first year to which such requirement applied.

            Shareholders of the Funds otherwise subject to Ohio personal income tax or municipal or school district income taxes in Ohio imposed on individuals and estates will not be subject to such taxes on distributions with respect to shares of the Funds ("Distributions") to the extent that such Distributions are properly attributable to interest on or gain from the sale of Ohio Municipal Securities.

            Shareholders otherwise subject to the Ohio corporation franchise tax will not be required to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise tax on the net income basis to the extent that such Distributions either (a) are properly attributable to interest on or gain from the sale of Ohio Municipal Securities, (b) represent
"exempt-interest dividends" for federal income tax purposes, or (c) are described in both (a) and (b). Shares of the Fund will be included in a shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

            Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States that is exempt from state income taxes under the laws of the United States (including obligations issued by the governments of Puerto Rico, the Virgin Islands or Guam and their authorities or municipalities) ("Territorial Obligations") are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

            It is assumed for purposes of this discussion of Ohio taxes that each Fund will continue to qualify as a regulated investment company under the Code, and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Municipal Securities or similar obligations of other states or their subdivisions.

ADDITIONAL TAX INFORMATION CONCERNING THE PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND AND PENNSYLVANIA TAX EXEMPT MONEY MARKET FUNDS

            Shareholders of the Pennsylvania Intermediate Municipal Bond Fund and the Pennsylvania Tax Exempt Money Market Fund will not be subject to Pennsylvania Personal Income Tax on distributions from the Fund attributable to interest income from Pennsylvania Municipal Securities held by the Fund. The exemption from Pennsylvania Personal Income Tax also will extend to interest on obligations of the United States, its territories and certain of its agencies and instrumentalities (collectively, "Federal Securities"). In addition, shareholders of the Fund who are Philadelphia residents will not be subject to the Philadelphia School District Net Income Tax on distributions from the Fund attributable to interest income from Pennsylvania.

            Distributions derived from investments other than Pennsylvania Municipal Securities and Federal Securities and distributions from net realized capital gains will be subject to the Pennsylvania Personal Income Tax and the Philadelphia School District Tax, except that distributions attributable to capital gains on investments held by the Fund for more than six months are not subject to the Philadelphia School District Tax. Gain on the disposition of a share of the Pennsylvania Intermediate Municipal Bond Fund will be subject to Pennsylvania Personal Income Tax and the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

                                    * * * * *

            The foregoing is only a summary of some of the important tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders or of state tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly potential purchasers of shares of the Funds are urged to consult their own tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action.

                              TRUSTEES AND OFFICERS

            The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees."

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                  LENGTH OF                                   IN FUND
                                POSITION(S)         TIME                                     COMPLEX(3)
     NAME, ADDRESS(1),           HELD WITH        SERVED IN      PRINCIPAL OCCUPATION(S)    OVERSEEN BY      OTHER DIRECTORSHIPS
   DATE OF BIRTH AND AGE         THE TRUST       POSITION(2)      DURING PAST 5 YEARS         TRUSTEE         HELD BY TRUSTEE(4)
   ---------------------         ---------       -----------      -------------------         -------         ------------------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------


Robert D. Neary                Chairman of          Since     Retired; Co-Chairman of            33       Director, Strategic
Date of Birth:  9/30/33        the Board and      February    Ernst & Young, April 1984                   Distribution, Inc., since
Age:  72                       Trustee              1996      to September 1993.                          January 1999; Director,
                                                                                                          Commercial Metals Company,
                                                                                                          since March 2001.

John F. Durkott                Trustee              Since     President and Chief                33       None
Date of Birth:  7/11/44                           November    Executive Officer, Kittle's
Age:  61                                            1993      Home Furnishings Center,
                                                              Inc., since January 2002;
                                                              President and Chief
                                                              Operating Officer, Kittle's
                                                              Home Furnishings Center,
                                                              Inc., from January 1982
                                                              through January 2002;
                                                              Partner, Kittle's
                                                              Bloomington Properties LLC,
                                                              from January 1981 through
                                                              2003; Partner, KK&D LLC,
                                                              from January 1989 through
                                                              2003; Partner, KK&D II LLC,
                                                              from February 1998 through
                                                              2003 (affiliated real
                                                              estate companies of
                                                              Kittle's Home Furnishings
                                                              Center, Inc.).

Robert J. Farling              Trustee              Since     Retired; Chairman,                 33       None
Date of Birth:  12/4/36                           November    President and Chief
Age:  68                                            1997      Executive Officer,
                                                              Centerior Energy (electric
                                                              utility), March 1992 to
                                                              October 1997.

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                  LENGTH OF                                   IN FUND
                                POSITION(S)         TIME                                     COMPLEX(3)
     NAME, ADDRESS(1),           HELD WITH        SERVED IN      PRINCIPAL OCCUPATION(S)    OVERSEEN BY      OTHER DIRECTORSHIPS
   DATE OF BIRTH AND AGE         THE TRUST       POSITION(2)      DURING PAST 5 YEARS         TRUSTEE         HELD BY TRUSTEE(4)
   ---------------------         ---------       -----------      -------------------         -------         ------------------
------------------------------------------------------------------------------------------------------------------------------------
Richard W. Furst               Trustee              Since     Dean Emeritus, Gatton              33       None
Date of Birth:  9/13/38                           June 1990   College of Business and
Age:  67                                                      Economics, University of
                                                              Kentucky, since June 2003;
                                                              Garvice D. Kincaid
                                                              Professor of Finance, since
                                                              1981; Dean, Gatton College
                                                              of Business and Economics,
                                                              University of Kentucky,
                                                              1981 to June 2003.

Gerald L. Gherlein             Trustee              Since     Retired; Executive                 33       None
Date of Birth:  2/16/38                             July      Vice-President and General
Age:  67                                            1997      Counsel, Eaton Corporation
                                                              (global manufacturing),
                                                              1991 to March 2000.

Dale C. LaPorte                Trustee              Since     Partner, Calfee, Halter &          33       None
Date of Birth:  1/04/42                          April 2005   Griswold LLP (law firm),
Age:  63                                                      -Since 1974; Chairman of
                                                              Executive Committee of
                                                              Calfee, Halter & Griswold
                                                              LLP, January 2000 through
                                                              December 2004.

Kathleen A. Obert              Trustee              Since     Chairman and CEO, Edward           33       None
Date of Birth:  8/3/58                           August 2002  Howard & Co. (public
Age:  47                                                      relations agency), since
                                                              2001; CEO, Edward Howard &
                                                              Co., 2000-2001; VP/Senior
                                                              VP, Edward Howard & Co.,
                                                              1992-2000.

J. William Pullen              Trustee            Since May   Retired; President and CEO,        33       None
Date of Birth:  4/24/39                             1993      Whayne Supply Co. (engine
Age:  66                                                      and heavy equipment
                                                              distribution), 1986 to
                                                              February, 2005.

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                  LENGTH OF                                   IN FUND
                                POSITION(S)         TIME                                     COMPLEX(3)
     NAME, ADDRESS(1),           HELD WITH        SERVED IN      PRINCIPAL OCCUPATION(S)    OVERSEEN BY      OTHER DIRECTORSHIPS
   DATE OF BIRTH AND AGE         THE TRUST       POSITION(2)      DURING PAST 5 YEARS         TRUSTEE         HELD BY TRUSTEE(4)
   ---------------------         ---------       -----------      -------------------         -------         ------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------

John G. Breen(5)               Trustee              Since     Retired; Chairman and CEO,         33       Director, Goodyear Tire &
Date of Birth:  7/21/34                          August 2002  The Sherwin Williams Co.,                   Rubber Co.; Director, The
Age:  71                                                      (manufacture, distribution                  Stanley Works.
                                                              and sale of coatings) until
                                                              May 2000.

Herbert R. Martens, Jr.(5)     President,           Since     Executive Vice President,          33       None
Date of Birth:  8/6/52         Chief Executive    November    National City Corporation
Age:  53                       Officer, Chief       1997      (bank holding company),
                               Legal Officer                  since July 1997; President
                               and Trustee                    and CEO, National City
                                                              Bank, Florida since
                                                              September 2004; Chairman
                                                              NatCity Investments, Inc.
                                                              (investment banking), since
                                                              July 1995.

OFFICERS
--------

Kathleen T. Barr(6)            Senior Vice          Since     Senior Vice President              N/A                 N/A
200 Public Square, 5th Floor   President,         February    (formerly Vice President),
Cleveland, OH  44114           Chief                2003      National City Bank and
Date of Birth: 5/2/55          Administrative                 Managing Director,
Age:  50                       Officer and                    Allegiant Asset Management
                               Chief                          Group (formerly Armada
                               Compliance                     Funds Group), since June
                               Officer                        1999; Managing Director,
                                                              Allegiant Asset Management
                                                              Company (formerly, National
                                                              City Investment Management
                                                              Company), since May 1996.

Audrey C. Talley(7)            Secretary            Since     Partner, Drinker Biddle &          N/A                 N/A
One Logan Square                                  February    Reath LLP, Philadelphia,
18th and Cherry Streets                             2005      Pennsylvania (law firm).
Philadelphia, PA 19103-6996
Date of Birth:  11/20/53
Age:  51

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                  LENGTH OF                                   IN FUND
                                POSITION(S)         TIME                                     COMPLEX(3)
     NAME, ADDRESS(1),           HELD WITH        SERVED IN      PRINCIPAL OCCUPATION(S)    OVERSEEN BY      OTHER DIRECTORSHIPS
   DATE OF BIRTH AND AGE         THE TRUST       POSITION(2)      DURING PAST 5 YEARS         TRUSTEE         HELD BY TRUSTEE(4)
   ---------------------         ---------       -----------      -------------------         -------         ------------------
------------------------------------------------------------------------------------------------------------------------------------
Dennis J. Westley(7)           Treasurer            Since     Senior Vice President and          N/A                 N/A
103 Bellevue Parkway                              May 2003    Managing Director,
Wilmington, DE 19809                                          Accounting and
Date of Birth: 4/16/59                                        Administration, PFPC Inc.,
Age:  46                                                      since July 2001; Vice
                                                              President and Accounting
                                                              Director, PFPC Inc., 1997
                                                              to 2001.

John Kernan(7)                 Assistant            Since     Vice President National            N/A                 N/A
200 Public Square, 5th Floor   Treasurer          February    City Bank and Managing
Cleveland, OH  44114                                2005      Director of Fund
Date of Birth: 9/17/65                                        Administration Allegiant
Age:  40                                                      Asset Management Group,
                                                              since July 2004; Senior
                                                              Director of Fund
                                                              Administration, State
                                                              Street Bank and Trust
                                                              Company, 1998 to 2004.


(1) Each trustee can be contacted by writing to Allegiant Funds, c/o National City Bank/Allegiant Funds Group, 200 Public Square, 5th Floor, Cleveland, OH 44114, Attention: John Kernan.

(2) Each trustee holds office until the next meeting of shareholders at which trustees are elected following his election or appointment and until his successor has been elected and qualified.


(3) The "Fund Complex" consists of all registered investment companies for which the Adviser or any of its affiliates serves as investment adviser. The number of portfolios overseen by the trustees includes 32 portfolios of the Trust that are offered for sale as of the date of this SAI. The trustees have authorized additional portfolios that have not yet been made available to investors.


(4) Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., "public companies"), or other investment companies registered under the 1940 Act. In addition to the Trust, each trustee serves as a trustee of Allegiant Advantage Fund. Mr. Neary and Mr. Martens also serve as Chairman and President/Chief Legal Officer, respectively, of Allegiant Advantage Fund.

(5) Mr. Breen is considered to be an "interested person" of the Trust as defined in the 1940 Act because he owns shares of common stock of National City Corporation ("NCC"), the indirect parent company of the Adviser. Mr. Martens is considered to be an "interested person" of the Trust because
      (1) he is an Executive Vice President of NCC, (2) he is President and CEO of National City Bank, Florida, an affiliate of the Adviser, (3) he owns shares of common stock and options to purchase common stock of NCC, and
      (4) he is the Chairman of NatCity Investments, Inc., a broker-dealer affiliated with the Adviser.

(6) Ms. Barr also serves as Senior Vice President, Chief Administrative Officer and Chief Compliance Officer of Allegiant Advantage Fund. She previously served as Assistant Treasurer and Chief Compliance Officer of the Trust and Allegiant Advantage Fund from August 2002 until February 2003.

(7) Ms. Talley, Mr. Westley and Mr. Kernan also serve as Secretary, Treasurer and Assistant Treasurer, respectively, of Allegiant Advantage Fund.

      Mr. Martens serves as Executive Vice President of NCC, the indirect parent of the Adviser, President and CEO, National City Bank, Florida, an affiliate of the Adviser, and as Chairman of NatCity Investments, Inc., which is under common control with the Adviser. Ms. Talley is a partner of the law firm Drinker Biddle & Reath LLP, which serves as counsel to the Trust.

BOARD COMMITTEES

      The Board of Trustees has established two committees, i.e., the Audit Committee and the Nominating Committee.

      The Audit Committee consists of all trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The Audit Committee generally oversees the Trust's accounting and financial reporting process. Among its responsibilities, the Audit Committee annually determines the engagement and compensation of the Trust's Independent Registered Public Accounting Firm, reviews and approves the audit and non-audit services performed by the Independent Registered Public Accounting Firm, evaluates the adequacy of the Trust's internal financial and disclosure controls, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust's financial statements. The Audit Committee was established on May 22, 2003 and held four formal meetings during the last fiscal year.

      The Nominating Committee includes all trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The Nominating Committee is responsible for nominating individuals who are not "interested persons" of the Trust to fill any vacancies on the Board. The Nominating Committee held one meeting during the last fiscal year. The Nominating Committee's procedures provide that the Trust's security holders can submit nominees for consideration for Board vacancies by sending the nomination to the Trust's Secretary, who will submit all nominations to the Committee.

TRUSTEE OWNERSHIP OF FUND SHARES

      The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and the Allegiant fund family in the aggregate as of December 31, 2004.

INDEPENDENT TRUSTEES

-------------------------------------------------------------------------------------------------------------------
                                                                                      AGGREGATE DOLLAR RANGE OF
                                                                                  EQUITY SECURITIES IN THE FUNDS OF
                                                       DOLLAR RANGE OF                THE TRUST OVERSEEN BY THE
NAME OF TRUSTEE/FUND                          EQUITY SECURITIES IN THE FUNDS(1)                TRUSTEE
--------------------                          ------------------------------      ---------------------------------
-------------------------------------------------------------------------------------------------------------------
ROBERT D. NEARY                                                                             Over $100,000
-------------------------------------------------------------------------------------------------------------------
   Ohio Intermediate Tax Exempt Bond Fund               Over $100,000
-------------------------------------------------------------------------------------------------------------------
   Ohio Municipal Money Market Fund                  $50,001 - $100,000
-------------------------------------------------------------------------------------------------------------------
JOHN F. DURKOTT                                                                          $50,001 - $100,000
-------------------------------------------------------------------------------------------------------------------
  International Equity Fund                             $1 - $10,000
-------------------------------------------------------------------------------------------------------------------
  Large Cap Growth Fund                               $10,001 - $50,000
-------------------------------------------------------------------------------------------------------------------
  Large Cap Value Fund                                  $1 - $10,000
-------------------------------------------------------------------------------------------------------------------
  Mid Cap Growth Fund                                   $1 - $10,000
-------------------------------------------------------------------------------------------------------------------
  Mid Cap Value Fund                                    $1 - $10,000
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                      AGGREGATE DOLLAR RANGE OF
                                                                                  EQUITY SECURITIES IN THE FUNDS OF
                                                       DOLLAR RANGE OF                THE TRUST OVERSEEN BY THE
NAME OF TRUSTEE/FUND                          EQUITY SECURITIES IN THE FUNDS(1)                TRUSTEE
--------------------                          ------------------------------      ---------------------------------
-------------------------------------------------------------------------------------------------------------------
  Small Cap Growth Fund                                 $1 - $10,000
-------------------------------------------------------------------------------------------------------------------
  Small Cap Value Fund                                  $1 - $10,000
-------------------------------------------------------------------------------------------------------------------
  Government Mortgage Fund                              $1 - $10,000
-------------------------------------------------------------------------------------------------------------------
ROBERT J. FARLING                                                                           Over $100,000
-------------------------------------------------------------------------------------------------------------------
   International Equity Fund                          $50,001-$100,000
-------------------------------------------------------------------------------------------------------------------
   Large Cap Growth Fund                                Over $100,000
-------------------------------------------------------------------------------------------------------------------
   Large Cap Value Fund                                $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------
   Mid Cap Growth Fund                                 $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                                  $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------
   Small Cap Growth Fund                               $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund                                 Over $100,000
-------------------------------------------------------------------------------------------------------------------
   Government Mortgage Fund                            $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------
   Money Market Fund                                   $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------
RICHARD W. FURST                                                                            Over $100,000
-------------------------------------------------------------------------------------------------------------------
   Large Cap Core Equity Fund                         $10,001 - $50,000
-------------------------------------------------------------------------------------------------------------------
   Mid Cap Value Fund                                  $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                                  $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund                               $10,001 - $50,000
-------------------------------------------------------------------------------------------------------------------
   Total Return Advantage Fund                         $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------
GERALD L. GHERLEIN                                                                          Over $100,000
-------------------------------------------------------------------------------------------------------------------
   International Equity Fund                         $50,001 - $100,000
-------------------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                                $50,001 - $100,000
-------------------------------------------------------------------------------------------------------------------
   Small Cap Growth Fund                               $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund                                $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------
DALE C. LAPORTE                                                                             Over $100,000
-------------------------------------------------------------------------------------------------------------------
   Money Market Fund                                    Over $100,000
-------------------------------------------------------------------------------------------------------------------
KATHLEEN A. OBERT                                                                         $10,001 - $50,000
-------------------------------------------------------------------------------------------------------------------
   Large Cap Core Equity Fund                            $1-$10,000
-------------------------------------------------------------------------------------------------------------------
   Ohio Intermediate Tax Exempt Bond Fund             $10,001 - $50,000
-------------------------------------------------------------------------------------------------------------------
J. WILLIAM PULLEN                                                                           Over $100,000
-------------------------------------------------------------------------------------------------------------------
   International Equity Fund                         $50,001 - $100,000
-------------------------------------------------------------------------------------------------------------------
   Large Cap Core Equity Fund                          $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------
   Large Cap Growth Fund                                 $1-$10,000
-------------------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                                $50,001 - $100,000
-------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund                                 Over $100,000
-------------------------------------------------------------------------------------------------------------------
   Money Market Fund                                     $1-$10,000
-------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES

-------------------------------------------------------------------------------------------------------------------
                                                                                      AGGREGATE DOLLAR RANGE OF
                                                                                      EQUITY SECURITIES IN ALL
                                                       DOLLAR RANGE OF            PORTFOLIOS IN THE TRUST OVERSEEN
NAME OF TRUSTEE/FUND                          EQUITY SECURITIES IN THE FUNDS(1)              BY TRUSTEE
--------------------                          ------------------------------                 ----------
-------------------------------------------------------------------------------------------------------------------
JOHN G. BREEN                                                                               Over $100,000
-------------------------------------------------------------------------------------------------------------------
    Money Market Fund                                   Over $100,000
-------------------------------------------------------------------------------------------------------------------
HERBERT R. MARTENS, JR.                                                                     Over $100,000
-------------------------------------------------------------------------------------------------------------------
    S&P 500 Index Fund                                  Over $100,000
-------------------------------------------------------------------------------------------------------------------
    Small Cap Value Fund                               $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------

----------
(1) Includes the value of shares beneficially owned by each trustee in each Fund as of December 31, 2004.


      As of September 1, 2005, the Trustees and officers of the Trust as a group owned beneficially 2.28% of Class I Shares of the Ohio Intermediate Tax Exempt Bond Fund. Otherwise, the Trustees and officers as a group owned beneficially less than 1% of each class of the outstanding shares of each of the Funds of the Trust, and less than 1% of the outstanding shares of all of the Funds of the Trust in the aggregate.


CERTAIN INTERESTS OF INDEPENDENT TRUSTEES

      Mr. Durkott serves as President and Chief Executive Officer of Kittle's Home Furnishings Center, Inc. ("Kittle's"). Kittle's has a $6 million line of credit open with NCB - Indiana, which is under common control with the Adviser. The line of credit is used for working capital purposes. The highest amount outstanding on the line of credit during the period January 1, 2003 through December 31, 2004 was not greater than $5.5 million. The balance outstanding as of December 31, 2004 was $3,550,000. Interest is charged at a fluctuating rate equal to NCB's prime rate or at a rate equal to LIBOR plus a margin determined in accordance with a schedule based upon Kittle's financial performance. Mr. Durkott may be deemed to have a material indirect interest in the line of credit.

      Edward Howard & Co. ("EH&C"), of which Ms. Obert serves as Chairman and Chief Executive Officer, undertakes occasional media training and other public relations projects for National City Bank. From January 1, 2003 through December 31, 2003, EH&C earned approximately $250,000 in fees for these services. From January 1, 2004 through December 31, 2004, EH&C earned approximately $60,000 in fees for these services. EH&C expects to be engaged for similar projects by NCB from time to time at comparable fee levels.


      Since June 1, 2003, Calfee, Halter & Griswold LLP, of which Mr. LaPorte is a Partner, has periodically represented National City Bank and other affiliates of National City Corporation, excluding investment adviser affiliates, in connection with commercial loans, bond transactions, equity investments and litigation matters. Fees from the representation were significantly less than 1% of the law firm's revenues in each of 2003 and 2004. Effective December 31, 2005, Mr. LaPorte will serve as Senior Vice President of Business Development and General Counsel of Invacare Corporation ("Invacare"). Invacare has a $400 million line of credit open with a lending syndicate of eleven banks, one of which is National City Bank ("NCB") and its subsidiary, National City Bank, Canada Branch ("NCB Canada"), which is under common control with the Adviser. The combined NCB and NCB Canada obligation as part of the syndicate is limited to 15% of the total value of the line of credit, or US $60 million. The line of credit is used for working capital and general corporate purposes. The highest amount outstanding on the NCB pro rata share of the credit facility during the period January 1, 2003 to December 31, 2004, based on month end balances, was $24,506,242. The NCB portion of the balance outstanding as of December 31, 2004 was $18,350,734. Interest is charged at a variable rate that may be calculated on a spread over LIBOR, Fed Funds or Prime. The spreads are determined quarterly based on the Invacare's Leverage Ratio (the ratio of debt to equity of the firm). In addition, Invacare engages NCB for certain treasury management and stock transfer agency services. From January 1, 2003 through December 31, 2003, NCB earned approximately $190,000 in fees for these services, which represented approximately 0.0024% of NCB's revenues for the period. From January 1, 2004 through December 31, 2004, NCB earned approximately $210,000 in fees for these services, which represented approximately 0.0023% of NCB's revenues for the period.

BOARD COMPENSATION

      Effective January 1, 2005, each Trustee receives an annual fee of $25,000 plus $4,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings of the Boards of Trustees of the Trust and Allegiant Advantage Fund. The two fund companies generally hold concurrent Board meetings. The Chairman of the Board receives an additional $21,000 per year and the Chairman of the Audit Committee receives an additional $1,000 per quarter for their services in these capacities. Prior to January 1, 2005, each Trustee received an annual fee of $20,000 plus $4,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings of the Boards of Trustees of the Trust and Allegiant Advantage Fund. The Chairman of the Board received an additional $16,000 per year.

      The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of one or more portfolios of the Trust and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments. Distributions are generally of equal installments over a period of 2 to 15 years. The Plan will remain unfunded for federal income tax purposes under the Code. Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate the Trust to retain any Trustee or pay any particular level of compensation.

The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 2005:

                                                          PENSION OR
                                       AGGREGATE          RETIREMENT BENEFITS      ESTIMATED ANNUAL     TOTAL COMPENSATION
NAME OF                                COMPENSATION       ACCRUED AS PART OF       BENEFITS UPON        FROM THE TRUST AND
PERSON, POSITION                       FROM THE TRUST+    THE TRUST'S EXPENSE      RETIREMENT           FUND COMPLEX
----------------                       --------------     --------------------     ----------           ------------
INDEPENDENT TRUSTEES

Robert D. Neary,
Chairman and Trustee                       $90,201                 $0                     $0                  $92,000

John F. Durkott, Trustee                   $56,400                 $0                     $0                  $57,500

Robert J. Farling, Trustee                 $56,400                 $0                     $0                  $57,500

Richard W. Furst, Trustee                  $58,317                 $0                     $0                  $59,500

Gerald L. Gherlein, Trustee                $57,400                 $0                     $0                  $58,500

Dale C. LaPorte, Trustee                   $10,696                 $0                     $0                  $11,250

Kathleen A. Obert, Trustee                 $57,400                 $0                     $0                  $58,500

J. William Pullen, Trustee                 $56,400                 $0                     $0                  $57,500

INTERESTED TRUSTEE

John G. Breen, Trustee                     $56,400                 $0                     $0                  $57,500

Herbert R. Martens, Jr., President
and Trustee                                $     0                 $0                     $0                  $     0

+ Including Deferred Compensation in the amount of $33,000, $56,400 and $26,700 accrued during the Trust's fiscal year ended May 31, 2005 for Gerald L. Gherlein, J. William Pullen and Robert J. Farling, respectively.

*     Each Trustee also serves as a trustee of Allegiant Advantage Fund.

CODE OF ETHICS


      The Trust, the Adviser and Sub-Advisers have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that: (i) establishes procedures for personnel with respect to personal investing, (ii) prohibits or restricts certain transactions that may be deemed to create a conflict of interest between personnel and the Funds, and (iii) permits personnel to invest in securities, including securities that may be purchased or held by the Funds.

SHAREHOLDER AND TRUSTEE LIABILITY

            Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

            The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust estate or the conduct of any business of the Trust, nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he or she been a trustee.

                ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS

ADVISORY AGREEMENTS


            The Adviser serves as investment adviser to the: (a) International Equity, Small Cap Value, Small Cap Growth, S&P 500 Index, Balanced Allocation and Ohio Municipal Money Market Funds under an Advisory Agreement dated April 9, 1998; (b) Money Market, Treasury Money Market, Government Money Market, Tax Exempt Money Market, Intermediate Bond, Bond, Large Cap Growth, Large Cap Value, Intermediate Tax Exempt Bond, Ohio Intermediate Tax Exempt Bond, Pennsylvania Intermediate Municipal Bond and Tax Exempt Money Market Funds under an Advisory Agreement dated November 19, 1997; (c) Large Cap Core Equity, Limited Maturity Bond and Total Return Advantage Funds under an Advisory Agreement dated March 6, 1998; (d) Mid Cap Growth, Government Mortgage and Michigan Intermediate Municipal Bond Funds under an Advisory Agreement dated June 9, 2000; (e) Aggressive Allocation and Conservative Allocation Funds under an Advisory
Agreement  dated  March 5,  2001;  (f) Mid Cap  Value  Fund  under  an  Advisory
Agreement  dated June 28,  2002;  (g) Ultra  Short  Bond Fund under an  Advisory
Agreement dated December 3, 2002; (h) Small Cap Core Fund under an Advisory Agreement dated April 1, 2004; and (i) Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth and Multi-Factor Small Cap Value Funds under an Advisory Agreement dated September 30, 2005 (collectively the "Advisory Agreements"). The High Yield Bond Fund and Strategic Income Bond Fund will each enter into an Advisory Agreement with the Adviser effective at the time each Fund commences operations. The Adviser is a wholly owned subsidiary of National City
Corporation, a bank holding company with headquarters in Cleveland, Ohio and over 1,300 branch offices in six states. Allegiant is a registered investment adviser with the SEC with approximately $25 billion in assets under management as of June 30, 2005. Allegiant is located at 200 Public Square, 5th Floor, Cleveland, Ohio 44114.

            The Adviser entered into a Sub-Advisory Agreement with Allegiant Investment Counselors, dated April 1, 2004, on behalf of the Small Cap Core Fund (the "Investment Counselors Sub-Advisory Agreement"). Investment Counselors, a wholly owned subsidiary of NCB, is a registered investment adviser with the SEC with over $733 million in assets under management as of June 30, 2005. Investment Counselors is located at 100 South Brentwood, Suite 100, St. Louis, Missouri 63105. The Adviser also entered into a Sub-Advisory Agreement with Polaris, dated September 1, 2005, on behalf of the Allegiant International Equity Fund (the "Polaris Sub-Advisory Agreement" and, together with the Investment Counselors Sub-Advisory Agreement, the "Sub-Advisory Agreements"). Polaris is a registered investment adviser with the SEC with over $764 million in assets under management as of June 30, 2005. Polaris' principal offices are at 125 Summer Street, Suite 1470, Boston, Massachusetts.


            For services performed under the Advisory Agreements, the Adviser receives fees as an annual percentage rate, based on average daily net assets, computed daily and paid monthly, at the percentage rates as stated in the Prospectuses. From time to time, the Adviser may voluntarily waive fees or reimburse the Trust for expenses. During the last three fiscal years, the Trust incurred advisory fees, net of fee waivers, as set forth below:


FUND                                                       2005               2004                2003
----                                                       ----               ----                ----
International Equity Fund .........................    $ 3,162,948        $ 3,566,641         $ 4,563,312
Large Cap Core Equity Fund ........................    $ 1,693,440        $ 1,471,557         $ 1,002,757
Large Cap Growth Fund .............................    $ 5,019,438        $ 5,340,288         $ 4,915,451
Large Cap Value Fund ..............................    $ 4,508,249        $ 4,252,653         $ 4,386,996
Mid Cap Growth Fund ...............................    $   488,602        $   854,944         $ 1,074,262
Mid Cap Value Fund ................................    $   602,000        $   474,027         $   126,976(1)
S&P 500 Index Fund ................................    $ 1,435,408        $   740,999         $   540,430
Small Cap Core Fund ...............................    $   910,282        $    39,324(2)                *
Small Cap Growth Fund .............................    $   861,744        $ 2,051,775         $ 1,957,762
Small Cap Value Fund ..............................    $10,960,294        $10,424,325         $ 8,380,578
Aggressive Allocation Fund ........................    $    32,750        $         0         $         0
Balanced Allocation Fund ..........................    $ 1,227,879        $ 1,143,165         $ 1,078,441
Conservative Allocation Fund ......................    $    28,018        $         0         $         0
Bond Fund .........................................    $ 2,237,544        $ 2,925,943         $ 3,853,508
Government Mortgage Fund(1) .......................    $ 1,466,650        $ 1,134,004         $ 1,198,943
Intermediate Bond Fund ............................    $ 2,587,859        $ 1,788,449         $ 1,623,335
Limited Maturity Bond Fund ........................    $ 1,280,954        $ 1,186,168         $   936,606
Total Return Advantage Fund .......................    $ 1,808,212        $ 1,125,615         $   989,359

FUND                                                       2005               2004                2003
----                                                       ----               ----                ----
Ultra Short Bond Fund .............................    $   754,429        $   316,505         $    30,227(3)
Intermediate Tax Exempt Bond Fund .................    $   858,620        $   721,938         $   706,173
Michigan Intermediate Municipal Bond Fund .........    $   691,677        $   617,253         $   629,904
Ohio Intermediate Tax Exempt Bond Fund ............    $   910,928        $   732,093         $   696,993
Pennsylvania Intermediate Municipal Bond Fund .....    $   305,540        $   231,848         $   224,911
Government Money Market Fund ......................    $ 5,350,102        $ 6,001,156         $ 6,722,530
Money Market Fund .................................    $12,326,839        $10,794,622         $13,338,568
Ohio Municipal Money Market Fund ..................    $ 1,132,391        $   412,758         $   431,136
Pennsylvania Tax Exempt Money Market Fund .........    $   565,711        $   280,219         $   293,871
Tax Exempt Money Market Fund ......................    $ 2,199,902        $ 1,061,724         $ 1,293,251
Treasury Money Market Fund ........................    $ 1,204,163        $ 1,513,738         $ 1,434,542


----------

*     Not in operation during the period.

(1)   For the Period July 1, 2002 (commencement of operations) to May 31, 2003.

(2)   For the Period April 2, 2004 (commencement of operations) to May 31, 2004.

(3)   For the Period  January 6, 2003  (commencement  of  operations) to May 31,
      2003.

During the last three fiscal years, advisory fees were waived as set forth below:


FUND                                                       2005             2004              2003
----                                                       ----             ----              ----
International Equity Fund .........................    $  269,703        $        0        $        0
Large Cap Core Equity Fund ........................    $        0        $        0        $        0
Large Cap Growth Fund .............................    $        0        $        0        $        0
Large Cap Value Fund ..............................    $        0        $        0        $        0
Mid Cap Growth Fund ...............................    $  148,438        $  122,543        $        0
Mid Cap Value Fund ................................    $  150,500        $   77,372        $   56,198(1)
S&P 500 Index Fund ................................    $  615,175        $  555,749        $  405,327
Small Cap Core Fund ...............................    $        0        $        0(2)              *
Small Cap Growth Fund .............................    $   59,950        $        0        $        0
Small Cap Value Fund ..............................    $        0        $        0        $        0
Aggressive Allocation Fund ........................    $   32,750        $   21,269        $   14,798
Balanced Allocation Fund ..........................    $        0        $        0        $        0
Conservative Allocation Fund ......................    $   28,018        $   21,235        $   17,453
Bond Fund .........................................    $        0        $        0        $        0
Government Mortgage Fund ..........................    $  399,995        $  219,151        $        0
Intermediate Bond Fund ............................    $  705,780        $  670,668        $  608,752
Limited Maturity Bond Fund ........................    $  284,656        $  338,905        $  267,598
Total Return Advantage Fund .......................    $  493,148        $  422,105        $  371,011
Ultra Short Bond Fund .............................    $  377,214        $  317,192        $  142,264(3)
Intermediate Tax Exempt Bond Fund .................    $  234,169        $  270,727        $  264,815
Michigan Intermediate Municipal Bond Fund .........    $  188,639        $  231,470        $  236,215
Ohio Intermediate Tax Exempt Bond Fund ............    $  248,435        $  274,535        $  261,373
Pennsylvania Intermediate Municipal Bond Fund .....    $   83,329        $   86,944        $   84,342
Government Money Market Fund ......................    $1,528,601        $2,400,462        $2,688,898

FUND                                                       2005             2004              2003
----                                                       ----             ----              ----
Money Market Fund .................................    $3,521,954        $4,317,849        $5,335,389
Ohio Municipal Money Market Fund ..................    $  647,080        $  550,345        $  574,865
Pennsylvania Tax Exempt Money Market Fund .........    $  353,570        $  467,032        $  489,783
Tax Exempt Money Market Fund ......................    $1,257,087        $1,415,632        $1,724,386
Treasury Money Market Fund ........................    $  200,694        $  302,748        $  286,917


----------

*     Not in operation during the period.

(1)   For the Period July 1, 2002 (commencement of operations) to May 31, 2003.

(2)   For the Period April 2, 2004 (commencement of operations) to May 31, 2004.

(3)   For the Period  January 6, 2003  (commencement  of  operations) to May 31,
      2003.

            Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Adviser will provide the services under the Advisory Agreements in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectuses and resolutions of the Trust's Board of Trustees applicable to such Fund.


            The Adviser has entered into a Sub-Advisory Agreement with each of the Sub-Advisers. Polaris serves as sub-adviser to a portion of the International Equity Funds assets that the Adviser has allocated to value strategy. Investment Counselors serves as sub-adviser to the Small Cap Core Fund.

            Polaris will provide a continuous investment program for that portion of the assets of the International Equity Fund that, from time to time, may be allocated to it and according to the investment strategy stated at the time of the allocation. The allocation may be determined by the Adviser or the Board, it being understood that the assets so allocated may consist of all, or a portion of, or none of the assets of the Fund and that the Board or the Adviser has the right to allocate and reallocate such assets at any time.

            Each  of  Polaris  and   Investment   Counselors,   subject  to  the
supervision of the Board of Trustees, are responsible for assisting the Adviser in providing a continuous investment program, including investment research and management with respect to all securities, investments, cash and cash equivalents. Each of Polaris and Investment Counselors, will assist the Adviser in determining from time to time what securities will be purchased, retained or sold by the respective Fund. Each of Polaris and Investment Counselors, will provide their services consistent with the investment objective, policies and restrictions of the respective Fund stated in their prospectuses and SAI and resolutions applicable to the respective Fund.

            For its services, Investment Counselors will receive investment sub-advisory fees from the Adviser at an annualized rate of 0.50% of the average daily net assets of the Small Cap Core Fund. For its services, Polaris will be paid by the Adviser an annualized fee with respect to the portion of assets of the International Equity Fund allocated to Polaris consistent with the following schedule (each specified number of basis points applies only to assets within the adjacent dollar range.):

                          Up to $125 million   - 0.35%
                          $125 to $200 million - 0.40%
                          Over $200 million    - 0.50%


            The Adviser (or the Sub-Advisers, as the case may be), will place orders pursuant to their investment determinations for the respective Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser (or Sub-Advisers, as the case may be), will use their best efforts to seek on behalf of the Trust and the respective Funds the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser (or Sub-Advisers, as the case may be), consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser (or Sub-Advisers) may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the respective Funds and/or other accounts over which the Adviser and the Sub-Advisers or any affiliate of any of them exercises investment discretion. Each of the Adviser and Sub-Advisers is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser (or Sub-Advisers, as the case may be), determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser or Sub-Advisers with respect to the accounts as to which it exercises investment discretion.

            In no instance will Fund securities be purchased from or sold to the Adviser, any Sub-Adviser, the Distributor (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, a Sub-Adviser, or the Distributor (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Fund, the Adviser (or the Sub-Adviser, as the case may be), may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of Allegiant Funds and/or its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser (or Sub-Advisers) will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and/or such other clients. The Adviser (and Investment Counselors with respect to the Small Cap Core Fund and Polaris with respect to that portion of the assets of the International Equity Fund allocated to it) will maintain all books and records with respect to the securities transactions for the Funds and furnish the Trust's Board of Trustees such periodic and special reports as the Board may request.

            Each Advisory Agreement and Sub-Advisory Agreement provides that the Adviser (or the Sub-Adviser, as the case may be) shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement (or the Sub-Advisory Agreement as the case may be), except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser (or Sub-Adviser, as the case may be) in the performance of its duties or from reckless disregard by the Adviser (or Sub-Adviser, as the case may be) of its duties and obligations thereunder.

            Each Advisory Agreement and Sub-Advisory Agreement remains in effect for an initial period of up to two years after its approval and will continue in effect with respect to the Fund to which it relates from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund (as defined by the 1940 Act) and a majority of the trustees who are not interested persons (as defined in the 1940 Act) of any party to the agreement by votes cast in person at a meeting called for such purpose. An Advisory Agreement (or Sub-Advisory Agreement) may be terminated by the Trust or the Adviser on 60 days' written notice, and will terminate immediately in the event of its assignment. Each Sub-Advisory Agreement also terminates upon the effective date of the termination of the Advisory Agreement with respect to the Allegiant Small Cap Core Fund or Allegiant International Equity Fund and may also be terminated (i) with respect to the Sub-Advisory Agreement pertaining to the International Equity Fund, by Polaris after the initial term on 180 days' written notice to the Trust and the Adviser, or (ii) with respect to the Sub-Advisory Agreement pertaining to the Small Cap Core Fund, by Investment Counselors on 60 days' written notice to the Trust and the Adviser.


APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS


            At a meeting held on May 17, 2005, the Trust's Board of Trustees, including the Independent Trustees, approved an Advisory Agreement for the Allegiant Multi-Factor Small Cap Core, Allegiant Multi-Factor Small Cap Growth, and Allegiant Multi-Factor Small Cap Value Funds. At a meeting held on June 13, 2005, the Trust's Board of Trustees, including the Independent Trustees, approved the Polaris Sub-Advisory Agreement with respect to the International Value Component of the International Equity Fund, which became effective on September 1, 2005. At a meeting held on August 22, 2005, the Trust's Board of Trustees, including the Independent Trustees, approved the continuation of the Advisory Agreement and the Investment Counselors Sub-Advisory Agreement for an additional one-year period. In connection with such approvals, the Trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's and Sub-Advisers' services, experience and qualifications. The information considered by the Trustees at each respective meeting with regard to the Adviser or Sub-Advisers, as applicable, included: (i) the history, organization and client base of the Adviser and Sub-Advisers, (ii) fee arrangements for the Funds and, for the Adviser and Sub-Advisers, comparative industry fee and expense data, (iii) any incidental non-monetary benefits realized through the Adviser's and Sub-Advisers' relationship with the Funds, (iv) the investment performance for the Funds (or of the Adviser and Sub-Advisers), (v) ancillary services provided by the Adviser and Sub-Advisers and their affiliates, (vi) any economies of scale realized by the Adviser, Sub-Advisers and the Funds, and
(vii) the

Adviser's and Sub-Advisers' direct and indirect costs incurred in providing advisory services. The Trustees reviewed additional information concerning the investment philosophy, techniques and strategies employed by the Adviser and Sub-Advisers in managing the Funds and the Adviser's and Sub-Advisers' compliance procedures and controls. At the meetings, the Board considered analyses comparing each Fund's advisory fees and total expenses to averages for the universe of mutual funds for each Fund's asset class. At the meetings, the Board also considered a report from the Adviser and Sub-Advisers on soft dollar commissions which included information on brokers, the recent fiscal period total commissions paid for each Fund, the various research and other services obtained with soft dollar commissions, and the Adviser's and Sub-Advisers' policies for budgeting and allocating soft dollar payments.

            After reviewing this information and such other matters as the Trustees considered necessary to the exercise of their reasonable business judgment, the Board and Independent Trustees unanimously concluded that the compensation payable under the Advisory Agreements and the Sub-Advisory Agreements was fair and equitable with respect to each Fund and approved the continuation of the Advisory Agreement and Investment Counselors Sub-Advisory Agreement and the execution of the Advisory Agreement with respect to the Allegiant Multi-Factor Small Cap Core, Allegiant Multi-Factor Small Cap Growth, and Allegiant Multi-Factor Small Cap Value Funds and the Polaris Sub-Advisory Agreement.


            At a meeting held on June 13, 2005,  the Trust's  Board of Trustees, including the Independent Trustees, approved the Polaris Sub-Advisory Agreement with respect to the International Value Component of the International Equity Fund, which became effective on September 1, 2005. The Board also discussed the written materials that had been provided by Polaris with respect to the proposed approval of the Polaris Sub-Advisory Agreement that described, among other things: (i) the nature, extent and quality of the services provided by Polaris;
(ii)  the  experience  and  qualifications  of  the  personnel  providing  those services; (iii) Polaris's management structure and current assets under management; (iv) Polaris's investment philosophies and processes; (v) Polaris's compliance policies and procedures; (vi) Polaris's trade allocation practices and criteria used to select brokers, including any soft dollar benefits that
Polaris may realize from allocating brokerage transactions in exchange for research; (vii) the investment performance of a similar fund managed by Polaris (the "Similar Portfolio") as compared to its respective Lipper peer group and benchmark index; and (viii) the proposed sub-advisory fee as compared to other international equity investment advisers, as reported in the Callan (institutional consultants) fee study ("Selected Peer Group").

            The Board did not identify any single factor as determinative or controlling in reaching its conclusions. Among the factors considered regarding approval of the proposed Polaris Sub-Advisory Agreement, the Board discussed Polaris's experience, services to be provided, brokerage and trading policies, fees, performance, investment style and processes, and compliance policies and procedures. The Board noted that Polaris has been a registered investment adviser for over 10 years; that its 2 portfolio managers have a combined total of over 34 years of investment advisory experience and that Polaris manages 17 portfolios representing over $600 million in assets. The Board also considered the Adviser's representations that Polaris would provide an investment management style complementary to that of the Adviser and that the combined management styles would be beneficial to the Fund. The Board gave substantial consideration to the Adviser's representations that Polaris would provide depth of quality management, as evidenced by Polaris's past performance with similar investment products. The Board considered that managing the Fund with complementary management styles, by having components of the portfolio dedicated to the value style and to the growth style, would aid the Adviser in managing risk and performance.

            The Board further considered the investment performance of Polaris. In particular, the Board compared Polaris's investment performance in managing the Similar Portfolio to the performance of its respective Lipper peer group and benchmark index. The Board also considered the Similar Portfolio's investment performance in light of the investment objectives applicable to that portfolio. The Board also reviewed Polaris's proposed investment approach for the Fund, including Polaris's investment philosophy, policies, techniques and strategies.

            The Board then reviewed the proposed sub-advisory fee structure. In so doing, the Board examined the proposed fees as compared to the respective Selected Peer Group. Those comparisons aided the Board in evaluating the reasonableness of the sub-advisory fee to be paid by the Adviser to Polaris. The Board also considered Polaris's representations with respect to the costs of providing investment advisory services to the Fund and the profits it expected to receive pursuant to the proposed Polaris Sub-Advisory Agreement.

            The Board also reviewed whether Polaris's management of the Fund could generate economies of scale. The Board determined that in light of the fact that Polaris receives an increase in the sub-advisory fee commensurate with an increase in Fund assets under its management, economies of scale would not likely generate from the arrangement. The Board also reviewed information detailing Polaris's trading and compliance policies and code of ethics. The Board considered information that disclosed that all trades made on behalf of the Fund would receive best execution. The Board also noted that Polaris does not utilize any affiliated brokers or participate in any relationships, such as soft dollar arrangements, by which brokers provide research to Polaris for allocating Fund brokerage.

            Based upon the information that it received, the Board concluded that Polaris has sufficient resources to fulfill effectively its duties under the proposed Polaris Sub-Advisory Agreement and that Polaris appeared sufficiently prepared to manage the Fund's investment program and perform its fiduciary duties as the Fund's Sub-Adviser. The Board concluded that the scope and quality of the services to be provided to the Fund under the proposed Polaris Sub-Advisory Agreement were consistent with the Fund's overall investment and operational objectives. After further discussion, the Board, including all of the independent trustees, concluded that the proposed sub-advisory fees to be paid by the Adviser to Polaris were reasonable in light of the services to be provided by Polaris and that the proposed Polaris Sub-Advisory Agreement was fair and in the best interests of the Fund. For the reasons described above, the Board unanimously recommends that shareholders of the Fund vote to approve the Polaris Sub-Advisory Agreement.

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED

The following tables provide information about funds and accounts, other than the Funds, for which the Funds' portfolio managers are primarily responsible for the day-to-day portfolio management as of May 31, 2005:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             # OF ACCOUNTS
                                                            TOTAL # OF                        MANAGED WITH      TOTAL ASSETS WITH
                                                             ACCOUNTS                       PERFORMANCE-BASED   PERFORMANCE-BASED
    NAME OF PORTFOLIO MANAGER         TYPE OF ACCOUNTS        MANAGED       TOTAL ASSETS      ADVISORY FEE         ADVISORY FEE
    -------------------------         ----------------        -------       ------------      ------------         ------------
------------------------------------------------------------------------------------------------------------------------------------
MARTIN SCHULZ                            Registered
  Director of International              Investment
  Equity Investment,                     Companies:              0                $0               0                   $0
  International Equity
  Investment Management Team
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             0                $0               0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:            1           $114,000,000          0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BERNARD R. HORN, JR.                     Registered
President, Polaris Capital               Investment
Management, Inc. (sub-adviser),          Companies:              2           $441,800,000          0                   $0
International Equity Investment
Management Team
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             2           $104,400,000          0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:           16           $218,100,000          0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SUMANTA BISWAS                           Registered
Assistant Portfolio Manager,             Investment
Polaris Capital Management, Inc.         Companies:              2           $441,800,000          0                   $0
(sub-adviser), International
Equity Investment Management Team
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             2           $104,400,000          0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:           16           $218,100,000          0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER A. WILES, CFA                Registered
  Managing Senior Director for           Investment
  Core and Growth Equity, Equity         Companies:              0                $0               0                   $0
  Investment Management Team
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             2            $22,500,000          0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:           263         $1,800,000,000         0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             # OF ACCOUNTS
                                                            TOTAL # OF                        MANAGED WITH      TOTAL ASSETS WITH
                                                             ACCOUNTS                       PERFORMANCE-BASED   PERFORMANCE-BASED
    NAME OF PORTFOLIO MANAGER         TYPE OF ACCOUNTS        MANAGED       TOTAL ASSETS      ADVISORY FEE         ADVISORY FEE
    -------------------------         ----------------        -------       ------------      ------------         ------------
------------------------------------------------------------------------------------------------------------------------------------
LAWRENCE E. EAKIN, JR.                   Registered
  Senior Director of Large Cap           Investment
  Growth Equity, Equity                  Companies:              0                $0               0                   $0
  Investment Management Team
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             2            $22,500,000          0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:           263         $1,800,000,000         0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. HALLORAN, CFA                 Registered
  Large Cap Growth Equity                Investment
  Analyst, Equity Investment             Companies:              0                $0               0                   $0
  Management Team
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             2            $22,500,000          0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:           263         $1,800,000,000         0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
JOE FAMOSO                               Registered
  Analyst, Equity Investment             Investment              0                $0               0                   $0
  Management Team                        Companies:
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             2            $22,500,000          0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:           263         $1,800,000,000         0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MICHAEL E. SANTELLI, CFA, CPA            Registered
  Senior Director for Value              Investment
  Equity Investment, Mid-Value           Companies:              0                $0               0                   $0
  Equity Investment
  Management Team
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             0                $0               0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:            1            $5,000,000           0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             # OF ACCOUNTS
                                                            TOTAL # OF                        MANAGED WITH      TOTAL ASSETS WITH
                                                             ACCOUNTS                       PERFORMANCE-BASED   PERFORMANCE-BASED
    NAME OF PORTFOLIO MANAGER         TYPE OF ACCOUNTS        MANAGED       TOTAL ASSETS      ADVISORY FEE         ADVISORY FEE
    -------------------------         ----------------        -------       ------------      ------------         ------------
------------------------------------------------------------------------------------------------------------------------------------
ALEX L. VALLECILLO, CFA                  Registered
  Senior Portfolio Manager,              Investment
  Mid-Value Equity Investment            Companies:              0                $0               0                   $0
  Management Team
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             0                $0               0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:            1            $5,000,000           0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. CHREN, CFA                    Registered
  Senior Director for Value              Investment
  Investment, Value Equity               Companies:              0                $0               0                   $0
  Investment Management Team
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             0                $0               0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:           19           $141,000,000          0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EDWARD A. JOHNSON                        Registered
  Equity Analyst, Value Equity           Investment              0                $0               0                   $0
  Investment Management Team             Companies:
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             0                $0               0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:           19           $141,000,000          0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
HITESH PATEL, PHD                        Registered
  Director of Structured Equity          Investment
  Strategies, Structured Equity          Companies:
  Investment Management Team,                                    0                $0               0                   $0
  Quantitative Analysis
  Management Team
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             0                $0               0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:            9           $162,000,000          0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PAUL KLEINAITIS, CFA                     Registered
  Senior Portfolio Manager,              Investment
  Structured Equity Investment           Companies:              0                $0               0                   $0
  Management Team
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             0                $0               0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:            9           $162,000,000          0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ROB ROQUITTE, CFA                        Registered
  Senior Portfolio Manager,              Investment
  Structured Equity Investment           Companies:              0                $0               0                   $0
  Management Team
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             0                $0               0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:            9           $162,000,000          0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             # OF ACCOUNTS
                                                            TOTAL # OF                        MANAGED WITH      TOTAL ASSETS WITH
                                                             ACCOUNTS                       PERFORMANCE-BASED   PERFORMANCE-BASED
    NAME OF PORTFOLIO MANAGER         TYPE OF ACCOUNTS        MANAGED       TOTAL ASSETS      ADVISORY FEE         ADVISORY FEE
    -------------------------         ----------------        -------       ------------      ------------         ------------
------------------------------------------------------------------------------------------------------------------------------------
STEVEN GREINER, PHD                      Registered
  Senior Quantitative                    Investment
  Strategist, Structured Equity          Companies:
  Investment Management Team,                                    0                $0               0                   $0
  Quantitative Analysis
  Management Tean
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             0                $0               0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:            9           $162,000,000          0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CHEN CHEN                                Registered
  Senior Quantitative Analyst,           Investment
  Structured Equity Investment           Companies:              0                $0               0                   $0
  Management Team, Quantitative
  Analysis Management Team
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             0                $0               0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:            0                $0               0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RITA ONTKO                               Registered
  Quantitative Analyst,                  Investment
  Quantitative Analysis                  Companies:              1           $850,000,000          0                   $0
  Management Team
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             1            $69,000,000          0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:           11          $1,600,000,000         0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BRIAN L. STINE, CFA                      Registered
  Investment Strategist, Asset           Investment              0                $0               0                   $0
  Allocation Management Team             Companies:
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             0                $0               0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:            0                $0               0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CRYSTAL STETZY                           Registered
  Strategy Analyst, Asset                Investment              0                $0               0                   $0
  Allocation Management Team             Companies:
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             0                $0               0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:            0                $0               0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             # OF ACCOUNTS
                                                            TOTAL # OF                        MANAGED WITH      TOTAL ASSETS WITH
                                                             ACCOUNTS                       PERFORMANCE-BASED   PERFORMANCE-BASED
    NAME OF PORTFOLIO MANAGER         TYPE OF ACCOUNTS        MANAGED       TOTAL ASSETS      ADVISORY FEE         ADVISORY FEE
    -------------------------         ----------------        -------       ------------      ------------         ------------
------------------------------------------------------------------------------------------------------------------------------------
JOHN P. MICKLITSCH                       Registered
  Senior Portfolio Manager of            Investment
  Small Cap Value Equity                 Companies:              0                $0               0                   $0
  Investment, Small Value Equity
  Investment Management Team
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             0                $0               0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:           13           $303,000,000          1               $32,000,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ORI ELAN                                 Registered
  Equity Analyst, Small Value            Investment
  Equity Investment                      Companies:              0                $0               0                   $0
  Management Team
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             0                $0               0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:           13           $303,000,000          1               $32,000,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
GORDON A. JOHNSON                        Registered
  President and Chief Investment         Investment
  Officer - Allegiant Investment         Companies:
  Counselors (sub-adviser), Core                                 0                $0               0                   $0
  Equity Investment
  Management Team
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             0                $0               0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:            2            $64,000,000          0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
JAMES E. MINEMAN                         Registered
  Director of Equity Research,           Investment
  Core Equity Investment                 Companies:              0                $0               0                   $0
  Management Team
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             0                $0               0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:            2            $64,000,000          0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PETER A. ROY                             Registered
  Vice President, Portfolio              Investment
  Manager, Core Equity                   Companies:              0                $0               0                   $0
  Investment Management Team
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             0                $0               0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:            2            $64,000,000          0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             # OF ACCOUNTS
                                                            TOTAL # OF                        MANAGED WITH      TOTAL ASSETS WITH
                                                             ACCOUNTS                       PERFORMANCE-BASED   PERFORMANCE-BASED
    NAME OF PORTFOLIO MANAGER         TYPE OF ACCOUNTS        MANAGED       TOTAL ASSETS      ADVISORY FEE         ADVISORY FEE
    -------------------------         ----------------        -------       ------------      ------------         ------------
------------------------------------------------------------------------------------------------------------------------------------
LISA A. TETER                            Registered
  Vice President, Portfolio              Investment
  Manager, Core Equity                   Companies:              0                $0               0                   $0
  Investment Management Team
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             0                $0               0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:            2            $64,000,000          0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ANDREW HARDING                           Registered
  Senior Director for Taxable            Investment
  Fixed Income Investments,              Companies:              0                $0               0                   $0
  Taxable Fixed Income
  Management Team
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             1            $13,000,000          0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:           384         $5,900,000,000         0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CYNTHIA D. COLE                          Registered
  Director of Corporate Bond             Investment
  Investment, Taxable Fixed              Companies:
  Income Management Team; Senior                                 0                $0               0                   $0
  Portfolio Manager, Municipal
  Fixed Income Team
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             1            $13,000,000          0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:           384         $5,900,000,000         0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TIMOTHY COMPAN, JR., CFA                 Registered
  Corporate Bond Specialist,             Investment
  Taxable Fixed Income                   Companies:              0                $0               0                   $0
  Management Team
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             1            $13,000,000          0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:           384         $5,900,000,000         0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MATTHEW DOWNING                          Registered
  Fixed Income Analyst, Taxable          Investment              0                $0               0                   $0
  Fixed Income Management Team           Companies:
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             1            $13,000,000          0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:           384         $5,900,000,000         0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             # OF ACCOUNTS
                                                            TOTAL # OF                        MANAGED WITH      TOTAL ASSETS WITH
                                                             ACCOUNTS                       PERFORMANCE-BASED   PERFORMANCE-BASED
    NAME OF PORTFOLIO MANAGER         TYPE OF ACCOUNTS        MANAGED       TOTAL ASSETS      ADVISORY FEE         ADVISORY FEE
    -------------------------         ----------------        -------       ------------      ------------         ------------
------------------------------------------------------------------------------------------------------------------------------------

MARK LOZINA, CFA                         Registered
  Fixed Income Analyst, Taxable          Investment              0                $0               0                   $0
  Fixed Income Management Team           Companies:
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             1            $13,000,000          0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:           384         $5,900,000,000         0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
STEPHEN CARPENTER                        Registered
  Senior Portfolio Manager,              Investment              0                $0               0                   $0
  Municipal Fixed Income Team            Companies:
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             0                $0               0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:            6            $44,000,000          0                   $0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
KEITH ERWIN                              Registered
  Portfolio Manager, Municipal           Investment              1            $676,000,000         0                   $0
  Fixed Income Team                      Companies:
------------------------------------------------------------------------------------------------------------------------------------
                                        Other Pooled             4           $1,900,000,000        0                   $0
                                    Investment Vehicles
------------------------------------------------------------------------------------------------------------------------------------
                                      Other Accounts:            11           $272,000,000         0                   $0
------------------------------------------------------------------------------------------------------------------------------------


DESCRIPTION OF COMPENSATION

            The Adviser's compensation program for investment professionals is designed to be competitive and appropriate to attract and retain industry-leading talent. The Adviser's objective is to align portfolio managers' compensation with the long-term success of its clients. As determined annually, compensation is a combination of the following: (i) fixed cash base salary; (ii) variable performance based incentive compensation; and (iii) variable discretionary incentive compensation. The overall success of the Adviser determines the total amount of incentive compensation available to investment professionals. Incentive compensation may be in the form of cash or restricted stock, which vests over a four-year period. The Adviser believes that tying awards to both long term (since inception) and shorter term (1-year) performance closely aligns its investment professionals' interests with those of its clients.


            An investment professional's variable compensation is determined through a process that evaluates quantitative and qualitative factors, however, not all factors apply to each investment professional. Among the factors considered are: pre-tax performance relative to an industry peer group defined by an independent, national consulting firm; contribution to the Adviser's team-oriented management process; revenue growth in strategies managed by a team; success of marketing/business development efforts and client servicing.

POTENTIAL CONFLICTS OF INTEREST

            When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The side-by-side management of a Fund, separate accounts, proprietary accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices, such as cross trading between a Fund and another account, raise conflicts of interest. The principal types of potential conflicts of interest that may arise are discussed below. Although the Trust and the Adviser have adopted procedures that they believe are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

   o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

   o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the portfolio manager will place the order in a manner intended to result in as favorable a price as possible for such client.

   o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

   o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

            If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Trust and the Adviser seek to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security.

OWNERSHIP OF SECURITIES

            The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund that he or she manages as of May 31, 2005.


                                       DOLLAR RANGE OF FUND SHARES BENEFICIALLY OWNED
INTERNATIONAL EQUITY FUND
Martin Schulz                                             $1-10,000
Bernard R. Horn, Jr.                                      $0
Sumanta Biswas                                            $0


LARGE CAP CORE EQUITY FUND
Christopher A. Wiles, CFA                                 $0
Lawrence E. Eakin, Jr.                                    $0
Michael J. Halloran, CFA                                  $0
Joe Famoso                                                $0

LARGE CAP GROWTH FUND
Christopher A. Wiles, CFA                                 $10,001 - 50,000
Lawrence E. Eakin, Jr.                                    $1-10,000
Michael J. Halloran, CFA                                  $1-10,000
Joe Famoso                                                $10,001 - 50,000

LARGE CAP VALUE FUND
Michael J. Chren, CFA                                     $100,001 - 500,000
Edward A. Johnson                                         $0

MID CAP GROWTH FUND
Hitesh Patel, PhD                                         $0
Paul Kleinaitis, CFA                                      $0
Rob Roquitte, CFA                                         $0
Steven Greiner, PhD                                       $0
Chen Chen                                                 $0

MID CAP VALUE FUND
Michael E. Santelli, CFA, CPA                             $10,001 - 50,000
Alex L. Vallecillo, CFA                                   $10,001 - 50,000


MULTI-FACTOR SMALL CAP CORE FUND
Hitesh Patel, PhD                                         $0
Paul Kleinaitis, CFA                                      $0
Rob Roquitte, CFA                                         $0
Steven Greiner, PhD                                       $0
Chen Chen                                                 $0

MULTI-FACTOR SMALL CAP GROWTH FUND
Hitesh Patel, PhD                                         $0
Paul Kleinaitis, CFA                                      $0
Rob Roquitte, CFA                                         $0
Steven Greiner, PhD                                       $0
Chen Chen                                                 $0

MULTI-FACTOR SMALL CAP VALUE FUND
Hitesh Patel, PhD                                         $0
Paul Kleinaitis, CFA                                      $0
Rob Roquitte, CFA                                         $0
Steven Greiner, PhD                                       $0
Chen Chen                                                 $0


S&P 500 INDEX FUND
Hitesh Patel, PhD                                         $0
Rita Ontko                                                $10,001 - 50,000
Steven Greiner, PhD                                       $0
Chen Chen                                                 $0


SMALL CAP CORE FUND
Gordon A. Johnson                                         $100,001 - 500,000
James E. Mineman                                          $0
Peter A. Roy                                              $0
Lisa A. Teter                                             $0

SMALL CAP GROWTH FUND
Hitesh Patel, PhD                                         $0
Paul Kleinaitis, CFA                                      $0
Rob Roquitte, CFA                                         $0
Steven Greiner, PhD                                       $0
Chen Chen                                                 $0

SMALL CAP VALUE FUND
John P. Micklitsch                                        $100,001 - 500,000

Ori Elan                                                  $10,001 - 50,000

AGGRESSIVE ALLOCATION FUND
Brian L. Stine, CFA                                       $0
Crystal Stetzy                                            $0

BALANCED ALLOCATION FUND
Brian L. Stine, CFA                                       $0
Crystal Stetzy                                            $0

CONSERVATIVE ALLOCATION FUND
Brian L. Stine, CFA                                       $0
Crystal Stetzy                                            $0

BOND FUND
Andrew Harding                                            $0
Cynthia D. Cole                                           $0
Timothy Compan, Jr., CFA                                  $0
Matthew Downing                                           $0
Mark Lozina, CFA                                          $0

GOVERNMENT MORTGAGE FUND
Andrew Harding                                            $0
Cynthia D. Cole                                           $0
Timothy Compan, Jr., CFA                                  $0
Matthew Downing                                           $0
Mark Lozina, CFA                                          $0

INTERMEDIATE BOND FUND
Andrew Harding                                            $0
Cynthia D. Cole                                           $0
Timothy Compan, Jr., CFA                                  $0
Matthew Downing                                           $0
Mark Lozina, CFA                                          $0

LIMITED MATURITY BOND FUND
Andrew Harding                                            $0
Cynthia D. Cole                                           $0
Timothy Compan, Jr., CFA                                  $0
Matthew Downing                                           $0
Mark Lozina, CFA                                          $0

TOTAL RETURN ADVANTAGE FUND
Andrew Harding                                            $0
Cynthia D. Cole                                           $0
Timothy Compan, Jr., CFA                                  $0
Matthew Downing                                           $0
Mark Lozina, CFA                                          $0

ULTRA SHORT BOND FUND
Andrew Harding                                            $0
Cynthia D. Cole                                           $0
Timothy Compan, Jr., CFA                                  $0
Matthew Downing                                           $0

Mark Lozina, CFA                                          $0


INTERMEDIATE TAX EXEMPT BOND FUND
Cynthia D. Cole                                           $0
Stephen Carpenter                                         $0
Keith Erwin                                               $0

MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
Cynthia D. Cole                                           $0
Stephen Carpenter                                         $0
Keith Erwin                                               $0

OHIO INTERMEDIATE TAX EXEMPT BOND FUND
Cynthia D. Cole                                            $0
Stephen Carpenter                                         $0
Keith Erwin                                               $0

PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
Cynthia D. Cole                                           $0
Stephen Carpenter                                         $0
Keith Erwin                                               $0



PROXY VOTING POLICIES AND PROCEDURES


            The Trust is required to disclose information concerning the Funds' proxy voting policies and procedures to shareholders. The Board of Trustees has delegated to the Adviser responsibility for implementing decisions regarding proxy voting for securities held by each Fund. The Adviser or the Sub-Advisers, as the case may be, will vote such proxies in accordance with the proxy policies and procedures, which have been reviewed by the Board of Trustees and adopted by the Trust, and which are found in Appendix C. Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees for approval. Beginning with the twelve month period ending June 30, 2004, information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year will be available (1) without charge, upon request by calling 1-800-622-FUND (3863) and (2) on the SEC's website at http://www.sec.gov.



ADMINISTRATION AND ACCOUNTING SERVICES


            The Trust has entered into a Restated Co-Administration and Accounting Services Agreement dated August 31, 2004 (the "Co-Administration Agreement") with PFPC and NCB (together with PFPC, the "Co-Administrators"), pursuant to which PFPC and NCB have agreed to serve as Co-Administrators to the Trust. This agreement superseded a prior agreement with all such parties dated June 1, 2003. Prior to June 1, 2003, SEI Investments Global Funds Services ("SIGFS") (formerly, SEI Investments Mutual Fund Services) and NCB (together with SIGFS, the "Previous Co-Administrators") served as the Previous Co-Administrators to the Trust pursuant to a Co-Administration Agreement effective as of August 1, 2000. SIGFS continued to provide certain administration and accounting services to the Trust until May 31, 2003.

            The Co-Administrators provide a wide variety of accounting, shareholder and administrative services to the Trust under the Co-Administration Agreement. The Co-Administration Agreement provides that the Co-Administrators shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Co-Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Co-Administrators in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. The Co-Administration Agreement also provides that the Co-Administration Agreement creates no joint and/or several liability among the Co-Administrators with respect to any loss arising out of services provided by a specific Co-Administrator.

            PFPC is a wholly owned subsidiary of PNC Financial Services Group. NCB is a wholly owned subsidiary of National City Corporation and an affiliate of the Adviser.

            Under the Co-Administration Agreement, the Co-Administrators are entitled to receive administration fees with respect to each Fund, computed daily and paid monthly, at annual rates based on the average daily net assets of each Fund.

            During the fiscal years ended May 31, 2005, 2004 and 2003 the Trust paid to the Co-Administrators, the Previous Co-Administrators and SIGFS, as appropriate, administration fees, net of fee waivers, as set forth below.


FUND                                                         2005            2004           2003
----                                                         ----            ----           ----
International Equity Fund .............................   $  195,689      $  217,100     $  277,766
Large Cap Core Equity Fund ............................   $  157,712      $  137,345     $   93,590
Large Cap Growth Fund .................................   $  475,015      $  498,427     $  458,775
Large Cap Value Fund ..................................   $  418,614      $  396,914     $  409,452
Mid Cap Growth Fund ...................................   $   37,528      $   68,424     $   76,198
Mid Cap Value Fund ....................................   $   42,368      $   38,598     $   12,822(1)
Multi-Factor Small Cap Core ...........................            *               *              *
Multi-Factor Small Cap Growth .........................            *               *              *
Multi-Factor Small Cap Value ..........................            *               *              *
S&P 500 Index Fund ....................................   $  289,363      $  259,333     $  189,151
Small Cap Core Fund ...................................   $   56,598      $    2,753(2)           *
Small Cap Growth Fund .................................   $   67,326      $  143,624     $  137,043
Small Cap Value Fund ..................................   $  767,769      $  729,703     $  586,637
Aggressive Allocation Fund ............................   $    9,112      $    5,955     $    4,143
Balanced Allocation Fund ..............................   $  114,228      $  106,695     $  100,654
Conservative Allocation Fund ..........................   $    7,822      $    5,946     $    4,887
Bond Fund .............................................   $  287,353      $  372,393     $  490,444
Government Mortgage Fund ..............................   $  186,835      $  172,729     $  152,592
Intermediate Bond Fund ................................   $  328,215      $  312,978     $  284,083
Limited Maturity Bond Fund ............................   $  204,749      $  237,234     $  187,319
Total Return Advantage Fund ...........................   $  229,736      $  196,983     $  173,137
Ultra Short Bond Fund .................................   $  131,899      $  110,897     $   30,186(3)
Intermediate Tax Exempt Bond Fund .....................   $  110,788      $  126,339     $  123,580
Michigan Intermediate Municipal Bond Fund .............   $   90,028      $  108,019     $  110,233
Ohio Intermediate Tax Exempt Bond Fund ................   $  117,020      $  128,116     $  121,973
Pennsylvania Intermediate Municipal Bond Fund .........   $   39,213      $   40,573     $   39,359
Government Money Market Fund ..........................   $1,117,013      $1,680,324     $1,882,238

FUND                                                         2005            2004         2003
----                                                         ----            ----         ----
Money Market Fund .....................................   $2,502,470      $3,022,494   $3,734,791
Ohio Municipal Money Market Fund ......................   $  221,558      $  192,621   $  201,200
Pennsylvania Tax Exempt Money Market Fund .............   $  102,255      $  130,769   $  137,139
Tax Exempt Money Market Fund ..........................   $  443,204      $  495,471   $  603,527
Treasury Money Market Fund ............................   $  302,530      $  423,847   $  401,671


-----------------------

*     Not in operation during the period.

(1)   For the Period July 1, 2002 (commencement of operations) to May 31, 2003.

(2)   For the period April 2, 2004 (commencement of operations) to May 31, 2004.

(3)   For the Period  January 6, 2003  (commencement  of  operations) to May 31,
      2003.

            For the fiscal years ended May 31, 2005, 2004 and 2003, no administration fees were waived.

DISTRIBUTOR

            The Distributor acts as principal underwriter for the Funds' shares pursuant to its Distribution Agreement with the Trust. The Distributor has its principal business office at 760 Moore Road, King of Prussia, Pennsylvania, 19406. Prior to May 1, 2003, SEI Investments Distribution Co. ("SEIDC") served as distributor of the Funds' shares. Shares are sold on a continuous basis. The Distributor will use all reasonable efforts in connection with distribution of shares of the Trust.

            Unless otherwise terminated, the Distribution Agreement between the Trust and the Distributor continues in force and renews annually, provided that such annual renewal is approved by (i) either the vote of a majority of the Trustees of the Trust, or the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of those Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party ("Qualified Trustees"), cast in person at a meeting called for the purpose of voting on the approval. The Distribution Agreement shall automatically terminate in the event of its assignment. In addition, the Distribution Agreement may at any time be terminated by the Distributor, by a vote of a majority of Qualified Trustees or by vote of a majority of the outstanding voting securities of the Trust upon not less than sixty days prior written notice to the other party.

      The Distributor was paid the following aggregate combined commissions on sales of Class A, Class B, and Class C shares during the last three fiscal years.


FUND                                                                   2005             2004              2003
----                                                                   ----             ----              ----
International Equity Fund.....................................   $     13,679      $     29,524     $     41,081
Large Cap Core Equity Fund....................................   $     52,359      $    203,106     $     22,107
Large Cap Growth Fund.........................................   $    137,625      $    317,476     $     72,521
Large Cap Value Fund..........................................   $    185,474      $    351,331     $     75,316
Mid Cap Growth Fund............................................. $     33,188      $     84,379     $     25,852
Mid Cap Value Fund.............................................. $     47,959      $    270,560     $  27,376(1)
Multi-Factor Small Cap Core.....................................            *                 *                *
Multi-Factor Small Cap Growth...................................            *                 *                *
Multi-Factor Small Cap Value....................................            *                 *                *

S & P 500 Index Fund............................................ $     60,283      $     54,647     $     29,495
Small Cap Core Fund............................................. $     54,620      $   3,111(2)                *
Small Cap Growth Fund........................................... $     31,123      $    141,353     $     22,611
Small Cap Value Fund............................................ $    598,229      $    458,476     $    426,942
Aggressive Allocation Fund...................................... $     19,452      $     41,757     $     17,773
Balanced Allocation Fund........................................ $     47,218      $    122,423     $     55,934
Conservative Allocation Fund.................................... $      8,801      $     30,058     $      9,772
Bond Fund....................................................... $     20,698      $     23,063     $     26,698
Government Mortgage Fund........................................ $     39,821      $     57,289     $     66,054
Intermediate Bond Fund.......................................... $     91,067      $    362,749     $     94,578
Limited Maturity Bond Fund...................................... $      9,915      $     25,146     $     17,564
Total Return Advantage Fund..................................... $     23,183      $     43,581     $     33,891
Ultra Short Bond Fund........................................... $      8,705      $     28,806     $     271(3)
Intermediate Tax Exempt Bond Fund............................... $     15,285      $     17,290     $     19,890
Michigan Intermediate Municipal Bond Fund....................... $     22,854      $     13,862     $     13,422
Ohio Intermediate Tax Exempt Bond Fund.......................... $     44,066      $     26,232     $     49,085
Pennsylvania Intermediate Municipal Bond Fund................... $      3,276      $      6,991     $      4,076
Government Money Market Fund.................................... $          0      $          0     $          0
Money Market Fund............................................... $      5,382      $      9,672     $      3,012
Ohio Municipal Money Market Fund................................ $          0      $          0     $          0
Pennsylvania Tax Exempt Money Market Fund....................... $          0      $          0     $          0
Tax Exempt Money Market Fund.................................... $          0      $          0     $          0
Treasury Money Market Fund...................................... $          0      $          0     $          0


-----------------------------------------
*     Not in operation during the period.

(2)   For the Period July 1, 2002 (commencement of operations) to May 31, 2003.

(2)   For the Period April 2, 2004 (commencement of operations) to May 31, 2004.

(3)   For the Period  January 6, 2003  (commencement  of  operations) to May 31,
      2003.

      The Distributor retained approximately the following combined commissions on sales of Class A, Class B and Class C shares during the last three fiscal years:


FUND                                                                   2005             2004              2003
----                                                                   ----             ----              ----
International Equity Fund....................................... $        117      $        971     $      2,778
Large Cap Core Equity Fund...................................... $         88      $         75     $        433
Large Cap Growth Fund........................................... $      1,203      $      1,218     $      1,849
Large Cap Value Fund............................................ $        615      $      1,037     $        633
Mid Cap Growth Fund............................................. $        120      $        230     $        152
Mid Cap Value Fund.............................................. $         68      $        263     $        277(1)
Multi-Factor Small Cap Core.....................................            *                 *                *
Multi-Factor Small Cap Growth...................................            *                 *                *
Multi-Factor Small Cap Value....................................            *                 *                *
S & P 500 Index Fund............................................ $        362      $        901     $        450
Small Cap Core Fund............................................. $        356      $       0(2)                *
Small Cap Growth Fund........................................... $        438      $      4,100     $      1,367
Small Cap Value Fund............................................ $      5,646      $      5,042     $     16,332
Aggressive Allocation Fund...................................... $        347      $        175     $         61
Balanced Allocation Fund........................................ $       (347)     $        679     $        999
Conservative Allocation Fund.................................... $          8      $        179     $          6
Bond Fund....................................................... $         52      $      1,135     $         39
Government Mortgage Fund........................................ $         15      $        186     $        494
Intermediate Bond Fund.......................................... $         48      $      2,074     $         28
Limited Maturity Bond Fund...................................... $          0      $        338     $          0

Total Return Advantage Fund..................................... $        102      $      1,774     $        278
Ultra Short Bond Fund........................................... $          5      $          0     $         63(3)
Intermediate Tax Exempt Bond Fund............................... $          0      $         14     $        931
Michigan Intermediate Municipal Bond Fund....................... $         22      $          0     $          0
Ohio Intermediate Tax Exempt Bond Fund.......................... $         28      $         12     $          0
Pennsylvania Intermediate Municipal Bond Fund................... $          0      $          0     $          0
Government Money Market Fund.................................... $          0      $          0     $          0
Money Market Fund............................................... $         31      $          0     $         58
Ohio Municipal Money Market Fund................................ $          0      $          0     $          0
Pennsylvania Tax Exempt Money Market Fund....................... $          0      $          0     $          0
Tax Exempt Money Market Fund.................................... $          0      $          0     $          0
Treasury Money Market Fund...................................... $          0      $          0     $          0


---------------
*     Not in operation during the period.

(1)   For the Period July 1, 2002 (commencement of operations) to May 31, 2003.

(2)   For the Period April 2, 2004 (commencement of operations) to May 31, 2004.

(3)   For the Period  January 6, 2003  (commencement  of  operations) to May 31,
      2003.

DISTRIBUTION PLANS AND RELATED AGREEMENT

            Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Distribution Plan for Class A and Class I Shares (the "A and I Shares Plan"), a Distribution Plan for Class B Shares ("B Shares Plan"), a Distribution Plan for Class C Shares (the "C Shares Plan") and a Distribution Plan for Class R Shares (the "R Shares Plan" and, collectively, the "Plans") which permit the Trust to bear certain expenses in connection with the distribution of Class I Shares and Class A Shares, Class B Shares, Class C Shares and Class R Shares respectively. As required by Rule 12b-1, the Trust's Plans and any related agreements have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Plans or any agreement relating to the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans and related agreements. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Plans and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plans and related agreements will benefit the Trust and its shareholders. For instance, asset growth resulting from the Plan can be expected to benefit Trust shareholders through the realization of economies of scale and potentially lower expense levels.

            Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in the Trust's case, the Distributor) provide for the trustees' review quarterly reports on the amounts expended and the purposes for the expenditures.

            Any change in the Plans that would materially increase the distribution expenses of a class would require approval by the shareholders of such class, but otherwise, the Plans may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the Plans or related agreements. The Plans and related agreements may be terminated as to a particular Fund or class by a vote of the Trust's disinterested trustees or by vote of the shareholders of the Fund or class in question, on not more than 60 days' written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.

            The A and I Shares Plan provides that each Fund will reimburse the Distributor for distribution expenses related to the distribution of Class A Shares and Class I Shares in an amount not to exceed .10% per annum of the average aggregate net assets of such shares. Costs and expenses reimbursable under the A and I Shares Plan are (a) direct and indirect costs and expenses incurred in connection with the advertising and marketing of a Fund's Class A Shares and Class I Shares, including but not limited to any advertising or marketing via radio, television, newspapers, magazines, or direct mail solicitation, and (b) direct and indirect costs and expenses incurred in preparing, printing and distributing a Fund's prospectus for such shares (except those used for regulatory purposes or for distribution to existing shareholders) and in implementing and operating the A and I Shares Plan.

            The B Shares Plan provides that the Funds will compensate the Distributor from Class B Share assets for distribution of Class B Shares in an amount not to exceed .75% per annum (.65% with respect to the Aggressive Allocation and Conservative Allocation Funds) of the average daily net assets of such class. The C Shares Plan provides that the Funds may compensate the Distributor from Class C Share assets for distribution of Class C Shares in an amount not to exceed .75% (.65% with respect to the Aggressive Allocation and Conservative Allocation Funds) per annum of the average daily net assets of such shares. The R Shares Plan provides that the Funds will compensate the Distributor from Class R Shares assets for distribution of Class R Shares in an amount not to exceed .60% per annum of the average daily net assets of such class. Payments to the Distributor under the B Shares Plan, C Shares Plan and R Shares Plan are to be used by the Distributor to cover expenses and activities primarily intended to result in the sale of a Fund's Class B Shares, Class C Shares and Class R Shares, respectively. Such expenses and activities may include but are not limited to: (a) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing Class B Shares, Class C Shares and Class R Shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisers, accountants, and estate planning firms (each a "Distribution Organization") with respect to a Fund's Class B Shares, Class C Shares or Class R Shares beneficially owned by customers for whom the Distribution Organization is the dealer of record or holder of record of such Class B Shares, Class C Shares or Class R Shares; (e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above; or (f) for such other services as may be construed, by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

During the fiscal year ended May 31, 2005, the Trust paid the Distributor the following amounts under the A and I Shares Plan.


FUND                                                               2005
----                                                               ----
International Equity Fund
     A Shares.................................................   $7,568
     I Shares.................................................   $168,432
Large Cap Core Equity Fund
     A Shares.................................................   $5,167
     I Shares.................................................   $138,646
Large Cap Growth Fund
     A Shares.................................................   $87,726
     I Shares.................................................   $338,349
Large Cap Value Fund
     A Shares.................................................   $29,889
     I Shares.................................................   $354,302
Mid Cap Growth Fund
     A Shares.................................................   $11,922
     I Shares.................................................   $16,480
Mid Cap Value Fund
     A Shares.................................................   $3,558
     I Shares.................................................   $30,246
Multi-Factor Small Cap Core
     A Shares.................................................   *
     I Shares.................................................   *
Multi-Factor Small Cap Growth
     A Shares.................................................   *
     I Shares.................................................   *
Multi-Factor Small Cap Value
     A Shares.................................................   *
     I Shares.................................................   *
S & P 500 Index Fund
     A Shares.................................................   $886
     I Shares.................................................   $19,271
Small Cap Core Fund
     A Shares.................................................   $934
     I Shares.................................................   $60,152
Small Cap Growth Fund
     A Shares.................................................   $13,125
     I Shares.................................................   $37,516
Small Cap Value Fund
     A Shares.................................................   $149,911
     I Shares.................................................   $536,176
Aggressive Allocation Fund
     A Shares.................................................   $1,826
     I Shares.................................................   $3,301
Balanced Allocation Fund
     A Shares.................................................   $9,306
     I Shares.................................................   $68,255
Conservative Allocation Fund
     A Shares.................................................   $1,812
     I Shares.................................................   $2,628

FUND                                                               2005
----                                                               ----
Bond Fund
     A Shares.................................................   $5,568
     I Shares.................................................   $197,100
Government Mortgage Fund
     A Shares.................................................   $9,991
     I Shares.................................................   $119,401
High Yield Bond Fund
     I Shares.................................................   *
Intermediate Bond Fund
     A Shares.................................................   $7,116
     I Shares.................................................   $224,409
Limited Maturity Bond Fund
     A Shares.................................................   $3,990
     I Shares.................................................   $137,038
Strategic Income Bond Fund
     I Shares.................................................   *
Total Return Advantage Fund
     A Shares.................................................   $2,315
     I Shares.................................................   $161,028
Ultra Short Bond Fund
     A Shares.................................................   $811
     I Shares.................................................   $36,910
Intermediate Tax Exempt Bond Fund
     A Shares.................................................   $4,718
     I Shares.................................................   $72,991
Michigan Intermediate Municipal Bond Fund
     A Shares.................................................   $7,059
     I Shares.................................................   $55,018
Ohio Intermediate Tax Exempt Bond Fund
     A Shares.................................................   $5,348
     I Shares.................................................   $76,526
Pennsylvania Intermediate Municipal Bond Fund
     A Shares.................................................   $626
     I Shares.................................................   $26,706
Government Money Market Fund
     A Shares.................................................   $143,426
     I Shares.................................................   $402,321
Money Market Fund
     A Shares.................................................   $282,203
     I Shares.................................................   $962,315
Ohio Municipal Money Market Fund
     A Shares.................................................   $17,866
     I Shares.................................................   $93,829
Pennsylvania Tax Exempt Money Market Fund
     A Shares.................................................   $17,415
     I Shares.................................................   $32,666
Tax Exempt Money Market Fund
     A Shares.................................................   $59,708
     I Shares.................................................   $160,639
Treasury Money Market Fund
     A Shares.................................................   $7,103
     I Shares.................................................   $144,836

-----------------------------------
*        Not in operation during the period

      During the fiscal year ended May 31, 2005, the Trust paid the Distributor the following amounts under the B Shares Plan.


FUND                                                            2005
----                                                            ----
International Equity Fund....................................   $12,177
Large Cap Core Equity Fund...................................   $26,954
Large Cap Growth Fund........................................   $69,934
Large Cap Value Fund.........................................   $77,532
Mid Cap Growth Fund..........................................   $19,630
Mid Cap Value Fund...........................................   $28,216
S & P 500 Index Fund.........................................   $27,112
Small Cap Core Fund..........................................   $673
Small Cap Growth Fund........................................   $29,114
Small Cap Value Fund.........................................   $131,599
Aggressive Allocation Fund...................................   $10,271
Balanced Allocation Fund.....................................   $51,322
Conservative Allocation Fund.................................   $7,308
Bond Fund....................................................   $8,847
Government Mortgage Fund.....................................   $41,652
Intermediate Bond Fund.......................................   $52,459
Limited Maturity Bond Fund...................................   $10,193
Total Return Advantage Fund..................................   $9,547
Ultra Short Bond Fund........................................   $0
Intermediate Tax Exempt Bond Fund............................   $4,877
Michigan Intermediate Municipal Bond Fund....................   $10,828
Ohio Intermediate Tax Exempt Bond Fund.......................   $7,164
Pennsylvania Intermediate Municipal Bond Fund................   $0
Government Money Market Fund.................................   $0
Money Market Fund............................................   $5,596
Ohio Municipal Money Market Fund.............................   $0
Pennsylvania Tax Exempt Money Market Fund....................   $0
Tax Exempt Money Market Fund.................................   $0
Treasury Money Market Fund...................................   $0


      During the fiscal year ended May 31, 2005, the Trust paid the Distributor the following amounts under the C Shares Plan.


FUND                                                               2005
----                                                               ----
International Equity Fund.....................................   $9,122
Large Cap Core Equity Fund....................................   $5,103
Large Cap Growth Fund.........................................   $8,642
Large Cap Value Fund..........................................   $4,990
Mid Cap Growth Fund...........................................   $2,862
Mid Cap Value Fund............................................   $6,326
Multi-Factor Small Cap Core...................................   *
Multi-Factor Small Cap Growth.................................   *
Multi-Factor Small Cap Value..................................   *
S & P 500 Index Fund..........................................   $14,466
Small Cap Core Fund...........................................   $3.452
Small Cap Growth Fund.........................................   $5,146
Small Cap Value Fund..........................................   $186,945

Aggressive Allocation Fund....................................   $7,320
Balanced Allocation Fund......................................   $13,147
Conservative Allocation Fund..................................   $7,828
Bond Fund.....................................................   $2,328
Government Mortgage Fund......................................   $15,639
Intermediate Bond Fund........................................   $3,567
Limited Maturity Bond Fund....................................   $8,081
Total Return Advantage Fund...................................   $2,702
Ultra Short Bond Fund.........................................   $0
Intermediate Tax Exempt Bond Fund.............................   $336
Michigan Intermediate Municipal Bond Fund.....................   $1,215
Ohio Intermediate Tax Exempt Bond Fund........................   $6,895
Pennsylvania Intermediate Municipal Bond Fund.................   $6,660
Government Money Market Fund..................................   $0
Money Market Fund.............................................   $3,239
Ohio Municipal Money Market Fund..............................   $0
Pennsylvania Tax Exempt Money Market Fund.....................   $0
Tax Exempt Money Market Fund..................................   $0
Treasury Money Market Fund....................................   $0

------------------------------------
*     Not in operation during the period


      During the fiscal year ended May 31, 2005, the Trust paid the Distributor the following amounts under the R Shares Plan.


FUND                                                              2005
----                                                              ----
International Equity Fund.....................................   $2,259
Large Cap Core Equity Fund....................................   $3,633
Large Cap Growth Fund.........................................   $2,687
Large Cap Value Fund..........................................   $3,443
Mid Cap Growth Fund...........................................   *
Mid Cap Value Fund............................................   $2,726
Multi-Factor Small Cap Core...................................   *
Multi-Factor Small Cap Growth.................................   *
Multi-Factor Small Cap Value..................................   *
S & P 500 Index Fund..........................................   $8,672
Small Cap Core Fund...........................................   *
Small Cap Growth Fund.........................................   $760
Small Cap Value Fund..........................................   *
Aggressive Allocation Fund....................................   *
Balanced Allocation Fund......................................   *
Conservative Allocation Fund..................................   *
Bond Fund.....................................................   *
Government Mortgage Fund......................................   $1,438
Intermediate Bond Fund........................................   *
Limited Maturity Bond Fund....................................   $981
Total Return Advantage Fund...................................   $2,683
Ultra Short Bond Fund.........................................   *
Money Market Fund.............................................   *


------------------------------------
*     Not in operation during the period

      During the fiscal year ended May 31, 2005, the Distributor incurred the following expenses in connection with distribution under the A and I Shares Plan.


                                                                                                            PREPARATION
                                                                                            PRINTING AND        AND
                                                                               ALLOCABLE     MAILING OF     DISTRIBUTION
                                                               COMPENSATION    OVERHEAD,    PROSPECTUSES      OF SALES
                                                               AND EXPENSES    TELEPHONE   TO OTHER THAN     LITERATURE
                                             COMPENSATION TO    OF SALES      AND TRAVEL      CURRENT           AND
FUND                                             DEALERS        PERSONNEL      EXPENSES     SHAREHOLDERS    ADVERTISING     TOTALS
----                                             -------        ---------      --------     ------------    -----------     ------
International Equity Fund
     Class A............................      $36,805           $2,533         $172         $731            $3,938        $44,179
     Class I............................      $0                $56,890        $3,928       $16,708         $90,019       $167,545
Large Cap Core Equity Fund
     Class A............................      $27,241           $1,617         $110         $467            $2,515        $31,950
     Class I............................      $0                $43,866        $2,976       $12,660         $68,212       $127,714
Large Cap Growth Fund
     Class A............................      $366,624          $29,445        $1,998       $8,498          $45,787       $452,352
     Class I............................      $0                $115,684       $7,849       $33,388         $179,890      $336,811
Large Cap Value Fund
     Class A............................      $122,670          $9,902         $672         $2,858          $15,398       $151,500
     Class I............................      $0                $119,706       $8,122       $34,549         $186,145      $348,522
Mid Cap Growth Fund
     Class A............................      $48,855           $3,996         $271         $1,153          $6,214        $60,489
     Class I............................      $0                $6,060         $411         $1,749          $9,424        $17,644
Mid Cap Value Fund
     Class A............................      $14,323           $1,169         $79          $337            $1,818        $17,726
     Class I............................      $0                $10,173        $690         $2,936          $15,819       $29,618
Multi-Factor Small Cap Core
     Class A............................      *                 *              *            *               *             *
     Class I............................      *                 *              *            *               *             *
Multi-Factor Small Cap Growth
     Class A............................      *                 *              *            *               *             *
     Class I............................      *                 *              *            *               *             *

                                                                                                            PREPARATION
                                                                                            PRINTING AND        AND
                                                                               ALLOCABLE     MAILING OF     DISTRIBUTION
                                                               COMPENSATION    OVERHEAD,    PROSPECTUSES      OF SALES
                                                               AND EXPENSES    TELEPHONE   TO OTHER THAN     LITERATURE
                                             COMPENSATION TO    OF SALES      AND TRAVEL      CURRENT           AND
FUND                                             DEALERS        PERSONNEL      EXPENSES     SHAREHOLDERS    ADVERTISING     TOTALS
----                                             -------        ---------      --------     ------------    -----------     ------
Multi-Factor Small Cap Value
     Class A............................      *                 *              *            *               *             *
     Class I............................      *                 *              *            *               *             *
S & P 500 Index Fund
     Class A............................      $46,963           $287           $19          $83             $446          $47,798
     Class I............................      $0                $6,654         $451         $1,920          $10,347       $19,372
Small Cap Core Fund
     Class A............................      $34               $282           $19          $81             $438          $854
     Class I............................      $0                $18,959        $1,286       $5,472          $29,482       $55,199
Small Cap Growth Fund
     Class A............................      $47,842           $4,432         $301         $1,279          $6,892        $60,746
     Class I............................      $0                $13,851        $940         $3,998          $21,539       $40,328
Small Cap Value Fund
     Class A............................      $613,636          $49,770        $3,377       $14,364         $77,392       $758,539
     Class I............................      $0                $182,665       $12,394      $52,720         $284,046      $531,825
Aggressive Allocation Fund
     Class A............................      $10,151           $633           $43          $183            $985          $11,995
     Class I............................      $0                $1,130         $77          $326            $1,756        $3,289
Balanced Allocation Fund
     Class A............................      $49,975           $3,132         $213         $904            $4,871        $59,095
     Class I............................      $0                $23,433        $1,590       $6,763          $36,439       $68,225
Conservative Allocation Fund
     Class A............................      $10,743           $610           $41          $176            $949          $12,519
     Class I............................      $0                $892           $61          $257            $1,387        $2,597
Bond Fund
     Class A............................      $30,165           $1,881         $128         $543            $2,926        $35,643
     Class I............................      $0                $67,904        $4,607       $19,598         $105,592      $197,701
Government Mortgage Fund
     Class A............................      $51,379           $3,342         $227         $965            $5,198        $61,111

                                                                                                            PREPARATION
                                                                                            PRINTING AND        AND
                                                                               ALLOCABLE     MAILING OF     DISTRIBUTION
                                                               COMPENSATION    OVERHEAD,    PROSPECTUSES      OF SALES
                                                               AND EXPENSES    TELEPHONE   TO OTHER THAN     LITERATURE
                                             COMPENSATION TO    OF SALES      AND TRAVEL      CURRENT           AND
FUND                                             DEALERS        PERSONNEL      EXPENSES     SHAREHOLDERS    ADVERTISING     TOTALS
----                                             -------        ---------      --------     ------------    -----------     ------
     Class I............................      $0                $40,977        $2,780       $11,827         $63,720       $119,304
High Yield Bond Fund
     Class I*...........................      $0                $0             $0           $0              $0            $0
Intermediate Bond Fund
     Class A............................      $38,343           $2,399         $163         $692            $2,384        $43,981
     Class I............................      $0                $76,732        $5,206       $22,146         $39,368       $143,452
Limited Maturity Bond Fund
     Class A............................      $21,514           $1,353         $92          $391            $2,105        $25,455
     Class I............................      $0                $47,788        $3,242       $13,793         $74,312       $139,135
Strategic Income Bond Fund
     Class I*...........................      $0                $0             $0           $0              $0            $0
Total Return Advantage Fund
     Class A............................      $12,452           $779           $53          $225            $1,212        $14,721
     Class I............................      $0                $55,125        $3,740       $15,910         $85,720       $160,495
Ultra Short Bond Fund
     Class A............................      $9,095            $282           $19          $81             $438          $9,915
     Class I............................      $0                $12,726        $863         $3,673          $19,789       $37,051
Intermediate Tax Exempt Bond Fund
     Class A............................      $24,670           $1,533         $104         $442            $2,384        $29,133
     Class I............................      $0                $25,317        $1,718       $7,307          $39,368       $73,710
Michigan Intermediate Municipal
Bond Fund
     Class A............................      $31,227           $2,389         $162         $690            $3,715        $38,183
     Class I............................      $0                $19,218        $1,304       $5,547          $29,884       $55,953
Ohio Intermediate Tax Exempt Bond Fund
     Class A............................      $28,751           $1,779         $121         $513            $2,766        $33,930
     Class I............................      $0                $26,443        $1,794       $7,632          $41,119       $76,988

                                                                                                            PREPARATION
                                                                                            PRINTING AND        AND
                                                                               ALLOCABLE     MAILING OF     DISTRIBUTION
                                                               COMPENSATION    OVERHEAD,    PROSPECTUSES      OF SALES
                                                               AND EXPENSES    TELEPHONE   TO OTHER THAN     LITERATURE
                                             COMPENSATION TO    OF SALES      AND TRAVEL      CURRENT           AND
FUND                                             DEALERS        PERSONNEL      EXPENSES     SHAREHOLDERS    ADVERTISING     TOTALS
----                                             -------        ---------      --------     ------------    -----------     ------
Pennsylvania Intermediate Municipal
Bond Fund
     Class A............................      $3,401            $213           $14          $61             $331          $4,020
     Class I............................      $0                $9,199         $624         $2,655          $14,305       $26,783
Government Money Market Fund
     Class A............................      $1,118,381        $49,224        $3,340       $14,207         $76,543       $1,261,695
     Class I............................      $0                $147,395       $10,001      $42,541         $229,201      $429,138
Money Market Fund
     Class A............................      $2,183,400        $98,199        $6,663       $28,342         $152,700      $2,469,304
     Class I............................      $0                $341,075       $23,142      $98,440         $530,377      $993,034
Ohio Municipal Money Market Fund
     Class A............................      $139,567          $6,170         $419         $1,781          $9,594        $157,531
     Class I............................      $0                $32,214        $2,186       $9,298          $50,094       $93,792
Pennsylvania Tax Exempt Money
Market Fund
     Class A............................      $140,523          $6,485         $440         $1,872          $10,085       $159,405
     Class I............................      $0                $11,502        $780         $3,320          $17,887       $33,489
Tax Exempt Money Market Fund
     Class A............................      $463,524          $21,253        $1,442       $6,134          $33,048       $525,401
     Class I............................      $0                $56,177        $3,812       $16,214         $87,356       $163,559
Treasury Money Market Fund
     Class A............................      $55,092           $2,507         $170         $724            $3,898        $62,391
     Class I............................      $0                $52,584        $3,568       $15,177         $81,769       $153,098


-----------------------------------
*     Not in operation during the period

      During the fiscal year ended May 31, 2005, the Distributor incurred the following expenses in connection with distribution under the B Shares Plan.

                                                                                                             PREPARATION
                                                                 COMPENSATION                 PRINTING AND       AND
                                                                 AND EXPENSES    ALLOCABLE     MAILING OF    DISTRIBUTION
                                                                    OF THE       OVERHEAD,    PROSPECTUSES     OF SALES
                                                                 DISTRIBUTOR     TELEPHONE   TO OTHER THAN    LITERATURE
                                             COMPENSATION TO    AND ITS SALES   AND TRAVEL      CURRENT          AND
FUND                                              DEALERS         PERSONNEL      EXPENSES     SHAREHOLDERS   ADVERTISING    TOTALS
----                                              -------         ---------      --------     ------------   -----------    ------
International Equity Fund..................      $3,888             $266            $18          $77             $415        $4,664
Large Cap Core Equity Fund.................      $6,278             $579            $39          $167            $901        $7,964
Large Cap Growth Fund......................      $19,391            $1,506          $102         $435            $2,342      $23,776
Large Cap Value Fund.......................      $20,763            $1,816          $123         $524            $2,824      $26,050
Mid Cap Growth Fund........................      $5,789             $439            $30          $127            $682        $7,067
Mid Cap Value Fund.........................      $4,851             $560            $41          $173            $933        $6,558
S & P 500 Index Fund.......................      $6,708             $569            $39          $164            $885        $8,365
Small Cap Core Fund........................      $0                 $12             $1           $3              $19         $35
Small Cap Growth Fund......................      $9,001             $710            $48          $205            $1,104      $11,068
Small Cap Value Fund.......................      $34,365            $2,999          $203         $865            $4,663      $43,095
Aggressive Allocation Fund.................      $2,904             $218            $15          $63             $340        $3,540
Balanced Allocation Fund...................      $15,061            $1,025          $70          $296            $1,594      $18,046
Conservative Allocation Fund...............      $2,383             $158            $11          $46             $246        $2,844
Bond Fund..................................      $2,906             $197            $13          $57             $306        $3,479
Government Mortgage Fund...................      $13,839            $917            $62          $265            $1,425      $16,508
Intermediate Bond Fund.....................      $13,275            $1,067          $72          $308            $1,658      $16,380
Limited Maturity Bond Fund.................      $3,273             $223            $15          $64             $346        $3,921
Total Return Advantage Fund................      $2,289             $206            $14          $59             $320        $2,888
Ultra Short Bond Fund......................      $0                 $0              $0           $0              $0          $0
Intermediate Tax Exempt Bond Fund..........      $1,621             $108            $7           $31             $168        $1,935
Michigan Intermediate Municipal
  Bond Fund................................      $3,781             $235            $16          $68             $365        $4,465
Ohio Intermediate Tax Exempt Bond Fund.....      $2,146             $153            $10          $44             $238        $2,591
Pennsylvania Intermediate
  Municipal Bond Fund......................      $0                 $0              $0           $0              $0          $0
Government Money Market Fund...............      $0                 $0              $0           $0              $0          $0
Money Market Fund..........................      $2,733             $186            $13          $54             $289        $3,275
Ohio Municipal Money Market Fund...........      $0                 $0              $0           $0              $0          $0
Pennsylvania Tax Exempt Money Market Fund..      $0                 $0              $0           $0              $0          $0
Tax Exempt Money Market Fund...............      $0                 $0              $0           $0              $0          $0

                                                                                                             PREPARATION
                                                                 COMPENSATION                 PRINTING AND       AND
                                                                 AND EXPENSES    ALLOCABLE     MAILING OF    DISTRIBUTION
                                                                    OF THE       OVERHEAD,    PROSPECTUSES     OF SALES
                                                                 DISTRIBUTOR     TELEPHONE   TO OTHER THAN    LITERATURE
                                             COMPENSATION TO    AND ITS SALES   AND TRAVEL      CURRENT          AND
FUND                                              DEALERS         PERSONNEL      EXPENSES     SHAREHOLDERS   ADVERTISING    TOTALS
----                                              -------         ---------      --------     ------------   -----------    ------
Treasury Money Market Fund.................      $0                 $0              $0           $0              $0          $0

During the fiscal year ended May 31, 2005, the Distributor incurred the following expenses in connection with distribution under the C Shares Plan.


                                                                                                             PREPARATION
                                                                COMPENSATION                 PRINTING AND       AND
                                                                AND EXPENSES    ALLOCABLE     MAILING OF    DISTRIBUTION
                                                                   OF THE       OVERHEAD,    PROSPECTUSES     OF SALES
                                                                 DISTRIBUTOR     TELEPHONE   TO OTHER THAN    LITERATURE
                                             COMPENSATION TO    AND ITS SALES   AND TRAVEL      CURRENT          AND
FUND                                              DEALERS         PERSONNEL      EXPENSES     SHAREHOLDERS   ADVERTISING    TOTALS
----                                              -------         ---------      --------     ------------   -----------    ------
International Equity Fund...................       $9,804           $194            $13          $56             $302       $10,369
Large Cap Core Equity Fund..................       $5,705           $111            $8           $32             $172       $6,028
Large Cap Growth Fund.......................       $8,687           $187            $13          $54             $291       $9,232
Large Cap Value Fund........................       $4,690           $108            $7           $31             $168       $5,004
Mid Cap Growth Fund.........................       $2,668           $63             $4           $18             $98        $2,851
Mid Cap Value Fund..........................       $6,048           $136            $9           $39             $212       $6,444
Multi-Factor Small Cap Core.................       *                *               *            *               *          *
Multi-Factor Small Cap Growth...............       *                *               *            *               *          *
Multi-Factor Small Cap Value................       *                *               *            *               *          *
S & P 500 Index Fund........................       $14,614          $306            $21          $88             $476       $15,505
Small Cap Core Fund.........................       $1               $66             $4           $19             $102       $192
Small Cap Growth Fund.......................       $5,245           $113            $8           $33             $176       $5,575
Small Cap Value Fund........................       $155,288         $3,984          $270         $1,150          $6,195     $166,887
Aggressive Allocation Fund..................       $8,587           $158            $11          $46             $246       $9,048
Balanced Allocation Fund....................       $14,861          $287            $20          $83             $447       $15,698
Conservative Allocation Fund................       $10,202          $176            $12          $51             $273       $10,714
Bond Fund...................................       $2,608           $51             $3           $15             $80        $2,757
Government Mortgage Fund....................       $20,265          $0              $0           $100            $539       $20,904
Intermediate Bond Fund......................       $4,697           $79             $5           $23             $123       $4,927
Limited Maturity Bond Fund..................       $8,695           $184            $13          $53             $287       $9,232
Total Return Advantage Fund.................       $2,702           $59             $4           $17             $91        $2,873
Ultra Short Bond Fund.......................       $0               $0              $0           $0              $0         $0
Intermediate Tax Exempt Bond Fund...........       $348             $8              $1           $2              $12        $371
Michigan Intermediate Municipal
  Bond Fund.................................       $947             $24             $2           $7              $38        $1,018
Ohio Intermediate Tax Exempt Bond Fund......       $9,757           $157            $11          $45             $244       $10,214
Pennsylvania Intermediate Municipal
  Bond Fund.................................       $8,881           $146            $10          $42             $227       $9,306

Government Money Market Fund................       $0               $0              $0           $0              $0         $0
Money Market Fund...........................       $4,679           $114            $8           $33             $178       $5,012
Ohio Municipal Money Market Fund............       $0               $0              $0           $0              $0         $0
Pennsylvania Tax Exempt Money
  Market Fund...............................       $0               $0              $0           $0              $0         $0
Tax Exempt Money Market Fund................       $0               $0              $0           $0              $0         $0
Treasury Money Market Fund..................       $0               $0              $0           $0              $0         $0


      During the fiscal year ended May 31, 2005, the Distributor incurred the following expenses in connection with distribution under the R Shares Plan.



                                                                                                             PREPARATION
                                                               COMPENSATION                 PRINTING AND       AND
                                                               AND EXPENSES    ALLOCABLE     MAILING OF    DISTRIBUTION
                                                                  OF THE       OVERHEAD,    PROSPECTUSES     OF SALES
                                                                DISTRIBUTOR     TELEPHONE   TO OTHER THAN    LITERATURE
                                             COMPENSATION TO   AND ITS SALES   AND TRAVEL      CURRENT          AND
FUND                                              DEALERS        PERSONNEL      EXPENSES     SHAREHOLDERS   ADVERTISING    TOTALS
----                                              -------        ---------      --------     ------------   -----------    ------
International Equity Fund.................         $0               $60             $4           $17             $93         $174
Large Cap Core Equity Fund................         $163             $92             $6           $27             $144        $432
Large Cap Growth Fund.....................         $619             $69             $5           $20             $107        $820
Large Cap Value Fund......................         $954             $92             $6           $27             $143        $1,222
Mid Cap Growth Fund.......................         *                *               *            *               *           *
Mid Cap Value Fund........................         $0               $68             $5           $20             $105        $198
Multi-Factor Small Cap Core...............         *                *               *            *               *           *
Multi-Factor Small Cap Growth.............         *                *               *            *               *           *
Multi-Factor Small Cap Value..............         *                *               *            *               *           *
S & P 500 Index Fund......................         $2,834           $240            $16          $69             $373        $3,532
Small Cap Core Fund.......................         *                *               *            *               *           *
Small Cap Growth Fund.....................         $608             $22             $1           $6              $34         $671
Small Cap Value Fund......................         *                *               *            *               *           *
Aggressive Allocation Fund................         *                *               *            *               *           *
Balanced Allocation Fund..................         *                *               *            *               *           *
Conservative Allocation Fund..............         *                *               *            *               *           *
Bond Fund.................................         *                *               *            *               *           *
Government Mortgage Fund..................         $0               $39             $3           $11             $61         $114

Intermediate Bond Fund....................         *                *               *            *               *           *
Limited Maturity Bond Fund................         $235             $26             $2           $8              $41         $312
Total Return Advantage Fund...............         $426             $69             $5           $20             $108        $628
Ultra Short Bond Fund.....................         *                *               *            *               *           *
Money Market Fund.........................         *                *               *            *               *           *


-----------------------------------
*     Not in operation during the period

            The Adviser, its affiliates or the Funds' Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees paid by the Funds. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list or in other sales programs, as consistent with applicable rules of the SEC and National Association of Securities Dealers. These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the Funds to you, subject to their suitability as an investment option. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of the Funds' shares or the provision of services to the Funds.

            From time to time, the Adviser or the Funds' Distributor also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts, occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS

            NCB, with offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Trust's custodian with respect to the Funds. Under its Custodian Services Agreement, NCB has agreed to:

            (i) maintain a separate account or accounts in the name of each Fund;

            (ii) hold and disburse portfolio securities on account of the Funds;

            (iii) collect  and make  disbursements  of money  on  behalf  of the
                  Funds;

            (iv)  collect  and  receive  all  income  and  other   payments  and
                  distributions on account of the Funds' portfolio securities;

            (v) respond to correspondence by security brokers and others relating to its duties; and

            (vi) make periodic reports to the Board of Trustees concerning the Funds' operations.

            NCB is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Funds harmless from the acts and omissions of any bank or trust company serving as sub-custodian. Each Fund reimburses NCB for its direct and indirect costs and expenses incurred in rendering custodial services.


            For its services as the Trust's custodian, NCB receives fees at the following rates (i) 0.007% of the first $5 billion of combined average gross assets of the Trust; (ii) 0.004% of the next $5 billion of combined average gross assets; and (iii) 0.002% of combined average gross assets in excess of $10 billion.

           State Street Bank and Trust Company (the "Transfer Agent"), P.O. Box 8421 Boston, Massachusetts 02266-8421 serves as the Trust's transfer agent and dividend disbursing agent with respect to the Funds. Under its Transfer Agency Agreement, the Transfer Agent has agreed to:

           (i)    issue and redeem shares of the Funds;

           (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders;

           (iii) respond to correspondence by security brokers and others relating to its duties;

           (iv)   maintain shareholder accounts; and

           (v) make periodic reports to the Board of Trustees concerning the Fund's operations.

           The Transfer Agent sends each shareholder of record periodic statements showing the total number of shares owned as of the last business day of the period (as well as the dividends paid during the current period and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with each Fund.

                           SHAREHOLDER SERVICES PLAN

           The Trust has implemented a Shareholder Services Plan with respect to Class A Shares, Class B Shares and Class C Shares (the "Services Plan") pursuant to which the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of a Fund's Class A Shares, Class B Shares or Class C Shares in consideration for payments for such services. The Services Plan provides for the payment (on an annualized basis) of up to 0.25% of the NAV attributable to each Fund's Class A Shares, Class B Shares or Class C Shares held by a financial institution's customers.

           Services under the Services Plan may include:

           (i) aggregating and processing purchase and redemption requests from customers;

           (ii) providing customers with a service that invests the assets of their accounts in Class A Shares, Class B Shares or Class C Shares;

           (iii)  processing dividend payments from the Funds;

           (iv) providing information periodically to customers showing their position in Class A Shares, Class B Shares or Class C Shares;

           (v)    arranging for bank wires;

           (vi) responding to customer inquiries relating to the services performed with respect to Class A Shares, Class B Shares or Class C Shares beneficially owned by customers;

           (vii) providing subaccounting for customers or providing information to the transfer agent for subaccounting;

           (viii) forwarding shareholder communications; and

            (ix)  other similar services requested by the Trust.

            Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.

                             PORTFOLIO TRANSACTIONS



            Pursuant to the Advisory Agreements and the Sub-Advisory Agreements, the Adviser and Sub-Advisers are responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Funds. The Adviser and Sub-Advisers purchase portfolio securities either directly from the issuer or from an underwriter or broker and/or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.


            For  the  last  three  fiscal  years,   the  Funds  paid   brokerage
commissions in the aggregate as follows:


FUND                                               2005         2004            2003
----                                               ----         ----            ----
International Equity Fund ...................   $1,413,671   $1,411,450      $1,549,022
Large Cap Core Equity Fund ..................   $  362,484   $  307,851      $  354,664
Large Cap Growth Fund .......................   $1,403,888   $1,576,768      $1,905,163
Large Cap Value Fund ........................   $  625,617   $  854,451      $  609,518
Mid Cap Growth Fund .........................   $  614,103   $1,076,756      $  349,492
Mid Cap Value Fund ..........................   $  183,919   $  203,902      $  154,493(1)
S&P 500 Index Fund ..........................   $  124,099   $   35,658      $   67,411
Small Cap Core Fund .........................   $  302,129   $   58,246(2)            *
Small Cap Growth Fund .......................   $2,048,865   $5,767,660      $1,413,855
Small Cap Value Fund ........................   $5,924,318   $6,145,384      $4,997,753
Aggressive Allocation Fund ..................   $        0   $        0      $        0
Balanced Allocation Fund ....................   $  245,635   $  560,504      $  457,529
Conservative Allocation Fund ................   $        0   $        0      $        0
Bond Fund ...................................   $      810   $        0      $        0
Government Mortgage Fund ....................   $        0   $        0      $        0
Intermediate Bond Fund ......................   $    1,080   $        0      $        0
Limited Maturity Bond Fund ..................   $        0   $        0      $        0
Total Return Advantage Fund .................   $      630   $        0      $        0
Ultra Short Bond Fund .......................   $        0   $        0               0(3)
Intermediate Tax Exempt Bond Fund ...........   $        0   $        0      $        0
Michigan Intermediate Municipal Bond Fund ...   $        0   $        0      $        0
Ohio Intermediate Tax Exempt Bond Fund ......   $        0   $        0      $        0
Pennsylvania Intermediate Municipal Bond Fund   $        0   $        0      $        0


------------------------------
*     Not in operation during the period.

(1)   For the period July 1, 2002 (commencement of operations) to May 31, 2003.

(2)   For the period April 2, 2004 (commencement of operations) to May 31, 2004.

(3)   For the period  January 6, 2003  (commencement  of  operations) to May 31,
      2003.

            While the Adviser and Sub-Advisers generally seek competitive spreads or commissions, they may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser and Sub-Advisers in their best judgment and in a manner deemed fair and reasonable to shareholders. Under the Advisory Agreements and the Sub-Advisory Agreements, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser and Sub-Advisers are authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser and Sub-Advisers may receive orders for transactions by the Funds. Such research services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer databases; quotation equipment and services; and research oriented computer hardware, software and other services. Nevertheless, research services are only one of many factors considered in selecting broker-dealers. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and Sub-Advisers and does not reduce the fees payable to the Adviser by the Funds or to the Sub-Advisers by the Adviser. Such information may be useful to the Adviser and Sub-Advisers in serving both the Funds and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser and Sub-Advisers in carrying out their obligations to the Funds.

            Portfolio securities will not be purchased from or sold to the Trust's Adviser, Sub-Advisers, Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, a Fund will not give preference to the Adviser's or Sub-Advisers' correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.


            Each Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. The value of each Fund's aggregate holdings of securities of its regular broker-dealers as of May 31, 2005 is as follows:


                                                                          VALUE OF FUND'S
                                                                          AGGREGATE HOLDINGS OF
FUND NAME                            ISSUER                               ISSUER
------------------------------------------------------------------------------- --------------------------
International Equity Fund            UBS                                  $2,653,000
                                     Barclays                             $2,473,000
                                     Deutsche Bank                        $1,376,000
Large Cap Core Equity Fund           Goldman, Sachs Group, Inc.           $3,191,000
                                     JP Morgan Chase                      $4,468,000
                                     Bank of America                      $7,178,000
                                     Merrill Lynch                        $4,613,000


Large Cap Growth Fund                Goldman, Sachs & Co                  $8,716,000

Large Cap Value Fund                 Bank of America                     $11,121,000
                                     JP Morgan Chase                     $17,475,000
                                     Morgan Stanley & Co., Inc.          $17,347,000
                                     Goldman, Sachs & Co.                 $7,468,000

Mid Cap Value Fund                   Bear Stearns & Co., Inc.              $413,000

S&P 500 Index Fund                   Bank of America                     $6,233,000
                                     JP Morgan Chase                     $4,220,000
                                     Morgan Stanley & Co., Inc.          $1,814,000
                                     Merrill Lynch                       $1,683.000
                                     Goldman, Sachs & Co.                $1,454,000
                                     Lehman Brothers Inc.                  $845,000
                                     Bear Stearns & Co., Inc.              $372,000

Total Return Advantage Fund          Lehman Brothers Inc.                $3,049,000
                                     JP Morgan Chase                     $1,958,000
                                     Goldman, Sachs & Co.                $2,038,000
                                     Morgan Stanley & Co., Inc.          $1,701,000
                                     Bear Stearns & Co., Inc.            $8,700,000
                                     Merrill Lynch                       $1,027,000
                                     Bank of America                     $1,043,000

Balanced Allocation Fund             Goldman, Sachs & Co.                $1,086,000
                                     Bank of America                       $751,000
                                     JP Morgan Chase                     $1,175,000
                                     Morgan Stanley & Co., Inc.          $1,174,000
                                     Merrill Lynch                             $573
                                     UBS                                       $129
                                     Barclays                                  $118
                                     Deutche Bank                               $64
                                     Bank of America                       $249,000
                                     Morgan Stanley & Co., Inc.            $207,000
                                     Lehman Brothers Inc.                  $199,000
                                     JP Morgan Chase                       $200,000
                                     Goldman Sachs                         $277,000

Bond Fund                            Morgan Stanley & Co., Inc.          $2,067,000
                                     Bank of America                     $1,559,000
                                     Bear Stearns & Co., Inc.              $573,000
                                     Goldman Sachs & Co.                 $2,381,000

Intermediate Bond Fund               JP Morgan Chase                     $5,436,000
                                     Goldman, Sachs & Co                 $3,877,000
                                     Lehman Brothers Inc.                $4,134,000
                                     Credit Suisse First Boston          $2,646,000
                                     Bank of America                     $4,720,000
                                     Merrill Lynch                       $2,423,000

Limited Maturity Bond Fund           JP Morgan Chase                     $5,967,000
                                     Goldman Sachs & Co.                 $3,251,000
                                     Credit Suisse First Boston          $1,022,000

                                     Morgan Stanley & Co., Inc.          $6,912,000
                                     Bank of America                     $3,902,000
                                     Bear Stearns & Co., Inc.            $1,963,000
                                     Lehman Brothers Inc.                  $484,000

Ultra Short Bond Fund                Bear Stearns & Co., Inc.            $1,280,000
                                     Lehman Brothers Inc.                      $990
                                     Morgan Stanley & Co., Inc.          $4,821,000
                                     JP Morgan Chase                       $228,500

Money Market Fund                    Morgan Stanley & Co., Inc.        $155,013,000
                                     Greenwich Capital                  $30,000,000
                                     UBS Securities                    $402,702,000
                                     Bank of America                   $282,000,000
                                     Credit Suisse First Boston         $30,000,000
                                     Barclays                           $29,996,000
                                     Goldman Sachs                     $102,790,000

Government Money Market Fund         Bank of America                   $193,000,000
                                     Morgan Stanley & Co., Inc.         $50,000,000
                                     Greenwich Capital                 $184,000,000

            The Adviser has agreed to maintain a policy and practice of conducting its investment management activities independently of the respective commercial departments of all of the Adviser's affiliates. In making investment decisions for the Funds, the Adviser's personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Funds' accounts are customers of the commercial departments of any of the Adviser's affiliates.


            Investment decisions for a Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the Adviser or Sub-Advisers. Such other Funds, investment companies and accounts may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser or Sub-Advisers believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In connection therewith, and to the extent permitted by law, and by the Advisory Agreements and the Sub-Advisory Agreements, the Adviser or Sub-Advisers may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or advisory clients.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


            Ernst & Young LLP, Independent Registered Public Accounting Firm, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as the Independent Registered Public Accounting Firm for the Funds. The financial highlights for the Funds included in the Prospectuses and the financial statements for the Funds contained in the Allegiant Funds 2005 Annual Report and incorporated by reference into this SAI have been audited by Ernst & Young LLP, except as described below.

                                     COUNSEL


            Drinker Biddle & Reath LLP (of which Ms. Talley, Secretary of the Trust, is a partner), with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, is counsel to the Trust and will pass upon the legality of the shares offered hereby. Squire, Sanders & Dempsey L.L.P., 4900 Key Center, 127 Public Square, Cleveland, Ohio 44114-1304,acts as special Ohio counsel for the Trust with respect to certain matters under Ohio law. Dickinson Wright PLLC, 38525 Woodward Avenue, Suite 2000, Bloomfield Hills, Michigan 48304-2970, acts as special Michigan counsel for the Trust with respect to certain matters under Michigan law.


                             PERFORMANCE INFORMATION

YIELD FOR THE FIXED INCOME FUNDS AND TAX-FREE BOND FUNDS

            A Fund's "yield" is calculated by dividing the Fund's net investment income per share earned during a 30-day period (or another period permitted by the rules of the SEC) by the NAV per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                        Yield = 2 [([(a-b)/cd] + 1)6) - 1]


         Where:    a =  dividends and interest earned during the period.

                   b =  expenses accrued for the period (net of reimbursements).

                   c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                   d = maximum offering price per share on the last day of the period.

            The Fixed Income Funds and Tax-Free Bond Funds calculate interest earned on debt obligations held in their portfolios by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the Fund. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

            Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

            Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. For applicable sales charges, see "Sales Charges - Front-End Sales Charges - Class A Shares" and "Sales Charges - Contingent Deferred Sales Charges
- Class B Shares and Class C Shares".

            The "tax-equivalent yield" is computed by dividing the portion of a Fund's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and adding that figure to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

YIELDS FOR THE MONEY MARKET FUNDS

            Yields for the Money Market Funds are computed by: (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in a Money Market Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted; (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the value of the account in each Money Market Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by a Money Market Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Money Market Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for each Money Market Fund is computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

            The Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may calculate a "tax equivalent yield." The tax equivalent yield is computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's computed yield that is not tax-exempt.

TOTAL RETURN

            Each Fund (other than the Money Market Funds) computes its "average annual total return (before taxes)" by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                             T = [(ERV / P)1/n - 1]

      Where:   T =      average annual total return

               ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

               P =      hypothetical initial payment of $1,000

               n = period covered by the computation, expressed in terms of years

            Each Fund computes its aggregate total returns (before taxes) by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                 T = (ERV/P) - 1

            The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of any contingent deferred sales charges and other nonrecurring charges at the end of the measuring period covered by the computation.

            "Average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund (other than the Money Market Funds) are included in the Prospectuses.

            "Average annual total return (after taxes on  distributions)"  for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards: (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

            "Average  annual total  return  (after  taxes on  distributions  and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards: (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels; (ii) the impact of the federal alternative minimum tax; and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

PERFORMANCE REPORTING

            From time to time the performance of the Funds may be quoted in advertisements and various financial publications.

            The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

                                  MISCELLANEOUS


            The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations.

            As used in this SAI, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or
(b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.

            The assets belonging to a Fund include the consideration received by the Trust upon the issuance of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to the Fund. In determining a Fund's NAV, assets belonging to a Fund are charged with the liabilities with respect to that Fund.

            As of September 1, 2005, the following persons owned of record 5 percent or more of the outstanding shares of the Funds of the Trust:


                                                      SHARES
FUND NAME AND CLASS/ SHAREHOLDER                      OUTSTANDING    PERCENTAGE
--------------------------------
ALLEGIANT AGGRESSIVE ALLOCATION A SHARES
NATIONAL CITY CORPORATION
ATTN CORP TREASURY
CLEVELAND, OH  44114-3484                             258,497.116     63.06%

ALLEGIANT AGGRESSIVE ALLOCATION B SHARES
R DELA CRUZ PROFIT SHARING PLAN
RENATO DELA CRUZ, MD
MARTINS FERRY, OH  43935-1456                          12,801.593      8.01%

ALLEGIANT AGGRESSIVE ALLOCATION B SHARES
FIRST CLEARING, LLC
GREGORY A KERNS (IRA)
FCC AS CUSTODIAN
WILLOWICK, OH  44095-4209                              10,328.805      6.46%

ALLEGIANT AGGRESSIVE ALLOCATION B SHARES
FIRST CLEARING, LLC
JAMES M VALENTINO (IRA)
FCC AS CUSTODIAN
MENTOR, OH  44060-1655                                  8,358.059      5.23%

ALLEGIANT AGGRESSIVE ALLOCATION C SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE IRA OF
GEORGE P KERN
ALTAMONTE SPRINGS, FL  32701-2721                       9,561.533      8.54%

ALLEGIANT AGGRESSIVE ALLOCATION C SHARES
FIRST CLEARING, LLC
DARLENE K BRYAN (IRA)
FCC AS CUSTODIAN
WHITELAND, IN  46184-9710                              16,741.792     14.95%

ALLEGIANT AGGRESSIVE ALLOCATION C SHARES
FIRST CLEARING, LLC
SANDRA L BUTTS IRA
FCC AS CUSTODIAN
SPENCER, IN  47460-6618                                30,450.485     27.20%

ALLEGIANT AGGRESSIVE ALLOCATION C SHARES
FIRST CLEARING, LLC
PHILLIP L HARGIS (IRA)
FCC AS CUSTODIAN
INDIANAPOLIS, IN  46229-1971                            8,071.929      7.21%

ALLEGIANT AGGRESSIVE ALLOCATION I SHARES
NATCITY INVESTMENTS
ATTN PAUL FABRIZI
CLEVELAND, OH  44114-2226                             260,015.953     71.32%

ALLEGIANT AGGRESSIVE ALLOCATION I SHARES
SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                              84,891.925     23.29%

ALLEGIANT BALANCED ALLOCATION C SHARES
FIRST CLEARING, LLC
WALLACE N CHASE (IRA)
FCC AS CUSTODIAN
INDIANAPOLIS, IN  46236-9735                           10,879.112      6.43%

ALLEGIANT BALANCED ALLOCATION I SHARES
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                           5,908,403.147     44.62%

ALLEGIANT BALANCED ALLOCATION I SHARES
SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                           1,416,717.789     10.70%


ALLEGIANT BALANCED ALLOCATION I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                           1,075,957.908      8.12%


ALLEGIANT BALANCED ALLOCATION I SHARES
WHITELAW & CO
FBO NC S & I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                           3,978,720.305     30.04%

ALLEGIANT BOND B SHARES
ROBERT W BAIRD & CO. INC.
MILWAUKEE, WI  53202-5300                               4,889.615      5.77%

ALLEGIANT BOND B SHARES
FIRST CLEARING CORPORATION
DAVID P STEMPIEN (IRA)
FCC AS CUSTODIAN
QUINCY, MI  49082-8500                                  5,905.828      6.97%

ALLEGIANT BOND B SHARES
FIRST CLEARING, LLC
ANTONIO IOLI
DOMENIC ROMANELLI JTTEN
LEWIS CENTER, OH  43035-9270                           10,790.539     12.73%

ALLEGIANT BOND C SHARES
COMPLETE PAIN CARE LLC
JAMES STANLEY BASSETT
SYLVANIA, OH  43560-1306                                1,926.325      6.86%

ALLEGIANT BOND C SHARES
RAYMOND JAMES & ASSOC INC
FBO CARL CULP
ST PETERSBURG, FL  33716-1100                           2,006.708      7.15%

ALLEGIANT BOND C SHARES
FIRST CLEARING, LLC
HARRIET L GLENN
PITTSBURGH, PA  15236-2354                              8,085.927     28.80%

ALLEGIANT BOND I SHARES
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                           4,058,952.766     10.97%

ALLEGIANT BOND I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                           4,368,650.581     11.80%

ALLEGIANT BOND I SHARES
SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                          11,582,137.630     31.29%

ALLEGIANT BOND I SHARES
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                          14,802,937.450     39.99%

ALLEGIANT CONSERVATIVE ALLOCATION A SHARES
NATIONAL CITY CORPORATION
ATTN CORP TREASURY
CLEVELAND, OH  44114-3484                             272,853.339     74.90%

ALLEGIANT CONSERVATIVE ALLOCATION B SHARES
FIRST CLEARING, LLC
ALAN K ROME  (TOD)
MENTOR, OH  44060-1623                                 10,400.088     10.37%

ALLEGIANT CONSERVATIVE ALLOCATION B SHARES
FIRST CLEARING, LLC
WILLIAM R WILLERT IRA
FCC AS CUSTODIAN
EUCLID, OH  44132-2527                                  6,131.582      6.11%

ALLEGIANT CONSERVATIVE ALLOCATION B SHARES
FIRST CLEARING, LLC
PHYLLIS BALCH (DEC IRA)
FCC AS CUSTODIAN
GREENFIELD, IN  46140-8646                              5,497.082      5.48%

ALLEGIANT CONSERVATIVE ALLOCATION B SHARES
FIRST CLEARING, LLC
IRVIN C O'DELL AND GENA M O'DELL
MOORESVILLE, IN  46158-6201                             5,456.190      5.44%

ALLEGIANT CONSERVATIVE ALLOCATION C SHARES
LESLEY K GILBERT DDS
LESLEY K. GILBERT-SCHINBECKLER
INDIANAPOLIS, IN  46227-7302                            4,676.837      5.01%

ALLEGIANT CONSERVATIVE ALLOCATION C SHARES
FIRST CLEARING, LLC
BARBARA BEBOUT
PITTSBURGH, PA  15226-1836                              7,881.428      8.45%

ALLEGIANT CONSERVATIVE ALLOCATION C SHARES
FIRST CLEARING, LLC
HARRIET L GLENN (IRA)
FCC AS CUSTODIAN
PITTSBURGH, PA  15236-2354                             13,368.614     14.33%

ALLEGIANT CONSERVATIVE ALLOCATION C SHARES
FIRST CLEARING, LLC
BERT M TURNER (IRA)
FCC AS CUSTODIAN
INDIANAPOLIS, IN  46241-5935                            7,253.724      7.77%

ALLEGIANT CONSERVATIVE ALLOCATION I SHARES
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                              46,384.473      9.64%

ALLEGIANT CONSERVATIVE ALLOCATION I SHARES
NATCITY INVESTMENTS
ATTN PAUL FABRIZI
CLEVELAND, OH  44114-2226                             275,655.493     57.32%

ALLEGIANT CONSERVATIVE ALLOCATION I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                              26,047.816      5.42%

ALLEGIANT CONSERVATIVE ALLOCATION I SHARES
SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                             121,856.246     25.34%

ALLEGIANT GOVERNMENT MONEY MARKET A SHARES
NATIONAL CITY MI/IL
FBO CORPORATE SWEEP CUSTOMER
CASH MANAGEMENT OPERATIONS
COLUMBUS, OH  43222-1419                         111,003,000.000      25.41%

ALLEGIANT GOVERNMENT MONEY MARKET A SHARES
PENNSYLVANIA
FBO CORPORATE AUTOSWEEP CUSTOMERS
C/O NATIONAL CITY BANK OF PA
PITTSBURGH, PA  15222-4802                        167,533,000.000     38.35%

ALLEGIANT GOVERNMENT MONEY MARKET A SHARES
WHEAT FIRST SECURITIES
GLEN ALLEN, VA  23058-6629                         75,555,141.590     17.29%

ALLEGIANT GOVERNMENT MONEY MARKET A SHARES
NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
COLUMBUS, OH  43222-1419                           66,929,923.570     15.32%

ALLEGIANT GOVERNMENT MONEY MARKET I SHARES
NATIONAL CITY BANK
OPERATIONS CENTER
CLEVELAND, OH  44135-1389                             423,750,590     75.05%

ALLEGIANT GOVERNMENT MONEY MARKET I SHARES
US BANK
FBO BAND & CO
MILWAUKEE, WI  53201-1787                          68,185,050.010     12.08%

ALLEGIANT GOVERNMENT MORTGAGE A SHARES
FIRST CLEARING, LLC
E CHICAGO COMM DEV FOUNDATION INC
ATTN  RUSSELL TAYLOR
EAST CHICAGO, IN  46312-3308                          155,901.611      6.99%

ALLEGIANT GOVERNMENT MORTGAGE I SHARES
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                           2,253,673.795      8.49%

ALLEGIANT GOVERNMENT MORTGAGE I SHARES
SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                           2,667,002.620     10.05%

ALLEGIANT GOVERNMENT MORTGAGE I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  101-4777                             12,988,629.21     48.92%

ALLEGIANT GOVERNMENT MORTGAGE I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                           7,974,917.934     30.04%

ALLEGIANT GOVERNMENT MORTGAGE R SHARES
PATTERSON & CO FBO
RMT INC 401K PLAN
CHARLOTTE, NC  28288-0001                               2,281.488     25.37%

ALLEGIANT GOVERNMENT MORTGAGE R SHARES
PATTERSON & CO FBO
EMKAY INC 401K PLAN
CHARLOTTE, NC  28288-0001                               1,138.277     12.66%

ALLEGIANT GOVERNMENT MORTGAGE R SHARES
PATTERSON & CO FBO
PREMIER TRUCK PARTS/SALES, INC
CHARLOTTE, NC  28288-0001                               1,835.144     20.40%

ALLEGIANT GOVERNMENT MORTGAGE R SHARES
PATTERSON & CO FBO
RJW, INC 401(K)
CHARLOTTE, NC  28288-0001                               1,573.585     17.50%

ALLEGIANT GOVERNMENT MORTGAGE R SHARES
PATTERSON & CO FBO
FRIEDMAN, DOMIANO, & SMITH CO. LPA
CHARLOTTE, NC  28288-0001                               2,118.231     23.55%

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND A SHARES
NFS LLC FEBO
SPENCER D & SUSAN D ERNST TTEE
SPENCER D ERNST & SUSAN D ERNST
CLEVELAND, MO  64734-9011                              46,623.888      7.21%

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND A SHARES
FIRST CLEARING, LLC
ROMAJO PARTNERSHIP
LIMITED PARTNERSHIP
CHICAGO, IL  60611-4526                                42,885.843      6.63%

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND B SHARES
BEAR STEARNS SECURITIES CORP.
1 METROTECH CENTER NORTH
BROOKLYN, NY  11201-3870                                3,387.391      6.41%

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND B SHARES
LPL FINANCIAL SERVICES
SAN DIEGO, CA  92121-1968                               6,491.205     12.29%

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND B SHARES
FIRST CLEARING, LLC
EMILY T WHEELER TTEE
EMILY T WHEELER TRUST
EAST TAWAS, MI  48730-9330                              9,861.933     18.67%

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND B SHARES
FIRST CLEARING, LLC
JOHN D WHEELER TTEE
JOHN D WHEELER TRUST
EAST TAWAS, MI  48730-9330                              9,861.933     18.67%

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND B SHARES
FIRST CLEARING, LLC
SHARON S YATES
INDIANAPOLIS, IN  46229-6040                            5,017.265      9.50%

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND C SHARES
ROBERTO E DENIS
HEIDI M DENIS JT TEN
GENEVA, FL  32732-9254                                  1,363.065     33.81%

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND C SHARES
FRANK J SHANNON III
MANASSAS, VA  20112-2000                                  523.685     12.99%

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND C SHARES
FIRST CLEARING, LLC
PATRICIA ANN GALLIHER
AMA ACCOUNT (TOD)
ASHLAND, KY  41101-7115                                 1,985.559     49.26%

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                           8,348,417.761     68.63%

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                           3,323,969.178     27.32%

ALLEGIANT INTERMEDIATE BOND C SHARES
FIRST CLEARING LLC
SAMUEL E TAYLOR REVOCABLE TRUST
SAMUEL E TAYLOR TTEE
MARCO ISLAND, FL  34145-5224                            9,608.875     27.04%

ALLEGIANT INTERMEDIATE BOND C SHARES
FIRST CLEARING CORPORATION
THOMAS M PARKINSON &
HELEN PARKINSON
WILDWOOD, IL  60030-2023                                1,833.181      5.16%

ALLEGIANT INTERMEDIATE BOND C SHARES
FIRST CLEARING, LLC
HARRIET L GLENN
PITTSBURGH, PA  15236-2354                              7,482.000     21.06%

ALLEGIANT INTERMEDIATE BOND C SHARES
FIRST CLEARING, LLC
MARIAN L LAISURE
TOD, DARYL LAISURE,
LYNDHURST, OH  44124-3800                               5,321.161     14.98%

ALLEGIANT INTERMEDIATE BOND I SHARES
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                           7,262,896.359     16.97%

ALLEGIANT INTERMEDIATE BOND I SHARES
SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                          18,908,786.680     44.18%

ALLEGIANT INTERMEDIATE BOND I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                          11,380,614.980     26.59%

ALLEGIANT INTERMEDIATE BOND I SHARES
SEI TRUST COMPANY
ATTN MUTUAL FUND ADMINISTRATOR
OAKS, PA  19456                                     2,473,526.375      5.78%

ALLEGIANT INTERNATIONAL EQUITY C SHARES
ROBERT A. PALUMBO
KINNELON, NJ  07405-3318                               16,743.068     14.31%

ALLEGIANT INTERNATIONAL EQUITY C SHARES
CHAPMAN PROPERTIES 401(K) SAVINGS
STEVEN C. THOMAS
SEWICKLEY, PA  15143-1100                               6,116.466      5.23%

ALLEGIANT INTERNATIONAL EQUITY I SHARES
KEY BANK NA TTEE FBO
FOUNDATION BALANCED FUND
CLEVELAND, OH  44101-4871                           3,168,587.300     18.96%

ALLEGIANT INTERNATIONAL EQUITY I SHARES
SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                           1,843,387.099     11.03%

ALLEGIANT INTERNATIONAL EQUITY I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4984                           6,066,680.279     36.31%

ALLEGIANT INTERNATIONAL EQUITY I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                           4,553,874.452     27.25%

ALLEGIANT INTERNATIONAL EQUITY R SHARES
PATTERSON & CO FBO
RMT INC 401(K) PLAN
CHARLOTTE, NC  28288-0001                               4,779.511     44.27%

ALLEGIANT INTERNATIONAL EQUITY R SHARES
PATTERSON & CO FBO
EMKAY INC 401K PLAN
CHARLOTTE, NC  28288-0001                               2,092.967     19.39%

ALLEGIANT INTERNATIONAL EQUITY R SHARES
PATTERSON & CO FBO
PREMIER TRUCK PARTS/SALES, INC
CHARLOTTE, NC  28288-0001                               2,086.892     19.33%

ALLEGIANT INTERNATIONAL EQUITY R SHARES
PATTERSON & CO FBO
RJW, INC 401(K)
CHARLOTTE, NC  28288-0001                               1,611.658     14.93%

ALLEGIANT LARGE CAP CORE EQUITY A SHARES
CITY NATIONAL BANK
LOS ANGELES, CA  90060-0520                            41,806.020      6.35%

ALLEGIANT LARGE CAP CORE EQUITY C SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE IRA OF
DARYL H. WILL
OVIEDO, FL  32765-8999                                  2,958.192      5.27%

ALLEGIANT LARGE CAP CORE EQUITY C SHARES
FIRST CLEARING, LLC
DOROTHY L. ACKERS
ROBERT J. HENDERSON JTWROS
RUSHVILLE, OH  43150-9641                               3,598.587      6.41%

ALLEGIANT LARGE CAP CORE EQUITY C SHARES
FIRST CLEARING, LLC
MENTOR CHIROPRACTIC CENTER INC
DEFINED BENEFIT PENSION PLAN
MELBOURNE, FL  32940-1793                               2,991.857      5.33%

ALLEGIANT LARGE CAP CORE EQUITY I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                          13,803,488.300     74.64%

ALLEGIANT LARGE CAP CORE EQUITY I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                           1,293,019.307      6.99%

ALLEGIANT LARGE CAP CORE EQUITY I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                           2,319,865.299     12.54%

ALLEGIANT LARGE CAP CORE EQUITY R SHARES
PATTERSON & CO FBO
RMT INC 401K PLAN
CHARLOTTE, NC  28288-0001                               3,782.041      8.50%

ALLEGIANT LARGE CAP CORE EQUITY R SHARES
PATTERSON & CO FBO
EMKAY INC 401K PLAN
CHARLOTTE, NC  28288-0001                              18,896.459     42.45%

ALLEGIANT LARGE CAP CORE EQUITY R SHARES
PATTERSON & CO FBO
FRIEDMAN, DOMIANO, & SMITH CO. LPA
CHARLOTTE, NC  28288-0001                              18,940.782     42.55%

ALLEGIANT LARGE CAP GROWTH A SHARES
STATE STREET BANK & TRUST TTEE
FBO FIRST ENERGY CORP SAVINGS PLAN
WESTWOOD, MA  02090-2318                            4,771,592.986     72.88%

ALLEGIANT LARGE CAP GROWTH C SHARES
DEAN WITTER FOR THE BENEFIT OF
STEPHEN ELEY
NEW YORK, NY  10008-0250                                3,886.730      5.49%

ALLEGIANT LARGE CAP GROWTH I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                           3,640,655.458     14.68%

ALLEGIANT LARGE CAP GROWTH I SHARES
SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                           4,850,003.588     19.56%

ALLEGIANT LARGE CAP GROWTH I SHARES
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                           5,769,065.693     23.27%

ALLEGIANT LARGE CAP GROWTH I SHARES
WHITELAW & CO
FBO NC S & I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                           8,614,749.471     34.74%

ALLEGIANT LARGE CAP GROWTH R SHARES
PATTERSON & CO FBO
RMT INC 401K PLAN
CHARLOTTE, NC  28288-0001                               2,776.150     20.79%

ALLEGIANT LARGE CAP GROWTH R SHARES
PATTERSON & CO FBO
EMKAY INC 401K PLAN
CHARLOTTE, NC  28288-0001                               1,202.993      9.01%

ALLEGIANT LARGE CAP GROWTH R SHARES
PATTERSON & CO FBO
PREMIER TRUCK PARTS/SALES, INC
CHARLOTTE, NC  28288-0001                               1,198.833      8.98%

ALLEGIANT LARGE CAP GROWTH R SHARES
PATTERSON & CO FBO
RJW, INC 401(K)
CHARLOTTE, NC  28288-0001                                 838.870      6.28%

ALLEGIANT LARGE CAP GROWTH R SHARES
PATTERSON & CO FBO
FRIEDMAN, DOMIANO, & SMITH CO. LPA
CHARLOTTE, NC  28288-0001                               7,333.697     54.92%

ALLEGIANT LARGE CAP VALUE C SHARES
A G EDWARDS & SONS INC C/F
CHARLES HUNGERFORD
ROLLOVER IRA ACCOUNT
ST LOUIS, MO  63103-2287                                4,874.894     11.10%

ALLEGIANT LARGE CAP VALUE C SHARES
A G EDWARDS & SONS INC C/F
ROGER TIMOTHY SLATTERY
ROLLOVER IRA ACCOUNT
ALAMEDA, CA  94501-5330                                 2,301.400      5.24%

ALLEGIANT LARGE CAP VALUE C SHARES
SOBB, ROBERTS & PRIBIS 401K PLAN
PAUL SOBB
MAUMEE, OH  43537-9492                                  2,537.422      5.78%

ALLEGIANT LARGE CAP VALUE I SHARES
SHELDON & CO (REINV)
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                           2,688,585.252      8.75%

ALLEGIANT LARGE CAP VALUE I SHARES
SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                          11,078,641.580     36.07%

ALLEGIANT LARGE CAP VALUE I SHARES
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                          10,455,470.550     34.04%

ALLEGIANT LARGE CAP VALUE I SHARES
WHITELAW & CO
FBO NC S & I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                           4,662,806.313     15.18%

ALLEGIANT LARGE CAP VALUE R SHARES
PATTERSON & CO FBO
RMT INC 401K PLAN
CHARLOTTE, NC  28288-0001                               2,890.717     12.84%

ALLEGIANT LARGE CAP VALUE R SHARES
PATTERSON & CO FBO
EMKAY INC 401K PLAN
CHARLOTTE, NC  28288-0001                              17,319.524     76.95%

ALLEGIANT LARGE CAP VALUE R SHARES
PATTERSON & CO FBO
PREMIER TRUCK PARTS/SALES, INC
CHARLOTTE, NC  28288-0001                               1,251.556      5.56%

ALLEGIANT LIMITED MATURITY BOND A SHARES
FIRST CLEARING CORPORATION
THE JOHN HENRY COMPANY
LANSING, MI  48906-9111                                39,678.027      6.32%

ALLEGIANT LIMITED MATURITY BOND A SHARES
FIRST CLEARING, LLC
STEEL CITY CORPORATION
COLLATERAL ACCOUNT
YOUNGSTOWN, OH  44501-1227                             48,732.943      7.76%

ALLEGIANT LIMITED MATURITY BOND C SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE IRA OF
ALAN G YOUNG
MAITLAND, FL  32751-4223                               14,363.805     17.81%

ALLEGIANT LIMITED MATURITY BOND C SHARES
RAYMOND JAMES & ASSOC INC
FBO PHILBRICK TR
ST PETERSBURG, FL  33716-1100                           4,256.884      5.28%

ALLEGIANT LIMITED MATURITY BOND C SHARES
FIRST CLEARING, LLC
WILLIAM R GILBERT
WINTHROP HARBOR, IL  60096-1537                         5,339.397      6.62%

ALLEGIANT LIMITED MATURITY BOND C SHARES
FIRST CLEARING, LLC
FARRELL HENDERSON AND
PATRICIA HENDERSON
INDIANAPOLIS, IN  46205-1957                            8,136.034     10.09%

ALLEGIANT LIMITED MATURITY BOND I SHARES
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                           1,296,541.768      6.50%

ALLEGIANT LIMITED MATURITY BOND I SHARES
SHELDON & CO. (REINV)
FUTURE QUEST-C/O NATIONAL CITY BANK
CLEVELAND, OH  44101-4777                           5,971,810.456     29.94%

ALLEGIANT LIMITED MATURITY BOND I SHARES
SHELDON & CO
FUTURE QUEST-C/O NATIONAL CITY BANK
CLEVELAND, OH  44101-4984                           9,686,012.115     48.56%

ALLEGIANT LIMITED MATURITY BOND I SHARES
SHELDON & CO TTEE
FUTURE QUEST-C/O NATIONAL CITY BANK
CLEVELAND, OH  44101-4777                           2,307,291.413     11.57%

ALLEGIANT LIMITED MATURITY BOND R SHARES
PATTERSON & CO FBO
RMT INC 401K PLAN
CHARLOTTE, NC  28288-0001                               2,130.474     39.04%

ALLEGIANT LIMITED MATURITY BOND R SHARES
PATTERSON & CO FBO
EMKAY INC 401K PLAN
CHARLOTTE, NC  28288-0001                               1,063.327     19.49%

ALLEGIANT LIMITED MATURITY BOND R SHARES
PATTERSON & CO FBO
PREMIER TRUCK PARTS/SALES, INC
CHARLOTTE, NC  28288-0001                                 835.009     15.30%

ALLEGIANT LIMITED MATURITY BOND R SHARES
PATTERSON & CO FBO
RJW, INC 401(K)
CHARLOTTE, NC  28288-0001                               1,341.851     24.59%

ALLEGIANT LIMITED MATURITY BOND B SHARES
FIRST CLEARING, LLC
DAVID J DYER
ELSIE L DYER
GROVE CITY, OH  43123-9448                              6,133.973      5.57%

ALLEGIANT LIMITED MATURITY BOND B SHARES
FIRST CLEARING, LLC
THOMAS M KASSON (DECEDENT IRA)
BEVERLY ANN KASSON (BENE)
PORTAGE, MI  49002-5614                                 7,454.401      6.77%

ALLEGIANT LIMITED MATURITY BOND B SHARES
FIRST CLEARING, LLC
EUGENE KUS
SHIRLEY KUS
CHAGRIN FALLS, OH  44022-4015                           9,026.012      8.20%

ALLEGIANT MI INTERMED MUNI BOND A SHARES
FIRST CLEARING, LLC
MORRIS LIVING TRUST
REBECCA J MORRIS TTEE
MUNSTER, IN  46321-4387                               100,008.400      7.27%

ALLEGIANT MI INTERMED MUNI BOND A SHARES
FIRST CLEARING, LLC
JAMES D FERNS III
TROY, MI  48083-2755                                  111,872.638      8.14%

ALLEGIANT MI INTERMED MUNI BOND A SHARES
FIRST CLEARING, LLC
GERALD G FRERICKS
JANET A FRERICKS
ROYAL OAK, MI  48073-2348                              93,768.008      6.82%

ALLEGIANT MI INTERMED MUNI BOND B SHARES
FIRST CLEARING, LLC
EMILY T WHEELER TTEE
EMILY T WHEELER TRUST
EAST TAWAS, MI  48730-9330                              9,480.099      8.32%

ALLEGIANT MI INTERMED MUNI BOND B SHARES
FIRST CLEARING, LLC
MARION E BELLONI
ROYAL OAK, MI  48073-3562                              18,286.887     16.05%

ALLEGIANT MI INTERMED MUNI BOND B SHARES
FIRST CLEARING, LLC
ERICH K GAERTNER AND
BARBARA J GAERTNER
BAY CITY, MI  48706-3868                                9,035.234      7.93%

ALLEGIANT MI INTERMED MUNI BOND B SHARES
FIRST CLEARING, LLC
TIMOTHY P. HIGGINS
KATHLEEN M. HIGGINS
NORTHVILLE, MI  48167-4363                             20,156.060     17.69%

ALLEGIANT MI INTERMED MUNI BOND B SHARES
FIRST CLEARING, LLC
JOHN D WHEELER TTEE
JOHN D WHEELER TRUST
EAST TAWAS, MI  48730-9330                              9,443.604      8.29%

ALLEGIANT MI INTERMED MUNI BOND B SHARES
FIRST CLEARING, LLC
RICHARD T. BAILEY & SHIRLEY A.
BAILEY REV TR U/A DTD 2-18-03
ROYAL OAK, MI  48067-2036                              17,173.685     15.07%

ALLEGIANT MI INTERMED MUNI BOND C SHARES
FIRST CLEARING, LLC
RICHARD J PRENDERGAST
CHICAGO, IL  60602-2705                                 9,023.955     31.40%

ALLEGIANT MI INTERMED MUNI BOND C SHARES
FIRST CLEARING, LLC
J WARREN FOX & MARY SUSAN FOX
REV LIVING TRUST, J WARREN FOX
KALAMAZOO, MI  49009-1085                               3,725.051     12.96%

ALLEGIANT MI INTERMED MUNI BOND C SHARES
FIRST CLEARING, LLC
RAIMONDS T ZIEMELIS
MUSKEGON, MI  49445-2630                                2,041.666      7.10%

ALLEGIANT MI INTERMED MUNI BOND C SHARES
FIRST CLEARING, LLC
EUGENE H. TOWNER MARITAL TRUST
MARY LOUISE TOWNER TRUSTEE
ANN ARBOR, MI  48104-2741                               3,633.894     12.64%

ALLEGIANT MI INTERMED MUNI BOND C SHARES
FIRST CLEARING, LLC
SAMI M BARAKA
RIVERVIEW, MI  48192-8168                               9,330.117     32.46%

ALLEGIANT MI INTERMED MUNI BOND I SHARES
SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                             964,854.210     12.92%

ALLEGIANT MI INTERMED MUNI BOND I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                           6,108,161.473     81.80%

ALLEGIANT MID CAP GROWTH B SHARES
R DELA CRUZ PROFIT SHARING PLAN
RENATO DELA CRUZ, MD
MARTINS FERRY, OH  43935-1456                          17,896.349      5.62%

ALLEGIANT MID CAP GROWTH C SHARES
ELK COUNTY TOOL & DIE INC
MARK J SICHERI
ST. MARYS, PA  15857                                    4,636.635      7.92%

ALLEGIANT MID CAP GROWTH C SHARES
ELK COUNTY TOOL & DIE INC
ROGER B SHIELDS
ST. MARYS, PA  15857                                    4,481.916      7.65%

ALLEGIANT MID CAP GROWTH C SHARES
ELK COUNTY TOOL & DIE INC
DAVID J GLEIXNER
ST. MARYS, PA  15857                                    3,748.632      6.40%

ALLEGIANT MID CAP GROWTH I SHARES
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                           1,339,360.088     73.13%

ALLEGIANT MID CAP GROWTH I SHARES
SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                             115,423.365      6.30%

ALLEGIANT MID CAP GROWTH I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                             172,031.396      9.39%

ALLEGIANT MID CAP GROWTH I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                             157,714.086      8.61%

ALLEGIANT MID CAP VALUE C SHARES
RAYMOND JAMES & ASSOC INC
FBO PALMER L JR IRA
ST PETERSBURG, FL  33716-1100                           3,931.948      5.08%

ALLEGIANT MID CAP VALUE C SHARES
RAYMOND JAMES & ASSOC INC
FBO TAYLOR IRA
ST PETERSBURG, FL  33716-1100                           4,066.648      5.25%

ALLEGIANT MID CAP VALUE I SHARES
SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                             659,241.080     16.28%

ALLEGIANT MID CAP VALUE I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                           2,317,831.552     57.23%

ALLEGIANT MID CAP VALUE I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                             912,281.297     22.53%

ALLEGIANT MID CAP VALUE R SHARES
PATTERSON & CO FBO
PREMIER TRUCK PARTS/SALES, INC
CHARLOTTE, NC  28288-0001                               4,168.307     14.90%

ALLEGIANT MID CAP VALUE R SHARES
PATTERSON & CO FBO
RJW, INC 401(K)
CHARLOTTE, NC  28288-0001                              20,624.036     73.72%

ALLEGIANT MID CAP VALUE R SHARES
PATTERSON & CO FBO
FRIEDMAN, DOMIANO, & SMITH CO. LPA
CHARLOTTE, NC  28288-0001                               1,488.655      5.32%

ALLEGIANT MONEY MARKET A SHARES
NATIONAL CITY MI/IL
FBO CORPORATE SWEEP CUSTOMER
CASH MANAGEMENT OPERATIONS
COLUMBUS, OH  43222-1419                          171,932,000.000     23.09%

ALLEGIANT MONEY MARKET A SHARES
PENNSYLVANIA
FBO CORPORATE AUTOSWEEP CUSTOMERS
C/O NATIONAL CITY BANK OF PA
PITTSBURGH, PA  15222-4802                        144,516,000.000     19.40%

ALLEGIANT MONEY MARKET A SHARES
WHEAT FIRST SECURITIES
GLEN ALLEN, VA  23058-6629                        132,612,188.900     17.81%

ALLEGIANT MONEY MARKET A SHARES
NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
COLUMBUS, OH  43222-1419                          199,846,202.000     26.83%

ALLEGIANT MONEY MARKET B SHARES
FIRST CLEARING, LLC
STEPHEN L EATON (IRA)
FCC AS CUSTODIAN
GROVE CITY, OH  43123-3642                             54,866.630      5.35%

ALLEGIANT MONEY MARKET B SHARES
FIRST CLEARING CORPORATION
IL ASSN OF SCHOOL
SPRINGFIELD, IL  62702-4627                           102,589.890     10.00%

ALLEGIANT MONEY MARKET B SHARES
FIRST CLEARING CORPORATION
PATRICIA J BALLANTINE (IRA)
FCC AS CUSTODIAN
COLUMBUS, OH  43230-1110                               55,069.820      5.37%

ALLEGIANT MONEY MARKET B SHARES
JOHN CRAVEN GENERAL AGENCY INC
JOHN C CRAVEN
SPRINGFIELD, OH  45504-4906                            70,894.520      6.91%

ALLEGIANT MONEY MARKET B SHARES
FIRST CLEARING, LLC
MILDRED E MAY
LOUISVILLE, KY  40205-2116                             85,904.960      8.37%

ALLEGIANT MONEY MARKET C SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE IRA OF
RITA SUE MILLER
WINTER PARK, FL  32789-5736                            43,610.380      6.12%

ALLEGIANT MONEY MARKET C SHARES
STONEY HOLLOW TIRE, INC. 401(K) PLA
LARRY J TRAVIS
ATTN: EARL BUONO
MARTINS FERRY, OH  43935                               36,950.820      5.19%

ALLEGIANT MONEY MARKET C SHARES
FIFE COMMERCIAL BANK 401K PLN-TRUST
JAMES L DAVIS
PUYALLUP, WA  98373-8814                               72,741.230     10.22%

ALLEGIANT MONEY MARKET C SHARES
FIFE COMMERCIAL BANK 401K PLN-TRUST
RONALD W MASON
LAKEWOOD, WA  98498                                    47,327.060      6.65%

ALLEGIANT MONEY MARKET C SHARES
CHAPMAN PROPERTIES 401(K) SAVINGS
JOSEPH M. ZANOTTI
NEW KENSINGTN, PA  15068-3334                          56,023.720      7.87%

ALLEGIANT MONEY MARKET I SHARES
NATIONAL CITY BANK
OPERATIONS CENTER
CLEVELAND, OH  44135-1389                       1,713,162,971.000     72.79%

ALLEGIANT MONEY MARKET I SHARES
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                         118,701,284.400      5.04%

ALLEGIANT MONEY MARKET I SHARES
NATIONAL CITY BANK
TRUST OPERATIONS
OPERATIONS CENTER
3RD FLOOR NORTH ANNEX
CLEVELAND, OH  44135-1389                         246,424,260.800     10.47%

ALLEGIANT MONEY MARKET I SHARES
WHITELAW & CO
FBO NC S & I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                         132,663,230.300      5.64%

ALLEGIANT OH INTER TAX EXEMPT BD A SHARES
FIRST CLEARING, LLC
LUIGI CASTELLI
MARIA M CASTELLI
WESTLAKE, OH  44145-4914                               90,585.173      8.04%

ALLEGIANT OH INTER TAX EXEMPT BD B SHARES
FIRST CLEARING, LLC
SAMUEL J PUCCINELLI JR TRUST
SAMUEL J PUCCINELLI JR TRUSTEE
WESTLAKE, OH  44145-2977                                4,827.313      5.22%

ALLEGIANT OH INTER TAX EXEMPT BD B SHARES
FIRST CLEARING, LLC
ARLINE S KELLER REVOC TRUST
ROGER F KELLER TTEE
HUDSON, OH  44236-1869                                  4,634.657      5.01%

ALLEGIANT OH INTER TAX EXEMPT BD B SHARES
FIRST CLEARING, LLC
EDWARD J HOJDAR AND
GERI HOJDAR
BEDFORD, OH  44146-3459                                 7,062.753      7.64%

ALLEGIANT OH INTER TAX EXEMPT BD B SHARES
FIRST CLEARING, LLC
AINA L SCHUSTER
OLMSTED FALLS, OH  44138-2426                           5,048.635      5.46%

ALLEGIANT OH INTER TAX EXEMPT BD B SHARES
FIRST CLEARING, LLC
ROBERT L FINE
COLUMBUS, OH  43204-4827                                9,238.767     10.00%

ALLEGIANT OH INTER TAX EXEMPT BD C SHARES
FIRST CLEARING, LLC
DOROTHY L ACKERS
ROBERT J HENDERSON JTWROS
RUSHVILLE, OH  43150-9641                               9,863.010     16.10%

ALLEGIANT OH INTER TAX EXEMPT BD C SHARES
FIRST CLEARING, LLC
ANNA M GASCOIGNE NIXON
CHARDON, OH  44024-1462                                 9,006.520     14.71%

ALLEGIANT OH INTER TAX EXEMPT BD C SHARES
FIRST CLEARING, LLC
JAMES LEVIN AND
JILL LEVIN
CLEVELAND, OH  44113-2948                               6,996.447     11.42%

ALLEGIANT OH INTER TAX EXEMPT BD C SHARES
FIRST CLEARING, LLC
EDWARD W MATTHEWS AND
JOYCE E MATTHEWS
COLUMBUS, OH  43235-3431                                4,808.893      7.85%

ALLEGIANT OH INTER TAX EXEMPT BD C SHARES
FIRST CLEARING, LLC
VIRGILENE K ROLLINGS
DAYTON, OH  45426-1838                                  7,897.273     12.89%

ALLEGIANT OH INTER TAX EXEMPT BD C SHARES
FIRST CLEARING, LLC
ROSALIA H STOJOVIC
CLEVELAND, OH  44114-4517                               3,982.912      6.50%

ALLEGIANT OH INTER TAX EXEMPT BD C SHARES
FIRST CLEARING, LLC
J DAVID STEIN
CENTERVILLE, OH  45458-2419                             4,819.849      7.87%

ALLEGIANT OH INTER TAX EXEMPT BD I SHARES
SHELDON & CO
FUTURE QUEST-C/O NATIONAL CITY BANK
CLEVELAND, OH  44101-4984                           9,221,106.703     72.60%

ALLEGIANT OH INTER TAX EXEMPT BD I SHARES
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                           3,064,705.951     24.13%

ALLEGIANT OHIO MUNI MONEY MARKET A SHARES
NATIONAL CITY BANK OHIO
FBO AMA SWEEP CUSTOMERS
COLUMBUS, OH  43222-1419                           19,772,960.260     31.88%

ALLEGIANT OHIO MUNI MONEY MARKET A SHARES
WHEAT FIRST SECURITIES
GLEN ALLEN, VA  23058-6629                         12,826,269.530     20.68%

ALLEGIANT OHIO MUNI MONEY MARKET A SHARES
NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
COLUMBUS, OH  43222-1419                           27,639,063.740     44.56%

ALLEGIANT OHIO MUNI MONEY MARKET I SHARES
NATIONAL CITY BANK
OPERATIONS CENTER
CLEVELAND, OH  44135-1389                         243,001,143.400     70.01%

ALLEGIANT OHIO MUNI MONEY MARKET I SHARES
NATCITY INVESTMENTS, INC
ATTN LISA SMITH OPERATIONS DEPT
CLEVELAND, OH  44114-3007                          30,327,948.530      8.74%

ALLEGIANT OHIO MUNI MONEY MARKET I SHARES
NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
COLUMBUS, OH  43222-1419                           70,455,819.380     20.30%

ALLEGIANT PA INTERMED MUNI BOND A SHARES
FIRST CLEARING, LLC
JOAN A. WICKERHAM
SHARPSVILLE, PA  16150-1814                            16,472.498     13.05%

ALLEGIANT PA INTERMED MUNI BOND A SHARES
FIRST CLEARING, LLC
CAROL HOFFMAN
LONDON, UK  SW1W 9BQ                                    8,427.971      6.68%

ALLEGIANT PA INTERMED MUNI BOND A SHARES
FIRST CLEARING, LLC
THELMA KRASNOPOLER
BETTY LEVINE
PITTSBURGH, PA  15217-1451                              8,540.579      6.77%

ALLEGIANT PA INTERMED MUNI BOND A SHARES
FIRST CLEARING, LLC
ELVA A. LONGWELL &
RICHARD L. KNOWLES
SHARON, PA  16146-2419                                 16,603.668     13.16%

ALLEGIANT PA INTERMED MUNI BOND A SHARES
FIRST CLEARING, LLC
HELGA A SUHR
LONGS, SC  29568-5857                                   8,587.149      6.80%

ALLEGIANT PA INTERMED MUNI BOND A SHARES
TIMOTHY R. BURNS
EIGHTY FOUR, PA  15330-2139                            11,438.843      9.06%

ALLEGIANT PA INTERMED MUNI BOND C SHARES
FIRST CLEARING, LLC
CHARLES GROVER
GREENVILLE, PA  16125-9731                              7,191.424      9.42%

ALLEGIANT PA INTERMED MUNI BOND C SHARES
FIRST CLEARING, LLC
MARTHA BAIRD
GREENVILLE, PA  16125-7804                             27,426.050     35.92%

ALLEGIANT PA INTERMED MUNI BOND C SHARES
FIRST CLEARING, LLC
PAUL CRISSMAN
JANE CRISSMAN
HERMITAGE, PA  16148-7107                              28,087.946     36.78%

ALLEGIANT PA INTERMED MUNI BOND C SHARES
FIRST CLEARING, LLC
ASHRAF RAZZAK
OLIVIA RAZZAK
HERMITAGE, PA  16148-6024                               5,937.685      7.78%

ALLEGIANT PA INTERMED MUNI BOND I SHARES
SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                           3,694,015.981     81.69%

ALLEGIANT PA INTERMED MUNI BOND I SHARES
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                             743,511.843     16.44%

ALLEGIANT PA TAX EXMPT MM A SHARES
PENNSYLVANIA
FBO CORPORATE AUTOSWEEP CUSTOMERS
C/O NATIONAL CITY BANK OF PA
PITTSBURGH, PA  15222-4802                         30,956,000.000     57.69%

ALLEGIANT PA TAX EXMPT MM A SHARES
PENNSYLVANIA
NATIONAL CITY BANK OF PENNSYLVANIA
FBO PCG/RETAIL SWEEP CUSTOMERS
CASH MANAGEMENT OPERATIONS
COLUMBUS, OH  43222-1419                           18,045,263.630     33.63%

ALLEGIANT PA TAX EXMPT MM I SHARES
NATIONAL CITY BANK
TRUST OPERATIONS
OPERATIONS CENTER
CLEVELAND, OH  44135-1389                          97,540,972.100     96.72%

ALLEGIANT S & P 500 INDEX C SHARES
RAYMOND JAMES & ASSOC INC
FBO LUCARELLI
ST PETERSBURG, FL  33716-1100                          10,863.847      5.64%

ALLEGIANT S & P 500 INDEX C SHARES
FIRST CLEARING, LLC
INDUSTRIAL POWER SYSTEMS, INC.
ATTN: ANGELA KAMINKI
TOLEDO, OH  43607-3106                                  9,809.336      5.09%

ALLEGIANT S&P 500 INDEX A SHARES
NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS, OH  43218-2029                            1,371,380.329     58.47%

ALLEGIANT S&P 500 INDEX FUND I SHARES
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                          10,279,823.360     31.87%

ALLEGIANT S&P 500 INDEX FUND I SHARES
SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                           3,888,475.247     12.06%

ALLEGIANT S&P 500 INDEX FUND I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                           1,979,317.517      6.14%

ALLEGIANT S&P 500 INDEX FUND I SHARES
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                           2,015,697.378      6.25%

ALLEGIANT S&P 500 INDEX FUND I SHARES
WHITELAW & CO
FBO NC S & I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                          12,600,541.360     39.07%

ALLEGIANT S&P 500 INDEX R SHARES
PATTERSON & CO FBO
EMKAY INC 401K PLAN
CHARLOTTE, NC  28288-0001                              31,219.711     27.65%

ALLEGIANT S&P 500 INDEX R SHARES
PATTERSON & CO FBO
PREMIER TRUCK PARTS/SALES, INC
CHARLOTTE, NC  28288-0001                               5,791.225      5.13%

ALLEGIANT S&P 500 INDEX R SHARES
WILMINGTON TRUST COMP CUST FBO
KIRKER ENTERPRISES, INC NON-UNION
401(K) PLAN
C/O MUTUAL FUNDS
WILMINGTON, DE  19899-8971                             23,147.308     20.50%

ALLEGIANT S&P 500 INDEX R SHARES
MG TRUST COMPANY CUST. FBO
GENESIS CORP.
DENVER, CO  80202-3531                                 40,941.229     36.26%

ALLEGIANT SMALL CAP CORE A SHARES
FIRST CLEARING, LLC
GORDON A JOHNSON (SEP IRA)
FCC AS CUSTODIAN
SAINT LOUIS, MO  63110-3731                            18,995.867      7.46%

ALLEGIANT SMALL CAP CORE A SHARES
FIRST CLEARING, LLC
TOMCAT DEVELOPMENT LLC
BAY CITY, MI  48706-8705                               28,248.588     11.10%

ALLEGIANT SMALL CAP CORE B SHARES
BEAR STEARNS SECURITIES CORP.
BROOKLYN, NY  11201-3870                                2,583.000      8.14%

ALLEGIANT SMALL CAP CORE B SHARES
FIRST CLEARING, LLC
FRANCIS ALAN SENGER
JOYCE L SENGER
FAYETTEVILLE, PA  17222-9652                            1,804.564      5.68%

ALLEGIANT SMALL CAP CORE B SHARES
FIRST CLEARING CORPORATION
JANET WILLIAMS (IRA)
FCC AS CUSTODIAN
KENTWOOD, MI  49512-9339                                4,574.474     14.41%

ALLEGIANT SMALL CAP CORE B SHARES
FIRST CLEARING, LLC
ANNE H LITTLEFIELD
FORT WAYNE, IN  46815-6519                              3,971.425     12.51%

ALLEGIANT SMALL CAP CORE B SHARES
FIRST CLEARING, LLC
RONALD E BOOHER (IRA)
FCC AS CUSTODIAN
FORT WAYNE, IN  46816-3518                              2,056.842      6.48%

ALLEGIANT SMALL CAP CORE B SHARES
FIRST CLEARING, LLC
DENISE G MORGAN (IRA)
FCC AS CUSTODIAN
LOUISVILLE, KY  40272-2779                              2,246.181      7.08%

ALLEGIANT SMALL CAP CORE C SHARES
BEN B MORGAN TTEE
PEGGY LINDSEY MORGAN TTEE
BEN & PEGGY MORGAN REV TRUST
OVIEDO, FL  32765-7595                                  1,931.983      5.10%

ALLEGIANT SMALL CAP CORE C SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE IRA OF
RICHARD T KOLAR
OVIEDO, FL  32765-6470                                  7,157.420     18.91%

ALLEGIANT SMALL CAP CORE C SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE IRA OF
DARYL H WILL
OVIEDO, FL  32765-8999                                  2,106.024      5.56%

ALLEGIANT SMALL CAP CORE C SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE IRA OF
PATRICIA WILLIAMS
WINTER SPRINGS, FL  32708-4308                          2,288.295      6.04%

ALLEGIANT SMALL CAP CORE C SHARES
RAYMOND JAMES & ASSOC INC
FBO MANSFIELD TRUST
ST PETERSBURG, FL  33716-1100                           2,657.005      7.02%

ALLEGIANT SMALL CAP CORE C SHARES
NFS LLC FEBO
NFS/FMTC ROLLOVER IRA
FBO SUSAN E WINTERS
ORLANDO, FL  32825-8293                                 2,688.172      7.10%

ALLEGIANT SMALL CAP CORE C SHARES
NFS LLC FEBO
NFS/FMTC IRA
FBO STEVEN L SMITH
OVIEDO, FL  32765-9203                                  1,926.523      5.09%

ALLEGIANT SMALL CAP CORE C SHARES
FIRST CLEARING, LLC
YANNICK LECOUEDIC (IRA)
FCC AS CUSTODIAN
CHAGRIN FALLS, OH  44022-3255                           2,543.860      6.72%

ALLEGIANT SMALL CAP CORE I SHARES
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                           5,449,963.875     34.08%

ALLEGIANT SMALL CAP CORE I SHARES
SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                           6,100,358.680     38.15%

ALLEGIANT SMALL CAP CORE I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                           4,413,465.910     27.60%

ALLEGIANT SMALL CAP GROWTH C SHARES
ELK COUNTY TOOL & DIE INC
MARK J SICHERI
ST. MARYS, PA  15857                                    4,651.525      5.95%

ALLEGIANT SMALL CAP GROWTH C SHARES
CHAPMAN PROPERTIES 401(K) SAVINGS
STEVEN C. THOMAS
SEWICKLEY, PA  15143-1100                               6,479.531      8.29%

ALLEGIANT SMALL CAP GROWTH C SHARES
FIRST CLEARING, LLC
CAROLYN M JOHNSON
BIRMINGHAM, AL  35243-4613                              5,015.470      6.42%

ALLEGIANT SMALL CAP GROWTH I SHARES
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                           1,007,888.215     39.54%

ALLEGIANT SMALL CAP GROWTH I SHARES
SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                             151,162.140      5.93%

ALLEGIANT SMALL CAP GROWTH I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4984                             227,375.862      8.92%

ALLEGIANT SMALL CAP GROWTH I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                             585,423.149     22.97%

ALLEGIANT SMALL CAP GROWTH R SHARES
PATTERSON & CO FBO
RMT INC 401K PLAN
CHARLOTTE, NC  28288-0001                               1,584.820     16.07%

ALLEGIANT SMALL CAP GROWTH R SHARES
PATTERSON & CO FBO
EMKAY INC 401K PLAN
CHARLOTTE, NC  28288-0001                               6,785.191     68.80%

ALLEGIANT SMALL CAP GROWTH R SHARES
PATTERSON & CO FBO
PREMIER TRUCK PARTS/SALES, INC
CHARLOTTE, NC  28288-0001                                 681.469      6.91%

ALLEGIANT SMALL CAP GROWTH R SHARES
PATTERSON & CO FBO
RJW, INC 401(K)
CHARLOTTE, NC  28288-0001                                 618.390      6.27%

ALLEGIANT SMALL CAP VALUE A SHARES
NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS, OH  43218-2029                            1,735,887.549     15.46%

ALLEGIANT SMALL CAP VALUE A SHARES
CHARLES SCHWAB & CO INC
ATTN MUTUAL FUNDS
SPECIAL CUSTODY ACCOUNT
SAN FRANCISCO, CA  94104-4122                       1,154,364.070     10.28%

ALLEGIANT SMALL CAP VALUE A SHARES
STATE STREET BANK & TRUST TTEE
FBO FIRST ENERGY SAVINGS PLAN
WESTWOOD, MA  02090-2318                            4,247,411.147     37.84%

ALLEGIANT SMALL CAP VALUE I SHARES
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                           4,649,360.295     13.79%

ALLEGIANT SMALL CAP VALUE I SHARES
CHARLES SCHWAB & CO INC
ATTN MUTUAL FUNDS
SPECIAL CUSTODY ACCOUNT
SAN FRANCISCO, CA  94104-4122                       6,356,063.101     18.85%

ALLEGIANT SMALL CAP VALUE I SHARES
SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                           1,927,666.792      5.72%

ALLEGIANT SMALL CAP VALUE I SHARES
SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                           5,483,312.741     16.26%

ALLEGIANT SMALL CAP VALUE I SHARES
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                           4,897,143.298     14.52%

ALLEGIANT SMALL CAP VALUE I SHARES
WHITELAW & CO
FBO NC S & I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                           6,557,928.133     19.45%

ALLEGIANT TAX EXEMPT MONEY MARKET A SHARES
NATIONAL CITY MI/IL
FBO CORPORATE SWEEP CUSTOMER
CASH MANAGEMENT OERATIONS
COLUMBUS, OH  43222-1419                            8,660,000.000      5.94%

ALLEGIANT TAX EXEMPT MONEY MARKET A SHARES
FIRST CLEARING CORPORATION
GLEN ALLEN, VA  23058-6629                         76,660,547.960     52.58%

ALLEGIANT TAX EXEMPT MONEY MARKET A SHARES
INDIANA
NATIONAL CITY BANK OF INDIANA
FBO PCG/RETAIL SWEEP CUSTOMERS
CASH MANAGEMENT OPERATIONS
COLUMBUS, OH  43222-1419                            8,500,241.600      5.83%

ALLEGIANT TAX EXEMPT MONEY MARKET A SHARES
KENTUCKY
NATIONAL CITY BANK OF KENTUCKY
FBO PCG/RETAIL SWEEP CUSTOMERS
CASH MANAGEMENT OPERATIONS
COLUMBUS, OH  43222-1419                            7,384,986.250      5.06%

ALLEGIANT TAX EXEMPT MONEY MARKET A SHARES
NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
COLUMBUS, OH  43222-1419                           18,234,352.530     12.51%

ALLEGIANT TAX EXEMPT MONEY MARKET I SHARES
NATIONAL CITY BANK
OPERATIONS CENTER
CLEVELAND, OH  44135-1389                         391,088,814.500     83.93%

ALLEGIANT TAX EXEMPT MONEY MARKET I SHARES
NATIONAL CITY BANK
TRUST OPERATIONS
OPERATIONS CENTER
CLEVELAND, OH  44135-1389                          45,392,390.150      9.74%

ALLEGIANT TOTAL RETURN ADVANTAGE A SHARES
FIRST CLEARING, LLC
FRANK LEONETTI JR TRUST
ALBERT LEONETTI TTEE
CHAGRIN FALLS, OH  44023-2114                          86,430.109     20.24%

ALLEGIANT TOTAL RETURN ADVANTAGE B SHARES
RAYMOND JAMES & ASSOC INC
FBO PATTEN IRA
ST PETERSBURG, FL  33716-1100                          10,214.016      8.94%

ALLEGIANT TOTAL RETURN ADVANTAGE B SHARES
BEAR STEARNS SECURITIES CORP.
BROOKLYN, NY  11201-3870                                9,221.371      8.07%

ALLEGIANT TOTAL RETURN ADVANTAGE B SHARES
R DELA CRUZ PROFIT SHARING PLAN
RENATO DELA CRUZ, MD
MARTINS FERRY, OH  43935-1456                           7,046.138      6.16%

ALLEGIANT TOTAL RETURN ADVANTAGE C SHARES
DEBORAH A MENDENHALL
HARRY H ADKINS JTWROS
CLEARWATER, FL  33758-4099                              2,604.690      7.37%

ALLEGIANT TOTAL RETURN ADVANTAGE C SHARES
SOBB, ROBERTS & PRIBIS 401K PLAN
PAUL SOBB
MAUMEE, OH  43537-9492                                  5,046.935     14.28%

ALLEGIANT TOTAL RETURN ADVANTAGE C SHARES
SOBB, ROBERTS & PRIBIS 401K PLAN
GARRY W. ROBERTS
SYLVANIA, OH  43560-8966                                2,778.588      7.86%

ALLEGIANT TOTAL RETURN ADVANTAGE I SHARES
SHELDON & CO. (REINV)
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                          10,025,751.870     32.15%

ALLEGIANT TOTAL RETURN ADVANTAGE I SHARES
SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                           4,385,928.366     14.07%

ALLEGIANT TOTAL RETURN ADVANTAGE I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                           4,438,655.561     14.23%

ALLEGIANT TOTAL RETURN ADVANTAGE R SHARES
PATTERSON & CO FBO
RMT INC 401K PLAN
CHARLOTTE, NC  28288-0001                               4,182.299     18.71%

ALLEGIANT TOTAL RETURN ADVANTAGE R SHARES
PATTERSON & CO FBO
EMKAY INC 401K PLAN
CHARLOTTE, NC  28288-0001                               2,113.113      9.45%

ALLEGIANT TOTAL RETURN ADVANTAGE R SHARES
PATTERSON & CO FBO
PREMIER TRUCK PARTS/SALES, INC
CHARLOTTE, NC  28288-0001                              13,162.304     58.87%

ALLEGIANT TOTAL RETURN ADVANTAGE R SHARES
PATTERSON & CO FBO
RJW, INC 401(K)
CHARLOTTE, NC  28288-0001                               2,632.716     11.78%

ALLEGIANT TREASURY MONEY MARKET A SHARES
NATIONAL CITY MI/IL
FBO CORPORATE SWEEP CUSTOMER
CASH MANAGEMENT OERATIONS
COLUMBUS, OH  43222-1419                            4,944,000.000     23.25%

ALLEGIANT TREASURY MONEY MARKET A SHARES
NATIONAL CITY BANK INDIANA
FBO AMA SWEEP CUSTOMERS
COLUMBUS, OH  43222-1419                            6,859,897.020     32.26%

ALLEGIANT TREASURY MONEY MARKET A SHARES
WHEAT FIRST SECURITIES
GLEN ALLEN, VA  23058-6629                          7,142,284.670     33.59%

ALLEGIANT TREASURY MONEY MARKET I SHARES
NATIONAL CITY BANK
OPERATIONS CENTER
CLEVELAND, OH  44135-1389                         146,828,216.600     81.98%

ALLEGIANT TREASURY MONEY MARKET I SHARES
US BANK
FBO BAND & CO
MILWAUKEE, WI  53201-1787                          26,572,597.220     14.84%

ALLEGIANT ULTRA SHORT BOND A SHARES
FIRST CLEARING, LLC
THE COLUMBUS ACADEMY
GAHANNA, OH  43230-1724                               111,370.204     65.47%

ALLEGIANT ULTRA SHORT BOND A SHARES
FIRST CLEARING, LLC
SCOTT D KREMER
DEBRA L KREMER
WESTLAKE, OH  44145-1897                               10,152.629      5.97%

ALLEGIANT ULTRA SHORT BOND I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                           6,524,602.813     45.91%

ALLEGIANT ULTRA SHORT BOND I SHARES
SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                           5,117,446.603     36.01%

ALLEGIANT ULTRA SHORT BOND I SHARES
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                           2,297,630.947     16.17%

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or individual short-term debt instruments. These obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

      "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

      "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


      Fitch Ratings, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

      "NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.


      The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

      "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for the "R-1 (high)" category, few entities are strong enough to achieve this rating.

      "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition which DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for timely repayment of short-term liabilities.

      "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

      "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios are not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

      "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

      "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the "R-2

(low)" category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

      "R-3 (high)," "R-3 (middle)," "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

      "D" - Short-term debt rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.


LONG-TERM CREDIT RATINGS

      The following summarizes the ratings used by Standard & Poor's for long-term issues:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Plus (+) or minus (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

      "N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular obligation as a matter of policy

      Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      The following summarizes the ratings used by Moody's for long-term debt:

      "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

      "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

      "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

      "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

      "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

      "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

      "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

      "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

      "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      The following summarizes long-term ratings used by Fitch:

      "AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be investment grade and of very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

      Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

      "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

      The following summarizes the ratings used by DBRS for long-term debt:

      "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

      "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases, it differs from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

      "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

      "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

      "BB" - Long-term debt rated "BB" is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification and competitive strength are additional negative considerations.

      "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

      "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

      "D" - Long-term debt rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

      ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

      CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

      RATING OUTLOOK: A Standard & Poor's rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

            o     "Positive" means that a rating may be raised.

            o     "Negative" means that a rating may be lowered.

            o     "Stable" means that a rating is not likely to change.

            o     "Developing" means a rating may be raised or lowered.

MOODY'S

      WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG") or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

      RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.


FITCH

      WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

      RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

DBRS

      RATING TRENDS: Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

      RATING ACTIONS: In addition to confirming or changing ratings, other DBRS rating actions include:

      (1) SUSPENDED RATINGS. Rating opinions are forward looking. While a rating will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.

      Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

      (2) DISCONTINUED RATINGS. When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future (e.g. commercial paper, long-term debt or preferred shares), DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.

      (3) RATINGS "UNDER REVIEW." In practice, DBRS maintains continuous surveillance of the entities it rates and therefore all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely fashion, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

      Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate DBRS's preliminary evaluation of the impact on the credit quality of the security/issuer. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.

MUNICIPAL NOTE RATINGS

      A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by Standard & Poor's for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

      "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

      In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

      When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

      VMIG rating expirations are a function of each issue's specific structural or credit features.

      "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.


      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, information or based on other circumstances.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B

            Each Equity Fund, Fixed Income Fund and the Balanced Allocation Fund (the "Funds") may enter into certain futures transactions and options for hedging purposes or, as described in the Statement of Additional Information ("SAI"), to seek to increase total return. Such transactions are described in this Appendix.

INTEREST RATE FUTURES CONTRACTS

            USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

            The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

            DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

            Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

            Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission ("CFTC") as a contract market or registered with the CFTC as a derivatives transaction execution facility ("DTEF"). The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

            A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.


            EXAMPLE OF FUTURES CONTRACT SALE. The Fund may engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Adviser (or Sub-Advisers) wants to fix the current market value of this Fund security until some point in the future. Assume the Fund security has a market value of 100, and the Adviser (or Sub-Advisers) believes that because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for a equivalent of 98. If the market value of the Fund security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.


            In that case, the five point loss in the market value of the Fund security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.


            The Adviser (or Sub-Advisers) could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the Fund securities, including the Fund security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.


            If interest rate levels did not change, the Fund in the above example might incur a loss (which might be reduced by a offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

            EXAMPLE OF FUTURES CONTRACT PURCHASE. The Fund may engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.


            For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser (or Sub-Advisers) wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser (or Sub-Advisers) believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

            The Adviser (or Sub-Advisers) could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.


            If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the Fund, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

INDEX AND SECURITY FUTURES CONTRACTS

            GENERAL. A bond or stock index assigns relative values to the bonds or stocks included in the index which fluctuates with changes in the market values of the bonds or stocks included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 Index or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indexes or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indexes (as defined in the Commodity Futures Modernization Act of 2000) (together "security futures;" broader-based index futures are referred to as "index futures").

            Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

            The Fund may sell index futures and security futures contracts in order to offset a decrease in market value of its fund securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

            In addition, the Fund may utilize index futures and security futures contracts in anticipation of changes in the composition of its fund holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the fund will decline prior to the time of sale.

            As described in the SAI, a Fund may use futures for non-hedging (speculative) purposes to increase total return.

MARGIN PAYMENTS

            Unlike purchase or sales of fund securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian or a subcustodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS


            There are several risks in connection with the use of futures by the Fund, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser (or Sub-Advisers). Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser (or Sub-Advisers).


            Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

            In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser (or Sub-Advisers) may still not result in a successful hedging transaction over a short time frame.


            Positions in futures may be closed out only on a board of trade or other trading facility which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

            Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


            Successful use of futures by the Fund is also subject to the Adviser's (or Sub-Advisers') ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.


OPTIONS ON FUTURES CONTRACTS

            The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

            Investments   in   futures   options   involve   some  of  the  same
considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

OTHER MATTERS

            Accounting  for  futures   contracts  will  be  in  accordance  with
generally accepted accounting principles.

                                   APPENDIX C


                       ALLEGIANT ASSET MANAGEMENT COMPANY
                       PROXY VOTING POLICY AND PROCEDURES
                                  JULY 25, 2005

The purpose of these proxy voting policy and procedures is to ensure that Allegiant Asset Management Company ("AAM") and the subsidiary banks of National City Corporation (the "Banks") fulfill their responsibility to their clients in connection with the voting of proxies. AAM and the Banks view the voting of proxies as an integral part of their investment management responsibility. The general principle of this Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the advisory clients and their beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

NEW ACCOUNT PROCEDURES

AAM's standard Investment Management Agreement conveys the authority to vote proxies to AAM. When the agreement states that the client has delegated proxy-voting authority to AAM, AAM will vote such proxies in accordance with this Proxy Voting Policy. In the event the client makes a written request that AAM vote in accordance with such client's proxy voting policy and provides this proxy voting policy to AAM, AAM will vote as instructed. In the event a contract is silent on the matter, AAM should get written confirmation from such client as to its preference, where possible. AAM will assume proxy voting responsibilities in those situations where the contract is silent and the client has provided no further instructions as to its preferences.

PROXY HANDLING PROCEDURES

With respect to those proxies for which AAM and any of the Banks have authority to vote, such votes will be determined by a proxy voting committee (the "Committee"). This Committee will consist of the members of the National City Institutional Asset Management Trust Investment Policy Committee ("TIPC"). The Committee shall be appointed by the Boards of Directors of the Banks. The same fiduciary standards apply to both the Banks and AAM with respect to proxy voting, therefore, it is appropriate that the Committee determine how to vote proxies for the clients of both AAM and the Banks.

The Committee will meet no less frequently than monthly (unless otherwise agreed) to discuss the proxy votes for upcoming shareholders meetings. So long as a quorum is present, such meetings may take place in person and/or via telephone conference call. Notice given shall be reasonable under the circumstances. The Committee may also determine proxy votes by written consent of all members.

The Committee will appoint one or more Proxy Administrators, each of whom shall be an officer of AAM, to assist in the administration of proxy material and record the minutes of the Committee meeting. AAM and the Banks are authorized to engage the services of a proxy voting service (the "Service") to assist the Committee in the voting, research, and record-keeping associated with its proxy voting responsibilities.

The Committee delegates to the Proxy Administrators the duty to review the proxy issues and the Service's recommendations with respect to such issues. "Routine Matters" are those issues in the proxy statement for which the Service recommends that such proxy be voted in accordance with the proxy voting guidelines attached hereto as EXHIBIT A (the "Guidelines"). "Non-routine Matters" are those issues in the proxy statement for which the Guidelines are silent, or for which the Service's recommendation is not to vote in accordance with the Guidelines. The Committee may also designate a Routine Matter as a Non-routine Matter.

The Proxy Administrators are responsible for reviewing each proxy issue prior to the Committee's monthly meeting. The Proxy Administrators are also responsible for ensuring that all proxies for which the Committee has authority to vote are voted, and that such votes were cast in accordance with the Committee's instructions.

AUTHORITY TO VOTE PROXIES


The Committee adopts the Guidelines, attached hereto as EXHIBIT A, and authorizes the Service to act as its voting agent. As a general matter, the Committee will instruct the Service to vote all Routine Matters in accordance with the Guidelines. Non-routine Matters will be voted in accordance with the instructions of the Committee. The Committee will decide Non-routine Matters by majority vote of the committee members present, but only in the event a quorum is in attendance. The Committee reserves the right, in all circumstances, not to vote in accordance with such Guidelines if the Committee determines that the vote recommended and/or cast is not in the best interests of the clients. The Committee remains solely responsible for determining how to vote each proxy.

In the event that AAM or any of the subsidiary banks of National City Corporation have contractually agreed to vote proxies on behalf of a client in accordance with the client's proxy voting guidelines, the client guidelines will be followed.

The Committee will document the rationale for its vote in its minutes for all Non-routine Matters. The Proxy Administrators will maintain a record of the proxy voting decisions made by the Committee.

For Non-routine Matters, the Committee will determine how to vote such proxy by considering a number of factors, including, but not limited to:

o     Publicly available information

o     Research provided by the Service

o     Industry practices

o     Any special circumstances relating to the company

o     Advice from portfolio managers or investment professionals

o     Advice from legal counsel

o     Market conditions

o     Industry trends

Ultimately, any such decision must be made based on a determination that the vote being cast will be in the best interests of the shareholders.

In the event that the cost of voting certain proxy issues outweighs the benefits, the Committee is not required to vote such proxies. Such situations include, but are not limited to, the following:

o the proxy is written in a language other than English and no translation has been provided;

o     the proxy require overseas travel in order to vote; or

o securities on loan must be recalled in order to vote and either the vote relates to a routine matter or the amount of securities on loan are DE MINIMUS when compared to the company's total outstanding shares.

CONFLICTS OF INTEREST

A conflict of interest occurs when the interests of National City Corporation, its affiliates, and the interests of their employees, officers and directors, interfere in any way with the interests of their clients. The Committee is committed to avoiding all situations that might lead to a real or apparent material conflict between (i) the interests of National City Corporation, its affiliates, the interest of their employees, officers and directors, and (ii) the Committee's proxy voting responsibilities. Any position or interest, financial or otherwise, which could materially conflict with the Committee's responsibilities to vote proxies, or which affects or could reasonably be expected to affect the Committee's independence or judgment concerning how to vote proxies that the Committee has the discretion to vote, would be considered a conflict of interest. A material conflict of interest may also arise between the self interest of a committee member and his or her duties and responsibilities as a member of the Committee. This policy and procedures are meant to prevent material conflicts of interests from affecting the manner in which the Committee votes proxies.

Identification of Conflicts of Interest: It is acknowledged that the AAM and the Banks have publicly-traded affiliates, and proxies required to be voted with respect to such affiliates shall be voted in accordance with the Guidelines with respect to all Routine Matters. With respect to investment company clients, conflicts may arise involving investment adviser or the underwriter. In such cases we will follow the Guidelines described herein, including the procedures for handling conflicts of interest.

In the event that the Committee as a whole determines that it may have a material conflict of interest with respect to a Non-routine Matter, the Committee may vote such matter vote in accordance with the recommendation of the Service.

Any attempt by any employee, officer, or director of National City Corporation or its affiliates to influence the Committee or any of its members in determining how to vote on a particular issue shall be reported in writing to the Committee. Any such action shall be considered a breach of National City's Code of Ethics and shall be reported by the Committee to the Manager of Regulatory Risk Management for National City Corporation.

The Committee and each of its members have a responsibility to avoid material conflicts of interest, or the appearance of any conflicts of interest. A Committee member may recuse himself or herself from the Committee's consideration of a particular proxy issue in the event that member has determined that he or she may have a conflict of interest either personally or professionally that would impair his or her independence or judgment in deciding how to vote. The Committee may also exclude a Committee member from voting on a particular issue or issues if the Committee determines that the member has or may have a conflict of interest that would affect his or her ability to vote the proxy in the best interests of the client. Such exclusion may only take place if two-thirds of the Committee members present at such meeting, except the one for whom exclusion is being requested, agree to exclude such member.

The Committee may determine, in its discretion, whether additional action is necessary to determine whether committee members may have conflicts of interests, personal or professional, that would affect their ability to vote proxies in the best interest of the clients. The Committee may also take action it deems necessary to determine whether there is a real or apparent material conflict between (i) the interests of National City Corporation, its affiliates, the interest of their employees, officers and directors and (ii) the Committee's proxy-voting responsibilities. This may include requesting that employees and officers of National City Corporation and its affiliated entities answer questions designed to elicit whether a material conflict of interest may exist.

Materiality: When determining whether a conflict is material, the Committee may take into account financial considerations. For example, when the Committee is asked to vote on an issue with respect to a publicly-traded company for which an affiliate of AAM provides services, the affiliate's relationship may be considered material if the revenue generated by such relationship exceeds 1% of that affiliate's annual revenue.

REVIEW OF POLICY

This policy shall be reviewed, updated and approved by the Committee on an annual basis to ensure that it remains in compliance with its fiduciary responsibilities, and the rules and regulations of the Securities and Exchange Commission and the Office of the Comptroller of the Currency.

RECORDKEEPING

The Proxy Administrators will retain for such time periods set forth in the SEC Rule 206(4)-6, promulgated under the Advisers Act:

(1)   A copy of this proxy voting policy and procedures

(2)   All proxy statements regarding client securities

(3)   All records of votes cast on behalf of clients

(4)   All records of client requests for proxy voting information

(5) All minutes of TIPC setting forth the basis for any proxy voting decision, and any other documents prepared on behalf of TIPC material to a proxy voting decision.

Any client requests for copies of the proxy voting policy and procedures shall be directed to the Proxy Administrators, and shall be provided to any such client within a reasonable amount of time.

                                    EXHIBIT A
                         SUMMARY PROXY VOTING GUIDELINES

1. OPERATIONAL ITEMS

The Committee recommends voting FOR matters such as the following, as long as the Committee considers the proposals to be reasonable by industry standards and not for the purpose of management entrenchment:

o     Election of Directors in a non-contested election

o     Ratifying Auditors

o     Increasing or decreasing amounts of authorized stock

o     Changing terms of authorized stock

o     Company name changes

o     Stock splits

o     Changing size of board

o     Opting into or out of optional provisions of state corporation laws

o     Changing annual meeting date or location

o     Changing state of incorporation

o Changing bylaws or charter that are of a housekeeping nature (updates or corrections).

o Allowing shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

The Committee recommends generally voting AGAINST matters such as the following:

o Reducing quorum requirements for shareholder meetings below a majority of the shares outstanding absent a compelling reason.

o Shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable

o Approving "other business" when it appears as voting item, when no further details are provided.

2. BOARD OF DIRECTORS

VOTING, BOARD COMPOSITION AND CONTROL ISSUES

The Committee favors the following resolutions, as long as the proposal is reasonable by industry standards, that: (i) improve shareholder democracy; (ii) reduce the likelihood of management entrenchment or conflict-of-interest; or
(iii) are likely to make management more responsive to the concerns of institutional shareholders. Therefore:

The Committee recommends a vote FOR:

o     Confidential voting

o     Independent Audit Committees

o     Independent Nominating Committees

o     Independent Compensation Committees

o     Auditors at annual meetings

o     Requiring information on proponents of shareholder resolutions

o     Fixing the board size or designating a range for the board size.

o     Repealing classified boards and electing all directors annually

o Creation of "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

o Creation of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

o Creation of a new class of nonvoting or subvoting common stock if: (i) it is intended for financing purposes with minimal or no dilution to current shareholders and (ii) it is not designed to preserve the voting power of an insider or significant shareholder

o     Reduction of the par value of common stock.

o Implementing a reverse stock split when the number of authorized shares will be proportionately reduced.

o     Implementing a reverse stock split to avoid delisting.

o Instituting open-market share repurchase plans in which all shareholders may participate on equal terms.

o Increasing the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as considered reasonable in the opinion of the Committee.

The Committee recommends a vote AGAINST:

o     Blank check preferred stock

o     Classifying the board

o "Fair Price" provisions requiring greater than a majority vote of all shares

o     Greenmail

o     Preemptive rights

o     Supermajority voting requirements

o     Proposals to eliminate cumulative voting*

o Shareholder Advisory Committees, or other attempts to involve shareholders or other constituencies directly in board decision making Targeted share placements (PLACING BLOCKS OF SECURITIES WITH FRIENDLY THIRD PARTIES)

o     Poison Pills

o     Limiting shareholders' right to act by written consent

o     Limiting shareholders' right to call meetings

o     Requiring inclusion of abstentions in voting results

o     Repricing of "underwater" options

o Shareholder proposals to impose a mandatory retirement age for outside directors.

o Giving management the ability to alter the size of the board outside of a specified range without shareholder approval

* The Committee should consider a vote against cumulative voting if a company has a strong record of recognizing shareholder rights, or when a shareholder proposal is made by an entity which is likely to be counterproductive to shareholder value.

The Committee recommends voting AS RECOMMENDED BY MANAGEMENT on:

o Required representation of specific gender, race, or interest groups on board

o     Age or term limits for directors

o     Same person holding more than one office

o Shareholder requests for changes in voting requirements not otherwise covered in these guidelines

With respect to specific issues relating to director and officer indemnification and liability protection, the Committee recommends voting as follows:

The Committee recommends voting FOR

o     Restoring shareholder ability to remove directors with or without cause.

o     Permitting shareholders to elect directors to fill board vacancies.

o     Requiring that a majority or more of directors be independent.

o Expanded liability and indemnification coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply: (i) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) Only the director's legal expenses would be covered.

The Committee recommends voting AGAINST:

o Expanding indemnification coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

o Eliminating entirely directors' and officers' liability for monetary damages for violating the duty of care.

o     Shareholder proposals requiring two candidates per board seat.

o Allowing only continuing directors may elect replacements to fill board vacancies.

o     Proposals that directors may be removed only for cause.


o     Shareholder proposals to limit the tenure of outside directors.

o Mandating a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board

3. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

The Committee recommends voting FOR proposals to restore, or provide shareholders with, rights of appraisal.

4. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

The Committee recommends voting FOR proposals to restore voting rights to the control shares.

The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

CONTROL SHARE CASHOUT PROVISIONS

The Committee recommends voting FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

The Committee recommends voting FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Generally, the Committee recommends voting AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

The Committee recommends voting FOR proposals to opt out of state freezeout provisions.

STAKEHOLDER PROVISIONS

The Committee recommends voting AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

5. EXECUTIVE AND DIRECTOR COMPENSATION

The Committee generally favors compensation programs that relate management compensation to long-term performance.

As long as the Committee considers them to be reasonable by industry standards and have been approved by a compensation committee composed of independent directors, the Committee recommends voting AS RECOMMENDED BY MANAGEMENT on:

o     Stock option plans

o     Restricted stock bonus plans

o     Director stock ownership proposals

o     Executive compensation proposals

STOCK PLANS IN LIEU OF CASH

The Committee recommends voting FOR plans which provide a dollar-for-dollar cash for stock exchange.

DIRECTOR RETIREMENT PLANS

The Committee recommends voting AGAINST retirement plans for nonemployee directors.

The Committee recommends voting FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

EMPLOYEE STOCK PURCHASE PLANS

The Committee recommends voting FOR employee stock purchase plans where all of the following apply:

      1.    Purchase price is at least 85 percent of fair market value

      2.    Offering period is 27 months or less, and

      3.    Potential voting power dilution (VPD) is ten percent or less.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

The Committee recommends voting FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

The Committee recommends voting FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

The Committee will generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

The Committee recommends voting FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

The Committee recommends voting FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, the Committee recommends voting FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

The Committee recommends voting AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

The Committee recommends voting AGAINST shareholder proposals requiring director fees be paid in stock only.

The Committee recommends voting FOR shareholder proposals to put option repricings to a shareholder vote.

OPTION EXPENSING

The Committee recommends voting AGAINST shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

GOLDEN AND TIN PARACHUTES

The Committee recommends voting FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

6. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

As a general matter, the Committee recommends a vote AGAINST shareholder resolutions that seek to further specific social policies by:

o     Requiring reports that go beyond standard industry practice.

o Restricting the company's ability to do business in any location or with any particular group.

o Imposing any other constraints on matters normally left to the business judgment of management or the board of directors.

7. ENVIRONMENT AND ENERGY

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

o     The company's level of disclosure lags that of its competitors, or

o The company has a poor environmental track record, such as violations of federal and state regulations.

GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

o The company is in compliance with laws governing corporate political activities, and

o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

The Committee recommends voting AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws have reporting requirements.

The Committee recommends voting AGAINST proposals disallowing the company from making political contributions.

The Committee recommends voting AGAINST proposals restricting the company from making charitable contributions.

The Committee recommends voting AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

The Committee recommends voting AGAINST proposals to implement the China Principles unless:

o There are serious controversies surrounding the company's China operations, and

o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

The Committee recommends voting AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

NUCLEAR WEAPONS

The Committee recommends voting AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless: the information is already publicly available or the disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

      1. The board composition is reasonably inclusive in relation to companies of similar size and business or

      2. The board already reports on its nominating procedures and diversity initiatives.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

      1.    The company has well-documented equal opportunity programs

      2. The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      3. The company has no recent EEO-related violations or litigation. The Committee recommends voting AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

      1. The composition of senior management and the board is fairly inclusive

      2. The company has well-documented programs addressing diversity initiatives and leadership development

      3. The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      4. The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

The Committee recommends voting AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

8. MUTUAL FUND PROXIES

APPROVE NEW CLASSES OR SERIES OF SHARES

The Committee recommends voting FOR the establishment of new classes or series of shares.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

The Committee recommends voting AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

The Committee recommends voting AGAINST any of the following changes:

o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

o Removal of shareholder approval requirement for amendments to the new declaration of trust

o Removal of shareholder approval requirement to make material changes to amend the fund's management contract, such as increasing management fees; changes that are non-material include decreasing management fees, and changes to administrative responsibilities that do not have the effect of increasing total advisory and administrative fees under the contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

o Removal of shareholder approval requirement to change the domicile of the fund

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT
SHAREHOLDER APPROVAL

The Committee recommends voting AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.